As filed with the Securities and Exchange Commission on April 24, 2026
Securities Act File No. 333-48456
Investment Company Act File No. 811-10183

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 106	☒
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 108	☒

Brighthouse Funds Trust I
(Exact Name of Registrant as Specified in Charter)

11225 North Community House Road
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (980) 365-7100

KRISTI SLAVIN
11225 North Community House Road
Charlotte, North Carolina 28277
(Name and Address of Agent for Service)

Copies to:
BRIAN D. MCCABE, ESQ. Ropes & Gray LLP Prudential Tower 800 Boylston Street, Boston, Massachusetts 02199	JEREMY C. SMITH, ESQ. Ropes & Gray LLP 1211 Avenue of the Americas, New York, New York 11036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Each of AB Global Dynamic Allocation Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd., and Schroders Global Multi-Asset Portfolio, Ltd. have also executed this Registration Statement with respect only to information that specifically relates to AB Global Dynamic Allocation Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd., and Schroders Global Multi-Asset Portfolio, Ltd., respectively.
Title of Securities Being Registered: Pursuant to the provisions of Section 24(f) and Rule 24f-2 of the Investment Company Act of 1940, as amended, Registrant declares that an indefinite number of its shares of beneficial interest, par value $0.001 per share, are being registered under the Securities Act of 1933, as amended, by this Registration Statement.

BRIGHTHOUSE FUNDS
TRUST I
AB Global Dynamic Allocation Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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AB Global Dynamic Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.63%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.92%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$94	$293	$509	$1,131
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio’s subadviser, AllianceBernstein L.P. (“AllianceBernstein” or “Subadviser”), will allocate substantially all of the Portfolio’s assets among individual securities, exchange-traded funds (“ETFs”) and derivatives, such as forwards, futures, options and swaps, to achieve targeted exposure on a passive basis (based on relevant indices) to: global stocks, which include domestic equities and international equities; and global bonds, which include domestic government bonds and developed international government bonds. The Portfolio may also invest up to 10% of its total assets in any combination of the following asset classes: emerging market equities and bonds, high yield debt, commodities, Treasury Inflation-Protected Securities (“TIPS”), and real estate securities. The Portfolio is expected to have a normal strategic allocation of 55% in global equities, 40% in global bonds and 5% in real estate securities, which is subject to dynamic adjustments.
The Portfolio uses a Dynamic Asset Allocation Strategy, which makes adjustments to the Portfolio’s long-term strategic asset allocation by systematically utilizing AllianceBernstein’s proprietary asset allocation models to measure expected risks and returns, in an effort to respond to short-term market changes. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to seek capital appreciation. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid
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and dramatic price swings. Furthermore, AllianceBernstein believes that a greater focus on short-term dynamics can improve the distribution of returns through a reduction or mitigation of both extreme losses and outsized gains. The Portfolio’s asset allocation exposures may be implemented and adjusted through transactions in individual securities, ETFs, or derivatives.
In implementing the Dynamic Asset Allocation Strategy, AllianceBernstein may make substantial and extensive use of derivatives. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. AllianceBernstein will choose in each case based on considerations of cost, liquidity and transaction speed. For more information about the derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information. AllianceBernstein expects to maintain sufficient cash to serve as collateral for the derivative investments the Portfolio holds. The Portfolio’s holdings may be frequently adjusted to reflect AllianceBernstein’s assessment of changing risks, which could result in high portfolio turnover.
As noted, the Portfolio also will invest in globally diverse equity and fixed income securities. The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, government and corporate bonds, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investment in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.
The Portfolio also may invest in commodities, currencies, and real estate-related securities. The Portfolio’s commodities exposure may be implemented through investments in commodities or investments intended to provide exposure to one or more commodities, either by investing directly in such instruments, or indirectly through its wholly-owned subsidiary as discussed below.
To the extent that the Portfolio invests in non-U.S. Dollar denominated investments, AllianceBernstein will integrate the risks of foreign currency into its investment and asset allocation decision making. AllianceBernstein may seek to hedge the currency exposure resulting from the Portfolio’s investments through currency-related derivatives or decide not to hedge this exposure.
AllianceBernstein will seek to limit the total expected volatility contribution of the equity-sensitive exposure of the Portfolio, which includes exposure to emerging market debt and high yield debt (commonly referred to as “junk bonds”), to 10%. While AllianceBernstein attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 25% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 20% to 30% of net assets. AllianceBernstein expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. AllianceBernstein anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
Under normal circumstances, the Portfolio will adhere to the following guidelines:
■
Combined investments in global equity securities, real assets (including commodities, TIPS and real estate securities) and equity-sensitive securities
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(including emerging market debt and equities and high yield debt, which are deemed by AllianceBernstein to be more sensitive than developed market investment grade bonds to factors that affect the value of equity securities) are limited to 80% of the Portfolio’s assets at market value at the time of investment.
■
Investments in foreign equity securities are limited to 60% of the Portfolio’s assets at market value at the time of investment.
■
Investments in foreign fixed-income securities are limited to 40% of the Portfolio’s fixed income allocation at market value at the time of investment.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. AllianceBernstein also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity-linked derivatives, including exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the
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Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high
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yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
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Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
Commodities Risk.  Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities.
When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indices and
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an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	10.54%
Lowest Quarter	Q2 2022	-11.83%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	11.56%	3.05%	4.77%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  AllianceBernstein L.P. is the subadviser to the Portfolio.
Portfolio Managers.  Daniel Loewy, Chief Investment Officer and Head of Multi-Asset Solutions, has managed the Portfolio since its inception in 2011. Alexander Barenboym, Senior Vice President and Portfolio Manager in the Dynamic Asset Allocation Group, and Caglasu Altunkopru, Senior Vice President and Head of Macro Strategy in the Multi-Asset Solutions Group, have managed the Portfolio since 2021. Vinod Chathlani, Senior Vice President and Portfolio Manager in the Multi-Asset Solutions Group, has managed the Portfolio since 2025.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss
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favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the
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potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held
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by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An
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increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt
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securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as
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the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the
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U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon purchase price. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own
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the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the
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Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In
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addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and
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transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders.
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Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make
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the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $250 million of such assets, plus 0.650% of such assets over $250 million up to $500 million, plus 0.625% of such assets over $500 million up to $1 billion, plus 0.600% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.62% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee to the annual rate of 0.700% of the first $250 million of the Portfolio’s average daily net assets, 0.650% of such assets over $250 million up to $500 million, 0.600% of such assets over $500 million up to $2 billion, 0.580% of such assets over $2 billion up to $3.5 billion, 0.570% of such assets over $3.5 billion up to $5 billion, and 0.560% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.32% of the Portfolio’s average daily net assets.
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AllianceBernstein L.P.,  501 Commerce Street, Nashville, Tennessee 37203, (“AllianceBernstein”) serves as the Subadviser to the Portfolio. AllianceBernstein and its affiliates had approximately $867 billion in assets under management as of December 31, 2025.
The following individuals are responsible for managing the Portfolio:
Daniel Loewy is Chief Investment Officer and Head of Multi-Asset Solutions. He has been responsible for the Portfolio since its inception in 2011 and has been with AllianceBernstein since 1996.
Alexander Barenboym is Senior Vice President and Portfolio Manager in the Dynamic Asset Allocation Group. He has managed the Portfolio since 2021 and has been with AllianceBernstein since 2008.
Caglasu Altunkopru is Senior Vice President and Head of Macro Strategy in the Multi-Asset Solutions Group. She has managed the Portfolio since 2021 and has been with AllianceBernstein since 2005.
Vinod Chathlani is Senior Vice President and Portfolio Manager in the Multi-Asset Solutions Group. He has managed the Portfolio since 2025 and has been with AllianceBernstein since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of
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Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
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utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
AB Global Dynamic Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.33	$9.75	$8.98	$12.83	$12.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.17	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.89	0.54	0.89	(2.73)	0.99
Total income (loss) from investment operations	1.04	0.71	1.03	(2.60)	1.13
Less Distributions
Distributions from net investment income	(0.34)	(0.13)	(0.26)	(0.47)	(0.03)
Distributions from net realized capital gains	(1.41)	0.00	0.00	(0.78)	(0.74)
Total distributions	(1.75)	(0.13)	(0.26)	(1.25)	(0.77)
Net Asset Value, End of Period	$9.62	$10.33	$9.75	$8.98	$12.83
Total Return (%) (b)	11.56	7.31	11.64	(20.43)	9.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.91	0.91	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.92	0.90	0.90	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	1.49	1.64	1.50	1.32	1.08
Portfolio turnover rate (%)	17	19	14	16	17
Net assets, end of period (in millions)	$1,715.0	$1,782.1	$2,692.7	$2,771.8	$3,934.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36968

BRIGHTHOUSE FUNDS
TRUST I
AB International Bond Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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AB International Bond Portfolio
PORTFOLIO SUMMARY:
Investment Objective
To maximize total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.62%	0.87%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$63	$199	$346	$774
Class B	$89	$278	$482	$1,073
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 109% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. Under normal market conditions, the Portfolio invests significantly in fixed income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed income securities of issuers located in at least three countries. The Portfolio may invest in a broad range of fixed income securities in both developed and emerging markets, and may invest significantly in emerging markets. The Portfolio may invest across all fixed income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short-to long-term. The average portfolio duration of the Portfolio normally varies within 70% to 130% of the duration of a blended index comprised of the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index (60%) and the JPMorgan EMBI Global Diversified Index (40%) (the “AB Custom Benchmark”), as calculated by the Portfolio’s subadviser, AllianceBernstein L.P. (“AllianceBernstein” or “Subadviser”). The Portfolio may use borrowings or other leverage for investment purposes.
In managing the Portfolio, AllianceBernstein uses an investment process that involves both quantitative models and fundamental analysis. AllianceBernstein selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, AllianceBernstein takes into
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account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
AllianceBernstein will actively manage the Portfolio’s assets in relation to market conditions and general economic conditions and adjust the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency will vary in accordance with AllianceBernstein’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar. The Portfolio may use derivative currency transactions in an effort to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may, from time to time, emphasize one or more sectors.
Under normal circumstances, the Portfolio invests at least 50% of its net assets in fixed income securities rated investment grade at the time of investment and may invest up to 50% of its net assets in below investment grade fixed income securities (commonly known as “junk bonds”). Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.
The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 and variable, floating, and inverse floating-rate instruments, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swaps.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a
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4

variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
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Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of its prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Loan Investment Risk.  Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio may invest. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
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Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration
(collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	9.48%
Lowest Quarter	Q1 2020	-10.10%
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Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	Since Inception	Inception Date
Class A	7.99%	0.70%	1.94%	4/29/2019
Class B	7.77%	0.45%	1.71%	4/29/2019
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index (reflects no deduction for mutual fund fees or expenses)	2.80%	0.79%	1.83%	—
AB Custom Benchmark (reflects no deduction for mutual fund fees or expenses)	7.28%	1.24%	2.47%	—
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   AllianceBernstein L.P. is the subadviser to the Portfolio.
Portfolio Managers.   Christian DiClementi, Senior Vice President, Scott A. DiMaggio, CFA, Senior Vice President, and Matthew S. Sheridan, CFA, Senior Vice President, have each managed the Portfolio since its inception in 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it
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bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest
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to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding.
A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher
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than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities.
Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
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The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may
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differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the
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same mortgage or asset pool, the Portfolio will only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The
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use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
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Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
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The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging may also expose the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
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Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
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For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government
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securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Global Aggregate ex-U.S.(USD Hedged) Index is a measure of global investment grade debt from 25 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The AB Custom Benchmark is a blended index comprised of the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD-denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% of the first $500 million of such assets plus 0.500% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.52% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.520% of the first $500 million of the Portfolio’s average daily net assets, 0.500% of the next $500 million, 0.480% of the next $500 million, and 0.460% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.22% of the Portfolio’s average daily net assets.
AllianceBernstein L.P.,  501 Commerce Street, Nashville, Tennessee 37203 (“AllianceBernstein”) serves as the Subadviser to the Portfolio. AllianceBernstein and its affiliates had approximately $867 billion in assets under management as of December 31, 2025.
Christian DiClementi, Scott A. DiMaggio, CFA, and Matthew S. Sheridan, CFA, are responsible for managing the Portfolio and have been portfolio managers for the Portfolio since its inception in 2019. Each of Messrs. DiClementi, DiMaggio, and Sheridan is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein in a substantially similar capacity to his current position since prior to 2014.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
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Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of
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additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit
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payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
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Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end
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management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
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Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.14	$7.98	$7.70	$10.40	$10.65
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.41	0.32	0.28	0.27
Net realized and unrealized gain (loss)	0.20	0.04	0.37	(1.87)	(0.47)
Total income (loss) from investment operations	0.61	0.45	0.69	(1.59)	(0.20)
Less Distributions
Distributions from net investment income	(0.80)	(0.29)	(0.41)	(1.02)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.09)	(0.04)
Total distributions	(0.80)	(0.29)	(0.41)	(1.11)	(0.05)
Net Asset Value, End of Period	$7.95	$8.14	$7.98	$7.70	$10.40
Total Return (%) (b)	7.99	5.73	9.27	(15.47)	(1.83)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.61	0.63	0.59	0.58
Net ratio of expenses to average net assets (%) (c)	0.62	0.61	0.63	0.59	0.58
Ratio of net investment income (loss) to average net assets (%)	5.15	5.07	4.14	3.28	2.58
Portfolio turnover rate (%)	109	98	104	122	98
Net assets, end of period (in millions)	$386.4	$446.9	$531.7	$543.9	$811.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.09	$7.93	$7.66	$10.35	$10.62
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.39	0.30	0.26	0.25
Net realized and unrealized gain (loss)	0.20	0.04	0.36	(1.86)	(0.48)
Total income (loss) from investment operations	0.59	0.43	0.66	(1.60)	(0.23)
Less Distributions
Distributions from net investment income	(0.78)	(0.27)	(0.39)	(1.00)	(0.00)(d)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.09)	(0.04)
Total distributions	(0.78)	(0.27)	(0.39)	(1.09)	(0.04)
Net Asset Value, End of Period	$7.90	$8.09	$7.93	$7.66	$10.35
Total Return (%) (b)	7.77	5.54	8.91	(15.64)	(2.12)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.86	0.88	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.87	0.86	0.88	0.84	0.83
Ratio of net investment income (loss) to average net assets (%)	4.90	4.86	3.90	3.08	2.38
Portfolio turnover rate (%)	109	98	104	122	98
Net assets, end of period (in millions)	$14.4	$12.9	$11.6	$9.9	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)	Distributions from net investment income were less than $0.01.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36969

BRIGHTHOUSE FUNDS
TRUST I
Allspring Mid Cap Value Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Allspring Mid Cap Value Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.82%	1.07%
Fee Waiver[1]	(0.07%)	(0.07%)
Net Operating Expenses	0.75%	1.00%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$77	$255	$448	$1,007
Class B	$102	$333	$583	$1,299
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Allspring Global Investments, LLC (“Allspring Investments” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Indexat the time of investment. The market capitalization range of the Russell Midcap Value Index was approximately $144.9 million to $88.9 billion as of December 31, 2025, and is expected to change frequently. The Portfolio may invest in real estate investment trusts.
Allspring Investments looks for undervalued companies that it believes have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives Allspring Investments’ search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. Allspring
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Investments regularly reviews the investments of the Portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or Allspring Investments identifies a more attractive investment opportunity. Allspring Investments may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective June 1, 2017, Allspring Investments became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Allspring Investments been its subadviser and had its current principal investment strategies then been in effect.
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4

Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	19.96%
Lowest Quarter	Q1 2020	-31.72%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	6.09%	9.89%	9.40%
Class B	5.77%	9.59%	9.11%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	11.05%	9.83%	9.78%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Allspring Global Investments, LLC is the subadviser to the Portfolio.
Portfolio Managers.   James M. Tringas, CFA, Co-Head of Special Global Equity and Senior Portfolio Manager, and Bryant VanCronkhite, CFA, CPA, Co-Head of Special Global Equity and Senior Portfolio Manager, both with Allspring Investments, have managed the Portfolio since 2017. Shane Zweck, CFA, Co-Portfolio Manager, has managed the Portfolio since April 2026. Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Allspring Mid Cap Value Portfolio
6

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
Allspring Mid Cap Value Portfolio
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Allspring Mid Cap Value Portfolio
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
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Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The
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Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and
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compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.750% of the first $200 million of such assets plus 0.700% of such assets over $200 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.700% of the first $50 million of the Portfolio’s average daily net assets, 0.675% of such assets over $50 million up to $100 million, 0.650% of such assets over $100 million up to $500 million, and 0.600% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
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The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.37% of the Portfolio’s average daily net assets.
Allspring Global Investments, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. As of December 31, 2025, Allspring Investments had approximately $469.8 billion in assets under management.
James M. Tringas, CFA, is Co-Head of Special Global Equity and Senior Portfolio Manager with the Special Global Equity team. He joined Allspring Investments or one of its predecessors in 1994. Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.
Bryant VanCronkhite, CFA, CPA, is Co-Head of Special Global Equity and Senior Portfolio Manager with the Special Global Equity team. He joined Allspring Investments or one of its predecessors in 2003.
Shane Zweck, CFA, is Co-Portfolio Manager with the Special Global Equity Team. He joined Allspring Investments or one of its predecessors in 2007.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s
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shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
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significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Allspring Mid Cap Value Portfolio
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Allspring Mid Cap Value Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.63	$11.23	$12.04	$15.80	$12.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.17	0.16	0.16	0.10
Net realized and unrealized gain (loss)	0.45	1.15	0.85	(1.15)	3.51
Total income (loss) from investment operations	0.58	1.32	1.01	(0.99)	3.61
Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.16)	(0.10)	(0.13)
Distributions from net realized capital gains	(1.91)	(0.76)	(1.66)	(2.67)	0.00
Total distributions	(2.10)	(0.92)	(1.82)	(2.77)	(0.13)
Net Asset Value, End of Period	$10.11	$11.63	$11.23	$12.04	$15.80
Total Return (%) (b)	6.09	12.12	9.30	(4.70)	29.35
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.80	0.80	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.75	0.74	0.73	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	1.21	1.41	1.37	1.21	0.69
Portfolio turnover rate (%)	35	16	22	23	28
Net assets, end of period (in millions)	$179.9	$183.8	$231.3	$258.5	$356.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.60	$11.20	$12.01	$15.76	$12.30
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.14	0.13	0.13	0.06
Net realized and unrealized gain (loss)	0.45	1.15	0.85	(1.15)	3.49
Total income (loss) from investment operations	0.55	1.29	0.98	(1.02)	3.55
Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.13)	(0.06)	(0.09)
Distributions from net realized capital gains	(1.91)	(0.76)	(1.66)	(2.67)	0.00
Total distributions	(2.07)	(0.89)	(1.79)	(2.73)	(0.09)
Net Asset Value, End of Period	$10.08	$11.60	$11.20	$12.01	$15.76
Total Return (%) (b)	5.77	11.86	9.02	(4.97)	28.95
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.05	1.05	1.02	1.02
Net ratio of expenses to average net assets (%) (c)	1.00	0.99	0.98	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	0.95	1.17	1.13	0.98	0.44
Portfolio turnover rate (%)	35	16	22	23	28
Net assets, end of period (in millions)	$120.8	$130.4	$137.1	$136.8	$164.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37010

BRIGHTHOUSE FUNDS
TRUST I
American Funds® Balanced Allocation Portfolio

Class B and Class C Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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American Funds® Balanced Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class B	Class C
Management Fee	0.06%	0.06%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.34%	0.34%
Total Annual Portfolio Operating Expenses	0.66%	0.96%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$67	$211	$368	$822
Class C	$98	$306	$531	$1,178
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 65% to equity securities and 35% to fixed income securities.
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The following chart describes the target allocations, as of April 27, 2026, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.
Asset Class	Target Allocation*
Equity	65%
Domestic Equity		43.5%
Foreign Equity		21.5%
Fixed Income	35%
U.S. Investment Grade		27.5%
U.S. High Yield		4%
Foreign Fixed Income		3.5%

*
Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.
The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying
Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objectives. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios
American Funds® Balanced Allocation Portfolio
4

are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.  An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.  The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income
American Funds® Balanced Allocation Portfolio
5

on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.  An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying
American Funds® Balanced Allocation Portfolio
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Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	14.58%
Lowest Quarter	Q1 2020	-13.76%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	17.35%	7.60%	9.31%
Class C	17.02%	7.26%	8.99%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.   Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.   The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
American Funds® Balanced Allocation Portfolio
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
American Funds® Balanced Allocation Portfolio
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio.  The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into
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the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Adviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Adviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying Portfolio or issuers in which an Underlying Portfolio invests. In addition, an Underlying Portfolio and the issuers in which an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from
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an Underlying Portfolio’s performance to the extent the Underlying Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
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An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. An Underlying Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an
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investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate
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of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio may engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise
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becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying
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Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:
American High-Income Trust
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund)
Global Growth Fund
Growth-Income Fund
Growth Fund
International Growth and Income Fund
New World Fund
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund)
The Bond Fund of America
Ultra-Short Bond Fund
U.S. Government Securities Fund
Washington Mutual Investors Funds

The Portfolio may invest in the following AF Retail Funds:
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
U.S. Government Securities Fund
Washington Mutual Investors Fund

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations. More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the
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Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, manages the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, Ms. Slavin was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2025, the
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Portfolio paid BIA an investment advisory fee of 0.06% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to
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provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
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27

utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
American Funds® Balanced Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.37	$8.81	$8.37	$11.89	$11.09
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.20	0.18	0.17	0.13
Net realized and unrealized gain (loss)	1.35	0.84	1.15	(2.16)	1.23
Total income (loss) from investment operations	1.55	1.04	1.33	(1.99)	1.36
Less Distributions
Distributions from net investment income	(0.22)	(0.18)	(0.23)	(0.18)	(0.17)
Distributions from net realized capital gains	(0.59)	(0.30)	(0.66)	(1.35)	(0.39)
Total distributions	(0.81)	(0.48)	(0.89)	(1.53)	(0.56)
Net Asset Value, End of Period	$10.11	$9.37	$8.81	$8.37	$11.89
Total Return (%) (b)	17.35	12.07	16.72	(16.53)	12.55
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	2.07	2.13	2.10	1.76	1.16
Portfolio turnover rate (%)	8	5	5	9	21
Net assets, end of period (in millions)	$19.1	$16.0	$14.6	$11.9	$14.7

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.27	$8.73	$8.29	$11.78	$11.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.16	0.14	0.13	0.10
Net realized and unrealized gain (loss)	1.34	0.83	1.16	(2.13)	1.21
Total income (loss) from investment operations	1.50	0.99	1.30	(2.00)	1.31
Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.20)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.59)	(0.30)	(0.66)	(1.35)	(0.39)
Total distributions	(0.77)	(0.45)	(0.86)	(1.49)	(0.53)
Net Asset Value, End of Period	$10.00	$9.27	$8.73	$8.29	$11.78
Total Return (%) (b)	17.02	11.60	16.49	(16.76)	12.14
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.61
Ratio of net investment income (loss) to average net assets (%) (d)	1.71	1.77	1.71	1.44	0.83
Portfolio turnover rate (%)	8	5	5	9	21
Net assets, end of period (in millions)	$4,013.6	$3,965.6	$4,059.9	$3,862.7	$5,068.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
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APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American High-Income Trust Class 1	0.37%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the
Fund may invest in debt securities of any maturity or duration. The
Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.
The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market
circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied to economically a number of countries outside the United States, and such investments may include securities tied to economically developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or
BBB- or better by Nationally Recognized Statistical Rating
Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations
designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

The Fund may invest in futures contracts and interest rate swaps in order to seek to manage the Fund’s sensitivity to interest rates, and in credit default swap indices, or CDSIs, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.

Capital World Growth and Income Fund Class 1	0.41%
The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of
well-established companies located around the world believed to have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies.
Under normal market circumstances the Fund will invest a significant portion of its assets outside the United States, and such investments may include securities in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund) Class 1	0.47%
The Fund seeks to provide long-term growth of capital.
The Fund invests primarily in common stocks in Europe and the Pacific
Basin that the investment adviser believes have the potential for growth.
Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Global Growth Fund Class 1	0.40%
The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The
Fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets outside the United States).

Growth Fund Class 1	0.33%
The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior
opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities outside the
United States.

Growth-Income Fund Class 1	0.28%
The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets outside the United States.

American Funds® Balanced Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
International Growth and Income Fund Class 1	0.56%
The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of companies domiciled outside the U.S., including in emerging markets and developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the U.S., cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in various (but no fewer than three) countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Balanced Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class 1	0.57%
The Fund’s investment objective is long-term capital appreciation. The
Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.
In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the
Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.
The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by
Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”
In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

American Funds® Balanced Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund) Class 1	0.65%
The Fund seeks to provide long-term growth of capital.
Normally, the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization companies” to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The Bond Fund of America Class 1	0.22%
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Balanced Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Ultra-Short Bond Fund Class 1	0.31%
The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a
dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the
U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.25%
The Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government.
The Fund may invest in inflation-linked bonds issued by U.S. and
non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Balanced Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.25%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through
Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Portfolio also may invest in Class R-6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class R-6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R-6	0.33%
The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The
Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Funds® Balanced Allocation Portfolio
A-39

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Balanced Fund Class R-6	0.25%
The investment objectives of the Fund are: (1) conservation of capital,
(2) current income and (3) long-term growth of capital and income. The
Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund also invests in securities issued and guaranteed by the U.S.
government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.
Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds® Balanced Allocation Portfolio
A-40

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Corporate Bond Fund Class R-6	0.31%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by derivatives and cash equivalents
(including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund will also normally invest all of its assets in debt instruments (including bonds, mortgage- and other asset-backed securities) with quality ratings of Baa3 or better or
BBB- or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.
However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government, without regard to the quality rating assigned to the U.S.
government by an NRSRO. Additionally, the Fund may invest in cash, and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund may also invest in derivatives instruments (but excluding any derivatives instruments that are rated below Baa3 and BBB- by Nationally
Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or are unrated but determined at the time of purchase to be of equivalent quality by the Fund’s investment adviser).
The Fund may invest significantly in debt securities tied economically to countries outside the United States, including developing countries. All securities held by the Fund will be denominated in U.S. dollars.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Balanced Allocation Portfolio
A-41

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Developing World Growth and Income Fund Class R-6	0.78%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4)
issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (MSCI)
will be treated as developing countries for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as developing countries for debt securities. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds® Balanced Allocation Portfolio
A-42

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Emerging Markets Bond Fund Class R-6	0.54%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.
The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by derivatives. The Fund will invest at least
80% of its net assets (including any borrowing for investment purposes)
in emerging markets securities, defined as securities: (1) that are tied economically to emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the
Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier
Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan
Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International
Monetary Fund (“IMF”) program, have outstanding liabilities to the
IMF or have exited an IMF program no more than five years earlier. The
Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.
The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.
The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Balanced Allocation Portfolio
A-43

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Global Balanced Fund Class R-6	0.47%
The Fund seeks the balanced accomplishment of three
objectives: long-term growth of capital, conservation of principal and current income.
As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.
Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.
Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments).
These will consist of investment grade securities (rated Baa3 or better or
BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund will allocate its assets among various countries, including the
United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40%
of the Fund’s net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case 30%, or (b)
the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.
The Fund’s ability to invest outside the United States includes investing in emerging markets.
The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds® Balanced Allocation Portfolio
A-44

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Inflation Linked Bond Fund Class R-6	0.29%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.
The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the
Fund’s assets will be invested in inflation-linked bonds issued by U.S.
and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities
(TIPS) are linked to the Consumer Price Index for Urban Consumers
(CPURNSA). Other sovereign governments and corporations also issue inflation- linked securities that are tied to their own local consumer price index or the CPURNSA.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the
Fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.
The Fund may also invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

American Funds Mortgage Fund Class R-6	0.26%
The Fund’s investment objective is to provide current income and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage- related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Balanced Allocation Portfolio
A-45

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Strategic Bond Fund Class R-6	0.31%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.
The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund will invest no more than 35% of its assets in securities rated
Ba1 or below and BB+ or below by NRSROs designated by the
investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

American High-Income Trust Class R-6	0.36%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.
The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1/BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities tied economically to countries outside the United States.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Balanced Allocation Portfolio
A-46

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Mutual Fund Class R-6	0.27%
The Fund strives for the balanced accomplishment of three
objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in the U.S. and Canada.
Although the Fund focuses on investments in medium to larger capital-
ization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

Capital Income Builder Class R-6	0.26%
The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The
Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities
(with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of
income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

American Funds® Balanced Allocation Portfolio
A-47

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class R-6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.
Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied economically to a number of countries outside the United States, and such investments may include securities tied economically to developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB–
or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

Capital World Growth and Income Fund Class R-6	0.41%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in a number of countries outside the United States, including developing countries.
The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

American Funds® Balanced Allocation Portfolio
A-48

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund Class R-6	0.47%
The Fund’s investment objective is long-term growth of capital.
The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues, and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R-6	0.28%
The Fund seeks to achieve long-term growth of capital and income. The
Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly outside the U.S.

American Funds® Balanced Allocation Portfolio
A-49

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Intermediate Bond Fund of America Class R-6	0.25%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by
derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A- or better or
A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

International Growth and Income Fund Class R-6	0.53%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in stocks of companies domiciled outside the
United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the United States, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The
Fund therefore expects to be invested in various (but no fewer than three) countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Balanced Allocation Portfolio
A-50

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New Perspective Fund Class R-6	0.40%
The Fund’s investment objective is to provide long-term growth of capital.
The Fund seeks to take advantage of investment opportunities generated by changes in global trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

American Funds® Balanced Allocation Portfolio
A-51

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class R-6	0.57%
The Fund’s investment objective is long-term capital appreciation.
The Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the
United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the
Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The investment adviser will maintain a list of qualified countries and securities in which the
Fund may invest.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in
nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Balanced Allocation Portfolio
A-52

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R-6	0.29%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA- or
Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R-6	0.65%
The Fund’s investment objective is to provide long-term growth of capital.
Normally the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization”
companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

American Funds® Balanced Allocation Portfolio
A-53

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Bond Fund of America Class R-6	0.23%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.
The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Growth Fund of America Class R-6	0.29%
The Fund’s investment objective is to provide growth of capital.
The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid-capitalization issuers. The Fund may invest up to 25% of its assets outside the United States.

American Funds® Balanced Allocation Portfolio
A-54

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Income Fund of America Class R-6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in
income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as
interest-paying bonds.
Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in commons stocks and other equity type securities of issuers domiciled outside the U.S., including in emerging markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities tied economically to countries outside the U.S.; however, these securities must be denominated in U.S. dollars.

The Investment Company of America Class R-6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.
The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list.
Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the
Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, outside the
United States.

American Funds® Balanced Allocation Portfolio
A-55

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The New Economy Fund Class R-6	0.40%
The investment objective of the Fund is long-term growth of capital.
The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets outside the United States, including in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

U.S. Government Securities Fund Class R-6	0.25%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives.
The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Balanced Allocation Portfolio
A-56

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class R-6	0.26%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the
District of Columbia for determining eligibility under the Court’s Legal
List procedure, which was in effect for many years. The Fund has an
“Eligible List”—based on the Investment Standards—of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock
investing. The investment adviser generates and maintains the Eligible
List in compliance with the Fund’s Investment Standards and selects the
Fund’s investments exclusively from the issuers on the Eligible List.

American Funds® Balanced Allocation Portfolio
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36970

BRIGHTHOUSE FUNDS
TRUST I
American Funds® Aggressive Allocation Portfolio

Class B and Class C Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

American Funds® Aggressive Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class B	Class C
Management Fee	0.06%	0.06%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.37%	0.37%
Total Annual Portfolio Operating Expenses	0.69%	0.99%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$70	$221	$384	$859
Class C	$101	$315	$547	$1,213
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 85% to equity securities and 15% to fixed income securities.
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The following chart describes the target allocations, as of April 27, 2026, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities).
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.
Asset Class	Target Allocation *
Equity	85%
Domestic Equity		56%
Foreign Equity		29%
Fixed Income	15%
U.S. Investment Grade		11.75%
U.S. High Yield		1.75%
Foreign Fixed Income		1.50%

*
Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well as, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government securities, as well as
Underlying Portfolios that invest in investment grade and high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios
American Funds® Aggressive Allocation Portfolio
4

may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.  An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.  The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income
American Funds® Aggressive Allocation Portfolio
5

on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios' transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.  An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying
American Funds® Aggressive Allocation Portfolio
6

Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	18.74%
Lowest Quarter	Q1 2020	-18.77%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	20.32%	9.62%	11.22%
Class C	19.90%	9.30%	10.88%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for mutual fund fees or expenses)	16.72%	7.64%	9.35%
Management
Adviser.   Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.  The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
American Funds® Aggressive Allocation Portfolio
7

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
American Funds® Aggressive Allocation Portfolio
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into
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the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Adviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Adviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying Portfolio or issuers in which an Underlying Portfolio invests. In addition, an Underlying Portfolio and the issuers in which an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from
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an Underlying Portfolio’s performance to the extent the Underlying Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
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An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. An Underlying Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an
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investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate
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of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio may engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise
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becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying
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Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:
American High-Income Trust
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund)
Global Growth Fund
Growth-Income Fund
Growth Fund
International Growth and Income Fund
New World Fund
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund)
The Bond Fund of America
Ultra-Short Bond Fund
U.S. Government Securities Fund
Washington Mutual Investors Funds

The Portfolio may invest in the following AF Retail Funds:
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
U.S. Government Securities Fund
Washington Mutual Investors Fund

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations. More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the
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Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, manages the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of the first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2025,
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the Portfolio paid BIA an investment advisory fee of 0.06% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to
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provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure

Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
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27

utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
American Funds® Aggressive Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.24	$8.49	$8.02	$11.95	$10.73
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.13	0.13	0.12
Net realized and unrealized gain (loss)	1.66	1.12	1.44	(2.36)	1.59
Total income (loss) from investment operations	1.79	1.25	1.57	(2.23)	1.71
Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.21)	(0.15)	(0.12)
Distributions from net realized capital gains	(0.69)	(0.36)	(0.89)	(1.55)	(0.37)
Total distributions	(0.84)	(0.50)	(1.10)	(1.70)	(0.49)
Net Asset Value, End of Period	$10.19	$9.24	$8.49	$8.02	$11.95
Total Return (%) (b)	20.32	14.96	20.66	(18.37)	16.21
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.34	1.48	1.63	1.44	1.03
Portfolio turnover rate (%)	9	5	5	11	25
Net assets, end of period (in millions)	$48.6	$42.4	$37.8	$30.8	$38.0

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.10	$8.37	$7.92	$11.80	$10.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.10	0.10	0.10	0.08
Net realized and unrealized gain (loss)	1.63	1.10	1.42	(2.32)	1.58
Total income (loss) from investment operations	1.72	1.20	1.52	(2.22)	1.66
Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.18)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.69)	(0.36)	(0.89)	(1.55)	(0.37)
Total distributions	(0.80)	(0.47)	(1.07)	(1.66)	(0.46)
Net Asset Value, End of Period	$10.02	$9.10	$8.37	$7.92	$11.80
Total Return (%) (b)	19.90	14.57	20.27	(18.52)	15.91
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.00	1.14	1.27	1.10	0.70
Portfolio turnover rate (%)	9	5	5	11	25
Net assets, end of period (in millions)	$2,879.4	$2,791.7	$2,783.4	$2,569.8	$3,503.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
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APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American High-Income Trust Class 1	0.37%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the
Fund may invest in debt securities of any maturity or duration. The
Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.
The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market
circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied to economically a number of countries outside the United States, and such investments may include securities tied to economically developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or
BBB- or better by Nationally Recognized Statistical Rating
Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations
designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

The Fund may invest in futures contracts and interest rate swaps in order to seek to manage the Fund’s sensitivity to interest rates, and in credit default swap indices, or CDSIs, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.

Capital World Growth and Income Fund Class 1	0.41%
The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of
well-established companies located around the world believed to have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies.
Under normal market circumstances the Fund will invest a significant portion of its assets outside the United States, and such investments may include securities in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund) Class 1	0.47%
The Fund seeks to provide long-term growth of capital.
The Fund invests primarily in common stocks in Europe and the Pacific
Basin that the investment adviser believes have the potential for growth.
Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Global Growth Fund Class 1	0.40%
The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The
Fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets outside the United States).

Growth Fund Class 1	0.33%
The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior
opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities outside the
United States.

Growth-Income Fund Class 1	0.28%
The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets outside the United States.

American Funds® Aggressive Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
International Growth and Income Fund Class 1	0.56%
The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of companies domiciled outside the U.S., including in emerging markets and developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the U.S., cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in various (but no fewer than three) countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Aggressive Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class 1	0.57%
The Fund’s investment objective is long-term capital appreciation. The
Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.
In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the
Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.
The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by
Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”
In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

American Funds® Aggressive Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund) Class 1	0.65%
The Fund seeks to provide long-term growth of capital.
Normally, the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization companies” to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The Bond Fund of America Class 1	0.22%
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Aggressive Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Ultra-Short Bond Fund Class 1	0.31%
The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a
dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the
U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.25%
The Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government.
The Fund may invest in inflation-linked bonds issued by U.S. and
non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Aggressive Allocation Portfolio
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Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.25%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through
Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Portfolio also may invest in Class R-6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class R-6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R-6	0.33%
The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The
Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Funds® Aggressive Allocation Portfolio
A-39

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Balanced Fund Class R-6	0.25%
The investment objectives of the Fund are: (1) conservation of capital,
(2) current income and (3) long-term growth of capital and income. The
Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund also invests in securities issued and guaranteed by the U.S.
government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.
Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds® Aggressive Allocation Portfolio
A-40

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Corporate Bond Fund Class R-6	0.31%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by derivatives and cash equivalents
(including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund will also normally invest all of its assets in debt instruments (including bonds, mortgage- and other asset-backed securities) with quality ratings of Baa3 or better or
BBB- or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.
However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government, without regard to the quality rating assigned to the U.S.
government by an NRSRO. Additionally, the Fund may invest in cash, and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund may also invest in derivatives instruments (but excluding any derivatives instruments that are rated below Baa3 and BBB- by Nationally
Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or are unrated but determined at the time of purchase to be of equivalent quality by the Fund’s investment adviser).
The Fund may invest significantly in debt securities tied economically to countries outside the United States, including developing countries. All securities held by the Fund will be denominated in U.S. dollars.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Aggressive Allocation Portfolio
A-41

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Developing World Growth and Income Fund Class R-6	0.78%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4)
issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (MSCI)
will be treated as developing countries for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as developing countries for debt securities. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds® Aggressive Allocation Portfolio
A-42

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Emerging Markets Bond Fund Class R-6	0.54%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.
The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by derivatives. The Fund will invest at least
80% of its net assets (including any borrowing for investment purposes)
in emerging markets securities, defined as securities: (1) that are tied economically to emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the
Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier
Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan
Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International
Monetary Fund (“IMF”) program, have outstanding liabilities to the
IMF or have exited an IMF program no more than five years earlier. The
Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.
The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.
The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Aggressive Allocation Portfolio
A-43

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Global Balanced Fund Class R-6	0.47%
The Fund seeks the balanced accomplishment of three
objectives: long-term growth of capital, conservation of principal and current income.
As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.
Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.
Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments).
These will consist of investment grade securities (rated Baa3 or better or
BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund will allocate its assets among various countries, including the
United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40%
of the Fund’s net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case 30%, or (b)
the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.
The Fund’s ability to invest outside the United States includes investing in emerging markets.
The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds® Aggressive Allocation Portfolio
A-44

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Inflation Linked Bond Fund Class R-6	0.29%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.
The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the
Fund’s assets will be invested in inflation-linked bonds issued by U.S.
and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities
(TIPS) are linked to the Consumer Price Index for Urban Consumers
(CPURNSA). Other sovereign governments and corporations also issue inflation- linked securities that are tied to their own local consumer price index or the CPURNSA.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the
Fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.
The Fund may also invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

American Funds Mortgage Fund Class R-6	0.26%
The Fund’s investment objective is to provide current income and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage- related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Aggressive Allocation Portfolio
A-45

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Strategic Bond Fund Class R-6	0.31%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.
The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund will invest no more than 35% of its assets in securities rated
Ba1 or below and BB+ or below by NRSROs designated by the
investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

American High-Income Trust Class R-6	0.36%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.
The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1/BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities tied economically to countries outside the United States.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Aggressive Allocation Portfolio
A-46

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Mutual Fund Class R-6	0.27%
The Fund strives for the balanced accomplishment of three
objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in the U.S. and Canada.
Although the Fund focuses on investments in medium to larger capital-
ization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

Capital Income Builder Class R-6	0.26%
The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The
Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities
(with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of
income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

American Funds® Aggressive Allocation Portfolio
A-47

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class R-6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.
Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied economically to a number of countries outside the United States, and such investments may include securities tied economically to developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB–
or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

Capital World Growth and Income Fund Class R-6	0.41%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in a number of countries outside the United States, including developing countries.
The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

American Funds® Aggressive Allocation Portfolio
A-48

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund Class R-6	0.47%
The Fund’s investment objective is long-term growth of capital.
The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues, and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R-6	0.28%
The Fund seeks to achieve long-term growth of capital and income. The
Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly outside the U.S.

American Funds® Aggressive Allocation Portfolio
A-49

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Intermediate Bond Fund of America Class R-6	0.25%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by
derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A- or better or
A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

International Growth and Income Fund Class R-6	0.53%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in stocks of companies domiciled outside the
United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the United States, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The
Fund therefore expects to be invested in various (but no fewer than three) countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Aggressive Allocation Portfolio
A-50

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New Perspective Fund Class R-6	0.40%
The Fund’s investment objective is to provide long-term growth of capital.
The Fund seeks to take advantage of investment opportunities generated by changes in global trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

American Funds® Aggressive Allocation Portfolio
A-51

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class R-6	0.57%
The Fund’s investment objective is long-term capital appreciation.
The Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the
United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the
Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The investment adviser will maintain a list of qualified countries and securities in which the
Fund may invest.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in
nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Aggressive Allocation Portfolio
A-52

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R-6	0.29%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA- or
Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R-6	0.65%
The Fund’s investment objective is to provide long-term growth of capital.
Normally the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization”
companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

American Funds® Aggressive Allocation Portfolio
A-53

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Bond Fund of America Class R-6	0.23%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.
The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Growth Fund of America Class R-6	0.29%
The Fund’s investment objective is to provide growth of capital.
The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid-capitalization issuers. The Fund may invest up to 25% of its assets outside the United States.

American Funds® Aggressive Allocation Portfolio
A-54

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Income Fund of America Class R-6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in
income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as
interest-paying bonds.
Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in commons stocks and other equity type securities of issuers domiciled outside the U.S., including in emerging markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities tied economically to countries outside the U.S.; however, these securities must be denominated in U.S. dollars.

The Investment Company of America Class R-6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.
The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list.
Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the
Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, outside the
United States.

American Funds® Aggressive Allocation Portfolio
A-55

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The New Economy Fund Class R-6	0.40%
The investment objective of the Fund is long-term growth of capital.
The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets outside the United States, including in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

U.S. Government Securities Fund Class R-6	0.25%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives.
The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Aggressive Allocation Portfolio
A-56

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class R-6	0.26%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the
District of Columbia for determining eligibility under the Court’s Legal
List procedure, which was in effect for many years. The Fund has an
“Eligible List”—based on the Investment Standards—of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock
investing. The investment adviser generates and maintains the Eligible
List in compliance with the Fund’s Investment Standards and selects the
Fund’s investments exclusively from the issuers on the Eligible List.

American Funds® Aggressive Allocation Portfolio
A-57

[THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36971

BRIGHTHOUSE FUNDS
TRUST I
American Funds® Growth Portfolio

Class C Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

American Funds® Growth Portfolio
PORTFOLIO SUMMARY:
Investment Objective
To achieve growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Class C
Management Fee[2]	0.30%
Distribution and/or Service (12b-1) Fees	0.55%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.90%

1
The information in this table reflects the expenses of both the Portfolio and the Growth Fund, the underlying fund in which the Portfolio invests.
2
The amount reflects the management fee paid by the Growth Fund. The Portfolio does not charge a management fee, but indirectly bears the management fee paid by the Growth Fund.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The amounts shown include the expenses of both the Portfolio and the Growth Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class C	$92	$287	$498	$1,108
Portfolio Turnover
The Portfolio, which operates as a feeder fund, does not pay transaction costs when it buys and sells shares of the Growth Fund (or “turns over” its portfolio). The Growth Fund pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Growth Fund and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.  (The portfolio turnover rate of the Growth Fund, in which the Portfolio invests, was 27% of the average value of its portfolio.)
Principal Investment Strategies
The Portfolio operates as a “feeder fund” which means that it does not buy investment securities directly. Instead, the Portfolio invests in a “master fund,” the Growth Fund, a fund of the American Funds Insurance Series®, which in turn purchases investment securities. The Portfolio has essentially the same investment objectives and limitations as the Growth Fund. The Growth Fund has other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Growth Fund’s expenses. The Portfolio invests all of its assets in Class 1 shares of the Growth Fund.
The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.
3

Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks of the Growth Fund, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Growth Fund’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Growth Fund.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Growth Fund may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
American Funds® Growth Portfolio
4

Year-by-Year Total Return for Class C Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	28.56%
Lowest Quarter	Q2 2022	-23.09%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class C	19.88%	13.02%	17.60%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Investment Adviser to the Growth Fund.  Capital Research and Management Company (“CRMC”) is the investment adviser to the Growth Fund.
Portfolio Managers.  Mark L. Casey, Partner of Capital International Investors (“CII”); Irfan M. Furniturewala, Partner of CII; Anne-Marie Peterson, Partner of CII; Andraz Razen, Partner of Capital World Investors (“CWI”); Alan J. Wilson, Partner of CWI; Paul Benjamin, Partner of CWI; and Julian N. Abdey, Partner of CWI, have managed the Growth Fund since 2017, 2020, 2018, 2013, 2014, 2018, and 2024, respectively. The portfolio managers manage separate segments of the Growth Fund.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
American Funds® Growth Portfolio
5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Growth Fund’s assets decrease and decrease as the Portfolio’s and the Growth Fund’s assets increase. As an investor in the Growth Fund, the Portfolio bears its pro-rata portion of the operating expenses of the Growth Fund, including the Growth Fund’s management fee. The information shown in the fee table and expense example, which appear in the Portfolio Summary, reflects the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the Growth Fund during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
American Funds® Growth Portfolio
6

This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
THE SUMMARY PROSPECTUS FOR THE GROWTH FUND IS DELIVERED TOGETHER WITH THE PORTFOLIO’S SUMMARY PROSPECTUS. The statement of additional information of the Growth Fund is available upon request as described on the back cover.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Growth Fund’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Growth Fund’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Growth Fund could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Growth Fund will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Growth Fund may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Growth Fund’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Growth Fund to value illiquid investments than more liquid investments. There is also
American Funds® Growth Portfolio
7

a risk that the Growth Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Growth Fund may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Growth Fund’s shares. The Growth Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Growth Fund. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Growth Fund or issuers in which the Growth Fund invests. In addition, the Growth Fund and the issuers in which the Growth Fund invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Growth Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Growth Fund’s holdings may be impacted, which could significantly impact the overall performance of the Growth Fund. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A master fund that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
American Funds® Growth Portfolio
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Growth Fund may outperform or underperform other funds that employ a different investment style. The Growth Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Growth Fund’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Growth Fund’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Growth Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Growth Fund may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Growth Fund. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Growth Fund owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Growth Fund’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the
American Funds® Growth Portfolio
9

Growth Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Growth Fund’s foreign currency or securities holdings. Although the Growth Fund may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Growth Fund.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. To the extent the Growth Fund invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Growth Fund to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Growth Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Growth Fund the amount owned under the certificates.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Master-Feeder Structure
The ability of the Portfolio to meet its investment objective is directly related to the ability of the Growth Fund to meet its investment objective. The Growth Fund will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Growth Fund’s expenses. Substantial redemptions by one or more shareholders of the Growth Fund may adversely affect the Growth Fund’s investment program, limit the ability of the Growth Fund to achieve its investment objective, and increase the proportionate share of the costs of the Growth Fund borne by its remaining shareholders, including the Portfolio. As a shareholder of the Growth Fund, the Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by Brighthouse for their voting instructions. The Portfolio has the right to switch master funds or decide to have BIA manage its assets directly if the Trust’s Board of Trustees decides it is in the best interest of the Portfolio to do so.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and
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counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
 Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal
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government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Growth Fund and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Growth Fund’s and the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Growth Fund or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Growth Fund or the Portfolio, which may result in losses to the Growth Fund and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Growth Fund or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Temporary Defensive Positions
The Growth Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies and that may prevent it from achieving its investment objective. For information concerning the circumstances under which the Growth Fund may take temporary defensive positions and the investments the Growth Fund may make in these circumstances, please refer to the prospectus for the Growth Fund.
Index Description
The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust. The Trustees also review the management of the Growth Fund’s assets by its investment adviser.
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The Portfolio and the Growth Fund expect to maintain consistent investment objectives, but if the Growth Fund does not, the Portfolio may withdraw from the Growth Fund, receiving either cash or securities in exchange for its interest in the Growth Fund. In addition, BIA or the Trust’s Board of Trustees may withdraw the Portfolio from the Growth Fund if the Growth Fund’s investment policies significantly change or if, over a full market cycle, the Growth Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust’s Board of Trustees would then consider whether the Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA selects the master fund in which the Portfolio will invest and monitors the master fund’s investment program. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Growth Fund and invest its assets directly in investment securities, BIA would retain the services of an investment adviser and would receive a management fee at an annual rate of 0.00% of average daily net assets of the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
The Master Fund’s Investment Adviser
Under the terms of the agreement between the investment adviser and the American Funds Insurance Series, the investment adviser develops a plan for investing the assets of the Growth Fund, selects the assets to be purchased and sold by the Growth Fund, selects the broker-dealer or broker-dealers through which the Growth Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Growth Fund is the responsibility of the investment adviser’s portfolio managers. The portfolio managers of the Growth Fund are indicated below following a brief description of the investment adviser.
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Capital Research And Management Company,  333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Growth Fund and other mutual funds, including the American Funds Insurance Series. CRMC is an experienced investment management organization founded in 1931. As of December 31, 2025, CRMC had over $3.2 trillion in assets under management.
Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions make investment decisions on an independent basis and include Capital World Investors, Capital Research Global Investors and Capital International Investors.
The total management fee paid by the Growth Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2025 was 0.30%.
CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of the Growth Fund is divided into segments which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Growth Fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC’s research professionals may make investment decisions with respect to a portion of the Growth Fund’s portfolio. The primary portfolio managers for the Growth Fund are listed below.
Portfolio Managers for the Growth Fund/Title (if applicable)	Primary Title with CRMC (or affiliate)	Years of Experience as Portfolio Managers (and research professional, if applicable) (approximate)	Approximate Years of Experience as an Investment Professional
			With CRMC (or affiliate)	Total Years
Paul Benjamin	Partner—CWI	8 years (plus 12 years of prior experience as an investment analyst for the Growth Fund)	21	21
Mark L. Casey	Partner—CII	9 years (plus 12 years prior experience as an investment analyst for the Growth Fund)	26	26
Anne-Marie Peterson	Partner—CII	8 years (plus 11 years prior experience as an investment analyst for the Growth Fund)	21	32
Andraz Razen	Partner—CWI	14 years (plus 3 years of prior experience as an investment analyst for the Growth Fund)	22	28
Alan J. Wilson, Senior Vice President	Partner—CWI	12 years	35	35
Irfan M. Furniturewala, Senior Vice President	Partner—CII	5 years (plus 3 years of prior experience as an investment analyst for the Growth Fund)	25	25
Julian N. Abdey	Partner—CWI	6 years (plus 15 years of prior experience as an investment analyst for the Growth Fund)	24	30
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a master fund that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent a master fund invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If a master fund invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the master fund calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by a master fund is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the master fund’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in the master fund by the Portfolio are valued at the master fund’s closing daily net asset value in which the Portfolio invests. For information about the pricing policies of the master fund, including the circumstances under which the master fund will use fair value pricing and the effects of fair value pricing, please refer to the prospectus for the master fund.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determi
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nations, subject to the Board of Trustees’ oversight and certain reporting and other requirements intended to ensure that the Board of Trustees receives the information it needs to oversee BIA’s fair value determinations. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
American Funds® Growth Portfolio
Selected per share data
	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.16	$10.04	$8.52	$15.93	$14.12
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.00)(b)	0.00 (b)	0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	2.31	3.01	3.05	(4.76)	2.95
Total income (loss) from investment operations	2.27	3.01	3.05	(4.76)	2.93
Less Distributions
Distributions from net investment income	(0.01)	(0.00)(c)	(0.16)	(0.07)	0.00
Distributions from net realized capital gains	(1.19)	(0.89)	(1.37)	(2.58)	(1.12)
Total distributions	(1.20)	(0.89)	(1.53)	(2.65)	(1.12)
Net Asset Value, End of Period	$13.23	$12.16	$10.04	$8.52	$15.93
Total Return (%) (d)	19.88	31.23	37.99	(30.16)	21.62
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.56	0.57	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%) (f)	(0.32)	(0.00)(g)	0.03	0.03	(0.10)
Portfolio turnover rate (%)	10	3	7	4	13
Net assets, end of period (in millions)	$1,987.9	$1,859.6	$1,669.7	$1,378.4	$1,911.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Master Fund in which it invests.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, including the statement of additional information and other information about the Growth Fund, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36972

BRIGHTHOUSE FUNDS
TRUST I
American Funds® Moderate Allocation Portfolio

Class B and Class C Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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American Funds® Moderate Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
A high total return in the form of income and growth of capital, with a greater emphasis on income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class B	Class C
Management Fee	0.07%	0.07%
Distribution and/or Service (12b-1) Fees	0.25%	0.55%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.32%	0.32%
Total Annual Portfolio Operating Expenses	0.65%	0.95%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$66	$208	$362	$810
Class C	$97	$303	$525	$1,166
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio will invest substantially all of its assets in shares of the Underlying Portfolios, which are funds of the American Funds Insurance Series® and other funds within the American Fund family that are not part of the American Funds Insurance Series. The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA”), the adviser to the Portfolio, establishes specific target investment percentages for the broad asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment process and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities and also invests in Underlying Portfolios that hold fixed income securities in accordance with target allocations of 50% to equity securities and 50% to fixed income securities.
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The following chart describes the target allocations, as of April 27, 2026, between equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.
Asset Class	Target Allocation*
Equity	50%
Domestic Equity		34%
Foreign Equity		16%
Fixed Income	50%
U.S. Investment Grade		39.50%
U.S. High Yield		5%
Foreign Fixed Income		5.50%

*
Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well as, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.
The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying
Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”).
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objectives. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios
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4

are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.  An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Interest Rate Risk.  The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income
American Funds® Moderate Allocation Portfolio
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on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios' transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk.  An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying
American Funds® Moderate Allocation Portfolio
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Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	11.21%
Lowest Quarter	Q2 2022	-10.03%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	14.78%	6.01%	7.61%
Class C	14.46%	5.71%	7.30%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.   Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.   The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
American Funds® Moderate Allocation Portfolio
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B and Class C shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
American Funds® Moderate Allocation Portfolio
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into
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the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Adviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Adviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying Portfolio or issuers in which an Underlying Portfolio invests. In addition, an Underlying Portfolio and the issuers in which an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Underlying Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from
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an Underlying Portfolio’s performance to the extent the Underlying Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause an Underlying Portfolio to lose money and the net asset value of the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
 In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying Portfolio’s shares and reduce the liquidity of an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
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An Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. An Underlying Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio, the Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying Portfolio in respect of the counterparty’s obligations to the Underlying Portfolio or recovering collateral that the Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality
(“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an
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investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate
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of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s investment adviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involves analysis and processing that differs from that required for other investments. Derivatives may not perform as intended, and as a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or
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otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in the Underlying Portfolios, which are funds of the American Funds Insurance Series (the “AFIS Funds”) and other funds within the American Fund family that are not part of the American Funds Insurance Series (the “AF Retail Funds”). BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for domestic and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios with other AFIS Funds, other AF Retail Funds, or other portfolios of the Trust or Brighthouse Funds Trust II (“Trust II”). They may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current summary prospectuses and prospectuses for those portfolios. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered, as is the investment bias toward growth or value style of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying
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Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Portfolio may invest in the following AFIS Funds:
American High-Income Trust
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund)
Global Growth Fund
Growth-Income Fund
Growth Fund
International Growth and Income Fund
New World Fund
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund)
The Bond Fund of America
Ultra-Short Bond Fund
U.S. Government Securities Fund
Washington Mutual Investors Funds

The Portfolio may invest in the following AF Retail Funds:
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Global Balanced Fund
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American High-Income Trust
American Mutual Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EUPAC Fund
Fundamental Investors
Intermediate Bond Fund of America
International Growth and Income Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
The Bond Fund of America
The Growth Fund of America
The Income Fund of America
The Investment Company of America
The New Economy Fund
U.S. Government Securities Fund
Washington Mutual Investors Fund

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the Portfolio’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations. More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the
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Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, BIA does not invest the Portfolio’s assets in any affiliated Underlying Portfolios.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All CountryWorld Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, manages the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Portfolio is managed by a committee composed of the individuals listed below.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of the first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2025,
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the Portfolio paid BIA an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to
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provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
American Funds® Moderate Allocation Portfolio
27

utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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28

Securities Valuation
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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29

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
American Funds® Moderate Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.85	$8.50	$8.22	$11.03	$10.57
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.23	0.21	0.18	0.14
Net realized and unrealized gain (loss)	1.01	0.56	0.83	(1.78)	0.89
Total income (loss) from investment operations	1.25	0.79	1.04	(1.60)	1.03
Less Distributions
Distributions from net investment income	(0.26)	(0.22)	(0.25)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.43)	(0.22)	(0.51)	(1.01)	(0.37)
Total distributions	(0.69)	(0.44)	(0.76)	(1.21)	(0.57)
Net Asset Value, End of Period	$9.41	$8.85	$8.50	$8.22	$11.03
Total Return (%) (b)	14.78	9.43	13.23	(14.41)	9.98
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.33	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.61	2.66	2.52	1.95	1.27
Portfolio turnover rate (%)	8	5	4	8	15
Net assets, end of period (in millions)	$15.4	$13.6	$12.8	$10.4	$14.9

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.80	$8.45	$8.17	$10.96	$10.51
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.20	0.17	0.16	0.10
Net realized and unrealized gain (loss)	1.02	0.56	0.84	(1.77)	0.89
Total income (loss) from investment operations	1.22	0.76	1.01	(1.61)	0.99
Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.22)	(0.17)	(0.17)
Distributions from net realized capital gains	(0.43)	(0.22)	(0.51)	(1.01)	(0.37)
Total distributions	(0.66)	(0.41)	(0.73)	(1.18)	(0.54)
Net Asset Value, End of Period	$9.36	$8.80	$8.45	$8.17	$10.96
Total Return (%) (b)	14.46	9.12	12.91	(14.63)	9.64
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.63	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	2.25	2.30	2.11	1.73	0.97
Portfolio turnover rate (%)	8	5	4	8	15
Net assets, end of period (in millions)	$1,904.6	$1,919.7	$2,022.1	$2,030.2	$2,633.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
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30

APPENDIX A
DESCRIPTION OF THE UNDERLYING PORTFOLIOS
The Portfolio may invest in Class 1 shares of Underlying Portfolios that are AFIS Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AFIS Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AFIS Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American High-Income Trust Class 1	0.37%
The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality), including corporate loan obligations. Such securities may be represented by other instruments, including derivatives. Generally, the
Fund may invest in debt securities of any maturity or duration. The
Fund is designed for investors who can tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher-quality debt securities.
The Fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class 1	0.48%
The Fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments. Under normal market
circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied to economically a number of countries outside the United States, and such investments may include securities tied to economically developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or
BBB- or better by Nationally Recognized Statistical Rating
Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations
designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy

The Fund may invest in futures contracts and interest rate swaps in order to seek to manage the Fund’s sensitivity to interest rates, and in credit default swap indices, or CDSIs, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.

Capital World Growth and Income Fund Class 1	0.41%
The Fund seeks to provide long-term growth of capital while providing current income by investing primarily in common stocks of
well-established companies located around the world believed to have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies.
Under normal market circumstances the Fund will invest a significant portion of its assets outside the United States, and such investments may include securities in developing countries. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks believed to be relatively resilient to market declines.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund (Prior to May 1, 2026, the fund was called International Fund) Class 1	0.47%
The Fund seeks to provide long-term growth of capital.
The Fund invests primarily in common stocks in Europe and the Pacific
Basin that the investment adviser believes have the potential for growth.
Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Global Growth Fund Class 1	0.40%
The Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world, including in the U.S., that are believed to have potential for growth. The
Fund may invest a portion of its assets in companies located in emerging markets. Under normal market conditions, the Fund will invest significantly outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund would invest at least 30% of its net assets outside the United States).

Growth Fund Class 1	0.33%
The Fund seeks to provide growth of capital by investing primarily in common stocks and companies that appear to offer superior
opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities outside the
United States.

Growth-Income Fund Class 1	0.28%
The Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets outside the United States.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
International Growth and Income Fund Class 1	0.56%
The Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of companies domiciled outside the U.S., including in emerging markets and developing countries, believed to have the potential for growth and/or to pay dividends. Currently, the Fund intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the U.S., cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The Fund therefore expects to be invested in various (but no fewer than three) countries outside the U.S. The Fund focuses on stocks of companies with strong earnings that pay dividends. The Fund’s investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class 1	0.57%
The Fund’s investment objective is long-term capital appreciation. The
Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled (including developed countries), if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.
In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the
Fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The Fund’s investment adviser maintains a list of qualified countries and securities in which the Fund may invest.
The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by
Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”
In addition, the Fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
SMALLCAP World Fund (Prior to May 1, 2026, the fund was called Global Small Capitalization Fund) Class 1	0.65%
The Fund seeks to provide long-term growth of capital.
Normally, the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization companies” to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The Bond Fund of America Class 1	0.22%
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Fund’s investment adviser. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Ultra-Short Bond Fund Class 1	0.31%
The Fund seeks to provide current income, consistent with the maturity and quality standards applicable to the Fund, and preservation of capital and liquidity. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund invests substantially in short-term government securities and high-quality money market instruments, such as commercial paper, commercial bank obligations and ultra-short term debt securities. The Fund maintains a
dollar-weighted average portfolio maturity of 60 days or less. The Fund may enter into repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. and securities with credit and liquidity support features provided by entities domiciled outside the
U.S. The Fund may also invest in securities of U.S. issuers with substantial operations outside the U.S.

U.S. Government Securities Fund Class 1	0.25%
The Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital. Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by other investment instruments, including derivatives. The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government.
The Fund may invest in inflation-linked bonds issued by U.S. and
non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class 1	0.25%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through
Fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The Portfolio also may invest in Class R-6 shares of Underlying Portfolios that are AF Retail Funds. The following table sets forth: (i) the names of those Underlying Portfolios, (ii) the expense ratios of the Class R-6 shares of those Underlying Portfolios for the most recent fiscal year, and (iii) brief descriptions of those Underlying Portfolios’ investment goals and principal strategies. Each of the Underlying Portfolios that is an AF Retail Fund is managed by Capital Research and Management Company. The following descriptions are qualified in their entirety by reference to the statements of additional information and the prospectuses for the Underlying Portfolios that are AF Retail Funds.
Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
AMCAP Fund Class R-6	0.33%
The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The
Fund may invest in common stocks and other securities of issuers domiciled outside the United States to a limited extent.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Balanced Fund Class R-6	0.25%
The investment objectives of the Fund are: (1) conservation of capital,
(2) current income and (3) long-term growth of capital and income. The
Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund also invests in securities issued and guaranteed by the U.S.
government and by federal agencies and instrumentalities. In addition, the Fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.
Normally the Fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Corporate Bond Fund Class R-6	0.31%
The Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in investment-grade corporate debt securities, such as bonds. Normally, at least 80% of the Fund’s assets will be invested in corporate debt securities, which may be represented by derivatives and cash equivalents
(including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund will also normally invest all of its assets in debt instruments (including bonds, mortgage- and other asset-backed securities) with quality ratings of Baa3 or better or
BBB- or better by NRSROs designated by the investment adviser or in debt instruments that are unrated but determined at the time of purchase to be of equivalent quality by the investment adviser.
However, the Fund may invest in debt securities guaranteed or sponsored by the U.S. government, as well as debt issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government, without regard to the quality rating assigned to the U.S.
government by an NRSRO. Additionally, the Fund may invest in cash, and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates). The Fund may also invest in derivatives instruments (but excluding any derivatives instruments that are rated below Baa3 and BBB- by Nationally
Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or are unrated but determined at the time of purchase to be of equivalent quality by the Fund’s investment adviser).
The Fund may invest significantly in debt securities tied economically to countries outside the United States, including developing countries. All securities held by the Fund will be denominated in U.S. dollars.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Developing World Growth and Income Fund Class R-6	0.78%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4)
issued by companies deemed to be suitable for investment by the Fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (MSCI)
will be treated as developing countries for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as developing countries for debt securities. The Fund may invest in securities of any company, regardless of where it is domiciled, if the investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country. The Fund may have significant exposure to one or more developing countries.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Emerging Markets Bond Fund Class R-6	0.54%
The Fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.
The Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by derivatives. The Fund will invest at least
80% of its net assets (including any borrowing for investment purposes)
in emerging markets securities, defined as securities: (1) that are tied economically to emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the
Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier
Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan
Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the Fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International
Monetary Fund (“IMF”) program, have outstanding liabilities to the
IMF or have exited an IMF program no more than five years earlier. The
Fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in any quality debt securities with a wide range of maturities.
The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.
The Fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below, or in securities that are unrated but determined to be of equivalent quality by the investment adviser.
The Fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Global Balanced Fund Class R-6	0.47%
The Fund seeks the balanced accomplishment of three
objectives: long-term growth of capital, conservation of principal and current income.
As a balanced fund with global scope, the Fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.
Normally the Fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the Fund’s equity investments focus on medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.
Normally the Fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments).
These will consist of investment grade securities (rated Baa3 or better or
BBB– or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund will allocate its assets among various countries, including the
United States (but in no fewer than three countries). Under normal market conditions, the Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40%
of the Fund’s net assets, unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case 30%, or (b)
the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.
The Fund’s ability to invest outside the United States includes investing in emerging markets.
The Fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The Fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Inflation Linked Bond Fund Class R-6	0.29%
The Fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.
The Fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the
Fund’s assets will be invested in inflation-linked bonds issued by U.S.
and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities
(TIPS) are linked to the Consumer Price Index for Urban Consumers
(CPURNSA). Other sovereign governments and corporations also issue inflation- linked securities that are tied to their own local consumer price index or the CPURNSA.
Under normal market conditions, the Fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a NRSRO. To the extent the Fund invests in other debt securities, the
Fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest in debt securities with a wide range of maturities.
The Fund may also invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

American Funds Mortgage Fund Class R-6	0.26%
The Fund’s investment objective is to provide current income and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The Fund will invest primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage- related securities that are rated in the Aaa or AAA rating category (by NRSROs designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Funds Strategic Bond Fund Class R-6	0.31%
The Fund’s investment objective is to provide maximum total return consistent with preservation of capital.
The Fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund will invest no more than 35% of its assets in securities rated
Ba1 or below and BB+ or below by NRSROs designated by the
investment adviser, or in securities that are unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

American High-Income Trust Class R-6	0.36%
The Fund’s primary investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.
The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1/BB+ or below by NRSROs or unrated but determined by the investment adviser to be of equivalent quality), including corporate loan obligations. The Fund may also invest a portion of its assets in securities tied economically to countries outside the United States.
The Fund may also invest in futures contracts and swaps, which are types of derivatives.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
American Mutual Fund Class R-6	0.27%
The Fund strives for the balanced accomplishment of three
objectives: current income, growth of capital and conservation of principal. The Fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The Fund invests primarily in the U.S. and Canada.
Although the Fund focuses on investments in medium to larger capital-
ization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the Fund are rated investment grade or better or determined to be of equivalent quality by the investment adviser.

Capital Income Builder Class R-6	0.26%
The Fund has two primary investment objectives: (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The
Fund’s secondary objective is to provide growth of capital. The Fund normally invests at least 90% of its assets in income-producing securities
(with at least 50% of its assets in common stocks and other equity securities). The Fund invests primarily in a broad range of
income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the Fund generally looks to the average yield on stocks of companies listed on the S&P 500. The Fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the U.S.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Capital World Bond Fund Class R-6	0.48%
The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Total return comprises the income generated by the Fund and the changes in the market value of the Fund’s investments.
Under normal market circumstances, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Fund will invest substantially in securities tied economically to a number of countries outside the United States, and such investments may include securities tied economically to developing countries. Normally, the Fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB–
or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser).
The Fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). The total return of the Fund will be the result of interest income, changes in the market value of the Fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The Fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives.

Capital World Growth and Income Fund Class R-6	0.41%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The Fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the Fund will invest a significant portion of its assets in a number of countries outside the United States, including developing countries.
The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
EUPAC Fund Class R-6	0.47%
The Fund’s investment objective is long-term growth of capital.
The Fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.
Normally the Fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues, and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The Fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

Fundamental Investors Class R-6	0.28%
The Fund seeks to achieve long-term growth of capital and income. The
Fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the Fund may invest significantly outside the U.S.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Intermediate Bond Fund of America Class R-6	0.25%
The Fund seeks to provide current income consistent with its maturity and quality standards and preservation of capital. The Fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by
derivatives. The Fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The Fund invests primarily in bonds and other debt securities with quality ratings of A- or better or
A3 or better (by a NRSRO designated by the investment adviser) or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a NRSRO designated by the investment adviser) or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. In addition, the Fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

International Growth and Income Fund Class R-6	0.53%
The Fund’s investment objective is to provide long-term growth of capital while providing current income.
The Fund invests primarily in stocks of companies domiciled outside the
United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the United States, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The
Fund therefore expects to be invested in various (but no fewer than three) countries outside the United States. The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks may be more resistant to market declines than stocks of companies that do not pay dividends.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New Perspective Fund Class R-6	0.40%
The Fund’s investment objective is to provide long-term growth of capital.
The Fund seeks to take advantage of investment opportunities generated by changes in global trade patterns and economic and political relationships by investing in common stocks of companies located around the world. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
New World Fund Class R-6	0.57%
The Fund’s investment objective is long-term capital appreciation.
The Fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser), with exposure to these countries. In determining whether a country is a developed country or a developing country for purposes of the Fund’s investment strategy, the investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the
United States and European Union countries more closely relative to developing countries. In addition, under normal market conditions, the
Fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The investment adviser will maintain a list of qualified countries and securities in which the
Fund may invest.
For purposes of this investment strategy, the Fund may invest in equity securities of any company, regardless of where it is domiciled, if the investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the Fund may invest in
nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Short-Term Bond Fund of America Class R-6	0.29%
The Fund seeks to provide current income, consistent with its maturity and quality standards, and preservation of capital. The Fund invests at least 80% of its assets in bonds (which include any debt instrument and cash equivalents and may be represented by derivatives) and maintains a portfolio having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA- or
Aa3 or better by NRSROs designated by the investment adviser or unrated but determined to be of equivalent quality by the investment adviser. The Fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined to be of equivalent quality by the investment adviser.
The Fund primarily invests in debt securities denominated in U.S.
dollars, including securities issued and guaranteed by the U.S.
government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may also invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

SMALLCAP World Fund Class R-6	0.65%
The Fund’s investment objective is to provide long-term growth of capital.
Normally the Fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization”
companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI All Country
World Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. The market capitalization of the companies included in the MSCI All Country World Small Cap Index and the Russell 2000
Index will change with market conditions. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the Fund will invest a significant portion of its assets outside the United States, including in emerging markets.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Bond Fund of America Class R-6	0.23%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents. The Fund may invest in debt securities and mortgage-backed securities issued by
government-sponsored entities and federal agencies and instrumen-
talities that are not backed by the full faith and credit of the U.S.
government. The Fund may invest in inflation-linked bonds issued by
U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban
Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.
The Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the investment adviser.

The Growth Fund of America Class R-6	0.29%
The Fund’s investment objective is to provide growth of capital.
The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund invests primarily in common stocks of large and mid-capitalization issuers. The Fund may invest up to 25% of its assets outside the United States.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The Income Fund of America Class R-6	0.26%
The Fund seeks to provide current income while secondarily striving for capital growth. Normally, the Fund invests primarily in
income-producing securities, including equity securities, such as dividend-paying common stocks, and debt securities, such as
interest-paying bonds.
Generally, at least 60% of the Fund’s assets will be invested in common stocks and other equity-type securities. However, depending on various factors, including market conditions, the Fund’s investment composition in equity, debt and cash or money market instruments may vary substantially. The Fund may also invest up to 30% of its assets in commons stocks and other equity type securities of issuers domiciled outside the U.S., including in emerging markets. In addition, the Fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by
NRSROs designated by the investment adviser or unrated but
determined to be of equivalent quality by the investment adviser). In addition, the Fund may invest up to 10% of its assets in debt securities tied economically to countries outside the U.S.; however, these securities must be denominated in U.S. dollars.

The Investment Company of America Class R-6	0.27%
The Fund’s investment objectives are to achieve long-term growth of capital and income.
The Fund invests primarily in common stocks, most of which have a history of paying dividends. The Fund’s equity investments are generally limited to securities of companies that are included on its eligible list.
Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the Fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the
Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The Fund may invest up to 15% of its assets, at the time of purchase, outside the
United States.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
The New Economy Fund Class R-6	0.40%
The investment objective of the Fund is long-term growth of capital.
The Fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. In pursuing its investment objective, the Fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The Fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The Fund may invest up to 50% of its assets outside the United States, including in developing countries. The Fund may also invest in the stocks of smaller capitalization companies.

U.S. Government Securities Fund Class R-6	0.25%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.
Normally at least 80% of the Fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives.
The Fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price
Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Fund may invest in futures contracts and swaps, which are types of derivatives.

American Funds® Moderate Allocation Portfolio

Underlying Portfolio and Class	Expense Ratio	Goal and Principal Strategy
Washington Mutual Investors Fund Class R-6	0.26%
The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
The Fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New
York Stock Exchange and have a strong record of earnings and dividends. The Fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The Fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500
Index (a broad, unmanaged index). The Fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks. The Fund has Investment Standards originally based upon criteria established by the United States District Court for the
District of Columbia for determining eligibility under the Court’s Legal
List procedure, which was in effect for many years. The Fund has an
“Eligible List”—based on the Investment Standards—of investments considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock
investing. The investment adviser generates and maintains the Eligible
List in compliance with the Fund’s Investment Standards and selects the
Fund’s investments exclusively from the issuers on the Eligible List.

American Funds® Moderate Allocation Portfolio

[THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36973

BRIGHTHOUSE FUNDS
TRUST I
BlackRock Global Tactical Strategies Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

BlackRock Global Tactical Strategies Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired Fund Fees and Expenses (Expenses of Underlying ETFs and Other Investment Companies)	0.06%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver[1]	(0.06%)
Net Operating Expenses	0.94%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$96	$312	$547	$1,219
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio’s subadviser, BlackRock Financial Management, Inc. (“BlackRock” or “Subadviser”), will allocate the Portfolio’s assets in a broad range of asset classes, primarily through investment companies known as exchange-traded funds (the “Underlying ETFs”). The Portfolio can also invest in index derivative instruments, while maintaining a small amount of cash for the purpose of serving as collateral for such investments held by the Portfolio. Under normal conditions, BlackRock seeks to position the Portfolio for long-term capital appreciation by actively adjusting the asset allocation mix in response to prevailing market conditions. During periods of high volatility, BlackRock may adjust the Portfolio’s exposures, seeking to reduce Portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Portfolio targets a volatility of 10% over a one-year period, but allows for expected volatility up to a maximum of 12% (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below). While BlackRock attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no guarantee that the Portfolio will achieve the targeted volatility or remain below its expected maximum volatility.
3

Through investment in the Underlying ETFs, equity and fixed income futures, and other derivatives the Portfolio is expected to have a normal strategic portfolio allocation of 54% in equities, 40% in fixed income, and 6% in real assets (including through its wholly-owned subsidiary as discussed below), which is subject to tactical adjustments and adjustments based on expectations of volatility. BlackRock will rely on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the normal strategic allocation. The exposure to equities may range within 15% up or down from the long term strategic allocation in accordance with BlackRock’s investment views and expectations, subject to maximum expected portfolio volatility of 12%. The Portfolio’s exposure to equities may include domestic equities and international equities, including up to 5% in emerging market equities. The exposure to fixed income may also range within 15% up or down from the normal strategic allocation, subject to maximum expected portfolio volatility of 12%. The Portfolio’s fixed income exposure will come primarily from the investment grade fixed income market, diversified across U.S. dollar denominated government, corporate, and mortgage-backed securities. In addition, the Portfolio may invest up to 5% of total assets in any combination of emerging market debt and high yield debt (commonly referred to as “junk bonds”). In order to obtain exposure to real assets, which have a maximum combined allocation of 6%, the Portfolio may invest either in Underlying ETFs that in turn invest in real estate investment trusts (“REITs”), commodities and Treasury Inflation Protected Securities (“TIPS”) or in its wholly-owned subsidiary as discussed below that in turn invests in commodities. Under normal circumstances the combined investments in global equity securities, real assets (REITs, commodities and TIPS) and equity-sensitive securities (including emerging market debt and high yield debt) are limited to 80% of the Portfolio’s assets at market value at the time of investment. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents.
The underlying market exposures will be managed primarily through Underlying ETFs; index derivative instruments may also be used (for example, futures and options on securities indices). For more information about these derivative instruments in which the
Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
BlackRock will apply a systematic framework that may respond to periods of higher expected volatility by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility of 12%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling assets from Underlying ETFs and/or reducing exposure through equity and/or fixed income futures and other derivatives. When managing its market exposure in this regard, the Portfolio will seek to maintain an exposure to equities of at least 30% of the total portfolio which may cause the maximum expected portfolio volatility to exceed 12%. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives. While the Portfolio may invest substantially all of its assets in Underlying ETFs, equity and fixed income futures, and other derivatives, BlackRock expects to maintain sufficient cash to serve as collateral for the derivative investments it holds.
The Portfolio may allocate up to 6% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. BlackRock also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under
BlackRock Global Tactical Strategies Portfolio
4

normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. BlackRock expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. BlackRock anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying ETFs. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can
BlackRock Global Tactical Strategies Portfolio
5

involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk.  Market Risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying ETF.
Underlying ETF Risk.  Underlying ETF Risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.
Interest Rate Risk.  Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio or an Underlying ETF may be unable to maintain positive returns or pay dividends to Portfolio or Underlying ETF shareholders, respectively. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying ETF to lose money and the net asset value of the Portfolio’s or the Underlying ETF’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying ETF’s shares and reduce the liquidity of the Portfolio’s or an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying ETF, the Portfolio or an Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the
BlackRock Global Tactical Strategies Portfolio
6

possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Commodities Risk.  Commodities Risk is both a direct and indirect risk of investing in the Portfolio. Exposure to the commodities markets may subject the Portfolio or an Underlying ETF to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s and an Underlying ETF’s (if it intends to be treated as a regulated investment company) ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s or the Underlying ETF’s respective intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s or the Underlying ETF’s respective ability to so qualify.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio
BlackRock Global Tactical Strategies Portfolio
7

would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying ETF to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying ETF are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying ETF receiving payments of principal or interest may be substantially limited.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
BlackRock Global Tactical Strategies Portfolio
8

Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	10.16%
Lowest Quarter	Q1 2020	-12.43%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	11.44%	3.54%	5.10%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   BlackRock Financial Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Philip J. Green, Managing Director of BlackRock, and Michael Pensky, CFA, Managing Director of BlackRock, have managed the Portfolio since its inception in 2011 and since 2019, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Expenses of Underlying ETFs and Other Investment Companies), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual
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arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying ETFs.The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors
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incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged
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position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended and, as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk
Market Risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser or an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio or an Underlying ETF could also miss attractive investment opportunities if the Subadviser or its adviser, respectively, underweights markets or industries where there are significant returns, and could lose value if the Subadviser or adviser, respectively, overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio or an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.
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Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio or an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s or the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio or an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that the Portfolio or an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s or an Underlying ETF’s shares. The Portfolio’s or an Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio or an Underlying ETF. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio, an Underlying ETF or issuers in which the Portfolio or the Underlying ETF invests. In addition, the Portfolio or an Underlying ETF and the issuers in which the Portfolio or an Underlying ETF invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio or an Underlying ETF. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s or an Underlying ETF’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio or the Underlying ETF. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Underlying ETF Risk
Underlying ETF Risk is a direct risk of investing in the Portfolio. The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
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Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio or an Underlying ETF may be unable to maintain positive returns or pay dividends to Portfolio or Underlying ETF shareholders, respectively. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s or an Underlying ETF’s performance to the extent the Portfolio or the Underlying ETF is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying ETF to lose money and the net asset value of the Portfolio’s or the Underlying ETF’s shares to decline in certain conditions and over certain time periods. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying ETF’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying ETF’s shares and reduce the liquidity of the Portfolio’s or an Underlying ETF’s debt securities and other income-producing holdings. The Portfolio or an Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
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Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying ETF invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio or an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio or an Underlying ETF is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying ETF. The Portfolio’s or an Underlying ETF’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio or an Underlying ETF engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying ETF, the Portfolio or an Underlying ETF may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio or an Underlying ETF in respect of the counterparty’s obligations to the Portfolio or an Underlying ETF or recovering collateral that the Portfolio or an Underlying ETF has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying ETF may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s
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bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such
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limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Commodities Risk
Commodities Risk is both a direct and indirect risk of investing in the Portfolio.  The Portfolio may invest indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio or an Underlying ETF to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s and an Underlying ETF’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s or the Underlying ETF’s respective intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s or the Underlying ETF’s respective ability to so qualify. If the Portfolio and such an Underlying ETF (that has elected to be treated as a regulated investment company) were to invest in commodity-linked derivative instruments in excess of applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio or the Underlying ETF respectively might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the respective value of the Portfolio or the Underlying ETF.
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Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long
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time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying ETF to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the an Underlying ETF may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying ETF to lose a portion of its principal investment represented by the premium the Underlying ETF paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying ETF’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Underlying ETF may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If an Underlying ETF purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying ETF will only receive payments after the pool’s obligations to other
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investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying ETF as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying ETF. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
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Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Underlying ETF’s foreign currency or securities holdings. Although the Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF. To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of an Underlying ETF that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When an Underlying ETF focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Underlying ETF’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of an Underlying ETF that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of an Underlying ETF to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
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TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If an Underlying ETF purchases inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Underlying ETF may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Portfolio may invest in exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities (e.g., gold). The value of commodities may be affected by events that might have less impact on other investments, and prices of commodity investments may fluctuate significantly over short periods due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international economic, military or regulatory developments. In addition, commodities markets (and exchange traded investment vehicles investing in commodities) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and other actions. The exchange traded investment vehicles in which the Portfolio may invest may not be registered under the 1940 Act and in such instances would not be subject to the regulatory scheme and investor protections of the 1940 Act.
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The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of tactical asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), involving primarily series of the iShares® Trust and iShares®, Inc.,2 but the Portfolio also has the ability to invest in series sponsored by other companies. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index, while managing the volatility of the Portfolio. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.
The Portfolio has a different allocation among various asset classes (including domestic and foreign equity, fixed income, and cash/money market). In addition, BlackRock may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities, real estate investment trusts, and Treasury Inflation-Protected Securities. BlackRock determines the allocations of specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations. The allocations reflect varying degrees of potential investment risk and reward, and BlackRock may respond to periods of elevated volatility by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility of 12%.

1
Exchange-traded funds are managed investment companies that hold a portfolio of common stocks, bonds or other securities that are typically designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF that tracks the performance of a particular market index will hold the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses
2
iShares® is a registered mark of BlackRock Institutional Trust Company, N.A. (“BlackRock Institutional Trust”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock Institutional Trust. BlackRock Institutional Trust makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock Institutional Trust has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
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BlackRock may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. BlackRock may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. BlackRock intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including index derivative instruments (for example, futures and options on securities indices). In addition, the Portfolio will use a combination of interest rate swaps, interest rate futures and total return swaps with a notional value equal to approximately 30% of the Portfolio’s net assets to lengthen the portfolio duration.
BlackRock will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes (e.g., commodities), including the investment allocations within such asset classes and may make changes in the allocation based on the expected volatility in the Portfolio. Generally, BlackRock may make allocation changes at its discretion.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by BlackRock.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
BlackRock has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. BlackRock may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which BlackRock serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which an affiliate of BlackRock serves as trustee (collectively, “Affiliated Underlying ETFs”). BlackRock receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, where BlackRock allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay BlackRock its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, BlackRock has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, BlackRock may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BlackRock is obligated to disregard these considerations in managing the Portfolio and has guidelines reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to BlackRock in connection with making such investments.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $100 million of such assets, plus 0.750% of such assets over $100 million up to $300 million, plus 0.700% of such assets over $300 million up to $600 million, plus 0.675% of such assets over $600 million up to $1 billion, plus 0.650% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee to the annual rate of 0.620% of the first $1.5 billion of the Portfolio’s average daily net assets, 0.600% of the next $1.5 billion of such assets, 0.550% of the next $2 billion of such assets, and 0.520% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
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The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
BlackRock Financial Management, Inc.,  is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc., and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $14.04 trillion as of December 31, 2025. BlackRock, Inc., is located at 50 Hudson Yards, New York, New York 10001.
The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are Philip J. Green, Managing Director of BlackRock, and Michael Pensky, Managing Director of BlackRock. Mr. Green has been managing the Portfolio since its inception in 2011, and Mr. Pensky has been managing the Portfolio since 2019.
Mr. Green, Managing Director, is head of the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006.
Mr. Pensky, CFA, Managing Director, is a portfolio manager in the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Pensky’s service with the firm dates back to 2011. Prior to becoming a Director at BlackRock in 2018, he was a Vice President at BlackRock.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of
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each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an
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Underlying ETF invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Except for money market instruments maturing in 60 days or less and possible futures or swap agreements, the Portfolio invests generally all of its assets in Underlying ETFs and other open-end investment companies. Therefore, the value of the Portfolio’s investment portfolio is based on the closing market quotations for the Underlying ETFs and reported net asset values of the shares of the other open-end investment companies in which the Portfolio invests. For information regarding the pricing policies of the Underlying ETFs and other open-end investment companies, including the circumstances under which the Underlying ETFs and other open-end investment companies will use fair value pricing and the effects of fair value pricing, please refer to the Prospectuses of the Underlying ETFs and other open-end investment companies. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary’s investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see
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35

“Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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36

CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
BlackRock Global Tactical Strategies Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.38	$9.00	$8.21	$10.79	$10.36
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.18	0.11	0.10
Net realized and unrealized gain (loss)	0.77	0.33	0.89	(2.12)	0.90
Total income (loss) from investment operations	0.98	0.52	1.07	(2.01)	1.00
Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.28)	(0.22)	(0.15)
Distributions from net realized capital gains	(1.13)	0.00	0.00	(0.35)	(0.42)
Total distributions	(1.27)	(0.14)	(0.28)	(0.57)	(0.57)
Net Asset Value, End of Period	$9.09	$9.38	$9.00	$8.21	$10.79
Total Return (%) (b)	11.44	5.80	13.18 (c)	(18.79)(c)	9.79
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.94	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d)(e)	0.88	0.86	0.88	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	2.31	1.99	2.08	1.19	0.94
Portfolio turnover rate (%)	17	21	6	11	11
Net assets, end of period (in millions)	$2,847.9	$2,957.8	$4,215.3	$4,262.3	$5,938.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36974

BRIGHTHOUSE FUNDS
TRUST I
BlackRock High Yield Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

BlackRock High Yield Portfolio
PORTFOLIO SUMMARY:
Investment Objective
To maximize total return, consistent with income generation and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.65%	0.90%
Fee Waiver[1]	(0.02%)	(0.02%)
Net Operating Expenses	0.63%	0.88%

Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$64	$206	$360	$809
Class B	$90	$285	$497	$1,106
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
BlackRock Financial Management, Inc., subadviser to the Portfolio (“BFM”), and BlackRock International Limited, sub-subadviser to the Portfolio (“BIL” and together with BFM, “BlackRock” or “Subadviser”) invests the Portfolio’s assets, under normal circumstances, primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its net assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Ratings) or will be determined by BlackRock to be of similar quality. Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. The Portfolio may also invest up to 20% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated
3

bonds may be on a currency hedged or unhedged basis. The Portfolio may also invest in common stocks.
BlackRock evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when BlackRock determines that they have the potential for above-average total return.
To add additional diversification, BlackRock can invest in a wide range of securities, including corporate bonds, mezzanine investments (typically the most subordinated debt obligation in an issuer’s capital structure), collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations, bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically, BlackRock will invest in distressed securities when it believes they are undervalued.
The BlackRock team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly
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4

sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by  investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Convertible Securities Risk.  Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Loan Investment Risk.  Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk
BlackRock High Yield Portfolio
5

and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their  prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Collateralized Obligations Risk.  Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Credit Default Swap Risk.  Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from
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6

Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	9.85%
Lowest Quarter	Q1 2020	-11.73%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	9.15%	4.94%	6.62%
Class B	8.93%	4.68%	6.35%
Bloomberg U.S. Universal Bond Index (reflects no deduction for mutual fund fees or expenses)	7.58%	0.06%	2.44%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for mutual fund fees or expenses)	8.62%	4.50%	6.52%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   BlackRock Financial Management, Inc., is the subadviser to the Portfolio and BlackRock International Limited is the sub-subadviser to the Portfolio.
Portfolio Managers.   Mitchell Garfin, CFA, Managing Director of BFM, and David Delbos, Managing Director of BFM, have managed the Portfolio since 2009 and 2014, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio
BlackRock High Yield Portfolio
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as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
BlackRock High Yield Portfolio
8

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
BlackRock High Yield Portfolio
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than
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anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may
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find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to
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decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign
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governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities tends to decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
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Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal
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amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
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Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys or sells a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there may be no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements, to realize on collateral, to net obligations, or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
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The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
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Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the
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Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy
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or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more.
The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged, market value-weighted index consisting of fixed rate, non-investment grade debt. It is considered representative of the U.S. high-yield corporate bond market. Index weights for each issuer are capped at 2% maximum.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with BFM and BIL to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing BFM and BIL and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of BFM and BFM, in turn, pays the fees of BIL, for managing the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
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As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.600% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.57% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA , the subadvisory agreement with BFM and the sub-subadvisory agreement with BIL is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Fee Waiver Arrangement
BFM has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which BFM or any of its affiliates serves as investment adviser. BIA will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.600% of the first $500 million of the Portfolio’s average daily net assets, and 0.550% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between BFM and BIA, BFM will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Subject to BFM’s ongoing oversight, BFM has delegated to BIL certain of BFM’s portfolio management responsibilities with respect to the Portfolio. Each of BFM and BIL follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of BFM and BIL. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays BFM a fee based on the Portfolio’s average daily net assets and BFM, in turn, pays BIL a fee. The Portfolio is not responsible for the fees paid to BFM or BIL. For the year ended December 31, 2025, BIA paid to BFM and BIL, in the aggregate, an investment subadvisory fee of 0.32% of the Portfolio’s average daily net assets.
BlackRock Financial Management, Inc., 50 Hudson Yards, New York, New York 10001, the subadviser to the
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Portfolio and BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom EH3 8BL, the sub-subadviser to the Portfolio, are indirect wholly-owned subsidiaries of BlackRock, Inc. BlackRock, Inc., and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $14.04 trillion as of December 31, 2025. BlackRock, Inc., is located at 50 Hudson Yards, New York, New York 10001.
The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are Mitchell Garfin, Managing Director of BFM since 2009, and David Delbos, Managing Director of BFM since 2012.
Mr. Delbos has been managing the Portfolio since 2014 and Mr. Garfin has been managing the Portfolio since 2009.
Mr. Garfin, CFA, has served as a portfolio manager at BFM since 2005 and as a credit research analyst in BFM’s Portfolio Management Group from 2000 to 2005.
Mr. Delbos joined the Portfolio’s management team in 2014. His responsibilities include overseeing the management of the Portfolio. Prior to becoming a Managing Director at BFM in 2012, he was a Director at BFM from 2007 to 2011.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of
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Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
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utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
BlackRock High Yield Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.50	$7.37	$6.87	$8.08	$7.98
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.50	0.51	0.46	0.38	0.36
Net realized and unrealized gain (loss)	0.16	0.09	0.43	(1.21)	0.08
Total income (loss) from investment operations	0.66	0.60	0.89	(0.83)	0.44
Less Distributions
Distributions from net investment income	(0.53)	(0.47)	(0.39)	(0.38)	(0.34)
Total distributions	(0.53)	(0.47)	(0.39)	(0.38)	(0.34)
Net Asset Value, End of Period	$7.63	$7.50	$7.37	$6.87	$8.08
Total Return (%) (b)	9.15	8.42	13.41	(10.17)	5.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.67	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.65	0.64	0.64
Ratio of net investment income (loss) to average net assets (%)	6.65	6.85	6.49	5.18	4.42
Portfolio turnover rate (%)	54	63	56	42	48
Net assets, end of period (in millions)	$324.5	$298.8	$328.1	$296.0	$392.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.35	$7.23	$6.75	$7.94	$7.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.47	0.48	0.43	0.35	0.33
Net realized and unrealized gain (loss)	0.16	0.09	0.42	(1.17)	0.07
Total income (loss) from investment operations	0.63	0.57	0.85	(0.82)	0.40
Less Distributions
Distributions from net investment income	(0.51)	(0.45)	(0.37)	(0.37)	(0.32)
Total distributions	(0.51)	(0.45)	(0.37)	(0.37)	(0.32)
Net Asset Value, End of Period	$7.47	$7.35	$7.23	$6.75	$7.94
Total Return (%) (b)	8.93	8.19	13.07	(10.33)	5.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.91	0.92	0.91	0.91
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	6.40	6.60	6.24	4.96	4.17
Portfolio turnover rate (%)	54	63	56	42	48
Net assets, end of period (in millions)	$756.4	$684.1	$596.7	$525.7	$612.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36975

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Artisan International Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Artisan International Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximum long-term capital growth.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$82	$255	$444	$990
Class B	$107	$334	$579	$1,283
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategies
Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests, under normal market conditions, substantially all of the Portfolio’s assets in common stocks and similar securities, and invests at least 65% of the Portfolio’s net assets in securities of non-U.S. companies located in a minimum of four different countries. The Portfolio invests primarily in developed markets but also may invest up to 35% of its net assets in emerging and less developed markets. The Portfolio typically holds securities representing at least 15 countries. The maximum investment in any single country is 30% of the Portfolio’s net assets. The percentage limits above are measured using the market value of the Portfolio’s assets at the time of purchase.
Stock Selection
Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. Artisan Partners seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.
■
Themes. Artisan Partners identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. Artisan Partners’ fundamental analysis focuses on those industry
3

leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.
■
Sustainable Growth. Artisan Partners applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan Partners seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model, and a high-quality management team.
■
Valuation. Artisan Partners uses multiple valuation metrics to establish a target price range. Artisan Partners assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.
Artisan Partners constructs the portfolio without regard to index weightings. There are no restrictions on the size of the companies in which the Portfolio may invest. Artisan Partners may sell a security when Artisan Partners thinks the security is approaching full valuation, changing circumstances affect the original reasons for the security’s purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified by Artisan Partners.
The Portfolio buys and sells non-U.S. currencies to facilitate transactions in portfolio securities because many of the Portfolio’s investments typically are traded in currencies other than U.S. dollars. The Portfolio is also directly or indirectly exposed to changes in foreign currency exchange rates when it holds certain U.S. dollar-denominated securities, such as depositary receipts and participation certificates.
The Portfolio tries to maintain a cash position of no more than 5% of its net assets, although cash flows, including from contract owners’ purchases and sales of Portfolio shares and the Portfolio’s purchases and sales of portfolio securities, may cause the Portfolio’s cash position to be larger or smaller. As a result, the Portfolio may at times hold more than 5% of its net assets in cash.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price
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volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2022	17.18%
Lowest Quarter	Q1 2020	-21.32%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	36.73%	8.83%	8.65%
Class B	36.35%	8.54%	8.38%
MSCI All Country World ex-U.S. Index (reflects no deduction for mutual fund fees or expenses)	32.39%	7.91%	8.41%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Artisan Partners Limited Partnership is the subadviser to the Portfolio.
Portfolio Managers.   Mark L. Yockey, CFA, a Managing Director of Artisan Partners, has managed the Portfolio since its inception in 2014. Charles-Henri Hamker, a Managing Director of Artisan Partners, has served as Associate Portfolio Manager of the Portfolio since its inception in 2014.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Brighthouse/Artisan International Portfolio
5

Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
Brighthouse/Artisan International Portfolio
6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts show the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
The Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”), such as the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”) or by other means. The less developed state of PRC’s investment
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and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of transactions in that market to heightened risks. For example, China Connect program restrictions could limit the ability of the Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. As such, the Portfolio may not be able to dispose of its China A-Shares or other China-related investments when it wants to, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. Moreover, Stock Connect is subject to daily quota limits on purchases of China A- Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. In addition, Chinese authorities may intervene in China’s securities market and halt or suspend trading of securities (potentially indefinitely) and prevent the repatriation of capital from China.
Additionally, investments through China Connect programs and other means of investing in securities of Chinese issuers involve certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased tariffs, sanctions, embargoes and other trade limitations, risks associated with investments in variable interest entities (as described below) and potential adverse tax consequences.
Certain Chinese companies to which the Portfolio seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China but, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure, generally or with respect to certain industries. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of dispute, the remedies and rights of the Portfolio may be limited and legal uncertainty may be exploited against the interests of the Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Portfolio, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, that the contracts are otherwise not enforceable under Chinese law, in which case the Portfolio may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Portfolio is not an owner/shareholder of the underlying Chinese operating company and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the
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issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in
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order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
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As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.750% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.75% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.750% of the first $750 million of the Portfolio’s average daily net assets, and 0.700% of such assets over $750 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.45% of the Portfolio’s average daily net assets.
Artisan Partners Limited Partnership   was organized in 1994 and, as of December 31, 2025, managed approximately $179.98 billion in assets. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202-5402.
Mark L. Yockey, CFA, manages the Portfolio. Charles-Henri Hamker serves as Associate Portfolio Manager of the Portfolio. They develop investment strategies for the Portfolio, make buy and sell decisions for the Portfolio and are supported by a staff of research analysts and traders. Mr. Yockey is a Managing Director of Artisan Partners and a portfolio manager on Artisan Partners’ Global Equity team. He has been employed by Artisan Partners since 1995. Mr. Hamker is a Managing Director of Artisan Partners and a portfolio manager on Artisan Partners’ Global Equity team. He joined Artisan Partners in 2000 as an analyst working with Mr. Yockey.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
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composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse/Artisan International Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.27	$10.29	$9.14	$14.01	$13.03
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.12	0.11	0.17	0.11
Net realized and unrealized gain (loss)	3.69	0.99	1.21	(2.96)	1.03
Total income (loss) from investment operations	3.88	1.11	1.32	(2.79)	1.14
Less Distributions
Distributions from net investment income	(0.18)	(0.13)	(0.17)	(0.11)	(0.08)
Distributions from net realized capital gains	(2.27)	0.00	0.00	(1.97)	(0.08)
Total distributions	(2.45)	(0.13)	(0.17)	(2.08)	(0.16)
Net Asset Value, End of Period	$12.70	$11.27	$10.29	$9.14	$14.01
Total Return (%) (b)	36.73	10.77	14.60	(19.10)	8.70
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.81	0.79	0.80
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.80	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.56	1.10	1.12	1.68	0.82
Portfolio turnover rate (%)	112	88	82	50	61
Net assets, end of period (in millions)	$820.1	$829.8	$918.7	$926.4	$1,236.8

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.25	$10.27	$9.13	$13.97	$13.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.10	0.09	0.14	0.08
Net realized and unrealized gain (loss)	3.69	0.98	1.20	(2.94)	1.02
Total income (loss) from investment operations	3.84	1.08	1.29	(2.80)	1.10
Less Distributions
Distributions from net investment income	(0.15)	(0.10)	(0.15)	(0.07)	(0.05)
Distributions from net realized capital gains	(2.27)	0.00	0.00	(1.97)	(0.08)
Total distributions	(2.42)	(0.10)	(0.15)	(2.04)	(0.13)
Net Asset Value, End of Period	$12.67	$11.25	$10.27	$9.13	$13.97
Total Return (%) (b)	36.35	10.53	14.22	(19.27)	8.41
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.06	1.04	1.05
Net ratio of expenses to average net assets (%) (c)	1.05	1.04	1.05	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	1.25	0.86	0.87	1.42	0.57
Portfolio turnover rate (%)	112	88	82	50	61
Net assets, end of period (in millions)	$0.3	$0.2	$0.2	$0.2	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36980

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse Asset Allocation 100 Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse Asset Allocation 100 Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.07%	0.07%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.63%	0.63%
Total Annual Portfolio Operating Expenses	0.71%	0.96%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$73	$227	$395	$883
Class B	$98	$306	$531	$1,178
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Brighthouse Funds Trust I (the “Trust”) and Brighthouse Funds Trust II (“Trust II”). The Portfolio has a target allocation between the broad asset classes of equity and fixed income. Brighthouse Investment Advisers, LLC (“BIA” or “Adviser”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. BIA determines these target allocations based on a variety of models and factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. BIA then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.
Under normal circumstances, the Portfolio invests substantially all of its assets in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 100% to equity securities.
The following chart describes the target allocations, as of April 27, 2026, to equity securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each
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Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.
Asset Class	Target Allocation*
Equity	100%
U.S. Large Cap		44.25%
U.S. Mid Cap		12.50%
U.S. Small Cap		8.25%
Foreign Equity		35%

*
Individual figures may not add up to the totals shown due to rounding.
The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries.
The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments include Underlying Portfolios that invest in stocks of large established U.S. companies, as well as, to a lesser extent, in stocks of foreign companies, including companies in emerging markets, and small U.S. companies with above-average growth potential.
Periodically, BIA will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.
For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and where to find more detailed information about the Portfolio’s investments in the Underlying Portfolios, please see “Additional Information about this Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
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Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk.  An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Derivatives Risk.  An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the
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initial investment. Derivative transactions may create investment leverage, which increases an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Underlying Portfolios  might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios' transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	22.22%
Lowest Quarter	Q1 2020	-23.40%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	17.41%	8.91%	10.97%
Class B	17.06%	8.63%	10.70%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Dow Jones Aggressive Portfolio Index (reflects no deduction for mutual fund fees or expenses)	20.09%	10.07%	11.42%
Management
Adviser.   Brighthouse Investment Advisers, LLC, is the Portfolio’s investment adviser.
Portfolio Managers.
The Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser, who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Adviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Adviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into
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the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Adviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Adviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Adviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Adviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Risk
An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying Portfolio or issuers in which an Underlying Portfolio invests. In addition, an Underlying Portfolio and the issuers in which an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition,
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an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
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Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of an Underlying Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When an Underlying Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Underlying Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of an Underlying Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of an Underlying Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Derivatives Risk
An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Underlying Portfolio’s hedged position should increase. To the extent an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by
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that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involves analysis and processing that differs from that required for other investments. Derivatives may not perform as intended and, as a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed an Underlying Portfolio’s returns from those transactions, resulting in the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Underlying Portfolio in connection with that transaction. If an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.
Additional government regulation of derivative instruments may limit or prevent an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Underlying Portfolio.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or Trust II. BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. For example, within the broad equity category, BIA will establish targets for large cap, mid cap, small cap and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 27, 2026. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
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Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for BIA, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Periodically, BIA will communicate with or visit management personnel of each Underlying Portfolio to discuss the management personnel’s outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, BIA will evaluate the Portfolio’s allocation between the broad asset classes of equity and fixed income, as well as the exposure to various investment styles and asset sectors within the broad asset classes. It is anticipated that any changes to the targets for the broad asset classes of equity and fixed income will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Underlying Portfolios in which the Portfolio may currently invest are:
BRIGHTHOUSE FUNDS TRUST I
AB International Bond Portfolio
Allspring Mid Cap Value Portfolio
BlackRock High Yield Portfolio
Brighthouse/Artisan International Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
State Street Emerging Markets Enhanced Index Portfolio
TCW Core Fixed Income Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Western Asset Management Government Income Portfolio
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BRIGHTHOUSE FUNDS TRUST II
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, BIA may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.
Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, as set forth in the Portfolio Summary, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
More detailed information about the Portfolio’s investments in the Underlying Portfolios is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA receives investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in
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Underlying Portfolios with higher fees than other Underlying Portfolios. Also BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust and Trust II.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying Portfolios may do so in an attempt to achieve their investment objectives.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. BIA may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by BIA. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, manages the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will
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become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
BIA has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for the Portfolio and the Portfolio’s investments in the Underlying Portfolios, which may assist BIA in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio’s investments among the Underlying Portfolios. BIA is responsible for paying the consulting fees.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.100% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax
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advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio
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securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
 Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse Asset Allocation 100 Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.15	$10.30	$10.29	$14.45	$13.36
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.74	1.25	1.90	(3.03)	2.27
Total income (loss) from investment operations	1.87	1.38	2.02	(2.90)	2.39
Less Distributions
Distributions from net investment income	(0.16)	(0.12)	(0.33)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.51)	(0.41)	(1.68)	(1.06)	(1.10)
Total distributions	(0.67)	(0.53)	(2.01)	(1.26)	(1.30)
Net Asset Value, End of Period	$12.35	$11.15	$10.30	$10.29	$14.45
Total Return (%) (b)	17.41	13.65	21.10	(19.89)	18.34
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.09	0.08	0.08
Ratio of net investment income (loss) to average net assets (%) (d)	1.16	1.19	1.16	1.15	0.85
Portfolio turnover rate (%)	13	7	8	10	9
Net assets, end of period (in millions)	$788.7	$734.7	$701.5	$624.2	$828.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.06	$10.22	$10.22	$14.36	$13.28
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.10	0.09	0.10	0.08
Net realized and unrealized gain (loss)	1.71	1.25	1.89	(3.02)	2.27
Total income (loss) from investment operations	1.82	1.35	1.98	(2.92)	2.35
Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.30)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.51)	(0.41)	(1.68)	(1.06)	(1.10)
Total distributions	(0.64)	(0.51)	(1.98)	(1.22)	(1.27)
Net Asset Value, End of Period	$12.24	$11.06	$10.22	$10.22	$14.36
Total Return (%) (b)	17.06	13.39	20.81	(20.15)	18.13
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.34	0.33	0.33
Ratio of net investment income (loss) to average net assets (%) (d)	0.93	0.95	0.92	0.90	0.60
Portfolio turnover rate (%)	13	7	8	10	9
Net assets, end of period (in millions)	$966.4	$958.8	$986.0	$893.6	$1,206.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36976

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse Balanced Plus Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Brighthouse Balanced Plus Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Interest Expenses	0.24%
All Other Expenses	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.42%
Total Annual Portfolio Operating Expenses	1.17%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$119	$372	$644	$1,420
Portfolio Turnover
The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Portion of the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.
Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing approximately 70% of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Brighthouse Funds Trust I (the “Trust”) and Brighthouse Funds Trust II (“Trust II”) (the “Base Portion”) and approximately 30% of its assets in equity derivative instruments, primarily stock index futures, and a portfolio of fixed income instruments that serve as a collateral for the equity derivative instruments (the “Overlay Portion”). A stock index future is a contract for the future delivery of a cash payment based on the performance of a stock index such as the S&P 500® Index. In its neutral state, the Portfolio will allocate 60% of its total assets to equity securities or instruments and 40% of its total assets to fixed-income securities or instruments.
Brighthouse Investment Advisers, LLC (“BIA”) is the adviser to the Portfolio and is also responsible for managing the Base Portion’s investment in Underlying Portfolios. BIA establishes specific target investment percentages for the asset classes and the various components of each asset category. Under normal circumstances, the Base Portion invests primarily in Underlying Portfolios in accordance with the target allocations of 30% to equity securities and 40% to fixed-income securities or instruments.
The Base Portion seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities of large-cap U.S. companies, and to a lesser extent, small-cap U.S. companies and foreign companies, including companies in emerging markets. The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities, which include both U.S. and foreign investment grade securities, as well as high-yield, high-risk bonds (commonly known as “junk bonds”).
For additional information about the Portfolio’s investment strategies and the names of the Underlying Portfolios in which the Portfolio may invest, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Pacific Investment Management Company LLC (the “Subadviser”) is responsible for managing the Overlay Portion, including the management of the fixed-income collateral. The Overlay Portion, which comprises the remaining 30% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 30% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures. The Overlay Portion of the Portfolio may also achieve equity exposure through stock index options, options on stock index futures, and stock index swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of fixed-income instruments. For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser may adjust the Portfolio’s equity exposure within a range from approximately 10% to 70%. For example, when the market is in a state of increased volatility, the Subadviser may decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity derivative instruments. A short position involves the use by the Portfolio of a security or instrument that may benefit from a decrease in the price of underlying securities. When the Portfolio’s total equity exposure exceeds 60% the Portfolio may be exposed to leverage. The Subadviser will target an annualized volatility level for the Portfolio of 10%, but will allow volatility to drift between 8% and 12% before any actions are taken to adjust the Portfolio’s equity exposure. The Subadviser uses quantitative models in managing the Portfolio’s overall exposure to volatility. While the Subadviser attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 30% of the Portfolio allocated as collateral in an attempt to enhance the Overlay Portion’s total return as well as balance the sources of risk in the Portfolio. The Subadviser will manage the collateral against an index blended to 60% Bloomberg Treasury Index/40% Bloomberg 20-Year U.S. Treasury Index. The blended index is customized to approximate a 10- year duration and the Subadviser has the flexibility to vary duration within two years.
The fixed-income instruments in the Overlay Portion will be rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Portion’s assets will be invested in cash bonds issued by the U.S. Government and its agencies with same day or next day settlement. At least 75% of the Overlay Portion’s assets will be invested in securities linked to U.S. Treasuries and interest rates, including, but not limited to cash bonds, repurchase agreements, money market securities and derivatives. The Subadviser is also permitted to invest up to 25% of the Overlay Portion’s assets in other fixed-income securities, including, but not limited to, mortgage-related and asset-backed
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securities. The Subadviser may also invest in forward commitment, when-issued, or delayed delivery securities. The Overlay Portion may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Overlay Portion will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Overlay Portion may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The following chart sets forth the target allocations set by BIA, as of April 27, 2026, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (for example, equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (for example, small cap, mid cap and foreign securities). Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Portion in response to volatility changes. Both the asset allocation between equity instruments and fixed income instruments and the allocation between the Base Portion and the Overlay Portion will therefore generally be rebalanced on a quarterly basis.
Asset Class	% of Total Portfolio*
Equity	60%
U.S. Large Cap		33.25%
U.S. Mid Cap		7%
U.S. Small Cap		4.50%
Foreign Equity		15.25%
Fixed Income	40%
U.S. Investment Grade		31.75%
U.S. High Yield		4%
Foreign Fixed Income		4.25%

*
Individual figures may not add up to the totals shown due to rounding.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying Portfolios. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful.
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Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s or an Underlying Portfolio’s volatility and may require such Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Leveraging Risk.  Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.  Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic
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conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying Portfolio.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Forward commitment, when-issued and delayed delivery securities risk is both a direct and indirect risk of investing in the Portfolio. Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio or Underlying Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s or Underlying Portfolio’s volatility and may require the Portfolio or Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Interest Rate Risk.  Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio or an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Portfolio or Underlying Portfolio shareholders, respectively. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying Portfolio to lose money and the net asset value of the Portfolio’s or the Underlying
Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Foreign Investment Risk.  Foreign investment risk is both a direct and indirect risk of investing in the Portfolio. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  Emerging Markets Risk is both a direct and indirect risk of investing in the Portfolio. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable
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governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Short Sale and Short Position Risk.  Short Sale and Short Position Risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or an Underlying Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio or Underlying Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio or Underlying Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s or an Underlying Portfolio’s losses.
Mortgage-Backed and Asset-Backed Securities Risk.  Mortgage-backed and asset-backed securities risk is both a direct and indirect risk of investing in the Portfolio. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio or an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio or an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio or an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
TIPS and Inflation-Linked Bonds Risk.  TIPS and Inflation-Linked Bonds Risk is both a direct and indirect risk of investing in the Portfolio. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.  Portfolio Turnover Risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio and Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s and Underlying Portfolios’ transaction costs, which can adversely affect the Portfolio’s performance and the returns on the Portfolio’s investments in those Underlying Portfolios.
Other direct risks of investing in the Portfolio also include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the
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Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Loan Investment Risk.  Investments in loans expose an Underlying Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. An Underlying Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded.
Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause an Underlying Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing an Underlying Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which an Underlying Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede an Underlying Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and an Underlying Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. An Underlying Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. An Underlying Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
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Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q1 2019	9.88%
Lowest Quarter	Q2 2022	-10.59%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	11.95%	1.31%	5.83%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser and manages the Base Portion of the Portfolio.
Subadviser.   Pacific Investment Management Company LLC is the subadviser to the Overlay Portion of the Portfolio.
Portfolio Managers  The Base Portion of the Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
Paul-James White, Executive Vice President, Graham
A. Rennison, Executive Vice President, and David L. Braun, CFA, Managing Director, have managed the Overlay Portion of the Portfolio since 2022, 2016 and 2016, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying Portfolios. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
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When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio or an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s or the Underlying Portfolio’s hedged position should increase. To the extent the Portfolio or an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio or an Underlying Portfolio hedges imperfectly, the Portfolio or Underlying Portfolio will be directly exposed to the market
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risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investments. Derivatives may not perform as intended and, as a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio or an Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio or an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause the Portfolio’s or an Underlying Portfolio’s performance to be more volatile than if the Portfolio or the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio or an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s or an Underlying Portfolio’s returns from those transactions, resulting in the Portfolio or the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio or an Underling Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio or the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio or the Underlying Portfolio in connection with that transaction. If the Portfolio or an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or the Underlying Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi)  if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency
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of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Leveraging Risk
Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps
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suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser or an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio or an Underlying Portfolio could also miss attractive investment opportunities if the Subadviser or its adviser, respectively, underweights markets or industries where there are significant returns, and could lose value if the Subadviser or adviser respectively, overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio or an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio or an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s or the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio or an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio or an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio or an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or an Underlying Portfolio or issuers in which the Portfolio or an Underlying Portfolio invests. In addition, the Portfolio or an Underlying Portfolio and the issuers in which the Portfolio or an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio or an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio or an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio or an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
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Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Forward commitment, when-issued and delayed delivery securities risk is both a direct and indirect risk of investing in the Portfolio. Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio or an Underlying Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon purchase price. Due to fluctuations in the value of the securities the Portfolio or an Underlying Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s or an Underlying Portfolio’s volatility and may require the Portfolio or an Underlying Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio or an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Portfolio or Underlying Portfolio shareholders, respectively. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s or an Underlying Portfolio’s performance to the extent the Portfolio or the Underlying Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying Portfolio to lose money and the net asset value of the Portfolio’s or the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying Portfolio’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying Portfolio
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may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio or an Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying Portfolio. The Portfolio’s or an Underlying Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio or an Underlying Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio or an Underlying Portfolio in respect of the counterparty’s obligations to the Portfolio or an Underlying Portfolio or recovering collateral that the Portfolio or an Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Foreign Investment Risk
Foreign investment risk is both a direct and indirect risk of investing in the Portfolio. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s or an Underlying Portfolio’s performance.
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Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s or an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio or an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio or an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio or an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s or Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio or an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s or an Underlying Portfolio’s foreign currency or securities holdings. Although the Portfolio or an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio or Underlying Portfolio.
To the extent the Portfolio or an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio or an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio or an Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor
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perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio or an Underlying Portfolio the amount owned under the certificates.
Emerging Markets Risk
Emerging Markets Risk is both a direct and indirect risk of investing in the Portfolio. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Short Sale and Short Position Risk
Short sale and short position risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or an Underlying Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio or an Underlying Portfolio may sell short securities it does not own. The Portfolio or an Underlying Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio or an Underlying Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio or an Underlying Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio or Underlying Portfolio entered into the short sale or short position. This loss will generally be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio or Underlying Portfolio does not own the security sold short or the reference instrument and
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it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s or an Underlying Portfolio’s losses. In addition, the Portfolio’s or an Underlying Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio or an Underlying Portfolio borrows the securities that it sells short, the Portfolio or Underlying Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed and asset-backed securities risk is both a direct and indirect risk of investing in the Portfolio. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage- backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio or an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio or an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio or an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Portfolio or Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s or an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio or an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
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The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio or an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio or Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio or an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
TIPS and Inflation-Linked Bonds Risk
TIPS and Inflation-Linked Bonds Risk is both a direct and indirect risk of investing in the Portfolio. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio or an Underlying Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio or Underlying Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk
Portfolio Turnover Risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio and Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Portfolio’s or Underlying Portfolios’ turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s or an Underlying Portfolio’ subadviser. High portfolio turnover rates will increase the Portfolio’s and Underlying Portfolios’ transaction costs, which can adversely affect the Portfolio’s performance and the returns on the Portfolio’s investments in those Underlying Portfolios.
Other direct risks of investing in the Portfolio include:
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Underlying Portfolio Risk
The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the
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issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Loan Investment Risk
Investments in loans expose an Underlying Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose an Underlying Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom an Underlying Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause an Underlying Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, an Underlying Portfolio may have difficulty valuing and selling these investments. An Underlying Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
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Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose an Underlying Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce an Underlying Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of an Underlying Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which an Underlying Portfolio may invest may not be considered “securities,” and therefore an Underlying Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. An Underlying Portfolio may come into possession of material, non-public information about a borrower as a result of an Underlying Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, an Underlying Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which an Underlying Portfolio may invest or to which an Underlying Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. An Underlying Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede an Underlying Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by an Underlying Portfolio; (iv) impede an Underlying Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose an Underlying Portfolio to adverse tax or regulatory consequences. An Underlying Portfolio’s transactions in loans may take longer than seven days to settle, which may affect an Underlying Portfolio’s process for meeting redemptions. An Underlying Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio is designed on established principles of asset allocation combined with an overlay strategy designed to adjust the Portfolio’s equity exposure to achieve a targeted level of volatility. The Portfolio has two components: the Base Portion and the Overlay Portion.
The Base Portion (Approximately 70%)
The Portfolio’s Base Portion will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Trust or Trust II. BIA first establishes a target allocation between the broad asset classes of equity and fixed income and sets target percentages for various components of each broad asset category. BIA determines these target allocations based on a variety of factors, including its long-term outlook for return and risk characteristics of the various asset classes and the relationships between those asset classes.
For example, within the broad equity category, BIA will establish targets for large cap, mid cap, small cap and foreign equities. BIA then selects a combination of Underlying Portfolios designed to meet both the broad and narrow asset class targets. The selection of Underlying Portfolios will be based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, portfolio characteristics and investment personnel. BIA may add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the investment personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 27, 2026. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
Before selecting Underlying Portfolios, BIA analyzes each Underlying Portfolio’s historic and current security holdings and performance to determine the Underlying Portfolio’s investment attributes. For example, for Underlying Portfolios structured for equity investment, large cap, mid cap, and small cap exposure is considered, as is the investment bias toward growth or value style of investment. Further, the type of growth or value management employed is also a consideration for BIA, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the effective duration, credit quality and currency denomination is evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio that holds only money market instruments. BIA also evaluates the performance dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio’s risk profile.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
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Periodically, BIA will communicate with management personnel of the Underlying Portfolios to discuss the positioning of the Underlying Portfolios and any changes that may have occurred. Periodically, BIA will consider whether to make changes to the allocation to any of the Underlying Portfolios. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by BIA, a corresponding shifting of allocations to the remaining Underlying Portfolios will result.
The Underlying Portfolios in which the Portfolio may currently invest are:
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AB International Bond Portfolio
Allspring Mid Cap Value Portfolio
BlackRock High Yield Portfolio
Brighthouse/Artisan International Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
State Street Emerging Markets Enhanced Index Portfolio
TCW Core Fixed Income Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Western Asset Management Government Income Portfolio
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Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.
There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. BIA may take into account these capacity considerations when allocating investments among the Underlying Portfolios. BIA may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time. In some instances, BIA may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio’s opportunity to invest in the Underlying Portfolio.
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Although the Base Portion’s investments in the Underlying Portfolios will be made in an attempt to achieve the 30% equity and 40% fixed income target allocations, as set forth in the Portfolio Summary, the Base Portion’s actual allocations may be different from its target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in an effort to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
The Base Portion seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments include Underlying Portfolios that invest mainly in stocks of large established U.S. companies, as well as, to a lesser extent, in stocks of foreign companies and small U.S. companies with above average growth potential. The Underlying Portfolios may invest in foreign equity securities of any capitalization, but primarily will be invested in larger capitalization companies.
The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Base Portion may also invest in Underlying Portfolios that invest in U.S. and foreign investment grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds (commonly known as “junk bonds”). The Underlying Portfolios may invest in foreign fixed-income securities of any credit quality, but primarily will be invested in investment grade fixed-income securities.
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Base Portion of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objective and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees from any affiliated Underlying Portfolios in which the Portfolio may invest. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also, BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios.
The Overlay Portion (Approximately 30%)
The Overlay Portion, which comprises the remaining 30% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 30% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures. The Overlay Portion of the Portfolio may also obtain equity exposure through stock index options, options on stock index futures, and stock index swaps (together with stock index futures, “Stock Index Instruments”). If the Subadviser determines that the Stock Index Instruments are substantially overvalued in relation to the actual stocks in the S&P 500 Index, the Subadviser may invest in stocks to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value or below. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of fixed-income instruments.
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The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of the up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser may adjust the Portfolio’s equity exposure within a range from approximately 10% to 70%. When the Portfolio’s total equity exposure exceeds 60% of the overall portfolio, the Portfolio may be exposed to leverage because the Portfolio’s long index futures position may not be fully collateralized. Trading in the equity index overlay will be passively managed in accordance with established guidelines in an attempt to target an annualized volatility level for the Portfolio of 10%, but allows for volatility to drift between an lower (8%) and upper (12%) band before any actions are taken to adjust the equity exposure. The Subadviser uses quantitative models in managing the Portfolio’s overall exposure to volatility. While the Subadviser attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will reach the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, actively manage the 30% of the Portfolio allocated as collateral in an attempt to enhance the Overlay Portion’s total return as well as balance the sources of risk in the Portfolio. The Subadviser will manage the collateral against an index blended to 60% Bloomberg Treasury Index/40% Bloomberg 20-Year U.S. Treasury Index. The blended index is customized to approximate a 10- year duration and the Subadviser has the flexibility to vary duration within two years.
The fixed-income instruments will be rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. Fixed-income instruments include fixed-income securities issued by the U.S. Government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on such securities or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; repurchase and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.
At least 50% of the Overlay Portion’s assets will be invested in cash bonds issued by the U.S. Government and its agencies with same or next day settlement. At least 75% of the Overlay Portion’s assets will be invested in securities linked to U.S. Treasuries and interest rates, including, but not limited to, cash bonds, repurchase agreements, money market securities, and derivatives. The Subadviser is also permitted to invest up to 25% of the Overlay Portion’s assets in other fixed-income securities.
The Overlay Portion may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Overlay Portion will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Overlay Portion may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
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Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. In addition, the Underlying Portfolios may also actively and frequently trade portfolio securities in an attempt to achieve their investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. In addition to its managerial responsibilities, BIA is responsible for managing the Base Portion of the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Overlay Portion of the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Overlay Portion of the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Base Portion of the Portfolio is managed by a committee composed of the individuals listed below. Each member of the committee is responsible for analyzing the Underlying Portfolios and making recommendations for and overseeing the allocation of the assets of the Base Portion of the Portfolio.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
As compensation for its services to the Base Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Base Portion of the Portfolio as follows: 0.100% on first $500 million of such assets plus 0.075% on such assets over $500 million up to $1 billion plus 0.050% on such assets over $1 billion. With respect to the Overlay Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Overlay Portion as follows: 0.725% of the first $250 million of such assets plus 0.700% on such assets over $250 million up to $750 million plus 0.675% on such assets over $750 million up to $1 billion plus 0.650% on such assets over $1 billion. For the year ended December 31, 2025, the
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Portfolio paid BIA an investment advisory fee of 0.24% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for the Portfolio’s investments in the Overlay Portion to the annual rate of 0.675% of the first $1 billion of the Portfolio’s average daily net assets, 0.650% of such assets over $1 billion up to $2.5 billion, 0.625% of such assets over $2.5 billion up to $5 billion, and 0.600% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will manage the Overlay Portion of the Portfolio, select the assets to be purchased and sold by the Portfolio with respect to the Overlay Portion, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets with respect to the Overlay Portion, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Overlay Portion of the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Overlay Portion of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the average daily net assets of the Overlay Portion of the Portfolio. The Portfolio is not responsible for the fees paid to the Subadviser. In addition, the Subadviser could receive investment subadvisory fees from any Underlying Portfolios for which it acts as subadviser in which the Portfolio may invest. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.11% of the average daily net assets on the Overlay Portion of the Portfolio.
Pacific Investment Management Company LLC,  650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2025, PIMCO had approximately $2.26 trillion in assets under management.
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The following individuals are jointly responsible for managing the Overlay Portion of the Portfolio:
Paul-James White is an executive vice president and portfolio manager in the quantitative portfolio management team at PIMCO. Prior to joining PIMCO in 2021, he was head of portfolio management and co-portfolio manager of Man AHL’s multi-strategy program. He has 12 years of investment experience.
Graham A. Rennison is an executive vice president in the quantitative portfolio management group at PIMCO. He is the lead portfolio manager for systematic credit and interest rate strategies, and for the target volatility fund suite. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 23 years of investment experience.
David L. Braun, CFA, is a Managing Director and generalist portfolio manager in PIMCO’s New York office and head of the U.S. financial institutions group (FIG) and stable value portfolio management teams. He is a senior member of the liability-driven investment and the U.S. core portfolio management teams. He oversees management of fixed income investment portfolios for institutional and retail clients. Mr. Braun joined PIMCO in 2009 and has 32 years of investment and financial services experience.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
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The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must
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be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
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Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to
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make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Brighthouse Balanced Plus Portfolio

Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios,
Brighthouse Balanced Plus Portfolio

including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Brighthouse Balanced Plus Portfolio

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse Balanced Plus Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.81	$8.70	$8.22	$12.01	$11.84
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.23	0.19	0.18	0.14
Net realized and unrealized gain (loss)	0.74	0.10	0.56	(2.76)	0.73
Total income (loss) from investment operations	1.02	0.33	0.75	(2.58)	0.87
Less Distributions
Distributions from net investment income	(0.36)	(0.22)	(0.27)	(0.25)	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.96)	(0.42)
Total distributions	(0.36)	(0.22)	(0.27)	(1.21)	(0.70)
Net Asset Value, End of Period	$9.47	$8.81	$8.70	$8.22	$12.01
Total Return (%) (b)	11.95	3.76	9.24	(21.81)	7.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.75	0.58	0.55	0.51	0.49
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.51	0.50	0.49	0.49	0.49
Net ratio of expenses to average net assets (%) (c)(d)	0.75	0.57	0.55	0.51	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.50	0.50	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	3.10	2.60	2.22	1.91	1.18
Portfolio turnover rate (%)	43 (f)	35 (f)	41 (f)	26 (f)	45 (f)
Net assets, end of period (in millions)	$4,778.3	$4,971.7	$7,688.3	$8,060.4	$11,622.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 12%, 10%, 12%, 8%, and 18% for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

Brighthouse Balanced Plus Portfolio

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36977

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Eaton Vance Floating Rate Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Eaton Vance Floating Rate Portfolio
PORTFOLIO SUMMARY:
Investment Objective
A high level of current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.98%
Fee Waiver[1]	(0.03%)	(0.03%)
Net Operating Expenses	0.70%	0.95%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$72	$230	$403	$904
Class B	$97	$309	$539	$1,199
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Eaton Vance Management (“Eaton Vance” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in income producing floating rate loans and other floating rate debt securities. The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high yield/high risk, speculative characteristics.
The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). In addition, the Portfolio may invest in other floating rate debt securities, fixed income debt obligations and money market instruments, which may include bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and commercial paper. Those money market instruments with a remaining maturity of less than 60 days will be deemed floating
3

rate debt securities. Senior Loans and Junior Loans are referred to together herein as “loans.”
The Portfolio may invest up to 20% of its total assets in foreign Senior Loans and foreign securities. Foreign Senior Loans must be U.S. dollar denominated or be denominated in Euros, British pounds, Swiss francs, or Canadian dollars (each such foreign currency, an “Authorized Foreign Currency”).
Eaton Vance’s portfolio managers seek to maintain broad borrower and industry diversification among the Portfolio’s loans. When selecting loans, the portfolio managers seek to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Loans may be sold if, in the opinion of Eaton Vance’s portfolio managers, the risk-return profile deteriorates or if the portfolio managers wish to pursue more attractive investment opportunities. In managing the Portfolio, Eaton Vance seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market. Preservation of capital is considered when consistent with the Portfolio’s objective.
For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is
Brighthouse/Eaton Vance Floating Rate Portfolio
4

perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Loan Investment Risk.  Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	7.04%
Lowest Quarter	Q1 2020	-10.07%
Brighthouse/Eaton Vance Floating Rate Portfolio
5

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	4.05%	5.01%	4.85%
Class B	3.81%	4.75%	4.59%
Bloomberg U.S. Universal Bond Index (reflects no deduction for mutual fund fees or expenses)	7.58%	0.06%	2.44%
Morningstar LSTA U.S. Leveraged Loan Index (reflects no deduction for mutual fund fees or expenses)	5.90%	6.42%	5.83%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Eaton Vance Management is the subadviser to the Portfolio.
Portfolio Managers.  Peter Campo, CFA, Vice President and Portfolio Manager, has managed the Portfolio since 2025. Ralph H. Hinckley Jr., CFA, Vice President and Portfolio Manager, has managed the Portfolio since 2025. Michael J. Turgel, CFA, Vice President and Portfolio Manager, has managed the Portfolio since 2020.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
Brighthouse/Eaton Vance Floating Rate Portfolio
6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Brighthouse/Eaton Vance Floating Rate Portfolio
7

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes, and the threat or actual imposition of tariffs within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which it invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise, though the values of floating rate instruments tend to move less in response to changes in interest rates than the values of fixed rate instruments. Because the Portfolio invests primarily in floating rate loans, a decrease in interest rates will typically reduce the amount of income the Portfolio receives from it but will generally affect the value of such loans. The interest rate of a floating rate debt instrument depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities
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to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
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Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
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High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified
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or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more.
The Morningstar LSTA U.S. Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.625% of the first $100 million of such assets plus 0.600% of such assets over $100 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.625% of the first $100 million of the Portfolio’s average daily net assets, 0.600% of the next $150 million, and 0.550% of such assets over $250 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.
Eaton Vance Management,  One Post Office Square, Boston, Massachusetts 02109, (“Eaton Vance”) serves as the Subadviser to the Portfolio. As of December 31, 2025, Eaton Vance and its affiliates managed approximately $1.89 trillion on behalf of mutual funds, institutional clients and individuals.
The following individuals are jointly responsible for managing the Portfolio:
Peter Campo, CFA, is Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Campo has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in June 2025. Prior to joining Eaton Vance, Mr. Campo worked at Goldman Sachs as Global Co-Head of High Yield & Bank Loan Credit since March 2018. Prior to joining Goldman Sachs, Mr. Campo served for more than 15 years as a Portfolio Manager and senior credit analyst on the Floating-Rate Loan team at Eaton Vance.
Ralph H. Hinckley Jr., CFA, is a Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Hinckley has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2003.
Michael J. Turgel, CFA, is Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Turgel has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2006.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
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composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse/Eaton Vance Floating Rate Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.78	$9.92	$9.47	$9.98	$9.94
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.67	0.81	0.82	0.47	0.32
Net realized and unrealized gain (loss)	(0.29)	(0.05)	0.20	(0.62)	0.05
Total income (loss) from investment operations	0.38	0.76	1.02	(0.15)	0.37
Less Distributions
Distributions from net investment income	(0.90)	(0.90)	(0.57)	(0.36)	(0.33)
Total distributions	(0.90)	(0.90)	(0.57)	(0.36)	(0.33)
Net Asset Value, End of Period	$9.26	$9.78	$9.92	$9.47	$9.98
Total Return (%) (b)	4.16 (c)	8.00	11.09	(1.46)(c)	3.80 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.70	0.70	0.69	0.69
Net ratio of expenses to average net assets (%) (d)	0.73	0.70	0.70	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	7.08	8.23	8.49	4.88	3.18
Portfolio turnover rate (%)	34	39	25	7	34
Net assets, end of period (in millions)	$368.1	$387.7	$426.1	$478.5	$654.2

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.69	$9.83	$9.39	$9.89	$9.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.64	0.77	0.79	0.45	0.29
Net realized and unrealized gain (loss)	(0.29)	(0.04)	0.19	(0.61)	0.05
Total income (loss) from investment operations	0.35	0.73	0.98	(0.16)	0.34
Less Distributions
Distributions from net investment income	(0.88)	(0.87)	(0.54)	(0.34)	(0.31)
Total distributions	(0.88)	(0.87)	(0.54)	(0.34)	(0.31)
Net Asset Value, End of Period	$9.16	$9.69	$9.83	$9.39	$9.89
Total Return (%) (b)	3.81	7.81 (c)	10.79	(1.60)	3.50
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.95	0.95	0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.98	0.95	0.95	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	6.83	7.98	8.27	4.77	2.93
Portfolio turnover rate (%)	34	39	25	7	34
Net assets, end of period (in millions)	$152.6	$158.2	$149.5	$143.7	$145.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36981

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Franklin Low Duration Total Return Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse/Franklin Low Duration Total Return Portfolio
PORTFOLIO SUMMARY:
Investment Objective
To provide a high level of current income, while seeking preservation of shareholders’ capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.57%	0.82%
Fee Waiver[1]	(0.07%)	(0.07%)
Net Operating Expenses	0.50%	0.75%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. Additionally, Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Franklin Advisers that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Brighthouse/Templeton International Bond Portfolio. These arrangements may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$51	$176	$311	$707
Class B	$77	$255	$448	$1,007
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
Franklin Advisers, Inc. (“Franklin Advisers” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in debt securities, including derivative instruments that provide exposure to debt securities such as futures, options and swap agreements, and in other investments, including government and corporate debt securities, mortgage- and asset-backed securities, collateralized loan obligations and other collateralized debt obligations, investment grade corporate loans and floating rate corporate loans, municipal securities and futures with reference securities that are investment grade, targeting an estimated average portfolio duration of three (3) years or less. Under normal market conditions, the Portfolio invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors.
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Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Some of the mortgage securities purchased by the Portfolio are issued or guaranteed by the U.S. Government, its agencies or instrumentalities; others are issued by private issuers. These mortgage-backed securities may include credit risk transfer securities, which are fixed- or floating-rate unsecured obligations. The Portfolio may also invest in mortgage dollar rolls, through which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. In addition, the Portfolio may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that typically have floating interest rates. The Portfolio may also invest in inflation-indexed securities issued by the U.S. Treasury and securities issued pursuant to Rule 144A under the Securities Act of 1933.
In choosing investments, Franklin Advisers selects securities in various market sectors based on its assessment of changing economic, market, industry and issuer conditions. Franklin Advisers uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Franklin Advisers evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.
The Portfolio focuses on investment grade securities and investments or in unrated securities and investments that Franklin Advisers determines are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (S&P®) (rated BBB or better) or Moody’s Ratings (Moody’s) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Portfolio may invest up to 20% of its total assets in high yield debt securities (commonly referred to as “junk bonds”), including up to 5% in securities rated lower than B by S&P® or Moody’s, which may include defaulted securities. The Portfolio may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.
To pursue its investment goals, the Portfolio regularly enters into (which may include purchasing or selling) various derivative transactions, including currency and cross-currency forwards, currency options, currency, currency index, bond and interest rate futures contracts and options thereon, swap agreements (including currency, interest rate, fixed-income total return, and credit default swaps) and options thereon and futures contracts on credit default swaps on indices (also known as credit index futures). The use of these derivative transactions may allow the Portfolio to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Portfolio returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
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Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Credit Default Swap Risk.  Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the
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principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Collateralized Obligations Risk.  Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Sale and Short Position Risk.  The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses.
Loan Investment Risk.  Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than
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the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	6.11%
Lowest Quarter	Q1 2020	-6.47%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	5.51%	2.39%	2.48%
Class B	5.25%	2.14%	2.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index (reflects no deduction for mutual fund fees or expenses)	5.35%	1.97%	2.09%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Franklin Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.   Kent Burns, CFA, Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Patrick Klein, Ph.D., Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Sameer Kackar, CFA, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, and Michael Salm, Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011, 2019, 2022, 2024 and 2024, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it
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bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys or sells a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there may be no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements, to realize on collateral, to net obligations, or to realize amounts to be received under such agreements.
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When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may
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cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage- backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities. Credit risk transfer securities are unsecured, and repayment of principal on such securities is subject to the credit risk of both the issuer of such securities and the issuers of the particular underlying mortgage loans to which the credit risk transfer securities relate. In the event of a default by the issuer, holders of such securities have no direct recourse to any underlying mortgage loans and will generally receive recovery, if any, on par with other unsecured creditors. Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments
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of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will generally be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage,
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which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
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Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s
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bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
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Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to
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furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
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Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
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For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government
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securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The Bloomberg U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% of the first $100 million of such assets, plus 0.510% of such assets over $100 million up to $250 million, plus 0.500% of such assets over $250 million up to $500 million, plus 0.490% of such assets over $500 million up to $1 billion, plus 0.470% of such assets over $1 billion up to $1.5 billion, plus 0.450% of such assets over $1.5 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.43% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.480% of the first $150 million of the Portfolio’s average daily net assets, 0.450% of the next $350 million of such assets, 0.400% of the next $500 million of such assets, and 0.380% of such assets over $1 billion. Additionally, BIA has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Franklin Advisers that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Brighthouse/Templeton International Bond Portfolio. These arrangements may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
The subadvisory fee BIA pays to Franklin Advisers in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers and/or its affiliates. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.13% of the Portfolio’s average daily net assets.
Franklin Advisers, Inc.,  One Franklin Parkway, San Mateo, California 94403-1906, is the Subadviser to the Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Resources, Inc., and its affiliates managed approximately $2.15 trillion in assets as of December 31, 2025.
The Portfolio is managed by a team of dedicated professionals focused on investments in investment grade debt securities. The portfolio managers of the team, each of which serves as a co-lead portfolio manager, are as follows:
Kent Burns, CFA, Senior Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group. He specializes in U.S. multi-sector fixed income strategies and government-related bonds. Mr. Burns has been lead or co-lead portfolio manager of the Portfolio since its inception in 2011, and joined Franklin Advisers in 1994.
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Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group. Ms. Chou has been co-lead portfolio manager of the Portfolio since 2019. She is a member of the team managing multi-sector fixed income strategies with a focus on corporate credit, credit derivatives, and relative value trades. Ms. Chou joined Franklin Templeton Investments in 2004 as a fixed income risk analyst and moved to the portfolio management team in 2007.
Patrick Klein, Ph.D., Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group. He specializes in multisector and quantitative fixed income strategies. Dr. Klein has been a co-lead portfolio manager of the Portfolio since 2022. He was previously a research analyst for Franklin Templeton Fixed Income Group. Dr. Klein joined Franklin Templeton in 2005 from Sandia National Laboratories, where he was a researcher, and has 17 years of experience in the financial services industry.
Sameer Kackar, CFA, Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group. He is responsible for portfolio management of global absolute return and global aggregate bond strategies, quantitative fixed income research, and portfolio hedging using interest rates and credit derivatives. Mr. Kackar has been a co-lead portfolio manager of the Portfolio since 2024. Mr. Kackar joined Franklin Templeton in 2019 and has over 14 years of experience in the financial services industry.
Michael Salm, Senior Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group. He specializes in investment strategies related to mortgage and structured credit products and interest-rate and volatility derivatives. Mr. Salm has been a co-lead portfolio manager of the Portfolio since 2024. Mr. Salm joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Salm was a portfolio manager for Putnam Investment Management, LLC and has over 35 years of experience in the financial services industry.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can
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suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
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If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio
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calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective
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judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse/Franklin Low Duration Total Return Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.84	$8.79	$8.62	$9.31	$9.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.37	0.34	0.30	0.16	0.10
Net realized and unrealized gain (loss)	0.10	0.08	0.19	(0.58)	(0.04)
Total income (loss) from investment operations	0.47	0.42	0.49	(0.42)	0.06
Less Distributions
Distributions from net investment income	(0.47)	(0.37)	(0.32)	(0.27)	(0.20)
Total distributions	(0.47)	(0.37)	(0.32)	(0.27)	(0.20)
Net Asset Value, End of Period	$8.84	$8.84	$8.79	$8.62	$9.31
Total Return (%) (b)	5.51	4.93	5.84	(4.54)	0.62
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.56	0.57	0.56	0.55
Net ratio of expenses to average net assets (%) (c)	0.50	0.48	0.48	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	4.22	3.89	3.44	1.82	1.01
Portfolio turnover rate (%)	70	63	60	56 (d)	78 (d)
Net assets, end of period (in millions)	$364.3	$427.1	$496.0	$529.3	$716.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.79	$8.74	$8.57	$9.25	$9.40
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.32	0.28	0.14	0.07
Net realized and unrealized gain (loss)	0.10	0.08	0.19	(0.58)	(0.04)
Total income (loss) from investment operations	0.45	0.40	0.47	(0.44)	0.03
Less Distributions
Distributions from net investment income	(0.45)	(0.35)	(0.30)	(0.24)	(0.18)
Total distributions	(0.45)	(0.35)	(0.30)	(0.24)	(0.18)
Net Asset Value, End of Period	$8.79	$8.79	$8.74	$8.57	$9.25
Total Return (%) (b)	5.25	4.69	5.59	(4.74)	0.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.81	0.82	0.81	0.80
Net ratio of expenses to average net assets (%) (c)	0.75	0.73	0.73	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	3.98	3.65	3.20	1.58	0.76
Portfolio turnover rate (%)	70	63	60	56 (d)	78 (d)
Net assets, end of period (in millions)	$211.5	$223.2	$225.8	$226.4	$278.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49% and 50% for the years ended December 31, 2022, and 2021, respectively.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36982

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse Small Cap Value Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse Small Cap Value Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.82%	1.07%
Fee Waiver[1]	(0.04%)	(0.04%)
Net Operating Expenses	0.78%	1.03%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$80	$258	$451	$1,010
Class B	$105	$336	$586	$1,302
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
Allspring Global Investments, LLC (“Allspring Investments”), the subadviser to the Portfolio (the “Subadviser”), invests the Portfolio’s assets, under normal circumstances, in equity securities of small companies whose stock price appears to be below their underlying value and who exhibit the potential for above average capital growth. Under normal circumstances, the Portfolio expects to invest at least 80% of its net assets in securities of companies that are considered small. The Portfolio considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000® Index or the S&P Small Cap 600® Index at the time of investment (based on month-end data).
The Portfolio may invest up to 25% of its assets in foreign securities and up to 15% of its assets in real estate investment trusts (“REITs”). The Portfolio may, from time to time, emphasize one or more sectors.
In identifying companies in which to invest, the Subadviser may consider, among other factors, a company’s financial strength, its management, its cash flow, its use of financial leverage, and its price-to-earnings ratio. The Subadviser also may consider the prospects for a company’s industry, whether or not the company is out of favor in the marketplace as reflected in the company’s stock price, and whether or not the company is undergoing a reorganization or other change that may create a more favorable outlook going forward. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which
3

significantly affects the investment’s inherent value, when a portfolio holding’s stock price nears its intrinsic value appreciation target, the industry or general market environment becomes unfavorable, or the Subadviser identifies a more attractive investment opportunity.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Brighthouse Small Cap Value Portfolio
4

Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	30.61%
Lowest Quarter	Q1 2020	-35.28%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	-2.92%	6.70%	8.34%
Class B	-3.21%	6.43%	8.07%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)	12.59%	8.88%	9.27%
Management
Adviser.
Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.
Allspring Global Investments, LLC is the subadviser to the Portfolio.
Portfolio Managers.
James M. Tringas, CFA, Co-Head of Special Global Equity and Senior Portfolio Manager, and Bryant VanCronkhite, CFA, CPA, Co-Head of Special Global Equity and Senior Portfolio Manager, both with Allspring Investments, have managed the Portfolio since 2014. Brian Martin, CFA, and Tyndale Brickey,CFA, both Co-Portfolio Managers, have managed the Portfolio since April 2026. Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you.
 Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
 Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the
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form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical
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data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.750% of the first $1 billion of such assets plus 0.700% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.71% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.750% of the first $250 million of the Portfolio’s average daily net assets, 0.675% of such assets over $250 million up to $500 million, 0.700% of such assets over $500 million up to $700 million, 0.680% of such assets over $700 million up to $1 billion, and 0.630% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
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The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.45% of the Portfolio’s average daily net assets.
Allspring Global Investments, LLC,  1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, is the subadviser to the Portfolio. As of December 31, 2025, Allspring had approximately $469.8 billion in assets under management.
James M. Tringas, CFA, is Co-Head of Special Global Equity and Senior Portfolio Manager with the Special Global Equity team. He joined Allspring Investments or one of its predecessors in 1994. Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.
Bryant VanCronkhite, CFA, CPA, is Co-Head of Special Global Equity and Senior Portfolio Manager with the Special Global Equity team. He joined Allspring Investments or one of its predecessors in 2003.
Brian Martin, CFA, is Co-Portfolio Manager with the Special Global Equity Team. He joined Allspring Investments or one of its predecessors in 2004.
Tyndale Brickey, CFA, is Co-Portfolio Manager with the Special Global Equity Team. She joined Allspring Investments or one of its predecessors in 2015.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
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Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of
Brighthouse Small Cap Value Portfolio
16

additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit
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payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
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Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end
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management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse Small Cap Value Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.96	$14.05	$13.60	$19.25	$14.72
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.20	0.20	0.19	0.14
Net realized and unrealized gain (loss)	(0.67)	0.92	1.59	(2.70)	4.58
Total income (loss) from investment operations	(0.50)	1.12	1.79	(2.51)	4.72
Less Distributions
Distributions from net investment income	(0.20)	(0.22)	(0.18)	(0.16)	(0.18)
Distributions from net realized capital gains	(1.90)	(0.99)	(1.16)	(2.98)	(0.01)
Total distributions	(2.10)	(1.21)	(1.34)	(3.14)	(0.19)
Net Asset Value, End of Period	$11.36	$13.96	$14.05	$13.60	$19.25
Total Return (%) (b)	(2.92)	8.40	14.21	(12.90)	32.12 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.79	0.78	0.77
Net ratio of expenses to average net assets (%) (d)	0.76	0.78	0.78	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	1.39	1.40	1.46	1.19	0.81
Portfolio turnover rate (%)	73	18	22	17	18
Net assets, end of period (in millions)	$438.3	$449.7	$582.4	$575.3	$799.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.73	$13.84	$13.41	$19.01	$14.55
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.16	0.16	0.15	0.10
Net realized and unrealized gain (loss)	(0.66)	0.90	1.57	(2.66)	4.52
Total income (loss) from investment operations	(0.53)	1.06	1.73	(2.51)	4.62
Less Distributions
Distributions from net investment income	(0.16)	(0.18)	(0.14)	(0.11)	(0.15)
Distributions from net realized capital gains	(1.90)	(0.99)	(1.16)	(2.98)	(0.01)
Total distributions	(2.06)	(1.17)	(1.30)	(3.09)	(0.16)
Net Asset Value, End of Period	$11.14	$13.73	$13.84	$13.41	$19.01
Total Return (%) (b)	(3.21)	8.10	13.95	(13.09)	31.77 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.04	1.03	1.02
Net ratio of expenses to average net assets (%) (d)	1.01	1.03	1.03	1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	1.13	1.17	1.22	0.96	0.57
Portfolio turnover rate (%)	73	18	22	17	18
Net assets, end of period (in millions)	$299.5	$334.1	$356.6	$341.2	$436.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56%, respectively for the year ended December 31, 2021.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36978

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Templeton International Bond Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Brighthouse/Templeton International Bond Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Current income with capital appreciation and growth of income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.98%
Fee Waiver[1]	(0.04%)	(0.04%)
Net Operating Expenses	0.69%	0.94%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$70	$229	$402	$903
Class B	$96	$308	$538	$1,198
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Franklin Advisers, Inc. (“Franklin Advisers” or “Subadviser”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, as well as inflation-indexed securities issued by governments and government agencies located around the world and derivative instruments or other instruments that have economic characteristics similar to bonds.
The Portfolio may also invest in securities that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.). The Portfolio’s investments in U.S. issuers will not exceed 20% of its net assets. The Portfolio may invest a significant portion of its total assets in developing or emerging markets.
Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor’s Ratings Services or Moody’s Ratings, or, if unrated, determined by Franklin Advisers to be of comparable quality. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of comparable quality). Such securities are sometimes referred to as “junk bonds.” Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.
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The Portfolio may invest in debt securities of any maturity, and the average maturity or duration of debt securities in the Portfolio’s portfolio will fluctuate depending on Franklin Advisers’ outlook on changing market, economic, and political conditions.
For purposes of pursuing its investment objective, the Portfolio regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, currency and currency index futures contracts, and currency options. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps), and options (including options on such contracts). The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. The Portfolio may buy and sell futures contracts that trade on U.S. and foreign exchanges. Franklin Advisers considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.
The Portfolio may, at times, maintain a large position in cash and cash equivalents (including money market funds).
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
Franklin Advisers allocates the Portfolio’s assets based upon its assessment of changing market, political and economic conditions. Franklin Advisers considers various factors, including evaluation of interest and currency exchange rate changes and credit risks. Franklin Advisers’ assessment may lead to investments that deviate significantly from its benchmark and therefore the Portfolio’s performance may vary significantly from its benchmark.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
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Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio  may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio  may have a very low, or even negative yield. A low or negative yield would cause the Portfolio  to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Non-Diversification Risk.  To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Credit Default Swap Risk.  Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Short Sale and Short Position Risk.  The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses.
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TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvan tageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract
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charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q3 2024	8.84%
Lowest Quarter	Q4 2024	-11.55%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	16.64%	-0.44%	-0.39%
Class B	16.35%	-0.69%	-0.64%
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index (reflects no deduction for mutual fund fees or expenses)	2.80%	0.79%	2.58%
FTSE World Government Bond Index ex-U.S. (reflects no deduction for mutual fund fees or expenses)	8.47%	-5.21%	-0.16%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Franklin Advisers, Inc., is the Subadviser to the Portfolio.
Portfolio Managers.  Michael Hasenstab, Ph.D., Executive Vice President, Portfolio Manager and Chief Investment Officer for Templeton Global Macro, Christine Yuhui Zhu, Senior Vice President, Portfolio
Manager and Director of Portfolio Construction and Trading for Templeton Global Macro, and Calvin Ho, Ph.D., Senior Vice President, Portfolio Manager and Director of Research for Templeton Global Macro, have managed the Portfolio since its inception in 2009, 2014, and 2019, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the
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Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
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Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
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Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty
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as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Non-Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys or sells a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there may be no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements, to realize on collateral, to net obligations, or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will generally be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short,
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the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or
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futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
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When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential
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information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The FTSE World Government Bond Index (“WGBI”) ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.600% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.56% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.560% of the first $500 million of the Portfolio’s average daily net assets, 0.540% of such assets over $500 million up to $1 billion, and 0.520% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser.
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The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.26% of the Portfolio’s average daily net assets.
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906, is the Subadviser to the Portfolio. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Resources, Inc., and its affiliates managed approximately $2.15 trillion in assets as of December 31, 2025.
Michael Hasenstab, Ph.D., is Executive Vice President, Portfolio Manager and Chief Investment Officer for Templeton Global Macro. He has primary responsibility for day-to-day management of the Portfolio. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.
Christine Yuhui Zhu is Senior Vice President, Portfolio Manager, and Director of Portfolio Construction and Trading for Templeton Global Macro. She is responsible for developing strategies and procedures for portfolio construction, risk management and trade execution. Ms. Zhu joined Franklin Templeton in 2007.
Calvin Ho, Ph.D., is Senior Vice President and Director of Research for Templeton Global Macro and a portfolio manager of the Portfolio since 2019. Dr. Ho is responsible for shaping the team research agenda of in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Dr. Ho joined Franklin Templeton in 2005.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can
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suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
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If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio
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calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective
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judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse/Templeton International Bond Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.97	$7.85	$7.57	$7.92	$8.31
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.49	0.41	0.24	0.05	0.17
Net realized and unrealized gain (loss)	0.67	(1.29)	0.04	(0.40)	(0.56)
Total income (loss) from investment operations	1.16	(0.88)	0.28	(0.35)	(0.39)
Net Asset Value, End of Period	$8.13	$6.97	$7.85	$7.57	$7.92
Total Return (%) (b)	16.64	(11.21)	3.70	(4.42)	(4.69)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.72	0.70	0.69
Net ratio of expenses to average net assets (%) (c)	0.69	0.72	0.72	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	6.34	5.45	3.16	0.67	2.09
Portfolio turnover rate (%)	21	39	71	29	41
Net assets, end of period (in millions)	$322.4	$410.4	$543.3	$579.6	$871.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.79	$7.67	$7.41	$7.77	$8.18
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.46	0.39	0.21	0.03	0.15
Net realized and unrealized gain (loss)	0.65	(1.27)	0.05	(0.39)	(0.56)
Total income (loss) from investment operations	1.11	(0.88)	0.26	(0.36)	(0.41)
Net Asset Value, End of Period	$7.90	$6.79	$7.67	$7.41	$7.77
Total Return (%) (b)	16.35	(11.47)	3.51	(4.63)	(5.01)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.97	0.95	0.94
Net ratio of expenses to average net assets (%) (c)	0.94	0.97	0.97	0.95	0.94
Ratio of net investment income (loss) to average net assets (%)	6.13	5.29	2.91	0.44	1.85
Portfolio turnover rate (%)	21	39	71	29	41
Net assets, end of period (in millions)	$28.4	$28.3	$31.8	$34.1	$42.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36983

BRIGHTHOUSE FUNDS
TRUST I
Brighthouse/Wellington Large Cap Research Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Brighthouse/Wellington Large Cap Research Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%	0.73%
Fee Waiver[1]	(0.04%)	(0.04%)	(0.04%)
Net Operating Expenses	0.54%	0.79%	0.69%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$55	$182	$320	$722
Class B	$81	$261	$457	$1,022
Class E	$70	$229	$402	$903
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
Wellington Management Company LLP (“Wellington Management” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in equity securities of U.S. companies and, to a lesser extent, of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large-capitalization companies. The Portfolio considers a company to be a large-capitalization company if it has a market capitalization at the time of purchase that falls within the market capitalization range of companies included in the Russell 1000® Index or the S&P 500® Index. As of December 31, 2025, the lowest capitalization of companies in the Russell 1000 Index was $144.9 million, while the lowest capitalization of companies in the S&P 500 Index was $5.5 billion as of that date. The market capitalization limits will vary with market fluctuations. Equity securities may include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.
In managing the Portfolio, Wellington Management allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry
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represented by broad-based, large cap U.S. equity indices. The Portfolio may, from time to time, emphasize one or more sectors. Wellington Management may invest up to 15% of the Portfolio’s total net assets in securities of foreign issuers and non-dollar denominated securities.
In analyzing a prospective investment for the Portfolio, Wellington Management utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
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Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	22.64%
Lowest Quarter	Q1 2020	-20.51%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	15.91%	12.30%	13.62%
Class B	15.62%	12.01%	13.33%
Class E	15.74%	12.14%	13.45%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Wellington Management Company LLP is the subadviser to the Portfolio.
Portfolio Managers.  The Portfolio is managed by a team led by Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research of
Wellington Management, and Jonathan G. White, CFA, Managing Director and Director of Research Portfolios of Wellington Management. Ms. Pryshlak and Mr. White have been managers of the Portfolio since 2018.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Brighthouse/Wellington Large Cap Research Portfolio
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
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To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk
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(the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the
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Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy
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or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.625% of the first $250 million of such assets plus 0.600% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.550% of
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such assets over $1 billion up to $2 billion plus 0.500% of such assets over $2 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.49% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.555% of the first $500 million of the Portfolio’s average daily net assets, 0.530% of such assets over $500 million up to $1 billion, 0.505% of such assets over $1 billion up to $2 billion, and 0.495% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Wellington Management. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.21% of the Portfolio’s average daily net assets.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and is the Subadviser to the Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment
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companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment authority with respect to approximately $1.3 trillion in assets.
The Portfolio is managed by a team of investment professionals who participate in the research process and stock selection. The lead members of this team are Mary L. Pryshlak and Jonathan G. White.
Mary L. Pryshlak, CFA, Senior Managing Director and Head of Investment Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the Portfolio and has served in this capacity for the Portfolio since 2018. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.
Jonathan G. White, CFA, Managing Director and Director of Research Portfolios of Wellington Management, is responsible for broad oversight of the Portfolio, including risk management and implementation, and has served in this capacity for the Portfolio since 2018. Mr. White joined Wellington Management as an investment professional in 1999.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
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The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately
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diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market
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circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the
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Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are
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traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Brighthouse/Wellington Large Cap Research Portfolio
20

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Brighthouse/Wellington Large Cap Research Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.61	$13.82	$11.71	$19.02	$17.12
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.08	0.09	0.12	0.12
Net realized and unrealized gain (loss)	2.01	2.84	2.84	(3.83)	3.84
Total income (loss) from investment operations	2.08	2.92	2.93	(3.71)	3.96
Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.11)	(0.12)	(0.17)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.95)	(1.13)	(0.82)	(3.60)	(2.06)
Net Asset Value, End of Period	$14.74	$15.61	$13.82	$11.71	$19.02
Total Return (%) (b)	15.91	21.69	25.74	(19.02)	24.38
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.59	0.58	0.57
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.52	0.51	0.50
Ratio of net investment income (loss) to average net assets (%)	0.49	0.54	0.71	0.84	0.67
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$2,304.8	$2,252.5	$2,083.4	$1,899.6	$2,562.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$14.93	$13.27	$11.27	$18.45	$16.67
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.04	0.06	0.08	0.07
Net realized and unrealized gain (loss)	1.91	2.72	2.72	(3.71)	3.73
Total income (loss) from investment operations	1.94	2.76	2.78	(3.63)	3.80
Less Distributions
Distributions from net investment income	(0.04)	(0.06)	(0.07)	(0.07)	(0.13)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.91)	(1.10)	(0.78)	(3.55)	(2.02)
Net Asset Value, End of Period	$13.96	$14.93	$13.27	$11.27	$18.45
Total Return (%) (b)	15.62	21.31	25.42	(19.21)	24.03
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.77	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	0.24	0.28	0.46	0.59	0.42
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$86.4	$88.8	$87.6	$81.8	$118.1
Please see following page for Financial Highlights footnote legend.
Brighthouse/Wellington Large Cap Research Portfolio
21

Brighthouse/Wellington Large Cap Research Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.33	$13.59	$11.53	$18.78	$16.93
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.06	0.07	0.10	0.09
Net realized and unrealized gain (loss)	1.97	2.79	2.79	(3.78)	3.79
Total income (loss) from investment operations	2.02	2.85	2.86	(3.68)	3.88
Less Distributions
Distributions from net investment income	(0.06)	(0.07)	(0.09)	(0.09)	(0.14)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.93)	(1.11)	(0.80)	(3.57)	(2.03)
Net Asset Value, End of Period	$14.42	$15.33	$13.59	$11.53	$18.78
Total Return (%) (b)	15.74	21.51	25.51	(19.12)	24.20
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.73	0.72
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.67	0.66	0.65
Ratio of net investment income (loss) to average net assets (%)	0.34	0.39	0.56	0.69	0.52
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$74.6	$73.5	$71.1	$63.9	$87.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

Brighthouse/Wellington Large Cap Research Portfolio
22

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36984

BRIGHTHOUSE FUNDS
TRUST I
CBRE Global Real Estate Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

CBRE Global Real Estate Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Total return through investment in real estate securities, emphasizing both capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.70%	0.95%	0.85%
Fee Waiver[1]	(0.04%)	(0.04%)	(0.04%)
Net Operating Expenses	0.66%	0.91%	0.81%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the
Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$67	$220	$386	$867
Class B	$93	$299	$522	$1,163
Class E	$83	$267	$467	$1,045
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
CBRE Investment Management Listed Real Assets LLC (“CBRE IM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry.
In selecting investments for the Portfolio, CBRE IM will select companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate or similar activities. These companies include real estate investment trusts and similarly situated real estate companies outside the U.S. The Portfolio will have investments located in a number of different countries, including the U.S. The Portfolio may invest up to 90% of its assets in foreign securities, including a maximum of 35% in emerging markets. The Portfolio may invest in companies of any market capitalization.
CBRE IM uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE IM
3

selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, CBRE IM uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for security selection. This approach incorporates quantitative and qualitative factors organized under the factor categories of growth, value, quality and market, that aid in evaluating performance characteristics of individual securities independently and relative to each other. CBRE IM will also typically employ third-party portfolio optimization tools to help in its evaluation of the Portfolio’s current holdings and its identification of potential investments for the Portfolio.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Concentration Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that
CBRE Global Real Estate Portfolio
4

particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and additional indexes reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	17.63%
Lowest Quarter	Q1 2020	-26.99%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	7.11%	4.30%	4.22%
Class B	6.75%	4.03%	3.95%
Class E	6.94%	4.15%	4.06%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
FTSE EPRA /NAREIT Developed Index (reflects no deduction for mutual fund fees or expenses)	9.58%	2.76%	3.25%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   CBRE Investment Management Listed Real Assets LLC is the subadviser to the Portfolio.
Portfolio Managers.  Joseph P. Smith, Chief Investment Officer - Listed Real Assets, has managed the Portfolio since 2008. Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research, has managed the Portfolio since 2020. Kenneth S. Weinberg, Chief Investment Officer - Listed Real Estate, has managed the Portfolio since 2022.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance
CBRE Global Real Estate Portfolio
5

companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
CBRE Global Real Estate Portfolio
6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
CBRE Global Real Estate Portfolio
7

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
CBRE Global Real Estate Portfolio
8

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
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Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries,
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certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
 Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Concentration Risk
A Portfolio that invests a substantial portion of its assets (“concentrates”) in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio.
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The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of
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its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and
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subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more
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subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $750 million plus 0.550% of such assets over $750 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.61% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.650% of the first $250 million of the Portfolio’s average daily net assets, 0.600% of such assets over $250 million up to $750 million, 0.550% of such assets over $750 million up to $1 billion, and 0.500% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
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CBRE INVESTMENT MANAGEMENT LISTED REAL ASSETS LLC serves as Subadviser to the Portfolio. CBRE IM is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE IM’s principal address is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087. CBRE IM is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2025, were valued at approximately $10.8 billion.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Joseph P. Smith, Chief Investment Officer - Listed Real Assets. Mr. Smith joined CBRE IM in 1997.
Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research. Mr. Reich joined CBRE IM in 1999.
Kenneth S. Weinberg, Chief Investment Officer - Listed Real Estate. Mr. Weinberg joined CBRE IM in 2004.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were
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received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant
CBRE Global Real Estate Portfolio
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portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
CBRE Global Real Estate Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.21	$10.54	$9.59	$15.03	$11.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.33	0.31	0.27	0.21
Net realized and unrealized gain (loss)	0.43	(0.28)	0.91	(3.96)	3.70
Total income (loss) from investment operations	0.72	0.05	1.22	(3.69)	3.91
Less Distributions
Distributions from net investment income	(0.31)	(0.38)	(0.27)	(0.55)	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.31)	(0.38)	(0.27)	(1.75)	(0.41)
Net Asset Value, End of Period	$10.62	$10.21	$10.54	$9.59	$15.03
Total Return (%) (b)	7.11	0.66	12.99 (c)	(24.71)	34.35 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.65
Net ratio of expenses to average net assets (%) (e)	0.66	0.65	0.65	0.64	0.62
Ratio of net investment income (loss) to average net assets (%)	2.75	3.18	3.16	2.33	1.59
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$544.3	$532.8	$605.2	$594.1	$834.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.16	$10.49	$9.54	$14.95	$11.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.30	0.28	0.24	0.18
Net realized and unrealized gain (loss)	0.42	(0.27)	0.91	(3.94)	3.68
Total income (loss) from investment operations	0.68	0.03	1.19	(3.70)	3.86
Less Distributions
Distributions from net investment income	(0.28)	(0.36)	(0.24)	(0.51)	(0.38)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.28)	(0.36)	(0.24)	(1.71)	(0.38)
Net Asset Value, End of Period	$10.56	$10.16	$10.49	$9.54	$14.95
Total Return (%) (b)	6.75	0.40	12.73	(24.99)	34.07 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.90
Net ratio of expenses to average net assets (%) (e)	0.91	0.90	0.90	0.89	0.87
Ratio of net investment income (loss) to average net assets (%)	2.49	2.93	2.92	2.08	1.35
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$282.2	$299.0	$351.4	$337.9	$492.3
Please see following page for Financial Highlights footnote legend.
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CBRE Global Real Estate Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.21	$10.54	$9.59	$15.02	$11.52
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.32	0.29	0.25	0.19
Net realized and unrealized gain (loss)	0.43	(0.28)	0.91	(3.95)	3.70
Total income (loss) from investment operations	0.70	0.04	1.20	(3.70)	3.89
Less Distributions
Distributions from net investment income	(0.29)	(0.37)	(0.25)	(0.53)	(0.39)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.29)	(0.37)	(0.25)	(1.73)	(0.39)
Net Asset Value, End of Period	$10.62	$10.21	$10.54	$9.59	$15.02
Total Return (%) (b)	6.94	0.50	12.79	(24.89)	34.21 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (e)	0.81	0.80	0.80	0.79	0.77
Ratio of net investment income (loss) to average net assets (%)	2.59	3.03	3.01	2.18	1.47
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$20.2	$20.8	$22.7	$22.3	$31.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and
33.85%, respectively for the year ended December 31, 2021.

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36985

BRIGHTHOUSE FUNDS
TRUST I
Harris Oakmark International Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Harris Oakmark International Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.81%	1.06%	0.96%
Fee Waiver[1]	(0.09%)	(0.09%)	(0.09%)
Net Operating Expenses	0.72%	0.97%	0.87%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$74	$250	$441	$993
Class B	$99	$328	$576	$1,286
Class E	$89	$297	$522	$1,170
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
Harris Associates L.P. (“Harris” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of non-U.S. companies. The Portfolio may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio’s foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio invests primarily in mid- to large-cap companies. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio may engage in foreign currency transactions for hedging purposes.
Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that over time, a company’s stock price will converge with Harris’s estimate of the company’s intrinsic value. By “intrinsic value” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris believes is a company’s intrinsic value presents the best opportunity to achieve the Portfolio’s investment objective. Harris uses this value investment philosophy to identify companies that have discounted stock prices compared to what Harris believes are the companies’ intrinsic values.
3

Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio
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from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	31.48%
Lowest Quarter	Q1 2020	-37.03%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	33.17%	6.72%	7.01%
Class B	32.78%	6.46%	6.74%
Class E	32.98%	6.56%	6.84%
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)	31.22%	8.92%	8.18%
Management
Adviser.
Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Harris Associates L.P. is the subadviser to the Portfolio.
Portfolio Managers.  David G. Herro, CFA, Deputy Chairman and Co-Chief Investment Officer - International Equity, has managed the Portfolio since 2003. Tony Coniaris, CFA, Chairman and Co-Chief Investment Officer - International Equity, has managed the Portfolio since 2025. Eric Liu, CFA, Vice President and Senior International Investment Analyst, has managed the Portfolio since 2023.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a
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hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential
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information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.850% of the first $100 million of such assets plus 0.800% of such assets over $100 million up to $1 billion plus 0.750% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.600% of the first $50 million of the Portfolio’s average daily net assets, 0.650% of the next $50 million, 0.700% of the next $900 million and 0.675% of such assets over $1 billion if the Portfolio’s average daily net assets exceed $1 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser.
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The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.40% of the Portfolio’s average daily net assets.
Harris Associates L.P.,  111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, is the Subadviser to the Portfolio. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. As of December 31, 2025, Harris had assets under management of approximately $109.5 billion.
David G. Herro, CFA, Deputy Chairman and Co-Chief Investment Officer – International Equity, Tony Coniaris, CFA, Chairman and Co-Chief Investment Officer – International Equity, and Eric Liu, CFA, Vice President and Senior International Investment Analyst manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Coniaris joined Harris in 1999 as a research associate. Mr. Liu joined Harris in 2009 as an analyst.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
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The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately
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diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market
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circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the
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Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are
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traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Harris Oakmark International Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.21	$13.11	$11.23	$14.50	$13.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.28	0.28	0.23	0.27
Net realized and unrealized gain (loss)	3.65	(0.88)	1.87	(2.53)	0.91
Total income (loss) from investment operations	3.97	(0.60)	2.15	(2.30)	1.18
Less Distributions
Distributions from net investment income	(0.34)	(0.30)	(0.27)	(0.30)	(0.13)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.83)	(0.30)	(0.27)	(0.97)	(0.13)
Net Asset Value, End of Period	$15.35	$12.21	$13.11	$11.23	$14.50
Total Return (%) (b)	33.17	(4.73)	19.26	(15.78)	8.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.82	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.72	0.72	0.74	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	2.29	2.21	2.24	1.92	1.82
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$1,321.1	$1,277.5	$1,484.9	$1,532.0	$1,956.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.86	$12.74	$10.92	$14.12	$13.10
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.24	0.24	0.19	0.23
Net realized and unrealized gain (loss)	3.53	(0.85)	1.82	(2.46)	0.88
Total income (loss) from investment operations	3.81	(0.61)	2.06	(2.27)	1.11
Less Distributions
Distributions from net investment income	(0.30)	(0.27)	(0.24)	(0.26)	(0.09)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.79)	(0.27)	(0.24)	(0.93)	(0.09)
Net Asset Value, End of Period	$14.88	$11.86	$12.74	$10.92	$14.12
Total Return (%) (b)	32.78	(4.96)	18.95	(16.00)	8.44
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.07	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	0.97	0.97	0.99	1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	2.03	1.96	1.98	1.68	1.58
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$682.5	$657.0	$758.2	$741.5	$952.6
Please see following page for Financial Highlights footnote legend.
Harris Oakmark International Portfolio
22

Harris Oakmark International Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.99	$12.89	$11.04	$14.27	$13.24
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.26	0.26	0.21	0.24
Net realized and unrealized gain (loss)	3.58	(0.88)	1.84	(2.49)	0.90
Total income (loss) from investment operations	3.87	(0.62)	2.10	(2.28)	1.14
Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.25)	(0.28)	(0.11)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.80)	(0.28)	(0.25)	(0.95)	(0.11)
Net Asset Value, End of Period	$15.06	$11.99	$12.89	$11.04	$14.27
Total Return (%) (b)	32.98	(4.90)	19.05	(15.93)	8.52
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.97	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.89	0.91	0.90
Ratio of net investment income (loss) to average net assets (%)	2.10	2.08	2.09	1.79	1.68
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$58.6	$52.9	$64.8	$60.9	$81.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
Harris Oakmark International Portfolio
23

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36986

BRIGHTHOUSE FUNDS
TRUST I
Invesco Balanced-Risk Allocation Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Invesco Balanced-Risk Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Seeks total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.66%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.98%
Fee Waiver[1]	(0.01%)
Net Operating Expenses	0.97%

1
Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds in which the Portfolio invests where the Subadviser or any of its affiliates serves as investment adviser. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$99	$311	$541	$1,200
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio’s subadviser, Invesco Advisers, Inc. (“Invesco” or “Subadviser”), will allocate across three asset classes, equities, fixed income and commodities. The Portfolio’s exposure to these three asset classes will be achieved primarily through investments in derivative instruments, including but not limited to futures and swap agreements. The Portfolio may invest in derivatives and other investments that create economic leverage, and may also invest in U.S. and foreign government debt securities and other securities such as exchange-traded funds (“ETFs”) and commodity-linked notes. The Portfolio’s equity investments will primarily be through derivative investments that offer exposure to developed countries, but may also offer exposure to emerging market countries. The Portfolio’s fixed income investments will primarily be through derivative investments that offer exposure to issuers in developed countries that are rated investment grade or unrated but deemed to be investment grade quality by Invesco, while the Portfolio’s commodity markets exposure will primarily be to the precious metals, agriculture, energy and industrial metals sectors.
The Portfolio is managed using two different processes. One is strategic asset allocation, which reflects the portfolio managers’ long-term views of the market. The portfolio managers apply their strategic process to, on
3

average, approximately 80% of the Portfolio’s portfolio risk, as determined by the portfolio managers’ proprietary risk analysis. The other process is tactical asset allocation, which reflects the portfolio managers’ shorter-term views of the market. The strategic and tactical asset allocation processes are intended to adjust the portfolio risk in a variety of market conditions.
The Portfolio will implement the portfolio managers’ investment decisions through the use of derivatives and other investments that create economic leverage. The portfolio managers use derivatives and other leveraged instruments to create and adjust the Portfolio’s exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit the Portfolio. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. The Portfolio may hold long and short positions in derivatives but seeks to maintain a net long position. The Portfolio may use quantitative models as part of the investment selection process.
The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary is advised by Invesco and has the same investment objective as the Portfolio. The Subsidiary may invest in futures, exchange-traded notes (“ETNs”), swap agreements, commodity-linked notes and ETFs. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives and other investments that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary can also hold cash and cash equivalent instruments, including money market funds affiliated with Invesco, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Portfolio will normally maintain no less than 50% of its total assets (including assets held by the Subsidiary) in money market funds affiliated with Invesco, cash, and cash equivalent instruments. Some of the cash holdings will serve as margin or collateral for the Portfolio’s obligations under derivative transactions and also earn income for the Portfolio. The greater the Portfolio’s positions in derivatives, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain in cash and cash equivalents as margin or collateral for such derivatives. A significant portion of the cash and cash equivalent assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
The derivatives in which the Portfolio may invest include but are not limited to futures contracts, swap agreements and commodity-linked notes. Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Portfolio earns from these notes as compared to the index.
The Portfolio and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Relative to traditional balanced portfolios, the Portfolio will seek to provide greater capital loss protection during down markets. The
Invesco Balanced-Risk Allocation Portfolio
4

Portfolio’s portfolio managers will seek to accomplish this through a three-step investment process involving (1) asset selection within the three asset classes, (2) portfolio construction and (3) active portfolio positioning.
The first step of the investment process involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments (meaning the likelihood that the value of the investments will move in the same direction at the same time), and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Portfolio.
The second step of the investment process involves portfolio construction. Proprietary estimates for risk and correlation seek to weight each asset class so that each contributes an equal amount to overall portfolio risk. The portfolio managers re-estimate the risk contributed by each investment and rebalance the portfolio on a month-to-month basis or when new investments are introduced to the Portfolio.
In the third step of the investment process, the portfolio managers actively adjust portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The portfolio managers use a systematic approach to evaluate the attractiveness of the investments in the portfolio relative to the expected returns of Treasury bills. The approach focuses on three concepts: valuation, the economic environment, and historic price movements. When the balance of these concepts is positive, the portfolio managers will increase exposure to an investment by purchasing more relative to the strategic allocation. In a like manner, the portfolio managers will reduce exposure to an investment relative to the strategic allocation when the balance of these concepts is negative.
The Portfolio’s equity exposure normally will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. The Portfolio’s fixed income exposure normally will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by Invesco, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturities. The Portfolio’s commodity exposure will be achieved through investments in commodity futures and swaps, commodity related ETFs, ETNs and commodity-linked notes, some or all of which will be owned by the Subsidiary.
ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy.
Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Invesco strategically targets a long-term, annualized volatility of 8%, but can adjust short-term targets between 6% and 10% through the tactical allocation process. While Invesco attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility or remain within its target volatility range. The actual or realized volatility level for longer or shorter periods may be materially higher or lower than the annualized target level depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. The Portfolio’s investment strategy seeks to provide total return with low to moderate correlation to traditional market indices, notwithstanding the expected short and intermediate term volatility in the net asset value of the Portfolio.
The Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage.
Invesco Balanced-Risk Allocation Portfolio
5

For example, if Invesco gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to the Portfolio will be magnified; however, if the leveraged instrument decreases in value, the loss to the Portfolio will be magnified.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the
Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio will primarily invest in derivatives, such as futures contracts and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the
Invesco Balanced-Risk Allocation Portfolio
6

anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Commodities Risk.  Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares
Invesco Balanced-Risk Allocation Portfolio
7

of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Short Sale and Short Position Risk.  The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and
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could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	10.48%
Lowest Quarter	Q1 2020	-11.87%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	13.14%	3.77%	5.80%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
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Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Invesco Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  John Burrello, CFA, Portfolio Manager, Chris Devine, CFA, Portfolio Manager, Scott Hixon, CFA, Portfolio Manager and Head of Investment Research, and Scott Wolle, CFA, Portfolio Manager and Chief Investment Officer, all with the Subadviser, have managed the Portfolio since its inception in 2012, with the exception of Mr. Burrello, who has managed the Portfolio since 2022. Effective on or about June 30, 2026, it is expected that Mr. Wolle will no longer serve as portfolio manager of the Portfolio.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss
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favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the
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potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates,
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variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to
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induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or
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futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political,
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social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a
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security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will generally be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
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Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It
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is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.64% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Fee Waiver Arrangement
Invesco has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which Invesco or any of its affiliates serves as investment adviser. BIA will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such
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circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.34% of the Portfolio’s average daily net assets.
Invesco Advisers, Inc.,  1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.
The following Invesco individuals are responsible for the day-to-day management of the Portfolio:
John Burrello, CFA, is a Portfolio Manager with Invesco. Mr. Burrello has managed the Portfolio since 2022 and has been associated with Invesco and/or its affiliates since 2012. He has been affiliated with the Invesco Global Asset Allocation team since 2016.
Chris Devine, CFA, is a Portfolio Manager with Invesco. Mr. Devine has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1998. He has been affiliated with the Invesco Global Asset Allocation team since 2003.
Scott Hixon, CFA, is a Portfolio Manager and Head of Investment Research of Invesco. Mr. Hixon has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1994. He has been affiliated with the Invesco Global Asset Allocation team since 1997.
Scott Wolle, CFA, is a Portfolio Manager with Invesco and Chief Investment Officer of Invesco Global Asset Allocation. Mr. Wolle has managed the Portfolio since its inception in 2012 and has been associated with Invesco and/or its affiliates since 1999. He has been affiliated with the Invesco Global Asset Allocation team since 2000. Effective on or about June 30, 2026, it is expected that Mr. Wolle will no longer serve as portfolio manager of the Portfolio.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the
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Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could
Invesco Balanced-Risk Allocation Portfolio
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potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
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If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Invesco Balanced-Risk Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.29	$8.09	$7.86	$10.23	$9.91
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.36	0.34	0.06	(0.08)
Net realized and unrealized gain (loss)	0.75	(0.04)(b)	0.16	(1.28)	1.03
Total income (loss) from investment operations	1.04	0.32	0.50	(1.22)	0.95
Less Distributions
Distributions from net investment income	(0.51)	(0.12)	(0.27)	(0.59)	(0.32)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.56)	(0.31)
Total distributions	(0.51)	(0.12)	(0.27)	(1.15)	(0.63)
Net Asset Value, End of Period	$8.82	$8.29	$8.09	$7.86	$10.23
Total Return (%) (c)	13.14	4.00	6.44	(12.41)	9.69
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.94	0.94	0.92	0.92
Net ratio of expenses to average net assets (%) (d)(e)	0.95	0.93	0.92	0.90	0.90
Ratio of net investment income (loss) to average net assets (%)	3.40	4.37	4.22	0.62	(0.80)
Portfolio turnover rate (%)	8	80	23	132	57
Net assets, end of period (in millions)	$712.7	$732.8	$1,119.2	$1,181.8	$1,398.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Net realized and unrealized gain (loss) does not directly correlate to the amounts reported in the Consolidated Statement of Operations included in the Portfolio’s annual financial statements for the period ended December 31, 2025, due to the timing of shareholder activity in the Portfolio.

(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(e)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36987

BRIGHTHOUSE FUNDS
TRUST I
Invesco Comstock Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Invesco Comstock Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Capital growth and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.60%	0.85%
Fee Waiver[1]	(0.04%)	(0.04%)
Net Operating Expenses	0.56%	0.81%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$57	$188	$331	$746
Class B	$83	$267	$467	$1,045
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment.
In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for capital growth and income. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that are believed by Invesco to possess the potential for capital growth and income. Invesco generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. Invesco will consider selling a security if it meets one or more of the following criteria: (1) the target price of the investment has been realized and Invesco no longer considers the company undervalued, (2) a better value opportunity is identified, or (3) research shows that the company is experiencing deteriorating fundamentals beyond Invesco’s tolerable level and the trend is likely to be a long-term issue.
3

The Portfolio may invest in securities of issuers of any market capitalization; however, under normal market conditions, it is currently expected that the Portfolio will invest a substantial percentage of its assets in large-capitalization issuers.
The Portfolio considers an issuer to be a large capitalization issuer if it has a market capitalization, at the time of purchase, within the range of companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.
The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (including issuers in emerging market countries, i.e., those that are generally in the early stages of their industrial cycle) and depositary receipts.
The Portfolio may also invest up to 10% of its net assets in real estate investment trusts (“REITs”).
The Portfolio can invest in derivative instruments including forward foreign currency contracts and futures contracts. The Portfolio can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Portfolio can use futures contracts, including index futures, for cash management purposes.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
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Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio  may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	22.29%
Lowest Quarter	Q1 2020	-31.88%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	17.54%	15.43%	12.11%
Class B	17.31%	15.15%	11.83%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)	15.91%	11.33%	10.53%
Management
Adviser.   Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Invesco Advisers, Inc. is the subadviser to the Portfolio.
Portfolio Managers.  Kevin Holt, CFA, Co-lead Manager, Devin Armstrong, CFA, Co-lead Manager, James Warwick, Portfolio Manager, and Umang Khetan, CFA, Portfolio Manager, have managed the Portfolio since 2005, 2007, 2007, and 2025, respectively.
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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally be more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds,
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any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential
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information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.650% of the first $500 million of such assets plus 0.600% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.54% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.600% of the first $250 million of the Portfolio’s average daily net assets, 0.625% of the next $250 million, 0.550% of the next $500 million, 0.500% of the next $1 billion, and 0.475% of amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a
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replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.28% of the Portfolio’s average daily net assets.
Invesco Advisers, Inc.,  1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.
The Portfolio is currently managed by Invesco’s Large Cap Value team. The team is made up of established investment professionals. Current members of the team include Kevin Holt, Devin Armstrong, James Warwick, and Umang Khetan
Mr. Holt, CFA, Co-lead Manager, has been associated with Invesco and/or its affiliates since 2010.
Mr. Armstrong, CFA, Co-lead Manager, has been associated with Invesco and/or its affiliates since 2010. As co-lead managers of the Portfolio, Mr. Holt and Mr. Armstrong are responsible for the execution of the overall strategy of the Portfolio.
Mr. Warwick, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010.
Mr. Khetan, CFA, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2012.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the
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Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales
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or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
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Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before
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the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any
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factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Invesco Comstock Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.11	$12.74	$14.09	$16.79	$12.84
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.24	0.25	0.28	0.26
Net realized and unrealized gain (loss)	1.84	1.58	1.23	(0.30)	4.02
Total income (loss) from investment operations	2.07	1.82	1.48	(0.02)	4.28
Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.32)	(0.35)	(0.33)
Distributions from net realized capital gains	(1.68)	(1.20)	(2.51)	(2.33)	0.00
Total distributions	(1.97)	(1.45)	(2.83)	(2.68)	(0.33)
Net Asset Value, End of Period	$13.21	$13.11	$12.74	$14.09	$16.79
Total Return (%) (b)	17.54	15.06	12.52	0.88	33.47
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.56	0.56	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	1.80	1.83	1.93	1.87	1.71
Portfolio turnover rate (%)	19	20	18	20	15
Net assets, end of period (in millions)	$1,023.4	$1,035.0	$1,047.2	$1,032.1	$1,384.6

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.98	$12.63	$13.99	$16.68	$12.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.21	0.21	0.25	0.22
Net realized and unrealized gain (loss)	1.83	1.56	1.22	(0.30)	4.00
Total income (loss) from investment operations	2.03	1.77	1.43	(0.05)	4.22
Less Distributions
Distributions from net investment income	(0.26)	(0.22)	(0.28)	(0.31)	(0.30)
Distributions from net realized capital gains	(1.68)	(1.20)	(2.51)	(2.33)	0.00
Total distributions	(1.94)	(1.42)	(2.79)	(2.64)	(0.30)
Net Asset Value, End of Period	$13.07	$12.98	$12.63	$13.99	$16.68
Total Return (%) (b)	17.31	14.73	12.21	0.64	33.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.81	0.81	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	1.55	1.58	1.68	1.64	1.47
Portfolio turnover rate (%)	19	20	18	20	15
Net assets, end of period (in millions)	$862.2	$845.8	$859.2	$862.0	$1,017.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36988

BRIGHTHOUSE FUNDS
TRUST I
Invesco Global Equity Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Invesco Global Equity Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.86%
Fee Waiver[1]	(0.13%)	(0.13%)	(0.13%)
Net Operating Expenses	0.58%	0.83%	0.73%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$59	$214	$382	$870
Class B	$85	$293	$518	$1,166
Class E	$75	$261	$464	$1,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests under normal circumstances at least 80% of the Portfolio’s net assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks. The Portfolio may invest without limit in foreign securities and may invest in any country, including countries with emerging markets. The Portfolio does not limit its investments to companies in a particular capitalization range, but generally focuses its investments in mid- and large-cap companies.
The Portfolio is not required to allocate its investments in any set percentages in any particular countries or geographic regions. However, the Portfolio generally emphasizes its investments in the United States, Europe, and Asia. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries. The Portfolio may purchase American Depositary Shares (ADS) as part of American Depositary Receipt (ADR) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange.
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Stock Selection
Invesco primarily looks for quality companies, regardless of domicile, that have sustainable growth. Invesco’s investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. Invesco seeks to identify secular changes in the world and looks for pockets of durable change that it believes will drive global growth for the next decade.
These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. Invesco does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, Invesco employs fundamental company analysis to select investments for the Portfolio’s investment portfolio. The economic characteristics Invesco seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that Invesco believes will enable the company to fund its own growth. These criteria may vary. Invesco also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.
Invesco has a long-term investment horizon of typically three to five years. Invesco also has a contrarian buy discipline; it buys high quality companies that fit its investment criteria when Invesco believes their valuations underestimate their long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. Invesco monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory,
Invesco Global Equity Portfolio
4

inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective May 24, 2019, Invesco Ltd. acquired OppenheimerFunds, Inc., the former subadviser to the Portfolio (the “Acquisition”). In connection with the Acquisition, Invesco became the subadviser to the Portfolio. There were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the Acquisition.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	25.50%
Lowest Quarter	Q1 2020	-21.74%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	15.88%	7.56%	11.28%
Class B	15.60%	7.30%	11.00%
Class E	15.71%	7.40%	11.12%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
MSCI All Country World Growth Index (reflects no deduction for mutual fund fees or expenses)	22.44%	11.12%	13.99%
Management
Adviser.
Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.   Invesco Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Manager.
John Delano, CFA, Portfolio Manager, is the portfolio manager of the Portfolio. Mr. Delano was co-manager of the Portfolio from 2017 to 2019 and has been portfolio manager of the Portfolio since 2019.
Invesco Global Equity Portfolio
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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you.
Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Invesco Global Equity Portfolio
7

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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8

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the
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form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical
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data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
The MSCI ACWI (All Country World Index) Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $100 million of such assets plus 0.680% of such assets over $100 million up to $250 million plus 0.670% of such assets over $250 million up to $500 million plus 0.660% of such assets over $500 million up to $750 million plus 0.650% of such assets over $750 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.53% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the management fee for each class of the Portfolio to the annual rate of 0.590% of the first $100 million of the Portfolio’s average daily net assets, 0.540% of the next $200 million of such assets, 0.510% of the next $50 million of such assets, 0.530% of the next $250 million of such assets, and 0.520% of such assets over $600 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
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Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.24% of the Portfolio’s average daily net assets.
Invesco Advisers, Inc.,  1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.
John Delano, CFA, was co-manager of the Portfolio from 2017 to 2019 and has been portfolio manager of the Portfolio since 2019. Mr. Delano has been Portfolio Manager of Invesco since 2019 and was Senior Portfolio Manager of OppenheimerFunds, the former subadviser to the Portfolio, from 2017 to 2019. He was a Vice President and Director of Equity Research, Global Team, of OppenheimerFunds from 2010 to 2019. From 2007 to 2010, he served as Director of Equity Research, Growth Team, of OppenheimerFunds.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
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Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of
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additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit
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payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
Invesco Global Equity Portfolio
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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Invesco Global Equity Portfolio
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Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end
Invesco Global Equity Portfolio
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management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Invesco Global Equity Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.47	$23.94	$18.84	$32.65	$29.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.07	0.07	0.09	(0.00)(b)
Net realized and unrealized gain (loss)	3.61	3.83	6.39	(10.41)	4.57
Total income (loss) from investment operations	3.67	3.90	6.46	(10.32)	4.57
Less Distributions
Distributions from net investment income	(0.04)	(0.07)	(0.08)	0.00	(0.04)
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.09)	(2.37)	(1.36)	(3.49)	(1.34)
Net Asset Value, End of Period	$25.05	$25.47	$23.94	$18.84	$32.65
Total Return (%) (c)	15.88	16.42	34.99	(31.70)	15.76
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.71	0.70
Net ratio of expenses to average net assets (%) (d)(e)	0.57	0.57	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.24	0.28	0.33	0.38	(0.00)(f)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$820.1	$808.2	$828.6	$730.5	$1,079.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.11	$23.63	$18.62	$32.39	$29.23
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00)(b)	0.01	0.02	0.03	(0.08)
Net realized and unrealized gain (loss)	3.55	3.78	6.30	(10.31)	4.54
Total income (loss) from investment operations	3.55	3.79	6.32	(10.28)	4.46
Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.03)	0.00	0.00
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.05)	(2.31)	(1.31)	(3.49)	(1.30)
Net Asset Value, End of Period	$24.61	$25.11	$23.63	$18.62	$32.39
Total Return (%) (c)	15.60	16.15	34.58	(31.84)	15.47
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.95
Net ratio of expenses to average net assets (%) (d)(e)	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.01)	0.03	0.08	0.14	(0.25)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$293.9	$298.1	$296.9	$256.4	$388.5
Please see following page for Financial Highlights footnote legend.
Invesco Global Equity Portfolio
23

Invesco Global Equity Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.26	$23.76	$18.71	$32.50	$29.29
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.03	0.04	0.05	(0.05)
Net realized and unrealized gain (loss)	3.58	3.81	6.33	(10.35)	4.56
Total income (loss) from investment operations	3.60	3.84	6.37	(10.30)	4.51
Less Distributions
Distributions from net investment income	0.00	(0.04)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.05)	(2.34)	(1.32)	(3.49)	(1.30)
Net Asset Value, End of Period	$24.81	$25.26	$23.76	$18.71	$32.50
Total Return (%) (c)	15.71	16.26	34.73	(31.79)	15.61
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.86	0.86	0.85
Net ratio of expenses to average net assets (%) (d)(e)	0.72	0.72	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	0.09	0.13	0.18	0.23	(0.15)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$12.7	$13.3	$13.3	$12.5	$22.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36989

BRIGHTHOUSE FUNDS
TRUST I
Invesco Small Cap Growth Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Invesco Small Cap Growth Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.90%	1.15%	1.05%
Fee Waiver[1]	(0.16%)	(0.16%)	(0.16%)
Net Operating Expenses	0.74%	0.99%	0.89%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$76	$271	$483	$1,093
Class B	$101	$349	$618	$1,383
Class E	$91	$318	$564	$1,268
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Investment Strategies
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in equity securities. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the market capitalization of the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.
The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges. The Portfolio may invest in real estate investment trusts. The Portfolio may also invest up to 25% of its total assets in foreign securities, including both developing and developed markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments. The Portfolio may, from time to time, emphasize one or more sectors.
The Portfolio invests primarily in securities that are considered by the Portfolio’s portfolio managers to have potential for earnings or revenue growth. In selecting
3

investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Portfolio with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.
■
Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.
■
Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
■
Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.
The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Invesco Small Cap Growth Portfolio
4

Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	34.21%
Lowest Quarter	Q2 2022	-22.02%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	6.17%	-0.66%	9.27%
Class B	5.83%	-0.91%	9.00%
Class E	5.93%	-0.81%	9.11%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 2000 Growth Index (reflects no deduction for mutual fund fees or expenses)	13.01%	3.18%	9.57%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Invesco Advisers, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Juan Hartsfield, CFA, (Lead Manager), Portfolio Manager, Clay Manley, CFA, Portfolio Manager, and Justin Sander, CFA, Portfolio Manager, have managed the Portfolio since 2004, 2008 and 2020, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to
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decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real
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estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
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Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
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For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government
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securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.880% of the first $500 million of such assets plus 0.830% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.76% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.730% of the first $200 million of the Portfolio’s average daily net assets, 0.705% of the next $200 million, and 0.680% of such assets over $400 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to Invesco. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.48% of the Portfolio’s average daily net assets.
Invesco Advisers, Inc.,  1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.
The following Invesco individuals are responsible for the day-to-day management of the Portfolio:
Juan Hartsfield, CFA, (Lead Manager), Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco and/or its affiliates since 2004.
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Clay Manley, CFA, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco and/or its affiliates since 2001.
Justin Sander, CFA, Portfolio Manager, has been responsible for the Portfolio since 2020 and has been with Invesco and/or its affiliates since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax
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advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio
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securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Invesco Small Cap Growth Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.56	$8.20	$7.30	$17.05	$19.33
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.03)	(0.02)	(0.01)	(0.08)
Net realized and unrealized gain (loss)	0.62	1.39	0.92	(6.10)	1.37
Total income (loss) from investment operations	0.59	1.36	0.90	(6.11)	1.29
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$10.15	$9.56	$8.20	$7.30	$17.05
Total Return (%) (c)	6.17	16.59	12.33	(35.04)	7.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.81	0.81	0.80	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.37)	(0.33)	(0.21)	(0.11)	(0.44)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$404.2	$420.3	$504.5	$482.4	$655.2

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.55	$6.49	$5.79	$14.76	$17.22
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.04)	(0.03)	(0.03)	(0.11)
Net realized and unrealized gain (loss)	0.49	1.10	0.73	(5.30)	1.22
Total income (loss) from investment operations	0.44	1.06	0.70	(5.33)	1.11
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$7.99	$7.55	$6.49	$5.79	$14.76
Total Return (%) (c)	5.83	16.33	12.09 (f)	(35.26)(f)	6.93
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.15	1.15	1.14	1.14	1.13
Net ratio of expenses to average net assets (%) (d)(e)	1.05	1.06	1.06	1.05	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.62)	(0.57)	(0.46)	(0.36)	(0.68)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$399.9	$424.6	$428.8	$394.4	$574.9
Please see following page for Financial Highlights footnote legend.
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Invesco Small Cap Growth Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.60	$7.39	$6.59	$15.97	$18.34
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.04)	(0.02)	(0.02)	(0.10)
Net realized and unrealized gain (loss)	0.55	1.25	0.82	(5.72)	1.30
Total income (loss) from investment operations	0.51	1.21	0.80	(5.74)	1.20
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$9.11	$8.60	$7.39	$6.59	$15.97
Total Return (%) (c)	5.93	16.37	12.14	(35.11)	7.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.95	0.96	0.96	0.95	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.47)	(0.36)	(0.27)	(0.58)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$12.1	$13.7	$13.5	$13.0	$22.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(e)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Invesco Small Cap Growth Portfolio
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36990

BRIGHTHOUSE FUNDS
TRUST I
JPMorgan Core Bond Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

JPMorgan Core Bond Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximize total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.59%	0.84%
Fee Waiver[1]	(0.14%)	(0.14%)
Net Operating Expenses	0.45%	0.70%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$46	$175	$315	$725
Class B	$72	$254	$452	$1,024
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), subadviser to the Portfolio, invests in a portfolio of investment grade intermediate- and long-term debt securities, principally corporate bonds, U.S. treasury obligations, including Treasury Inflation Protected Securities (“TIPS”), and other U.S. Government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Portfolio may also invest in mortgage dollar rolls and securities issued pursuant to Rule 144A under the Securities Act of 1933.
The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds. The bonds in which the Portfolio invests generally will have intermediate to long maturities. The Portfolio’s average weighted maturity will ordinarily range between four and twelve years. The Portfolio may shorten or lengthen its average weighted maturity if deemed appropriate by JPMIM for temporary defensive purposes. Because of the Portfolio’s holdings in asset-backed, mortgage-backed and similar securities, the Portfolio’s average weighted maturity is equivalent to the average weighted maturity of the cash
3

flows in the securities held by the Portfolio given certain prepayment assumptions (also known as weighted average life).
The securities in which the Portfolio invests will be rated investment grade (or the unrated equivalent as determined by JPMIM) at the time of purchase. In addition, all of the Portfolio’s securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of the Portfolio’s assets in mortgage-related and mortgage-backed securities. The Portfolio expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
JPMIM buys and sells securities and investments for the Portfolio based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
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Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of its prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities.
When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
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Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	6.46%
Lowest Quarter	Q1 2022	-5.49%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	7.22%	0.07%	2.28%
Class B	6.95%	-0.19%	2.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Management
Adviser.
Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.
J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.
Richard D. Figuly, Managing Director of JPMIM, Justin Rucker, CFA, Managing Director of JPMIM, Andrew Melchiorre, CFA, Managing Director of JPMIM, and Edward Fitzpatrick III, CFA, Managing Director of JPMIM, have managed the Portfolio since 2016, 2019, 2023, and 2023, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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8

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it
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bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
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Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and
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participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the
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same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the
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form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical
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data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.550% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.41% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.410% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the
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Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.11% of the Portfolio’s average daily net assets.
J.P. Morgan Investment Management Inc.,  383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. As of December 31, 2025, JPMIM and its affiliates managed approximately $4.1 trillion in assets. A team of investment professionals led by Richard D. Figuly, Managing Director and Lead Portfolio Manager, and Justin Rucker, Managing Director, manage the Portfolio.
Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (“GFICC”) and head of GFICC’s Core Bond team with responsibility for managing institutional taxable bond portfolios. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and has led the team responsible for managing the Portfolio since 2019.
Mr. Rucker, Managing Director and CFA charterholder, is a member of GFICC and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. Mr. Rucker has been an employee of JPMIM since 2006.
Mr. Melchiorre, Managing Director and CFA charterholder, is a member of GFICC, responsible for managing Core Bond institutional taxable bond portfolios and fund vehicles. Mr. Melchiorre has been an employee of JPMIM since 2012.
Mr. Fitzpatrick, Managing Director and CFA charterholder, is the head of GFICC’s U.S. Rates Team, responsible for managing government bond portfolios for institutional clients, as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Mr. Fitzpatrick has been an employee of JPMIM since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution
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and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
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significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
JPMorgan Core Bond Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.96	$9.07	$8.83	$10.39	$10.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.33	0.28	0.24	0.21
Net realized and unrealized gain (loss)	0.28	(0.13)	0.24	(1.54)	(0.33)
Total income (loss) from investment operations	0.63	0.20	0.52	(1.30)	(0.12)
Less Distributions
Distributions from net investment income	(0.39)	(0.31)	(0.28)	(0.26)	(0.27)
Total distributions	(0.39)	(0.31)	(0.28)	(0.26)	(0.27)
Net Asset Value, End of Period	$9.20	$8.96	$9.07	$8.83	$10.39
Total Return (%) (b)	7.22	2.28	5.99	(12.58)	(1.24)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.45	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	3.83	3.65	3.20	2.55	2.01
Portfolio turnover rate (%)	33	24 (d)	18 (d)	55 (d)	53 (d)
Net assets, end of period (in millions)	$748.9	$760.1	$873.1	$900.4	$1,081.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.94	$9.05	$8.81	$10.37	$10.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.31	0.26	0.21	0.18
Net realized and unrealized gain (loss)	0.29	(0.13)	0.24	(1.54)	(0.33)
Total income (loss) from investment operations	0.61	0.18	0.50	(1.33)	(0.15)
Less Distributions
Distributions from net investment income	(0.37)	(0.29)	(0.26)	(0.23)	(0.24)
Total distributions	(0.37)	(0.29)	(0.26)	(0.23)	(0.24)
Net Asset Value, End of Period	$9.18	$8.94	$9.05	$8.81	$10.37
Total Return (%) (b)	6.95	2.05	5.71	(12.87)	(1.46)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	3.58	3.40	2.96	2.29	1.76
Portfolio turnover rate (%)	33	24 (d)	18 (d)	55 (d)	53 (d)
Net assets, end of period (in millions)	$465.2	$472.7	$457.1	$417.4	$530.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 22%, 17%, 33% and 27% for the years ended December 31, 2024, 2023, 2022 and 2021, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36991

BRIGHTHOUSE FUNDS
TRUST I
JPMorgan Global Active Allocation Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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JPMorgan Global Active Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.73%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.04%
Fee Waiver[1]	(0.06%)
Net Operating Expenses	0.98%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$100	$325	$568	$1,266
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio’s subadviser, J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), uses a flexible asset allocation approach to construct a globally diversified growth portfolio that incorporates investment insights with a disciplined control of risk. JPMIM establishes the strategic and tactical allocation for the Portfolio. JPMIM determines the tactical allocation through adjustments to the Portfolio’s strategies and sector and region allocations. JPMIM develops its investment insights through the combination of top-down macro views, together with the bottom-up insights from JPMIM’s global investment professionals.
In managing the investments for the Portfolio, JPMIM employs a continuous multi-step process that involves: (1) making longer term asset allocation decisions based on JPMIM’s assessment of the strategic (10 to 15 years) market outlook; (2) monitoring and adjusting Portfolio exposures and weightings in response to prevailing market conditions and changes in JPMIM’s shorter term market outlook; and (3) making systematic adjustments to the Portfolio exposures and weightings, based on JPMIM’s assessment of future market conditions as indicated by momentum signals, in an effort to reduce overall Portfolio volatility and mitigate the effects of adverse market environments.
The Portfolio is expected to have a normal strategic allocation of 60% in global equities and 40% in investment grade fixed income securities denominated in U.S. dollars. The Portfolio’s actual strategic allocation is subject to change based on market conditions, trends, and JPMIM’s outlook for a broad range of asset classes.
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The Portfolio may invest up to 80% of its total assets in any combination of the following asset classes: U.S. equity, foreign equity, commodities, emerging market debt, emerging market equity, high yield debt (commonly known as “junk bonds”), real estate securities and Treasury Inflation-Protected Securities (“TIPS”). JPMIM expects to maintain sufficient cash to serve as collateral for the derivative investments the Portfolio holds. At all times the Portfolio will hold a minimum of 20% of its total assets in highly liquid asset classes such as investment grade fixed income securities and cash. The Portfolio may invest up to 10% of its total assets in emerging markets equities. In addition, the Portfolio may also invest up to 10% of its total assets in any combination of opportunistic asset classes, such as commodities, high yield debt, emerging market debt, real estate securities, and TIPS. The Portfolio may invest up to 15% of its total assets in the combination of the following asset classes: emerging market equities, commodities, high yield debt, emerging market debt, real estate securities, and TIPS. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
In order to gain exposure to the asset classes set forth above, the Portfolio may invest directly in individual securities and exchange-traded funds (“ETFs”). The Portfolio may also invest in exchange-traded notes (“ETNs”) and derivative instruments, either by investing directly in such instruments, or indirectly by investing through its wholly-owned subsidiary as discussed below, in order to obtain, or reduce, exposure to one or more asset classes set forth above. The Portfolio’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, and master limited partnerships (“MLPs”), which are limited partnerships that are publicly traded. The Portfolio’s fixed income investments may include convertible securities, U.S. Government securities (including agencies and instrumentalities), domestic and foreign corporate bonds, high yield securities (including distressed securities), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed securities, asset-backed securities, floating rate securities, inflation-indexed bonds (whose value of the principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure), inflation-linked securities such as TIPS and ETFs that are structured to provide protection against inflation, as well as time deposits and other money market instruments. The Portfolio’s commodity investments may include other investment companies, commodity-linked derivatives,
ETNs and total return swaps through which the Portfolio can participate in the performance of one or more instruments.
Active Asset Allocation. JPMIM adjusts the Portfolio’s exposure among the various asset classes based on JPMIM’s shorter term market outlook for a broad range of asset classes. The shorter term components of JPMIM’s active asset allocation management employ quantitative models and qualitative inputs. JPMIM’s quantitative models serve as a starting point in the investment process and allow the portfolio managers to simultaneously consider a broad number of informational and behavioral mispricings across and within asset classes. As a second step in the investment process, the global strategy team determines on a qualitative basis if certain markets exhibit characteristics that merit a deviation from the quantitative models. For example, if political, economic or technical events have led to dislocations that can be exploited.
Systematic Exposure Management. JPMIM may adjust the Portfolio’s exposure to equity, fixed income and real assets based on momentum and/or the level of the expected portfolio volatility signals, which is monitored by a proprietary JPMIM systematic model. The model is intended to dynamically adjust asset class exposures under different market conditions and may increase or decrease the level of equity exposure over time. The model seeks to manage overall portfolio volatility, mitigate the effects of extreme market environments, and improve the portfolio’s absolute and risk-adjusted returns, but may not work as intended. While JPMIM attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will be successful in reducing volatility or mitigating the effects of extreme market conditions.
Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. Momentum is the tendency of investments to exhibit persistence in their performance. JPMIM uses momentum signals to identify both adverse and favorable market environments.
JPMIM believes negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre-set threshold determined by a proprietary JPMIM momentum-based model, JPMIM may reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the negative momentum.
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Conversely, when momentum is positive, the model will suggest increasing exposure to an asset class to participate in up markets.
In order to reduce its exposure to a particular asset class JPMIM will primarily use derivatives to adjust exposures but may also sell physical securities. The Portfolio’s exposure to a particular asset class may be reduced to 0% if the indicator becomes sufficiently negative for that asset class. The Portfolio’s exposure to an asset class may be dynamically adjusted based on the model’s assessment of current market conditions.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. JPMIM expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. JPMIM anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
In implementing its investment strategies, the Portfolio may use derivatives for a variety of purposes. In addition to using Interest Rate Derivatives in the manner described above, the Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage Portfolio characteristics. Specifically, the Portfolio may use futures contracts to manage and hedge interest rate risk, establish cross country relative value positions between different interest rate markets, as well as to lengthen or shorten the duration of a portion of the Portfolio. The Portfolio may also utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Portfolio does not utilize other investment companies to gain exposure to commodities, it may utilize derivatives to gain exposure to commodities. For more information about these derivative instruments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. JPMIM also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, ETNs and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies
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by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
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Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Commodities Risk.  Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically
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associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Convertible Securities Risk.  Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
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TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	10.87%
Lowest Quarter	Q2 2022	-10.34%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	13.92%	3.68%	5.77%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
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Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.  The Portfolio is managed by JPMorgan’s Multi-Asset Solutions (“MAS”). The MAS team includes Michael Feser, CFA, Managing Director; Grace Koo, Ph.D., Managing Director; Jonathan Cummings, CFA, Managing Director; and Matthew Cummings, CFA, Executive Director. Each of Mr. Feser, Ms. Koo, and Mr. Jonathan Cummings has managed the Portfolio since its inception in 2012. Mr. Matthew Cummings has managed the Portfolio since 2016.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss
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favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the
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potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than
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anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
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The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of
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comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form
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of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such
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limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process
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for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman
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Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
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Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is
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greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them
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promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
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Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified
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or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% on the first $250 million of such assets, plus 0.750% of such assets over $250 million up to $500 million, plus 0.720% of such assets over $500 million up to $750 million, plus 0.700%
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of such assets over $750 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee to the annual rate of 0.675% of the first $1 billion of the Portfolio’s average daily net assets, 0.650% of such assets over $1 billion up to $3 billion, 0.625% of such assets over $3 billion up to $5 billion, and 0.600% of such assets over $5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.37% of the Portfolio’s average daily net assets.
J.P. Morgan Investment Management Inc.,  383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. As of December 31, 2025, JPMIM and its affiliates managed approximately $4.1 trillion in assets.
The Portfolio is managed by JPMIM’s Multi-Asset Solutions (“MAS”). The members of the MAS team responsible for management and oversight of the Portfolio are Michael Feser, CFA, Managing Director; Grace Koo, Ph.D., Managing Director; Jonathan Cummings, CFA, Managing Director; and Matthew Cummings, CFA, Executive Director. In their capacities as members of the portfolio management team, Mr. Feser, Ms. Koo, Mr. Jonathan Cummings and Mr. Matthew Cummings and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for the Portfolio.
Mr. Feser, CFA, Managing Director, has been an employee of JPMIM since 1994. He has portfolio management duties for MAS. Mr. Feser is based in New York.
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Ms. Koo, Ph.D., Managing Director, has been an employee of JPMIM since 2007 and a member of MAS since 2011.
Mr. Jonathan Cummings, CFA, Managing Director, has been an employee of JPMIM since 2005 and a member of MAS since 2007.
Mr. Matthew Cummings, CFA, Executive Director, has been an employee of JPMIM since 2008 and a member of MAS since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to
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accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing
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price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
JPMorgan Global Active Allocation Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.64	$10.19	$9.40	$13.51	$13.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.22	0.16	0.11	0.11
Net realized and unrealized gain (loss)	1.25	0.33	0.80	(2.46)	1.12
Total income (loss) from investment operations	1.46	0.55	0.96	(2.35)	1.23
Less Distributions
Distributions from net investment income	(0.27)	(0.10)	(0.17)	(0.29)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.47)	(0.72)
Total distributions	(0.27)	(0.10)	(0.17)	(1.76)	(0.79)
Net Asset Value, End of Period	$11.83	$10.64	$10.19	$9.40	$13.51
Total Return (%) (b)	13.92	5.29	10.28 (c)(d)	(17.54)	9.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.04	1.04	1.03	1.02
Net ratio of expenses to average net assets (%) (e)	0.97	0.97	0.97	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	1.89	2.11	1.64	1.05	0.79
Portfolio turnover rate (%)	64	69 (f)	48 (f)	58 (f)	61 (f)
Net assets, end of period (in millions)	$1,423.9	$1,343.3	$1,464.4	$1,501.5	$2,046.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	During 2023, 0.54% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 9.74%.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 69%, 48%, 53% and 60% for years ended December 31, 2024, 2023, 2022 and 2021, respectively.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36992

BRIGHTHOUSE FUNDS
TRUST I
JPMorgan Small Cap Value Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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JPMorgan Small Cap Value Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term capital growth.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Fee Waiver[1]	(0.10%)	(0.10%)
Net Operating Expenses	0.79%	1.04%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$81	$274	$483	$1,087
Class B	$106	$352	$618	$1,377
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
J.P. Morgan Investment Management Inc. (“JPMIM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in equity securities of small cap companies. The Portfolio defines small cap companies as companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of December 31, 2025, the highest capitalization of a company included in the Russell 2000 Value Index was $17.0 billion. The market capitalization limits will vary with market fluctuations. In reviewing investment opportunities for the Portfolio, JPMIM uses a value-oriented approach. The Portfolio’s equity investments are primarily common stocks. The Portfolio may also invest in real estate investment trusts.
To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process
In managing the Portfolio, JPMIM employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into the portfolio. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is
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no longer a small cap company. The Portfolio may continue to hold a security if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Portfolio.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Derivatives Risk.  The Portfolio may invest in derivatives, including futures contracts, to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or
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incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	33.68%
Lowest Quarter	Q1 2020	-34.65%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	12.48%	9.93%	9.09%
Class B	12.14%	9.65%	8.81%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 2000 Value Index (reflects no deduction for mutual fund fees or expenses)	12.59%	8.88%	9.27%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  J.P. Morgan Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.  Phillip D. Hart, CFA, Managing Director of JPMIM, has managed the Portfolio since 2013. Wonseok Choi, PhD, Managing Director of JPMIM, and Akash Gupta, CFA, Executive Director of JPMIM, have both managed the Portfolio since 2019. Robert A. Ippolito, CFA, Executive Director of JPMIM, has managed the Portfolio since 2023.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering
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other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds,
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any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to
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potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment
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opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
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Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio.
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BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.725% of the first $50 million of the Portfolio’s average daily net assets and 0.675% of such assets over $50 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.42% of the Portfolio’s average daily net assets.
J.P. Morgan Investment Management Inc.,  383 Madison Avenue, New York, New York 10179, is the Subadviser to the Portfolio. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2025, JPMIM and its affiliates managed approximately $4.1 trillion in assets.
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The Portfolio’s portfolio managers are Phillip D. Hart, CFA, Wonseok Choi, PhD, Akash Gupta, CFA, and Robert A. Ippolito, CFA.
Mr. Hart, managing director of JPMIM, is the head of the U.S. Structured Equity Small and Mid Cap Group. He has been employed by the firm since 2003. Mr. Hart is a CFA charterholder.
Mr. Gupta, executive director of JPMIM, is an analyst in the U.S. Structured Equity Small and Mid Cap Group and has been a member of the team since 2008. Mr. Gupta is a CFA charterholder.
Mr. Choi, managing director of JPMIM, is the head of quantitative research for the U.S. Structured Equity Group. He has been employed by the firm since 2006.
Mr. Ippolito, executive director of JPMIM, is a portfolio manager and analyst in the U.S. Structured Equity Small and Mid Cap Group and has been a member of the team since 2009. Mr. Ippolito is a CFA charterholder.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to
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Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
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You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
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In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the
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utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
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Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.11	$11.29	$11.05	$20.02	$15.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.13	0.14	0.18	0.14
Net realized and unrealized gain (loss)	1.14	0.90	1.20	(2.95)	5.00
Total income (loss) from investment operations	1.26	1.03	1.34	(2.77)	5.14
Less Distributions
Distributions from net investment income	(0.14)	(0.21)	(0.15)	(0.21)	(0.23)
Distributions from net realized capital gains	(1.25)	0.00	(0.95)	(5.99)	(0.49)
Total distributions	(1.39)	(0.21)	(1.10)	(6.20)	(0.72)
Net Asset Value, End of Period	$11.98	$12.11	$11.29	$11.05	$20.02
Total Return (%) (b)	12.48	9.20	13.21	(13.21)	33.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.87	0.87	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.79	0.77	0.77	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.05	1.07	1.28	1.28	0.76
Portfolio turnover rate (%)	82	66	66	64	63
Net assets, end of period (in millions)	$298.7	$300.7	$367.9	$356.6	$491.6

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.88	$11.07	$10.85	$19.78	$15.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.09	0.11	0.14	0.10
Net realized and unrealized gain (loss)	1.11	0.90	1.18	(2.92)	4.94
Total income (loss) from investment operations	1.20	0.99	1.29	(2.78)	5.04
Less Distributions
Distributions from net investment income	(0.11)	(0.18)	(0.12)	(0.16)	(0.19)
Distributions from net realized capital gains	(1.25)	0.00	(0.95)	(5.99)	(0.49)
Total distributions	(1.36)	(0.18)	(1.07)	(6.15)	(0.68)
Net Asset Value, End of Period	$11.72	$11.88	$11.07	$10.85	$19.78
Total Return (%) (b)	12.14	9.01	12.94	(13.50)	32.74
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.12	1.12	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	1.04	1.02	1.02	1.00	1.00
Ratio of net investment income (loss) to average net assets (%)	0.80	0.82	1.03	1.04	0.52
Portfolio turnover rate (%)	82	66	66	64	63
Net assets, end of period (in millions)	$20.4	$21.4	$24.3	$23.3	$31.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
JPMorgan Small Cap Value Portfolio
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36993

BRIGHTHOUSE FUNDS
TRUST I
Loomis Sayles Global Allocation Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Loomis Sayles Global Allocation Portfolio
PORTFOLIO SUMMARY:
Investment Objective
High total investment return through a combination of capital appreciation and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.81%	1.06%
Fee Waiver[1]	(0.02%)	(0.02%)
Net Operating Expenses	0.79%	1.04%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$81	$257	$448	$1,000
Class B	$106	$335	$583	$1,292
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio’s investments in equities will range between 50% and 70% of the Portfolio’s assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio’s assets. Loomis Sayles allocates the Portfolio’s assets among the following three sectors: (1) global equities, (2) domestic fixed income securities and (3) international fixed income securities.
In deciding how to allocate the Portfolio’s assets among the three sectors, Loomis Sayles attempts to determine the relative attractiveness of each of the three sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations. In deciding which global equity securities to buy and sell, Loomis Sayles generally looks for quality companies that can grow intrinsic value and are priced at an attractive valuation. In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may invest in investment grade securities, although it may also invest
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up to 35% of its assets in below investment-grade securities (commonly called “junk bonds”).
The Portfolio will limit its investments in securities issued in emerging market countries to no more than 50% of its assets.
The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. Loomis Sayles may hedge currency risk for the Portfolio (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.
The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, forward, futures and swap transactions and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, U.S. and foreign government securities, depositary receipts, real estate investment trusts, securities issued pursuant to Rule 144A under the Securities Act of 1933 and convertible securities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected
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4

for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
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Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk.  Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and additional indexes reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	17.12%
Lowest Quarter	Q1 2020	-15.88%
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Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	12.94%	6.52%	9.50%
Class B	12.59%	6.25%	9.22%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
FTSE World Government Bond Index (reflects no deduction for mutual fund fees or expenses)	7.55%	-3.53%	0.54%
MSCI World Index (reflects no deduction for mutual fund fees or expenses)	21.09%	12.15%	12.17%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Loomis, Sayles & Company, L.P., is the subadviser to the Portfolio.
Portfolio Managers.  Matthew J. Eagan, CFA, Co-Portfolio Manager and Director of Loomis Sayles, David W. Rolley, CFA, Co-Portfolio Manager of Loomis Sayles, Eileen N. Riley, CFA, Co-Portfolio Manager of Loomis Sayles, and Lee M. Rosenbaum, Co-Portfolio Manager of Loomis Sayles, have managed the Portfolio since 2021, 2006, 2013, and 2013, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Loomis Sayles Global Allocation Portfolio
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
 Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as
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well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
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Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of
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comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
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Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio
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may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the
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counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
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The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person
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or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information,
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interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Descriptions
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $500 million of such assets plus 0.650% of such assets over $500 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.69% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.680% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of such assets over $250 million up to $500 million, 0.625% of such assets over $500 million up to $1 billion, 0.600% of such assets over $1 billion up to $1.5 billion, and 0.550% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a
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replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.42% of the Portfolio’s average daily net assets.
Loomis, Sayles & Company, L.P.,  One Financial Center, Boston, Massachusetts 02111, is the Subadviser to the Portfolio. Founded in 1926, Loomis Sayles is one of America’s oldest investment advisory firms with over $431.4 billion in assets under management as of December 31, 2025.
The Portfolio is managed by a team of portfolio managers:
Matthew J. Eagan, CFA, Co-Portfolio Manager and Director of Loomis Sayles, has been with the firm since 1997. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.
David Rolley, CFA, Co-Portfolio Manager of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.
Eileen N. Riley, CFA, Co-Portfolio Manager of Loomis Sayles, has been with the firm since 2003. She is a portfolio manager of the global equities sector of the Portfolio.
Lee M. Rosenbaum, Co-Portfolio Manager of Loomis Sayles, has been with the firm since 2008. He is a portfolio manager of the global equities sector of the Portfolio.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services
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plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain
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circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to
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make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
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Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see
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“Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Loomis Sayles Global Allocation Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.18	$15.26	$12.95	$19.79	$19.30
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.24	0.21	0.18	0.12
Net realized and unrealized gain (loss)	1.71	1.63	2.65	(4.79)	2.54
Total income (loss) from investment operations	1.95	1.87	2.86	(4.61)	2.66
Less Distributions
Distributions from net investment income	(0.20)	(0.18)	0.00	0.00	(0.21)
Distributions from net realized capital gains	(1.32)	(0.77)	(0.55)	(2.23)	(1.96)
Total distributions	(1.52)	(0.95)	(0.55)	(2.23)	(2.17)
Net Asset Value, End of Period	$16.61	$16.18	$15.26	$12.95	$19.79
Total Return (%) (b)	12.94	12.51	22.51	(23.12)	14.57
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.81	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	1.48	1.48	1.51	1.19	0.60
Portfolio turnover rate (%)	31	24	20	26	46
Net assets, end of period (in millions)	$114.4	$116.3	$118.5	$110.3	$161.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.83	$14.94	$12.72	$19.53	$19.08
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.19	0.17	0.14	0.07
Net realized and unrealized gain (loss)	1.67	1.61	2.60	(4.72)	2.51
Total income (loss) from investment operations	1.86	1.80	2.77	(4.58)	2.58
Less Distributions
Distributions from net investment income	(0.16)	(0.14)	0.00	0.00	(0.17)
Distributions from net realized capital gains	(1.32)	(0.77)	(0.55)	(2.23)	(1.96)
Total distributions	(1.48)	(0.91)	(0.55)	(2.23)	(2.13)
Net Asset Value, End of Period	$16.21	$15.83	$14.94	$12.72	$19.53
Total Return (%) (b)	12.59	12.30	22.20	(23.30)	14.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.05	1.06	1.04	1.03
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.04	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	1.23	1.23	1.26	0.95	0.36
Portfolio turnover rate (%)	31	24	20	26	46
Net assets, end of period (in millions)	$252.5	$256.9	$266.1	$248.4	$348.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36994

BRIGHTHOUSE FUNDS
TRUST I
Loomis Sayles Growth Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Loomis Sayles Growth Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%	0.73%
Fee Waiver[1]	(0.03%)	(0.03%)	(0.03%)
Net Operating Expenses	0.55%	0.80%	0.70%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$56	$183	$321	$723
Class B	$82	$262	$458	$1,023
Class E	$72	$230	$403	$904
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, and depositary receipts. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size.
The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Subadviser”), employs a growth style of equity management, which means that the Portfolio seeks to invest in companies with sustainable competitive advantages versus peers, long-term structural growth drivers with the potential to lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Subadviser also aims to invest in companies when they trade at a significant discount to the Subadviser’s estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Portfolio will consider selling a portfolio investment when the Subadviser believes an unfavorable structural change has occurred or is likely to occur within a given business or the markets in which it operates, when a
3

critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the Subadviser believes the current price fully reflects intrinsic value, or for other investment reasons the Subadviser deems appropriate.
The Portfolio may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. The Subadviser uses a proprietary definition to determine whether a security is classified as U.S. or non-U.S. In determining the location of an issuer for these purposes, or where the issuer’s principal activities are based, the Subadviser will consider a variety of factors (collectively designed to assess whether an issuer is economically tied to a particular country or region), including but not limited to: the markets in which the issuer’s securities are primarily traded; the location of the issuer’s headquarters, principal offices, or operations; the country where the issuer is organized; the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country; and information provided by third-party data analytics service providers. No single factor will necessarily be determinative, nor must all factors be present for the Subadviser to assess an issuer’s location. The Subadviser may assign different weights to these factors based on different geographic policies, countries, or products.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
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4

Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 16, 2019, Loomis Sayles became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Loomis Sayles been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	24.22%
Lowest Quarter	Q2 2022	-22.94%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	15.21%	15.06%	14.19%
Class B	14.90%	14.77%	13.91%
Class E	15.05%	14.89%	14.02%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	18.56%	15.32%	18.13%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Loomis, Sayles & Company, L.P. is the subadviser to the Portfolio.
Portfolio Manager.  Aziz V. Hamzaogullari, CFA, Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles, has managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
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5

Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Loomis Sayles Growth Portfolio
7

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
Loomis Sayles Growth Portfolio
8

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to
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decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the
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form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical
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data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.650% of the first $500 million of such assets plus 0.600% of such assets over $500 million up to $1 billion plus 0.550% of such assets over $1 billion up to $2 billion plus 0.500% of such assets over $2 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.53% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to modify the Management Fee for each class of the Portfolio to the annual rate of 0.533% of the first $3.645 billion of the Portfolio’s average daily net assets and 0.485% of such assets over $3.645 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
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Fee Waiver Arrangement
The Subadviser has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in investment companies that are sponsored or advised by the Subadviser or any of its affiliates. BIA will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.25% of the Portfolio’s average daily net assets.
Loomis, Sayles & Company, L.P.,  One Financial Center, Boston, Massachusetts 02111, is the Subadviser to the Portfolio. Founded in 1926, Loomis Sayles is one of America’s oldest investment advisory firms with over $431.4 billion in assets under management as of December 31, 2025.
The Portfolio is managed by Aziz V. Hamzaogullari, CFA, Chief Investment Officer and Founder of the Growth Equity Strategies Team at Loomis Sayles. Mr. Hamzaogullari joined Loomis Sayles in 2010.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution
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and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
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significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Loomis Sayles Growth Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.25	$15.51	$10.79	$16.59	$14.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.00 (b)	(0.01)	0.01	0.00 (b)
Net realized and unrealized gain (loss)	2.66	5.13	5.55	(4.65)	2.66
Total income (loss) from investment operations	2.65	5.13	5.54	(4.64)	2.66
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.52)
Net Asset Value, End of Period	$19.28	$19.25	$15.51	$10.79	$16.59
Total Return (%) (c)	15.21	34.47	52.06	(27.86)	18.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (d)	0.55	0.55	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	(0.03)	0.01	(0.08)	0.05	0.02
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$2,248.6	$2,276.0	$2,105.2	$1,747.7	$2,526.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$17.95	$14.58	$10.20	$15.80	$13.80
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.04)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.45	4.80	5.24	(4.42)	2.52
Total income (loss) from investment operations	2.40	4.76	5.20	(4.44)	2.49
Less Distributions
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Net Asset Value, End of Period	$17.73	$17.95	$14.58	$10.20	$15.80
Total Return (%) (c)	14.90	34.13	51.73	(28.00)	18.27
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (d)	0.80	0.80	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.28)	(0.24)	(0.33)	(0.20)	(0.21)
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$852.7	$897.6	$847.5	$695.3	$1,034.6
Please see following page for Financial Highlights footnote legend.
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Loomis Sayles Growth Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$18.45	$14.94	$10.43	$16.11	$14.05
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.53	4.92	5.36	(4.51)	2.57
Total income (loss) from investment operations	2.50	4.90	5.33	(4.52)	2.56
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.50)
Net Asset Value, End of Period	$18.33	$18.45	$14.94	$10.43	$16.11
Total Return (%) (c)	15.05	34.24	51.84	(27.95)	18.46
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.73	0.73	0.72
Net ratio of expenses to average net assets (%) (d)	0.70	0.70	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.14)	(0.23)	(0.10)	(0.10)
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$28.7	$30.6	$29.2	$21.8	$34.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36995

BRIGHTHOUSE FUNDS
TRUST I
MetLife Multi-Index Targeted Risk Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

MetLife Multi-Index Targeted Risk Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.16%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.21%
Total Annual Portfolio Operating Expenses	0.62%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$63	$199	$346	$774
Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells certain instruments (or “turns over” its portfolio). In addition, each of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) pays transaction costs, such as commissions, when it turns over its portfolio. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio seeks to achieve its objectives by investing approximately 75% of its assets in Class A shares of the Underlying Portfolios, which are passively-managed index portfolios that are series of the Brighthouse Funds Trust II (“Trust II”) (the “Base Portion”), and approximately 25% of its assets in a portfolio of fixed income securities that serve as collateral for equity derivative instruments, consisting primarily of stock index futures (the “Overlay Portion”). A stock index future is a contract for the future delivery of a cash payment based on the performance of a stock index such as the S&P 500® Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in index-related instruments, including derivatives.
In its neutral state, the Portfolio will allocate 60% of its total assets to equity instruments (either equity index portfolios or equity derivative instruments) and 40% of its total assets to fixed-income securities (either fixed income index portfolios or fixed income securities). The Portfolio will alter its allocation as necessary to reduce volatility in an attempt to mitigate the effects of extreme market conditions. In general, the Portfolio will decrease equity exposure in periods of increased volatility and increase equity exposure during periods of reduced volatility. The Portfolio’s exposure to equity markets will range from approximately 10% to approximately 70% of its total assets.
3

Brighthouse Investment Advisers, LLC (“BIA”) is the adviser to the Portfolio and is also responsible for managing the Base Portion’s allocations among the Underlying Portfolios. BIA establishes specific target investment percentages for the asset classes and the various components of each asset category. Under normal circumstances, the approximately 75% of the Portfolio’s assets comprising the Base Portion invest primarily in Underlying Portfolios in accordance with the target allocations of 35% to equity and 40% to fixed income.
The Base Portion seeks to achieve capital appreciation through its investments in Underlying Portfolios that seek to track the performance of equity indexes such as the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index. The Base Portion seeks to achieve current income through its investments in Underlying Portfolios that seek to track the performance of fixed income indexes, such as the Bloomberg U.S. Aggregate Bond Index. The Portfolio is expected to have exposure to equities of various market capitalizations and foreign equities, as well as fixed income indexes tracking investment grade and mortgage- and asset-backed securities through the Base Portion’s investments. In the future the Base Portion may invest in other Underlying Portfolios that are series of Trust II or of Brighthouse Funds Trust I (the “Trust”).
MetLife Investment Management, LLC (“MIM” or the “Subadviser”), is responsible for managing the Overlay Portion, including the management of the fixed income collateral. The Overlay Portion, which comprises approximately 25% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 25% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures and swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of high quality, short-term fixed income instruments. For more information about the derivative instruments in which the Portfolio may invest, please see the section “Additional Information About the Portfolio’s Investment Strategies—Understanding the Portfolio” in the Prospectus and “Investment Strategies and Risks” in the Statement of Additional Information.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser will adjust the Portfolio’s equity exposure in accordance with the guidelines discussed below within a range from approximately 10% to approximately 70%. For example, when the market is in a state of increased volatility, the Subadviser will decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity index futures. A short position involves the use by the Portfolio of a security or instrument that may benefit from a decrease in the price of underlying securities. When the Portfolio’s total equity exposure exceeds 60%, the Portfolio may be exposed to leverage.
The Subadviser will purchase or sell equity derivatives in the Overlay Portion in an attempt to target an annualized equity contribution to the Portfolio’s volatility level of 10%. The Subadviser will allow the equity contribution to the Portfolio’s volatility level to vary between a low of 8% and a high of 12%. If volatility remains within this range, the Subadviser will take no action to alter the Portfolio’s equity exposure. If volatility falls outside of this range, the Subadviser will take action to attempt to increase or decrease the Portfolio’s equity market exposure until the 10% level is achieved. There can be no guarantee that the Portfolio will achieve the targeted volatility or remain within its target volatility range.
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 25% of the Portfolio allocated as collateral to support the equity and other derivatives used by the Portfolio. The Subadviser will invest the collateral in fixed-income instruments consisting of a mix of U.S. Government securities, certificates of deposit, commercial paper rated in the two highest grades by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality, and repurchase agreements on such instruments. At times, including during periods of high volatility, the Subadviser may reduce the equity derivative holdings and invest a portion of the Overlay Portion’s assets in short-term fixed income instruments that replicate the
MetLife Multi-Index Targeted Risk Portfolio
4

holdings of indexes of Treasury and/or agency securities. All fixed-income instruments held in the Overlay Portion will have a remaining maturity of 365 days or less.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and total return swaps (“Interest Rate Derivatives”) and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. The Subadviser expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Subadviser anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
The following chart sets forth the Portfolio’s neutral asset allocation targets set by BIA for the entire investment portfolio, as of April 27, 2026. The Portfolio’s actual allocations to the asset classes and sub-asset classes within the Base Portion and within the Overlay Portion could vary substantially from the target allocations due to both market valuation changes and the Subadviser’s management of the Overlay Portion in response to volatility changes. Both the asset allocation between equity instruments and fixed income securities and the allocation between the Base Portion and the Overlay Portion will therefore generally be rebalanced on a quarterly basis.
Asset Class	% of Total Portfolio*
Equity	60%
U.S. Large Cap		28.50%
U.S. Mid Cap		8%
U.S. Small Cap		4.50%
Foreign Equity		19%
Fixed Income	40%
U.S. Investment Grade		40%

*
Individual figures may not add up to the totals shown due to rounding.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying Portfolios. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired
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results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s or an Underlying Portfolio’s volatility and may require such Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Leveraging Risk.  Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.  Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying Portfolio.
Interest Rate Risk.  Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater the degree and frequency of which its value should be expected to change in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio or an Underlying Portfolio may be unable to
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maintain positive returns or pay dividends to Portfolio or Underlying Portfolio shareholders, respectively. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying Portfolio to lose money and the net asset value of the Portfolio’s or the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio or an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Other direct risks of investing in the Portfolio also include:
Underlying Portfolio Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the
Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
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Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Passive Management Risk.  In attempting to track the returns of an index, an Underlying Portfolio may be more susceptible to risks than an actively managed portfolio because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Underlying Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Sampling Error Risk.  To the extent an Underlying Portfolio holds only a subset of the index securities, the Underlying Portfolio is subject to the risk that it may not track the return of an index as well as it would if the Underlying Portfolio held every security in the index in the same proportions as the index.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make an Underlying Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare
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with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	12.50%
Lowest Quarter	Q2 2022	-10.93%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	9.08%	2.93%	5.31%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser and manages the Base Portion of the Portfolio.
Subadviser.  MetLife Investment Management, LLC, is the subadviser to the Overlay Portion of the Portfolio.
Portfolio Managers  The Base Portion of the Portfolio is managed by a committee led by Kristi Slavin. Other members of the committee are James Mason and Anna Koska. Ms. Slavin has been a member since 2012. Mr. Mason has been a member since 2021. Ms. Koska has been a member since 2022.
The Overlay Portion of the Portfolio has been managed by Eric Chan, CFA, Managing Director of Global Derivatives and Structuring, since 2024.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
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Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying Portfolios’ assets decrease and decrease as the Portfolio’s and the Underlying Portfolios’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The risks described in this section include both direct risks of the Portfolio and indirect risks through the Portfolio’s investment in the Underlying Portfolios.The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
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When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon BIA’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. BIA’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if BIA allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as BIA anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or Underlying Portfolios may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio or an Underlying Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s or the Underlying Portfolio’s hedged position should increase. To the extent the Portfolio or an Underlying Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio or an Underlying Portfolio hedges imperfectly, the Portfolio or Underlying Portfolio will be directly exposed to the market
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risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investments. Derivatives may not perform as intended, and as a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio or an Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio or an Underlying Portfolio engage give rise to a form of leverage. Leveraging may cause the Portfolio’s or an Underlying Portfolio’s performance to be more volatile than if the Portfolio or the Underlying Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio or an Underlying Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s or an Underlying Portfolio’s returns from those transactions, resulting in the Portfolio or the Underlying Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio or an Underling Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio or an Underlying Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio or the Underlying Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio or the Underlying Portfolio in connection with that transaction. If the Portfolio or an Underlying Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or the Underlying Portfolio. The Portfolio will invest in equity derivatives to increase or decrease overall equity exposure, in an attempt to manage volatility. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the Insurance Companies and may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of derivatives in this manner may, under certain conditions, reduce the Portfolio’s return and the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Additional government regulation of derivative instruments may limit or prevent the Portfolio or an Underlying Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio or Underlying Portfolio.
Leveraging Risk
Leveraging risk is a direct risk of investing in the Portfolio. Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other
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factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser or an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio or an Underlying Portfolio could also miss attractive investment opportunities if the Subadviser or its adviser, respectively, underweights markets or industries where there are significant returns, and could lose value if the Subadviser or adviser, respectively, overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio or an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio or an Underlying Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s or the Underlying Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio or an Underlying Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio or an Underlying Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares. An Underlying Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio or an Underlying Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or an Underlying Portfolio or issuers in which the Portfolio or an Underlying Portfolio invests. In addition, the Portfolio or an Underlying Portfolio and the issuers in which the Portfolio or an Underlying Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
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Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio or an Underlying Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio or an Underlying Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio or an Underlying Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio or an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio or an Underlying Portfolio may be unable to maintain positive returns or pay dividends to Portfolio or Underlying Portfolio shareholders, respectively. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s or an Underlying Portfolio’s performance to the extent the Portfolio or the Underlying Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio or an Underlying Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio or an Underlying Portfolio to lose money and the net asset value of the Portfolio’s or the Underlying Portfolio’s shares to decline in certain conditions and over certain time periods. An Underlying Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. The Portfolio’s fixed-income portion will normally have a greater maturity or duration than will its benchmark. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s or an Underlying Portfolio’s fixed income investments will affect the volatility of the Portfolio’s or an Underlying Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio or an Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio or an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance
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that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s or an Underlying Portfolio’s shares and reduce the liquidity of the Portfolio’s or an Underlying Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio or an Underlying Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio or an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio or an Underlying Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio or an Underlying Portfolio. The Portfolio’s or an Underlying Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio or an Underlying Portfolio engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio, the Portfolio or an Underlying Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio or an Underlying Portfolio in respect of the counterparty’s obligations to the Portfolio or an Underlying Portfolio or recovering collateral that the Portfolio or an Underlying Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio or an Underlying Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Other direct risks of investing in the Portfolio include:
Underlying Portfolio Risk
The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any
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Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
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Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
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Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Passive Management Risk
An Underlying Portfolio that attempts to track the returns of an index is more susceptible to risks than an actively managed portfolio because a passively managed portfolio generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Underlying Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, fair value pricing, portfolio operating expenses, transaction costs, securities lending activities, net asset value rounding, contributions to and withdrawals from the Underlying Portfolio and delays in investing cash.
Sampling Error Risk
The MetLife Aggregate Bond Index Portfolio, MetLife MSCI EAFE® Index Portfolio and MetLife Russell 2000® Index Portfolio each attempts to track the returns of a particular index by holding a subset of the index securities that, when taken together, are expected to perform similarly to the index as a whole. The index securities held by these Underlying Portfolios may not perform as expected. Therefore, each of these Underlying Portfolios is subject to the risk that it may not track the return of its particular index as well as it would if the Underlying Portfolio held every security in the index in the same proportions as the index.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings
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through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent an Underlying Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying Portfolio the amount owned under the certificates.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities.
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During periods of market stress or high redemptions, an Underlying Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Focused Investment Risk
An Underlying Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such an Underlying Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The following discussion supplements the information concerning the Portfolio’s principal investment strategies that are summarized in the Portfolio Summary above. The Portfolio is designed on established principles of asset allocation combined with an overlay strategy designed to adjust the Portfolio’s equity exposure to achieve a targeted level of volatility. The Portfolio has two components: the Base Portion and the Overlay Portion.
The Base Portion (Approximately 75%)
The Portfolio’s Base Portion will invest substantially all of its assets in Underlying Portfolios, which are passively-managed index portfolios of Trust II. BIA sets target percentages for various components of each broad asset category in order to obtain equity exposure to domestic securities with different market capitalizations and foreign securities and various investment grade and mortgage- and asset-backed fixed income securities, and will rebalance the allocation of the Base Portion assets among equity and fixed income asset classes on a quarterly basis.
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BIA may at any time add new Underlying Portfolios, replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a diversification benefit to the Portfolio. Information regarding the Underlying Portfolios is included in the summary prospectuses and prospectuses for those portfolios dated April 27, 2026. Copies of the summary prospectuses and prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
The Underlying Portfolios may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified portfolio. As a result, the Underlying Portfolios will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
The Underlying Portfolios in which the Portfolio may currently invest are:
BRIGHTHOUSE FUNDS TRUST II
MetLife Aggregate Bond Index Portfolio MetLife Mid Cap Stock Index Portfolio MetLife MSCI EAFE® Index Portfolio MetLife Russell 2000® Index Portfolio MetLife Stock Index Portfolio
Although the Base Portion’s investments in the Underlying Portfolios will be made in an attempt to achieve the 35% equity and 40% fixed income target allocations, as set forth in the Portfolio Summary, the Base Portion’s actual allocations may be different from its target allocations. Actual allocations may be different from target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. BIA may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, BIA will generally rebalance allocations among the Underlying Portfolios on a quarterly basis to correspond to the target allocations.
The Overlay Portion (Approximately 25%)
The Overlay Portion, which comprises the remaining 25% of the Portfolio’s total assets, in its neutral state will provide the Portfolio with an additional 25% exposure to the equity markets utilizing equity derivative instruments, which primarily include stock index futures and swaps. Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Portion will be invested in a variety of high quality, short-term fixed-income instruments.
The Portfolio’s investment in equity derivative instruments will be used to increase or decrease the Portfolio’s overall equity exposure, and therefore, its volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. The Subadviser will adjust the Portfolio’s equity exposure within a range from approximately 10% to approximately 70%. For example, when the market is in a state of increased volatility, the Subadviser will decrease the Portfolio’s equity exposure by holding fewer long equity index futures or by taking a short position in equity index futures to protect against large drops in the underlying equity indices. When the Portfolio’s total equity exposure exceeds 60%, the Portfolio may be exposed to leverage.
The Subadviser will trade equity derivatives in the Overlay Portion in an attempt to target an annualized equity contribution to the Portfolio’s volatility level of 10%. The Subadviser will allow the equity contribution to the Portfolio’s volatility level to vary between a low of 8% and a high of 12%. If volatility remains within this range, the Subadviser will take no action to alter the Portfolio’s equity exposure. If volatility falls outside of this range, the
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Subadviser will take action to attempt to increase or decrease the Portfolio’s equity market exposure until the 10% level is achieved. There can be no guarantee that the Portfolio will reach the targeted volatility or remain within its target volatility range.
The Subadviser will manage the Portfolio’s net equity exposure pursuant to a formula it developed. The formula is based on historical measures of equity market volatility, as measured through price movements in various equity indexes, and is intended to provide guidance to the Subadviser with respect to the allocation of the Overlay Portion’s assets among general categories. The Subadviser is responsible for determining in which securities or derivative instruments to invest the assets held in the Overlay Portion of the Portfolio. As estimated equity market volatility decreases or increases outside of the range listed above, the Subadviser will adjust the Portfolio’s net equity exposure up or down in an effort to maintain the targeted annualized volatility level for the Portfolio. The formula used by the Subadviser may change over time based on proposals by the Subadviser. Any proposed changes to the formula will be implemented only after they are approved by BIA and the Portfolio’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”).
In addition to managing the Portfolio’s overall equity exposure as described above, the Subadviser will, within established guidelines, manage the approximately 25% of the Portfolio allocated as collateral to support the equity derivatives and other derivatives used by the Portfolio. The Subadviser will invest the collateral in fixed-income instruments consisting of a mix of U.S. Government securities, certificates of deposit, commercial paper rated in the two highest grades by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality, and repurchase agreements on such instruments. At times, including during periods of high volatility, the Subadviser may reduce the equity derivative holdings and invest a portion of the Overlay Portion’s assets in short- term fixed income instruments that replicate the holdings of indexes of Treasury and/or agency securities. All fixed-income instruments held in the Overlay Portion will have a remaining maturity of 365 days or less.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of Interest Rate Derivatives and (2) will have a notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented by Interest Rate Derivatives may change in different market environments, but is normally expected to stay within a range of 25% to 35% of the Portfolio’s net assets. The Subadviser expects these instruments to provide additional diversification benefits and to balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Subadviser anticipates that under normal market conditions the Portfolio’s Interest Rate Derivatives will have a maturity of approximately 10 years.
Additional Information about the Underlying Portfolios in which the Portfolio Invests
Please note that the expenses of the Underlying Portfolios, as set forth in the Portfolio Summary, could change as the Underlying Portfolios’ asset values change or Underlying Portfolios are added or deleted. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the payment of certain expenses at both the Portfolio level (as a shareholder of the Portfolio) and at the Underlying Portfolio level (as the Portfolio will pay its pro rata share of the expenses of each Underlying Portfolio). Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by BIA.
BIA has broad discretion to allocate and reallocate the assets of the Base Portion of the Portfolio among the Underlying Portfolios consistent with the Portfolio’s investment objectives and policies and target allocations. In addition to the investment advisory fee charged by BIA for its asset allocation services, BIA would receive investment advisory fees
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from any affiliated Underlying Portfolios in which the Portfolio may invest, while MIM may also receive fees from BIA with respect to any Underlying Portfolios for which it serves as Subadviser. In this regard, BIA has an incentive to select and invest the Portfolio’s assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also, BIA may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, BIA is obligated to disregard these incentives in advising the Portfolio, and as a practical matter, it will follow an objective formula that is used to determine the target allocations. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust and Trust II.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying Portfolios have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and
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compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying Portfolios and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying Portfolios’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying Portfolio or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying Portfolios or the Portfolio, which may result in losses to the Underlying Portfolios and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying Portfolios or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also oversee BIA’s review and monitoring of the Subadviser’s management of the Portfolio’s assets. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, manages the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA is responsible for the general management and administration of the Portfolio. In addition to its managerial responsibilities, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
The Base Portion of the Portfolio has been managed by a committee composed of the individuals listed below since 2012. Each member of the committee is responsible for analyzing the Underlying Portfolios and making recommendations for and overseeing the allocation of the assets of the Base Portion of the Portfolio.
Kristi Slavin, CFA, CAIA, is the Chair of the committee. She has been President of BIA and Chair of the BIA Board of Managers since 2016, and has worked for BIA since 2008. Ms. Slavin has been President and Chief Executive Officer of the Trust and Trust II since 2016. From 2014 until 2017, she was a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”).
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Anna Koska, CAIA, is Assistant Vice President, Investment and Advisory Services of BIA, and has been a Vice President of BIA, a member of the BIA Valuation Committee and member of the Board of Managers of BIA since 2022. Ms. Koska has been Vice President of Brighthouse Funds Trust I and Brighthouse Funds Trust II since 2022. From 2019 through 2022, Ms. Koska was a Director of Investment and Advisory Services of BIA. Prior to that, Ms. Koska was a Senior Portfolio Analyst of BIA since October 2017, and prior to that, Ms. Koska was a Portfolio Analyst of Metropolitan Life.
James Mason, CFA, FRM, has been Asset Allocation Portfolio Management Director of BIA since 2021. From 2015 until 2021, Mr. Mason was a Director responsible for BIA’s oversight of its equity and fixed income portfolio strategies.
The SAI provides additional information about each committee member’s compensation, other accounts managed and the member’s ownership of securities in the Portfolio.
As compensation for its services to the Base Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Base Portion of the Portfolio as follows: 0.070% of the first $500 million of such assets, plus 0.060% of such assets over $500 million up to $1 billion, plus 0.050% of such assets over $1 billion.
With respect to the Overlay Portion of the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Overlay Portion as follows: 0.500% of the first $250 million of such assets, plus 0.485% of such assets over $250 million up to $500 million, plus 0.470% of such assets over $500 million up to $1 billion, plus 0.450% of such assets over $1 billion.
For the period ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.15% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
With respect to the Overlay Portion of the Portfolio, BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.500% of the first $250 million of the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio, 0.485% of such assets over $250 million up to $500 million, 0.450% of such assets over $500 million up to $1 billion, and 0.440% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will manage the Overlay Portion of the Portfolio, select the assets to be purchased and sold by the Portfolio with respect to the Overlay Portion, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets with respect to the Overlay Portion, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Overlay Portion of the Portfolio is the responsibility of the Subadviser’s portfolio manager. The portfolio manager of the Overlay Portion of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment
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subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio. The Portfolio is not responsible for the fees paid to the Subadviser. In addition, the Subadviser receives investment subadvisory fees from any Underlying Portfolios for which it acts as subadviser, including any in which the Portfolio may invest. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.04% of the average daily net assets on the Overlay Portion of the Portfolio.
MetLife Investment Management, LLC   is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. As of December 31, 2025, MIM managed approximately $17.43 billion in Underlying Portfolio assets and the Overlay Portion of the Portfolio. MIM is located at One MetLife Way, Whippany, New Jersey 07981.
The following individual is responsible for managing the Overlay Portion of the Portfolio:
Eric Chan has been a Portfolio Manager of the Overlay Portion of the Portfolio since 2024. He has been associated with the Subadviser and its affiliates since 2009, including as the Managing Director of Global Derivatives and Structuring for MIM.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying Portfolio will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying Portfolio’s expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
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The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to
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send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
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Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Underlying Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before
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the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying Portfolio is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any
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factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Investments in Underlying Portfolios by the Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the pricing policies of the Underlying Portfolios, including the circumstances under which the Underlying Portfolios will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses of the Underlying Portfolios.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
MetLife Multi-Index Targeted Risk Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.77	$10.26	$9.22	$13.24	$12.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.23	0.25	0.18	0.14
Net realized and unrealized gain (loss)	0.76	0.53 (b)	1.01	(2.95)	1.07
Total income (loss) from investment operations	0.97	0.76	1.26	(2.77)	1.21
Less Distributions
Distributions from net investment income	(0.07)	(0.25)	(0.22)	(0.20)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.05)	(0.49)
Total distributions	(0.07)	(0.25)	(0.22)	(1.25)	(0.73)
Net Asset Value, End of Period	$11.67	$10.77	$10.26	$9.22	$13.24
Total Return (%) (c)	9.08	7.48	13.82	(21.09)	9.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.41	0.44	0.44	0.43	0.43
Net ratio of expenses to average net assets (%) (d)(e)	0.41	0.44	0.44	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (f)	1.91	2.18	2.60	1.76	1.10
Portfolio turnover rate (%)	4	12	5	7	7
Net assets, end of period (in millions)	$5,088.5	$5,761.3	$1,289.6	$1,282.0	$1,818.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Net realized and unrealized gain (loss) does not directly correlate to the amounts reported in the Statement of Operations included in the Portfolio’s annual financial statements for the period ended December 31, 2025, due to the timing of shareholder activity in the Portfolio.

(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36996

BRIGHTHOUSE FUNDS
TRUST I
MFS® Research International Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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MFS® Research International Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.75%	1.00%	0.90%
Fee Waiver[1]	(0.19%)	(0.19%)	(0.19%)
Net Operating Expenses	0.56%	0.81%	0.71%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$57	$221	$398	$913
Class B	$83	$299	$534	$1,207
Class E	$73	$268	$480	$1,090
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Massachusetts Financial Services Company (“MFS” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks, preferred stocks, and depositary receipts for those securities.
The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.
In selecting investments for the Portfolio, MFS is not constrained by any particular investment style. MFS may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio may invest in companies of any size.
In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. MFS generally manages the Portfolio to be sector neutral to the MSCI Europe, Australia and Far
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East (EAFE)® Index (the “Index”) using MFS’s custom industry and sector categories to classify the Portfolio’s and the Index’s holdings.
MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well
MFS® Research International Portfolio
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as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	16.59%
Lowest Quarter	Q1 2020	-19.88%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	22.72%	5.80%	7.83%
Class B	22.41%	5.54%	7.57%
Class E	22.54%	5.64%	7.68%
MSCI EAFE Index (reflects no deduction for mutual fund fees or expenses)	31.22%	8.92%	8.18%
MSCI All Country World ex-U.S. Index (reflects no deduction for mutual fund fees or expenses)	32.39%	7.91%	8.41%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Massachusetts Financial Services Company is the subadviser to the Portfolio.
Portfolio Managers.  The Portfolio is managed by a team of investment research analysts under the general supervision of Nicholas Paul and John Mahoney, each an Investment Officer of MFS. Mr. Paul has managed the Portfolio since 2022. Mr. Mahoney has managed the Portfolio since January 2024.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
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If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the
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form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical
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data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Descriptions
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.800% of the first $200 million of such assets plus 0.750% of such assets over $200 million up to $500 million plus 0.700% of such assets over $500 million up to $1 billion plus 0.650% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.58% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.525% of the first $1 billion of the Portfolio’s average daily net assets, 0.500% of the next $500 million, and 0.475% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
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The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.33% of the Portfolio’s average daily net assets.
Massachusetts Financial Services Company, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the Subadviser to the Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $651.0 billion as of December 31, 2025.
The Portfolio is managed by a team of investment professionals under the general oversight of Nicholas Paul and John Mahoney. Mr. Paul and Mr. Mahoney are responsible for monitoring the overall composition of the Portfolio. Mr. Paul, an Investment Officer of MFS, has been employed in the investment area of MFS since 2010. Mr. Mahoney, an Investment Officer of MFS, has been employed in the investment area of MFS since 2005.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers
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up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
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significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
MFS® Research International Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.95	$12.10	$11.10	$14.81	$13.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.22	0.21	0.21	0.19
Net realized and unrealized gain (loss)	2.40	0.19	1.23	(2.81)	1.46
Total income (loss) from investment operations	2.65	0.41	1.44	(2.60)	1.65
Less Distributions
Distributions from net investment income	(0.27)	(0.24)	(0.21)	(0.26)	(0.17)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.04)	(0.56)	(0.44)	(1.11)	(0.70)
Net Asset Value, End of Period	$13.56	$11.95	$12.10	$11.10	$14.81
Total Return (%) (b)	22.72	3.17	13.05	(17.30)	11.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.76	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.62	0.64	0.65	0.64	0.64
Ratio of net investment income (loss) to average net assets (%)	1.94	1.76	1.83	1.81	1.31
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$945.0	$911.7	$1,039.8	$1,001.3	$1,319.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.81	$11.96	$10.97	$14.65	$13.72
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.18	0.18	0.15
Net realized and unrealized gain (loss)	2.37	0.19	1.22	(2.79)	1.45
Total income (loss) from investment operations	2.58	0.38	1.40	(2.61)	1.60
Less Distributions
Distributions from net investment income	(0.23)	(0.21)	(0.18)	(0.22)	(0.14)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.00)	(0.53)	(0.41)	(1.07)	(0.67)
Net Asset Value, End of Period	$13.39	$11.81	$11.96	$10.97	$14.65
Total Return (%) (b)	22.41	2.95	12.82	(17.57)	11.71
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.01	1.00	0.99
Net ratio of expenses to average net assets (%) (c)	0.87	0.89	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	1.68	1.51	1.59	1.56	1.07
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$454.2	$438.6	$475.7	$472.2	$614.0
Please see following page for Financial Highlights footnote legend.
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MFS® Research International Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.90	$12.05	$11.05	$14.74	$13.80
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.20	0.20	0.19	0.17
Net realized and unrealized gain (loss)	2.39	0.19	1.22	(2.79)	1.45
Total income (loss) from investment operations	2.62	0.39	1.42	(2.60)	1.62
Less Distributions
Distributions from net investment income	(0.25)	(0.22)	(0.19)	(0.24)	(0.15)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.02)	(0.54)	(0.42)	(1.09)	(0.68)
Net Asset Value, End of Period	$13.50	$11.90	$12.05	$11.05	$14.74
Total Return (%) (b)	22.54	3.01	12.92	(17.43)	11.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.91	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.77	0.79	0.80	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.78	1.60	1.70	1.65	1.19
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$4.4	$4.2	$5.0	$5.2	$7.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36997

BRIGHTHOUSE FUNDS
TRUST I
Morgan Stanley Discovery Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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Morgan Stanley Discovery Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.67%	0.92%	0.82%
Fee Waiver[1]	(0.02%)	(0.02%)	(0.02%)
Net Operating Expenses	0.65%	0.90%	0.80%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$66	$212	$371	$833
Class B	$92	$291	$507	$1,129
Class E	$82	$260	$453	$1,012
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
Morgan Stanley Investment Management Inc. (“MSIM” or “Subadviser”), subadviser to the Portfolio, seeks to invest the Portfolio’s assets, under normal circumstances, in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Portfolio may invest significantly in companies with emerging growth characteristics, such as, but not limited to, rapid growth or reinvestment of profits. Due to fluctuations in the value of such companies, the Portfolio’s performance may vary more widely from its benchmark than mid-cap growth funds that do not invest as heavily in such companies.
Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, MSIM defines medium-sized companies as companies with capitalizations within the range of companies represented in the Russell Midcap Growth Index. As of December 31, 2025, the market capitalizations of companies in the Russell Midcap Growth Index ranged from $144.9 million to $88.9 billion. The market capitalization limits will vary with market fluctuations. The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.
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The Portfolio invests primarily in common stocks, including through initial public offerings (“IPOs”), and also may invest in other equity securities, such as private placements, preferred stock and rights or warrants to purchase securities.
The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market or developing countries, and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.
The Portfolio may invest in derivatives to obtain investment exposure or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. The Portfolio may use derivatives such as currency-related options and futures for these purposes. These instruments may be used for any investment purpose, including, for example, to lower the Portfolio’s exposure to certain risks (e.g., fluctuations in the values of foreign currencies).
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated
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benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	74.97%
Lowest Quarter	Q2 2022	-40.58%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	13.55%	-5.58%	14.29%
Class B	13.19%	-5.83%	14.00%
Class E	13.32%	-5.73%	14.11%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	8.66%	6.65%	12.49%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Morgan Stanley Investment Management Inc. is the subadviser to the Portfolio.
Portfolio Managers.  Dennis Lynch, Sam Chainani, Jason Yeung, and Armistead Nash, each a Managing Director of MSIM, and Alexander Norton, an Executive Director of MSIM, have managed the Portfolio since 2006, 2006, 2007, 2008, and 2006, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
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Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as
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well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
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Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The
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Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Indirect Exposure to Crypto Assets
Crypto assets (also referred to as “digital assets”) are assets issued and/or transferred using distributed ledger technology that may be designed to act as a store of wealth, a medium of exchange or an investment vehicle. The Portfolio may gain indirect exposure to crypto assets by investing in securities of companies that have direct or indirect exposure to digital assets, the digital asset markets and/or the broader digital asset industry (each, a “Digital Asset-Related Company”).
Crypto Assets. Crypto assets constitute an emerging asset class with a limited history, and crypto assets and crypto markets are subject to substantial risks, including significant price and trading volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market compared to traditional asset classes. In addition, the value of a crypto asset may decline unpredictably and precipitously, including to zero, for a variety of reasons. Events that impact one crypto asset may lead to volatility or a decline in the value of another crypto asset. Accordingly, developments adversely affecting Digital Asset-Related Companies, the crypto asset markets and crypto assets generally (such as price volatility and declines) could adversely affect the value of the Portfolio’s investments. Significant uncertainty exists regarding the tax treatment of crypto asset investments. New laws or regulations could impact the Portfolio’s investments, performance, costs and operations, as well as tax consequences for the Portfolio and its shareholders, and the value of crypto assets generally. Crypto assets may be subject to additional risks, and it is difficult to anticipate future developments or potential challenges they may present.
In addition, crypto asset trading platforms and exchanges (if any) for crypto assets (collectively referred to as “crypto asset trading platforms”) are largely unregulated and therefore more exposed to operational or technical issues, fraud, manipulation, misappropriation, or failure compared to established, regulated exchanges for securities, derivatives and traditional currencies. Many crypto assets lack viable trading markets, creating illiquidity and valuation challenges. Crypto asset trading platforms may face uncertainty on the application of laws and regulations to such platforms. Crypto asset trading platforms have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in asset losses or other market disruptions. In addition, crypto asset trading platforms, custodians and related market participants or service providers are vulnerable to cyberattacks and have been breached, resulting in theft and/or loss of crypto assets. Crypto assets have in the past been, and in the future could be, used to facilitate illicit activities, which could adversely affect the price of a crypto asset, the attractiveness of a crypto asset’s blockchain network and the value of the Portfolio’s investments.
Digital Asset-Related Companies. The Portfolio may invest in Digital Asset-Related Companies, including Digital Asset-Related Companies that use crypto assets as reserve assets, accept crypto assets for payment of goods or services, invest directly in crypto assets, provide crypto asset-related services, engage in or support crypto asset mining, and/or hold crypto assets on their balance sheet. Digital Asset-Related Companies may or may not be focused on the digital asset industry as a primary line of business, and their overall operating results may be affected to varying degrees by digital asset-related activities. To the extent the Portfolio invests in Digital Asset-Related Companies, the Portfolio will be exposed to the risks associated with crypto assets generally, including those summarized above, and may experience
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sudden and significant losses. Accordingly, volatility and price declines in the crypto asset markets, and other developments adversely affecting the crypto asset markets, may have an adverse effect on the business, financial condition, and results of operation of a Digital Asset-Related Company. The Portfolio would also be subject to the risks associated with the Digital Asset-Related Company’s business and performance generally.
Digital Asset-Related Companies face risks associated with crypto assets and their business models and operations generally, including profitability challenges, viability risks, intense competition, regulatory scrutiny (including regulatory fragmentation and uncertainty), cybersecurity threats, operational disruptions, market volatility, liquidity risks, and economic risks. Smaller Digital Asset-Related Companies may be particularly vulnerable to the risks associated with crypto assets due to limited resources, less diversification, and restricted access to capital. Rapid technological changes (which could, among other outcomes, result in obsolescence), slower adoption of alternative currencies, and heightened regulatory oversight may further impact the viability of certain Digital Asset-Related Companies.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to
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adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose
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operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with higher price- to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.62% of the Portfolio’s average daily net assets.
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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.650% of the first $500 million of the Portfolio’s average daily net assets, 0.625% of such assets over $500 million up to $850 million, and 0.575% of such assets over $850 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.35% of the Portfolio’s average daily net assets.
Morgan Stanley Investment Management Inc.,  1585 Broadway, New York, New York 10036, is the Subadviser to the Portfolio. MSIM is a wholly-owned subsidiary of Morgan Stanley. As of December 31, 2025, MSIM, together with its affiliated asset management companies, managed approximately $1.89 trillion in assets.
The Portfolio is managed by the MSIM Counterpoint Global team. Current members of the team are Dennis Lynch, Sam Chainani, Jason Yeung and Armistead Nash, each a Managing Director of MSIM, and Alexander Norton, an Executive Director of MSIM.
Mr. Lynch has worked in an investment management capacity for MSIM since 1998. Mr. Chainani has worked in an investment management capacity for MSIM since 1996. Mr. Yeung has worked in an investment management capacity for MSIM since 2002. Mr. Nash has worked in an investment management capacity for MSIM since 2002. Mr. Norton has worked in an investment management capacity for MSIM since 2000.
Mr. Lynch is the lead manager of the Portfolio and Messrs. Chainani, Yeung, Nash and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
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Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
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The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing
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differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale
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price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Morgan Stanley Discovery Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.97	$5.72	$4.05	$22.25	$47.23
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	1.11	2.27	1.68	(13.36)	(2.34)
Total income (loss) from investment operations	1.08	2.25	1.67	(13.38)	(2.46)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$9.05	$7.97	$5.72	$4.05	$22.25
Total Return (%) (c)	13.55	39.34	41.23	(62.47)	(10.54)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.69	0.68	0.65
Net ratio of expenses to average net assets (%) (d)	0.65	0.66	0.67	0.65	0.62
Ratio of net investment income (loss) to average net assets (%)	(0.31)	(0.30)	(0.12)	(0.31)	(0.35)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$886.0	$855.0	$710.1	$544.8	$1,436.5

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$5.46	$3.93	$2.79	$18.91	$43.58
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.03)	(0.17)
Net realized and unrealized gain (loss)	0.75	1.55	1.15	(11.27)	(1.98)
Total income (loss) from investment operations	0.72	1.53	1.14	(11.30)	(2.15)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$6.18	$5.46	$3.93	$2.79	$18.91
Total Return (%) (c)	13.19	38.93	40.86	(62.52)	(10.78)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.93	0.94	0.93	0.90
Net ratio of expenses to average net assets (%) (d)	0.90	0.91	0.92	0.90	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.56)	(0.54)	(0.37)	(0.54)	(0.60)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$368.8	$414.7	$395.7	$298.9	$588.7
Please see following page for Financial Highlights footnote legend.
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Morgan Stanley Discovery Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.38	$4.59	$3.25	$20.13	$44.91
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.03)	(0.15)
Net realized and unrealized gain (loss)	0.88	1.81	1.35	(12.03)	(2.11)
Total income (loss) from investment operations	0.85	1.79	1.34	(12.06)	(2.26)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00)(b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$7.23	$6.38	$4.59	$3.25	$20.13
Total Return (%) (c)	13.32	39.00	41.23	(62.53)	(10.69)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.83	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (d)	0.80	0.81	0.82	0.80	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.46)	(0.45)	(0.27)	(0.46)	(0.50)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$12.8	$13.3	$12.7	$9.7	$26.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36998

BRIGHTHOUSE FUNDS
TRUST I
PanAgora Global Diversified Risk Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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PanAgora Global Diversified Risk Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Seeks total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.64%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.02%
Fee Waiver[1]	(0.01%)
Net Operating Expenses	1.01%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$103	$324	$562	$1,247
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies
PanAgora Asset Management, Inc. (“PanAgora” or “Subadviser”), the subadviser to the Portfolio, pursues an investment strategy designed to generate returns from a combination of asset classes with diversified risk characteristics. PanAgora will allocate the Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate the Portfolio’s assets among these asset classes in an effort to diversify the Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. The Portfolio’s risk diversified strategy is managed to target an annualized volatility level of 10% as discussed below.
In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, marginal contribution to volatility, estimated potential loss, and other proprietary measures) when building the Portfolio. For example, the Portfolio will generally allocate a greater portion of its assets to a lower risk asset class, such as developed market bonds, than to a higher risk asset class, such as global equities. In its “neutral” position, the Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify the Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of the Portfolio will be approximately as follows: 40% from
3

equity risk; 40% from fixed income risk; and 20% from inflation risk. However, there is no assurance that this targeted contribution of risk from each asset class can be achieved. Because of the difference in the amount of risk inherent in these asset classes, the percentage of the Portfolio’s assets allocated to each asset class is likely to be significantly different from the targeted risk expected from that asset class. PanAgora also expects to tactically vary the Portfolio’s allocation to the asset classes, using long and/or short positions, depending on market conditions, which will cause the Portfolio to deviate from its neutral position. The targeted overall risk level of the Portfolio may also be increased or decreased by PanAgora, depending on market conditions. Additionally, market movements are likely to change the risk levels and risk allocation of the Portfolio.
Following are the instruments expected to be utilized, either through direct investment in physical securities or through derivative instruments, including primarily futures and swaps on futures, to gain exposure to the different areas of risk:
Exposure to equity risk: global developed markets large-cap equities, global emerging markets equities, U.S. mid-cap equities, and U.S. small cap equities.
Exposure to fixed income risk: global developed market bonds.
Exposure to inflation risk: global inflation linked government bonds, including Treasury Inflation Protected Securities (“TIPS”), commodity futures and swaps, and emerging markets currencies, including through cash bonds and currency forwards.
The Portfolio may also integrate a currency portfolio basket (comprised of US Dollar and other currencies) to offer additional diversification to the Portfolio as well as help in the management of investment risks.
The Portfolio may also invest in exchange-traded funds (“ETFs”), exchange-traded notes, and money market instruments.
PanAgora will normally target an annualized volatility level for the Portfolio of 10%; however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. PanAgora may also, under certain exceptional market conditions, target a lower volatility level for the Portfolio. While PanAgora attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.
The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments or corporate entities located in developed markets. The Portfolio may invest in or have exposure to equity securities of companies of any market capitalization, including securities of small capitalization companies. The Portfolio may invest in debt securities of any credit quality, maturity or duration.
As a result of the Portfolio’s use of derivative instruments, the Portfolio may at times have leveraged exposure to one or more asset classes. The Portfolio’s use of futures contracts, forward contracts, swaps and certain other derivative instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivative instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be volatile. There is no assurance that the Portfolio’s use of derivative instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.
PanAgora Global Diversified Risk Portfolio
4

The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. PanAgora also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments such as financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
A significant portion of the assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the derivative positions the Portfolio takes and also earn income for the Portfolio. While the Portfolio normally does not engage in borrowing, leverage will be created when the Portfolio engages in futures transactions or uses certain other derivative instruments.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and
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reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
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Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk.  Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an
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investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Non-Diversification Risk.  Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The Portfolio is the successor to the portfolio formerly known as PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”) pursuant to a reorganization of the Predecessor Portfolio with and into the Portfolio effective as of the close of business on April 29, 2022. The Predecessor Portfolio is the
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accounting survivor of the reorganization. Performance information, including the share class inception date, shown for the Portfolio’s Class B shares for periods prior to the close of business on April 29, 2022 is historical information for the Predecessor Portfolio’s Class B shares. The Predecessor Portfolio was managed by PanAgora and had the same investment objective and a substantially identical investment strategy to the Portfolio.
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q1 2019	11.35%
Lowest Quarter	Q2 2022	-14.64%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	19.84%	0.66%	5.01%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  PanAgora Asset Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Edward Qian, Ph.D., CFA, Chief Investment Officer, Head of Research—Multi Asset, and lead Portfolio Manager and Jon Beaulieu, CFA, Director—Multi Asset, and Portfolio Manager, each with PanAgora, have managed the Portfolio since 2021, and prior to that managed the Predecessor Portfolio since 2014 and 2020, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between
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the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be
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predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek investment exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.
Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the
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Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
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Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the
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net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest
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rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith
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and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment
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decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Non-Diversification Risk
The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Subsidiary Risk
 By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were
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ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and
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compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee to the annual rate of 0.650% of the first $250 million of the Portfolio’s average daily net assets, 0.640% of such assets over $250 million up to $750 million, 0.630% of such assets over $750 million up to $1 billion, 0.590% of such assets over $1 billion up to $1.5 billion and 0.560% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker- dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by the Subadviser.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.33% of the Portfolio’s average daily net assets.
PANAGORA ASSET MANAGEMENT, INC., One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was organized in 1985 and incorporated in 1989. All voting interests in PanAgora are owned by Great-West Lifeco Inc. (“GWL”), indirectly through its subsidiaries, including Empower. In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned, in the aggregate, by PanAgora employees. Power Corporation of Canada, indirectly through its subsidiaries, owns a majority of GWL’s voting interests. PanAgora had approximately $43.8 billion in assets under management as of December 31, 2025.
The following individuals are jointly and primarily responsible for overseeing the day-to-day management of the Portfolio.
Edward Qian, Ph.D., CFA, is the Chief Investment Officer of Multi Asset and Head of Multi Asset Research for the firm. His primary responsibilities include investment research and portfolio management in PanAgora’s Multi Asset group. He is also a member of the firm’s Investment, Operating, and Directors Committees. Dr. Qian joined PanAgora in 2005.
Jon Beaulieu, CFA, is a Director within the Multi Asset group. Mr. Beaulieu is responsible for the daily management of the firm’s Risk Parity portfolios. Mr. Beaulieu also assists with the management of the firm’s domestic and global fixed income portfolios. Mr. Beaulieu joined PanAgora in 2010.
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Messrs. Qian and Beaulieu have managed the Portfolio since December 2021, and prior to that managed the Predecessor Portfolio since 2014 and 2020, respectively.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax
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advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
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composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Information shown for the Portfolio’s Class B shares for periods prior to the close of business on April 29, 2022 is historical information for the Predecessor Portfolio’s Class B shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
PanAgora Global Diversified Risk Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.11	$5.89	$6.09	$11.58	$11.82
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.22	0.19	0.17	0.02
Net realized and unrealized gain (loss)	0.94	0.02	0.09	(2.79)	0.70
Total income (loss) from investment operations	1.12	0.24	0.28	(2.62)	0.72
Less Distributions
Distributions from net investment income	(0.67)	(0.02)	(0.48)	(2.29)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.58)	(0.96)
Total distributions	(0.67)	(0.02)	(0.48)	(2.87)	(0.96)
Net Asset Value, End of Period	$6.56	$6.11	$5.89	$6.09	$11.58
Total Return (%) (b)	19.84	4.11	4.71	(25.66)	6.39
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.91	0.91	1.07
Net ratio of expenses to average net assets (%) (c)	0.92	0.90	0.90	0.89	1.06
Ratio of net investment income (loss) to average net assets (%)	2.97	3.59	3.27	2.51	0.20
Portfolio turnover rate (%)	97	27	42	36	34
Net assets, end of period (in millions)	$1,250.7	$1,240.2	$1,960.5	$2,117.4	$252.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-36999

BRIGHTHOUSE FUNDS
TRUST I
PIMCO Inflation Protected Bond Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

PIMCO Inflation Protected Bond Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximum real return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.64%	0.64%	0.64%
Interest Expenses	0.60%	0.60%	0.60%
All Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.13%	1.38%	1.28%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$115	$359	$622	$1,375
Class B	$140	$437	$755	$1,657
Class E	$130	$406	$702	$1,545
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 204% of the average value of its portfolio.
Principal Investment Strategies
Pacific Investment Management Company LLC (“PIMCO” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers (“CPI-U”) as the inflation measure. For more information about the CPI-U, please see “Investment Strategies and Risks” in the Statement of Additional Information. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The effective portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Bloomberg U.S. TIPS Index (the “Index”), as calculated by PIMCO.
PIMCO believes that no single risk should dominate returns and, as a result, emphasizes diversification of risks through the use of a wide range of strategies when constructing the investment portfolio. PIMCO seeks to
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add value through the use of “top-down” strategies such as exposure to duration, inflation positioning, yield curve positioning, country rotation and sector rotation. In addition, PIMCO employs “bottom-up” strategies that involve analysis and selection of specific securities and that try to take advantage of inflation patterns, unexpected changes in inflation levels and inflation volatility. By combining “top-down” and “bottom-up” strategies, PIMCO seeks to provide excess real returns in relation to the Index while maintaining a risk profile similar to that of the Index.
The Portfolio’s principal investments may include inflation-indexed bonds and securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities, including collateralized loan obligations; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; securities issued pursuant to Rule 144A under the Securities Act of 1933; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to a significant extent.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called “junk bonds”) rated B or higher by Moody’s Ratings, or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in
U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such as buy backs or dollar rolls.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect
PIMCO Inflation Protected Bond Portfolio
4

investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing nominal interest rates rise or increase when nominal interest rates fall. The nominal interest rate is considered the sum of a real interest rate and an expected inflation rate. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation-Protected Securities, may experience greater losses than other fixed income securities with similar durations. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than
PIMCO Inflation Protected Bond Portfolio
5

the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Short Sale and Short Position Risk.  The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Convertible Securities Risk.  Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than
PIMCO Inflation Protected Bond Portfolio
6

the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of
PIMCO Inflation Protected Bond Portfolio
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Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Collateralized Obligations Risk.  Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	5.55%
Lowest Quarter	Q2 2022	-6.50%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	7.93%	1.40%	3.35%
Class B	7.74%	1.15%	3.09%
Class E	7.84%	1.26%	3.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Bloomberg U.S. TIPS Index (reflects no deduction for mutual fund fees or expenses)	7.01%	1.12%	3.09%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Pacific Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.  Mike Cudzil, Managing Director of PIMCO, and Daniel He, Executive Vice President of PIMCO, have managed the Portfolio since 2025 and 2019, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
PIMCO Inflation Protected Bond Portfolio
8

Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
PIMCO Inflation Protected Bond Portfolio
9

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
PIMCO Inflation Protected Bond Portfolio
10

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation
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on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn,
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increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Any inflation-indexed bonds, including Treasury Inflation Protected Securities, held by the Portfolio will decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater loss than other fixed income securities with similar durations.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation
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since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the
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same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will generally be equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
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Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon purchase price. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
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The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
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The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position
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limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
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Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential
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information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
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The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.500% of the first $1.2 billion of such assets plus 0.450% of such assets over $1.2 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.48% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.500% of the first $1.2 billion of the Portfolio’s average daily net assets, 0.450% of such assets over $1.2 billion up to $2 billion and 0.425% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to PIMCO that is based on the combined assets of the PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
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The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.23% of the Portfolio’s average daily net assets.
Pacific Investment Management Company LLC,  650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2025, PIMCO had approximately $2.26 trillion in assets under management.
Mike Cudzil is a managing director at PIMCO. He is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
Daniel He is an executive vice president of PIMCO and a portfolio manager of the Portfolio. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Mr. He joined PIMCO in 2011 and has 20 years of investment experience.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can
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suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
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If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio
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calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective
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judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
PIMCO Inflation Protected Bond Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.74	$9.50	$9.38	$11.35	$10.85
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.43	0.39	0.38	0.76	0.54
Net realized and unrealized gain (loss)	0.34	(0.15)	(0.03)	(2.05)	0.06
Total income (loss) from investment operations	0.77	0.24	0.35	(1.29)	0.60
Less Distributions
Distributions from net investment income	(0.13)	0.00	(0.23)	(0.68)	(0.10)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00)(b)	0.00	0.00
Total distributions	(0.21)	0.00	(0.23)	(0.68)	(0.10)
Net Asset Value, End of Period	$10.30	$9.74	$9.50	$9.38	$11.35
Total Return (%) (c)	7.93	2.53	3.74	(11.60)	5.61
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	0.81	0.68	0.77	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	0.53	0.52	0.52	0.51
Net ratio of expenses to average net assets (%) (d)(e)	1.12	0.80	0.67	0.75	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.52	0.52	0.52	0.51	0.49
Ratio of net investment income (loss) to average net assets (%)	4.23	4.01	4.05	7.44	4.93
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$679.0	$714.1	$837.7	$940.2	$1,258.3

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.62	$9.42	$9.29	$11.25	$10.75
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.40	0.36	0.35	0.73	0.51
Net realized and unrealized gain (loss)	0.34	(0.16)	(0.02)	(2.04)	0.07
Total income (loss) from investment operations	0.74	0.20	0.33	(1.31)	0.58
Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.20)	(0.65)	(0.08)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00)(b)	0.00	0.00
Total distributions	(0.18)	0.00	(0.20)	(0.65)	(0.08)
Net Asset Value, End of Period	$10.18	$9.62	$9.42	$9.29	$11.25
Total Return (%) (c)	7.74	2.12	3.59	(11.88)	5.42
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.38	1.06	0.93	1.02	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.78	0.78	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (d)(e)	1.37	1.05	0.92	1.00	0.77
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.77	0.77	0.77	0.76	0.74
Ratio of net investment income (loss) to average net assets (%)	3.98	3.76	3.81	7.20	4.69
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$740.9	$778.8	$822.3	$853.3	$1,111.1
Please see following page for Financial Highlights footnote legend.
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34

PIMCO Inflation Protected Bond Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.66	$9.44	$9.32	$11.28	$10.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.37	0.36	0.74	0.52
Net realized and unrealized gain (loss)	0.34	(0.15)	(0.03)	(2.03)	0.07
Total income (loss) from investment operations	0.75	0.22	0.33	(1.29)	0.59
Less Distributions
Distributions from net investment income	(0.11)	0.00	(0.21)	(0.67)	(0.09)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00)(b)	0.00	0.00
Total distributions	(0.19)	0.00	(0.21)	(0.67)	(0.09)
Net Asset Value, End of Period	$10.22	$9.66	$9.44	$9.32	$11.28
Total Return (%) (c)	7.84	2.33	3.59	(11.73)	5.49
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.28	0.96	0.83	0.92	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.68	0.67	0.67	0.66
Net ratio of expenses to average net assets (%) (d)(e)	1.27	0.95	0.82	0.90	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.67	0.67	0.67	0.66	0.64
Ratio of net investment income (loss) to average net assets (%)	4.10	3.84	3.91	7.30	4.74
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$15.1	$14.6	$17.4	$20.1	$24.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(f)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 35%, 23%, 28%, 23%, and 36% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37000

BRIGHTHOUSE FUNDS
TRUST I
PIMCO Total Return Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

PIMCO Total Return Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximum total return, consistent with the preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.12%	0.12%	0.12%
Interest Expenses	0.09%	0.09%	0.09%
All Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.60%	0.85%	0.75%
Fee Waiver[1]	(0.02%)	(0.02%)	(0.02%)
Net Operating Expenses	0.58%	0.83%	0.73%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$59	$190	$333	$748
Class B	$85	$269	$469	$1,047
Class E	$75	$238	$415	$928
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 522% of the average value of its portfolio.
Principal Investment Strategies
Pacific Investment Management Company LLC (“PIMCO” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 65% of the Portfolio’s total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by PIMCO.
PIMCO believes that no single risk should dominate returns and, as a result, emphasizes diversification of risks through the use of a wide range of strategies when constructing the investment portfolio. PIMCO seeks to add value through the use of “top-down” strategies such as exposure to interest rates, duration, changing volatility, yield curve positioning and sector rotation. In addition, PIMCO employs “bottom-up” strategies involving analysis and selection of specific securities. By combining top-down and bottom-up strategies, PIMCO seeks to add value over time while incurring, in PIMCO’s estimation, acceptable levels of portfolio risk.
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Principal investments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities, including collateralized loan obligations; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; securities issued pursuant to Rule 144A under the Securities Act of 1933; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (commonly called “junk bonds”) rated B or higher by Moody’s Ratings or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or if unrated, determined by PIMCO to be of comparable quality (except that within such 15% limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements (including credit default swap contracts), or in mortgage- or asset-backed securities. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to a significant extent. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
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Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had
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not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Short Sale and Short Position Risk.  The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Convertible Securities Risk.  Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may
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increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Credit Default Swap Risk.  Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public
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companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Collateralized Obligations Risk.  Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	7.01%
Lowest Quarter	Q1 2022	-6.19%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	9.21%	0.19%	2.55%
Class B	8.90%	-0.07%	2.30%
Class E	8.98%	0.04%	2.41%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Pacific Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.  Mohit Mittal, Managing Director, has managed the Portfolio since 2019. Mike Cudzil, Managing Director, has managed the Portfolio since 2022. Qi Wang, Managing Director and CIO Portfolio Implementation, has managed the Portfolio since 2025.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation
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on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other
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governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of
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mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Short Sale and Short Position Risk
The Portfolio may sell short shares of a security when it continues to hold other shares of that same security or when it holds other securities convertible or exchangeable into the securities sold short, or the Portfolio may sell short securities it does not own. The Portfolio may also enter into a short position through other means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short sale or short position with respect to a security or reference instrument, in the case of a short position, when it expects the value of the security or reference instrument to decline. The Portfolio will incur a loss if the value of the security sold short or the reference instrument increases after the time the Portfolio entered into the short sale or short position. This loss will generally be
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equal to the increase in the value of the security sold short or the reference instrument from the time that the short sale or short position was opened plus any transaction costs associated with the short sale or short position. In addition, when the Portfolio engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. Engaging in a short sale or short position may cause the Portfolio to lose more money than the actual cost of the short sale or short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short sales and/or short positions will limit its ability to benefit fully from increases in the relevant securities markets. If the Portfolio borrows the securities that it sells short, the Portfolio is generally obligated to return the security to the lender at a later date and pay the lender of the security fees and any dividends or interest that accrue on the security during the period of the loan.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon purchase price. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for
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lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
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The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys or sells a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Subadviser is incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there may be no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements, to realize on collateral, to net obligations, or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
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Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
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The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or
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losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Collateralized Obligations Risk
Collateralized obligations, including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), are subject to varying degrees of credit and counterparty risk depending on their level of credit protection and when they are entitled to receive payments of principal and interest. If the Portfolio purchases CBOs, CLOs or other CDOs that are subordinated to other interests in the same pool of debt securities, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the securities underlying CBOs, CLOs and other CDOs may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of CBOs, CLOs and other CDOs and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as high yield debt.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an
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investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the
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interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or
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customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.500% of the first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion. For the year ended December 31, 2025, the Portfolio paid an investment advisory fee of 0.45% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.500% of the first $1 billion of the Portfolio’s average daily net assets, 0.475% of such assets over $1 billion up to $1.2 billion, 0.450% of such assets over $1.2 billion up to $3 billion and 0.425% of such assets over $3 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the application of a discount to the subadvisory fee payable by BIA to PIMCO that is based on the combined assets of the PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for
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the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.20% of the Portfolio’s average daily net assets.
Pacific Investment Management Company LLC,  650 Newport Center Drive, Newport Beach, California 92660, is the Subadviser to the Portfolio. As of December 31, 2025, PIMCO had approximately $2.26 trillion in assets under management.
The Portfolio is jointly managed by a team of professionals, including Mohit Mittal, Mike Cudzil and Qi Wang.
Mr. Mittal is a managing director at PIMCO. He is a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios and is a senior member of LDI, Total Return, Dynamic Bond, and Credit portfolio management teams. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Mr. Mittal joined PIMCO in 2007 and was previously a specialist on PIMCO’s interest rates and derivatives desk.
Mr. Cudzil is a managing director at PIMCO. He is a portfolio manager and mortgage specialist. Mr. Cudzil joined PIMCO in 2012.
Ms. Wang is CIO Portfolio Implementation, a member of the PM management committee, and a managing director at PIMCO, with oversight for the firm’s portfolio implementation, portfolio management analytics, and the PM data delivery platform. She is a portfolio manager and a member of the Investment Committee. Ms. Wang joined PIMCO in 2010.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution
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and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
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significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
PIMCO Total Return Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.88	$9.92	$9.64	$11.63	$12.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.44	0.38	0.28	0.25
Net realized and unrealized gain (loss)	0.47	(0.18)	0.21	(1.94)	(0.39)
Total income (loss) from investment operations	0.88	0.26	0.59	(1.66)	(0.14)
Less Distributions
Distributions from net investment income	(0.60)	(0.30)	(0.31)	(0.33)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.60)	(0.30)	(0.31)	(0.33)	(0.76)
Net Asset Value, End of Period	$10.16	$9.88	$9.92	$9.64	$11.63
Total Return (%) (b)	9.21	2.73	6.22	(14.34)	(1.13)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.61	0.57	0.52	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.57	0.57	0.54	0.48	0.46
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.48	0.48	0.48	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	4.11	4.43	3.94	2.72	2.06
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$1,626.0	$1,674.9	$1,886.1	$1,857.1	$2,488.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.67	$9.72	$9.44	$11.39	$12.29
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.41	0.35	0.25	0.21
Net realized and unrealized gain (loss)	0.45	(0.18)	0.21	(1.90)	(0.38)
Total income (loss) from investment operations	0.83	0.23	0.56	(1.65)	(0.17)
Less Distributions
Distributions from net investment income	(0.57)	(0.28)	(0.28)	(0.30)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.57)	(0.28)	(0.28)	(0.30)	(0.73)
Net Asset Value, End of Period	$9.93	$9.67	$9.72	$9.44	$11.39
Total Return (%) (b)	8.90	2.43	6.05	(14.56)	(1.39)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.86	0.82	0.77	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.82	0.79	0.73	0.71
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.73	0.73	0.73	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	3.86	4.18	3.69	2.47	1.81
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$1,895.8	$1,967.8	$2,038.4	$2,038.5	$2,738.3
Please see following page for Financial Highlights footnote legend.
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PIMCO Total Return Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.81	$9.85	$9.56	$11.52	$12.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.42	0.36	0.25	0.23
Net realized and unrealized gain (loss)	0.46	(0.17)	0.21	(1.91)	(0.39)
Total income (loss) from investment operations	0.85	0.25	0.57	(1.66)	(0.16)
Less Distributions
Distributions from net investment income	(0.58)	(0.29)	(0.28)	(0.30)	(0.23)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.58)	(0.29)	(0.28)	(0.30)	(0.74)
Net Asset Value, End of Period	$10.08	$9.81	$9.85	$9.56	$11.52
Total Return (%) (b)	8.98	2.59	6.13	(14.45)	(1.30)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.76	0.72	0.67	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c)(d)	0.72	0.72	0.69	0.63	0.61
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.63	0.63	0.63	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	3.96	4.28	3.79	2.39	1.92
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$15.9	$17.6	$19.8	$19.4	$77.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(e)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 33%, 30%, 24%, 23%, and 28% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37001

BRIGHTHOUSE FUNDS
TRUST I
Schroders Global Multi-Asset Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
The Securities and Exchange Commission and the Commodity Futures
Trading Commission have not approved or disapproved these
securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Schroders Global Multi-Asset Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Seeks capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.97%
Fee Waiver[1]	(0.01%)
Net Operating Expenses	0.96%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$98	$308	$535	$1,189
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
Schroder Investment Management North America Inc., subadviser to the Portfolio (“SIMNA Inc.”), along with its affiliate, Schroder Investment Management North America Limited, sub-subadviser to the Portfolio (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders” or “Subadviser”) pursues the Portfolio’s investment objective through a flexible asset allocation approach driven by thematic and tactical ideas. The Portfolio also employs various techniques to seek to control portfolio volatility.
Schroders allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Schroders believes may affect the value of the Portfolio’s investments. The Portfolio invests in globally diverse equity and fixed income securities and may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may also invest up to 10% of its total assets in any combination of the following other asset classes: emerging market equities, emerging market debt, high yield debt (commonly known as “junk bonds”), commodities, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities.
The Portfolio is expected, under normal circumstances, to have a strategic asset allocation to global equities in the range of 40%-70% (the “Equity Component”), fixed income securities in the range of 20%-50% (the “Fixed Income Component”), and alternative assets (as described above) to a maximum of 10% (the “Alternatives Component”) and cash and cash equivalents in the range of 0%-20%. The allocation will be dynamically adjusted within these ranges as market conditions change; however, the net equity or fixed income exposures could fall below their minimums when the volatility cap mechanism is triggered (as
3

described below). Combined investments in the Equity Component and any emerging market equities in the Alternative Component are limited to 70% of the Portfolio’s assets at the time of investment.
Schroders reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance or to reduce risk. Schroders makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. When making these allocation decisions Schroders considers a common set of drivers (e.g. valuation, cyclical and sentiment) and a range of time horizons (e.g. shorter-term tactical, medium-term thematic and longer-term structural). By adjusting investment exposure among the various asset classes in the Portfolio, Schroders seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment objective.
The Portfolio may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies, and the Portfolio may also invest in exchange-traded funds (“ETFs”). The Portfolio also may invest in commodities or investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities, either by investing directly in such instruments, or indirectly by investing in its wholly-owned subsidiary as discussed below. The Portfolio is expected to be highly diversified across industries, sectors, and countries. Schroders may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or to limit losses on securities that have declined in value.
In selecting securities for the Equity Component, Schroders analyzes company fundamentals of value, quality, growth stability and financial strength. This approach seeks to maximize the Portfolio’s exposure to stocks having a higher probability of good performance—and avoid or underweight stocks with a higher probability of poor performance.
The Fixed Income Component consists of investment grade fixed and floating rate securities. In selecting securities for the Fixed Income Component, Schroders exploits the asymmetric risks of the credit premium through downside risk management. Schroders accomplishes this through detailed credit analysis that uses the firm’s fundamental research to gain a full perspective of the issuer and its capital structure.
Schroders will, in normal market environments, seek to limit the annual total volatility (excluding any contribution to volatility from exposure to Interest Rate Derivatives, defined below) of the Portfolio to approximately 10% over the longer term, though the annual total volatility of the Portfolio may fall above or below that limit in the shorter term. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. To the extent that adequate volatility management cannot be obtained through asset allocation, Schroders will employ a systematic volatility control process which seeks to manage Portfolio volatility. In seeking to manage the Portfolio volatility, Schroders expects to use liquid equity and fixed income futures as the principal tools to reduce market exposure in the Portfolio. While Schroders attempts to manage the Portfolio’s volatility as described above, there can be no assurance that the Portfolio will achieve the targeted volatility.
The Portfolio may make substantial use of derivatives. Schroders may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.
The Portfolio will also make use of an interest rate overlay that: (1) will use a combination of interest rate swaps, interest rate futures and/or total return swaps (“Interest Rate Derivatives”) and (2) in combination, will have an effective notional value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. The percentage of the Portfolio’s net assets represented
Schroders Global Multi-Asset Portfolio
4

by Interest Rate Derivatives within the interest rate overlay may change in different market environments, but is normally expected to stay within the range of approximately 25% to 35% of net assets. Schroders expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not make use of the interest rate overlay. Schroders anticipates that under normal market conditions the Interest Rate Derivatives within the interest rate overlay will have an effective maturity of approximately 10 years.
For more information about these derivatives investments, please see “Investment Strategies and Risks” in the Statement of Additional Information. Separate to the strategic asset allocation, the Portfolio will maintain a portion of its assets in cash and cash equivalents, which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
The Portfolio may allocate up to 10% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Schroders also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk.  Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a
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significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Interest Rate Swap Risk.  The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market
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disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Commodities Risk.  Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including TIPS, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Portfolio’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands
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could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio, such as by reducing the Portfolio’s investment returns. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.
Tax Risk.  In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Convertible Securities Risk.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Forward and Futures Contract Risk.  The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
Credit Default Swap Risk.  Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
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Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	12.11%
Lowest Quarter	Q2 2022	-11.13%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	9.85%	4.28%	5.28%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index (reflects no deduction for mutual fund fees or expenses)	8.17%	-2.15%	1.26%
Dow Jones Moderate Portfolio Index (reflects no deduction for mutual fund fees or expenses)	13.82%	5.31%	7.32%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  SIMNA Inc. is the subadviser to the Portfolio and SIMNA Ltd. is the sub-subadviser to the Portfolio.
Portfolio Managers.  Marcus Durell, Head of Equity Derivatives and FX Management, Mallory Timmermans, CFA, Head of Risk Managed Investments Portfolio Management, and Ugo Montrucchio, CFA, Head of Multi-Asset Investments, Europe, have each managed the Portfolio since 2024.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering
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other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between
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the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Volatility Management Risk
The Subadviser seeks to mitigate the effects of extreme market conditions by attempting to adjust the Portfolio’s overall exposure to volatility. There can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. As a result, the Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values. In addition, the investment performance of the Portfolio relative to that of other portfolios may be adversely affected if the other portfolios do not attempt to manage their volatility or they target a different level of volatility than does the Portfolio.
The investment techniques the Subadviser uses in managing the Portfolio’s volatility may not be as effective as the techniques other portfolios may use to manage volatility. In addition, the Portfolio may realize losses as a result of the implementation of volatility management strategies for the Portfolio. For example, delays in increasing or decreasing the Portfolio’s volatility level may adversely affect the Portfolio’s performance or result in losses. During periods of extremely low volatility or extremely high volatility, the Subadviser may experience difficulty in adjusting the Portfolio’s volatility to the desired level.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be
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predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. the Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or
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losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
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Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.  Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An
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increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
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Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
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Interest Rate Swap Risk
Interest rate swaps may be illiquid, and they subject the Portfolio to credit and counterparty risk. The risk of interest rate swaps includes changes in market conditions that affect the value of the contract or the cash flows, and the possible inability or unwillingness of the counterparty to fulfill its obligations under the agreement. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used. However, barring a default by the swap counterparty, the risk of loss in an interest rate swap is generally limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.
The absence of a central exchange or market for interest rate swap agreements may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Certain interest rate swaps are required to be (or are capable of being voluntarily) cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. In a cleared swap, the clearinghouse will be the counterparty to the transaction, so the Portfolio will assume the risk that the clearinghouse may be unable or unwilling to perform its obligations to the Portfolio. The Portfolio will also assume the risk that the member of the clearinghouse through which it holds its position may be unable or unwilling to perform its obligations to the Portfolio.
Participants in swaps that are not cleared are not as protected as participants on organized exchanges or whose swaps are cleared through clearinghouses, because performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to increased risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive, any other amounts due to the Portfolio under the contract, and the amount of any collateral posted with the counterparty.
In addition, if a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in losses.
The Portfolio will use interest rate swaps to hedge against the risk of a fall in interest rates. The use of interest rate swaps by the Portfolio may assist the Insurance Companies to provide benefit guarantees associated with your Contract. The use of interest rate swaps in this manner may, under certain conditions, reduce the Portfolio’s return and might increase the volatility of the Portfolio.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will
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depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Commodities Risk
The Portfolio may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify. If the Portfolio’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Portfolio.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and
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expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid
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principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds,” are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of
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high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Subsidiary Risk
By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Under Treasury regulations, the earnings of the Subsidiary included in the income of the Portfolio for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Island taxes, Portfolio shareholders would likely suffer decreased investment returns.
Tax Risk
In order to qualify for the special tax treatment accorded to a regulated investment company (“RIC”) and its shareholders under the Internal Revenue Code of 1986, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded to a RIC and its shareholders, and were ineligible to or were not to cure such failure within the required timeframe, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In
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addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held
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by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Credit Default Swap Risk
Credit default swap contracts, a type of derivative, involve special risks and may result in losses to the Portfolio. Credit default swaps may be illiquid, and they may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps). Where the Portfolio buys or sells a credit default swap, the Portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Subadviser is
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incorrect in its assessment of the issuer of the referenced obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into a credit default swap contract.
As there may be no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Developments in the swap market, including government regulation, could adversely affect the Portfolio’s ability to terminate existing credit default swap agreements, to realize on collateral, to net obligations, or to realize amounts to be received under such agreements.
When the Portfolio is the seller of a credit default swap contract, the Portfolio effectively adds leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an
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investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may, at its discretion, sell a portfolio security to take advantage of more attractive investment opportunities, when it no longer meets the criteria used to implement the Portfolio’s investment strategy, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the Portfolio’s portfolio turnover rate that is reported in the Portfolio Summary. If these instruments were included in that calculation, the Portfolio would have a higher portfolio turnover rate than otherwise stated.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business
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day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers
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or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
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The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-seven local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with SIMNA Inc. and SIMNA Ltd. to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing SIMNA Inc. and SIMNA Ltd. and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of SIMNA Inc. and SIMNA Inc, in turn, pays the fees of SIMNA Ltd., for managing the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.680% of the first $100 million of such assets, plus 0.660% of such assets over $100 million up to $250 million, plus 0.640% of such assets over $250 million up to $750 million, plus 0.620% of such assets over $750 million up to $1.5 billion, plus 0.600% of such assets over $1.5 billion. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.64% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA, the subadvisory agreement with SIMNA Inc. and the sub-subadvisory agreement with SIMNA Ltd. is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee to the annual rate of 0.655% on the first $200 million of the Portfolio’s average daily net assets, 0.645% of such assets over $200 million up to $250 million, 0.625% of such assets over $250 million up to $750 million, 0.595% of such
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assets over $750 million up to $1.25 billion, 0.580% of such assets over $1.25 billion up to $1.75 billion, and 0.550% of such assets over $1.75 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between SIMNA Inc. and BIA, SIMNA Inc. will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Subject to SIMNA Inc.'s ongoing oversight, SIMNA Inc. has delegated to SIMNA Ltd. certain of SIMNA Inc.'s portfolio management responsibilities with respect to the Portfolio. Each of SIMNA Inc. and SIMNA Ltd. follow the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of SIMNA Inc. and SIMNA Ltd. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio. The Subsidiary is also managed by SIMNA Inc. and SIMNA Ltd.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays SIMNA Inc. a fee based on the Portfolio’s average daily net assets and SIMNA Inc., in turn, pays SIMNA Ltd. a fee. The Portfolio is not responsible for the fees paid to SIMNA Inc. or SIMNA Ltd. For the year ended December 31, 2025, BIA paid to SIMNA Inc. and SIMNA Ltd., in the aggregate, an investment subadvisory fee of 0.34% of the Portfolio’s average daily net assets.
Schroder Investment Management North America Inc.,  7 Bryant Park, New York, New York 10018, serves as the subadviser to the Portfolio and its affiliate, Schroder Investment Management North America Limited, 1 London Wall Place, London, United Kingdom EC2Y 5AU, serves as the sub-subadviser to the Portfolio. Each of SIMNA Inc. and SIMNA Ltd., through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders plc, SIMNA Inc.’s and SIMNA Ltd.’s ultimate parent, is a global asset management company with approximately $1.11 trillion under management as of December 31, 2025.
The following individual is responsible for managing the Portfolio:
Marcus Durell is Head of Equity Derivatives and FX Management. Mr. Durell has been responsible for the Portfolio since 2024 and has been with Schroders since 2012.
Mallory Timmermans, CFA, is the Head of Risk Managed Investments Portfolio Management, a team focusing on the delivery of custom growth solutions globally. Ms. Timmermans has been responsible for the Portfolio since 2024 and has been with Schroders since 2012.
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Ugo Montrucchio, CFA, is Head of Multi-Asset Investments, Europe, managing assets on behalf of multi-asset clients across the U.S., the U.K. and Europe. Mr. Montrucchio is a member of the Global Asset Allocation Committee and the Duration Risk Premia Research team. Mr. Montrucchio has been responsible for the Portfolio since 2024 and has been with Schroders since 2013.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
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Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax
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advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
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composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. The Subsidiary investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. The Portfolio will value its shares of the Subsidiary at this net asset value.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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CONSOLIDATED FINANCIAL HIGHLIGHTS
The consolidated financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). The consolidated financial highlights table includes the financial highlights of the Subsidiary. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Schroders Global Multi-Asset Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.28	$11.39	$10.09	$13.78	$12.43
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.24	0.23	0.18	0.13
Net realized and unrealized gain (loss)	0.88	0.86	1.27	(2.95)	1.28
Total income (loss) from investment operations	1.13	1.10	1.50	(2.77)	1.41
Less Distributions
Distributions from net investment income	(0.18)	(0.21)	(0.20)	(0.16)	(0.04)
Distributions from net realized capital gains	(0.64)	0.00	0.00	(0.76)	(0.02)
Total distributions	(0.82)	(0.21)	(0.20)	(0.92)	(0.06)
Net Asset Value, End of Period	$12.59	$12.28	$11.39	$10.09	$13.78
Total Return (%) (b)	9.85	9.70	15.02	(20.17)	11.42
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96	0.96	0.94	0.93
Net ratio of expenses to average net assets (%) (c)	0.96	0.94	0.96	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	2.02	2.03	2.22	1.64	1.03
Portfolio turnover rate (%)	42	52	52	45	35
Net assets, end of period (in millions)	$586.8	$616.1	$1,055.4	$1,058.7	$1,515.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37002

BRIGHTHOUSE FUNDS
TRUST I
State Street Emerging Markets Enhanced Index Portfolio
(formerly, SSGA Emerging Markets Enhanced Index Portfolio)
Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

State Street Emerging Markets Enhanced Index Portfolio
(formerly, SSGA Emerging Markets Enhanced Index Portfolio)
PORTFOLIO SUMMARY:
Investment Objective
To provide total return, primarily through capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.59%	0.84%
Fee Waiver[1]	(0.04%)	(0.04%)
Net Operating Expenses	0.55%	0.80%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$56	$185	$325	$734
Class B	$82	$264	$462	$1,033
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, uses in-depth quantitative investment analysis to construct a portfolio that it believes has the potential to outperform the MSCI Emerging Markets Index (the “Index”). SSGA FM invests the Portfolio’s assets primarily in equity securities of companies in the Index. As of the date of this Prospectus, the Index consists of large and mid capitalization companies in 24 emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities included in an emerging markets stock index. Investments in exchange-traded funds (“ETFs”), other investment companies and depositary receipts that provide exposure to equity securities included in an emerging markets stock index will count toward satisfaction of the foregoing policy. The Portfolio may invest in securities of any market capitalization, including securities of smaller capitalization companies.
In addition, the Portfolio may pursue its investment objective and principal investment strategies by investing in ETFs, other investment companies and depositary receipts. The Portfolio may do so when such exposures represent an efficient way to gain a desired investment exposure, when investing directly in a market or country may be impractical, or for other investment purposes.
The Portfolio is not a traditional “indexed investment.” Although the Portfolio typically seeks to maintain overall sector, country, region and industry exposures similar to those of the Index, because the Portfolio is
3

actively managed and seeks to outperform the Index, its portfolio will differ from the Index and its return will typically differ from (and may underperform) the Index’s return.
SSGA FM selects investments for the Portfolio based on its analysis of companies, focusing on factors such as relative valuations, the quality of a company’s earnings, the company’s balance sheet and cash flows, and investor sentiment. SSGA FM also incorporates into its proprietary quantitative model an evaluation of the macroeconomic and market risk environment, to take into account prevailing market conditions. This process seeks to maintain a disciplined approach that is adaptive to the macroeconomic environment and responsive to changing market conditions. SSGA FM may also attempt to identify companies, industries, or countries that SSGA FM believes have the potential to experience significant increases in market prices due to recently implemented or anticipated changes in a company, industry, or within a country. SSGA FM may purchase, sell, or continue to hold an investment for the Portfolio whenever it believes that doing so may benefit the Portfolio, on the basis of any of the factors described above or any other factors it deems relevant. From time to time, the Subadviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Portfolio in the aggregate, or that a different investment might be more appropriate.
The Portfolio is unlikely to own all of the companies included in the Index and the Portfolio may invest a portion of its assets in securities not included in the Index. Equity securities in which the Portfolio may invest include common stocks and preferred stocks, real estate investment trusts, as well as derivatives selected by SSGA FM to attempt to provide a return comparable to the investment return of equity securities in the Index. The Portfolio may purchase securities in their initial public offerings.
The Portfolio may invest in securities of companies in any market sector. In seeking to maintain overall sector, country, region and industry exposures similar to those of the Index, the Portfolio may, from time to time, focus its investments in one or more sectors, countries, regions or industries. The Portfolio may concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry only when its underlying index concentrates in that industry. The Portfolio will not otherwise concentrate its investments in securities of issuers in any industry.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less
State Street Emerging Markets Enhanced Index Portfolio
4

mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Enhanced Index Strategy Risk.  Because the Portfolio is actively managed, its portfolio and investment return will not normally match that of its index, and it may underperform its index. Investment decisions by the Subadviser to under- or overweight securities in the index or to vary the Portfolio’s investments from the securities included in the index will affect the Portfolio’s performance versus that of the index. In addition, the Portfolio’s returns may deviate from those of the index as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that a counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses.
Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Investment Company and Exchange-Traded Fund Risk.  An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares
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of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	17.53%
Lowest Quarter	Q1 2020	-24.08%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	Since Inception	Inception Date
Class A	34.45%	6.31%	7.49%	4/29/2019
Class B	34.14%	6.04%	7.23%	4/29/2019
MSCI Emerging Markets Index (reflects no deduction for mutual fund fees or expenses)	33.57%	4.20%	6.63%	—
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  SSGA Funds Management, Inc. is the subadviser to the Portfolio.
Portfolio Managers.  Jay Siegrist, Vice President of State Street Investment Management (“State Street IM”) and a Senior Portfolio Manager in SSGA FM’s Systematic Equity Active Team, has managed the Portfolio since 2021. Adel Daghmouri, Vice President of State Street IM and a Senior Portfolio Manager in SSGA FM’s Systematic Equity Active Team, has managed the Portfolio since 2024.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
The Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”), such as the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”) or by other means. The less developed state of PRC’s investment and
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banking systems with respect to foreign investment subjects the settlement, clearing, and registration of transactions in that market to heightened risks. For example, China Connect program restrictions could limit the ability of the Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. As such, the Portfolio may not be able to dispose of its China A-Shares or other China-related investments when it wants to, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. Moreover, Stock Connect is subject to daily quota limits on purchases of China A- Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. In addition, Chinese authorities may intervene in China’s securities market and halt or suspend trading of securities (potentially indefinitely) and prevent the repatriation of capital from China.
Additionally, investments through China Connect programs and other means of investing in securities of Chinese issuers involve certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased tariffs, sanctions, embargoes and other trade limitations, risks associated with investments in variable interest entities (as described below) and potential adverse tax consequences.
Certain Chinese companies to which the Portfolio seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China but, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure, generally or with respect to certain industries. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of dispute, the remedies and rights of the Portfolio may be limited and legal uncertainty may be exploited against the interests of the Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Portfolio, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, that the contracts are otherwise not enforceable under Chinese law, in which case the Portfolio may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Portfolio is not an owner/shareholder of the underlying Chinese operating company and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate.
Enhanced Index Strategy Risk
The Portfolio is actively managed and does not seek to replicate the performance of a specified index. The Portfolio’s portfolio and investment return will not normally match that of its index, and the Portfolio may underperform its index. Investment decisions by the Subadviser to under- or overweight securities in the index or to vary the Portfolio’s investments from the securities included in the index, including as to specific securities or as to broader investment sectors, will affect the Portfolio’s performance versus that of the index. In addition, the Portfolio’s returns may deviate
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from those of the index as a result of, among other things, fair value pricing, portfolio operating expenses, transaction costs, securities lending activities, net asset value rounding, contributions to and withdrawals from the Portfolio and delays in investing cash.
Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds,
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any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these
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companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Investment Company and Exchange-Traded Fund Risk
Investments in open-end and closed-end investment companies and ETFs involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
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Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more
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sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
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Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.550% of the first $250 million of such assets plus 0.500% of such assets over $250 million up to $500 million plus 0.450% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.45% of the Portfolio’s average daily net assets. In the event that SSGA FM were to cease serving as the subadviser to the Portfolio, BIA would receive monthly compensation at an annual rate of 1.10% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.525% of the first $250 million of the Portfolio’s average daily net assets, 0.485% of such assets over $250 million up to $500 million, 0.425% of such assets over $500 million up to $750 million, and 0.395% of such assets over $750 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.17% of the Portfolio’s average daily net assets.
SSGA Funds Management, Inc.,  One Congress Street, Boston, Massachusetts 02114, is the Subadviser to the Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2025, SSGA FM had approximately $1.34 trillion in assets under management. SSGA FM and certain other affiliates of State Street Corporation make up State Street IM, the investment management arm of State Street Corporation. As of December 31, 2025, State Street IM had approximately $5.66 trillion in assets under management.
The Portfolio is managed by SSGA FM’s Systematic Equity Active Team. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jay Siegrist and Adel Daghmouri.
Jay Siegrist is a Vice President of State Street IM and a Senior Portfolio Manager in SSGA FM’s Systematic Equity Active Team, primarily responsible for emerging market equity strategies. He manages the active and enhanced emerging markets portfolios, with a focus on Asia. Prior to joining the Systematic Equity Active Team in 2015, Mr. Siegrist was a portfolio manager on the active emerging markets team. He joined State Street IM in 1998.
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Adel Daghmouri is a Vice President of State Street IM and a Senior Portfolio Manager in SSGA FM’s Systematic Equity Active Team. He focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the Quantitative Canadian Active Equity Team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining State Street IM in 1998, Mr. Daghmouri has also worked as a portfolio manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to
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provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant
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portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
State Street Emerging Markets Enhanced Index Portfolio (formerly, SSGA Emerging Markets Enhanced Index Portfolio)
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.53	$9.77	$8.95	$11.50	$11.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.26	0.25	0.29	0.29
Net realized and unrealized gain (loss)	3.29	0.85	0.89	(2.59)	(0.20)
Total income (loss) from investment operations	3.61	1.11	1.14	(2.30)	0.09
Less Distributions
Distributions from net investment income	(0.12)	(0.35)	(0.32)	(0.25)	(0.19)
Total distributions	(0.12)	(0.35)	(0.32)	(0.25)	(0.19)
Net Asset Value, End of Period	$14.02	$10.53	$9.77	$8.95	$11.50
Total Return (%) (b)	34.45	11.41	12.80	(20.13)	0.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.68	0.73	0.71	0.67
Net ratio of expenses to average net assets (%) (c)	0.55	0.65	0.73	0.71	0.67
Ratio of net investment income (loss) to average net assets (%)	2.62	2.50	2.72	3.03	2.37
Portfolio turnover rate (%)	55	34	25	23	45
Net assets, end of period (in millions)	$781.7	$358.9	$356.7	$352.4	$446.3

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.46	$9.71	$8.90	$11.44	$11.57
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.23	0.23	0.27	0.26
Net realized and unrealized gain (loss)	3.26	0.85	0.87	(2.58)	(0.21)
Total income (loss) from investment operations	3.56	1.08	1.10	(2.31)	0.05
Less Distributions
Distributions from net investment income	(0.09)	(0.33)	(0.29)	(0.23)	(0.18)
Total distributions	(0.09)	(0.33)	(0.29)	(0.23)	(0.18)
Net Asset Value, End of Period	$13.93	$10.46	$9.71	$8.90	$11.44
Total Return (%) (b)	34.14	11.13	12.50	(20.32)	0.31
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.93	0.98	0.96	0.92
Net ratio of expenses to average net assets (%) (c)	0.80	0.90	0.98	0.96	0.92
Ratio of net investment income (loss) to average net assets (%)	2.43	2.24	2.43	2.78	2.21
Portfolio turnover rate (%)	55	34	25	23	45
Net assets, end of period (in millions)	$368.7	$7.8	$7.4	$6.0	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37003

BRIGHTHOUSE FUNDS
TRUST I
State Street Moderate ETF Portfolio
(formerly, SSGA Growth and Income ETF Portfolio)
Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

State Street Moderate ETF Portfolio
(formerly, SSGA Growth and Income ETF Portfolio)
PORTFOLIO SUMMARY:
Investment Objectives
Growth of capital and income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses)	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.50%	0.75%	0.65%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in investment companies known as exchange-traded funds (the “Underlying ETFs”), including exchange-traded funds advised by SSGA FM. The Portfolio allocates its assets among various asset classes. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests.
The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities.
In an effort to achieve its investment objectives and reduce portfolio volatility over an intermediate-term cycle, the Portfolio’s equity investments may be allocated across a range of asset classes which can include, but are not limited to, varying market capitalization categories (large, mid and small), U.S. and foreign real estate investment trust (“REIT”), and foreign developed and emerging markets, and the Portfolio’s fixed income investments may be allocated across a range of sectors which can include, but are not limited to, government, inflation protected government (both U.S. Treasury Inflation Protected Securities (“TIPS”) and equivalent foreign securities), bank loans, and U.S. and foreign debt securities, including emerging market debt securities, as well as investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”).
In addition, the Portfolio may invest in other asset classes (e.g., commodities) through exchange traded investment vehicles.
3

The following chart describes the strategic target allocations, as of April 27, 2026, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these target allocations may not directly correspond to investment in the Underlying ETFs because each Underlying ETF may contain various subsets of an asset class (e.g., large cap and mid cap equity securities), and the target allocations are subject to review and modification by SSGA FM.
In addition to investing in Underlying ETFs, the Portfolio may invest in other exchange traded vehicles such as exchanged traded notes and exchange traded grantor trusts.
Asset Class	Target Allocation*
Equities	60%
U.S. Large Cap		28%
U.S. Mid Cap		3%
U.S. Small Cap		3%
International Equity		14%
International Small Cap		2%
Emerging Market Equity		7%
Real Estate Investment Trusts		1%
Commodities		2%
Fixed Income	38%
U.S. Fixed Income		26.5%
High Yield		2.5%
Bank Loans		2.5%
Emerging Market Debt		2.5%
Treasury Inflation-Protected Securities		4%
Cash/Cash Equivalents	2%

*
Individual figures may not add up to the totals shown due to rounding.
Although the Portfolio will invest new assets and reinvest dividends based on the target allocations at such time, the Portfolio’s target allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.
The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.
Target allocations are reviewed by SSGA FM at least monthly and may be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter;
however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change, and at any time the target allocation to a certain asset class may be zero. SSGA FM reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the target allocation with respect to an asset class.
Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies, such as high yield bond funds, and cash equivalents, such as money market funds or repurchase agreements. In addition, SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities.
For additional information about the Portfolio’s investment strategies and where to find more detailed information about the Portfolio’s investments in the Underlying ETFs, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
State Street Moderate ETF Portfolio
4

Underlying ETF Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which my prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Portfolio Turnover Risk.  Portfolio turnover risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio or the Underlying ETFs might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s or the Underlying ETFs’ transaction costs, which can adversely affect the returns on the Portfolio’s or the Underlying ETFs' performance.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk.  An Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying ETF.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger
State Street Moderate ETF Portfolio
5

companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.
Credit and Counterparty Risk.  The value of an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.  The value of an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, an Underlying ETF may be unable to maintain positive returns or pay dividends to Underlying ETF shareholders. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause an Underlying ETF to lose money and the net asset value of the Underlying ETF’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Loan Investment Risk.  Investments by Underlying ETFs in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Underlying ETF may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Underlying ETF to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Underlying ETF invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Underlying ETF’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Underlying ETFs may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Underlying ETF’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
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Commodities Risk.  Exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	13.28%
Lowest Quarter	Q1 2020	-16.25%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	17.09%	7.46%	8.13%
Class B	16.78%	7.19%	7.85%
Class E	16.93%	7.30%	7.96%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
State Street Moderate Composite Index (reflects no deduction for mutual fund fees or expenses)	16.05%	7.04%	8.28%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  SSGA Funds Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Jeremiah Holly, CFA, a Vice President of State Street Investment Management (“State Street IM”) and a Senior Portfolio Manager in SSGA FM’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of State Street IM and Head of Portfolio Management in the Americas for the ISG, have managed the Portfolio since 2021 and 2014, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
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Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Portfolio’s Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Portfolio’s Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Portfolio’s Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Portfolio’s Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Portfolio Turnover Risk
Portfolio turnover risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio or the Underlying ETFs might result in a high degree of portfolio turnover. In addition, the Portfolio’s or the Underlying ETFs’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser or an Underlying ETF’s investment adviser. High portfolio turnover rates will increase the Portfolio’s or the Underlying ETFs’ transaction costs, which can adversely affect the Portfolio’s or the Underlying ETFs’ performance.
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Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk
An Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall
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as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying ETF could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying ETF’s shares. An Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying ETF. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying ETF or issuers in which an Underlying ETF invests. In addition, an Underlying ETF and the issuers in which an Underlying ETF invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying ETF. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying ETF’s holdings may be impacted, which could significantly impact the overall performance of an Underlying ETF. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying ETF. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a
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result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying ETF that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying ETF’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying ETF must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
An Underlying ETF is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying ETF. An Underlying ETF’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If an Underlying ETF engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying ETF in respect of the counterparty’s obligations to the Underlying ETF or recovering collateral that the Underlying ETF has provided to the counterparty and is entitled to recover, and the Underlying ETF may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, an Underlying ETF may be unable to maintain positive returns or pay dividends to Underlying ETF shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have
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unpredictable effects on markets, result in heightened market volatility and detract from an Underlying ETF’s performance to the extent the Underlying ETF is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause an Underlying ETF to lose money and the net asset value of the Underlying ETF’s shares to decline in certain conditions and over certain time periods. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying ETF’s fixed income investments will affect the volatility of the Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. An Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
Loan Investment Risk
Investments in loans expose an Underlying ETF to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose an Underlying ETF to the credit and counterparty risk of the financial or other institution from which or to whom an Underlying ETF purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause an Underlying ETF’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, an Underlying ETF may have difficulty valuing and selling these investments. An Underlying ETF may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose an Underlying ETF to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of
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borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce an Underlying ETF’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose an Underlying ETF to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of an Underlying ETF to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which an Underlying ETF may invest may not be considered “securities,” and therefore an Underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. An Underlying ETF may come into possession of material, non-public information about a borrower as a result of an Underlying ETF’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, an Underlying ETF might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which an Underlying ETF may invest or to which an Underlying ETF may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. An Underlying ETF may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede an Underlying ETF’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by an Underlying ETF; (iv) impede an Underlying ETF’s ability to timely vote or otherwise act with respect to loans; and (v) expose an Underlying ETF to adverse tax or regulatory consequences. An Underlying ETF’s transactions in loans may take longer than seven days to settle, which may affect an Underlying ETF’s process for meeting redemptions. An Underlying ETF may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying ETF with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying ETF that invests only in investment grade debt securities
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because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying ETF’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying ETF. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying ETF that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying ETF that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying ETF, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying ETF’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying ETF may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying ETF investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
An Underlying ETF may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected
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future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify. If such an Underlying ETF’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Underlying ETF might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Underlying ETF. If such an Underlying ETF were to fail to qualify as a regulated investment company, such failure might also cause a Portfolio that invests in such Underlying ETF to fail to so qualify.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
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The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which an Underlying ETF may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Portfolio may invest in exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities (e.g., gold). The value of commodities may be affected by events that might have less impact on other investments, and prices of commodity investments may fluctuate significantly over short periods due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international economic, military or regulatory developments. In addition, commodities markets (and exchange traded investment vehicles investing in commodities) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and other actions. The exchange traded investment vehicles in which the Portfolio may invest may not be registered under the 1940 Act and in such instances would not be subject to the regulatory scheme and investor protections of the 1940 Act.
The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), including, but not limited to, S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., Schwab International Small-Cap Equity ETF, and Vanguard ETFsTM of the Vanguard® Index Funds.2 Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, and, with respect to Underlying ETFs that use a passive investment strategy, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.
The Portfolio allocates its assets among various asset classes. Equity investments can include, but are not limited to, varying market capitalization categories (large, mid and small), U.S. and foreign real estate investment trusts, and foreign developed and emerging markets. Allocations to fixed income asset classes may include government, inflation protected government (both U.S. Treasury Inflation Protected Securities and equivalent foreign securities), bank loans, U.S. and foreign debt securities, including emerging market debt securities, investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”) and cash/money market. In addition, SSGA FM may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), international bonds, and country/regional investment vehicles. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other factors, the historical performance of each Underlying ETF and/or asset class, future risk/return expectations, and SSGA FM’s outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income Underlying ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.
SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. SSGA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSGA FM intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes, exchange traded grantor trusts and other open-end investment companies, including high yield bond funds and money market funds.
SSGA FM will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, (e.g., commodities) including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among

1
Exchange-traded funds are managed investment companies that hold a portfolio of common stocks, bonds or other securities that are typically designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF that tracks the performance of a particular market index will hold the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses.
2
iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates (“BlackRock”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio. SPDRs® is a trademark of Standard & Poor’s Financial Services LLC., licensed for use by State Street IM. The Portfolio is not sponsored, sold or endorsed by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. Vanguard® and Vanguard ETFsTM are trademarks of The Vanguard Group, Inc. (“Vanguard”). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFsTM. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
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the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change, and at any time the target allocation to a certain asset class may be zero.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by SSGA FM.
More detailed information about the Portfolio’s investments in the Underlying ETFs is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
SSGA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. SSGA FM may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which SSGA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which SSGA Trust Company (“SSGA Trust Co.”), an affiliate of SSGA FM, serves as trustee (collectively, “Affiliated Underlying ETFs”). SSGA FM or SSGA Trust Co. receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSGA FM allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSGA FM or SSGA Trust Co. its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSGA FM has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, SSGA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSGA FM is obligated to disregard these considerations in managing the Portfolio and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSGA FM or SSGA Trust Co. in connection with making such investments.
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s of Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying ETFs may do so in an attempt to achieve their investment objectives.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying ETFs and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying ETFs’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying ETF or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying ETFs or the Portfolio, which may result in losses to the Underlying ETFs and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying ETFs or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The State Street Moderate Composite Index is computed by State Street IM, consisting of 28% S&P 500 Index, 3% S&P MidCap 400 Index, 3% S&P 600 Index, 14% S&P Developed ex-U.S. BMI, 2% S&P Developed ex-U.S. ˂$2 BILLION BMI, 7% MSCI Emerging Markets IMI, 1% MSCI U.S. REIT Index, 2% DBLCI Diversified Commodity Index Excess Return Index, 26.50% Bloomberg U.S. Aggregate Bond Index, 2.50% Bloomberg U.S. High Yield Very Liquid Index, 2.50% IBOXX USD Liquid 100 Leveraged Loans Index, 2.50% Bloomberg EM Local Currency Government Diversified Index, 4% Bloomberg U.S. Treasury TIPS 0-5 Years Index, and 2% Bloomberg U.S. Treasury Bills 1-3 Months Index.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio
. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.330% of the first $500 million of such assets plus 0.300% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.31% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser.
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The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.06% of the Portfolio’s average daily net assets.
SSGA Funds Management, Inc., One Congress Street, Boston, Massachusetts 02114, is the Subadviser to the Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2025, SSGA FM had approximately $1.34 trillion in assets under management. SSGA FM and certain other affiliates of State Street Corporation make up State Street IM, the investment management arm of State Street Corporation. As of December 31, 2025, State Street IM had approximately $5.66 trillion in assets under management.
The Portfolio is managed by SSGA FM’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jeremiah Holly, CFA, and Michael Martel.
Mr. Holly, CFA, is a Vice President of State Street IM and a Senior Portfolio Manager in SSGA FM’s ISG. In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and model portfolio strategies. He is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Before joining ISG, Mr. Holly was a member of the firm’s Consultant Relations department supporting asset allocation and fixed income investment strategies. Mr. Holly joined State Street IM in 2005.
Mr. Martel is a Managing Director of State Street IM and Head of Portfolio Management in the Americas for SSGA FM’s ISG. In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services
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plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an
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Underlying ETF invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying ETFs by the Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which the Portfolio invests. For information about the pricing policies of the Underlying ETFs, including the circumstances under which the Underlying ETFs will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses for the Underlying ETFs.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
State Street Moderate ETF Portfolio (formerly, SSGA Growth and Income ETF Portfolio)
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.81	$9.98	$8.97	$13.27	$12.48
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.28	0.25	0.25	0.37
Net realized and unrealized gain (loss)	1.48	0.82	1.00	(2.25)	1.29
Total income (loss) from investment operations	1.78	1.10	1.25	(2.00)	1.66
Less Distributions
Distributions from net investment income	(0.31)	(0.27)	(0.24)	(0.39)	(0.27)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.65)	(0.27)	(0.24)	(2.30)	(0.87)
Net Asset Value, End of Period	$11.94	$10.81	$9.98	$8.97	$13.27
Total Return (%) (b)	17.09	11.17	14.12	(15.09)	13.61
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.63	2.70	2.66	2.41	2.83
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$31.1	$27.6	$26.5	$24.5	$31.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.69	$9.88	$8.87	$13.15	$12.37
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.25	0.22	0.22	0.33
Net realized and unrealized gain (loss)	1.47	0.81	1.01	(2.24)	1.29
Total income (loss) from investment operations	1.73	1.06	1.23	(2.02)	1.62
Less Distributions
Distributions from net investment income	(0.28)	(0.25)	(0.22)	(0.35)	(0.24)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.62)	(0.25)	(0.22)	(2.26)	(0.84)
Net Asset Value, End of Period	$11.80	$10.69	$9.88	$8.87	$13.15
Total Return (%) (b)	16.78	10.80	13.97	(15.38)	13.38
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (d)	2.34	2.42	2.39	2.15	2.54
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$1,626.9	$1,626.5	$1,709.9	$1,683.9	$2,211.2
Please see following page for Financial Highlights footnote legend.
State Street Moderate ETF Portfolio
33

State Street Moderate ETF Portfolio (formerly, SSGA Growth and Income ETF Portfolio)
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.73	$9.91	$8.91	$13.20	$12.41
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.26	0.24	0.23	0.35
Net realized and unrealized gain (loss)	1.48	0.82	0.99	(2.24)	1.29
Total income (loss) from investment operations	1.76	1.08	1.23	(2.01)	1.64
Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.23)	(0.37)	(0.25)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.64)	(0.26)	(0.23)	(2.28)	(0.85)
Net Asset Value, End of Period	$11.85	$10.73	$9.91	$8.91	$13.20
Total Return (%) (b)	16.93	10.98	13.93	(15.26)	13.52
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (d)	2.48	2.48	2.52	2.24	2.68
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$6.6	$5.8	$6.6	$6.7	$8.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
State Street Moderate ETF Portfolio
34

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37004

BRIGHTHOUSE FUNDS
TRUST I
State Street Moderately Aggressive ETF Portfolio
(formerly, SSGA Growth ETF Portfolio)
Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

State Street Moderately Aggressive ETF Portfolio
(formerly, SSGA Growth ETF Portfolio)
PORTFOLIO SUMMARY:
Investment Objective
Growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses)	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.53%	0.78%	0.68%
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$54	$170	$296	$665
Class B	$80	$249	$433	$966
Class E	$69	$218	$379	$847
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (“SSGA FM” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in investment companies known as exchange-traded funds (the “Underlying ETFs”), including exchange-traded funds advised by SSGA FM. The Portfolio allocates its assets among various asset classes. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests.
The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities in an effort to reduce portfolio volatility in difficult market environments.
In an effort to achieve its investment objectives and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to, varying market capitalization categories (large, mid and small), U.S. and foreign real estate investment trust (“REIT”), and foreign developed and emerging markets, and the Portfolio’s fixed income investments may be allocated across a range of sectors which can include, but are not limited to, government, inflation protected government (both U.S. Treasury Inflation Protected Securities (“TIPS”) and equivalent foreign securities), bank loans, and U.S. and foreign debt securities, including emerging market debt securities, as well as investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”).
3

In addition, the Portfolio may invest in other asset classes (e.g., commodities) through exchange traded investment vehicles.
The following chart describes the strategic target allocations, as of April 27, 2026, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these target allocations may not directly correspond to investment in the Underlying ETFs because each Underlying ETF may contain various subsets of an asset class (e.g., large cap and mid cap equity securities), and the target allocations are subject to review and modification by SSGA FM.
In addition to investing in Underlying ETFs, the Portfolio may invest in other exchange traded vehicles such as exchange traded notes and exchange traded grantor trusts.
Asset Class	Target Allocation*
Equities	80%
U.S. Large Cap		35%
U.S. Mid Cap		4.5%
U.S. Small Cap		4.5%
International Equity		18.5%
International Small Cap		3%
Emerging Market Equity		9.5%
Real Estate Investment Trusts		1%
International Real Estate Investment Trusts		1%
Commodities		3%
Fixed Income	18%
U.S. Fixed Income		13.5%
High Yield		1.5%
Bank Loans		1.5%
Emerging Market Debt		1.5%
Treasury Inflation-Protected Securities		0%
Cash/Cash Equivalents	2%

*
Individual figures may not add up to the totals shown due to rounding.
Although the Portfolio will invest new assets and reinvest dividends based on the target allocations at such time, the Portfolio’s target allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.
The Portfolio currently seeks to reduce portfolio volatility through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.
Target allocations are reviewed by SSGA FM at least monthly and may be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change, and at any time the target allocation to a certain asset class may be zero. SSGA FM reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the target allocation with respect to an asset class.
Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies, such as high yield bond funds, and cash equivalents, such as money market funds or repurchase agreements. In addition, SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities.
For additional information about the Portfolio’s investment strategies and where to find more detailed information about the Portfolio’s investments in the Underlying ETFs, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of
State Street Moderately Aggressive ETF Portfolio
4

these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk.  The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs may be adversely affected if the Underlying ETFs are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying ETFs in which it invests.
Asset Allocation Risk.  The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the mix of asset classes that results from such analysis, which my prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.
Portfolio Turnover Risk.  Portfolio turnover risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio or the Underlying ETFs might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s or the Underlying ETFs' transaction costs, which can adversely affect the Portfolio’s or the Underlying ETFs' performance.
Model and Data Risk.  When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. Models may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk.  An Underlying ETF’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying ETF.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with
State Street Moderately Aggressive ETF Portfolio
5

investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style.
Credit and Counterparty Risk.  The value of an Underlying ETF’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by an Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with an Underlying ETF files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Interest Rate Risk.  The value of an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, an Underlying ETF may be unable to maintain positive returns or pay dividends to Underlying ETF shareholders. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause an Underlying ETF to lose money and the net asset value of the Underlying ETF’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Loan Investment Risk.  Investments by Underlying ETFs in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Underlying ETF may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Underlying ETF to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Underlying ETF invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Underlying ETF’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Underlying ETFs may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Underlying ETF’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for
State Street Moderately Aggressive ETF Portfolio
6

higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Commodities Risk.  Exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	16.16%
Lowest Quarter	Q1 2020	-20.77%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	19.53%	9.28%	9.58%
Class B	19.23%	9.01%	9.31%
Class E	19.29%	9.11%	9.41%
MSCI All Country World Index (reflects no deduction for mutual fund fees or expenses)	22.34%	11.19%	11.72%
State Street Moderately Aggressive Composite Index (reflects no deduction for mutual fund fees or expenses)	19.02%	8.86%	9.75%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  SSGA Funds Management, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Jeremiah Holly, CFA, a Vice President of State Street Investment Management (“State Street IM”) and a Senior Portfolio Manager in SSGA FM’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of State Street IM and Head of Portfolio Management in the Americas for the ISG, have managed the Portfolio since 2021 and 2014, respectively.
State Street Moderately Aggressive ETF Portfolio
7

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
State Street Moderately Aggressive ETF Portfolio
8

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s and the Underlying ETFs’ assets decrease and decrease as the Portfolio’s and the Underlying ETFs’ assets increase. The percentage shown in the fee table for Acquired Fund Fees and Expenses (Underlying ETF Fees and Expenses), which appears in the Portfolio Summary, shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying ETFs during the last fiscal year.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Direct risks of investing in the Portfolio include:
Underlying ETF Risk
The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying ETFs is directly related to the performance of the Underlying ETFs. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying ETFs and the ability of the Underlying ETFs to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying ETF fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying ETF that performs poorly, including relative to other Underlying ETFs. There can be no assurance that the investment objective of the Portfolio or any Underlying ETF will be achieved. As an investor in Underlying ETFs, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying ETFs, including such Underlying ETFs’ management fee.
Asset Allocation Risk
The Portfolio’s ability to achieve its investment objective depends upon the Portfolio’s Subadviser’s analysis of various economic or market factors and the mix of asset classes that results from such analysis. The Portfolio’s Subadviser’s analysis, including any evaluations and assumptions regarding such economic or market factors, may prove incorrect. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if the Portfolio’s Subadviser allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as the Portfolio’s Subadviser anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Portfolio Turnover Risk
Portfolio turnover risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio or the Underlying ETFs might result in a high degree of portfolio turnover. In addition, the Portfolio’s or the Underlying ETFs' turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser or an Underlying ETF’s investment adviser. High portfolio turnover rates will increase the Portfolio’s or the Underlying ETFs' transaction costs, which can adversely affect the Portfolio’s or the Underlying ETFs' performance.
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Model and Data Risk
Given the complexity of the Portfolio’s investments and strategies, the Subadviser may rely heavily on quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Portfolio’s investments. These Models may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of Models will result in effective investment decisions for the Portfolio. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the Models. Investments selected using these Models may perform differently than as forecasted due to the factors incorporated into the Models and the weighting of each factor, changes from historical trends, and errors or issues in the construction and implementation of the Models (including, but not limited to, input or design issues, software issues and other technological issues).
When Models and Data used in managing the Portfolio contain an error, are input or designed incorrectly, or prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. For example, the Subadviser may in reliance on faulty Models or Data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Models used by the Subadviser may cause the Portfolio to underperform other investment strategies and may not perform as intended in volatile markets. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the Models that may be used by the Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Portfolio. The Subadviser will over time test, evaluate and add new Models, which may result in the modification of existing Models from time to time. There can be no assurance that Model modifications will be beneficial to the Portfolio’s performance or enable the Portfolio to achieve its investment objective.
All Models require Data to be inputted into them. If incorrect Data is entered into a Model, the resulting information will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a Model may not produce the desired results and the Portfolio may realize losses. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data is correctly inputted into a Model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.
Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying ETFs) include:
Market Risk
An Underlying ETF’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall
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as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying ETF’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying ETF could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying ETF will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, an Underlying ETF may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Underlying ETF’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for an Underlying ETF to value illiquid investments than more liquid investments. There is also a risk that an Underlying ETF will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying ETF’s shares. An Underlying ETF’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact an Underlying ETF. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, an Underlying ETF or issuers in which an Underlying ETF invests. In addition, an Underlying ETF and the issuers in which an Underlying ETF invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to an Underlying ETF. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of an Underlying ETF’s holdings may be impacted, which could significantly impact the overall performance of an Underlying ETF. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
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Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying ETF’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, an Underlying ETF’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, an Underlying ETF may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of an Underlying ETF. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent an Underlying ETF owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying ETF’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF’s foreign currency or securities holdings. Although an Underlying ETF may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying ETF.
To the extent an Underlying ETF invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Underlying ETF to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Underlying ETF to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Underlying ETF the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a
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result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries.
The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.
Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying ETF that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
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Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying ETF’s adviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., an Underlying ETF must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Underlying ETF fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
An Underlying ETF is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying ETF. An Underlying ETF’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If an Underlying ETF engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying ETF, the Underlying ETF may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Underlying ETF in respect of the counterparty’s obligations to the Underlying ETF or recovering collateral that the Underlying ETF has provided to the counterparty and is entitled to recover, and the Underlying ETF may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying ETF that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying ETF’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, an Underlying ETF may be unable to maintain positive returns or pay dividends to Underlying ETF shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have
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unpredictable effects on markets, result in heightened market volatility and detract from an Underlying ETF’s performance to the extent the Underlying ETF is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, an Underlying ETF may have a very low, or even negative yield. A low or negative yield would cause an Underlying ETF to lose money and the net asset value of the Underlying ETF’s shares to decline in certain conditions and over certain time periods. An Underlying ETF is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying ETF’s fixed income investments will affect the volatility of the Underlying ETF’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying ETF may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying ETF paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in an Underlying ETF’s shares and reduce the liquidity of an Underlying ETF’s debt securities and other income-producing holdings. An Underlying ETF is more susceptible to the risks associated with rising interest rates during periods when prevailing interest rates are at or near their historic lows.
Loan Investment Risk
Investments in loans expose an Underlying ETF to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose an Underlying ETF to the credit and counterparty risk of the financial or other institution from which or to whom an Underlying ETF purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause an Underlying ETF’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, an Underlying ETF may have difficulty valuing and selling these investments. An Underlying ETF may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose an Underlying ETF to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of
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borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce an Underlying ETF’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose an Underlying ETF to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of an Underlying ETF to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which an Underlying ETF may invest may not be considered “securities,” and therefore an Underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. An Underlying ETF may come into possession of material, non-public information about a borrower as a result of an Underlying ETF’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, an Underlying ETF might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which an Underlying ETF may invest or to which an Underlying ETF may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. An Underlying ETF may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede an Underlying ETF’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by an Underlying ETF; (iv) impede an Underlying ETF’s ability to timely vote or otherwise act with respect to loans; and (v) expose an Underlying ETF to adverse tax or regulatory consequences. An Underlying ETF’s transactions in loans may take longer than seven days to settle, which may affect an Underlying ETF’s process for meeting redemptions. An Underlying ETF may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying ETF with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying ETF that invests only in investment grade debt securities
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because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Underlying ETF’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying ETF. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
An Underlying ETF that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.
An Underlying ETF that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying ETF, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying ETF’s adviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying ETF may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying ETF investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Commodities Risk
An Underlying ETF may invest directly or indirectly in commodity-linked derivative instruments that are designed to provide it with exposure to the commodities market without necessarily investing directly in physical commodities. Commodities are real assets such as oil, industrial metals, and precious metals such as gold or silver. The value of commodities may be affected by events that have less impact on non-commodity investments. Moreover, exposure to the commodities markets may subject an Underlying ETF to greater volatility than investments in traditional securities due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international, economic, political or regulatory developments. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs and international economic, political and regulatory developments. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
In addition, there may be costs associated with the physical storage of the commodity underlying a derivative instrument, and the price of a commodity futures contract will reflect the storage costs of owning the physical commodity, even though the contract participants may not intend to make or take delivery of the commodity. Changes in storage costs for a commodity may result in changes to the value of futures contracts relating to that commodity.
Changes in the nature of the participants in the commodity derivatives markets may also affect the prices of such derivatives. For example, producers seeking to lock in the price of a commodity that they will deliver in the future generally must sell futures contracts at a price lower than the expected future cash price of the commodity in order to induce speculators to purchase the other side of the same futures contracts. Conversely, end users of a commodity seeking to hedge against a rise in prices generally must purchase futures contracts at a price higher than the expected
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future cash price. Therefore, the price of a commodity derivative may fluctuate based on whether the predominant hedgers in the market are producers or users of the commodity.
The ability of an Underlying ETF that intends to qualify as a regulated investment company to invest in commodity-linked derivative instruments may be limited by its intention to so qualify, and could adversely affect such Underlying ETF’s ability to so qualify. If such an Underlying ETF’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Underlying ETF might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Underlying ETF. If such an Underlying ETF were to fail to qualify as a regulated investment company, such failure might also cause a Portfolio that invests in such Underlying ETF to fail to so qualify.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Additional Indirect Risks of Investing in the Portfolio
The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
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The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of Underlying ETF shares may differ from the shares’ net asset value. The net asset value of Underlying ETF shares fluctuate with the changes in the market value of the Underlying ETF’s holdings, while the trading price of Underlying ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.
The Underlying ETFs may be non-diversified and, therefore, can hold securities of a smaller number of issuers and can invest a larger percentage of their assets in a single issuer than a diversified ETF. As a result, the Underlying ETFs will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
Another area of risk involves the potential focus of an Underlying ETF’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF’s share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which an Underlying ETF may invest in more heavily will vary. Moreover, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
The Portfolio may invest in exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities (e.g., gold). The value of commodities may be affected by events that might have less impact on other investments, and prices of commodity investments may fluctuate significantly over short periods due to a variety of factors, including supply and demand relationships, fiscal and exchange control programs, or international economic, military or regulatory developments. In addition, commodities markets (and exchange traded investment vehicles investing in commodities) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and other actions. The exchange traded investment vehicles in which the Portfolio may invest may not be registered under the 1940 Act and in such instances would not be subject to the regulatory scheme and investor protections of the 1940 Act.
The Underlying ETF’s returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF’s securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF’s ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs’ ability to track their applicable indices.
Certain Underlying ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other Underlying ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), and are therefore subject to active management risk. An active secondary market in Underlying ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an Underlying ETF’s shares will continue to be listed on an active exchange. There is a risk that an Underlying ETF may terminate due to extraordinary events. For example, any of the service providers to an Underlying ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, certain Underlying ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.
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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Understanding the Portfolio
The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds1 (previously defined as Underlying ETFs), including, but not limited to, S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., Schwab International Small-Cap Equity ETF, and Vanguard ETFsTM of the Vanguard® Index Funds.2 Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, and, with respect to Underlying ETFs that use a passive investment strategy, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a “fund of funds” and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.
The Portfolio allocates its assets among various asset classes. Equity investments can include, but are not limited to, varying market capitalization categories (large, mid and small), U.S. and foreign real estate investment trusts, and foreign developed and emerging markets. Allocations to fixed income asset classes may include government, inflation protected government (both U.S. Treasury Inflation Protected Securities and equivalent foreign securities), bank loans, U.S. and foreign debt securities, including emerging market debt securities, investment grade corporate debt securities and lower rated, higher-yielding debt securities (commonly referred to as “junk bonds”) and cash/money market. In addition, SSGA FM may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), international bonds, and country/regional investment vehicles. SSGA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other factors, the historical performance of each Underlying ETF and/or asset class, future risk/return expectations, and SSGA FM’s outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income Underlying ETFs reflects greater or lesser emphasis on growth of capital.
SSGA FM may choose to achieve a target allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing Underlying ETFs that invest in cash securities. SSGA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSGA FM intends to invest the Portfolio’s assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes, exchange traded grantor trusts and other open-end investment companies, including high yield bond funds and money market funds.
SSGA FM will regularly review the Portfolio’s asset allocation among equities, fixed income, cash/cash equivalents and other asset classes (e.g., commodities), including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among

1
Exchange-traded funds are managed investment companies that hold a portfolio of common stocks, bonds or other securities that are typically designed to track the performance of a certain market index or market sector, such as the S&P 500® Index. An exchange-traded fund is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An Underlying ETF that tracks the performance of a particular market index will hold the same stocks or bonds as the index it tracks (or a sampling of the stocks or bonds that are represented by that index in a proportion meant to track the performance of the entire index), so its market price generally reflects the value of the index at any given time. Exchange-traded funds are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees and marketing expenses. Therefore, exchange-traded fund shareholders pay their proportionate share of these expenses.
2
iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates (“BlackRock”). The Portfolio is not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BlackRock has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio. SPDRs® is a trademark of Standard & Poor’s Financial Services LLC., licensed for use by State Street IM. The Portfolio is not sponsored, sold or endorsed by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. Vanguard® and Vanguard ETFsTM are trademarks of The Vanguard Group, Inc. (“Vanguard”). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFsTM. Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
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the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSGA FM may at times make larger allocation changes if it believes market conditions warrant a larger change, and at any time the target allocation to a certain asset class may be zero.
Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services provided by SSGA FM.
More detailed information about the Portfolio’s investments in the Underlying ETFs is available from the Trust at the following website—www.brighthousefinancial.com/products/fund-resources.
The Portfolio will invest new assets and reinvest dividends based on the Portfolio’s target allocations at such time. However, the Portfolio’s allocations could change substantially over time as the Underlying ETFs’ asset values change due to market movements and portfolio management decisions.
SSGA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio’s investment objective and policies and target allocations. SSGA FM may allocate or reallocate a portion of the Portfolio’s assets into an Underlying ETF for which SSGA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which SSGA Trust Company (“SSGA Trust Co.”), an affiliate of SSGA FM, serves as trustee (collectively, “Affiliated Underlying ETFs”). SSGA FM or SSGA Trust Co. receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSGA FM allocates the Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSGA FM or SSGA Trust Co. its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSGA FM has an incentive to select and invest the Portfolio’s assets in Affiliated Underlying ETFs. Also, SSGA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSGA FM is obligated to disregard these considerations in managing the Portfolio and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSGA FM or SSGA Trust Co. in connection with making such investments.
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio and Underlying ETFs have adopted policies that set, for example, minimum and maximum percentages of their respective assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s or Underlying ETF’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Portfolio Turnover
Although the Portfolio generally does not engage in active and frequent trading of portfolio securities, the Underlying ETFs may do so in an attempt to achieve their investment objectives.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or
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operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Underlying ETFs and the Portfolio invest, which could result in material adverse consequences for such issuers, and may cause the Underlying ETFs’ and the Portfolio’s investments to lose value. In addition, cyber-attacks involving an Underlying ETF or Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Underlying ETFs or the Portfolio, which may result in losses to the Underlying ETFs and the Portfolio and their shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Underlying ETFs or the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The MSCI ACWI (All Country World Index) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index covers approximately 85% of the global investable equity opportunity set. It includes a broad range of international developed and emerging market companies, providing a comprehensive measure of global equity market performance.
The State Street Moderately Aggressive Composite Index is computed by State Street IM, consisting of 35% S&P 500 Index, 4.50% S&P MidCap 400 Index, 4.50% S&P 600 Index, 18.50% S&P Developed ex-U.S. BMI, 3% S&P Developed ex-U.S. ˂$2 BILLION BMI, 9.50% MSCI Emerging Markets IMI, 1% MSCI U.S. REIT Index, 1% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 3% DBLCI Diversified Commodity Index Excess Return Index, 13.50% Bloomberg U.S. Aggregate Bond Index, 1.50% Bloomberg U.S. High Yield Very Liquid Index, 1.50% IBOXX USD Liquid 100 Leveraged Loans Index, 1.50% Bloomberg EM Local Currency Government Diversified Index, and 2% Bloomberg U.S. Treasury Bills 1-3 Months Index.
It is not possible to invest directly in an index.
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ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.330% of the first $500 million of such assets plus 0.300% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.32% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser.
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The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.07% of the Portfolio’s average daily net assets.
SSGA Funds Management, Inc.,  One Congress Street, Boston, Massachusetts 02114, is the Subadviser to the Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2025, SSGA FM had approximately $1.34 trillion in assets under management. SSGA FM and certain other affiliates of State Street Corporation make up State Street IM, the investment management arm of State Street Corporation. As of December 31, 2025, State Street IM had approximately $5.66 trillion in assets under management.
The Portfolio is managed by SSGA FM’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jeremiah Holly, CFA, and Michael Martel.
Mr. Holly, CFA, is a Vice President of State Street IM and a Senior Portfolio Manager in SSGA FM’s ISG. In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and model portfolio strategies. He is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Before joining ISG, Mr. Holly was a member of the firm’s Consultant Relations department supporting asset allocation and fixed income investment strategies. Mr. Holly joined State Street IM in 2005.
Mr. Martel is a Managing Director of State Street IM and Head of Portfolio Management in the Americas for SSGA FM’s ISG. In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio
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offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Fund of Funds Structure
Each Underlying ETF will have other shareholders, each of whom, along with the Portfolio, will pay their proportionate share of the Underlying ETF’s expenses. As a shareholder of an Underlying ETF, the Portfolio will have the same voting rights as other shareholders.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent an
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Underlying ETF invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If an Underlying ETF invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). The Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the use of fair value pricing by an Underlying ETF is expected to reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Underlying ETF’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
Investments in Underlying ETFs by the Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which the Portfolio invests. For information about the pricing policies of the Underlying ETFs, including the circumstances under which the Underlying ETFs will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses for the Underlying ETFs. Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight.  Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
State Street Moderately Aggressive ETF Portfolio (formerly, SSGA Growth ETF Portfolio)
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.01	$9.97	$9.25	$13.86	$12.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.24	0.23	0.22	0.36
Net realized and unrealized gain (loss)	1.77	1.04	1.22	(2.41)	1.85
Total income (loss) from investment operations	2.02	1.28	1.45	(2.19)	2.21
Less Distributions
Distributions from net investment income	(0.26)	(0.24)	(0.21)	(0.37)	(0.23)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.04)	(0.24)	(0.73)	(2.42)	(0.96)
Net Asset Value, End of Period	$11.99	$11.01	$9.97	$9.25	$13.86
Total Return (%) (b)(c)	19.53	12.96	16.13	(15.67)	17.88
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.36	0.36	0.36	0.35	0.34
Ratio of net investment income (loss) to average net assets (%) (e)	2.18	2.27	2.40	2.04	2.64
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$44.9	$40.2	$37.1	$33.8	$40.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.89	$9.86	$9.16	$13.74	$12.51
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.21	0.20	0.19	0.31
Net realized and unrealized gain (loss)	1.76	1.04	1.20	(2.39)	1.85
Total income (loss) from investment operations	1.97	1.25	1.40	(2.20)	2.16
Less Distributions
Distributions from net investment income	(0.23)	(0.22)	(0.18)	(0.33)	(0.20)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.01)	(0.22)	(0.70)	(2.38)	(0.93)
Net Asset Value, End of Period	$11.85	$10.89	$9.86	$9.16	$13.74
Total Return (%) (b)(c)	19.23	12.72	15.75	(15.87)	17.60
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.60	0.59
Ratio of net investment income (loss) to average net assets (%) (e)	1.90	1.97	2.14	1.76	2.33
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$705.7	$679.1	$693.7	$664.7	$868.5
Please see following page for Financial Highlights footnote legend.
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State Street Moderately Aggressive ETF Portfolio (formerly, SSGA Growth ETF Portfolio)
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.93	$9.90	$9.19	$13.78	$12.54
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.22	0.21	0.20	0.33
Net realized and unrealized gain (loss)	1.76	1.04	1.21	(2.39)	1.85
Total income (loss) from investment operations	1.99	1.26	1.42	(2.19)	2.18
Less Distributions
Distributions from net investment income	(0.25)	(0.23)	(0.19)	(0.35)	(0.21)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.03)	(0.23)	(0.71)	(2.40)	(0.94)
Net Asset Value, End of Period	$11.89	$10.93	$9.90	$9.19	$13.78
Total Return (%) (b)(c)	19.29	12.78	15.93	(15.78)	17.75
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.51	0.51	0.51	0.50	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	2.02	2.07	2.23	1.86	2.46
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$6.8	$6.2	$6.6	$6.4	$8.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 17.80%, 17.52%, and 17.67% for Class A, Class B and Class E, respectively.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37005

BRIGHTHOUSE FUNDS
TRUST I
T. Rowe Price Large Cap Value Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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T. Rowe Price Large Cap Value Portfolio
PORTFOLIO SUMMARY:
Investment Objectives
Long-term capital appreciation by investing in common stocks believed to be undervalued.Income is a secondary objective.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.59%	0.84%	0.74%
Fee Waiver[1]	(0.06%)	(0.06%)	(0.06%)
Net Operating Expenses	0.53%	0.78%	0.68%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$54	$183	$323	$732
Class B	$80	$262	$460	$1,032
Class E	$69	$231	$406	$913
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in securities of large-cap companies the portfolio manager regards as undervalued.
The Portfolio defines a large-cap company as having a market cap that is either (i) larger than the current median market cap of companies in the Russell 1000® Value Index or (ii) larger than the three-year average median market cap of companies in the index based on the previous three December 31 dates. The Russell 1000® Value Index is a widely used benchmark of the largest domestic value stocks. As of December 31, 2025, the median market cap for the Russell 1000® Value Index was approximately $14.0 billion. The market capitalization limits will vary with market fluctuations.
The market capitalization of the companies owned by the Portfolio and the Russell index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels.
The Portfolio may also purchase stocks of smaller companies. The Portfolio may, from time to time, emphasize one or more sectors.
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The portfolio managers seek to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the portfolio managers generally look for one or more of the following:
■
low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm;
■
low stock price relative to a company’s underlying asset values;
■
companies that may benefit from restructuring activity; and/or
■
a sound balance sheet and other positive financial characteristics.
In pursuing its investment objectives, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the portfolio managers believe will provide an opportunity for substantial appreciation. These situations might arise when the portfolio managers believe a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While the Portfolio will invest most of its assets in U.S. common stocks, the Portfolio may invest in other securities, including foreign stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the
Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
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Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	20.88%
Lowest Quarter	Q1 2020	-28.57%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	12.32%	10.55%	10.36%
Class B	12.05%	10.28%	10.09%
Class E	12.16%	10.39%	10.20%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)	15.91%	11.33%	10.53%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  T. Rowe Price Associates, Inc., is the subadviser to the Portfolio.
Portfolio Managers.  John D. Linehan, Gabriel Solomon and Melanie Rizzo are Co-Chairs of the T. Rowe Price Large-Cap Value Portfolio Investment Advisory committee. Mr. Linehan, Mr. Solomon and Ms. Rizzo have managed the Portfolio since 2011, 2021 and April 2026, respectively.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
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Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
T. Rowe Price Large Cap Value Portfolio
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
T. Rowe Price Large Cap Value Portfolio
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
T. Rowe Price Large Cap Value Portfolio
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
T. Rowe Price Large Cap Value Portfolio
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
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To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objectives
The Portfolio’s stated investment objectives can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
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Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
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Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential
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information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
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The Adviser
Brighthouse Investment Advisers, LLC,  11225 North Community House Road Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to BIA shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to BIA shall be calculated according to the footnotes immediately following the table below. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.50% of the Portfolio’s average daily net assets.
Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%
1
When the Portfolio’s net assets decline below $100 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
2
When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
3
When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
4
When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to BIA shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
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Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.515% for all assets if the Portfolio’s average daily net assets are between $2 billion and $3 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive its investment advisory fee by the amount waived by the Subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time. The SAI provides more information about this fee waiver.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.23% of the Portfolio’s average daily net assets.
T. Rowe Price Associates, Inc., 1307 Point Street, Baltimore, Maryland 21231, is the subadviser to the Portfolio. T. Rowe Price was founded in 1937. As of December 31, 2025, T. Rowe Price and its affiliates managed approximately $1.8 trillion in assets for individual and institutional investor accounts.
The investment management decisions for the Portfolio are made by an Investment Advisory Committee. John D. Linehan, Gabriel Solomon and Melanie Rizzo are Co-Chairs of the Committee. The Committee Co-Chairs have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Linehan has been Co-Chair of the Committee since 2004 and he joined T. Rowe Price in 1998. Mr. Solomon became Co-Chair of the Committee in 2021 and he joined T. Rowe Price in 2004. Ms. Rizzo became Co-Chair of the Committee in April 2026 and she joined T. Rowe Price in 2004.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
T. Rowe Price Large Cap Value Portfolio
21

composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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22

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
T. Rowe Price Large Cap Value Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.37	$26.35	$28.77	$35.57	$28.77
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.48	0.54	0.64	0.63	0.56
Net realized and unrealized gain (loss)	2.59	2.40	1.75	(2.66)	6.96
Total income (loss) from investment operations	3.07	2.94	2.39	(2.03)	7.52
Less Distributions
Distributions from net investment income	(0.57)	(0.64)	(0.60)	(0.62)	(0.68)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.19)	(1.92)	(4.81)	(4.77)	(0.72)
Net Asset Value, End of Period	$27.25	$27.37	$26.35	$28.77	$35.57
Total Return (%) (b)	12.32	11.37	9.91	(4.89)	26.30
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.52	0.52	0.52	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	1.81	1.97	2.42	2.02	1.68
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$1,325.4	$1,334.5	$1,407.8	$1,409.1	$1,839.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$26.94	$25.97	$28.40	$35.17	$28.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.47	0.56	0.55	0.47
Net realized and unrealized gain (loss)	2.54	2.35	1.75	(2.63)	6.89
Total income (loss) from investment operations	2.95	2.82	2.31	(2.08)	7.36
Less Distributions
Distributions from net investment income	(0.49)	(0.57)	(0.53)	(0.54)	(0.62)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.11)	(1.85)	(4.74)	(4.69)	(0.66)
Net Asset Value, End of Period	$26.78	$26.94	$25.97	$28.40	$35.17
Total Return (%) (b)	12.05	11.11	9.64	(5.15)	25.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.77	0.77	0.77	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	1.56	1.71	2.17	1.79	1.44
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$889.0	$897.2	$928.1	$928.9	$1,078.6
Please see following page for Financial Highlights footnote legend.
T. Rowe Price Large Cap Value Portfolio
23

T. Rowe Price Large Cap Value Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.14	$26.15	$28.57	$35.36	$28.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.44	0.50	0.59	0.58	0.51
Net realized and unrealized gain (loss)	2.56	2.37	1.76	(2.65)	6.92
Total income (loss) from investment operations	3.00	2.87	2.35	(2.07)	7.43
Less Distributions
Distributions from net investment income	(0.52)	(0.60)	(0.56)	(0.57)	(0.64)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.14)	(1.88)	(4.77)	(4.72)	(0.68)
Net Asset Value, End of Period	$27.00	$27.14	$26.15	$28.57	$35.36
Total Return (%) (b)	12.16	11.18	9.78	(5.07)	26.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.67	0.67	0.67	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	1.66	1.82	2.27	1.88	1.53
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$295.3	$298.3	$306.2	$308.0	$374.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)
The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2025 through
2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37006

BRIGHTHOUSE FUNDS
TRUST I
T. Rowe Price Mid Cap Growth Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

T. Rowe Price Mid Cap Growth Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.79%	1.04%	0.94%
Fee Waiver[1]	(0.09%)	(0.09%)	(0.09%)
Net Operating Expenses	0.70%	0.95%	0.85%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$72	$243	$430	$970
Class B	$97	$322	$565	$1,263
Class E	$87	$291	$511	$1,146
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
T. Rowe Price Associates, Inc., subadviser to the Portfolio, and T. Rowe Price Investment Management, Inc., sub-subadviser to the Portfolio (together with T. Rowe Price Associates, Inc., “T. Rowe Price” or “Subadviser”), invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of common stocks, including common stocks purchased through initial public offerings (“IPOs”), of mid cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. T. Rowe Price defines mid cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400® Index or the Russell Midcap Growth Index. As of December 31, 2025, the market capitalizations of companies in the S&P MidCap 400® Index ranged from $1.7 billion to $32.9 billion. As of December 31, 2025, the market capitalizations of companies in the Russell Midcap Growth Index ranged from $144.9 million to $88.9 billion. The market capitalization of the companies and the S&P and Russell indices change over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company’s market capitalization grows or falls outside this range. The Portfolio may, from time to time, emphasize one or more sectors.
3

As “growth” investors, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. In selecting investments, T. Rowe Price generally favors companies that:
■
have proven products or services;
■
have a record of above-average earnings growth;
■
have demonstrated potential to sustain earnings growth;
■
have a connection to industries experiencing increasing demand; or
■
have stock prices that appear to undervalue their growth prospects.
In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less
T. Rowe Price Mid Cap Growth Portfolio
4

publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Focused Investment Risk.  Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	27.78%
Lowest Quarter	Q1 2020	-23.22%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	3.75%	4.08%	10.05%
Class B	3.42%	3.83%	9.77%
Class E	3.62%	3.92%	9.88%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	8.66%	6.65%	12.49%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadvisers.  T. Rowe Price Associates, Inc., is the subadviser to the Portfolio and T. Rowe Price Investment Management, Inc. is the sub-subadviser to the Portfolio.
Portfolio Managers.  Donald J. Easley, Co-Chair of the T. Rowe Price Mid-Cap Growth Fund Investment Advisory committee, has managed the Portfolio since 2025. Ashley R. Woodruff, Co-Chair of the T. Rowe Price Mid-Cap Growth Fund Investment Advisory committee, has managed the Portfolio since 2025.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for
T. Rowe Price Mid Cap Growth Portfolio
5

distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
T. Rowe Price Mid Cap Growth Portfolio
6

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
T. Rowe Price Mid Cap Growth Portfolio
7

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
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To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Focused Investment Risk
A Portfolio that invests a substantial portion of its assets in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, those particular securities or issuers or that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
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Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of
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its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and
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subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with higher price- to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
Brighthouse Investment Advisers, LLC,   11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently
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anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with T. Rowe Price Associates, Inc. (“TRPA”) and T. Rowe Price Investment Management, Inc. (“TRPIM”) to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing TRPA and TRPIM and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of TRPA and TRPA, in turn, pays the fees of TRPIM, for managing the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.750% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.63% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA, the subadvisory agreement with TRPA and the sub-subadvisory agreement with TRPIM is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.660% for all assets. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Voluntary Fee Waiver
BIA has voluntarily agreed to waive its investment advisory fee by the amount waived by TRPA pursuant to a voluntary subadvisory fee waiver. This voluntary advisory fee waiver is dependent on the satisfaction of certain conditions and may be terminated by BIA at any time. The SAI provides more information about this fee waiver.
The Subadviser
Under the terms of the subadvisory agreement between TRPA and BIA, TRPA will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Subject to TRPA’s ongoing oversight, TRPA has delegated to TRPIM all of TRPA’s portfolio management responsibilities, including portfolio securities voting obligations, with respect to the Portfolio. Each of TRPA and TRPIM follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of TRPA and TRPIM. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the subcontract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser.
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The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays TRPA a fee based on the Portfolio’s average daily net assets and TRPA, in turn, pays TRPIM a fee. The Portfolio is not responsible for the fees paid to TRPA or TRPIM. For the year ended December 31, 2025, BIA paid to TRPA and TRPIM, in the aggregate, an investment subadvisory fee of 0.38% of the Portfolio’s average daily net assets.
T. ROWE PRICE ASSOCIATES, INC., 1307 Point Street, Baltimore, Maryland 21231, is the subadviser to the Portfolio and T. ROWE PRICE INVESTMENT MANAGEMENT, INC., 1307 Point Street, Baltimore, Maryland 21231, is the sub-subadviser to the Portfolio. TRPA was founded in 1937 and TRPIM was founded in 2021. As of December 31, 2025, TRPA, TRPIM and their affiliates managed approximately $1.8 trillion in assets for individual and institutional investor accounts.
The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Donald J. Easley and Ashley R. Woodruff act as Co-Chairs of the Committee. The Committee Co-Chairs have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Donald J. Easley and Ashley R. Woodruff have been Co-Chairs of the T. Rowe Price Mid-Cap Growth Fund’s Investment Advisory Committee since January 2025. Mr. Easley joined T. Rowe Price in 2000 and his investment experience dates from 1999. Ms. Woodruff worked for T. Rowe Price from 2007 to 2013 and rejoined T. Rowe Price in 2018. Ms. Woodruff’s investment experience dates from 2001.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
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YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
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Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can
T. Rowe Price Mid Cap Growth Portfolio
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suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
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If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio
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calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective
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judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
T. Rowe Price Mid Cap Growth Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.44	$9.51	$8.32	$13.10	$12.48
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	0.01	0.02	0.00 (b)	(0.04)
Net realized and unrealized gain (loss)	0.30	0.86	1.62	(2.99)	1.84
Total income (loss) from investment operations	0.30	0.87	1.64	(2.99)	1.80
Less Distributions
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.94)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$8.43	$9.44	$9.51	$8.32	$13.10
Total Return (%) (c)	3.75	9.59	20.11	(22.33)	15.15
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (d)(e)	0.66	0.68	0.67	0.67	0.73
Ratio of net investment income (loss) to average net assets (%)	0.06	0.08	0.19	0.01	(0.27)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$347.3	$365.9	$396.8	$375.8	$522.8

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.64	$7.87	$6.97	$11.39	$11.02
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	(0.00)(b)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	0.22	0.70	1.35	(2.61)	1.61
Total income (loss) from investment operations	0.21	0.69	1.35	(2.63)	1.55
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$6.54	$7.64	$7.87	$6.97	$11.39
Total Return (%) (c)	3.42	9.31	19.84	(22.53)	14.87 (f)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.91	0.93	0.92	0.92	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.17)	(0.06)	(0.24)	(0.52)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$780.1	$849.8	$907.1	$843.5	$1,187.9
Please see following page for Financial Highlights footnote legend.
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T. Rowe Price Mid Cap Growth Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.36	$8.53	$7.51	$12.08	$11.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.00 (b)	(0.01)	(0.05)
Net realized and unrealized gain (loss)	0.26	0.77	1.47	(2.77)	1.70
Total income (loss) from investment operations	0.25	0.76	1.47	(2.78)	1.65
Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.93)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$7.30	$8.36	$8.53	$7.51	$12.08
Total Return (%) (c)	3.62	9.35	20.01	(22.50)	14.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d)(e)	0.81	0.83	0.82	0.82	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.07)	0.04	(0.14)	(0.42)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$13.1	$15.0	$16.3	$15.4	$24.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2025, 2024, 2023 and 2022; and 0.04% for the year ended December 31, 2021 (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37007

BRIGHTHOUSE FUNDS
TRUST I
TCW Core Fixed Income Portfolio

Class A and Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

TCW Core Fixed Income Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Maximize total return consistent with the preservation of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.59%	0.84%
Fee Waiver[1]	(0.12%)	(0.12%)
Net Operating Expenses	0.47%	0.72%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$48	$177	$317	$726
Class B	$74	$256	$454	$1,026
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 461% of the average value of its portfolio.
Principal Investment Strategies
TCW Investment Management Company LLC (“TCW” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in debt securities. These debt securities include but are not limited to securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed securities; asset-backed securities; U.S. dollar-denominated foreign securities (corporate and government); and other securities bearing fixed or variable interest rates of any maturity.
The Portfolio may invest up to 5% of its net assets in high-yield fixed income securities (commonly known as “junk bonds”). The Portfolio may also invest a portion of its assets in bank loans of companies in the high-yield universe. High-yield portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. The Portfolio may also make use of mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and inflation-indexed bonds. The Portfolio may invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
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The Portfolio may invest, without limitation, in derivative instruments such as options, futures and swap agreements. The Portfolio may invest in securities that are commonly referred to as mortgage derivatives (including inverse floaters) and interest only (“IO”), principal-only (“PO”), inverse IOs and tiered index bonds. The Portfolio may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
Under normal market conditions, the Portfolio uses a controlled risk approach, which attempts to control the principal risk components of the fixed-income markets and include consideration of:
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security selection within a given sector,
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relative performance of the various market sectors,
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the shape of the yield curve, and
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fluctuations in the overall level of interest rates.
TCW utilizes active asset allocation in managing the Portfolio’s investments and monitors the duration of the Portfolio’s portfolio securities to seek to mitigate its exposure to interest rate risk.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or
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recovering collateral and may lose all or a part of the income from the transaction.
High Yield Debt Security Risk.  High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Convertible Securities Risk.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Loan Investment Risk.  Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Leveraging Risk.  Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create
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an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risk that the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them. In addition, reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities. Reverse repurchase agreements may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
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Rule 144A and Other Exempted Securities Risk.  In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	7.48%
Lowest Quarter	Q1 2022	-6.04%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	7.55%	-0.52%	2.07%
Class B	6.82%	-0.82%	1.79%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  TCW Investment Management Company LLC is the subadviser to the Portfolio.
Portfolio Managers.  Bryan Whalen, Chief Investment Officer and Generalist Portfolio Manager of TCW, has managed the Portfolio since its inception in 2015. Jerry Cudzil, Generalist Portfolio Manager of TCW, and Ruben Hovhannisyan, Generalist Portfolio Manager of TCW, have each managed the Portfolio since 2023.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance
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companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
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shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
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market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it
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bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
High Yield Debt Security Risk
High yield debt securities, or “junk bonds”, are securities that are rated below “investment grade” or are not rated but are of equivalent quality. A Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than a Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for higher-rated debt securities. As a result, the Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid.
A Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest
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to compensate it for the additional credit and counterparty risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

A Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio, or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Subadviser to be of comparable quality (“distressed securities”), will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. A Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. A Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in
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currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also are generally expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.
The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating
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is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Loan Investment Risk
Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. It is possible that these investments also expose the Portfolio to the credit and counterparty risk of the financial or other institution from which or to whom the Portfolio purchases or sells loans. Economic and other events can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Portfolio’s share price to fall. The frequency and magnitude of such changes cannot be predicted. In addition, the market for some loans may be illiquid and, consequently, the Portfolio may have difficulty valuing and selling these investments. The Portfolio may be dependent on third parties to enforce its rights against underlying borrowers.
Any investments in below investment grade floating rate loans and floating rate and other debt securities are considered speculative because of the credit and counterparty risk of their borrowers and issuers and expose the Portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of borrowers and issuers of lower rated investments to make principal and interest payments. Such borrowers and issuers are also more likely to default on their payments of interest and principal owed than borrowers and issuers of investment grade loans and debt securities. Such defaults could reduce the Portfolio’s share price and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt security may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which could adversely affect the loan’s value.
Although loans and other debt securities may be adversely affected by rising interest rates, the floating rate feature of certain loans and debt securities may reduce this risk. Declines in prevailing interest rates may increase prepayments of loans and other debt securities and may expose the Portfolio to a lower rate of return if it reinvests the repaid principal in loans or debt securities with lower yields. Debt securities that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. No active trading market may exist for certain loans, which would impair the ability of the Portfolio to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Valuing loans often involves subjective judgements or unobservable inputs and therefore, the risks related to valuing loans are greater than other instruments that can be valued through observable inputs. In addition, there is typically a limited amount of public information available about loans because loans normally are not registered with the Securities and Exchange Commission or any state securities commission or listed on any securities exchange. Certain of the loans in which the Portfolio may invest may not be considered “securities,” and therefore the Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of
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fraud or misrepresentation by a borrower. The Portfolio may come into possession of material, non-public information about a borrower as a result of the Portfolio’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so. If the Subadviser declines to receive available material nonpublic information about the issuers of loans that also issue publicly traded securities, the Subadviser may have less information than other investors about certain of the loans in which it seeks to invest.
Some of the loans in which the Portfolio may invest or to which the Portfolio may obtain exposure may be “covenant-lite” loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. The Portfolio may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Portfolio’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Portfolio; (iv) impede the Portfolio’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Portfolio to adverse tax or regulatory consequences. The Portfolio’s transactions in loans may take longer than seven days to settle, which may affect the Portfolio’s process for meeting redemptions. The Portfolio may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a
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premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Leveraging Risk
Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.
Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.
The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations. In addition, leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon
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purchase price. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring, which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Reverse Repurchase Agreement Risk
Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements are subject to market risk, credit and counterparty risk and leveraging risk. Reverse repurchase agreements involve the risks that (i) the interest income earned from the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Portfolio will decline below the price of the securities the Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Portfolio is required to repurchase them and (iv) the securities will not be returned in a timely manner or at all.
The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of the securities.
The Portfolio’s use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not used reverse repurchase agreements, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the interest income earned from the investment of the proceeds of the reverse repurchase agreement. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
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In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, that buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
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Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even if a private placement is determined to be liquid, the Portfolio’s holdings of private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the Securities and Exchange Commission. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
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Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the
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Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy
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or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of 0.550% of the average daily net assets of the Portfolio. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.43% of the Portfolio’s average daily net assets.
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A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.480% of the first $500 million of the Portfolio’s average daily net assets, 0.400% of such assets over $500 million up to $2 billion and 0.350% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the period ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.13% of the Portfolio’s average daily net assets.
TCW Investment Management Company LLC   is headquartered at 515 South Flower Street, Los Angeles, California 90071. As of December 31, 2025, TCW and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $206.17 billion under management or committed to management.
Bryan Whalen has managed the Portfolio since its inception in 2015.
Mr. Whalen is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009 and also Chief Investment Officer and Head of Fixed Income for TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since January 2024. Previously, he served as Co-Chief Investment Officer and Co-Head of Fixed Income for TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC from October 2021 through December 2023.
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Jerry Cudzil and Ruben Hovhannisyan have each managed the Portfolio since 2023.
Mr. Cudzil is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2023. Previously, he was head of Credit Trading where he oversaw the Fixed Income group’s trading of investment grade corporate bonds, high yield bonds, leveraged loans, and credit derivatives.
Mr. Hovhannisyan is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2023. Previously, he served as an Associate Portfolio Manager and Senior Portfolio Analyst working alongside the Generalist Portfolio Managers.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to
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provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
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The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant
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portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
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Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
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Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Portfolio for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
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Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.61	$8.91	$8.68	$10.27	$11.10
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.35	0.34	0.23	0.12
Net realized and unrealized gain (loss)	0.29	(0.28)	0.16	(1.68)	(0.26)
Total income (loss) from investment operations	0.63	0.07	0.50	(1.45)	(0.14)
Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.27)	(0.14)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.50)
Total distributions	(0.42)	(0.37)	(0.27)	(0.14)	(0.69)
Net Asset Value, End of Period	$8.82	$8.61	$8.91	$8.68	$10.27
Total Return (%) (b)	7.55	0.81	5.92	(14.12)	(1.19)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.46	0.46	0.46	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	3.96	4.06	3.96	2.52	1.12
Portfolio turnover rate (%)	461 (d)	525 (d)	453 (d)	449 (d)	454 (d)
Net assets, end of period (in millions)	$1,303.1	$1,264.9	$1,472.0	$1,504.7	$2,034.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.61	$8.91	$8.68	$10.27	$11.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.33	0.32	0.21	0.09
Net realized and unrealized gain (loss)	0.25	(0.27)	0.16	(1.68)	(0.24)
Total income (loss) from investment operations	0.57	0.06	0.48	(1.47)	(0.15)
Less Distributions
Distributions from net investment income	(0.37)	(0.36)	(0.25)	(0.12)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.50)
Total distributions	(0.37)	(0.36)	(0.25)	(0.12)	(0.65)
Net Asset Value, End of Period	$8.81	$8.61	$8.91	$8.68	$10.27
Total Return (%) (b)	6.82	0.71	5.61	(14.37)	(1.34)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.71	0.71	0.71	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	3.72	3.81	3.72	2.28	0.87
Portfolio turnover rate (%)	461 (d)	525 (d)	453 (d)	449 (d)	454 (d)
Net assets, end of period (in millions)	$0.2	$0.6	$0.3	$0.2	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 368%, 391%, 254%, 292%, and 264% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

TCW Core Fixed Income Portfolio
31

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37008

BRIGHTHOUSE FUNDS
TRUST I
Victory Sycamore Mid Cap Value Portfolio

Class A, Class B and Class E Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Victory Sycamore Mid Cap Value Portfolio
PORTFOLIO SUMMARY:
Investment Objective
High total return by investing in equity securities of mid-sized companies.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.70%	0.95%	0.85%
Fee Waiver[1]	(0.10%)	(0.10%)	(0.10%)
Net Operating Expenses	0.60%	0.85%	0.75%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$61	$214	$380	$861
Class B	$87	$293	$516	$1,157
Class E	$77	$261	$462	$1,040
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Victory Capital Management Inc. (“Victory Capital” or “Subadviser”), subadviser to the Portfolio, pursues the Portfolio’s investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell Midcap® Index. The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the United States, including American Depositary Receipts and Global Depositary Receipts (ADRs and GDRs). The Portfolio may also invest in real estate investment trusts.
As of December 31, 2025, the Russell Midcap® Index included companies with approximate market capitalizations between $144.9 million and $88.9 billion. The size of companies in the index changes with market conditions and the composition of the index.
The Subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The Subadviser uses a bottom-up investment process in conducting
3

fundamental analysis to identify companies that have sustainable returns, a stock price trading below the Subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, if the fundamentals of the company deteriorate, when the Portfolio must meet redemptions or for other reasons.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk.  Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk.  Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.
Real Estate Investment Risk.  Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and
Victory Sycamore Mid Cap Value Portfolio
4

an additional index reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 18, 2017, Victory Capital became responsible for the day-to-day management of the Portfolio’s investments. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Victory Capital been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q4 2020	20.63%
Lowest Quarter	Q1 2020	-29.54%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	2.51%	9.90%	9.86%
Class B	2.29%	9.62%	9.58%
Class E	2.42%	9.74%	9.70%
Russell 3000 Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	11.05%	9.83%	9.78%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Victory Capital Management Inc., is the subadviser to the Portfolio.
Portfolio Managers.  Gary H. Miller, Gregory M. Conners, James M. Albers and Michael F. Rodarte have been co-portfolio managers of the Portfolio since 2017.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
Victory Sycamore Mid Cap Value Portfolio
5

UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of
Victory Sycamore Mid Cap Value Portfolio
6

shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual
Victory Sycamore Mid Cap Value Portfolio
7

market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares. The Portfolio’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating or trading history as public companies, that offer a small initial number of shares for trading, and for which limited information may be available.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Market Capitalization Risk
Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category will be out of favor with investors.
If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies is generally subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Victory Sycamore Mid Cap Value Portfolio
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Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Investment Style Risk
Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Subadviser is actually appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded. Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the
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Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
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Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy.
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The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive
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information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
Index Description
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth values.
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It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.700% of the first $200 million of such assets plus 0.650% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.56% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.590% of the first $200 million of the Portfolio’s average daily net assets, 0.570% of such assets over $200 million up to $400 million, and 0.540% of such assets over $400 million. This arrangement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
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The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.31% of the Portfolio’s average daily net assets.
Victory Capital Management Inc.,  located at 15935 La Cantera Parkway, San Antonio, Texas 78256, is the Subadviser to the Portfolio. The Subadviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for providing portfolio management services to the Portfolio. As of December 31, 2025, the Subadviser managed or advised assets totaling approximately $316.6 billion for individual and institutional clients.
Gary H. Miller is the Lead Portfolio Manager and Gregory M. Conners, James M. Albers and Michael F. Rodarte are Co-Portfolio Managers of the Portfolio.
Mr. Miller is the Chief Investment Officer of Sycamore Capital and has been associated with the Subadviser or an affiliate since 1987.
Mr. Conners is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 1999.
Mr. Albers is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2005. Mr. Albers is a CFA Charterholder.
Mr. Rodarte is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2006. Mr. Rodarte is a CFA Charterholder.
Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under
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the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
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Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
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The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests
Victory Sycamore Mid Cap Value Portfolio
19

significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
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Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Victory Sycamore Mid Cap Value Portfolio
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each class of the Portfolio for the past five years (or the life of a class, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Victory Sycamore Mid Cap Value Portfolio
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.74	$19.42	$20.18	$24.14	$19.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.27	0.29	0.35	0.40
Net realized and unrealized gain (loss)	0.14	1.62	1.55	(1.18)	5.65
Total income (loss) from investment operations	0.39	1.89	1.84	(0.83)	6.05
Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.34)	(0.43)	(0.30)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.66)	(1.57)	(2.60)	(3.13)	(0.91)
Net Asset Value, End of Period	$17.47	$19.74	$19.42	$20.18	$24.14
Total Return (%) (b)	2.51	10.10	10.20	(2.45)	32.13
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.60	0.59	0.59
Ratio of net investment income (loss) to average net assets (%)	1.37	1.34	1.54	1.66	1.79
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$323.0	$343.4	$341.6	$315.4	$356.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.03	$18.78	$19.59	$23.52	$18.54
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.21	0.24	0.29	0.34
Net realized and unrealized gain (loss)	0.14	1.56	1.50	(1.15)	5.50
Total income (loss) from investment operations	0.34	1.77	1.74	(0.86)	5.84
Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.29)	(0.37)	(0.25)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.61)	(1.52)	(2.55)	(3.07)	(0.86)
Net Asset Value, End of Period	$16.76	$19.03	$18.78	$19.59	$23.52
Total Return (%) (b)	2.29	9.78	9.94	(2.70)	31.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.85	0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	1.12	1.09	1.28	1.41	1.53
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$498.7	$546.0	$593.6	$607.3	$722.3
Please see following page for Financial Highlights footnote legend.
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Victory Sycamore Mid Cap Value Portfolio
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.41	$19.12	$19.90	$23.85	$18.79
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.23	0.26	0.32	0.36
Net realized and unrealized gain (loss)	0.15	1.60	1.53	(1.17)	5.58
Total income (loss) from investment operations	0.37	1.83	1.79	(0.85)	5.94
Less Distributions
Distributions from net investment income	(0.25)	(0.27)	(0.31)	(0.40)	(0.27)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.63)	(1.54)	(2.57)	(3.10)	(0.88)
Net Asset Value, End of Period	$17.15	$19.41	$19.12	$19.90	$23.85
Total Return (%) (b)	2.42	9.92	10.05	(2.62)	31.91
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.75	0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	1.22	1.19	1.38	1.51	1.63
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$19.1	$21.4	$22.8	$25.2	$28.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
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23

FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37009

BRIGHTHOUSE FUNDS
TRUST I
Western Asset Management Government Income Portfolio

Class B Shares
PROSPECTUS
April 27, 2026
These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the Securities and Exchange Commission
passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

2

Western Asset Management Government Income Portfolio
PORTFOLIO SUMMARY:
Investment Objective
Seeks a high level of current income, consistent with preservation of principal.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.78%
Fee Waiver[1]	(0.04%)
Net Operating Expenses	0.74%

1
Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2026 through April 30, 2027, to reduce the Management Fee. Additionally, Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by Brighthouse Investment Advisers, LLC to Western Asset Management Company, LLC that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. These arrangements may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the
Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class B	$76	$245	$429	$962
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 155% of the average value of its portfolio.
Principal Investment Strategies
Western Asset Management Company, LLC (“Western Asset” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in U.S. Government securities and instruments related to U.S. Government securities, such as repurchase agreements on such securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Western Asset may also invest the Portfolio’s assets in mortgage-backed and asset-backed securities, including collateralized mortgage obligations, and foreign securities. The Portfolio’s investments in foreign securities will be limited to 10% of total assets.
Western Asset uses a blended index comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%) and the Bloomberg U.S. Agency Bond Index (25%) as a guide in structuring the Portfolio and selecting its investments. Western Asset manages the Portfolio to have similar overall interest rate risk to the blended index.
Investment Selection
Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended
3

portfolio structure, including targets for duration, yield curve exposure and sector allocation.
Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.
Western Asset may engage in transactions that have a leveraging effect on the Portfolio, including investments in derivatives such as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters, regardless of whether the Portfolio may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. Western Asset may invest a significant portion of the Portfolio’s assets in these types of investments and may take short positions in futures contracts and forward-settling securities. Western Asset may also invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not necessarily identical securities on a specified future date. Western Asset may invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked bonds. For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk.  The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Interest Rate Risk.  The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.
Credit and Counterparty Risk.  The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its
Western Asset Management Government Income Portfolio
4

obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.
Derivatives Risk.  The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.
Short Position Risk.  The Portfolio will incur a loss from a short position if the value of the reference instrument increases after the time the Portfolio entered into the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk.  Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk.  Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk.  The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk.  Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from
Western Asset Management Government Income Portfolio
5

differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.
Portfolio Turnover Risk.  The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index and additional indexes reflecting the market segment(s) in which the Portfolio invests. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective April 29, 2019, Western Asset became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Western Asset been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class B Shares as of
December 31 of Each Year

Highest Quarter	Q4 2023	7.26%
Lowest Quarter	Q1 2022	-5.55%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class B	7.21%	-1.27%	1.21%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government Bond Index (reflects no deduction for mutual fund fees or expenses)	6.31%	-0.94%	1.38%
Custom Benchmark (reflects no deduction for mutual fund fees or expenses)	7.33%	-1.21%	1.45%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser.  Western Asset Management Company, LLC is the subadviser to the Portfolio.
Portfolio Managers.  The Portfolio is managed by a team at Western Asset led by Mark Lindbloom, Deputy Chief Investment Officer and Portfolio Manager, Frederick Marki, Portfolio Manager, Michael Buchanan, Chief Investment Officer and Portfolio Manager, and Nicholas Mastroianni, Portfolio Manager. Messrs. Lindbloom and Marki have been on the team since 2005. Mr. Buchanan has been on the team since 2025. Mr. Mastroianni has been on the team since April 2026.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for
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distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
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UNDERSTANDING THE TRUST
Brighthouse Funds Trust I (the “Trust”) is an open-end management investment company that offers a selection of 43 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.
Investing Through a Variable Insurance Contract
Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of insurance companies, including insurance companies affiliated with BIA (collectively, the “Insurance Companies”), to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. Please see the Contract prospectus for a detailed explanation of your Contract.
Please read this Prospectus carefully. It provides information to assist you in your investment decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.
The Portfolio’s name and investment objective may be very similar to a certain mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.
Understanding the Information Presented in this Prospectus
Performance.  Performance results shown in this Prospectus, including the Portfolio Summary, include the effects of any previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.
Expenses.  Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.
Risks.  The value of your investment in the Portfolio may be affected by one or more of the risks identified in the Portfolio Summary and described in more detail in “Principal Risks of Investing in the Portfolio” in this Prospectus. Any of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there may be additional risks or other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described in this Prospectus.
Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Portfolio’s investment adviser and subadviser(s), who provide services to the Portfolio. Shareholders and Contract owners are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or Contract owners any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Trust and the Portfolio that you should consider in determining whether to purchase shares of the Portfolio. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Portfolio and any shareholder or Contract owner, or to give rise to any rights to any shareholder or group of shareholders, Contract owner or other person other than any rights conferred explicitly by federal or state law that may not be waived.
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk
The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse economic developments here or abroad, rapid technological developments, such as artificial intelligence, changes in investor psychology, or heavy institutional selling. Unexpected political, trade, regulatory and diplomatic events, including trade policy changes or disputes and the threat or actual imposition of tariffs, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater volatility.
Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.
Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. The market for certain investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, without regard to the financial condition of or specific events impacting the issuer of the security. When there are no or few willing buyers for an investment, the Portfolio may be unable to sell that investment at a desirable time or price or may not be able to sell it at all, which would have a negative effect on the Portfolio’s performance. The values of illiquid investments are often more volatile than the values of more liquid investments. It is generally more difficult for the Portfolio to value illiquid investments than more liquid investments. There is also a risk that the Portfolio will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at unfavorable times and conditions.
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Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolio. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Portfolio or issuers in which the Portfolio invests. In addition, the Portfolio and the issuers in which the Portfolio invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.
Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”) may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI Technologies. As AI Technologies are used more widely, the profitability and growth of the Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Interest Rate Risk
The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment tends to decline. Alternatively, when interest rates fall, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent the Portfolio is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. The Portfolio is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Because changes in interest rates on variable rate securities (including floating rate securities) generally lag behind changes in market interest rates, the value of such securities may decline or may underperform other obligations that reset more quickly during periods of rising interest rates. During periods of declining interest rates, variable rate securities generally underperform comparable fixed rate securities because the interest rates on variable rate securities generally reset downward over time when interest rates decline.
Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these securities. This may cause the value of the fixed income securities to decline and become more sensitive to changes in interest rates.
Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.
Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as
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the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition to affecting the values of debt securities, changes in prevailing interest rates, particularly sudden changes, may increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. The risks associated with rising interest rates are greater during periods when prevailing interest rates are at or near their historic lows.
Credit and Counterparty Risk
The value of a debt security is directly affected by an issuer’s actual or perceived ability to pay principal and interest on time. Some securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. For securities not backed by the full faith and credit of the U.S., the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded or if an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Such downgrades and defaults may be more frequent during economic downturns or similar periods of economic stress.
The Portfolio is also subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. The Portfolio’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under the applicable agreement. If the Portfolio  engages in transactions with a counterparty that files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on any collateral the counterparty has provided to the Portfolio in respect of the counterparty’s obligations to the Portfolio or recovering collateral that the Portfolio has provided to the counterparty and is entitled to recover, and the Portfolio may lose all or a part of the income from such transactions. As a result, the value of your investment may be adversely affected.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell
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a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Mortgage-Backed and Asset-Backed Securities Risk
Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they are particularly sensitive to interest rates.
Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed will be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts exposes the Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, the Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.
Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration
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of these securities and locking in below market interest rates. This may cause the Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.
Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities. During periods of market stress or high redemptions, the Portfolio may be forced to sell these securities at significantly reduced prices. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in the value of mortgage-backed securities secured by such properties.
If the Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many subprime mortgage pools have become distressed during economic downturns and may trade at significant discounts to their face value during such periods.
Short Position Risk
The Portfolio may enter into a short position through several means, including futures contracts, swap agreements and other derivative positions. The Portfolio may enter into a short position with respect to a reference instrument when it expects the value of the reference instrument to decline. The Portfolio will incur a loss if the value of the reference instrument increases after the time the Portfolio entered into the short position. This loss will generally be equal to the increase in the value of the reference instrument from the time that the short position was opened plus any transaction costs associated with the short position. Engaging in a short position may cause the Portfolio to lose more money than the actual cost of the short position and the Portfolio’s potential losses may be unlimited if the Portfolio does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position. Short positions generally involve a form of leverage, which can exaggerate the Portfolio’s losses. In addition, the Portfolio’s short positions will limit its ability to benefit fully from increases in the relevant securities markets.
Forward Commitment, When-Issued and Delayed Delivery Securities Risk
Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase or sell will decline below the agreed upon purchase price before the securities are actually issued or delivered or, in the case of a sale, it may increase above the agreed upon purchase price. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase or sell, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger corporate reorganization or debt restructuring,
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which may increase the risk that they could change in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
Mortgage Dollar Roll Transactions Risk
Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price before the purchase is consummated. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. Mortgage dollar roll transactions may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.
TIPS and Inflation-Linked Bonds Risk
The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. If the Portfolio purchases, in the secondary market, inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies
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or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.
To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Portfolio Turnover Risk
The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES
Investment Objective
The Portfolio’s stated investment objective can be changed without shareholder approval.
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Investment Policies
The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated or as required by applicable law or regulation, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.
Selling Portfolio Securities
The Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other reasons.
Cash Management Strategies
Although the Portfolio will generally invest substantially all of its assets in accordance with its investment objectives and principal investment strategies, the Portfolio may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Portfolio’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Portfolio shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets. The Portfolio’s investments in short-term cash equivalents, such as money market instruments, are subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Portfolio may acquire shares of exchange-traded funds or invest in index futures contracts based on a relevant market index in an effort to maintain exposure to the market, but the Portfolio’s efforts to maintain market exposure in this manner may not be successful.
Additional Investment Strategies
In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.
Portfolio Turnover
The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objective.
Securities Lending
To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1∕3% of the Portfolio’s total assets, including any collateral received from the loans. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Portfolio receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by BIA. The
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Portfolio may use any cash collateral it receives to invest in short-term investments, including repurchase agreements with respect to equity securities. The value of the securities on loan may change each business day. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following a change in the value of the securities on loan, but the Portfolio remains subject to the risk that the collateral declines in value or that the borrower fails to provide additional collateral when required under the policy. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities.
Impact of Purchases and Redemptions
The Portfolio, like all mutual funds, pools the investments of many shareholders. The Portfolio may experience adverse effects when large shareholders, or multiple shareholders collectively, redeem a large amount of the Portfolio’s shares. For example, large purchases or redemptions of the Portfolio’s shares may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. In addition, large inflows or outflows may cause the Portfolio to maintain higher levels of its assets in cash. Under certain market conditions, the maintenance of high levels of cash may adversely affect the Portfolio’s performance. Large purchases or redemptions by one shareholder or multiple shareholders, including regular asset rebalancing by one or more of the Trust’s Asset Allocation Portfolios for which the Portfolio serves as an underlying portfolio, also may increase portfolio expenses, which would adversely affect the Portfolio’s performance.
Cybersecurity and Technology
The Insurance Companies, the Portfolio and its service providers, such as BIA, the Subadviser, and the custodian and administrator to the Trust, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and their operations rely on the secure processing, storage and transmission of data and confidential and other information in their systems and those of their respective third party service providers. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Insurance Companies, the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The rapid evolution and increased adoption of AI Technologies may intensify risks associated with cybersecurity and technology, including the deployment of AI Technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, criminal organizations, or other third parties, such as external service providers. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Insurance Companies, the Portfolio and its service providers to plan for, or respond to, an attack.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Insurance Companies, the Portfolio, the Portfolio’s service providers, counterparties, or other market participants. Cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, epidemic and pandemic crises, unanticipated problems with disaster recovery systems and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade business operations and
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compromise data during periods of geo-political or military conflict. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Insurance Companies, the Portfolio, the Portfolio’s service providers, or other market participants, impacting the ability to conduct the Portfolio’s operations. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.
Cyber-attacks, disruptions, or unanticipated problems with, or failures of, disaster recovery systems and business continuity plans that affect the Insurance Companies, the Portfolio’s service providers or counterparties may adversely affect the Portfolio and its shareholders, including by causing losses for the Portfolio or impairing Portfolio operations. For example, the Insurance Companies’, the Portfolio’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Portfolio information, interfere with the processing of shareholder transactions, impact the ability to calculate the Portfolio’s net asset value, and impede trading). As the Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Insurance Companies, the Portfolio or its service providers to regulatory fines or sanctions, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Insurance Companies, the Portfolio and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cybersecurity incidents, and the Portfolio and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investments to lose value. In addition, cyber-attacks involving a Portfolio counterparty could affect such counterparty’s ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Portfolio cannot directly control any cybersecurity plans and systems put in place by its service providers, any other third parties whose operations may affect the Portfolio, including the Insurance Companies, or securities markets and exchanges and there can be no assurance that the Insurance Companies, the Portfolio and its service providers will be able to detect, prevent or avoid cyber-attacks, disruptions or failures in the future.
Defensive Investment Strategies
Under adverse market or economic conditions, the Portfolio may invest for temporary defensive purposes some or all of its assets in money market instruments or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive investments generally include U.S. Government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of instruments or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.
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Index Descriptions
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The Bloomberg U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.
The Custom Benchmark is a blended benchmark comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%) and the Bloomberg U.S. Agency Bond Index (25%).
It is not possible to invest directly in an index.
ADDITIONAL INFORMATION ABOUT MANAGEMENT
The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
The Adviser
BRIGHTHOUSE INVESTMENT ADVISERS, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277, has overall responsibility for the general management and administration of the Portfolio. As of the date of this Prospectus, Brighthouse Financial, Inc. (“Brighthouse Financial”) owns all of the voting interests in BIA. It is currently anticipated that Aquarian Capital LLC (“Aquarian”) will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. BIA has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. BIA is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. BIA pays the fees of the Subadviser for the Portfolio. BIA manages investment portfolios sold to Separate Accounts of the Insurance Companies to fund Contracts. These investment portfolios had assets of approximately $102.0 billion as of December 31, 2025.
As compensation for its services to the Portfolio, BIA receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.520% on the first $100 million of such assets plus 0.440% of such assets over $100 million up to $500 million plus 0.400% of such assets over $500 million. For the year ended December 31, 2025, the Portfolio paid BIA an investment advisory fee of 0.41% of the Portfolio’s average daily net assets.
A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with BIA and the investment subadvisory agreement with the Subadviser is available in the Portfolio’s most recent Form N-CSR filing which covers the period from January 1, 2025 to December 31, 2025.
Contractual Fee Waiver
BIA has contractually agreed, for the period May 1, 2026 through April 30, 2027, to modify the Management Fee to the annual rate of 0.520% of the first $100 million of the Portfolio’s average daily net assets, 0.425% of such assets over $100 million up to $500 million, 0.400% of such assets over $500 million up to $1 billion, 0.390% of such assets over $1 billion up to $2 billion, and 0.370% of such assets over $2 billion. Additionally, BIA has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Western Asset that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the
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Portfolio’s assets are aggregated with those of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. These arrangements may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Portfolio.
The Subadviser
Under the terms of the agreement between the Subadviser and BIA, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by BIA and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.
The Trust and BIA have received an exemptive order from the Securities and Exchange Commission that generally permits BIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA.
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Subadviser an investment subadvisory fee of 0.11% of the Portfolio’s average daily net assets.
Western Asset Management Company, LLC, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $222.17 billion as of December 31, 2025. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.
The Portfolio is managed by a team of investment professionals at Western Asset. This team is led by Portfolio Managers Mark Lindbloom, Frederick Marki, Michael Buchanan, and Nicholas Mastroianni.
Mr. Lindbloom has served as a Portfolio Manager since he joined Western Asset in 2005 and Deputy Chief Investment Officer since 2025. Mr. Marki has served as a Portfolio Manager since he joined Western Asset in 2005. Mr. Buchanan has served as a Portfolio Manager of the Portfolio since 2025. Mr. Buchanan began serving as Chief Investment Officer at Western Asset in August 2024 and previously served as Co-Chief Investment Officer (2023 through 2024) and Deputy Chief Investment Officer at Western Asset (2015 through 2023). Mr. Mastroianni has managed Western Asset funds since 2021 and has served as a Portfolio Manager of the Portfolio since April 2026.
Messrs. Lindbloom, Marki, Buchanan, and Mastroianni are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.
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Distribution and Services Plan
The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) and pursuant to the distribution and services plan, entered into a Distribution Agreement with Brighthouse Securities, LLC, located at 11225 North Community House Road, Charlotte, North Carolina 28277. Brighthouse Securities, LLC is an affiliate of BIA, and serves as distributor for the Trust.
Under the distribution and services plan, the Class B, Class C and Class E shares of a Portfolio each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class C and Class E shares of a Portfolio. These other parties include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plan may also be used to reimburse the Trust’s distributor for sales, commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plan for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Under the distribution and services plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B, up to 1.00% for Class C and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.55% for the Class C shares and 0.15% for the Class E shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. The payment amount may be increased up to the maximum amount permitted by the distribution and services plan by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.
YOUR INVESTMENT
Shareholder Information
The Separate Accounts of the Insurance Companies are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of the Contract owner are different from the legal rights of the record owner.
The Insurance Companies solicit instructions from Contract owners when voting at meetings of shareholders. Any voting by an Insurance Company as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor the Insurance Companies require any specific minimum percentage of Contract owners to provide instructions before the Insurance Companies may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account (referred to collectively in this Prospectus as “sub-account”) thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account or sub-account (“echo voting”). The Insurance Companies seek to obtain a reasonable level of participation given the particular voting trend. The Insurance Companies may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.
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Dividends, Distributions and Taxes
Dividends and Distributions
The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to the Insurance Companies’ Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.
Taxes
The Portfolio intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Portfolio’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
The Portfolio intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Portfolio will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax.
Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Portfolio through such Contract, even if the Portfolio makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the Separate Accounts, which maintain and invest net proceeds from Contracts, must be “adequately diversified” within the meaning of Section 817(h) of the Internal Revenue Code of 1986, as amended. The Portfolio intends to operate in such a manner so that a Separate Account investing only in shares of the Portfolio on behalf of a holder of a Contract will be “adequately diversified.” As such, shares of the Portfolio are only offered to the Separate Accounts of the Insurance Companies permitted to hold shares of the Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy such diversification requirements. If the Portfolio were not to meet such requirements because its investments are not adequately diversified, or Contract holders were found to have an impermissible level of control over the investments underlying their Contracts, your Contract would lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you.
You should consult the prospectus for the relevant Contract regarding the U.S. federal income taxation of your investment.
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Portfolio. It is not intended as a substitute for careful tax planning. Your investment in the Portfolio may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding shares of the Portfolio through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Portfolio, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Sales and Purchases of Shares
Shares of the Trust are not sold directly to the public. Shares of the Trust are sold only to the Separate Accounts of the Insurance Companies to fund Contracts. Shares of the Trust may be offered to other Separate Accounts of other insurers if approved by the Board of Trustees.
Purchase and Redemption of Shares
Brighthouse Securities, LLC places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Account sub-account that holds shares of the Portfolio, other transfers to or from the Separate Account sub-account, and benefit payments to be effected on a given date pursuant to the terms of a Contract. Purchase and redemption orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Portfolio is available as an investment option under certain variable insurance products. A large number of transfers among the available investment options could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.
Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B, Class C and Class E shares of a portfolio are subject to Rule 12b-1 fees paid as a percentage of average daily net assets, while Class A shares are not subject to Rule 12b-1 fees. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) The Portfolio typically expects to send the redeeming Separate Accounts of the Insurance Companies payment for shares on the next business day following the day on which the redemption order is received in good order by the Portfolio or its designee. The Portfolio can delay payment of redemption proceeds for up to seven days under any circumstances. The Portfolio can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted or during emergency or other circumstances, as determined by the Securities and Exchange Commission.
Under normal circumstances, the Portfolio typically seeks to satisfy redemption requests from cash or cash equivalents held by the Portfolio, from the proceeds of orders to purchase Portfolio shares or from the proceeds of sales of Portfolio holdings. The Portfolio may have to sell Portfolio holdings to meet redemption requests, including in stressed market conditions or when values of securities are declining broadly. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Portfolio’s investments, the Portfolio may be more likely to be forced to sell Portfolio holdings to meet redemptions than under normal market circumstances. In these situations, the Portfolio may have to sell Portfolio holdings that would otherwise be preferable not to sell because, among other reasons, the current price to be received is less than a portfolio manager’s perceived value of the holdings.
In addition, the Portfolio reserves the right to honor redemption orders wholly or partly with in-kind distributions of Portfolio securities instead of cash. The Portfolio may be more likely to distribute securities in-kind during times of deteriorating market conditions or market stress, in response to redemption requests by investors that hold a significant portion of a Portfolio, where a significant portion of the Portfolio’s portfolio is comprised of less-liquid securities, and during extraordinary or emergency circumstances. In the event the Portfolio distributes Portfolio securities in-kind, the redeeming shareholders would incur any brokerage and other transaction costs associated with converting the Portfolio securities into cash. Also, the Portfolio securities may increase or decrease in value before they can be (or are) converted into cash. Although shares of the Portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
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Disruptive Trading
The Portfolio is designed for long-term investment. There are certain types of trading in shares of the Portfolio that can be harmful to long-term investors (“Disruptive Trading”). Disruptive Trading includes the practice of “market timing,” which is trading that may result in frequent purchases and redemptions of shares and is designed to exploit pricing inefficiencies, and which can dilute the returns of long-term investors. The Trust is not intended for investment by market timers and will not knowingly accommodate market timing in the Portfolio. Disruptive Trading also includes trading large blocks of shares that generate sufficiently volatile cash flows to disrupt efficient portfolio management.
The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage Disruptive Trading. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.
The Trust requires that the Separate Accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter Disruptive Trading in the Separate Accounts by Contract owners. In addition, BIA monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, BIA believes that a portfolio’s cash flows may reflect Disruptive Trading and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), BIA will refer the matter to the appropriate Insurance Company or Companies.
Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with the Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on Disruptive Trading.
If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter Disruptive Trading in shares of the Portfolio and there is evidence of Disruptive Trading in that Separate Account, the Trust or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.
Limitations on the Trust’s Ability to Detect and Deter Market Timing and Other Forms of Disruptive Trading
The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing and other forms of Disruptive Trading. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such activities.
Risks Associated With Disruptive Trading Generally
While the Trust will try to detect and deter Disruptive Trading by utilizing the procedures described above, these procedures may not be successful in identifying or deterring Disruptive Trading. Contract owners that engage in Disruptive Trading activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from Disruptive Trading, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to
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manage the Portfolio’s assets. Disruptive Trading may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Disruptive Trading may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, Disruptive Trading may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.
Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities will not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. To the extent the Portfolio invests significantly in small cap equity securities or certain fixed-income securities, such as high yield bonds, it will generally be subject to the risk that it will be adversely affected by price arbitrage.
If the Portfolio invests significantly in foreign securities, it is particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.
Share Valuation and Pricing
Net Asset Value
The net asset value per share of each class of the Portfolio is determined as of the close of regular trading on each day that the NYSE is open (typically 4:00 p.m. Eastern Time). In the event of an unexpected early close of the NYSE, the Portfolio’s shares will generally be priced as of the scheduled close of regular trading on the NYSE. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.
The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is received in good order by the Portfolio or its designee. The net asset value per share is calculated by dividing the class’s net assets by its number of outstanding shares.
Securities Valuation
The Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. Government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or
Western Asset Management Government Income Portfolio
25

composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by BIA (each a “pricing service”). Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Equity securities that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the securities may be valued using other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in registered open-end management investment companies are valued at reported net asset value per share. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges. Options and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques to determine the value of the contracts.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Pursuant to Rule 2a-5 under the 1940 Act, the Portfolio’s Board of Trustees has designated BIA, acting through a Valuation Committee of BIA, as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios' investments to assist with such oversight. Please see “Determination of Net Asset Value” in the SAI for further information about the valuation procedures applicable to the Portfolio.
Western Asset Management Government Income Portfolio
26

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years (or the life of the Portfolio, if less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report with respect to the Portfolio, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR filing, which is available upon request.
Western Asset Management Government Income Portfolio
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.90	$9.16	$9.01	$10.81	$11.27
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.25	0.21	0.16	0.10
Net realized and unrealized gain (loss)	0.35	(0.23)	0.18	(1.74)	(0.32)
Total income (loss) from investment operations	0.63	0.02	0.39	(1.58)	(0.22)
Less Distributions
Distributions from net investment income	(0.32)	(0.28)	(0.24)	(0.22)	(0.24)
Total distributions	(0.32)	(0.28)	(0.24)	(0.22)	(0.24)
Net Asset Value, End of Period	$9.21	$8.90	$9.16	$9.01	$10.81
Total Return (%) (b)	7.21	0.22	4.39	(14.68)	(1.97)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.76	0.74	0.73
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.72	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	3.06	2.78	2.30	1.61	0.90
Portfolio turnover rate (%)	155 (d)	128 (d)	23 (d)	64 (d)	35 (d)
Net assets, end of period (in millions)	$481.7	$533.0	$599.5	$648.9	$860.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements included in the Portfolio’s annual financial statements for the period ended December 31, 2025).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 32%, 34%, 20%, 36% and 30% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

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FOR MORE INFORMATION
If you would like more information about the Portfolio, the following documents are available to you free upon request:
Annual/Semiannual Reports and Financial Statements
The Portfolio’s Annual Report, Semiannual Report, and Form N-CSR filing contain additional information about the Portfolio’s investments. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s financial statements, including the notes to the financial statements, the financial highlights, and the report of Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm, all of which are included in the Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2025, are all incorporated by reference herein and are legally considered to be a part of this Prospectus.
Statement of Additional Information (“SAI”)
The SAI provides additional information about the Portfolio, including the Portfolio’s policies, investment restrictions, and business structure. The SAI is incorporated by reference herein and is legally considered to be a part of this Prospectus.
If you would like a free copy of the current versions of these documents, other information about the Portfolio, or to make shareholder inquiries, contact:
Brighthouse Funds Trust I
c/o Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
1-800-882-1292
Free copies of the SAI, Annual and Semiannual Reports, and financial statements are available at the following website: https://dfinview.com/BHFT.
Reports, financial statements, and other information about the Portfolio may also be obtained from the Securities and Exchange Commission (“SEC”):
■ Online	Retrieve information from the EDGAR database on the SEC’s web site at: http://www.sec.gov.
■ By e-mail	Request documents, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
SEC FILE # 811-10183
BHF-37011

Statement of Additional Information
April 27, 2026
BRIGHTHOUSE FUNDS TRUST I
AB Global Dynamic Allocation Portfolio
AB International Bond Portfolio
Allspring Mid Cap Value Portfolio
American Funds® Aggressive Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock High Yield Portfolio
Brighthouse/Artisan International Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio
Brighthouse/Templeton International Bond Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Core Bond Portfolio
JPMorgan Global Active Allocation Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PanAgora Global Diversified Risk Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Schroders Global Multi-Asset Portfolio
State Street Emerging Markets Enhanced Index Portfolio
(formerly, SSGA Emerging Markets Enhanced Index Portfolio)
State Street Moderately Aggressive ETF Portfolio
(formerly, SSGA Growth ETF Portfolio)
State Street Moderate ETF Portfolio
(formerly, SSGA Growth and Income ETF Portfolio)
TCW Core Fixed Income Portfolio
T. Rowe Price Large Cap Value Portfolio
T. Rowe Price Mid Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio
Western Asset Management Government Income Portfolio
BRIGHTHOUSE FUNDS TRUST II
Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Total Return Portfolio
MFS® Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of 43 investment portfolios of Brighthouse Funds Trust I (“Trust I” and the “Trust I Portfolios”), and 29 investment portfolios of Brighthouse Funds Trust II (“Trust II” and the “Trust II Portfolios”), each an open-end management investment company. Collectively, the Trust I Portfolios and the Trust II Portfolios are referred to as the “Portfolios” and, individually, as a “Portfolio.” Collectively, Trust I and Trust II are referred to as the “Trusts.” This SAI is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated April 27, 2026, for, as applicable, the Class A, Class B, Class C, Class D, Class E, Class F and Class G shares of the Portfolios listed above.1 The Summary Prospectuses and Prospectuses for the Trust I Portfolios may be obtained by writing to Trust I at: Brighthouse Funds Trust I, 11225 North Community House Road, Charlotte, North Carolina 28277, or by calling 800-882-1292. The Summary Prospectuses and the Prospectuses for the Trust II Portfolios may be obtained by writing to Trust II at: Brighthouse Funds Trust II, 11225 North Community House Road, Charlotte, North Carolina 28277, or by calling 800-882-1292. Brighthouse Investment Advisers, LLC (“BIA” or the “Adviser”) serves as the investment adviser for the Portfolios.
The table below shows Portfolio name changes during the past five years and the approximate date on which the changes occurred.
Portfolio	Former Name	Date of Change
Allspring Mid Cap Value Portfolio	Wells Capital Management Mid Cap Value Portfolio	November 2, 2021
CBRE Global Real Estate Portfolio	Clarion Global Real Estate Portfolio	December 2, 2021
American Funds® Aggressive Allocation Portfolio	American Funds® Growth Allocation Portfolio	April 28, 2025
State Street Emerging Markets Enhanced Index Portfolio	SSGA Emerging Markets Enhanced Index Portfolio	April 27, 2026
State Street Moderately Aggressive ETF Portfolio	SSGA Growth ETF Portfolio	April 27, 2026
State Street Moderate ETF Portfolio	SSGA Growth and Income ETF Portfolio	April 27, 2026
The financial information shown for PanAgora Global Diversified Risk Portfolio for periods prior to April 29, 2022 is that of the portfolio formerly known as PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”). The Predecessor Portfolio is the accounting survivor of its merger into PanAgora Global Diversified Risk Portfolio effective as of the close of business on April 29, 2022.
The audited financial statements described in “Financial Statements” herein for the periods ended December 31, 2025, including the financial highlights, appearing in each Trust’s Form N-CSR filing, filed electronically with the Securities and Exchange Commission (“SEC”) are incorporated by reference and made part of this document. The Trust I Form N-CSR filing relating to the Trust I Portfolios was filed on March 6, 2026 (File No. 811-10183) (Accession No. 0001193125-26-095923) and the Trust II Form N-CSR filing relating to the Trust II Portfolios was filed on March 6, 2026 (File No. 811-03618) (Accession No. 0001193125-26-095939).
No person has been authorized to give any information or to make any representation not contained in this SAI, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This SAI does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

1
Only certain of the Trust II Portfolios currently offer Class D, Class F, and Class G shares. Only certain of the Trust I Portfolios currently offer Class C shares.

INVESTMENT POLICIES
The investment objective(s) and principal investment strategies of each Portfolio are set forth in such Portfolio’s Prospectus and Summary Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). Moreover, the value of your investment in a Portfolio may decrease if judgments by the Adviser or the Portfolio’s subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector, or about market movements, are incorrect. The information that follows sets out the investment policies of certain of the Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Strategies and Risks” and the relevant Prospectus.
Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in such Portfolio’s Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.
AB International Bond Portfolio
An emerging market is a country that, at the time the Portfolio invests in the related instrument, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof, the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.
American Funds® Balanced Allocation Portfolio, American Funds® Aggressive Allocation Portfolio and American Funds® Moderate Allocation Portfolio
Each of American Funds® Balanced Allocation Portfolio, American Funds® Aggressive Allocation Portfolio and American Funds® Moderate Allocation Portfolio (each, an “American Allocation Portfolio” and, collectively, the “American Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its respective assets in funds of American Funds Insurance Series® (“AFIS”) and other funds within the American Fund family that are not part of AFIS (each, an “Underlying American Fund” and, collectively, the “Underlying American Funds”).
In addition to the fees directly associated with an American Allocation Portfolio, an investor in an American Allocation Portfolio will also indirectly bear the fees of the Underlying American Funds in which it invests. Each Underlying American Fund may have a different investment adviser who will use a separate set of investment strategies, exposing each Underlying American Fund to its own investment risks. For a list of the Underlying American Funds in which each American Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus.
Each American Allocation Portfolio invests in shares of the Underlying American Funds and its performance therefore is directly related to the ability of the Underlying American Funds to meet their respective investment objectives, as well as the Adviser’s allocation of each American Allocation Portfolio’s assets among the Underlying American Funds. Accordingly, each American Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying American Funds in direct proportion to the amount of assets each American Allocation Portfolio allocates to the Underlying American Funds utilizing such strategies.
In addition to investments in shares of the Underlying American Funds, the American Allocation Portfolios may invest directly in U.S. Government securities, money market securities, and repurchase agreements.
American Funds® Growth Portfolio
American Funds® Growth Portfolio (the “Feeder Portfolio”) operates as a “feeder fund,” which means that it does not buy investment securities directly. Instead, the Feeder Portfolio invests in the Growth Fund, a series of AFIS (the “Master Fund”), which, in turn, purchases investment securities. The Feeder Portfolio has substantially the same investment objective and limitations as the Master Fund. The Feeder Portfolio purchases Class 1 shares of the Master Fund.
As a shareholder in the Master Fund, the Feeder Portfolio bears its proportionate share of the Master Fund’s expenses, including advisory and administration fees. The Feeder Portfolio may withdraw its entire investment from the Master Fund at any time the Adviser, subject to approval of Trust I’s Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Portfolio to do so.
The board of trustees of the Master Fund formulates the general policies of the Master Fund and meets periodically to review the Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Master Fund.

The investment policies and restrictions of the Master Fund are described in the statement of additional information for the Master Fund.
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.
Allspring Mid Cap Value Portfolio
In addition to the instruments discussed in the Prospectus, the Portfolio may also invest up to 100% of its total assets in temporary defensive instruments, which generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, repurchase agreements, bankers’ acceptances, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year, exchange-traded funds (“ETFs”), other investment companies, and cash items.
Baillie Gifford International Stock Portfolio
Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments.
BlackRock Bond Income Portfolio
The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, and corporate commercial paper, which, at the time of purchase, are rated at least within the “A” major rating category by Standard & Poor’s Rating Services (“S&P”) or the “Prime” major rating category by Moody’s Ratings (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.
Under normal market conditions, the Portfolio will not invest more than 10% of its assets in investment companies, including money market funds and ETFs, including those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock Advisors, LLC (“BlackRock”) has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
Securities Ratings Policies.  When securities are rated by one or more Nationally Recognized Statistical Rating Organization (“NRSRO”), the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split-rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.
BlackRock Capital Appreciation Portfolio
The Portfolio may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).
The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.
Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.

Securities Ratings Policies.  When securities are rated by one or more NRSROs, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one NRSRO, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock’s credit research.
BlackRock Global Tactical Strategies Portfolio
The Portfolio operates under a “fund of funds” structure, investing a substantial portion of its assets in ETFs (“Underlying ETFs”). In addition to the fees directly associated with the Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Underlying ETFs in which the Portfolio invests. For additional information about the Underlying ETFs, please see their respective summary prospectuses, prospectuses, and statements of additional information.
The Portfolio invests in shares of the Underlying ETFs and its performance, therefore, is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Portfolio’s subadviser’s allocation among the Underlying ETFs. Accordingly, the Portfolio’s investment performance will be influenced by the investment strategies of and risk associated with the Underlying ETFs.
Information regarding the Portfolio’s investments is based on a look-through of the Underlying ETFs held by the Portfolio. The Portfolio may also invest in equity and fixed income futures and other derivatives.
BlackRock High Yield Portfolio
Under normal market conditions, the Portfolio will not invest more than 10% of its assets in both unaffiliated investment companies, including money market funds and ETFs, and those managed by the Portfolio’s subadviser or its affiliates. To eliminate the duplication of advisory fees, BlackRock has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in an investment company advised by BlackRock. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
BlackRock Ultra-Short Term Bond Portfolio
In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” include private pools of nongovernment-backed mortgages.
The Portfolio will invest no less than 20% of its net assets in weekly liquid assets.
In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in short-term fixed-income securities paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade ultra-short term bond market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable, resulting in a decline in the value of a shareholder’s investment in the Portfolio.
Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, and Brighthouse Asset Allocation 100 Portfolio
Each of Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio (each, a “Trust II Allocation Portfolio” and, collectively, the “Trust II Allocation Portfolios”), as well as Brighthouse Asset Allocation 100 Portfolio (the “Trust I Allocation Portfolio”)

operate under a “fund of funds” structure, investing substantially all of their respective assets in other mutual funds advised by the Adviser (each, a “Brighthouse Underlying Portfolio” and, collectively, the “Brighthouse Underlying Portfolios”). Each Trust II Allocation Portfolio and the Trust I Allocation Portfolio are referred to individually as an “Allocation Portfolio” and collectively as the “Allocation Portfolios.”
In addition to the fees directly associated with an Allocation Portfolio, an investor in an Allocation Portfolio will also indirectly bear the fees of the Brighthouse Underlying Portfolios in which the Allocation Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each Allocation Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.
Each Allocation Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation of the Allocation Portfolio’s assets among the Brighthouse Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.
In addition to investments in shares of the Brighthouse Underlying Portfolios, the Allocation Portfolios may invest directly in U.S. Government securities, money market securities and repurchase agreements.
Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio
As described in each Portfolio’s Prospectus, the Brighthouse Balanced Plus Portfolio invests approximately 70% of its assets in shares of Brighthouse Underlying Portfolios, while the MetLife Multi-Index Targeted Risk Portfolio invests approximately 75% of its assets in shares of Brighthouse Underlying Portfolios.
In addition to the fees directly associated with the Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio, an investor in either Portfolio will also indirectly bear the Portfolio’s portion of the fees of the Brighthouse Underlying Portfolios in which such Portfolio invests. Each Brighthouse Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Brighthouse Underlying Portfolio to its own investment risks. For a list of the Brighthouse Underlying Portfolios in which each of Brighthouse Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio may invest as of the date of this SAI, please see such Portfolio’s Prospectus. For more information about the investment strategies of the respective Brighthouse Underlying Portfolios, and the risks associated with those strategies, please refer to the Brighthouse Underlying Portfolios’ Prospectuses and to any information in this SAI relating to the particular Brighthouse Underlying Portfolio.
Each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invests in shares of the Brighthouse Underlying Portfolios and its performance therefore is directly related to the ability of the Brighthouse Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Brighthouse Underlying Portfolios. Accordingly, the Brighthouse Balanced Plus Portfolio’s and the MetLife Multi-Index Targeted Risk Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Brighthouse Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Brighthouse Underlying Portfolios utilizing such strategies.
Brighthouse/Artisan International Portfolio
The Portfolio may invest up to 5% of its net assets, measured at the time of purchase, in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying security. These securities are sometimes referred to as “participation certificates.” Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Portfolio an amount based on the value of the underlying security.

Brighthouse/Dimensional International Small Company Portfolio
As described in the Portfolio’s Prospectus, the investment strategy of the Portfolio involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the subadviser for a variety of reasons. The subadviser may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, the subadviser’s assessment of the likelihood of short-run reversals (general tendency for stocks that have recently outperformed their peers to underperform in the short run and vice versa), trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the subadviser determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the subadviser considers ratios such as recent changes in assets divided by total assets. The criteria the subadviser uses for assessing relative price, profitability, and a company’s investment characteristics are subject to change from time to time.
The subadviser may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. The Portfolio will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the subadviser uses for assessing investment characteristics are subject to change from time to time. The subadviser may also decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.
The subadviser may deviate from market capitalization weighting to limit or fix the exposure of the Portfolio to a particular country or issuer to a maximum proportion of the assets of the Portfolio. The subadviser may exclude the stock of a company that meets applicable market capitalization criteria if it determines, in its judgment, that purchasing it would be inappropriate in light of other conditions. The subadviser may decrease the amount that the Portfolio invests in eligible small capitalization companies that have lower profitability and/or higher relative prices. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the subadviser will identify companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser’s then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the Portfolio. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of the Portfolio. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.
Although the Subadviser does not intend to purchase securities not associated with an Approved Market (as that term is defined in the Portfolio’s Prospectus), the Portfolio may acquire such securities in connection with corporate actions or other reorganizations or transactions with respect to securities that are held by the Portfolio from time to time. Also, the Portfolio may continue to hold investments in countries that are not currently designated as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.

The Portfolio may use currency forwards to facilitate the settlement of trades, repatriate currencies, and to exchange one currency for another.
Brighthouse/Franklin Low Duration Total Return Portfolio
Split rated bonds (bonds that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating.
Harris Oakmark International Portfolio
The subadviser does not presently intend to utilize options or futures contracts and related options but may do so in the future.
Invesco Global Equity Portfolio
At times, the Portfolio may seek to benefit from what the portfolio manager considers to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. This is an aggressive investment technique that may be considered to be speculative.
The Portfolio will not enter into swaps with respect to more than 25% of its total assets.
The Portfolio does not normally invest more than 5% of its total assets in debt securities. For purposes of this limitation, the term “debt securities” does not include securities convertible into common or preferred stock.
Jennison Growth Portfolio
The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.
JPMorgan Global Active Allocation Portfolio
In the event that ratings services assign different ratings to the same security, the Portfolio’s subadviser will default to the lower credit rating.
Loomis Sayles Global Allocation Portfolio
In determining credit quality, the Portfolio’s subadviser will look to the highest credit rating assigned by the applicable ratings services.
Loomis Sayles Growth Portfolio
An emerging market security is a security issued by an issuer that is located in, the securities of which are traded in, or is tied economically to, any country determined by the Portfolio’s subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio
As described in each Portfolio’s Prospectus, the Portfolio normally invests at least 80% of its net assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000® Index. The capitalization range of the Russell 2000® Index will vary due to the market value fluctuations of the stocks in the Index. The Russell 2000® Index is reconstituted annually, normally in June. Following this reconstitution, the capitalization range of the Russell 2000® Index may be significantly different than it was prior to the reconstitution.
MetLife Multi-Index Targeted Risk Portfolio
The Portfolio may invest in municipal fixed-income securities that have a remaining maturity of 365 days or less and U.S. Government securities that have a remaining maturity of 365 days or less. The Portfolio may also invest in futures strategies, including: (1) stock index futures contracts, (2) bond futures contracts, and (3) U.S. Treasury futures contracts.

MetLife Stock Index Portfolio
The Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. Shareholder approval will not be sought if the Portfolio crosses from diversified to non-diversified status under such circumstances.
MFS® Research International Portfolio
The Portfolio will not invest more than 25% of its assets in emerging market securities.
MFS® Total Return Portfolio
The Portfolio may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.
MFS® Value Portfolio
As a non-fundamental investment policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.
PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio
The Portfolios may make short sales of securities that they do not own.
State Street Emerging Markets Enhanced Index Portfolio
An emerging market is any market included in the emerging markets stock index that is referenced in the Portfolio’s 80% investment policy described in the Portfolio’s Prospectus.
State Street Moderately Aggressive ETF Portfolio and State Street Moderate ETF Portfolio
Each of State Street Moderately Aggressive ETF Portfolio and State Street Moderate ETF Portfolio (each, an “ETF Portfolio” and, collectively, the “ETF Portfolios”) operates under a “fund of funds” structure, investing at least 80% of its net assets in Underlying ETFs. In addition to investments in shares of Underlying ETFs that are linked to an index, an ETF Portfolio may invest in other types of securities, including: Underlying ETFs or other pooled investments that do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets); other registered investment companies that are not ETFs, including exchange-traded notes (“ETNs”); money market funds; and, for cash management purposes, repurchase agreements, U.S. Government securities, and money market securities. In addition to the fees directly associated with an investment in an ETF Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which the ETF Portfolio invests. For additional information about the investment policies and restrictions of the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.
Each ETF Portfolio invests in shares of the Underlying ETFs, and its performance therefore is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the subadviser’s allocation of the ETF Portfolio’s assets among the Underlying ETFs. Accordingly, each ETF Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Summary Prospectus and Prospectus, in direct proportion to the amount of assets each ETF Portfolio allocates to the Underlying ETFs utilizing such strategies.
T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio
Each Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
Each Portfolio may invest in other investment companies advised by the Portfolio’s subadviser. The subadviser offers investment vehicles for the cash reserves of client accounts. The subadviser may choose to invest any available cash reserves in money market funds affiliated with the subadviser that have been established for the exclusive use of the subadviser’s family of mutual funds and other clients of the subadviser.

Each Portfolio may invest up to 25% of its total assets in the subadviser’s affiliated money market funds. They must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The subadviser’s affiliated money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent a Portfolio invests in a subadviser’s affiliated money market fund, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of the expenses of the subadviser’s affiliated money market fund.
Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.
Schroders Global Multi-Asset Portfolio
Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: if three agencies rate a security, the security will be considered to have the median credit rating; if two of the three agencies rate a security, the security will be considered to have the lower credit rating.
TCW Core Fixed Income Portfolio
Where two or more ratings are available on a security, the Portfolio looks to the highest rating in a split rating scenario. If a security is unrated, the Portfolio looks to the manager assigned rating.
VanEck Global Natural Resources Portfolio
As described in the Portfolio’s Prospectus, the term “natural resource companies” includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources.
Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments may be volatile and there may be sharp fluctuations in prices, even during periods of rising prices.
As described in the Portfolio’s Prospectus, the Portfolio may invest up to 20% of its net assets in securities issued by other investment companies, including open-and closed-end funds and ETFs. The Portfolio may also invest in money market funds, but these funds are not subject to the 20% limitation. The Portfolio may invest in investment companies which are sponsored or advised by Van Eck Associates Corporation (“VanEck”) and/or its affiliates (each, a “VanEck Investment Company”). However, in no event will the Portfolio invest more than 5% of its net assets in any single VanEck Investment Company. To eliminate the duplication of advisory fees, VanEck has agreed to waive the subadvisory fee it receives for subadvising the Portfolio in an amount equal to any advisory fee it receives as a result of any investment the Portfolio makes in a VanEck Investment Company. In turn, the Adviser will waive its advisory fee in the same amount to pass the benefit of this waiver to the Portfolio.
The Portfolio may buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices.
The Portfolio will seek to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders and to preserve the tax-favored status of the variable life insurance and variable annuity contracts funded by the Portfolio. One of the requirements is that at least 90% of the Portfolio’s gross income be derived from dividends, interest, payment with respect to securities loans or gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test. Please see the section “Federal Income Taxes” for more detailed discussion.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio
The Western Asset Management Strategic Bond Opportunities Portfolio may invest in fixed-and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See “Loan Participations, Assignments and Other Direct Indebtedness” below.
Certain of the debt securities in which the Western Asset Management Strategic Bond Opportunities Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined by the subadviser to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield securities and are commonly known as “high yield debt” or “junk bonds.” See “High Risk, High Yield Debt Securities” below. Split rated bonds and other fixed income securities (securities that receive different ratings from two or more rating agencies) are treated for these purposes as follows: The Portfolio will treat the security as being rated in the highest rating category by an NRSRO, or if unrated, of comparable quality.
In addition, the Western Asset Management Strategic Bond Opportunities Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities, and inverse floaters.
There is no limit on the value of the Western Asset Management Strategic Bond Opportunities Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.
The Western Asset Management Strategic Bond Opportunities Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supra-national entities. Supra-national entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (commonly called the “World Bank”), the European Union (“EU”), the Asian Development Bank, and the Inter-American Development Bank. Such supra-national-issued instruments may be denominated in multi-national currency units.
In order to maintain liquidity, the Western Asset Management Strategic Bond Opportunities Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not counted towards this 20% limit.
The Western Asset Management Strategic Bond Opportunities Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.
Although the Western Asset Management Strategic Bond Opportunities Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Western Asset Management Strategic Bond Opportunities Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. The portfolio turnover rate of the Western Asset Management Strategic Bond Opportunities Portfolio may fluctuate considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual security prices. The Western Asset Management Strategic Bond Opportunities Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.
With respect to the Western Asset Management U.S. Government Portfolio, any guarantee of the securities in which the Portfolio invests will apply only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will apply to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 10% of the assets of the Western Asset Management U.S. Government Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other NRSRO; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, and privately placed debt securities.

INVESTMENT STRATEGIES AND RISKS
The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as described in this section. Each Portfolio may invest in or utilize any of these investment strategies and instruments, engage in any of these practices and take into account any of these factors, risks and other considerations, except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this SAI.
Investment Practices
The following information relates to some of the investment practices in which certain of the Portfolios may engage and some of the factors, risks and other considerations that certain of the Portfolios may take into account. The table indicates which Portfolios may engage in each of these practices and take into account each of these factors, risks and other considerations. A Portfolio may be subject to specific limitations on these investment practices, as stated under “Investment Policies” or “Investment Restrictions” or in such Portfolio’s Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed or every type of factor or other consideration that a Portfolio may take into account, and notwithstanding any exclusion of a Portfolio from the list of Portfolios noted below, each Portfolio may invest cash collateral it receives in connection with the Portfolio’s securities lending activity as disclosed in the Securities Loan disclosure elsewhere in this SAI. Each Portfolio may also from time to time take temporary portfolio positions that may or may not be consistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions (including, without limitation, investing in derivatives) for various purposes, including among others, investing in derivatives to reduce investment exposure, or to seek indirect investment exposure, to a sector, country, region or currency where the Adviser or a Portfolio’s subadviser believes such defensive positioning is appropriate. The Adviser or a Portfolio’s subadviser may do so without limit and for as long a period as deemed necessary or appropriate. While the Portfolio is so positioned, derivatives could comprise a substantial portion of the Portfolio’s investments and the Portfolio may not achieve its investment objective. Investing in this manner may adversely affect Portfolio performance. During these times, the Portfolio may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Portfolio performance. In addition, each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed under “Investment Restrictions.”
MetLife Russell 2000® Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios” and, together with the MetLife Aggregate Bond Index Portfolio, the “Index Portfolios.”
Investment Practices	Portfolios
Asset-Backed Securities
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
Baillie Gifford International Stock Portfolio, and
Brighthouse/Dimensional International Small Company
Portfolio

Bonds	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Brady Bonds	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio
Capital Securities and Bank Capital Securities
All Trust I Portfolios
All Trust II Portfolios other than the Equity Index Portfolios,
Baillie Gifford International Stock Portfolio, BlackRock
Ultra-Short Term Bond Portfolio, and Brighthouse/
Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Collateralized Obligations	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Convertible Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
Credit Default Swaps
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than BlackRock Ultra- Short Term
Bond Portfolio and Brighthouse/Dimensional International
Small Company Portfolio

Credit Linked Notes
All Trust I Portfolios other than Brighthouse/Artisan
International Portfolio and Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than Brighthouse/Dimensional
International Small Company Portfolio

Cyclical Opportunities	All Trust I Portfolios All Trust II Portfolios
Dollar Rolls	All Trust I Portfolios All Trust II Portfolios other than Baillie Gifford International Stock Portfolio and Brighthouse/Dimensional International Small Company Portfolio
Emerging Market Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
Environmental, Social and Governance Practices	All Trust I Portfolios All Trust II Portfolios
Equity Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio
Event-Linked Instruments	All Trust I Portfolios other than Brighthouse/Artisan International Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Exchange-Traded Grantor Trusts	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Exchange-Traded Notes	All Trust I Portfolios All Trust II Portfolios other than the Index Portfolios, Brighthouse/Dimensional International Small Company Portfolio, and Baillie Gifford International Stock Portfolio
Fixed-Income Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Floaters	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures and Currency Options
All Trust I Portfolios
All Trust II Portfolios other than BlackRock Ultra- Short Term
Bond Portfolio, MetLife Mid Cap Stock Index Portfolio,
MetLife Russell 2000® Index Portfolio and MetLife Stock
Index Portfolio

Foreign Equity Depositary Receipts	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra-Short Term Bond Portfolio and MetLife Aggregate Bond Index Portfolio
Foreign Securities	All Trust I Portfolios All Trust II Portfolios
Forward Commitments, When-Issued and Delayed- Delivery Securities	All Trust I Portfolios All Trust II Portfolios
Geopolitical Risk	All Trust I Portfolios All Trust II Portfolios
High Yield Foreign Sovereign Debt Securities
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/
Dimensional International Small Company Portfolio, and
Western Asset Management U.S. Government Portfolio

High Yield, High Risk Debt Securities
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
BlackRock Ultra-Short Term Bond Portfolio, Brighthouse/
Dimensional International Small Company Portfolio, and
Western Asset Management U.S. Government Portfolio

Hybrid Instruments
All Trust I Portfolios other than Brighthouse/Artisan
International Portfolio (up to 10% of total assets for T. Rowe
Price Large Cap Value Portfolio and T. Rowe Price Mid Cap
Growth Portfolio)
All Trust II Portfolios other than BlackRock Ultra- Short Term
Bond Portfolio and Brighthouse/Dimensional International
Small Company Portfolio (up to 10% of total assets for
T. Rowe Price Large Cap Growth Portfolio and T. Rowe
Price Small Cap Growth Portfolio)

Illiquid Securities	All Trust I Portfolios All Trust II Portfolios
Indexed Securities	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio
Indirect Exposure to Crypto Assets	Morgan Stanley Discovery Portfolio

Investment Practices	Portfolios
Inflation-Indexed Bonds	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Interest Rate Transactions	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Inverse Floaters
All Trust I Portfolios other than Brighthouse/Artisan
International Portfolio and Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
BlackRock Ultra-Short Term Bond Portfolio, and
Brighthouse/Dimensional International Small Company
Portfolio

Investment Grade Corporate Debt Securities	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Loan Participations, Assignments and Other Direct Indebtedness
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
BlackRock Ultra-Short Term Bond Portfolio, and
Brighthouse/Dimensional International Small Company
Portfolio

Money Market Securities	All Trust I Portfolios All Trust II Portfolios
Mortgage-Backed Securities, including Collateralized Mortgage Obligations
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
Baillie Gifford International Stock Portfolio, and
Brighthouse/Dimensional International Small Company
Portfolio

Mortgage Dollar Roll Transactions	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Municipal Fixed-Income Securities	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
National Securities	All Trust I Portfolios All Trust II Portfolios
New Securities	All Trust I Portfolios All Trust II Portfolios

Investment Practices	Portfolios
Obligations of Supra-national Agencies	All Trust I Portfolios All Trust II Portfolios other than the Equity Index Portfolios and Brighthouse/Dimensional International Small Company Portfolio
Options and Futures Strategies	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
Other Investment Companies, including Exchange- Traded Funds	All Trust I Portfolios All Trust II Portfolios
Other Risks Related to Derivatives	All Trust I Portfolios All Trust II Portfolios
Payment-in-Kind Securities
All Trust I Portfolios
All Trust II Portfolios other than the Equity Index Portfolios,
Baillie Gifford International Stock Portfolio, BlackRock
Ultra-Short Term Bond Portfolio, and Brighthouse/
Dimensional International Small Company Portfolio

Portfolio Turnover	All Trust I Portfolios All Trust II Portfolios
Preferred Stocks	All Trust I Portfolios All Trust II Portfolios
Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
Recent Events	All Trust I Portfolios All Trust II Portfolios
Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios
Reverse Repurchase Agreements	All Trust I Portfolios All Trust II Portfolios other than Baillie Gifford International Stock Portfolio
Rights and Warrants	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
Rule 144A Securities and other Private Placement Securities	All Trust I Portfolios All Trust II Portfolios
Securities Loans	All Trust I Portfolios All Trust II Portfolios
Senior Loans and Other Direct Indebtedness	All Trust I Portfolios All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio

Investment Practices	Portfolios
Short Sales	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio
SOFR Futures and Options
All Trust I Portfolios other than Brighthouse/Artisan
International Portfolio
All Trust II Portfolios other than BlackRock Ultra- Short Term
Bond Portfolio and Brighthouse/Dimensional International
Small Company Portfolio

Special Situations	All Trust I Portfolios All Trust II Portfolios
Standby Commitment Agreements	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
Stripped Mortgage Securities
All Trust I Portfolios other than Morgan Stanley Discovery
Portfolio
All Trust II Portfolios other than the Equity Index Portfolios,
Baillie Gifford International Stock Portfolio, and
Brighthouse/Dimensional International Small Company
Portfolio

Structured Notes
All Trust I Portfolios
All Trust II Portfolios other than the Equity Index Portfolios,
BlackRock Ultra-Short Term Bond Portfolio, and
Brighthouse/Dimensional
International Small Company Portfolio, except that the
Equity Index Portfolios and BlackRock Ultra-Short Term
Bond Portfolio may invest in commodity-linked notes and
credit-linked notes

Swaps, Caps, Floors, Collars, Etc.	All Trust I Portfolios All Trust II Portfolios other than BlackRock Ultra- Short Term Bond Portfolio and Brighthouse/Dimensional International Small Company Portfolio
Trade Claims	All Trust I Portfolios other than Morgan Stanley Discovery Portfolio All Trust II Portfolios other than Brighthouse/Dimensional International Small Company Portfolio
U.S. Government Securities	All Trust I Portfolios All Trust II Portfolios
Yankee Bonds and Eurobonds	All Trust I Portfolios All Trust II Portfolios other than the Equity Index Portfolios, Baillie Gifford International Stock Portfolio, and Brighthouse/Dimensional International Small Company Portfolio
Zero Coupon Securities and Deferred Interest Bonds	All Trust I Portfolios All Trust II Portfolios other than the Equity Index Portfolios, and Brighthouse/Dimensional International Small Company Portfolio

Asset-Backed Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as credit card and automobile finance receivables, various types of loans (including home equity loans, student loans, and business loans), leases of various types of real and personal property, and other non-mortgage related income streams, such as income from renewable energy projects and franchise rights. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.
The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.
In the case of privately issued asset-backed securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries. See also “Collateralized Obligations.”
Bonds
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed-or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.
Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond when due. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Adviser or the Portfolio’s subadviser would consider such events in the determining whether the Portfolio should continue to hold it. See also “Fixed-Income Securities.”

Brady Bonds
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. See also “Fixed-Income Securities.”
Capital Securities and Bank Capital Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company (“Bank Capital Securities”). This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.
Bank Capital Securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some Bank Capital Securities take the form of trust preferred securities. Other Bank Capital Securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.
Collateralized Obligations
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses and may involve a level of active management by a collateral manager.
For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally represent safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. A relatively small decline in the value of the underlying securities could result in a relatively large loss in the value of a CBO, CLO or other CDO. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs, and other CDOs, allowing a CDO to qualify for Rule 144A transactions. See “Rule 144A Securities and Other Private Placement Securities.” In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk, prepayment risk, counterparty risk and credit risk), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the collateral and accompanying risks underlying a CBO, CLO or other CDO in which a Portfolio invests will change, and will do so without transparency; (vi) risk of forced liquidation of collateral securities due to technical defaults such as the failure of coverage tests designed to protect investors in more senior tranches; and (vii) the CBO’s, CLO’s or CDO’s collateral manager may perform poorly.
Convertible Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security that may be converted into common stock or that carries the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.
Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, typically offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.
Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although the Adviser or a Portfolio’s subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.
Credit Default Swaps
As set forth in the “Investment Practices” section, certain of the Portfolios may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased (or to receive a related net cash amount if the swap is cash settled). As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its aggregate assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional liquidity risk, counterparty risk, and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all transactions with a counterparty are terminated and settled on a net basis if an event of default occurs.
In addition to using credit default swaps for hedging purposes, the AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may also use credit default swaps for other investment purposes.
For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. See also “Other Risks Related to Derivatives” below.
Options on Credit Default Swap Agreements.  The AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt instrument(s) between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over-the-counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty. See also “Other Risks Related to Derivatives” below.
Credit Linked Notes (“CLNs”)
As set forth in the “Investment Practices” section, certain of the Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds.
The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.
Cyclical Opportunities
As set forth in the “Investment Practices” section, certain of the Portfolios, such as the Invesco Global Equity Portfolio, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser or a Portfolio’s subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.
Dollar Rolls
As set forth in the “Investment Practices” section, certain of the Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon, and maturity) securities on a specified future date. During the roll period, a Portfolio would forgo principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.
Emerging Market Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), invest in emerging market securities. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political or economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and limited operating history and/or development of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and the values of such securities more volatile than investment in more developed countries. To invest in such markets, a Portfolio may be required to establish special custodial or other arrangements, which can add to the cost and risk of investment in such markets. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. There may be little or less reliable financial or accounting information available with respect to issuers located in certain of such countries as compared to investments in more developed markets, and it may be difficult as a result to assess accurately the value or prospects of an investment in such issuers.
Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.
A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free-floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.
Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents and new capital controls or restrictions on repatriating capital to the U.S. may be instituted at any time and without advance notice. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. Emerging market securities are subject to the risks associated with foreign securities. For a discussion of foreign securities, see “Foreign Securities” below.
Many Chinese companies to which the Portfolios may seek investment exposure use a structure known as a variable interest entity (a “VIE”) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. A Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Portfolio is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which a Portfolio invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as a Portfolio. While the VIE structure is a longstanding practice in China, until recently, such arrangements had not been formally recognized under Chinese law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. There is a risk that the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute between the Holding Company investors and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in China, thus limiting the remedies and rights of Holding Company investors such as a Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, a Portfolio, as a foreign investor, may have little or no legal recourse. Such legal uncertainty may be exploited against the interests of the Holding Company investors such as a Portfolio. A Portfolio will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of a Portfolio’s investments in Holding Companies or render them valueless.

Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Portfolio invests.
Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018 and the longstanding dispute involving the Chinese government and Taiwan that has included threats of invasion, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of a Portfolio’s assets may decline. Events such as these and their impact on the Portfolios are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
In addition, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of a Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”).  As a result of the Chinese Military Companies Sanctions or other similar actions targeting investment in China, a Portfolio may incur losses.
Legislation passed in the U.S. could cause securities of a foreign issuer, including ADRs, to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Portfolio’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Portfolio may also need to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs.
China Connect Programs.  The risks noted here are in addition to the risks described above.
A Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”), and the China Bond Connect (the “Bond Connect”).
There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Portfolio’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Portfolio to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Portfolio may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. A Portfolio’s investments in China Connect Securities may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China Connect Securities through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Portfolio and/or affect the Portfolio’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China Connect Securities on day “T,” the investor will only be able to sell the securities on or after day T+1. China Connect Securities currently eligible for trading under a China Connect program may also lose such designation. Further, all China Connect Securities trades must be settled in renminbi (“RMB”), which requires a Portfolio to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
Stock Connect is subject to certain restrictions that create certain additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Portfolio to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through Stock Connect is available only through a single broker that is an affiliate of the Portfolio’s sub-custodian, which means that the Portfolio cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, Stock Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Portfolio’s ability to remove money out of China and use it for other purposes, including to meet redemptions.
China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Portfolio’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Portfolio’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Portfolio. The precise nature and rights of a Portfolio as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will recognized or enforced under PRC law. If PRC law does not fully recognize a Portfolio as the beneficial owner of its China Connect Securities, this may limit the ability of the Adviser (and/or any Subadviser, as the case may be) to effectively manage the Portfolio. The use of the nominee system also exposes a Portfolio to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Portfolios investing through China Connect programs.
CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the People’s Bank of China and other PRC authorities are untested and are subject to change from time to time. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Portfolio is therefore subject to the risk of default or errors on the part of such agent. A Portfolio is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with a Portfolio may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value. Although there is no quota limitation regarding investment via the CIBM Direct Access Program, a Portfolio is required to make further filings with the People’s Bank of China if it wishes to increase its anticipated investment size. There is no guarantee the People’s Bank of China will accept such further filings. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.
Environmental, Social and Governance Practices
In selecting securities for a Portfolio, the Portfolio’s subadviser is permitted, but not required, to take environmental, social and governance (“ESG”) risks and opportunities into account as part of its investment process (i.e., in assessing the risk and return profile of a particular investment or the Portfolio’s overall investment portfolio). ESG characteristics are not the sole consideration when making investment decisions for a Portfolio and as a result, the issuers in which a Portfolio invests may not have favorable ESG characteristics or high ESG ratings. In addition, a subadviser may consider ESG factors for some, but not all, of a Portfolio’s investments, and may consider environmental, social or governance factors separately, rather than together, for a particular investment. The ESG factors used in a Portfolio’s investment process, if any, may evolve over time and may vary based on the availability and the subadviser’s assessment of relevant information. The determinations and conclusions regarding ESG factors that may be made by a Portfolio’s subadviser may differ from those made by others, including other investment advisers. In considering ESG factors, a subadviser may be dependent upon information, data, and/or analysis obtained through voluntary reporting by issuers or third parties. As a result, there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause a Portfolio’s subadviser to incorrectly assess a company’s business model, risks or practices.
A subadviser’s consideration of ESG factors, like other information considered by the subadviser, may result in a Portfolio investing in securities, industries, or sectors that underperform other securities, industries, or sectors, or underperform the market as a whole. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by a Portfolio because considerable discretion is given to the subadviser in weighing and evaluating ESG factors along with other factors in making investment decisions and any such evaluations of those ESG factors may prove incorrect. A Portfolio may also forgo investment opportunities in certain companies or industries due to ESG factors, which may adversely affect Portfolio performance. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a subadviser’s ability to take into account ESG factors in making a Portfolio’s investments.
Equity Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include preferred stock, warrants, securities convertible into common or preferred stocks, and interests in partnerships and foreign entities. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuers. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities generally rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Certain equity securities may pay a dividend. A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.
Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing.
Generally, an adviser or subadviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser or subadviser using a “growth” style of investing will be more likely than an adviser or subadviser using a “value” style to buy a stock that is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
Value stocks are stocks that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s adviser or subadviser may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.
Market Capitalization Risk—Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.
Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.
Special Purpose Acquisition Companies—Equity securities include stock, rights, warrants, and other interests in special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition, or other similar transactions (each a “Transaction”). SPACs may be used as a vehicle to transition a company from a privately-held firm to a publicly traded issuer. If a Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. SPACs are subject to increasing scrutiny and potential legal challenges and/or regulatory developments may limit their effectiveness or prevalence (for example, the SEC recently adopted additional disclosure and other rules that apply to SPACs).
Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition to purchasing publicly traded SPAC securities, a Portfolio may invest in SPACs through additional financing transactions or via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all and the SPAC may be required to return any remaining monies to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed Transaction may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Event-Linked Instruments
As set forth in the “Investment Practices” section, certain of the Portfolios may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolios may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase the bond’s volatility. Event-linked exposure may expose the Portfolios to certain additional risks including credit and counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.
Exchange-Traded Grantor Trusts
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in exchange-traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like ETFs, ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk, and risks associated with a lack of active management.
ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.
Exchange-Traded Notes
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.
An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.
The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.
Fixed-Income Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral to cover the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or upon the maturity of the security, as well as an obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.
Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. Prepayment risk is the risk that the issuer will repay the principal on the security before it is due, thus depriving the fixed-income security’s holder, such as a Portfolio, of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of a Portfolio’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Portfolio’s performance will be negatively impacted. The Portfolios are subject to the risk that the income generated by their investments in fixed income securities may not keep pace with inflation.
Changes by NRSROs in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio’s net asset value.
Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.
Duration is an estimate of a bond or bond fund’s price sensitivity in response to changes in interest rates. If interest rates rise by one percentage point, the share price of a bond fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the bond fund’s share price would be expected to rise by about 5%. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Only a pure discount bond—that is, one with no coupon or sinking-fund payments—has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.
The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds with less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.
There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with 5 years’ duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.
A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio’s investment in certain of these securities may depend on the Portfolio’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Portfolio of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.
The following constitutes a non-exhaustive description of the fixed-income securities that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes. For additional information about specific types of fixed-income securities, see “Bonds,” “High Yield Foreign Sovereign Debt Securities,” “High Yield, High Risk Debt Securities,” “Inflation-Indexed Bonds,” “Investment Grade Corporate Debt Securities,” “Municipal Fixed-Income Securities,” “U.S. Government Securities,” and “Yankee Bonds and Eurobonds.”
U.S. Government Securities
U.S. Government securities are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association (“GNMA”), the Farmers’ Home Administration, and the Small Business Administration, are only backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”). Such securities may involve increased risk, including loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.
Certificates of Deposit
Certificates of deposit are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.
Bankers’ Acceptances
Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.
Commercial Paper
Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed above in “Asset-backed Securities” would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings, see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.
Foreign Obligations
Foreign obligations are obligations of foreign branches of U.S. banks and other foreign securities that are subject to risks of foreign political, economic, and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.
Eurodollar Bank Obligations
Eurodollar bank obligations are obligations of foreign branches of foreign banks and foreign branches of U.S. banks.
Floaters
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in floaters. Floaters are fixed-income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options
As set forth in the “Investment Practices” section, certain of the Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.
Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. A Portfolio may also be subject to the credit risk presented by another party (counterparty risk) to the extent it engages in transactions, such as forward foreign currency contracts, that involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of an investment in the Portfolio may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio. See also “Other Risks Related to Derivatives” below.
Certain of the Portfolios may invest in the following types of foreign currency transactions:
Foreign Currency Exchange Transactions.  A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy, to protect against uncertainty in the level of future exchange rates, to facilitate the settlement of securities trades or to exchange one currency for another. The adviser or subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).
A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency or a related net amount at a future time at a rate or rates that may be higher or lower than the spot rate, and may involve the exchange of margin. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.
For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.
A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they are expected to mature.
It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.
Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s adviser or subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. See also “Other Risks Related to Derivatives” below.
Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specified amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market and directly between currency traders (usually large commercial banks) and their customers. A forward contract may have no deposit requirement, and may involve commissions and charges. A foreign currency futures contract is a standardized contract for the future sale of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission

(“CFTC”), such as the Chicago Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes.
In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:
Lock In.  When the adviser or subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.  If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.
Direct Hedge.  If the adviser or subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the adviser or subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.
Proxy Hedge.  The adviser or subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.
Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are generally traded directly between currency traders so that no intermediary is required. A forward contract may require no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.
At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract (or otherwise fulfill its obligations in connection with settlement), or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation. See also “Options and Futures Strategies” and “Other Risks Related to Derivatives” below.
Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. Such options will be purchased or written only when a Portfolio’s adviser or subadviser believes that a liquid market exists for such options. There can be no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. See also “Other Risks Related to Derivatives” below.
Currency Swaps.  A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.
The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an adviser or subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.
For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. See also “Other Risks Related to Derivatives” below.
Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.
In addition to engaging in foreign currency transactions for hedging purposes, the AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio may enter into foreign currency transactions for other investment purposes.
Foreign Equity Depositary Receipts
As set forth in the “Investment Practices” section, certain of the Portfolios may purchase foreign equity depositary receipts, including non-voting depositary receipts (“NVDRs”), which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, or issued by an affiliate of an exchange. These Portfolios may invest in EDRs, GDRs, International Depositary Receipts (“IDRs”) and NVDRs. In addition, these Portfolios may invest in ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a non-U.S. bank, foreign stock exchange or foreign stock exchange affiliate similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security. Because a Portfolio’s investment in depositary receipts represents an interest in underlying foreign securities issued by a foreign issuer, an investment in depositary receipts entails all of the risks of investing in the underlying foreign securities. See “Foreign Securities” below and “Foreign Investment Risk” in such Portfolio’s Prospectus, as applicable.
Foreign equity depositary receipts can be either “sponsored” or “unsponsored.” Sponsored foreign equity depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored foreign equity depositary receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored foreign equity depositary receipts.
To the extent a Portfolio acquires foreign equity depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the receipts to issue and service such receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in foreign equity depositary receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of foreign equity depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the foreign equity depositary receipts and the underlying securities are quoted. However, by investing in foreign equity depositary receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.
Except as noted, the Portfolios consider Depositary Receipts to be foreign securities. The Allspring Mid Cap Value Portfolio, BlackRock High Yield Portfolio, Brighthouse Small Cap Value Portfolio, Jennison Growth Portfolio, and Neuberger Berman Genesis Portfolio do not consider ADRs or similar receipts and shares traded in U.S. markets to be foreign securities.
Foreign Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies and securities denominated in foreign currencies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurobonds, and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States, and such standards and practices may vary significantly from country to country. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Other risks of investing in such securities include political or economic instability in the country involved, reduction of governmental or central bank support, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. There is a possibility of developments that could adversely affect investment in and the liquidity of securities of certain foreign countries, including but not limited to expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Foreign issuers may become subject to sanctions imposed by the United States or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Portfolio’s ability to buy, sell, receive or deliver the securities.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges and markets, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio. In certain markets, there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of a portfolio security or, if the Portfolio had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.
The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. There can be no assurance that currency controls will not be imposed in any foreign country. In addition, the value of foreign fixed-income investments may fluctuate in response to changes in U.S. and foreign interest rates.
Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the World Bank, the Asian Development Bank, and the Inter-American Development Bank.
The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.
Foreign sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. For a discussion of foreign sovereign debt securities of European countries, see “Investment Strategies and Risks—Recent Events.”
Securities of companies domiciled in Canada, Puerto Rico, and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Certain Portfolios may gain exposure to securities in certain foreign markets through investments in participation notes. These securities are sometimes referred to as “participation certificates.” Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Portfolios may use participation notes or other investments to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note is redeemed, the bank or broker-dealer is obligated to pay the Portfolio an amount based on the value of the underlying asset. An investment in a participation note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the participation note’s performance may differ from the underlying security’s performance. While the holder of a participation note may be entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. There is also no assurance that there will be a secondary trading market for a participation note or that the trading price of a participation note will equal the value of the underlying security. Additionally, issuers of participation notes and the calculation agent may have broad authority to control the foreign exchange rates related to the participation notes and discretion to adjust the participation note’s terms in response to certain events.
Eurodollar and Yankee dollar bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) bank obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See also “Fixed-Income Securities—Foreign Obligations”
Russia Sanctions Risk.
Various countries, including the U.S. and the United Kingdom (“UK”), as well as the European Union (“EU”), have imposed broad-ranging economic sanctions against Russia. The U.S. and other countries or international organizations may impose additional, broader economic sanctions on other countries that support Russia’s military or take other actions that may adversely affect Russian-related issuers in the future. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Portfolio, even if a Portfolio does not have direct exposure to securities of Russian issuers.

Forward Commitments, When-Issued, and Delayed Delivery Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.
A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its adviser or subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.
Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.
Geopolitical Risk
Terrorism, war, trade disputes, tariffs and other restrictions on trade or economic sanctions, significant changes in oil and commodity prices, dramatic changes in currency exchange rates, major cybersecurity events, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolios’ investments. Events occurring in one region may indirectly impact issuers in other regions.
Russia’s military invasion of Ukraine has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. In addition, the Iranian conflict that commenced in February 2026 may result in similar, and potentially more severe, disruptions. Escalation of hostilities in the Middle East region could disrupt energy production or transportation, including through key shipping routes, which may lead to increased volatility in energy and other commodity prices. The extent and duration of these conflicts are impossible to predict but could continue to be significant.
Certain European countries have developed strained relationships with the U.S., which could adversely affect European or U.S. issuers that rely on European-U.S. trade. The national politics of certain countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated political or social developments may result in sudden and significant investment losses to a Portfolio. The occurrence of terrorist incidents or war in the European region also could negatively impact financial markets. The impact of these events could be significant and could adversely affect the value and liquidity of a Portfolio’s investments.
The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries have threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Portfolio and its investments. U.S. trade policy has changed rapidly in the past, and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Portfolio invests and other adverse impacts on the Portfolio’s overall performance.

In addition, environmental and public health risks, such as the spread of infectious illness including epidemics or pandemics, may add to instability in world economies and markets generally. The COVID-19 pandemic, for example, resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that negatively affected the economic environment. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. Public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Portfolio’s investments, the Portfolio and an investment in the Portfolio.
High Yield Foreign Sovereign Debt Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield foreign sovereign debt securities, which are typically issued by foreign sovereign obligors in developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the
International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a foreign sovereign obligor to obtain sufficient foreign exchange to service its external debt.
If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.
A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds. See “Brady Bonds.”
Investments in High Yield Foreign Sovereign Debt Securities are subject to risks similar to investments in “High Yield, High Risk Debt Securities.” See also “Fixed-Income Securities.”
High Yield, High Risk Debt Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s, BB or B by S&P or BB or B by Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the adviser or subadviser’s own credit analysis.

Lower quality fixed-income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed-income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.
A Portfolio may invest in mezzanine securities, which are generally lower quality fixed-income securities and frequently unrated and present many of the same risks as senior loans, second lien loans and lower quality fixed-income securities. See “Senior Loans and Other Direct Indebtedness.” However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is an investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
A Portfolio may also invest in high yield debt securities that are rated C or below (sometimes referred to as “distressed securities”). Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.
In determining suitability of investment in a particular unrated security, the adviser or subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.
Hybrid Instruments
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, if a Portfolio wished to take advantage of an expected decline in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions, one solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. Various Benchmarks and prices for Underlying Assets are typically highly volatile, and such volatility may be expected in the future.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of certain derivatives by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.
Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the adviser or subadviser expected.
Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the adviser or subadviser to the Portfolios, other than the AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse Balanced Plus Portfolio and Western Asset Management Government Income Portfolio, do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio) of each Portfolio’s total assets.
Illiquid Securities
As set forth in the “Investment Practices” section, each Portfolio may invest up to 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of its net assets in “illiquid securities.” Illiquid securities are investments that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Adviser or the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If, due to the appreciation of illiquid securities, the depreciation of liquid securities, a change in net assets or other circumstances, a Portfolio’s investment in illiquid assets represents more than 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of the value of its net assets, the Portfolio is not required to sell any illiquid securities if to do so would not be, in the Adviser or subadviser’s opinion, in the best interest of the Portfolio’s shareholders.
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Portfolio will not receive its sales proceeds until that time, which may constrain the Portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Portfolios to establish a liquidity risk management program (the “LRMP”). Under the LRMP, the Adviser assesses, manages, and periodically reviews each Portfolio’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
Limited Partnership and Limited Liability Company Interests.  Certain Portfolios may invest in limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Certain Portfolios may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Portfolios, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Portfolios with certain tax laws and regulations to which the Portfolios are subject, and subject them to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Code. Limited partnership units are typically illiquid and subject to contractual transfer restrictions; thus a Portfolio will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. Certain decisions that could adversely affect the Portfolios, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners. A Portfolio also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Portfolio makes an investment in a limited partnership, it typically signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Portfolio must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
Publicly traded partnerships (“PTP”) and master limited partnerships (“MLPs”) are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). In addition to the risks associated with the underlying assets and exposures within a PTP or an MLP, a Portfolio’s investments in PTPs and MLPs are subject to other risks. The value of a PTP or an MLP will depend in part upon specialized skills of the PTP’s or MLP’s manager, and a PTP or an MLP may not achieve its investment objective. A PTP, MLP and/or its manager may lack, or have limited, operating histories. A Portfolio will be subject to its proportionate share of a PTP’s or an MLP’s expenses. A PTP or an MLP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, a Portfolio would have limited distribution rights in connection with its investment in a PTP or an MLP.
MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, and inadequate supply of external capital. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Portfolio’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit.
Private Investment in Public Equity.  Certain Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Indexed Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument. See also “Fixed-Income Securities.”
Indirect Exposure to Crypto Assets
Crypto Assets. Crypto assets (also referred to as “digital assets”) are assets issued and/or transferred using distributed ledger technology that may be designed to act as a store of wealth, a medium of exchange or an investment vehicle, among other use cases. As set forth in the “Investment Practices” section, the Morgan Stanley Discovery Portfolio may gain indirect exposure to crypto assets by investing in securities of companies that have direct or indirect exposure to digital assets, the digital asset markets and/or the broader digital asset industry (each, a “Digital Asset-Related Company”).
Crypto assets constitute an emerging asset class with a limited history and exposure to crypto assets is subject to significant risks, including significant price and trading volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market compared to traditional asset classes. For example, crypto assets and crypto asset markets have experienced extreme fluctuations and generally are characterized by significant price and trading volatility. In addition, the performance and value of indirect investments in crypto assets may differ significantly from the performance or value of underlying crypto assets.
Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage without the oversight of a central authority or banks. The value of a crypto asset is generally determined by factors such as the perceived future prospects or the supply and demand for such crypto asset in the trading markets for such crypto asset. The value of a crypto asset may decline unpredictably and precipitously, including to zero, for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes or uncertainty; general economic or financial market conditions; slower adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the creation or validation (“minting,” “mining” or “staking”) of crypto assets; confidence in, and the maintenance and development of, its network and open-source software protocols, such as blockchain, for ensuring the integrity of crypto asset transactional data; the further development of crypto assets; custody and safekeeping of crypto assets; a change in user preference to other crypto assets; and general risks tied to the use of information technologies, including cybersecurity risks. The development and value of crypto assets is also influenced by global adoption trends, regulatory treatment (e.g., classification as currencies, commodities or securities), tax implications, anti-money laundering and sanctions requirements, and restrictions on trading platforms.
In addition, crypto asset trading platforms and exchanges (if any) for crypto assets (collectively referred to as “crypto asset trading platforms”) may be centralized or decentralized; are often unregulated; are more exposed to operational or technical issues; and have an increased risk of fraud, manipulation, misappropriation, or failure compared to established, regulated exchanges for securities, derivatives and traditional currencies. Also, crypto assets may not be widely accepted as a substitute for fiat currency. Many crypto assets do not have, or are unable to benefit from, viable trading markets. Accordingly, crypto assets are also subject to risks associated with illiquidity and valuation challenges. There may also be uncertainty on the application of laws and regulations to such platforms. Crypto asset trading platforms have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in asset losses or other market disruptions. Because crypto assets may trade in multiple venues, liquidity may be dispersed, which may pose challenges for exiting positions, particularly in times of stress. In addition, crypto asset trading platforms and custodians (and similar market participants or service providers) are vulnerable to cyberattacks and breaches, loss, theft, destruction or other compromise of private keys, which could lead to theft or permanent and irretrievable loss of assets. A cyber-security breach or a business failure of a crypto asset platform or custodian (and similar market participants or service providers) may negatively impact the price of affected crypto assets (including securities of the crypto asset platform or custodian, if any). Although crypto asset transactions are typically publicly available on a blockchain or distributed ledger, the public address does not identify the controller, owner or holder of the private key. Unlike bank and brokerage accounts, crypto asset exchanges and custodians that hold crypto assets do not always identify the owner. The opaque nature of the crypto asset markets poses asset verification challenges for market participants, regulators and auditors and gives rise to increased risks, including risks associated with manipulation and fraud. Trading crypto assets generally involves paying fees to ensure that transactions are promptly recorded on a blockchain or distributed ledger. The amounts of these fees are subject to market forces and it is possible that the fees could increase substantially, particularly during a period of stress. In addition, crypto asset exchanges, wallet providers, and other custodians may charge high fees relative to custodians in many other financial markets. As an evolving asset class, crypto assets are subject to additional risks, and it is difficult to anticipate future developments or potential challenges they may present.
Additional factors affecting the further development of crypto assets (and, in turn, affecting the value and liquidity of crypto assets) include, but are not limited to: the maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting crypto assets, such as those for developing smart contracts and distributed applications; and cybersecurity risks. A breach or failure of one crypto asset or network may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets or networks. In addition, legal or regulatory changes may negatively impact the operation of a crypto asset network or restrict the use of crypto assets.
Flaws in open-source code that have been exposed and exploited or advances in fields such as quantum computing could undermine the cryptographic integrity of crypto assets and blockchain networks. Such blockchain networks are subject to operational risks, including delays in transaction processing, evolving regulatory requirements that may necessitate changes to recording methods, technical or key-custody flaws, compromise of cryptographic safeguards, inhibited access due to new technologies or services, loss of confidence from breaches on related chains, volatile transaction fees, and network forks. Any of these risks could materially and adversely affect the value of crypto assets.
Crypto assets are technological innovations with a limited history; they are highly speculative assets and future U.S. or foreign government or regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Portfolio’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it as a medium of exchange.
Furthermore, the opaque nature of the crypto asset market poses asset verification challenges for market participants, regulators and auditors and gives rise to an increased risk of manipulation and fraud. Crypto assets have in the past been, and in the future could be, used to facilitate illicit activities, potentially exposing businesses transacting in such assets to increased risks of criminal or civil liability and loss of banking relationships or crypto assets to possible removal from trading platforms, all of which could negatively impact the value of the crypto assets. Any of the aforementioned occurrences could adversely affect the price of a crypto asset, the attractiveness of a crypto asset’s blockchain network and the value of the Portfolio’s investments.
Digital Asset-Related Companies. The Portfolio may invest in Digital Asset-Related Companies. These Digital Asset-Related Companies may, among other things, use crypto assets as reserve assets, accept crypto assets for payment of goods or services, invest directly in crypto assets, provide crypto asset-related services (including technology or other services that support a crypto asset exchange or payment network, such as banks, payment service providers, or other financial companies), engage in or support crypto asset mining (including by providing technology that can be used in the mining of crypto assets, such as manufacturers of graphics processing units), and/or hold crypto assets on their balance sheet (including publicly traded operating companies in unrelated industries). Digital Asset-Related Companies may or may not be focused on the digital asset industry as a primary line of business. As a result, overall operating results of a Digital Asset-Related Company may be affected to varying degrees by digital asset-related lines of business or activities.
To the extent the Portfolio invests in Digital Asset-Related Companies, the Portfolio will be exposed to the risks associated with crypto assets generally, including those summarized above, and may experience losses, which could be sudden and significant, resulting from such investments. For example, if a Digital Asset-Related Company that owns crypto assets intends to pay a dividend using such crypto asset holdings or to otherwise make a distribution of such holdings to its shareholders, including the Portfolio, such dividends or distributions may face regulatory, operational and technical issues. Volatility and price declines in the crypto asset markets, and other developments adversely affecting the crypto asset markets, may have an adverse effect on the business, financial condition, and results of operation of a Digital Asset-Related Company and the Portfolio may experience losses to the extent they invest in such companies. Digital Asset-Related Companies may also be negatively impacted by regulatory enforcement actions against the crypto asset trading venues upon which a crypto asset trades. Such actions could significantly reduce the number of venues upon which a crypto asset trades and could negatively impact the value and liquidity of crypto assets held by a Digital Asset-Related Company in which the Portfolio invests. For more details regarding crypto asset risks generally, please see “Crypto Assets” above.
Additionally, Digital Asset-Related Companies face risks associated with crypto assets and their business models and operations generally, including profitability challenges, viability risks, intense competition, regulatory scrutiny and related risks (including regulatory fragmentation and uncertainty), cybersecurity threats and related risks, operational disruptions and related risks, market volatility, liquidity risks, and economic risks. Many Digital Asset-Related Companies, particularly smaller or newer companies, may struggle to achieve profitability or long-term viability. In addition, many Digital Asset-Related Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on such companies. These companies could also be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service caused by reliance on third-party service providers, including third-party data center hosting facilities, custodians and maintenance providers. Digital Asset-Related Companies involved in the use of crypto assets as “alternative currencies” may face slower adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. Digital Asset-Related Companies with such significant “alternative currency” exposure may also be negatively impacted during high periods of volatility within crypto markets. Smaller Digital Asset-Related Companies may face heightened risks compared to larger, more established companies. Smaller companies often have fewer resources, less diversified business models, and limited access to capital, making them more vulnerable to adverse market conditions. Additionally, the customers and/or suppliers of Digital Asset-Related companies may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Digital Asset-Related Companies.
Inflation-Indexed Bonds
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Interest Rate Transactions
As set forth in the “Investment Practices” section, certain of the Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts, and (5) put and call options on interest rate futures contracts.
Interest Rate Swaps and Related Caps and Floors
Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against interest rate fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific benchmark exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified benchmark falls below a predetermined interest rate or amount.
A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.
A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the adviser or subadviser. For a description of the NRSROs and their ratings, see Appendix A.
A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all transactions with a counterparty are terminated and settled on a net basis if an event of default occurs.
In addition to using interest rate swaps for hedging purposes, AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus, and this SAI) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. See also “Other Risks Related to Derivatives” below.
Options on Interest Rate Swap Agreements.  The AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may each purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. See also “Other Risks Related to Derivatives” below.
Purchase and Sale of Interest Rate Futures Contracts.  A Portfolio may purchase and sell interest rate futures contracts on fixed-income securities or indices of such securities, including municipal indices and any other indices of fixed-income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.
A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.
The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are generally lower than transaction costs incurred in the purchase and sale of portfolio securities.
A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.
A Portfolio will enter into interest rate futures contracts that are traded on national or foreign futures exchanges and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (“CEA”) by the CFTC. Exchanges on which interest rate futures are traded outside the U.S. include ICE Futures Europe and the Osaka Exchange. See also “Options and Futures Strategies” and “Other Risks Related to Derivatives” below.
Options on Interest Rate Futures Contracts.  A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options written on such futures, a Portfolio will be required to post collateral known as “initial margin,” generally in the form of cash and/or short-term U.S. Government securities. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish margin requirements higher than exchange minimums.
In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes. See also “Options and Futures Strategies” and “Other Risks Related to Derivatives” below.
Inverse Floaters
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.
Investment Grade Corporate Debt Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.
Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its adviser or subadviser to evaluate potential investments. Among the factors that a Portfolio’s adviser or subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends. See also “Fixed-Income Securities.”
Loan Participations, Assignments, and Other Direct Indebtedness
As set forth in the “Investment Practices” section, certain of the Portfolios may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio’s having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers’ obligation or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.
A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the adviser or subadviser to be creditworthy.
Money Market Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. Government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit, and Eurodollar bank obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.
Other money market securities in which a Portfolio may invest include certain variable- and floating-rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.
A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes, including municipal variable rate demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a NRSRO. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.
Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities that have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.
The following Portfolios may invest in money market instruments rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser:
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AB Global Dynamic Allocation
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AB International Bond
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Allspring Mid Cap Value may invest in money market instruments rated “A-2” by Standard & Poor’s, “Prime-2” by Moody’s and “F2” by Fitch.
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BlackRock Global Tactical Strategies
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Brighthouse/Eaton Vance Floating Rate
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Brighthouse/Templeton International Bond generally will only invest in money market instruments rated “Prime-1” or “Prime-2” by Moody’s, “A-1” or “A-2” by Standard & Poor’s or “F1” by Fitch or issued by companies having an outstanding debt issue currently rated “Aaa” or “Aa” by Moody’s, “AAA” or “AA” by Standard & Poor’s or “AAA” or “AA” by Fitch.

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Brighthouse Balanced Plus
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Harris Oakmark International
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Invesco Balanced-Risk Allocation
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JPMorgan Global Active Allocation
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JPMorgan Small Cap Value
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Loomis Sayles Global Allocation
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Loomis Sayles Growth
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PanAgora Global Diversified Risk
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PIMCO Inflation Protected Bond
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PIMCO Total Return
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TCW Core Fixed Income may invest in commercial paper rated within the two highest ratings categories by S&P or Moody’s or, if not rated, that is determined by the Adviser or TCW to be of comparable quality.
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T. Rowe Price Large Cap Value (up to 10%)
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Victory Sycamore Mid Cap Value
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Western Asset Management Government Income Portfolio
Mortgage-Backed Securities, including Collateralized Mortgage Obligations
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage-backed securities. Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.
The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.
Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.
Certain of the Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Certain of the Portfolios may invest in To Be Announced (“TBA”) Mortgage Securities, which are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral. FINRA rules require the Portfolios to post collateral in connection with their TBA transactions. There is no similar regulatory requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity. TBA transactions may significantly increase a Portfolio’s portfolio turnover rate.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.
A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.
CMO Residuals.  Certain Portfolios may invest in CMO Residuals. CMO residuals are mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, which may be comprised of a number of tranches, and second to pay the related administrative expenses and any management fee of the issuer of the CMOs. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. Because the holders of CMO residuals are entitled only to excess cash flow after the payment of all other obligations has been made, a Portfolio investing in CMO residuals may not recoup anything on its investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities. There can be no assurance that there will be a market for CMO residuals or that a Portfolio will be able to sell a CMO residual in which it may invest.
Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as those issued by Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. For purposes of this section, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.
It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provided that the Obama Administration would work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.
On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.
Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS”, in place of their separate offerings of TBA-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. All of the risks applicable to investing in mortgage-backed securities are applicable to investing in UMBS. While the initial effects of the issuance of UMBS on the market for mortgage-backed securities and on a Portfolio’s ability to invest in mortgage-backed securities have been minimal, the long-term effects of the Single Security Initiative are uncertain.
Credit Risk Transfer Securities.  The mortgage-backed securities in which a Portfolio may invest include fixed- or floating-rate credit risk transfer securities, which include unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or another government-sponsored entity. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing entity, and (ii) principal is paid by the issuing entity in accordance with the principal payments and default performance of a certain pool of mortgage loans acquired by the issuing entity (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the issuing entity. Credit risk transfer securities may be issued in different tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers, and any removals of a reference obligation from the reference pool. The risks of investing in credit risk transfer securities include, among others, those associated with investing in other types of mortgage-backed securities not subject to any external guarantee or credit enhancement, including credit risk (risk of non-payment of principal and interest when due), prepayment risk, extension risk, interest rate risk and market risks.
Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the issuing entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that the issuing entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other government-sponsored entities because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, investors could lose some or all of their investment in these securities if the reference obligations default. A Portfolio may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities include risks similar to those associated with credit risk transfer securities issued by government-sponsored entities, though the issuing entities may be less creditworthy than a government-sponsored entity.

Mortgage Dollar Roll Transactions
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the adviser or subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio.
Municipal Fixed-Income Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in municipal fixed-income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. The interest paid on a municipal bond issued after December 31, 2017 in an advance refunding will generally be subject to tax.
Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by a particular project or facility.
A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.
The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s adviser or subadviser would consider such events in determining whether the Portfolio should continue to hold it.
The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s adviser or subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Portfolio’s investment objectives and policies may change. See “Fixed-Income Securities.”
Puerto Rico Municipal Securities.  Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political and social conditions in Puerto Rico. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a Portfolio’s holdings in Puerto Rico municipal obligations. These difficult economic conditions have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Pending or future legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a Portfolio’s investments in Puerto Rico municipal securities.
In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. Among other things, PROMESA established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and provide Puerto Rico a path to restructuring its debts. In May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. In February 2019, the United States District Court for the District of Puerto Rico approved a plan to restructure $17.6 billion of COFINA issued debt. On January 18, 2022, a federal judge approved a Plan of Adjustment under which the largest portion of Puerto Rico’s debt would be reduced from $33 billion to $7.4 billion. On March 15, 2022, Puerto Rico exchanged more than $33 billion of general obligation bonds and claims into $7 billion of new bonds, reducing debt service to $1.15 billion from a peak of $3.9 billion. This recent exchange is in addition to the debts of $12 billion in restructured COFINA, $5 billion in Puerto Rico Commonwealth Aqueduct & Sewer Authority, and $3 billion in restructured Government Development Bank for Puerto Rico debt. Debt restructurings are ongoing for the $9 billion Puerto Rico Electric Power Authority and the $6 billion Puerto Rico Highway & Transportation Authority debt. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of the debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, actions by the Oversight Board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Portfolio and could reduce a Portfolio’s performance.
National Securities
Certain investments by a Portfolio that involve a business connected with or related to national security (including, without limitation, critical technology, critical infrastructure, or sensitive data) may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”) and/or non-U.S. national security/investment clearance regulators. In the event that CFIUS or another regulator reviews one or more of a Portfolio’s proposed or existing investments, it is possible that CFIUS or another regulator will seek to impose limitations on or prohibit one or more of the Portfolio’s investments or require that investors, including a Portfolio, dispose of an investment. Such limitations or restrictions may prevent a Portfolio from pursuing certain investments, cause delays with respect to consummating such investments, or require the Portfolio to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Where a Portfolio is required to dispose of an investment, in addition to incurring additional legal, administrative, and other costs, the Portfolio may have to dispose of the investment at a price that is less than it would have received had the Portfolio exited at a different time or under different circumstances. Any of these outcomes could adversely affect a Portfolio’s performance.

New Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in newly developed types of securities and related instruments that have attributes and risk profiles consistent with a Portfolio’s objective and strategies. There is typically less publicly available information about new securities as there is for similar investments that have been available for sale for longer. New securities may also be subject to, among others, market risk, liquidity risk, and interest rate risk.
Obligations of Supra-national Agencies
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in obligations issued by supra-national agencies such as the World Bank, which was chartered to finance development projects in developing member countries; the EU, which is a union of member states engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supra-national agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.
Options and Futures Strategies
As set forth in the “Investment Practices” section, certain of the Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, U.S. Treasury futures contracts, commodity futures contracts, and contracts for difference and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its adviser or subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.
The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated. See also “Other Risks Related to Derivative” below.
Writing Covered Options on Securities.  A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its adviser or subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.
A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire.
A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received, less any transaction costs.
A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option (after taking into account transaction costs). Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. See also “Other Risks Related to Derivatives” below.
Purchasing Put and Call Options on Securities.  A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.
A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.
In addition to purchasing equity options for hedging purposes, the AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and State Street Emerging Markets Enhanced Index Portfolio may sell covered call equity options for other investment purposes. The AB Global Dynamic Allocation Portfolio, Brighthouse Balanced Plus Portfolio, PanAgora Global Diversified Risk Portfolio and State Street Emerging Markets Enhanced Index Portfolio may also purchase equity options for other investment purposes. See also “Other Risks Related to Derivatives” below.
Purchase and Sale of Options and Futures on Stock Indices.  A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.
Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security (or otherwise settle the contract) at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broad-based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.
A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.
If a Portfolio’s adviser or subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase may be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s adviser or subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease may be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Multi-Index Targeted Risk Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio, MetLife Stock Index Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Schroders Global Multi-Asset Portfolio, and State Street Emerging Markets Enhanced Index Portfolio each may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy. The AB International Bond Portfolio, PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond Portfolio and PanAgora Global Diversified Risk Portfolio may also enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy. See also “Other Risks Related to Derivatives” below.
Options on Stock Index Futures Contracts.  A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.
In connection with transactions in stock index options written and stock index futures, a Portfolio will be required to post collateral known as “initial margin”, generally in the form of cash and/or short-term U.S. Government securities. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish margin requirements higher than exchange minimums.
In addition to using options on stock index futures for hedging purposes, the Brighthouse/Dimensional International Small Company Portfolio, JPMorgan Global Active Allocation Portfolio, and PanAgora Global Diversified Risk Portfolio each may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy. See also “Other Risks Related to Derivatives” below.
Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its adviser or subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its adviser or subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Exchanges may limit fluctuations in futures contract prices during a single day under regulations referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, positions in the futures contract can be neither established nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Portfolio from promptly liquidating unfavorable positions and subject a Portfolio to substantial losses that could exceed the margin committed to such trades. Daily limits may also impact the trading of related contracts, such as options on futures contracts. Exchanges may also cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Portfolio. In addition, a Portfolio’s futures broker may limit a Portfolio’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Portfolio’s performance and its ability to achieve its investment objective. The adviser and subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The Adviser or subadviser may determine certain over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options. Over-the-counter options also involve the risk that dealers participating in such transactions would fail to meet their obligations to the Portfolio.
The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the assets that are the subject of the hedge. With respect to futures and options on securities indices, this risk increases as the composition of the securities held by the Portfolio diverges from the composition of the index underlying the relevant option or futures contract. The successful use of these strategies also depends on the ability of a Portfolio’s adviser or subadviser to forecast correctly market fluctuations such as interest rate movements and general stock market price movements. See also “Other Risks Related to Derivatives” below.

Contracts for Difference.  A contract for difference (“CFD”) is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying asset at the opening of the contract and that instrument’s value at the end of the contract. The underlying asset may be a single security, stock basket or index or other asset. A CFD can be set up to take either a short or long position on the underlying asset. The buyer and seller may be required to post margin which, in the case of variation margin, is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will generally match the exposure of the underlying asset in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying asset is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be increased liquidity risk if the underlying asset is illiquid because the liquidity of a CFD is in part based on the liquidity of the underlying asset. CFDs are not registered with the SEC or any U.S. regulator.
Other Investment Companies, Including Exchange-Traded Funds
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in the securities of other investment companies, including open-end and closed-end investment companies, ETFs, and business development companies (“BDCs”). The 1940 Act imposes certain limitations on a Portfolio’s ability to acquire the securities of other investment companies, including ETFs. Specifically, the 1940 Act prohibits a registered investment company (and companies or investment companies it controls) from: (1) acquiring more than 3% of an investment company’s total outstanding voting securities; (2) investing more than 5% of its total assets in any one investment company; or (3) investing, in the aggregate, more than 10% of its total assets in other investment companies (collectively, the “3-5-10 Limitations”). Notwithstanding these statutorily-imposed limitations, a Portfolio may acquire the securities of other investment companies in excess of the foregoing limitations, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. The SEC has adopted Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. In connection with the adoption of Rule 12d1-4, the SEC also rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders. Rule 12d1-4 permits the Portfolios to invest in other investment companies beyond the 3-5-10 Limitations, subject to certain conditions. Under Rule 12d1-4, if shares of a Portfolio are purchased by another fund beyond the 3-5-10 Limitations, and the Portfolio invests in another investment company or private fund exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, the Portfolio generally will not be able to make new investments in other funds or other such private funds if, as a result of such investment, more than 10% of the Portfolio’s assets would be invested in other investment companies and other such private funds. In addition, an affiliated fund-of-funds’ investment in unaffiliated funds may be made only in accordance with Rule 12d1-4. These regulations may limit a Portfolio’s ability to pursue its principal investment strategies by investing in other investment companies or private funds or to invest in those investment companies or private funds it believes are most desirable, including, potentially, other Portfolios. Separately, certain Portfolios may limit their investments in other investment companies and private funds in anticipation of, or to remain eligible investments for, investment by other Portfolios. Compliance with these regulations and the other matters discussed above may adversely affect a Portfolio’s performance.
Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the adviser’s or subadviser’s judgment, the potential benefits exceed associated costs.
If shares of a Portfolio are purchased by an affiliated fund beyond the 3-5-10 Limitations in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such other affiliated fund beyond the 3-5-10 Limitations, the Portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Exchange-traded funds.  Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end management investment companies or unit investment trusts (“UITs”). Unlike typical open-end management investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, thus permitting investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end management investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end management investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are generally not redeemable.
The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.
There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Bloomberg Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).
Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. A Portfolio’s use of leveraged and inverse ETFs may increase the volatility of the Portfolio’s net asset value. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large gains or losses.
There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.
Common examples of ETFs include SPDR® ETFs, iShares®, Inc. ETFs, Vanguard ETFs™, and ProShares® ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI Information and the relevant prospectus, invest in these and other ETFs.
Business Development Companies.  BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, which may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Certain BDCs in which a Portfolio may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

Each American Allocation Portfolio, each Trust II Allocation Portfolio and the Trust I Allocation Portfolio invest substantially all of their assets in the securities of other investment companies. The Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio invest a substantial portion of their respective assets in the securities of other investment companies. Each ETF Portfolio as well as the BlackRock Global Tactical Strategies Portfolio invests a substantial portion of its assets in ETFs. The State Street Emerging Markets Enhanced Index Portfolio may, at times, invest a substantial portion of its assets in ETFs.
Other Risks Related to Derivatives
The use of derivatives such as futures, options on futures, options and swaps involves various risks, which may be in addition to or greater than those involved in directly investing in the underlying asset and may adversely impact a Portfolio’s performance. These risks include:
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Leverage Risk. Trading in derivative instruments can result in large amounts of leverage, meaning that the Portfolio may experience substantial gains or losses as a result of relatively small changes in the price of the underlying asset or other factors, regardless of the amount of any initial margin or premiums paid. Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Portfolio and could cause the Portfolio’s net asset value to be subject to wider fluctuations than would be the case if the Portfolio did not use derivative instruments. Certain derivatives have the potential to expose the Portfolio to unlimited loss.
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Liquidity Risk. Derivative instruments, especially when traded in large amounts by a small number of counterparties or during periods of high volatility, may not be liquid in all circumstances. If a liquid market is not available, the Portfolio may not be able to close out a position or may not be able to close out a position at an advantageous price. During periods of market disruption, the Portfolio may have a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under derivative instruments or to provide additional initial margin if required by a clearinghouse, clearing member or other counterparty, and may be forced to sell assets to satisfy margin calls or post collateral to counterparties at times when the adviser or subadviser would otherwise prefer to hold such assets.
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Counterparty Risk. The Portfolio is subject to the risk that its counterparties, including clearinghouses, clearing members, and counterparties to over-the-counter derivatives transactions, may be unable or unwilling to meet their obligations.
When entering into over-the-counter derivatives transactions, there is risk that a loss may be sustained by the Portfolio as a result of the insolvency of the counterparty (or its affiliates) or the failure of the counterparty to comply with the terms of the derivative contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, but there is no assurance that the Portfolio will succeed in enforcing contractual remedies. Counterparty credit risk also may be more pronounced if, for example, a counterparty’s obligations exceed the amount of collateral held by the Portfolio (if any), the Portfolio is unable to exercise or is delayed in exercising its interest in collateral upon default by the counterparty (or its affiliates), or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. See also “Recent Events” below.
Certain derivatives, including futures, options on futures, and certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since each Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Portfolios hold cleared derivatives through accounts at a clearing member. With respect to cleared swaps, although this clearing mechanism is generally expected to reduce counterparty credit risk, it can also expose the Portfolio to different risks. For example, increased clearing of swaps may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Portfolio may not be able to enter into swaps that meet its investment needs. The Portfolio also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared derivative transaction, a central clearing organization will be the counterparty to the transaction. The Portfolio will be required to post margin in connection with such transactions. The margin required by a clearinghouse may be greater than any margin the Portfolio would be required to post in an uncleared derivative transaction. Clearing members can demand margin in addition to that required by the clearinghouse. Clearinghouses (and in many cases clearing members) have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Portfolio will assume the risk that the clearinghouse and the Portfolio’s clearing member may be unable or unwilling to perform their obligations. The Portfolio might not be fully protected in the event of the insolvency of its clearing member. Not all derivative transactions are currently eligible for clearing.

Payment-in-Kind (“PIK”) Securities
As indicated in the “Investment Practices” section, certain of the Portfolios may invest in PIK bonds. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.
Portfolio Turnover
The Portfolios’ adviser or subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the adviser and subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.
Turnover Rate	Portfolio
100% to 250%
AB International Bond
Brighthouse/Artisan International
Brighthouse/Wellington Balanced
PIMCO Inflation Protected Bond
State Street Moderately Aggressive ETF
State Street Moderate ETF
Western Asset Management Government Income
Western Asset Management U.S. Government

251% to 500%	BlackRock Bond Income TCW Core Fixed Income
Over 500%	PIMCO Total Return
The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for less than five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to investment opportunities, the use of certain transactions, such as forward commitments, when-issued, and delayed delivery transactions, a fluctuating volume of subscriptions and redemptions, or due to a change in a Portfolio’s subadviser.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of a Portfolio’s portfolio turnover rate that is reported in the Portfolio’s Prospectus. If these instruments were included in that calculation, a Portfolio may have a higher portfolio turnover rate than otherwise stated.
The portfolio turnover for the Master Fund is described in the summary prospectus and prospectus for the Master Fund, which are delivered together with the Summary Prospectus and Prospectus, as applicable, for the Feeder Portfolio. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.
Preferred Stocks
As set forth in the “Investment Practices” section, certain of the Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities, subjecting them to a greater risk of non-payment. Preferred stocks also may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Trust Preferred Securities.  Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. See “Rule 144A Securities and Other Private Placement Securities.” There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.
Real Estate Investments (Real Estate Investment Trusts and Real Estate Operating Companies)
As set forth in the “Investment Practices” section, certain of the Portfolios may make investments related to real estate (“Real Estate Investments”), including REITs and real estate operating companies (“REOCs”).
Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and the appeal of properties to tenants. Investments in the real estate sector also may be adversely impacted by natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.
Changes in interest rates may also affect the value of a Portfolio’s investment in real estate-related investments. For instance, when interest rates rise, the real estate market typically experiences decreased demand and the prices of real-estate related investments generally decrease. Alternatively, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs. Investments in real estate-related investments may be negatively affected by pandemics. Potential impacts of a pandemic on the real estate sector include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences. The U.S. residential and commercial real estate markets may experience widespread declines in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect a real estate-related investment’s performance, and therefore a Portfolio’s performance.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.
The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act, environmental and tax laws) and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a REOC to make payments of any interest and principal on its debt securities will be adversely affected, which could directly or indirectly decrease the value of a Portfolio’s investments. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REOC also may invest in certain of its properties through joint ventures with unaffiliated parties and, consequently, its ability to control decisions relating to these properties may be limited. Further, certain REOCs may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.
Recent Events
In past years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act and regulations promulgated thereunder require certain derivatives to be reported, certain derivatives to be cleared and certain derivatives to be traded on an exchange or swap execution facility, and impose minimum margin requirements on many uncleared derivatives and business conduct requirements on dealers. The EU and the UK (and some other jurisdictions) have adopted similar requirements, which affect a Portfolio, Underlying Portfolio, Underlying ETF or Master Fund when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. While many of these rules are already in effect, others are still being implemented, so their ultimate impact remains unclear. Regulations promulgated by the CFTC, the SEC or other regulatory bodies or self-regulatory organizations could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Portfolio), increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and/or reduce liquidity in derivatives markets more generally, and the Portfolio may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Portfolio engages in derivative transactions also could prevent the Portfolio from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain transactions. The Adviser cannot predict the effects of any new legislation, rule or regulation that may be implemented (or of any new interpretation of any existing legislation, rule or regulation), and there can be no assurance that any such legislation, rule, regulation or interpretation will not adversely affect the Portfolio’s ability to achieve its investment objectives or implement its investment strategies.
The SEC has adopted Rule 18f-4 under the 1940 Act which applies to the Portfolios’ use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds are no longer required to comply with the asset segregation framework arising from prior Securities and Exchange Commission guidance for covering certain derivative instruments and related transactions. The application of Rule 18f-4 to a Portfolio could restrict the Portfolio’s ability to utilize derivative investments and financing transactions and prevent the Portfolio from implementing its principal investment strategies in the manner that it has historically, which may result in changes to the Portfolio’s principal investment strategies and could adversely affect the Portfolio’s performance.
Requirements relating to qualified financial contracts (“QFCs”) may result in increased uncertainty about counterparty risk and limit the flexibility of a Portfolio to protect its interests in the event of the financial distress or insolvency of a counterparty to a QFC. QFCs include securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. In the event of a counterparty’s (or its affiliate’s) insolvency, each Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Portfolios from exercising termination and related rights based on the financial institution’s financial distress or insolvency. In particular, with respect to counterparties who are subject to such insolvency or similar proceedings in the EU and the UK, the liabilities of such counterparties to a Portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Portfolio’s subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Portfolio’s subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Portfolio. A violation of position limits could also lead to regulatory action materially adverse to a Portfolio’s investment strategy. A Portfolio may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Portfolios. The SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries, and compliance with these rules is expected to be required in the middle of 2027. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps and new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Portfolio to execute certain investment strategies and may have a material adverse effect on a Portfolio’s ability to generate returns.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios, Underlying Portfolios, Underlying ETFs, and Master Fund.
Markets may, in response to governmental actions, intervention or policy changes, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity, which could cause the value of a Portfolio’s investments and a Portfolio’s share price to decline or create difficulties for the Portfolio in disposing of investments. During those periods, the Portfolios may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices, thereby adversely affecting the Portfolio. To the extent a

Portfolio experiences high redemptions because of governmental policy changes or other external factors, a Portfolio may experience increased portfolio turnover, which will increase the costs that a Portfolio incurs and lower a Portfolio’s performance. In addition, securities may be difficult to value during such periods. These risks may be heightened for fixed income securities and for derivatives tied to fixed income markets.
The United States and other governments and the Federal Reserve and certain foreign central banks have in the past taken steps to support financial markets, including actions that are designed to increase or decrease interest rates. For example, the Federal Reserve recently lowered interest rates following a period of consistent rate increases. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.
In addition, actions by governmental financial regulators, including, for example, steps to reverse, withdraw, curtail or taper market support activities, could subject the Portfolios to a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates and have a material adverse effect on prices for a Portfolio’s portfolio of investments and on the management of the Portfolio. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Portfolio invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Portfolios, the Adviser, or the subadvisers are regulated. Such legislation, regulation, or other government action could limit or preclude a Portfolio’s ability to achieve its investment objective and affect the Portfolio’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation, and performance of the portfolio holdings of the Portfolios, Underlying Portfolios, Underlying ETFs, and the Master Fund. Furthermore, volatile financial markets can expose the Portfolios, Underlying Portfolios, Underlying ETFs, and the Master Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios, Underlying Portfolios, Underlying ETFs, and the Master Fund. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly in recent years. Government agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of the economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the United States. More recently, Fitch Ratings (“Fitch”) downgraded the U.S. long-term credit rating in August 2023 and Moody’s downgraded the U.S. long-term issuer and senior unsecured credit rating in May 2025. The downgrades by S&P, Fitch and Moody’s and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. Among other reasons for the downgrades, S&P, Fitch and Moody’s cited controversy over raising the statutory debt ceiling and growth in public spending. Accordingly, political issues and other disputes and uncertainty, including regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling in the future, could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain kinds of debt.
The increasing popularity of passive index-based investing has the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, prices of securities represented in one or more indices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies related to those indices rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if more money is invested through or withdrawn from passively managed strategies and products).
The EU is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).
The global economic crisis that began in 2008 caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis was challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries imposed strict austerity measures and comprehensive financial and labor market reforms.
Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the EU, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.
In January 2020, the UK withdrew from the EU (commonly known as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services and it is unlikely that such agreement will be concluded. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.
From January 1, 2021, EU law ceased to apply in the UK. However, many EU laws were assimilated into English law and these assimilated laws will continue to apply until such time as they are repealed, replaced or amended. The UK government has enacted legislation to repeal, replace or otherwise make substantial amendments to the EU laws that were assimilated into UK law. It is impossible to predict the consequences on a Portfolio and its investments. Such changes could be materially detrimental to investors, including a Portfolio.
Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing, regulation, values or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by a Portfolio. The volatility and uncertainty caused by the UK’s withdrawal from the EU may adversely affect the value of a Portfolio’s investments and the ability to achieve the investment objective of the Portfolio.

Beginning February 1, 2022, the EU adopted a settlement discipline regime pursuant to the Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSD”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments and shares of funds and emission allowances that will be settled through an EEA CSD. The Portfolios will generally bear the net effect of any penalties and credits incurred under the CSDR in respect of their trading, which could increase the Portfolios’ expenses and adversely affect Portfolio performance. The Adviser will periodically review the amounts at issue and may seek reimbursement from the relevant broker or agent for amounts in excess of approximately EURO 500 (or a similar amount in other currencies), which threshold may be changed from time to time without notice, as determined by the Adviser from time to time, although there can be no assurance that the Portfolios will recover or be reimbursed for any amounts at issue.
Attempts by unauthorized third parties to improperly access, modify, disrupt the operations of, or prevent access to information technology and communications systems or data within them (“cyber-attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Cyber-attacks, disruptions, or failures may adversely affect the Portfolios and their shareholders, including by causing losses for the Portfolios or impairing Portfolio operations. Cybersecurity and data protection have become top priorities for regulators around the world, and rapidly developing and changing privacy, data protection and cybersecurity laws and regulations could further increase compliance costs and subject the Adviser, Portfolios' subadvisers, Portfolios, Underlying Portfolios, Underlying ETFs and Master Fund to enforcement risk and reputational damage. Many jurisdictions have laws and regulations relating to privacy, data protection and cybersecurity, including, as examples the General Data Protection Regulation (“GDPR”) in the EU, the UK Data Protection Act and the California Privacy Rights Act (“CPRA”), as well as recently adopted SEC rules. Additional regulatory requirements related to cybersecurity and data protection could increase compliance costs and potential regulatory liability related to cybersecurity for the Adviser, Portfolios' subadvisers, Portfolios, Underlying Portfolios, Underlying ETFs and Master Fund. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the EU (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Repurchase Agreements
As indicated in the “Investment Practices” section, certain of the Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and may be eliminated, and proceeds from any sale upon a default of the obligation to repurchase may be less than the repurchase price. Any of the foregoing could cause the Portfolio to suffer a loss.
Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This is intended to result in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s subadviser, pursuant to guidelines adopted by the Trust. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.
If a seller under a repurchase agreement were to default on the agreement and fail to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. See “Recent Events” above for a discussion of SEC rules relating to the central clearing of certain repurchase transactions involving U.S., Treasuries.
Reverse Repurchase Agreements
As indicated in the “Investment Practices” section, certain of the Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is a speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “Recent Events” above for a discussion of the SEC rules relating to the central clearing of certain repurchase transactions involving U.S. Treasuries.
Rights and Warrants
As indicated in the “Investment Practices” section, certain of the Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time or on a specified date.
Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Holders of rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.
Low Exercise Price Call Warrants.  Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Rule 144A Securities and other Private Placement Securities
As indicated in the “Investment Practices” section, certain of the Portfolios may purchase securities issued pursuant to Rule 144A under the 1933 Act and other private placement securities. Since trading in these securities is limited primarily to institutional investors (and, in the case of Rule 144A securities, to qualified institutional buyers), such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. At times, it may also be more difficult to value these securities. Rule 144A and other private placement securities are treated as illiquid, unless the Portfolio’s adviser or subadviser has determined that the Portfolio could sell or dispose of the particular issue of Rule 144A or other private placement securities in seven calendar days or less without the sale or disposition significantly changing the market value of such securities. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. If a security a Portfolio holds must be registered under the 1933 Act before it may be sold, the Portfolio may have to bear all or part of the registration expenses and the risk of substantial delay in effecting such registration. If, during such a period, adverse market conditions develop, the Portfolio may obtain a less favorable price than when it first decided to sell the security.
Securities Loans
As indicated in the “Investment Practices” section, certain of the Portfolios may make loans of portfolio securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities and marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. During the period of a loan, the borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral, but bear the risk of loss on any collateral so invested, or receive a fee from the borrower. Lending portfolio securities, as with other extensions of secured credit, involves risks of delay in the receipt of additional collateral or in the recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolios may invest cash collateral in high quality instruments with short maturities, money market fund securities, repurchase agreements with respect to U.S. Government Securities and/or repurchase agreements with respect to other securities, including equity securities. Repurchase agreements with respect to equity securities typically pay higher yields than repurchase agreements with respect to U.S. Government Securities, but are subject to greater risk of loss to the Portfolio if the value of such securities declines and the counterparty defaults on its obligation to repurchase such securities.
A Portfolio has a right to call each loan and obtain the securities on notice equal to one standard settlement period for the loaned securities or, in connection with securities traded on foreign markets, within such longer settlement period as is customary for purchases and sales of such securities in such foreign markets. A Portfolio typically has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but the Adviser or subadviser will seek to call a loan in anticipation of any vote the Adviser or subadviser deems to be material to a Portfolio’s investment. Loans will only be made to firms deemed by the Adviser or subadviser to be of good standing and will not be made unless, in the judgment of the Adviser or subadviser, the consideration to be earned from such loans would justify the risk.
Senior Loans and Other Direct Indebtedness
As indicated in the “Investment Practices” section, certain of the Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.
A Senior Loan is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.
A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.
Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another NRSRO or determined by the adviser or subadviser to be of comparable quality). Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the adviser or subadviser to be of comparable quality. With respect to the AB International Bond Portfolio, BlackRock High Yield Portfolio, Brighthouse/Eaton Vance Floating Rate Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, and PIMCO Total Return Portfolio, the Portfolios may invest in Participations or Assignments with credit quality comparable to that of issuers of their respective securities investments.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans may also not be considered “securities,” and purchasers, such as the Portfolios, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower.
A Portfolio may come into possession of material non-public information about a borrower as a result of its ownership of a Senior Loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.
Loan Collateral.  In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.
Borrower Covenants.  Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. If a Loan Investor accelerates the repayment of a Senior Loan because of the Borrower’s violation of a restrictive covenant under the Loan Agreement, the Borrower might default in payment of the Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
The types of covenants included in a Loan Agreement generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Some of the Senior Loans in which a Portfolio may invest or to which a Portfolio may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the Borrower than certain other types of loans. Such loans generally do not include terms which allow the Loan Investor to monitor the performance of the Borrower and declare a default or force a Borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, Loan Investors typically must rely on covenants that restrict a Borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the Borrower, rather than by a deterioration in the Borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a Borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants. In addition, a Portfolio may experience delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. A Portfolio may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.
Administration of Loans.  In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC-insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.
Prepayments.  Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.
A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.
Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.
A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt instruments (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies. Equity securities rank lower in the Borrower’s capital structure than senior loans, Junior Loans (as defined below), or subordinated debt securities.
Trading Issues.  Senior Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold. These restrictions may (i) impede a Portfolio’s ability to buy or sell Senior Loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by a Portfolio; (iv) impede a Portfolio’s ability to timely vote or otherwise act with respect to Senior Loans; and (v) expose a Portfolio to adverse tax or regulatory consequences. It may take longer than seven days for transactions in Senior Loans to settle, which may affect a Portfolio’s process for meeting redemptions. Portfolios may hold cash, sell securities or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs.
Regulatory Changes Affecting Senior Loans.  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans.  A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.
A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.
Bridge Loans.  A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.
Unfunded Loan Commitments
Certain Portfolios may enter into certain credit agreements, all or a portion of which may be unfunded. Unfunded loan commitments expose a Portfolio to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A Portfolio typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when a Portfolio might prefer not to lend to the borrower. In addition, a Portfolio may have assumptions as to whether and/or when a borrower may draw on an unfunded loan commitment when the Portfolio enters into the commitment. If the borrower acts other than in accordance with those expectations, the commitment may not prove as attractive an investment as originally anticipated.
Short Sales
As indicated in the “Investment Practices” section, certain of the Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.
Certain of the Portfolios may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.
The SEC and certain other global regulators in jurisdictions in which the Portfolios may trade have in the past adopted (and may in the future adopt) rules requiring reporting of all short positions above a certain de minimis threshold. If a Portfolio’s short positions or its strategy become generally known, it could have a significant effect on the Portfolio’s ability to implement its investment strategies. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect.
SOFR Futures and Options
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in SOFR instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the Secured Overnight Financing Rate (“SOFR”), although foreign currency-denominated instruments may be available from time to time. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed-income instruments are linked. For more information regarding futures or options on futures, see “Options and Future Strategies” and “Other Risks Related to Derivatives” above.
Special Situations
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in special situations. Periodically, a Portfolio, such as Invesco Global Equity Portfolio and Loomis Sayles Small Cap Core Portfolio, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the adviser or subadviser, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.
Standby Commitment Agreements
As indicated in the “Investment Practices” section, certain of the Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.
There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.
Stripped Mortgage Securities
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in stripped mortgage securities. Stripped mortgage securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Prepayments may also result in losses on stripped mortgage securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage securities may be more volatile and less liquid than that for other mortgage securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.
In the case of privately issued stripped mortgage securities, the Trusts take the position that such instruments do not represent interests in any particular industry or group of industries.
Structured Notes
As indicated in the “Investment Practices” section, certain of the Portfolios may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) (i.e., a commodity-linked note), a foreign currency, an index of securities (such as the S&P 500 Index), an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the SOFR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.
Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. See also “Credit Linked Notes” above.”
Swaps, Caps, Floors, Collars, Etc.
As indicated in the “Investment Practices” section, certain of the Portfolios may enter into swaps including interest rate, currency, inflation, and index swaps, as well as the purchase or sale of related caps, floors, collars, and other derivatives. A Portfolio will enter into these transactions for a variety of reasons, including to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against fluctuations in currency or the rate of inflation, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio generally will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay.
A Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements may be privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered swap execution facility. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.
A Portfolio will not enter into any swap, cap, floor, collar or other over-the-counter derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. A Portfolio’s ability to realize a profit from such transactions will depend on the ability and willingness of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses.
A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into a swap such as an interest rate swap on preset terms within a specified period of time or on a specified date, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable market changes with respect to the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio’s use of options. See risks related to options described in “Options and Futures Strategies” above.
The Portfolios may enter into total return swaps. Total return swaps may be used, for example, as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining exposure in markets where no physical securities are available, such as an interest rate index. Total return of an index refers to the payment (or receipt) of the index’s total return, which is then exchanged for the receipt (or payment) of an amount calculated based on a fixed or floating interest rate. Total return swaps on indices may provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using a cost-effective vehicle.
The Portfolios may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract.
See also, “Credit Default Swaps,” “Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options,” “Interest Rate Transactions,” “Options and Futures Strategies,” and “Other Risks Related to Derivatives.”
Trade Claims
As indicated in the “Investment Practices” section, certain of the Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities
As indicated in the “Investment Practices” section, certain of the Portfolios may invest in U.S. Government securities. Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. Government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. See also “Fixed-Income Securities.”
Yankee Bonds and Eurobonds
As set forth in the “Investment Practices” section, certain of the Portfolios may invest in Yankee bonds and Eurobonds. Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Eurobonds are foreign bonds issued by government and corporate issuers and issued and traded in countries other than the country whose currency is used.
Eurobonds and Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobonds (and to a limited extent, Yankee bonds) also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. Yankee bonds are also affected by interest rates in the U.S.
Zero Coupon Bonds and Deferred Interest Bonds
As indicated in the “Investment Practices” section, certain of the Portfolios may invest in zero coupon bonds and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrete and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.
INVESTMENT RESTRICTIONS
Trust I Portfolio Fundamental Policies
The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.
Further information on the Portfolios’ limitations on borrowing, commodities, loans and senior securities is provided at the end of this section.
The following eight fundamental policies relate to each Portfolio with the exception of the Feeder Portfolio and JPMorgan Core Bond Portfolio. The prospectuses for AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, and PanAgora Global Diversified Risk Portfolio set forth the types of investments that will be made by those Portfolios, as well as those made by each Portfolio’s Subsidiary (as defined below), and explain that each Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

1.
Borrowing
Each Portfolio may not borrow money, except to the extent permitted by applicable law.
2.
Diversification
Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio and PanAgora Global Diversified Risk Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)
3.
Concentration
Each Portfolio, other than CBRE Global Real Estate Portfolio and State Street Emerging Markets Enhanced Index Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The CBRE Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities and repurchase agreements secured by such obligations. The State Street Emerging Markets Enhanced Index Portfolio will not invest more than 25% of the value of its total assets in any one industry, except when more than 25% of its underlying index is represented by that industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. For the purpose of this restriction, the Brighthouse/Eaton Vance Floating Rate Portfolio will consider all relevant factors in determining who is the issuer of the loan interest, including the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest sale environment, and general economic conditions applicable to the borrower and such interpositioned person.
4.
Underwriting
Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.
5.
Real Estate
Each Portfolio, other than CBRE Global Real Estate Portfolio, may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The CBRE Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.
6.
Commodities
Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. This restriction will not prevent the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio, the Schroders Global Multi-Asset Portfolio, and the PanAgora Global Diversified Risk Portfolio from investing up to 25%, 10%, 10%, and 25% of their respective total assets in their respective Subsidiaries (defined below in “Management of the Trust—Cayman Subsidiary”). No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.
Loans
Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.
8.
Senior Securities
Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.
The following nine fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio.
The Feeder Portfolio and the JPMorgan Core Bond Portfolio may not:
(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio’s total assets.
(2)
As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer provided that this limitation shall not apply to cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies.
(3)
Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
(4)
Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).
(5)
Purchase commodities or commodity contracts; except that American Funds® Growth Portfolio and JPMorgan Core Bond Portfolio may engage in transactions involving currencies (including forward or futures contracts and put and call options).
(6)
Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.
(7)
Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.
(8)
Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.
(9)
Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.
With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing.
Borrowed money creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. The fundamental policy relating to borrowing money above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to commodities, a Portfolio is generally restricted from holding or trading physical commodities except as described above, but it may enter into futures contracts and options thereon.
With respect to the fundamental policy relating to loans, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. This policy will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, a Portfolio may engage in derivative transactions and certain financing transactions in accordance with the terms and conditions of Rule 18f-4 and any applicable SEC guidance, SEC Staff guidance, exemptive relief or no action relief. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to applicable law, such as the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by applicable law, the policy will be interpreted to mean either that the law expressly permits the practice or that the law does not prohibit the practice.
Trust I Portfolio Non-Fundamental Policies
The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.
The following non-fundamental policy relates to each Portfolio:
1.
Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The following four non-fundamental policies relate to each Portfolio with the exception of the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Core Bond Portfolio, the JPMorgan Global Active Allocation Portfolio, the Feeder Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Schroders Global Multi-Asset Portfolio or as otherwise noted below:
Each Portfolio may not:
1.
Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.For the purpose of this restriction, except with respect to the ETF Portfolios, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
2.
Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;
3.
Purchase participations or other direct interests in or enter into leases with respect to oil, gas or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and
4.
Invest in companies for the purpose of exercising management or control.
The following five non-fundamental policies relate to the Feeder Portfolio and the JPMorgan Core Bond Portfolio, except as noted:
Each Portfolio may not:
1.
Invest in companies for the purpose of exercising control or management;
2.
Purchase securities on margin;
3.
Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;
4.
Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5; and
5.
With respect to the JPMorgan Core Bond Portfolio only, invest, directly or indirectly, less than 80% of its net assets in debt securities. Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
The following non-fundamental policies relate to the MetLife Multi-Index Targeted Risk Portfolio and may be changed for the MetLife Multi-Index Targeted Risk Portfolio by the Trust’s Board of Trustees without a vote of the Portfolio’s shareholders:
The MetLife Multi-Index Targeted Risk Portfolio may not:
1.
Purchase securities on margin, except that the MetLife Multi-Index Targeted Risk Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
2.
Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

3.
Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and
4.
Invest in companies for the purpose of exercising management or control.
The following non-fundamental policies relate to the Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio and Schroders Global Multi-Asset Portfolio and may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.
Each Portfolio may not:
1.
Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.For the purpose of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
2.
Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;
3.
Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities; and
4.
Invest in companies for the purpose of exercising management or control.
Trust I Portfolio 80% Investment Policies
Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:
•
AB International Bond Portfolio
•
Allspring Mid Cap Value Portfolio
•
BlackRock High Yield Portfolio
•
Brighthouse Small Cap Value Portfolio
•
Brighthouse/Eaton Vance Floating Rate Portfolio
•
Brighthouse/Templeton International Bond Portfolio
•
Brighthouse/Wellington Large Cap Research Portfolio
•
CBRE Global Real Estate Portfolio
•
Invesco Comstock Portfolio
•
Invesco Global Equity Portfolio
•
Invesco Small Cap Growth Portfolio
•
JPMorgan Core Bond Portfolio
•
JPMorgan Small Cap Value Portfolio
•
MetLife Multi-Index Targeted Risk Portfolio
•
Morgan Stanley Discovery Portfolio
•
PIMCO Inflation Protected Bond Portfolio
•
State Street Emerging Markets Enhanced Index Portfolio
•
State Street Moderately Aggressive ETF Portfolio
•
State Street Moderate ETF Portfolio
•
T. Rowe Price Large Cap Value Portfolio
•
T. Rowe Price Mid Cap Growth Portfolio
•
TCW Core Fixed Income Portfolio
•
Victory Sycamore Mid Cap Value Portfolio
•
Western Asset Management Government Income Portfolio
Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.
Trust II Portfolio Fundamental Investment Restrictions
The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.
Further information on the Portfolios’ limitations on borrowing, commodities, loans and senior securities is provided at the end of this section.
None of the Portfolios will:
1.
Borrow money, except to the extent permitted by applicable law, regulation or order;
2.
Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;
3.
Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;
4.
Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to VanEck Global Natural Resources Portfolio;
5.
Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;
6.*
Purchase securities (other than (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Ultra-Short Term Bond Portfolio, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that VanEck Global Natural Resources Portfolio will invest 25% or more of its total assets in “natural resource” industries as defined in that Portfolio’s Prospectus; or
7.**
Issue any senior securities except to the extent permitted by applicable law, regulation or order.
With respect to the fundamental policy relating to borrowing money, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays

*
See “Trust II Portfolio Non-Fundamental Investment Restrictions” below for BlackRock Ultra-Short Term Bond Portfolio’s related non-fundamental investment restriction.
**
For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing.
Borrowed money creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. The fundamental policy relating to borrowing money above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to commodities, a Portfolio is generally restricted from holding or trading physical commodities except as described above, but it may enter into futures contracts and options thereon.
With respect to the fundamental policy relating to loans, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or subadviser believes the income justifies the attendant risks. This policy will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, a Portfolio may engage in derivative transactions and certain financing transactions in accordance with the terms and conditions of Rule 18f-4 and any applicable SEC guidance, SEC Staff guidance, exemptive relief or no action relief. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to applicable law, such as the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by applicable law, the policy will be interpreted to mean either that the law expressly permits the practice or that the law does not prohibit the practice.
Trust II Portfolio Non-Fundamental Investment Restrictions
The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.
The following non-fundamental policies relate to each Portfolio:
None of the Portfolios will:
1.
Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.
Acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% (5% in the case of BlackRock Ultra-Short Term Bond Portfolio) of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Adviser (in consultation with the subadviser when the Adviser deems such consultation necessary or appropriate) reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment;
3.
Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;
4.
Except as noted, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index); or
5.
Except as noted, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index).
The following non-fundamental policy relates to the BlackRock Ultra-Short Term Bond Portfolio:
The BlackRock Ultra-Short Term Bond Portfolio will:
1.
Invest 25% or more of its total assets in obligations of domestic banks and U.S. branches of foreign banks.
Trust II Portfolio 80% Investment Policies
Certain of the Portfolios have adopted a non-fundamental investment policy to invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in certain securities pursuant to Rule 35d-1(a)(2) under the 1940 Act as indicated in the current Summary Prospectuses and Prospectuses. (See the respective Summary Prospectuses and Prospectuses for a detailed discussion of the relevant 80% investment policy.) The Portfolios will notify shareholders in writing of any change in the 80% investment policy at least 60 days prior to any change in that policy. Any notice to shareholders will comply with the conditions set forth in Rule 35d-1(c) or any successor rule. The following Portfolios have an 80% investment policy:
•
Baillie Gifford International Stock Portfolio
•
BlackRock Bond Income Portfolio
•
BlackRock Capital Appreciation Portfolio
•
BlackRock Ultra-Short Term Bond Portfolio
•
Brighthouse/Artisan Mid Cap Value Portfolio
•
Brighthouse/Dimensional International Small Company Portfolio
•
Brighthouse/Wellington Core Equity Opportunities Portfolio
•
Frontier Mid Cap Growth Portfolio
•
Loomis Sayles Small Cap Core Portfolio
•
Loomis Sayles Small Cap Growth Portfolio
•
MetLife Aggregate Bond Index Portfolio
•
MetLife Mid Cap Stock Index Portfolio
•
MetLife MSCI EAFE® Index Portfolio
•
MetLife Russell 2000® Index Portfolio
•
MetLife Stock Index Portfolio
•
MFS® Value Portfolio
•
T. Rowe Price Large Cap Growth Portfolio
•
T. Rowe Price Small Cap Growth Portfolio
•
VanEck Global Natural Resources Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
•
Western Asset Management U.S. Government Portfolio
Unless otherwise noted, for purposes of determining compliance with its 80% investment policy, a Portfolio may include towards satisfaction of that policy any derivative instruments or other instruments that have as their reference assets investments identified within a Portfolio’s 80% investment policy or that have, in the judgment of a Portfolio’s Adviser or Subadviser, economic characteristics similar to investments identified within a Portfolio’s 80% investment policy and may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Portfolio may use the notional value of a derivative when notional value is the best measure of the economic exposure the derivative provides to investments that are consistent with the Portfolio’s name.
Trust I Portfolio and Trust II Portfolio Operating Policies
Inverse Floating Rate Securities.  The PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio’s net assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
Borrowing.  With respect to borrowing, each Portfolio may borrow from banks in an amount up to 33 1/3 % of its total assets, taken at market value. With the exception of Brighthouse/Templeton International Bond Portfolio, a Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.
Although it has no current intention to do so, the Brighthouse/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.
Real Estate Investments.  With respect to real estate investments, as a matter of operating policy, the Invesco Comstock Portfolio will not invest in real estate limited partnership interests other than partnerships organized as REITs.
Foreign Currency Transactions.  With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s adviser or subadviser. A Portfolio, other than AB International Bond Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Schroders Global Multi-Asset Portfolio, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. AB Global Dynamic Allocation Portfolio, AB International Bond Portfolio, BlackRock Bond Income Portfolio, BlackRock Global Tactical Strategies Portfolio, Brighthouse/Dimensional International Small Company Portfolio, Brighthouse/Franklin Low Duration Total Return Portfolio, Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Balanced Portfolio, Brighthouse Balanced Plus Portfolio, Invesco Balanced-Risk Allocation Portfolio, Loomis Sayles Global Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, and Schroders Global Multi-Asset Portfolio may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.
Swaps.  With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s subadviser.

In the case of a credit default swap, however, in applying certain of the Portfolios’ investment policies and restrictions the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for the purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement.
Concentration.  For the purposes of determining concentration in any one industry, each Allocation Portfolio, the MetLife Multi-Index Targeted Risk Portfolio and the Brighthouse Balanced Plus Portfolio will aggregate the amount of its indirect investments through all affiliated Underlying Portfolios. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
As a matter of operating policy, an investment by a Portfolio in an ETF that invests in securities of a broad based index is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above. In addition, as a matter of operating policy, an investment by a Portfolio in other investment companies that are money market funds is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above.
Portfolio Investment Limitations: Trust I and Trust II
Unless otherwise indicated or as required by applicable law or regulation, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable adviser or subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. Unless otherwise noted in a Portfolio’s prospectus or elsewhere in this SAI, in the event that ratings services assign different ratings to the same security, the adviser or subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings. In addition, except with respect to limitations that expressly apply to cash and cash equivalents, no limitations applicable to a Portfolio’s investments will be considered violated by reason of an investment in cash equivalents.
From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.
A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.
Insurance Law Restrictions: Trust I and Trust II
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in a Trust ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit a Trust to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.
Variable Contract Related Investment Restrictions: Trust I and Trust II
Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Code requires that the investments of each Portfolio be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for U.S. federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Trusts and the Portfolios intend to comply with these requirements. Please see the section “Federal Income Taxes” for a more detailed discussion.
PORTFOLIO TRANSACTIONS
This section describes portfolio transactions for all Portfolios. Please note the following for the Trust I Allocation Portfolio, Trust II Allocation Portfolios, the American Allocation Portfolios, the Feeder Portfolio, and the ETF Portfolio:
The Trust I Allocation Portfolio and Trust II Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Trust I Allocation Portfolio and Trust II Allocation Portfolios bear such costs indirectly through their investments in the Underlying Portfolios. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. The description below is relevant for the Trust I Allocation Portfolio and Trust II Allocation Portfolios.
The American Allocation Portfolios invest primarily in the Underlying American Funds and do not incur commissions or sales charges in connection with investments in the Underlying American Funds. However, the American Allocation Portfolios bear such costs indirectly through their investments in the Underlying American Funds. In addition, these Portfolios may incur commissions or sales charges to the extent they invest directly in other types of securities. Accordingly, the description below is relevant for the American Allocation Portfolios. For information regarding portfolio transactions for each Underlying American Fund in which an American Allocation Portfolio invests, see the statement of additional information for the respective Underlying American Fund.
The Feeder Portfolio invests in the Master Fund and does not incur commissions or sales charges in connection with investments in the Master Fund. However, the Feeder Portfolio bears such costs indirectly through its investments in the Master Fund. For information regarding portfolio transactions for the Master Fund in which the Feeder Portfolio invests, see the Master Fund’s statement of additional information which is delivered together with this SAI.

The ETF Portfolios invest primarily in Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs. Accordingly, the description below is relevant for the ETF Portfolios. For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.
Subject to the supervision and control of the Adviser and the Board of Trustees of a Trust, each Portfolio’s subadviser (and in some instances, its adviser) is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Each Portfolio’s adviser or subadviser is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula.
Certain officers and employees of a Portfolio’s subadviser have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Trusts and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where a Portfolio’s subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.
Whenever concurrent decisions are made by a Portfolio’s subadviser to purchase or sell securities for the Portfolio and the subadviser’s other client accounts, the subadviser generally will attempt to allocate equitably portfolio transactions among the Portfolio and its other client accounts. In making such allocations, among the factors a subadviser typically considers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and its other client accounts. In some cases the allocation of portfolio transactions by a subadviser may have an adverse effect on a Portfolio.
Portfolio Transactions Involving Equity Securities
Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. In selecting a broker through which to place orders for the purchase and sale of equity securities, a Portfolio’s adviser or subadviser considers a number of factors. Generally, an adviser or subadviser only places portfolio transactions with a broker that the adviser or subadviser believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, a Portfolio’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.
Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid.
Portfolio Transactions Involving Fixed-Income Securities
Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Fixed-income securities are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Board of Trustees of each Trust has approved procedures under Rule 10f-3 under the 1940 Act that permit a Portfolio to purchase securities that are offered in underwritings in which an affiliate of the Portfolio’s subadviser participates, provided certain conditions are met. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other restrictions, limit the amount of securities that the Portfolio could purchase in the underwritings.
Brokerage and Research Services
In selecting brokers to effect transactions for a Portfolio, the Adviser or a Portfolio’s subadviser may consider the brokerage and research services provided by a broker. The Adviser or a Portfolio’s subadviser may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The practice of using a Portfolio’s commission dollars to pay for brokerage and research services is sometimes referred to as “soft dollars.” The Adviser or a Portfolio’s subadviser must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or the Adviser’s or subadviser’s overall responsibilities to the Portfolio and its other clients. The Adviser’s or a subadviser’s authority to cause a Portfolio it manages to pay a higher commission is subject to the brokerage policies the Board of Trustees of a Trust may adopt from time to time.
The following services may be considered by subadvisers when selecting brokers:
Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;
Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative, regulatory and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;
Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;
Products and other services, including financial publications, reports and analysis, electronic access to databases and trading systems, software, information and accessories; and
Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.
The research provided by a broker may benefit the accounts managed by an adviser or subadviser, including a Portfolio, by supplementing the adviser’s or subadviser’s research. A Portfolio’s subadviser may use research services obtained with a Portfolio’s brokerage commissions to service all of its client accounts. Therefore, not all of these services may be used by the adviser or subadviser in connection with the Portfolio. It is generally not possible for a Portfolio’s subadviser to measure separately the benefits from research services to each of its accounts, including the Portfolio.
Certain Portfolios’ subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Portfolio. In these situations, the underwriter or selling group member may provide a subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or its other clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other clients, and the subadviser without incurring additional costs. The Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed-price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions. Research that may be obtained in this manner may include general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.
With respect to the ETF Portfolios and the State Street Emerging Markets Enhanced Index Portfolio, the subadviser does not currently use any Portfolio’s assets for soft-dollar arrangements. It may aggregate trades with clients of State Street Investment Management (“State Street IM”) whose commission dollars are used to generate soft dollar credits for State Street IM. Although these Portfolios’ commissions are not used for soft dollars, the subadviser and State Street IM’s clients may benefit from the soft dollar products/services received by State Street IM. The subadviser may aggregate trades with other clients of the subadviser, whose commission dollars are used to generate soft dollar credits for the subadviser.
The EU Markets in Financial Instruments Directive (“MiFID”).  The recast EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in scope of MiFID to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. Investment managers organized in the U.S. and the Portfolios may be affected by MiFID II in several potential scenarios, including, without limitation, where: the investment manager seeks to aggregate trades on behalf of a Portfolio with those of vehicles that are directly subject to MiFID II; the investment manager seeks to use brokers based in the EU; and/or the investment manager or the Portfolios make use of advisory personnel who are subject to EU regulation. It is possible that a subadviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where the subadviser is prohibited from causing its other client accounts to do so, including where the subadviser aggregates trades on behalf of a Portfolio and those other client accounts. In such situations, the Portfolio would bear the additional amounts for the research services and the subadviser’s other client accounts would not, although the subadviser’s other client accounts might nonetheless benefit from those research services.
Commission Sharing Arrangements
Certain Portfolios’ subadvisers may obtain third-party research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a subadviser is subject to the subadviser’s best execution obligations to a Portfolio.
Directed Brokerage
The Board of Trustees of each Trust has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, a Trust may cause a Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which a Portfolio is required to pay or for which a Portfolio is required to arrange payment (“Directed Brokerage”). The Board of Trustees of each Trust will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.
Under the Statement, any payments or benefits accrued by or credited to a particular Portfolio are applied against that Portfolio’s expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with an expense limitation agreement or similar agreement (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Statement may reduce the expense reimbursements owed by the Adviser to the Portfolio.
Total Brokerage Commissions Paid
The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust I Portfolios	12/31/2025	12/31/2024	12/31/2023
AB Global Dynamic Allocation Portfolio	$145,539	$447,148	$245,510
AB International Bond Portfolio	24,147	21,661	17,817
Allspring Mid Cap Value Portfolio	95,858	110,255	113,613
American Funds® Balanced Allocation Portfolio	0	0	0
American Funds® Aggressive Allocation Portfolio	0	0	0
American Funds® Growth Portfolio	0	0	0
American Funds® Moderate Allocation Portfolio	0	0	0
BlackRock Global Tactical Strategies Portfolio	186,984	349,908	165,828
BlackRock High Yield Portfolio	10,734	14,865	33,977
Brighthouse Asset Allocation 100 Portfolio	0	0	0
Brighthouse Balanced Plus Portfolio	166,292	203,302	188,370
Brighthouse Small Cap Value Portfolio	525,139	341,263	323,362

Trust I Portfolios	12/31/2025	12/31/2024	12/31/2023
Brighthouse/Artisan International Portfolio	$1,300,260	$1,396,705	$1,013,539
Brighthouse/Eaton Vance Floating Rate Portfolio	0	1	156
Brighthouse/Franklin Low Duration Total Return Portfolio	9,120	13,386	14,992
Brighthouse/Templeton International Bond Portfolio	0	23	0
Brighthouse/Wellington Large Cap Research Portfolio	591,438	724,657	717,802
CBRE Global Real Estate Portfolio	1,379,487	1,105,456	1,288,375
Harris Oakmark International Portfolio	1,253,460	821,060	615,222
Invesco Balanced-Risk Allocation Portfolio	9,854	10,630	38,350
Invesco Comstock Portfolio	359,438	492,599	338,252
Invesco Global Equity Portfolio	407,103	282,921	228,247
Invesco Small Cap Growth Portfolio	811,928	602,442	629,787
JPMorgan Core Bond Portfolio	0	0	0
JPMorgan Global Active Allocation Portfolio	288,766	275,491	330,053
JPMorgan Small Cap Value Portfolio	329,149	483,258	427,713
Loomis Sayles Global Allocation Portfolio	53,089	46,215	61,060
Loomis Sayles Growth Portfolio	138,478	230,256	222,273
MetLife Multi-Index Targeted Risk Portfolio	126,606	92,277	43,428
MFS® Research International Portfolio	434,514	335,731	198,324
Morgan Stanley Discovery Portfolio	823,173	822,662	584,240
PanAgora Global Diversified Risk Portfolio	934,943	1,119,789	859,798
PIMCO Inflation Protected Bond Portfolio	108,850	98,508	117,243
PIMCO Total Return Portfolio	109,006	100,272	70,450
Schroders Global Multi-Asset Portfolio	92,688	139,943	170,083
State Street Emerging Markets Enhanced Index Portfolio	489,395	165,939	122,530
State Street Moderately Aggressive ETF Portfolio	340,246	210,482	335,290
State Street Moderate ETF Portfolio	768,866	494,712	762,029
T. Rowe Price Large Cap Value Portfolio	412,875	464,555	304,848
T. Rowe Price Mid Cap Growth Portfolio	213,760	170,320	160,480
TCW Core Fixed Income Portfolio	11,584	40,786	41,628
Victory Sycamore Mid Cap Value Portfolio	371,618	273,897	264,575
Western Asset Management Government Income Portfolio	11,503	17,141	10,073

Trust II Portfolios	12/31/2025	12/31/2024	12/31/2023
Baillie Gifford International Stock Portfolio	$312,843	$256,046	$238,827
BlackRock Bond Income Portfolio	457,319	727,592	795,971
BlackRock Capital Appreciation Portfolio	357,893	126,703	163,956
BlackRock Ultra-Short Term Bond Portfolio	0	0	0
Brighthouse Asset Allocation 20 Portfolio	0	0	0
Brighthouse Asset Allocation 40 Portfolio	0	0	0
Brighthouse Asset Allocation 60 Portfolio	0	0	0
Brighthouse Asset Allocation 80 Portfolio	0	0	0
Brighthouse/Artisan Mid Cap Value Portfolio	281,165	258,077	234,612
Brighthouse/Dimensional International Small Company Portfolio	46,523	42,573	38,743
Brighthouse/Wellington Balanced Portfolio	213,880	260,507	272,616
Brighthouse/Wellington Core Equity Opportunities Portfolio	328,270	195,434	154,973
Frontier Mid Cap Growth Portfolio	492,367	368,139	497,427
Jennison Growth Portfolio	300,544	412,446	318,583
Loomis Sayles Small Cap Core Portfolio	239,251	244,145	199,855
Loomis Sayles Small Cap Growth Portfolio	222,697	239,284	232,980
MetLife Aggregate Bond Index Portfolio	0	0	0
MetLife Mid Cap Stock Index Portfolio	18,611	30,463	6,315
MetLife MSCI EAFE® Index Portfolio	184,842	95,241	84,724
MetLife Russell 2000® Index Portfolio	69,559	92,148	8,666
MetLife Stock Index Portfolio	78,389	84,430	53,604

Trust II Portfolios	12/31/2025	12/31/2024	12/31/2023
MFS® Total Return Portfolio	$40,884	$39,518	$42,231
MFS® Value Portfolio	119,239	123,938	131,311
Neuberger Berman Genesis Portfolio	184,839	162,281	204,400
T. Rowe Price Large Cap Growth Portfolio	155,185	210,428	162,142
T. Rowe Price Small Cap Growth Portfolio	347,175	283,627	240,893
VanEck Global Natural Resources Portfolio	461,619	732,702	530,197
Western Asset Management Strategic Bond Opportunities Portfolio	139,871	149,188	251,599
Western Asset Management U.S. Government Portfolio	11,434	13,387	22,991
Material differences in the aggregate dollar amount of brokerage commissions paid over the last three fiscal years with respect to a Portfolio can be attributed to natural variations in active trading strategies in volatile market conditions, including variations in trading driven by net purchases or redemptions of a Portfolio’s shares. To the extent a Portfolio has had changes in its subadviser or investment strategies during the last three fiscal years, material differences in the aggregate dollar amount of brokerage commissions paid can also be attributed to such changes.
Research Services Obtained Through Portfolio Transactions
For the fiscal year ended December 31, 2025, the following Trust I Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:
Trust I Portfolio	Total Dollar Amount of Transactions	Total Dollar Amount of Commissions
Allspring Mid Cap Value	$192,411,432	$55,805
Blackrock Global Tactical Strategies	$43,591,983	$2,887
Brighthouse/Artisan International	$352,818,130	$293,028 (1)
Brighthouse Small Cap Value	$337,255,117	$197,218
CBRE Global Real Estate	$709,757,429	$589,175
Invesco Comstock	$827,292,175	$311,019
Invesco Global Equity	$541,381,749	$372,135
Invesco Small Cap Growth	$1,223,216,738	$664,491
Loomis Sayles Global Allocation	$103,747,489	$21,460
Loomis Sayles Growth	$666,062,367	$83,447
PanAgora Global Diversified Risk	$443,940,949	$97,611
T. Rowe Price Large Cap Value	$1,139,250,090	$187,797
T. Rowe Price Mid-Cap Growth	$560,001,845	$155,333
Victory Sycamore Mid Cap Value	$912,735,780	$316,659

(1)
Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.
For the fiscal year ended December 31, 2025, the following Trust II Portfolios placed transactions with the indicated aggregate value, and paid the indicated amount of commissions to brokers with respect to such transactions because of research services provided:
Trust II Portfolio	Total Dollar Amount of Transactions	Total Dollar Amount of Commissions
BlackRock Bond Income	$25,139,853	$11,200
BlackRock Capital Appreciation	$1,549,000,889	$174,826
Brighthouse/Artisan Mid Cap Value	$163,166,023	$118,944 (1)
Frontier Mid Cap Growth	$991,792,326	$351,043
Jennison Growth	$798,241,525	$141,410
Loomis Sayles Small Cap Core	$225,159,412	$118,023
Loomis Sayles Small Cap Growth	$242,730,758	$113,463
MFS Total Return	$171,721,139	$5,587

Trust II Portfolio	Total Dollar Amount of Transactions	Total Dollar Amount of Commissions
MFS Value	$889,781,679	$27,593
Neuberger Berman Genesis	$325,865,390	$93,200
T. Rowe Price Large Cap Growth	$1,055,347,556	$96,117
T. Rowe Price Small Cap Growth	$491,950,919	$204,456
VanEck Global Natural Resources	$504,807,918 (2)	$378,402 (3)

(1)
Total dollar amount of commissions reflects commissions used to acquire third-party research products and services (including those acquired through commission sharing arrangements), but does not include commissions used to acquire proprietary research.
(2)
Total dollar amount of transactions that were executed with commissions that included both research and execution. Excludes execution-only transactions and commission recapture transactions.
(3)
Dollar amount reflects commissions related to research commissions. Excludes commission recapture.
Affiliated Brokerage
Certain Portfolios’ subadvisers may execute portfolio transactions through affiliated brokers acting as agents in accordance with procedures approved by the Board of Trustees of each Trust, but will not purchase any securities from or sell any securities to any such affiliates acting as principal for their own accounts.
The following Trust I Portfolios paid the amounts indicated to an affiliated broker of the Trust I Portfolios’ subadvisers during the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions	Percentage of Commissionable Transactions	Aggregate Brokerage Commissions Paid to Affiliate
		2025			2024	2023
Invesco Comstock	Invesco Capital Markets, Inc.	$60,214	16.75%	16.13%	$55,672	$58,939
Invesco Global Equity	Invesco Capital Markets, Inc.	$992	0.24%	1.28%	$2,848	$2,388
Invesco Small Cap Growth	Invesco Capital Markets, Inc.	$47,195	5.81%	6.51%	$59,051	$76,907
Morgan Stanley Discovery Portfolio	Morgan Stanley & Co. LLC	$1,025	0.12%	0.09%	N/A	N/A
None of the Trust II Portfolios’ subadvisers reported paying brokerage commissions to an affiliated broker during the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Regular Broker-Dealers
For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2025, the table below sets out the name of the broker or dealer (and, if applicable, parent) and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2025 (unless otherwise indicated).
Trust I Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
AB Global Dynamic Allocation	Barclays Capital Inc.	$1,306,632
	BNP Paribas Securities Corp.	$1,401,973
	BofA Securities, Inc.	$3,885,750
	Citigroup Global Markets Inc.	$2,195,639
	Deutsche Bank Securities Inc.	$1,061,124
	Goldman Sachs & Co. LLC	$2,772,366
	J.P. Morgan Securities LLC	$9,224,192
	Morgan Stanley & Co. LLC	$2,254,986
	Nomura Securities International, Inc.	$726,265
	UBS Securities LLC	$2,163,334

Trust I Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
AB International Bond	Barclays Capital Inc.	$413,688
	BNP Paribas Securities Corp.	$266,890
	BofA Securities, Inc.	$955,660
	Citigroup Global Markets Inc.	$1,222,773
	Deutsche Bank Securities Inc.	$741,730
	J.P. Morgan Securities LLC	$1,717,855
	Morgan Stanley & Co. LLC	$843,554
	UBS Securities LLC	$895,596
Allspring Mid Cap Value	Jefferies LLC	$8,278,696
BlackRock High Yield	Barclays Capital Inc.	$3,872,225
	BofA Securities, Inc.	$4,549,548
	Citigroup Global Markets Inc.	$5,293,198
	Deutsche Bank Securities Inc.	$493,032
	Goldman Sachs & Co. LLC	$3,294,555
	Jane Street Execution Services, LLC	$1,166,778
	Jefferies LLC	$205,671
	UBS Securities LLC	$5,140,605
Brighthouse Balanced Plus	Barclays Capital Inc.	$10,267,068
	BofA Securities, Inc.	$15,625,791
	Citigroup Global Markets Inc.	$25,340,832
	Goldman Sachs & Co. LLC	$24,742,843
	J.P. Morgan Securities LLC	$16,062,791
	Morgan Stanley & Co. LLC	$15,441,026
	UBS Securities LLC	$2,277,379
Brighthouse/Artisan International	BNP Paribas Securities Corp.	$20,189,977
	UBS Securities LLC	$46,416,824
Brighthouse/Franklin Low Duration Total Return	Barclays Capital Inc.	$525,419
	BofA Securities, Inc.	$6,686,089
	Citigroup Global Markets Inc.	$3,505,392
	Goldman Sachs & Co. LLC	$9,653,600
	J.P. Morgan Securities LLC	$4,336,972
	Jane Street Execution Services, LLC	$194,337
	Morgan Stanley & Co. LLC	$9,983,672
	RBC Capital Markets, LLC	$1,975,070
	UBS Securities LLC	$5,209,637
Brighthouse/Wellington Large Cap Research Portfolio	Goldman Sachs & Co. LLC	$48,110,307
Harris Oakmark International	BNP Paribas Securities Corp.	$60,188,968
Invesco Comstock	BofA Securities, Inc.	$71,876,255
	Citigroup Global Markets Inc.	$33,245,448
	Goldman Sachs & Co. LLC	$11,766,294

Trust I Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
JPMorgan Core Bond	Barclays Capital Inc.	$3,489,610
	BNP Paribas Securities Corp.	$5,712,072
	BofA Securities, Inc.	$3,740,963
	Citigroup Global Markets Inc.	$6,547,318
	Deutsche Bank Securities Inc.	$5,066,284
	Goldman Sachs & Co. LLC	$8,592,436
	J.P. Morgan Securities LLC	$24,569
	Morgan Stanley & Co. LLC	$5,421,313
	Nomura Securities International, Inc.	$499,182
	RBC Capital Markets, LLC	$963,245
	UBS Securities LLC	$4,353,934
JPMorgan Global Active Allocation	Barclays Capital Inc.	$2,828,240
	BNP Paribas Securities Corp.	$1,454,569
	BofA Securities, Inc.	$21,339,049
	Citigroup Global Markets Inc.	$8,940,988
	Deutsche Bank Securities Inc.	$1,919,375
	Goldman Sachs & Co. LLC	$12,670,277
	Morgan Stanley & Co. LLC	$9,618,002
	RBC Capital Markets, LLC	$101,394
	UBS Securities LLC	$4,404,591
Loomis Sayles Global Allocation	BofA Securities, Inc.	$401,142
	Deutsche Bank Securities Inc.	$167,187
	Goldman Sachs & Co. LLC	$7,442,493
	J.P. Morgan Securities LLC	$8,478,536
	Jefferies LLC	$248,018
	Morgan Stanley & Co. LLC	$448,450
	Nomura Securities International, Inc.	$233,696
	UBS Securities LLC	$473,164
MFS Research International	Barclays Capital Inc.	$23,485,003
	BNP Paribas Securities Corp.	$18,637,644
	UBS Securities LLC	$20,075,350
PanAgora Global Diversified Risk	J.P. Morgan Securities LLC	$89,255
PIMCO Inflation Protected Bond	Barclays Capital Inc.	$1,610,909
	BofA Securities, Inc.	$8,462,585
	Citigroup Global Markets Inc.	$5,502,765
	Deutsche Bank Securities Inc.	$222,213
	Goldman Sachs & Co. LLC	$484,638
	J.P. Morgan Securities LLC	$5,301,959
	Morgan Stanley & Co. LLC	$2,383,874
	Nomura Securities International, Inc.	$194,072
	UBS Securities LLC	$2,295,259

Trust I Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
PIMCO Total Return	Barclays Capital Inc.	$14,301,475
	BNP Paribas Securities Corp.	$9,517,035
	BofA Securities, Inc.	$69,902,907
	Citigroup Global Markets Inc.	$14,600,613
	Deutsche Bank Securities Inc.	$13,943,875
	Goldman Sachs & Co. LLC	$77,363,518
	J.P. Morgan Securities LLC	$83,296,426
	Morgan Stanley & Co. LLC	$60,782,882
	Nomura Securities International, Inc.	$22,457,273
	RBC Capital Markets, LLC	$8,284,275
	UBS Securities LLC	$26,481,551
Schroders Global Multi-Asset	Barclays Capital Inc.	$2,683,439
	BNP Paribas Securities Corp.	$838,653
	BofA Securities, Inc.	$8,341,908
	Citigroup Global Markets Inc.	$2,943,869
	Deutsche Bank Securities Inc.	$831,114
	Goldman Sachs & Co. LLC	$934,377
	J.P. Morgan Securities LLC	$12,835,831
	Morgan Stanley & Co. LLC	$8,466,212
	Nomura Securities International, Inc.	$84,848
	RBC Capital Markets, LLC	$889,726
	UBS Securities LLC	$3,942,558
T. Rowe Price Large Cap Value	BofA Securities, Inc.	$107,326,725
	Citigroup Global Markets Inc.	$47,388,859
TCW Core Fixed Income	BofA Securities, Inc.	$17,773,214
	Citigroup Global Markets Inc.	$551,449
	Goldman Sachs & Co. LLC	$13,829,615
	J.P. Morgan Securities LLC	$38,374,785
	Morgan Stanley & Co. LLC	$6,439,614
	UBS Securities LLC	$8,983,062
Western Asset Management Government Income	J.P. Morgan Securities LLC	$334,857
	Morgan Stanley & Co. LLC	$747,959

Trust II Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
BlackRock Bond Income	Barclays Capital Inc.	$3,388,473
	BofA Securities, Inc.	$46,428,085
	Citigroup Global Markets Inc.	$23,221,898
	Goldman Sachs & Co. LLC	$25,684,450
	J.P. Morgan Securities LLC	$70,399,655
	Morgan Stanley & Co. LLC	$37,505,600
	UBS Securities LLC	$5,960,634
BlackRock Capital Appreciation	Citigroup Global Markets Inc.	$25,821,980
	J.P. Morgan Securities LLC	$17,796,533
Brighthouse/Dimensional International Small Company	Liquidnet, Inc.	$585,562

Trust II Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
Brighthouse/Wellington Balanced	Barclays Capital Inc.	$421,751
	BofA Securities, Inc.	$1,586,262
	Citigroup Global Markets Inc.	$1,327,025
	Goldman Sachs & Co. LLC	$17,868,786
	J.P. Morgan Securities LLC	$4,369,157
	Morgan Stanley & Co. LLC	$3,398,405
	RBC Capital Markets, LLC	$375,772
	UBS Securities LLC	$2,297,138
Jennison Growth	Goldman Sachs & Co. LLC	$30,233,205
MetLife Aggregate Bond Index	Barclays Capital Inc.	$8,235,397
	BofA Securities, Inc.	$15,914,607
	Citigroup Global Markets Inc.	$12,409,311
	Goldman Sachs & Co. LLC	$12,455,596
	J.P. Morgan Securities LLC	$18,969,845
	Jefferies LLC	$1,040,050
	Morgan Stanley & Co. LLC	$20,481,289
	RBC Capital Markets, LLC	$3,058,650
	TD Securities (USA) LLC	$4,103,280
MetLife Mid Cap Stock Index	Jefferies LLC	$3,540,594
MetLife MSCI EAFE Index	Barclays Capital Inc.	$6,127,599
	Erste Group Bank AG	$2,583,084
	UBS Securities LLC	$10,052,852
MetLife Stock Index	BofA Securities, Inc.	$57,579,830
	Citigroup Global Markets Inc.	$32,536,089
	Goldman Sachs & Co. LLC	$41,082,702
	J.P. Morgan Securities LLC	$136,688,302
	Morgan Stanley & Co. LLC	$33,415,052
MFS Total Return	Barclays Capital Inc.	$1,121,034
	BofA Securities, Inc.	$11,571,088
	Goldman Sachs & Co. LLC	$6,305,737
	J.P. Morgan Securities LLC	$10,139,979
	Morgan Stanley & Co. LLC	$7,758,960
	UBS Securities LLC	$1,668,968
MFS Value	Citigroup Global Markets Inc.	$52,045,257
	J.P. Morgan Securities LLC	$126,294,129
	Morgan Stanley & Co. LLC	$62,795,734
Western Asset Management Strategic Bond Opportunities	Barclays Capital Inc.	$2,542,799
	BofA Securities, Inc.	$24,419,402
	Citigroup Global Markets Inc.	$6,081,961
	Goldman Sachs & Co. LLC	$6,584,265
	J.P. Morgan Securities LLC	$10,024,672
	Morgan Stanley & Co. LLC	$10,721,601
	TD Securities (USA) LLC	$2,965,377
	UBS Securities LLC	$26,414,070

Trust II Portfolios	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2025
Western Asset Management U.S. Government	BofA Securities, Inc.	$692,291
	Citigroup Global Markets Inc.	$1,566,442
	Goldman Sachs & Co. LLC	$6,005,924
	J.P. Morgan Securities LLC	$290,321
	Morgan Stanley & Co. LLC	$5,015,290
	UBS Securities LLC	$1,814,034
MANAGEMENT OF THE TRUSTS
Trust I and Trust II are collectively referred to as the “Trusts” in this SAI. The Board of Trustees of each Trust (collectively, the “Board”) oversees the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of Trust I and Trust II, and as Chair of the Board and Chair of its committees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s investment performance and the performance of services for the Portfolio under the contractual arrangements with various service providers, including BIA. The Trustees of each Trust appoint the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.
Trustees and Officers
The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 North Community House Road, Charlotte, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of each Trust from time to time. Officers hold office at the pleasure of the Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.
Trustees of the Trusts
Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	72	None
Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	72	Trustee, Driehaus Mutual Funds (8 portfolios).**

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, First Logistics Management Services, Inc.; Until 2024, Vice President and General Counsel, TSI-IHR Aerial Lifts, LLC; Until 2024, Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.	72	None
Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Lecturer, University of California, Santa Barbara; Managing Member, Pilgrim Funds, LLC (private equity fund).	72	Trustee, The Private Shares Fund (closed-end fund);** Until 2023, Trustee, Vertical Capital Income Fund (closed-end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy).**
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds (2 portfolios).**
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	72
Trustee, First Eagle
Credit Opportunities
Fund**; Trustee and
Chair of the Board,
First Eagle Private
Credit Fund;** Trustee
and Chair of the Board,
First Eagle Global
Opportunities Fund;**
Until 2023, Director
and Chair of the Board,
First Eagle Alternative
Capital BDC, Inc.;**
Until 2022, Trustee,
First Eagle Credit
Opportunities Fund;**
Until 2023, Director,
Avid Technology,
Inc;** Until 2022,
Director, CRA
International, Inc.**

Executive Officers of the Trusts
Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).
Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present).
Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present
Executive Vice President, Chief
Legal Officer and Secretary,
Brighthouse Investment Advisers,
LLC (2023-present); Managing
Corporate Counsel, Brighthouse
Financial Inc. (2023-present);
Managing Counsel and Director,
The Bank of New York Mellon
Corporation (2019-2023).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present
Chief Compliance Officer,
Brighthouse Financial, Inc.
(2025-present); Vice President and
Chief Compliance Officer,
Brighthouse Life Insurance
Company (2025-present); Vice
President and Chief Compliance
Officer (2025-present),
Brighthouse Life Insurance
Company of NY; Vice President
and Chief Compliance Officer
(2025-present), New England Life
Insurance Company; Chief
Compliance Officer, Brighthouse
Investment Advisers, LLC
(2023-present) and Head of Funds
and Investments Compliance
(2023-present); Deputy Chief
Compliance Officer, Transamerica
Asset Management (2022-2023);
Leader and Senior Compliance
Counsel-Funds Compliance,
Edward Jones (2017-2022).

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022).

*
Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**
Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)
Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)
As of April 27, 2026, the Fund Complex includes 43 Trust I Portfolios and 29 Trust II Portfolios.

Cayman Subsidiaries
The AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JP Morgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, and Schroders Global-Multi Asset Portfolio each may invest up to 10%, 6%, 25%, 10%, 25% and 10%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the applicable Portfolio, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”). The directors of each Subsidiary are Mr. Rosenthal, Mr. Watterson, and Ms. Hellmann. Biographical information for Mr. Rosenthal, Mr. Watterson, and Ms. Hellmann is provided in the “Trustees” and “Executive Officers” tables above, as applicable.
Leadership Structure of the Trusts
The Board currently consists of six Trustees, five of whom are Independent Trustees. The Board is responsible for the overall management of each Trust, including general oversight and review of each Trust’s investment activities. The Board appoints the officers of the Trusts who are responsible for administering the Trusts’ day-to-day operations.
The Board has appointed an Independent Trustee, Ms. Vroegop, to serve as Chair of the Board. Ms. Vroegop presides at meetings of the Board and assists management in the development of the agendas for Board meetings. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those executive sessions, the Independent Trustees consider a variety of matters, including those that are required by law to be considered by the Independent Trustees, and those that are scheduled to come before the full Board, including fund governance and leadership matters. Ms. Vroegop leads those executive sessions, and she reports to the Board and management on the matters discussed at those executive sessions. The Independent Trustees are advised by independent legal counsel.
The Board of each Trust believes that it is appropriate and in the best interests of the Trusts to have a super-majority of Independent Trustees on the Board, an Independent Chair, and an interested Trustee who provides insights based on his experience and responsibilities within Brighthouse Financial, and as a former executive of MetLife, Inc., the former parent company of the Adviser.
Board Oversight of Trust Risk
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board, fund counsel and independent legal counsel. These reports address certain investment, derivatives, valuation, liquidity and compliance-related matters, among others. The Board also may receive special written reports or presentations on a variety of risk topics, either upon the Board’s request or upon the Adviser’s initiative. Over time, such reports have addressed, among other things: cybersecurity relating to the Trusts and Portfolios and their service providers; operational matters relating to Trust service providers; matters relating to extraordinary market events and regulatory, market, and economic developments. In addition, the Audit Committee of the Board meets regularly with the Adviser’s personnel who are responsible for each Trust’s financial reporting to review information on their examinations of functions and processes within the Adviser and relevant service providers that affect the Trusts, including with respect to fund accounting and administration.
Under the multi-manager structure used by the Trusts, the Trusts’ Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various subadvisers. Each subadviser is responsible for the management of risks that may arise with respect to its own operations as it provides discretionary asset management services to a Portfolio. The Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trusts as a whole. The Board also meets with the subadvisers from time to time, and on an as-needed basis, and, together with Adviser personnel, considers actual and potential risks to the Portfolio.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Portfolio. In addition, officers of the Trusts meet regularly with the Board to discuss portfolio performance, including investment risk. The Board receives and reviews reports regarding changes to a Portfolio’s investment strategy and related strategy disclosure that are identified by the Adviser as potentially having a material impact on a Portfolio’s risk profile. With respect to the use of derivatives, the Board has approved the designation of a derivatives risk manager (“DRM”) who is responsible for administering the Trusts' derivatives risk management program (the “derivatives program”) for the Portfolios that are required to adopt and implement the derivatives program. The Board also receives and reviews reports from the DRM on the operation of the derivatives program, including on a quarterly and annual basis, and meets with the DRM on a periodic basis.

With respect to valuation, the Board has designated the Adviser, as each Portfolio’s investment adviser, as the Valuation Designee to perform fair value determinations for the Portfolio’s investments. The Board oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. The Board has directed its Audit Committee to assist the Board with its review of the reports from the Valuation Designee and consult with the Trusts’ auditors about valuation matters in connection with the Audit Committee’s review of the results of the audit of each Trust’s year-end financial statements.
With respect to liquidity, the Board receives and reviews regular written reports from the Trust’s Liquidity Risk Manager regarding the operation of the Trusts’ Liquidity Risk Management Program.
With respect to compliance, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, and who provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to detect, prevent and correct violations of federal securities laws (“Compliance Policies”) for each Portfolio. The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.
Standing Committees of the Board
The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee, and each of which reports to the full Board regarding its activities. Each Trust has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee of the Board has identical members and the same Chair, Ms. Gause, and meets as a single committee. The Audit Committee’s function is to, among other things: recommend to the Board independent accountants to conduct the annual audits of the Trusts’ financial statements; review with the independent accountants the outline, scope and results of the annual audits; and review the performance and fees charged by the independent accountants for their professional services. In addition, the Board’s Audit Committee meets with the independent accountants and representatives of management to review areas of financial reporting and control. The Audit Committee of the Board also focuses on the valuation of the assets of the Portfolios of each Trust. The Board’s Audit Committee held four meetings during the fiscal year ended December 31, 2025.
Each Trust has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Nominating and Governance Committee of the Board has identical members and the same Chair, Mr. Alderman, and meets as a single committee. The Nominating and Governance Committee’s function is to, among other things: address nominations of Trustee candidates to the Board; review Board Committee assignments; periodically review the Board’s governance practices and annually assess ongoing Trustee education; address matters arising out of the Board’s annual self-assessment, as deemed necessary and appropriate; periodically review the quality of the services that are provided to the Independent Trustees by its service providers; and annually assist the Board in connection with the review of the Trusts’ and Independent Trustees’ insurance program, as determined necessary and appropriate. Given the nature of the Trusts, in that the Trusts are used solely as funding options in variable annuity and life insurance contracts issued by insurance companies, including insurance companies affiliated with the Adviser, the current practice of the Nominating and Governance Committee is to not consider nominees recommended by Contract holders. The Board’s Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2025.
Each Trust has an Investment Performance Oversight Committee consisting of all of the Independent Trustees. The Investment Performance Oversight Committee of the Board has identical members and the same Chair, Mr. Boulware, and meets as a single committee. The Investment Performance Oversight Committee reviews investment performance matters relating to each Portfolio. The Board’s Investment Performance Oversight Committee held five meetings during the fiscal year ended December 31, 2025.
Qualifications of the Trustees
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Board joined at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trusts (as applicable); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
Each Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Each Trustee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to the Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause and Mr. Boulware each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chair of the board of a technology-related company; and Ms. Vroegop has served as an executive at an asset management organization. Mr. Alderman served as lead Independent Trustee of Trust I. Mr. Rosenthal serves as Chief Investment Officer of Brighthouse Financial, the parent company of the Adviser, and previously held executive positions with MetLife, Inc., the former parent company of the Adviser.
Compensation of the Trustees
The Trustees and Officers of Trust I and Trust II who are officers or employees of Brighthouse Financial and/or its affiliates (including the Adviser and Brighthouse Securities, LLC (the “Distributor”) but not affiliates of Brighthouse Financial that are registered investment companies) receive no compensation from the Trusts for their services as Officers or Trustees of the Trusts, although they may receive compensation from Brighthouse Financial or any affiliate thereof for services rendered in those or other capacities.
Each Trustee who is not an employee of the Adviser or any of its affiliates currently receives compensation from the Trusts. The table below sets forth the compensation paid by the Trusts to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2025.
As of December 31, 2008, each Trust adopted a Deferred Fee Agreement to allow each Independent Trustee to align his or her interests with those of the Portfolios and the Portfolios’ shareholders without purchasing one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trusts are solely offered. All of the Independent Trustees participate in the Deferred Fee Agreement to align their interests with those of shareholders. Under each Deferred Fee Agreement, each Independent Trustee defers payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Portfolios’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in a Trust until distributed in accordance with the provisions of the Trust’s Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Portfolios of the Trusts, that are designated by the participating Trustee. Pursuant to the Deferred Fee Agreement of each Trust, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.
Compensation Paid to the Trustees by the Trusts
Name of Person, Position	Aggregate Compensation from Trust I(1)	Aggregate Compensation from Trust II(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
John Rosenthal, Trustee	None	None	None	None
Independent Trustees
Dawn M. Vroegop, Trustee	$410,278	$274,722	None	$685,000
Stephen M. Alderman, Trustee	$306,200	$205,050	None	$511,250
Robert J. Boulware, Trustee	$321,924	$215,576	None	$537,500
Susan C. Gause, Trustee	$347,382	$232,618	None	$580,000
Nancy Hawthorne, Trustee	$290,476	$194,524	None	$485,000

*
The Fund Complex includes Trust I (43 portfolios as of December 31, 2025) and Trust II (29 portfolios as of December 31, 2025).
(1)
Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2025, under Trust I’s and/or Trust II’s Deferred Fee Agreement. Amounts deferred under Trust I’s Deferred Fee Agreement for the fiscal year ended December 31, 2025 by Mr. Alderman, Ms. Gause, and Ms. Vroegop were $30,620, $347,382, and $41,028, respectively. Amounts deferred under Trust II’s Deferred Fee Agreement for the fiscal year ended December 31, 2025 by Mr. Alderman, Ms. Gause, and Ms. Vroegop were $20,505, $232,618, and $27,472, respectively.

Trustees’ Share Ownership
The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Trusts’ Portfolios and in the Brighthouse Funds Complex as of December 31, 2025. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2025, that is held through a Trust’s Deferred Fee Agreement and does not represent actual ownership of the specified Portfolio’s shares.
Share Ownership of the Trustees of the Trusts
Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Interested Trustee
John Rosenthal	N/A	N/A	None

Independent Trustees
Dawn M. Vroegop
Brighthouse/Artisan Mid Cap Value Portfolio (BHFT II)
Brighthouse Balanced Plus Portfolio (BHFT I)
Harris Oakmark International Portfolio (BHFT I)
Loomis Sayles Global Allocation Portfolio (BHFT I)
Loomis Sayles Growth Portfolio (BHFT I)
Morgan Stanley Discovery Portfolio (BHFT I)
State Street Emerging Markets Enhanced Index Portfolio (BHFT I)
T. Rowe Price Large Cap Growth Portfolio (BHFT II)
T. Rowe Price Large Cap Value Portfolio (BHFT I)
VanEck Global Natural Resources Portfolio (BHFT II)
		Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1)	Over $100,000
Stephen M. Alderman
Allspring Mid Cap Value Portfolio (BHFT I)
Brighthouse/Wellington Large Cap Research Portfolio (BHFT I)
Harris Oakmark International Portfolio (BHFT I)
Invesco Small Cap Growth Portfolio (BHFT I)
JPMorgan Global Active Allocation Portfolio (BHFT I)
Loomis Sayles Global Allocation Portfolio (BHFT I)
Loomis Sayles Growth Portfolio (BHFT I)
MetLife Aggregate Bond Index Portfolio (BHFT II)
MetLife Multi-Index Targeted Risk Portfolio (BHFT I)
MetLife Russell 2000® Index Portfolio (BHFT II)
PanAgora Global Diversified Risk Portfolio (BHFT I)
State Street Emerging Markets Enhanced Index Portfolio (BHFT I)
Victory Sycamore Mid Cap Value Portfolio (BHFT I)
T. Rowe Price Large Cap Growth Portfolio (BHFT II)
T. Rowe Price Mid Cap Growth Portfolio (BHFT I)
T. Rowe Price Large Cap Value Portfolio (BHFT I)

$10,001-$50,000(2)
Over $100,000(1)
$50,001-$100,000(1)
Over $100,000(1)
Over $100,000(1)
Over $100,000(1)
Over $100,000(1)
$50,001-$100,000(2)
Over $100,000(1)
$10,001-$50,000(2)
Over $100,000(1)
$50,001-$100,000(1)
Over $100,000(1)
Over $100,000(2)
$10,001-$50,000(2)
Over $100,000(2)
Over $100,000

Name of Trustee	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustees in the Brighthouse Funds Complex
Robert Boulware
Brighthouse/Franklin Low Duration Total Return Portfolio (BHFT
I)
Brighthouse/Templeton International Bond Portfolio (BHFT I)
Harris Oakmark International Portfolio (BHFT I)
Invesco Balanced-Risk Allocation Portfolio (BHFT I)
Morgan Stanley Discovery Portfolio (BHFT I)
Schroders Global Multi-Asset Portfolio (BHFT I)
State Street Emerging Markets Enhanced Index Portfolio (BHFT I)
		Over $100,000(1) $50,001-$100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1)	Over $100,000
Susan C. Gause
AB International Bond Portfolio (BHFT I)
American Funds Growth Portfolio (BHFT I)
BlackRock High Yield Portfolio (BHFT I)
Brighthouse/Wellington Balanced Portfolio (BHFT II)
Invesco Global Equity Portfolio (BHFT I)
Invesco Small Cap Growth Portfolio (BHFT I)
Jennison Growth Portfolio (BHFT II)
Loomis Sayles Global Allocation Portfolio (BHFT I)
PIMCO Total Return Portfolio (BHFT I)
Western Asset Management Strategic Bond Opportunities Portfolio
(BHFT II)
		Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1) Over $100,000(1)	Over $100,000
Nancy Hawthorne	BlackRock Bond Income Portfolio (BHFT II) CBRE Global Real Estate Portfolio (BHFT I) TCW Core Fixed Income Portfolio (BHFT I)	Over $100,000(1) Over $100,000(1) Over $100,000(1)	Over $100,000

(1)
Represents ownership, as of December 31, 2025, through the Trusts’ Deferred Fee Agreements.
(2)
Represents ownership, as of December 31, 2025, of insurance products that utilize the Trust I Portfolios and/or the Trust II Portfolios as investment vehicles. Shares of the Trust I Portfolios and Trust II Portfolios may not be held directly by individuals.
As of March 31, 2026, the Officers and Trustees of Trust I and Trust II as a group owned less than 1% of the outstanding shares of each class of each Portfolio of the Trusts.
Indemnification of Trustees and Officers
Each Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Each Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Proxy Voting Policies and Procedures
Pursuant to each Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has, in turn, delegated the proxy voting responsibilities with respect to each Portfolio other than the Trust I Allocation Portfolio, Trust II Allocation Portfolios, American Allocation Portfolios, Feeder Portfolio, Brighthouse Balanced Plus Portfolio, and the MetLife Multi-Index Targeted Risk Portfolio to the applicable subadviser. Each Trust believes that each subadviser that purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders on the one hand, and the interests of the Adviser, subadviser or any other affiliated person of the Trust, on the other hand. Appendix B to this SAI contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ subadvisers.
The Adviser votes proxies relating to shares of an Underlying Portfolio in the same proportion as the vote of the other shareholders of the Underlying Portfolio with respect to a particular proposal.
As a shareholder of the Master Fund, the Feeder Portfolio will have the same voting rights as other shareholders. The Adviser will vote proxies relating to shares of the Master Fund held by the Feeder Portfolio in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal.
Proxy Voting Records
The Adviser and each of the subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information on how proxies relating to the Portfolios’ voting securities were voted by the Adviser or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 882-1292, on the Portfolios’ website at https://dfinview.com/BHFT, by emailing rcg@brighthousefinancial.com, or on the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure Policy
The Trusts’ procedures with respect to disclosure of portfolio holdings information (“Procedures”) are designed to protect the confidentiality of each Trust’s portfolio holdings information, including material information about the Portfolios’ trading strategies or pending transactions, and prevent the selective disclosure of such information, except in accordance with the Procedures. The Procedures are also designed to help ensure compliance by each Trust, the Adviser, the subadvisers, and other third-party service providers with the anti-fraud provisions of the federal securities laws, including certain provisions of the 1940 Act, and rules promulgated thereunder, and general principles of fiduciary duty with respect to each Portfolio’s non-public portfolio holdings information.
The Procedures address:
•
when portfolio holdings information will be publicly disclosed;
•
the limited circumstances when non-public portfolio holdings information (including partial portfolio holdings information) may be selectively disclosed; and
•
the confidentiality requirements for such selective disclosure of non-public portfolio holdings information.
Non-public portfolio holdings information may only be selectively disclosed in compliance with the terms of the Procedures. Non-public portfolio holdings information may not be disseminated at any time for compensation or other consideration.
The Procedures have been approved by the Board of each Trust. The Adviser and all subadvisers are required to comply with the Procedures before disclosing any non-public portfolio holdings information of the Trusts. As part of its annual compliance review of the Trusts’ compliance procedures, the Board reviews the adequacy of the Procedures and effectiveness of their implementation.
It is the policy of the Trusts to prevent the selective disclosure of non-public portfolio holdings information, except in accordance with the Procedures. Portfolio holdings may be disclosed on a selective basis only if (i) the disclosure is for legitimate business purposes of a Portfolio, (ii) such disclosure is in the best interest of the Portfolio’s shareholders, (iii) each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information, and (iv) such disclosure is made in accordance with these Procedures. This policy applies to the Trusts, the Adviser and each subadviser and service provider to the Trusts.
Publicly Available Information
The Trusts report the Portfolios’ portfolio holdings information to the SEC for each month in a fiscal quarter within 60 days after the end of the fiscal quarter by filing Form N-PORT with the SEC, and certain portfolio holdings information for the third month of each fiscal quarter will be publicly available. Within 60 days after the end of the first and third fiscal quarters, the Trusts will also publicly disclose in their Form N-PORT filings the Portfolios’ complete schedule of portfolio holdings as of the close of the period. The Trusts also publicly disclose the Portfolios’ complete portfolio holdings information for the second and fourth quarters of each fiscal year by filing Form N-CSR with the SEC. You can find the SEC filings on the SEC’s website, www.sec.gov. At any time following the filing of Form N-CSR or following the public availability of Form N-PORT, the Trusts, the Adviser, and any subadviser may disclose, or cause to be disclosed by a service provider, the portfolio holdings information of any Portfolio of the Trusts.
The Trusts or the Adviser may also disclose portfolio holdings information to any person if the Trusts make available such portfolio holdings information on one or more Brighthouse-affiliated websites (a “Brighthouse website”). The complete portfolio holdings information and portfolio composition for each Portfolio (meaning asset allocation, sector diversification, industry diversification, and portfolio diversification) will generally be published on a Brighthouse website sixty calendar days after each calendar quarter end.
The ten largest (or in certain instances, twenty largest) portfolio holdings of each Portfolio (other than those listed in the following sentence) are generally published on a Brighthouse website 60 days after each calendar quarter end. In the case of the AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Brighthouse Balanced Plus Portfolio, MetLife Multi-Index Targeted Risk Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio, the five largest holdings will generally be posted on a Brighthouse website as early as on or about 30 calendar days following the calendar month-end.
The Trusts may exclude all or any portion of such portfolio holdings information from a Brighthouse website or delay its posting when such action is deemed in the best interest of the Trusts by the Trusts’ CCO. Portfolio holdings information generally remains posted on a Brighthouse website until replaced by more recent portfolio holdings information in a manner described above.
For purposes of these Procedures, a Portfolio’s largest portfolio holdings shall not include information about swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.
Confidential Dissemination of Non-Public Portfolio Holdings Information
In order to carry out various functions on behalf of the Trust, it may be necessary for certain third parties to receive non-public portfolio holdings information before public dissemination of such information. Such information may be disclosed only after a good faith determination by the CCO, in light of the facts then known that:
•
there is a legitimate business purpose for the disclosure;
•
the disclosure is in the best interest of the Portfolio’s shareholders;
•
each recipient of such disclosure is subject to a duty of confidentiality, including a duty not to trade on the non-public information;
•
if practicable, the recipient is subject to a written confidentiality agreement; and
•
the disclosure is made in accordance with these Procedures.
A legitimate business purpose includes, but is not limited to, disseminating or providing access to portfolio holdings information to:
•
The service providers to the Trust (e.g., custodian, independent auditor) in order for the service provider to fulfill its contractual duties to the Trust;
•
A rating and ranking organization or mutual fund analyst (e.g., Lipper, Morningstar, Wilshire Analytics/Axiom);
•
Wilshire Analytics/Axiom for Portfolios included in the Brighthouse Asset Allocation Program;
•
A newly hired subadviser prior to the subadviser commencing its duties;
•
A subadviser of a Portfolio managing the surviving Portfolio of a merger or the substituting Portfolio in a substitution;
•
A transition manager hired to liquidate or restructure a Portfolio; or
•
A consultant that provides pricing services, proxy voting services and research and trading services.
If practicable, a recipient of non-public portfolio holdings information shall be subject to a written confidentiality agreement that contains the following provisions:
•
The Trusts’ portfolio holdings information is the confidential property of the Trust and may not be used for any purpose except in connection with the provision of services to the Trusts;
•
The information may not be traded upon;

•
The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential and not to trade based on such information; and
•
Upon request from the Adviser, the recipient of the portfolio information shall return or destroy such information.
For purposes of the Procedures, the terms of any written confidentiality agreement and the determination as to whether it is practical to obtain such agreement must be made by the Trusts’ CCO.
Only the CCO, principal executive or principal accounting officer, or persons designated by such officers (each an “Authorized Person”) are authorized to approve the dissemination of non-public portfolio holdings information by the Adviser or a service provider to the Trust, and only in accordance with these Procedures. The authorization of the dissemination of non-public portfolio holdings information by a person other than the CCO shall be reported to the CCO prior to dissemination of the information.
Regarding a subadviser’s dissemination of non-public Portfolio holdings information, only the subadviser’s CCO may authorize such disclosure and only in accordance with these Procedures, including obtaining approval from the Trusts’ CCO. In addition, as part of its subadviser oversight program, the Adviser shall review each subadviser’s process for complying with these Procedures and shall annually request a list of third-parties that have been authorized to receive the Trusts’ non-public portfolio holdings information.
Any exceptions to the Procedures may be made only if approved by the Trusts’ CCO as in the best interests of the Trust, and only if such exceptions are reported to the Trusts’ Board at its next regularly scheduled meeting.
Dissemination within Brighthouse Organization
Dissemination of a Trust’s portfolio holdings information to Brighthouse Financial employees is limited to those persons (i) who are subject to a duty to keep such information confidential, including a duty not to trade on any non-public information, and (ii) who need to receive the information as part of their responsibilities.
Disclosures Required by Law
No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by regulatory authorities.
Ongoing Arrangements
Set forth below is a list, as of December 31, 2025, of those parties which have entered into ongoing arrangements that include the release of portfolio holdings information in accordance with the Procedures, as well as the anticipated maximum frequency of the release under such arrangements, and the minimum length of lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each Portfolio. The parties identified below as recipients are service providers, fund rating agencies, consultants, and analysts.
Recipient	Frequency	Delay Before Dissemination
Abel Noser	Daily	None
Acadia	Daily	One day
Acadia Soft	Daily	None
ACA ComplianceAlpha	Daily	None
ACA ESG Advisory	Daily	None
ACA Market Abuse Surveillance	Daily	None
Accenture Plc	Daily	None
Acuity Knowledge Partners	Daily	None
Adobe Experience Manager	Daily	None
Adroit Trading Technologies	Daily	One day
AllVue Everest	Daily	None
Alpha TBA Mortgage Master	Daily	None
alterDomus	Daily	None
Amazon Web Services (AWS)	Daily	None
Appital	As needed	None
APTimum Formation Développement (APT)	Monthly	None

Recipient	Frequency	Delay Before Dissemination
AT&T	Daily	None
Auerbach Grayson & Co., Inc.	Semi-Annually	30 days
Banco de Brasil	Semi-Annually	30 days
Bank of America/Merrill Lynch	Semi-Annually	30 days
Bank of New York Mellon	Daily	None
Bank of Nova Scotia	Semi-Annually	30 days
Barclays	Daily	None
BarraOne	Daily	None
BBH InfoAction	Daily	None
BBH Infomediary	Daily	None
Berenberg	Semi-Annually	30 days
BestX Ltd.	Daily	None
BIDS	Daily	None
BizAnalytica, LLC	Daily	None
BlackRock Aladdin	Daily	None
BlackRock Solutions	Daily	None
Bloomberg AIM	Daily	None
Bloomberg Gateway	Daily	None
Bloomberg LP	Daily	None
Bloomberg Port	Daily	None
BMO Capital Markets	Semi-Annually	30 days
BNY Mellon	Daily	None
Boci Group	Semi-Annually	30 days
Brean Murray Carret & Co. LLC	Semi-Annually	30 days
Broadridge Securities Processing Solutions, LLC	Daily	None
Brown Brothers Harriman & Co.	Daily	None
Cabot Research	Daily	None
Canaccord Genuity	Semi-Annually	30 days
Capital Institutional Services	Daily	None
Carnegie	Semi-Annually	30 days
Castine, LLC	Daily	None
CenturyLink Communications, LLC	Daily	None
Charles River Development	Daily	None
Charles River Investment Management Solution (CRIMS)	Daily	None
Charles River Systems, Inc.	Daily	None
Cheuvreux	Semi-Annually	30 days
CIBC	Semi-Annually	30 days
CIMB	Semi-Annually	30 days
Citibank NA	Daily	None
Citigroup-The Yield Book	Daily	None
Clearwater Analytics	Daily	None
CLSA Ltd.	Semi-Annually	30 days
Cogent Consulting PBC	Daily	None
Confluence/InvestmentMetrics/Style Analytics	Daily	None
Confluence NXT	Monthly and quarterly	None
Confluence Technologies	Daily	One day
Consensys Solutions	Daily	None
Commcise	Daily	None
Compliance Solutions Strategies	Daily	None
Cormark Securities Inc.	Semi-Annually	30 days
CorpAxe	Monthly	None

Recipient	Frequency	Delay Before Dissemination
Cortland Capital Markets Services LLC	Daily	None
Credit Suisse	Semi-Annually	30 days
DA Davison	Semi-Annually	30 days
Daiwa Securities Group Inc.	Semi-Annually	30 days
Danske Bank	Semi-Annually	30 days
Deloitte & Touche LLP	As needed	None
Deutsche Bank	Semi-Annually	30 days
Depository Trust & Clearing Corporation (DTCC)	Daily	None
Diligent	As needed	None
Donnelley Financial Solutions	As needed	None
Dynamo Software	Daily	None
Eagle Investment Systems LLC	Daily	None
Eagle Pace	Daily	None
Eagle Star	Daily	None
Electra Information Systems, Inc.	Monthly	5 days
Elkins McSherry	Daily	None
Enfusion Ltd. LLC	Daily	None
Envestnet Revenue Manager	Monthly	30 days
Ernst & Young	As needed	None
Essentia Analytics	Daily	None
Euro Link Advisors LLC	Semi-Annually	30 days
Exane SA	Semi-Annually	30 days
Everest Alpha Beta	Daily	None
Everest Bank Loans	Intra day	None
FactSet	Daily	None
FactSet Raptor	Daily	None
FactSet Research Systems, Inc	Daily	None
FactSet Workstation	Daily	None
Fidelity National Information Services, Inc.	Daily	None
Financial Recovery Technologies LLC	Daily	None
FIS Brokerage Securities Services LLC	Daily	None
FIS Employee Compliance Manager (ECM)	Daily	None
Fiserv Unified Wealth Platform	Daily	None
Flextrade	Daily	None
FTSE Fixed Income LLC	As needed	None
FundApps Limited	Daily	None
FX Transparency LLC	As needed	None
FundApps Inc.	Daily	None
Glass, Lewis & Co., LLC	Daily	None
Glimpse Markets	Daily	None
Global Trading Analytics	Daily	None
Goldman Sachs	Semi-Annually	30 days
Gresham Technologies plc	Daily	None
Group SEB	Semi-Annually	30 days
GTA Babelfish, LLC	Quarterly	None
Halvea	Semi-Annually	30 days
Handelsbanken	Semi-Annually	30 days
HIS Markit Ltd.	Daily	None
HSBC	Semi-Annually	30 days
ICE Data Pricing & Reference Data LLC	Daily	None
ICE Data Services	Daily	None

Recipient	Frequency	Delay Before Dissemination
IDS GmbH	Daily	None
IEX Data Analytics LLC (IEX Astral)	Daily	None
IHS Markit Ltd.	Daily	None
Infinit Outsourcing, Inc.	Daily	None
InfoReach	Daily	None
Infosys	Daily	None
ING	Semi-Annually	30 days
Institutional Shareholder Services (ISS)	Daily	None
Intermonte	Semi-Annually	30 days
Intersystems	Daily	None
Iron Mountain	As needed	None
Investec Securities (US) LLC	Semi-Annually	30 days
ION (Minerva and Sentinel)	As needed	None
Iron Mountain	As needed	None
Itau	Semi-Annually	30 days
Japan Invest	Semi-Annually	30 days
Jefferies	Semi-Annually	30 days
JP Morgan Chase & Co.	Daily	None
K&L Gates LLP	As needed	None
KBW Capital Markets	Semi-Annually	30 days
Kempen & Co.	Semi-Annually	30 days
Kotak	Semi-Annually	30 days
KPMG LLP	As needed	None
Latisys-Chicago, LLC	Daily	None
Liberum LLC	Semi-Annually	30 days
LiquidNet, Inc.	Daily	None
LTMindtree Limited	Daily	None
Luminex	Daily	None
Lombard Risk Management	Daily	None
TS Lombard	Semi-Annually	30 days
LSTA	Monthly	30 days
Macquarie	Semi-Annually	30 days
Magnolia CMS	Daily	None
Markit WSO Corporation	Daily	None
Maxim Group LLC	Semi-Annually	30 days
McDonald Information Services, Inc.	As needed	None
Mediobanca	Semi-Annually	30 days
MetLife, Inc.	As needed	None
Micro Focus	Daily	None
Micro Focus International plc	As needed	None
Microsoft	Daily	None
Mitsubishi UFJ	Semi-Annually	30 days
Mizuho	Semi-Annually	30 days
Morgan Stanley	Semi-Annually	30 days
Morningstar, Inc.	Daily	None
MSCI, Inc.	Daily	None
MSCI BARRA, Inc.	Daily	None
MSCI Inc. ESG Manager	Daily	None
MyCompliance Office	Daily	One day
Nasdaq eVestment Omni	Monthly	None
Natixis	Semi-Annually	30 days
Needham & Company, LLC	Semi-Annually	30 days
NEX Group plc	Daily	None
Nomura	Semi-Annually	30 days

Recipient	Frequency	Delay Before Dissemination
Northern Trust Company	Daily	None
Numis Securities Ltd.	Semi-Annually	30 days
Oddo Group	Semi-Annually	30 days
Odeon Capital Group LLC	Semi-Annually	30 days
OMGEO, LLC	Daily	None
Oppenheimer & Co.	Semi-Annually	30 days
Perform	Daily	None
PricewaterhouseCoopers LLP	As needed	None
Qontigo (Axioma)	Daily	None
Raymond James	Semi-Annually	30 days
RBC Capital Markets	Semi-Annually	30 days
Redburn	Semi-Annually	30 days
Refinitiv	Daily	None
Refinitiv Lipper	Daily	None
Renaissance Capital	Semi-Annually	30 days
Ridgeline, Inc.	Daily	None
Rimes	Daily	None
RiskMetrics	Daily	None
Ropes & Gray LLP	As needed	None
RR Donnelly	Daily	None
Salesforce – Chatter	Daily	None
Sanford Bernstein & Co.	Semi-Annually	30 days
Samsung	Semi-Annually	30 days
SEI Investments Co.	Daily	None
SG Cowen	Semi-Annually	30 days
Sidoti	Semi-Annually	30 days
Skywalk	Daily	None
SmartStream Technologies	Daily	None
SmartStream TLM	Daily	None
Smarsh	Daily	None
SMBC Nikko Japan	Semi-Annually	30 days
Snowflake	Daily	None
Société Générale	Semi-Annually	30 days
Solutions Atlantic, Inc.	Daily	None
SS&C Advent APX	Daily	None
SS&C Advent APX Managed Services	Monthly	None
SS&C Eze	Daily	None
SS&C FMC	Intra day	None
SS&C GoRec	Daily	None
SS&C Portia	Daily	None
SS&C Technologies, Inc.	Daily	None
S&P Corporate Actions	Daily	None
S&P Global	Daily	None
SSIMS	Daily	None
Standard Chartered	Semi-Annually	30 days
StarCompliance, Inc.	Daily	None
State Street Bank and Trust Company	Daily	None
State Street Corporation	Daily	None
SteelEye Limited	Daily	None
Stifel Financial Corp.	Semi-Annually	30 days
Stradley Ronon Stevens & Young, LLP	As needed	None
Syntel Inc.	Daily	None
Tableau	Daily	None
Thomson Reuters Corporation	Daily	None

Recipient	Frequency	Delay Before Dissemination
Toppan Merrill	Daily	None
Tradeweb Markets LLC	Daily	None
TriOptima/TriResolve	Daily	None
Trumid	Daily	None
TS Imagine	Daily	None
UBS	Semi-Annually	30 days
Vermilion Reporting Suite	Quarterly	None
Virtu Americas LLC	Daily	None
Virtu Financial Inc.	Daily	None
Vontobel	Semi-Annually	30 days
Wall Street Office Reporting	Daily	None
Wells Fargo & Company	Daily	None
Wellington	As needed	None
William Blair	Semi-Annually	30 days
William O’Neil + Company	Daily	None
Wilshire Associates Incorporated	Daily	None
Zavo Group, LLC	Daily	None
The approval of the Trusts’ CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.
The Trusts are not required to describe an ongoing arrangement to make available non-public information about their portfolio holdings available if they:
•
make that information available on its website; and
•
disclose in its prospectuses the availability of the information on its website.
Limitations of Policy
The Trusts’ Procedures are designed to prevent sharing of non-public portfolio holdings information with third parties that have no legitimate business purpose for accessing the information. However, the Procedures may not be effective to limit access to non-public portfolio holdings information in all circumstances. For example, a subadviser may manage accounts other than the Portfolio that have investment objectives and strategies similar to those of the Portfolio. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the subadviser may be able to infer the portfolio holdings of the Portfolio from the portfolio holdings in that investor’s account.
INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
The Trusts are managed by Brighthouse Investment Advisers, LLC (previously defined as “BIA” or the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trusts, has overall responsibility for the general management and administration of the Trusts. The Adviser is a Delaware limited liability company and is a registered investment adviser and commodity pool operator.
As of the date of this SAI, Brighthouse Financial, Inc. (previously defined as “Brighthouse Financial”), a Delaware public company whose shares trade on the NASDAQ market, owns all of the voting interests in the Adviser. It is currently anticipated that Aquarian Capital LLC (“Aquarian”), a diversified global holding company with a strategic portfolio of insurance and asset management solutions, providing investment opportunities to millions of people, will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial (the “Transaction”). The Transaction is subject to customary closing conditions, including regulatory approvals. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse Financial and its subsidiaries, including BIA. Rudrabhishek Sahay is the managing member and majority owner of Aquarian.

Each management agreement with the Adviser regarding the Trust I Portfolios and each investment advisory agreement (together with the management agreements, the “advisory agreements”) with the Adviser regarding the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust I or Trust II, as applicable, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust I or Trust II, as applicable, cast in person at a meeting called for the purpose of voting on such approval.
It is anticipated that the current advisory agreements will terminate in connection with the Transaction. The Board has approved new advisory agreements with the Adviser that are expected to take effect upon the termination of the current advisory agreements, subject to approval by Portfolio shareholders. The new advisory agreement for each Portfolio will have an initial term of one year and will be substantially identical to the Portfolio’s current advisory agreement, including with respect to the services the Adviser is required to provide to the Portfolio and the fee rates paid to the Adviser by the Portfolio. There are no material differences between each new advisory agreement and its corresponding current advisory agreement.
Trust I’s Management Agreements
Pursuant to two management agreements (the “Management Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust I Portfolio. BIA has delegated for each Trust I Portfolio (other than the American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust I Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust I relating to, as necessary, hiring and replacing subadvisers to the Portfolios.
For the American Allocation Portfolios, Trust I Allocation Portfolio and the Base Portion of each of Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Targeted Risk Portfolio, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.
For the Feeder Portfolio, BIA selects the Master Fund in which the Feeder Portfolio will invest and monitors the Master Fund’s investment program.
Advisory services are provided to the Trust I Portfolios subject to the supervision and direction of Trust I’s Trustees. Each Management Agreement provides that the Adviser is required to furnish various information and reports, as well as other resources to Trust I, at its own expense and without remuneration from or additional cost to Trust I, including, but not limited to, office space, executive and other personnel, and information and services. BIA, and not the Trust I Portfolios, pays the fees of the Trust I Portfolios’ subadvisers.
Trust I pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust I Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust I’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Management Fee Waivers for the Trust I Portfolios.” Each Trust I Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.
The Adviser receives no compensation for its services to the Feeder Portfolio. In the event that the Feeder Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of the Feeder Portfolio as follows:
Trust I Feeder Portfolio	Fee
American Funds® Growth Portfolio	0.75%
As compensation for the services it receives under the Management Agreements, Trust I pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
AB Global Dynamic Allocation Portfolio	0.700%	First $250 million
	0.650%	Next $250 million
	0.625%	Next $500 million
	0.600%	Over $1 billion
AB International Bond Portfolio	0.520%	First $500 million
	0.500%	Over $500 million
Allspring Mid Cap Value Portfolio	0.750%	First $200 Million
	0.700%	Over $200 Million
American Funds® Balanced Allocation Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
American Funds® Aggressive Allocation Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
American Funds® Moderate Allocation Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
BlackRock Global Tactical Strategies Portfolio	0.800%	First $100 million
	0.750%	Next $200 million
	0.700%	Next $300 million
	0.675%	Next $400 million
	0.650%	Over $1 billion
BlackRock High Yield Portfolio	0.600%	All Assets
Brighthouse/Artisan International Portfolio	0.750%	All Assets
Brighthouse/Eaton Vance Floating Rate Portfolio	0.625%	First $100 million
	0.600%	Over $100 million
Brighthouse/Franklin Low Duration Total Return Portfolio	0.520%	First $100 million
	0.510%	Next $150 million
	0.500%	Next $250 million
	0.490%	Next $500 million
	0.470%	Next $500 million
	0.450%	Over $1.5 billion
Brighthouse/Templeton International Bond Portfolio	0.600%	All Assets
Brighthouse/Wellington Large Cap Research Portfolio	0.625%	First $250 million
	0.600%	Next $250 million
	0.575%	Next $500 million
	0.550%	Next $1 billion
	0.500%	Over $2 billion
Brighthouse Asset Allocation 100 Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Brighthouse Balanced Plus Portfolio		Fees on the Portfolio’s Investments in Underlying Portfolios:
	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
Fees on the Portfolio’s Other Assets:
	0.725%	First $250 million
	0.700%	Next $500 million
	0.675%	Next $250 million
	0.650%	Over $1 billion
Brighthouse Small Cap Value Portfolio	0.750%	First $1 billion
	0.700%	Over $1 billion
CBRE Global Real Estate Portfolio	0.700%	First $200 million
	0.650%	Next $550 million
	0.550%	Over $750 million
Harris Oakmark International Portfolio	0.850%	First $100 million
	0.800%	Next $900 million
	0.750%	Over $1 billion
Invesco Balanced-Risk Allocation Portfolio	0.675%	First $250 million
	0.650%	Next $500 million
	0.625%	Next $250 million
	0.600%	Over $1 billion
Invesco Comstock Portfolio	0.650%	First $500 million
	0.600%	Next $500 million
	0.525%	Over $1 billion
Invesco Global Equity Portfolio	0.700%	First $100 million
	0.680%	Next $150 million
	0.670%	Next $250 million
	0.660%	Next $250 million
	0.650%	Over $750 million
Invesco Small Cap Growth Portfolio	0.880%	First $500 million
	0.830%	Over $500 million
JPMorgan Core Bond Portfolio	0.550%	All Assets
JPMorgan Global Active Allocation Portfolio	0.800%	First $250 million
	0.750%	Next $250 million
	0.720%	Next $250 million
	0.700%	Over $750 million
JPMorgan Small Cap Value Portfolio	0.800%	First $100 million
	0.775%	Next $400 million
	0.750%	Next $500 million
	0.725%	Over $1 billion
Loomis Sayles Global Allocation Portfolio	0.700%	First $500 million
	0.650%	Next $500 million
	0.600%	Over $1 billion

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Loomis Sayles Growth Portfolio	0.650%	First $500 million
	0.600%	Next $500 million
	0.550%	Next $1 billion
	0.500%	Over $2 billion
MetLife Multi-Index Targeted Risk Portfolio		Fees on the Portfolio’s Investments in Underlying Portfolios:
	0.070%	First $500 million
	0.060%	Next $500 million
	0.050%	Over $1 billion
Fees on the Portfolio’s Other Assets:
	0.500%	First $250 million
	0.485%	Next $250 million
	0.470%	Next $500 million
	0.450%	Over $1 billion
MFS® Research International Portfolio	0.800%	First $200 million
	0.750%	Next $300 million
	0.700%	Next $500 million
	0.650%	Over $1 billion
Morgan Stanley Discovery Portfolio	0.700%	First $200 million
	0.650%	Next $300 million
	0.625%	Over $500 million
PanAgora Global Diversified Risk Portfolio	0.675%	First $250 million
	0.650%	Next $500 million
	0.625%	Next $250 million
	0.600%	Over $1 billion
PIMCO Inflation Protected Bond Portfolio	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion
PIMCO Total Return Portfolio	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion
Schroders Global Multi-Asset Portfolio	0.680%	First $100 million
	0.660%	Next $150 million
	0.640%	Next $500 million
	0.620%	Next $750 million
	0.600%	Over $1.5 billion
State Street Emerging Markets Enhanced Index Portfolio(a)	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million
State Street Moderately Aggressive ETF Portfolio	0.330%	First $500 million
	0.300%	Over $500 million
State Street Moderate ETF Portfolio	0.330%	First $500 million
	0.300%	Over $500 million
TCW Core Fixed Income Portfolio	0.550%	All Assets
T. Rowe Price Large Cap Value Portfolio(b)	0.570%	All Assets
T. Rowe Price Mid Cap Growth Portfolio	0.750%	All Assets

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Victory Sycamore Mid Cap Value Portfolio	0.700%	First $200 million
	0.650%	Next $300 million
	0.625%	Over $500 million
Western Asset Management Government Income Portfolio	0.520%	First $100 million
	0.440%	Next $400 million
	0.400%	Over $500 million

(a)
In the event that SSGA Funds Management, Inc. were to cease serving as the subadviser to State Street Emerging Markets Enhanced Index Portfolio, Trust I would pay the Adviser a monthly fee at an annual rate of 1.10% of the Portfolio’s average daily net assets.
(b)
With respect to T. Rowe Price Large Cap Value Portfolio, 0.750% of the first $50 million of the Portfolio’s average daily net assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the following: when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.
The following table shows the amounts in management fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust I Portfolios	2025	2024	2023
AB Global Dynamic Allocation Portfolio	$10,934,800	$15,813,429	$16,837,881
AB International Bond Portfolio	2,191,484	2,654,673	2,822,798
Allspring Mid Cap Value Portfolio	2,236,940	2,622,110	2,695,836
American Funds® Balanced Allocation Portfolio	2,372,974	2,430,749	2,348,521
American Funds® Aggressive Allocation Portfolio	1,813,376	1,820,340	1,721,039
American Funds® Growth Portfolio	—	—	—
American Funds® Moderate Allocation Portfolio	1,337,110	1,382,523	1,386,540
BlackRock Global Tactical Strategies Portfolio	19,436,053	26,659,571	28,086,690
BlackRock High Yield Portfolio	6,088,580	5,773,491	5,332,988
Brighthouse Asset Allocation 100 Portfolio	1,230,833	1,239,193	1,174,009
Brighthouse Balanced Plus Portfolio	12,014,471	17,514,485	18,698,905
Brighthouse Small Cap Value Portfolio	5,556,504	6,562,271	6,794,523
Brighthouse/Artisan International Portfolio	6,229,525	6,804,841	6,832,313
Brighthouse/Eaton Vance Floating Rate Portfolio	3,193,611	3,504,761	3,618,645
Brighthouse/Franklin Low Duration Total Return Portfolio	3,039,699	3,590,330	3,728,794
Brighthouse/Templeton International Bond Portfolio	2,337,717	3,109,454	3,468,999
Brighthouse/Wellington Large Cap Research Portfolio	13,368,071	13,406,236	12,130,110
CBRE Global Real Estate Portfolio	5,564,591	5,973,112	6,061,301
Harris Oakmark International Portfolio	15,995,873	16,945,882	17,892,981
Invesco Balanced-Risk Allocation Portfolio	4,715,089	6,850,641	7,420,283

Trust I Portfolios	2025	2024	2023
Invesco Comstock Portfolio	$10,816,173	$11,162,055	$10,780,889
Invesco Global Equity Portfolio	7,356,723	7,763,144	7,195,872
Invesco Small Cap Growth Portfolio	7,073,505	7,895,824	7,773,972
JPMorgan Core Bond Portfolio	6,708,685	7,305,421	7,239,315
JPMorgan Global Active Allocation Portfolio	10,104,580	10,417,989	10,711,954
JPMorgan Small Cap Value Portfolio	2,483,419	2,868,524	2,945,377
Loomis Sayles Global Allocation Portfolio	2,577,893	2,707,343	2,590,654
Loomis Sayles Growth Portfolio	17,300,812	17,324,530	15,940,925
MetLife Multi-Index Targeted Risk Portfolio	8,412,971	2,923,671	2,193,079
MFS® Research International Portfolio	9,933,994	10,610,012	10,423,452
Morgan Stanley Discovery Portfolio	8,645,985	7,239,334	6,379,977
PanAgora Global Diversified Risk Portfolio	7,902,889	11,434,580	12,750,210
PIMCO Inflation Protected Bond Portfolio	7,233,469	7,897,454	8,475,607
PIMCO Total Return Portfolio	17,333,681	18,697,211	18,802,558
Schroders Global Multi-Asset Portfolio	3,915,576	6,529,795	6,684,667
State Street Emerging Markets Enhanced Index Portfolio	4,398,925	2,066,047	1,920,010
State Street Moderately Aggressive ETF Portfolio	2,347,526	2,390,331	2,308,920
State Street Moderate ETF Portfolio	5,111,246	5,335,055	5,320,005
T. Rowe Price Large Cap Value Portfolio	14,266,291	15,189,549	14,661,340
T. Rowe Price Mid Cap Growth Portfolio	8,734,534	9,727,514	9,488,780
TCW Core Fixed Income Portfolio	6,980,267	7,825,622	8,124,633
Victory Sycamore Mid Cap Value Portfolio	5,630,352	6,188,665	6,065,584
Western Asset Management Government Income Portfolio	2,320,451	2,571,105	2,771,783
Management Fee Waivers for the Trust I Portfolios
Contractual or voluntary management fee waivers applicable to a Trust I Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary management fee waivers for certain Portfolios is included below.
With respect to all of the Portfolios managed by T. Rowe Price Associates, Inc. (“TRPA”), including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, TRPA has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by TRPA for Trust I and Trust II in the aggregate exceed $750 million and (2) TRPA advises three or more portfolios of Trust I and Trust II in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by TRPA, including T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio, by the amount waived, if any, by TRPA pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by TRPA and the Adviser at any time.
The subadvisory fee waiver schedule for the period January 1 through December 31, 2025 was:
Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion
The following table shows the amounts of management fees waived by BIA for the following fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust I Portfolios	2025	2024	2023
AB Global Dynamic Allocation Portfolio	$125,000	$238,635	$269,596
AB International Bond Portfolio	—	—	—
Allspring Mid Cap Value Portfolio	215,139	242,651	247,917
American Funds® Balanced Allocation Portfolio	—	—	—
American Funds® Aggressive Allocation Portfolio	—	—	—
American Funds® Growth Portfolio	—	—	—
American Funds® Moderate Allocation Portfolio	—	—	—
BlackRock Global Tactical Strategies Portfolio	1,749,222	2,809,650	2,214,461

Trust I Portfolios	2025	2024	2023
BlackRock High Yield Portfolio	$257,382	$231,124	$194,416
Brighthouse Asset Allocation 100 Portfolio	—	—	—
Brighthouse Balanced Plus Portfolio	250,000	250,000	250,000
Brighthouse Small Cap Value Portfolio	271,915	93,742	101,525
Brighthouse/Artisan International Portfolio	40,418	78,656	80,488
Brighthouse/Eaton Vance Floating Rate Portfolio	5,633	15,992	19,788
Brighthouse/Franklin Low Duration Total Return Portfolio	451,834	583,614	624,386
Brighthouse/Templeton International Bond Portfolio	155,848	—	—
Brighthouse/Wellington Large Cap Research Portfolio	1,680,315	1,704,766	1,595,153
CBRE Global Real Estate Portfolio	350,000	349,998	351,204
Harris Oakmark International Portfolio	1,919,587	2,014,588	1,947,654
Invesco Balanced-Risk Allocation Portfolio	99,954	145,413	168,171
Invesco Comstock Portfolio	772,583	800,441	707,321
Invesco Global Equity Portfolio	1,535,331	1,623,589	1,504,728
Invesco Small Cap Growth Portfolio	807,272	816,831	806,483
JPMorgan Core Bond Portfolio	1,707,665	1,859,562	1,842,735
JPMorgan Global Active Allocation Portfolio	866,399	888,785	909,782
JPMorgan Small Cap Value Portfolio	317,215	366,906	376,823
Loomis Sayles Global Allocation Portfolio	50,000	50,000	50,000
Loomis Sayles Growth Portfolio	723,646	684,182	387,670
MetLife Multi-Index Targeted Risk Portfolio	131,258	12,431	—
MFS® Research International Portfolio	1,798,609	1,675,847	1,660,061
Morgan Stanley Discovery Portfolio	348,679	236,147	167,641
PanAgora Global Diversified Risk Portfolio	123,380	285,941	366,679
PIMCO Inflation Protected Bond Portfolio	131,020	153,018	167,191
PIMCO Total Return Portfolio	1,078,963	1,264,675	1,284,651
Schroders Global Multi-Asset Portfolio	90,131	180,638	42,466
State Street Emerging Markets Enhanced Index Portfolio	357,715	123,198	—
State Street Moderately Aggressive ETF Portfolio	—	—	—
State Street Moderate ETF Portfolio	—	—	—
T. Rowe Price Large Cap Value Portfolio	1,857,749	1,986,815	1,910,369
T. Rowe Price Mid Cap Growth Portfolio	1,422,890	1,412,764	1,371,838
TCW Core Fixed Income Portfolio	1,503,709	1,734,261	1,815,809
Victory Sycamore Mid Cap Value Portfolio	800,128	876,058	859,319
Western Asset Management Government Income Portfolio	238,532	244,697	250,031
Trust I’s Expenses and Expense Limitation Agreement
Each Trust I Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust I and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust I who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust I expenses are allocated among and charged to the assets of the Portfolios of Trust I on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.
BIA is currently not subject to any contractual expense limitation agreements with respect to the Trust I Portfolios.
Trust II’s Advisory Agreements
Pursuant to separate advisory agreements (the “Advisory Agreements”), BIA has agreed to manage the investment and reinvestment of assets of each Trust II Portfolio. BIA has delegated for each Trust II Portfolio (other than the Trust II Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below. BIA is responsible for overseeing the Trust II Portfolios’ subadvisers and for making recommendations to the Board of Trustees of Trust II relating to, as necessary, hiring and replacing subadvisers to the Portfolios.
For the Trust II Allocation Portfolios, BIA is responsible for determining the asset allocation range for the Portfolio and establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, BIA’s investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.
Advisory services are provided to the Trust II Portfolios subject to the supervision and direction of Trust II’s Trustees. Each Advisory Agreement also provides that the Adviser shall pay the expenses of Trust II relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform the Advisers’ obligations under the advisory agreements and supervise and oversee the administrative services provided to the Portfolios by the third-party administrator. BIA, and not the Trust II Portfolios, pays the fees of the Trust II Portfolios’ subadvisers.
Trust II pays the Adviser compensation at the annual percentage rates of the corresponding levels of that Trust II Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described below in the section entitled “Trust II’s Expenses and Expense Limitation Agreement” and described below in the section entitled “Advisory Fee Waivers for the Trust II Portfolios.” Each Trust II Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.
As compensation for the services it receives under the Advisory Agreements, Trust II pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:
Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Baillie Gifford International Stock Portfolio	0.860%	First $500 million
	0.800%	Next $500 million
	0.750%	Over $1 billion
BlackRock Bond Income Portfolio	0.400%	First $1 billion
	0.350%	Next $1 billion
	0.300%	Next $1 billion
	0.250%	Over $3 billion
BlackRock Capital Appreciation Portfolio	0.730%	First $1 billion
	0.650%	Over $1 billion
BlackRock Ultra-Short Term Bond Portfolio	0.350%	First $1 billion
	0.300%	Over $1 billion
Brighthouse/Artisan Mid Cap Value Portfolio	0.820%	First $1 billion
	0.780%	Over $1 billion
Brighthouse/Dimensional International Small Company Portfolio	0.850%	First $100 million
	0.800%	Over $100 million
Brighthouse/Wellington Balanced Portfolio	0.500%	First $500 million
	0.450%	Next $500 million
	0.400%	Over $1 billion
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.750%	First $1 billion
	0.700%	Next $2 billion
	0.650%	Over $3 billion
Brighthouse Asset Allocation 20 Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
Brighthouse Asset Allocation 40 Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Brighthouse Asset Allocation 60 Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
Brighthouse Asset Allocation 80 Portfolio	0.100%	First $500 million
	0.075%	Next $500 million
	0.050%	Over $1 billion
Frontier Mid Cap Growth Portfolio	0.750%	First $500 million
	0.700%	Next $500 million
	0.650%	Over $1 billion
Jennison Growth Portfolio	0.700%	First $200 million
	0.650%	Next $300 million
	0.600%	Next $1.5 billion
	0.550%	Over $2 billion
Loomis Sayles Small Cap Core Portfolio	0.900%	First $500 million
	0.850%	Over $500 million
Loomis Sayles Small Cap Growth Portfolio	0.900%	First $500 million
	0.850%	Over $500 million
MetLife Aggregate Bond Index Portfolio	0.250%	All Assets
MetLife Mid Cap Stock Index Portfolio	0.250%	All Assets
MetLife MSCI EAFE® Index Portfolio	0.300%	All Assets
MetLife Russell 2000® Index Portfolio	0.250%	All Assets
MetLife Stock Index Portfolio	0.250%	All Assets
MFS® Total Return Portfolio	0.600%	First $250 million
	0.550%	Next $500 million
	0.500%	Over $750 million
MFS® Value Portfolio	0.700%	First $250 million
	0.650%	Next $500 million
	0.600%	Over $750 million
Neuberger Berman Genesis Portfolio	0.850%	First $500 million
	0.800%	Next $500 million
	0.750%	Over $1 billion
T. Rowe Price Large Cap Growth Portfolio	0.650%	First $50 million
	0.600%	Over $50 million
T. Rowe Price Small Cap Growth Portfolio	0.550%	First $100 million
	0.500%	Next $300 million
	0.450%	Over $400 million
VanEck Global Natural Resources Portfolio	0.800%	First $250 million
	0.775%	Next $750 million
	0.750%	Over $1 billion
Western Asset Management Strategic Bond Opportunities Portfolio	0.650%	First $500 million
	0.550%	Over $500 million
Western Asset Management U.S. Government Portfolio	0.550%	First $500 million
	0.450%	Over $500 million

The following tables shows the amounts in advisory fees earned by BIA (before any waivers and/or reimbursements by BIA) for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust II Portfolios	2025	2024	2023
Baillie Gifford International Stock Portfolio	$11,002,069	$11,851,972	$11,977,893
BlackRock Bond Income Portfolio	9,152,834	9,865,684	9,921,521
BlackRock Capital Appreciation Portfolio	12,316,196	12,260,611	10,691,577
BlackRock Ultra-Short Term Bond Portfolio	2,696,532	2,763,525	3,269,400
Brighthouse Asset Allocation 20 Portfolio	313,735	352,804	389,299
Brighthouse Asset Allocation 40 Portfolio	1,969,560	2,126,818	2,218,259
Brighthouse Asset Allocation 60 Portfolio	4,768,792	5,069,597	5,061,559
Brighthouse Asset Allocation 80 Portfolio	4,419,736	4,588,637	4,461,813
Brighthouse/Artisan Mid Cap Value Portfolio	5,371,778	6,235,220	6,259,971
Brighthouse/Dimensional International Small Company Portfolio	3,821,817	4,142,645	4,169,437
Brighthouse/Wellington Balanced Portfolio	5,459,784	5,531,935	5,232,014
Brighthouse/Wellington Core Equity Opportunities Portfolio	20,488,453	22,158,775	21,899,704
Frontier Mid Cap Growth Portfolio	7,235,468	7,699,625	7,313,988
Jennison Growth Portfolio	17,150,715	17,233,241	14,883,718
Loomis Sayles Small Cap Core Portfolio	3,176,877	3,426,542	3,249,565
Loomis Sayles Small Cap Growth Portfolio	2,949,871	3,276,170	3,299,920
MetLife Aggregate Bond Index Portfolio	8,681,783	5,209,953	4,844,931
MetLife Mid Cap Stock Index Portfolio	2,936,609	2,682,193	2,471,966
MetLife MSCI EAFE® Index Portfolio	4,356,578	3,004,975	2,848,883
MetLife Russell 2000® Index Portfolio	2,403,338	2,201,500	2,038,247
MetLife Stock Index Portfolio	22,336,775	20,084,508	17,536,563
MFS® Total Return Portfolio	3,340,854	3,516,349	3,488,528
MFS® Value Portfolio	16,189,225	17,142,958	17,063,386
Neuberger Berman Genesis Portfolio	6,778,119	7,649,892	7,521,467
T. Rowe Price Large Cap Growth Portfolio	13,290,652	13,599,328	12,123,508
T. Rowe Price Small Cap Growth Portfolio	5,167,705	5,698,669	5,536,286
VanEck Global Natural Resources Portfolio	5,953,102	6,403,753	6,302,876
Western Asset Management Strategic Bond Opportunities Portfolio	10,969,422	12,291,506	12,569,327
Western Asset Management U.S. Government Portfolio	6,204,124	6,800,534	6,967,244
Advisory Fee Waivers for the Trust II Portfolios
Contractual or voluntary advisory fee waivers applicable to a Trust II Portfolio are generally described in the Prospectus for the relevant Portfolio. More information regarding voluntary advisory fee waivers for certain Portfolios is included below.
With respect to all of the Portfolios managed by TRPA, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, TRPA has agreed to a voluntary subadvisory fee waiver that applies if (1) assets under management by TRPA for Trust II and Trust I in the aggregate exceed $750 million and (2) TRPA advises three or more portfolios of Trust II and Trust I in the aggregate. The Adviser has voluntarily agreed to reduce its management fee for each of the Portfolios managed by TRPA, including T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio, by the amount waived, if any, by TRPA pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by TRPA and the Adviser at any time.
The subadvisory fee waiver schedule for the period January 1 through December 31, 2025 was:
Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion
The following table shows the amounts of advisory fees waived by BIA for the following fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.

Trust II Portfolios	2025	2024	2023
Baillie Gifford International Stock Portfolio	$1,545,414	$1,715,394	$1,740,579
BlackRock Bond Income Portfolio	412,264	352,859	348,207
BlackRock Capital Appreciation Portfolio	2,889,756	2,876,074	2,333,620
BlackRock Ultra-Short Term Bond Portfolio	192,609	197,395	223,935
Brighthouse Asset Allocation 20 Portfolio	—	—	—
Brighthouse Asset Allocation 40 Portfolio	—	—	—
Brighthouse Asset Allocation 60 Portfolio	—	—	—
Brighthouse Asset Allocation 80 Portfolio	—	—	—
Brighthouse/Artisan Mid Cap Value Portfolio	620,604	736,432	739,752
Brighthouse/Dimensional International Small Company Portfolio	757,216	817,371	822,394
Brighthouse/Wellington Balanced Portfolio	318,997	333,726	301,138
Brighthouse/Wellington Core Equity Opportunities Portfolio	4,383,893	4,732,966	4,647,248
Frontier Mid Cap Growth Portfolio	739,413	520,186	528,072
Jennison Growth Portfolio	2,298,286	2,310,289	1,968,541
Loomis Sayles Small Cap Core Portfolio	295,486	323,227	303,563
Loomis Sayles Small Cap Growth Portfolio	307,764	344,019	346,658
MetLife Aggregate Bond Index Portfolio	419,543	149,725	119,096
MetLife Mid Cap Stock Index Portfolio	42,464	32,295	25,075
MetLife MSCI EAFE® Index Portfolio	70,219	27,263	22,514
MetLife Russell 2000® Index Portfolio	23,252	19,256	15,765
MetLife Stock Index Portfolio	1,165,207	1,030,070	877,194
MFS® Total Return Portfolio	127,350	143,304	140,775
MFS® Value Portfolio	1,614,871	1,773,826	1,760,564
Neuberger Berman Genesis Portfolio	533,008	587,493	579,467
T. Rowe Price Large Cap Growth Portfolio	1,854,819	1,911,161	1,647,833
T. Rowe Price Small Cap Growth Portfolio	234,053	261,593	250,677
VanEck Global Natural Resources Portfolio	445,058	488,670	478,907
Western Asset Management Strategic Bond Opportunities Portfolio	852,487	1,007,939	1,045,817
Western Asset Management U.S. Government Portfolio	298,591	313,676	330,500
Trust II’s Expenses and Expense Limitation Agreement
Each Trust II Portfolio pays all expenses not borne by the Adviser or its subadviser, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for Trust II and its Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Trustees of Trust II who are not directors or trustees, officers or employees of the Adviser or its affiliates, other than affiliated registered investment companies. All general Trust II expenses are allocated among and charged to the assets of the Portfolios of Trust II on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.
Pursuant to an expense agreement relating to certain of the Portfolios, the Adviser has agreed, from May 1, 2026 through April 30, 2027 to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Portfolio set forth below, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay the Adviser in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. The current expense limits as a percentage of each class of a Portfolio’s average daily net assets are as follows:

Trust II Portfolio	Expense Limit Agreement
	Class A	Class B
Brighthouse Asset Allocation 20 Portfolio	0.10%	0.35%
These deferred expenses do not include portfolio brokerage commissions, which are not deducted from the Trust II Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.
The following table shows the amounts waived and/or reimbursed by BIA to the following Portfolio(s) for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust II Portfolio	2025	2024	2023
Brighthouse Asset Allocation 20 Portfolio	$201,546	$210,059	$196,436
Subadvisory Arrangements for Trust I and Trust II
The Adviser has delegated to certain subadvisers the responsibility for continuously providing an investment program for certain of the Trust I Portfolios and Trust II Portfolios.
It is anticipated that the current subadvisory agreements will terminate in connection with the Transaction. The Board has approved new subadvisory agreements that are expected take effect upon the termination of the current subadvisory agreements. The subadvisory agreements for MetLife Multi-Index Targeted Risk Portfolio, MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio (the “MIM Subadvised Portfolios”) are subject to approval by Portfolio shareholders. Shareholders of each Portfolio other than the MIM Subadvised Portfolios do not need to approve the new subadvisory agreements. The terms of the new subadvisory agreement for each Portfolio will have an initial term of one year and will be substantially identical to the terms of the corresponding current subadvisory agreement, including with respect to the services the subadviser is required to provide to the Portfolio and the fee rates paid to the subadviser by the Adviser.
The following table lists the relevant Portfolios and the corresponding subadviser for each such Portfolio.
Portfolio	Subadviser
AB Global Dynamic Allocation Portfolio*	AllianceBernstein L.P.
AB International Bond Portfolio*	AllianceBernstein L.P.
Allspring Mid Cap Value Portfolio*	Allspring Global Investments, LLC
Baillie Gifford International Stock Portfolio+	Baillie Gifford Overseas Limited
BlackRock Bond Income Portfolio+	BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio+	BlackRock Advisors, LLC
BlackRock Global Tactical Strategies Portfolio*	BlackRock Financial Management, Inc.
BlackRock High Yield Portfolio*	BlackRock Financial Management, Inc. and BlackRock International Limited (a)
BlackRock Ultra-Short Term Bond Portfolio+	BlackRock Advisors, LLC
Brighthouse/Artisan International Portfolio*	Artisan Partners Limited Partnership
Brighthouse/Artisan Mid Cap Value Portfolio+	Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company Portfolio+	Dimensional Fund Advisors LP
Brighthouse/Eaton Vance Floating Rate Portfolio*	Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return Portfolio*	Franklin Advisers, Inc.
Brighthouse/Templeton International Bond Portfolio*	Franklin Advisers, Inc.
Brighthouse/Wellington Balanced Portfolio+	Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities Portfolio+	Wellington Management Company LLP
Brighthouse/Wellington Large Cap Research Portfolio*	Wellington Management Company LLP
Brighthouse Balanced Plus (Overlay Portion) Portfolio*	Pacific Investment Management Company LLC
Brighthouse Small Cap Value Portfolio*	Allspring Global Investments, LLC
CBRE Global Real Estate Portfolio*	CBRE Investment Management Listed Real Assets LLC
Frontier Mid Cap Growth Portfolio+	Frontier Capital Management Company, LLC
Harris Oakmark International Portfolio*	Harris Associates L.P.
Invesco Balanced-Risk Allocation Portfolio*	Invesco Advisers, Inc.

Portfolio	Subadviser
Invesco Global Equity Portfolio*	Invesco Advisers, Inc.
Invesco Comstock Portfolio*	Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio*	Invesco Advisers, Inc.
Jennison Growth Portfolio+	Jennison Associates LLC
JPMorgan Core Bond Portfolio*	J.P. Morgan Investment Management Inc.
JPMorgan Global Active Allocation Portfolio*	J.P. Morgan Investment Management Inc.
JPMorgan Small Cap Value Portfolio*	J.P. Morgan Investment Management Inc.
Loomis Sayles Global Allocation Portfolio*	Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio*	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Core Portfolio+	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth Portfolio+	Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index Portfolio+	MetLife Investment Management, LLC
MetLife Mid Cap Stock Index Portfolio+	MetLife Investment Management, LLC
MetLife MSCI EAFE® Index Portfolio+	MetLife Investment Management, LLC
MetLife Multi-Index Targeted Risk (Overlay Portion) Portfolio*	MetLife Investment Management, LLC
MetLife Russell 2000® Index Portfolio+	MetLife Investment Management, LLC
MetLife Stock Index Portfolio+	MetLife Investment Management, LLC
MFS® Research International Portfolio*	Massachusetts Financial Services Company
MFS® Total Return Portfolio+	Massachusetts Financial Services Company
MFS® Value Portfolio+	Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio*	Morgan Stanley Investment Management Inc.
Neuberger Berman Genesis Portfolio+	Neuberger Berman Investment Advisers LLC
PanAgora Global Diversified Risk Portfolio*	PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond Portfolio*	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio*	Pacific Investment Management Company LLC
Schroders Global Multi-Asset Portfolio*	Schroder Investment Management North America Inc. and Schroder Investment Management North American Limited (b)
State Street Emerging Markets Enhanced Index Portfolio*	SSGA Funds Management, Inc.
State Street Moderately Aggressive ETF Portfolio*	SSGA Funds Management, Inc.
State Street Moderate ETF Portfolio*	SSGA Funds Management, Inc.
TCW Core Fixed Income Portfolio*	TCW Investment Management Company LLC
T. Rowe Price Large Cap Growth Portfolio+	T. Rowe Price Associates, Inc.
T. Rowe Price Large Cap Value Portfolio*	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio*	T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management, Inc.(c)
T. Rowe Price Small Cap Growth Portfolio+	T. Rowe Price Associates, Inc.
VanEck Global Natural Resources Portfolio+	Van Eck Associates Corporation
Victory Sycamore Mid Cap Value Portfolio*	Victory Capital Management Inc.
Western Asset Management Government Income Portfolio*	Western Asset Management Company, LLC
Western Asset Management Strategic Bond Opportunities Portfolio+	Western Asset Management Company, LLC, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.(d)
Western Asset Management U.S. Government Portfolio+	Western Asset Management Company, LLC

*
Denotes Trust I Portfolio
+
Denotes Trust II Portfolio
(a)
BlackRock Financial Management, Inc. (“BFM”) serves as subadviser to the Portfolio and BlackRock International Limited (“BIL”) serves as sub-subadviser to the Portfolio. Unless otherwise noted in this SAI, BFM and BIL are collectively referred to as the Portfolio’s “subadviser."
(b)
Schroder Investment Management North America Inc. (“SIMNA Inc.”) serves as subadviser to the Portfolio and Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as sub-subadviser to the Portfolio. Unless otherwise noted in this SAI, SIMNA Inc. and SIMNA Ltd. are collectively referred to as the Portfolio’s “subadviser."
(c)
TRPA serves as subadviser to the Portfolio and T. Rowe Price Investment Management, Inc. (“TRPIM”) serves as sub-subadviser to the Portfolio. Unless otherwise noted in this SAI, TRPA and TRPIM are collectively referred to as the Portfolio’s “subadviser.”

(d)
Western Asset Management Company, LLC (“WAM”) serves as subadviser to the Portfolio. WAM may delegate certain responsibilities to its affiliates Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Pte.”). Unless otherwise noted in this SAI, WAM, Western Asset Limited and Western Asset Pte. are collectively referred to as the Portfolio’s “subadviser."
Ownership Information for the Subadvisers to Trust I and Trust II
AllianceBernstein L.P. (“AllianceBernstein”) is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein’s principal place of business is located at 501 Commerce Street, Nashville, Tennessee 37203.
Allspring Global Investments, LLC (“Allspring Investments”) is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Artisan Partners Limited Partnership (“Artisan Partners”) was organized in 1994. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202.
Baillie Gifford Overseas Limited (“Baillie Gifford”) is a wholly-owned subsidiary of Baillie Gifford & Co., which is controlled by its partners working within the firm. Both Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority. The principal address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.
BlackRock Advisors, LLC, located at 50 Hudson Yards, New York, New York 10001, is an indirect majority-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.
BFM, located at 50 Hudson Yards, New York, New York 10001, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom EH3 8BL, is also an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services.
CBRE Investment Management Listed Real Assets LLC (“CBRE IM”) is a Delaware limited liability company whose earliest predecessor firm was founded in 1969. CBRE IM is a majority-owned subsidiary of CBRE Group, Inc. CBRE IM’s principal address is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087. CBRE IM is in the business of providing investment management services to institutional client accounts.
Dimensional Fund Advisors LP (“Dimensional”) was originally organized as “Dimensional Fund Advisors Inc.,” a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is controlled and operated by Dimensional Holdings, Inc., a Delaware corporation. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 6300 Bee Cave Road, Building One, Austin, Texas, 78746.
Eaton Vance Management (“Eaton Vance”) is an indirect wholly-owned subsidiary of Morgan Stanley. Eaton Vance is located at One Post Office Square, Boston, Massachusetts 02109.
Franklin Advisers, Inc. (“Franklin Advisers”) is a California corporation located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization.
Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

Harris Associates L.P. (“Harris”) is a Delaware limited partnership managed by Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC (“Natixis LLC”), an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.
Invesco Advisers, Inc. (“Invesco”) as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address for Invesco is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.
J.P. Morgan Investment Management Inc. (“JPMIM”) is a Delaware corporation located at 383 Madison Avenue, New York, New York 10179. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.
Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.) (“Jennison”) was founded in 1969. Jennison, located at 55 East 52nd Street, New York, New York 10055, provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of PGIM, Inc., which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. The principal address for Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.
Massachusetts Financial Services Company (“MFS”) and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). The principal address for MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.
MetLife Investment Management, LLC (“MIM”) is located at One MetLife Way, Whippany, New Jersey 07981 and is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. Prior to July 1, 2019, MIM was named MetLife Investment Advisors, LLC. MIM is an affiliated person of the MetLife Insurance Companies (as defined below), some or all of which may be an affiliated person of a Portfolio through ownership of 5% or more of a Portfolio’s shares. See “Control Persons and Principal Holders of the Shares of Trust I” and “Control Persons and Principal Holders of the Shares of Trust II” under the section “Description of the Trusts.”
Morgan Stanley Investment Management, Inc. (“MSIM”), is located at 1585 Broadway, New York, New York 10036. MSIM is a Delaware corporation and is a wholly-owned subsidiary of Morgan Stanley.
Neuberger Berman Investment Advisers LLC, (“NBIA”), located at 1290 Avenue of the Americas, New York, New York 10104, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. NBIA is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by NBIA employees.

Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick. The principal address for PIMCO is 650 Newport Center Drive, Newport Beach, California 92660.
PanAgora Asset Management, Inc. (“PanAgora”) is a Delaware corporation located at One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was founded in 1985 and incorporated in 1989. All voting interests in PanAgora are owned by Great-West Lifeco Inc. (“GWL”), indirectly through its subsidiaries, including Empower. In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned, in the aggregate, by PanAgora employees. Power Corporation of Canada, indirectly through its subsidiaries, owns a majority of GWL’s voting interests.
SSGA Funds Management, Inc. (“SSGA FM”) is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and certain other affiliates of State Street Corporation make up State Street IM, the investment management arm of State Street Corporation. The principal address for SSGA FM is One Congress Street, Boston, Massachusetts 02114.
Each of SIMNA Inc. and SIMNA Ltd., through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders plc, SIMNA Inc.’s and SIMNA Ltd.’s ultimate parent, is a global asset management company. SIMNA Inc. is located at 7 Bryant Park, New York, New York 10018. SIMNA Ltd. is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU.
TCW Investment Management Company LLC was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”) and is headquartered at 515 South Flower Street, Los Angeles, California 90071. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.
TRPA, located at 1307 Point Street Baltimore, Maryland 21231, is a Maryland corporation dating back to 1937. TRPA is a wholly-owned subsidiary of T. Rowe Price Group, Inc. TRPIM, located at 1307 Point Street Baltimore, Maryland 21231, is a Maryland corporation that was formed in 2021. TRPIM is a wholly-owned subsidiary of TRPA.
Van Eck Associates Corporation (“VanEck”) is a Delaware corporation located at 666 Third Avenue, 9th Floor, New York, New York 10017. VanEck is a private company wholly owned by members of the van Eck family.
Victory Capital Management Inc. (“Victory Capital”) is a New York corporation, located at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. Victory Capital operates as a diversified global asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for managing the Victory Sycamore Mid Cap Value Portfolio.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
WAM is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization. The principal address for WAM is 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly-owned subsidiary of Franklin Resources. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN. Western Asset Pte., which acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly-owned subsidiary of Franklin Resources. The address of Western Asset Pte. is 1 George Street, #23-01, Singapore 049145.
Trust I’s Subadvisory Agreements
As noted above, BIA has delegated for certain Trust I Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a subadvisory agreement (“Subadvisory Agreement”) with the Adviser, each subadviser to a Trust I Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust I Portfolio’s average daily net assets. The Trust I Portfolios are not responsible for the fees paid to the subadvisers.
Subject to BFM’s ongoing oversight, BFM has delegated to BIL certain of BFM’s portfolio management responsibilities with respect to BlackRock High Yield Portfolio. Pursuant to a sub-subadvisory agreement (the “BlackRock Sub-Subadvisory Agreement”) with the Adviser, BFM and BIL, BFM pays BIL a fee for these services. BlackRock High Yield Portfolio is not responsible for the fees paid to BIL.
Subject to SIMNA Inc.'s ongoing oversight, SIMNA Inc. has delegated to SIMNA Ltd. certain of SIMNA Inc.'s portfolio management responsibilities with respect to Schroders Global Multi-Asset Portfolio. Pursuant to a sub-subadvisory agreement (the “Schroders Sub-Subadvisory Agreement”) with the Adviser, SIMNA Inc. and SIMNA Ltd., SIMNA Inc. pays SIMNA Ltd. a fee for these services. Schroders Global Multi-Asset Portfolio is not responsible for the fees paid to SIMNA Ltd.
Subject to TRPA’s ongoing oversight, TRPA has delegated to TRPIM all of TRPA’s portfolio management responsibilities, including portfolio securities voting obligations, with respect to T. Rowe Price Mid Cap Growth Portfolio. Pursuant to a sub-subadvisory agreement (the “TRP Sub-Subadvisory Agreement” and collectively with the BlackRock Sub-Subadvisory Agreement and the Schroders Sub-Subadvisory Agreement, the “Sub-Subadvisory Agreements”) with the Adviser, TRPA and TRPIM, TRPA pays TRPIM a fee for these services. T. Rowe Price Mid Cap Growth Portfolio is not responsible for the fees paid to TRPIM.
Each Subadvisory Agreement and each Sub-Subadvisory Agreement will continue in force for an initial term of one year, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees of Trust I by votes cast in person at a meeting called for the purpose of voting on such approval.
Each Subadvisory Agreement, the BlackRock Sub-Subadvisory Agreement and the TRP Sub-Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates (or if the Subadvisory Agreement with respect to the related Portfolio terminates in the case of a Sub-Subadvisory Agreement), and that it may be terminated as to a Portfolio without penalty (i) by the Adviser (or by the Portfolio’s subadviser in the case of a Sub-Subadvisory Agreement), by the Trustees of Trust I or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the subadviser (or to the sub-subadviser in the case of a Sub-Subadvisory Agreement), or (ii) by the subadviser (or by the sub-subadviser in the case of a Sub-Subadvisory Agreement) on not less than 90 days’ prior written notice to the Adviser (and to the Portfolio’s subadviser in the case of a Sub-Subadvisory Agreement), or (iii) upon such shorter notice as may be mutually agreed upon.
The Schroders Sub-Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to Schroders Global Multi-Asset Portfolio terminates, and that it may be terminated without penalty (i) by SIMNA Inc. (a) upon not less than 90 days' written notice to SIMNA Ltd. and the Adviser, or upon such shorter notice as may mutually be agreed upon, or (b) upon material breach by SIMNA Ltd. of the Schroders Sub-Subadvisory Agreement (if not cured within 20 days); (ii) by SIMNA Ltd. (a) upon not less than 90 days' written notice to SIMNA Inc. and the Adviser or upon such shorter notice as may be mutually agreed upon, or (b) upon material breach by the Adviser or SIMNA Inc. of the Schroders Sub-Subadvisory Agreement (if not cured within 20 days); and (iii) by the Adviser, the Trustees of Trust I or by vote of a majority of the outstanding securities of Schroders Global Multi-Asset Portfolio (a) upon not less than 60 days' written notice to SIMNA Inc. and SIMNA Ltd., or upon such shorter notice as may be mutually agreed upon, or (b) upon material breach by SIMNA Inc. or SIMNA Ltd. of the Schroders Sub-Subadvisory Agreement (if not cured within 20 days).

Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust I or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the subadviser. To the extent a subadviser has delegated any of its portfolio management responsibilities to a sub-subadviser, the Subadvisory Agreement generally provides that the subadviser is liable for any acts or omissions of the sub-subadviser to the same extent as if such acts or omissions were committed by the subadviser itself.
Trust I relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust I without obtaining shareholder approval. The Trustees of Trust I must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust I must comply with certain other conditions set forth in the order. The exemptive order also permits Trust I to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust I. Trust I will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.
If required by law, and subject to the exemptive order obtained by Trust I and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust I Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust I or (ii) the Adviser or the applicable Trust I Portfolio’s subadviser.
In accordance with a separate exemptive order that the Trusts and the Adviser have obtained from the SEC, the Board of Trustees of the Trusts may approve a new subadvisory agreement or a material amendment to an existing subadvisory agreement or a material amendment to an existing subadvisory agreement at a meeting of the Board of Trustees that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
The Trust I Portfolios’ Subadvisory Fee Schedules
As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust I Portfolio’s average daily net assets:
Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
AB Global Dynamic Allocation Portfolio	0.400%	First $250 million
	0.350%	Next $250 million
	0.300%	Next $1.5 billion
	0.280%	Next $1.5 billion
	0.270%	Next $1.5 billion
	0.260%	Over $5 billion
AB International Bond Portfolio	0.220%	First $500 million
	0.200%	Next $500 million
	0.180%	Next $500 million
	0.160%	Over $1.5 billion
Allspring Mid Cap Value Portfolio	0.400%	First $100 million
	0.350%	Next $400 million
	0.300%	Over $500 million
BlackRock Global Tactical Strategies Portfolio(a)	0.320%	First $1.5 billion
	0.300%	Next $1.5 billion
	0.250%	Next $2 billion
	0.220%	Over $5 billion
BlackRock High Yield Portfolio*	0.350%	First $500 million
	0.300%	Over $500 million
Brighthouse/Artisan International Portfolio	0.450%	First $750 million
	0.400%	Over $750 million

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Brighthouse/Eaton Vance Floating Rate Portfolio(b)	0.300%	First $250 million
	0.250%	Over $250 million
Brighthouse/Franklin Low Duration Total Return Portfolio(c)	0.180%	First $150 million
	0.150%	Next $350 million
	0.100%	Next $500 million
	0.080%	Over $1 billion
Brighthouse/Templeton International Bond Portfolio(d)	0.260%	First $500 million
	0.240%	Next $500 million
	0.220%	Over $1 billion
Brighthouse/Wellington Large Cap Research Portfolio	0.280%	First $500 million
	0.255%	Next $500 million
	0.230%	Next $1 billion
	0.220%	Over $2 billion
Brighthouse Balanced Plus Portfolio (Overlay Portion)	0.375%	First $1 billion
	0.350%	Next $1.5 billion
	0.325%	Next $2.5 billion
	0.300%	Over $5 billion
Brighthouse Small Cap Value Portfolio(e)	0.500%	First $250 million
	0.425%	Next $250 million
	0.400%	Next $200 million
	0.380%	Over $700 million
CBRE Global Real Estate Portfolio	0.350%	First $250 million
	0.300%	Next $750 million
	0.250%	Over $1 billion
Harris Oakmark International Portfolio(f)	If assets are under $50 million:
	0.650%	on all assets
If assets are over $50 million and equal to or less than $100 million:
	0.600%	on all assets
If assets are over $100 million and equal to or less than $500 million:
	0.500%	on all assets
If assets are over $500 million and equal to or less than $1 billion:
	0.475%	on all assets
If assets are over $1 billion:
	0.400%	on all assets
Invesco Balanced-Risk Allocation Portfolio(g)	0.375%	First $250 million
	0.350%	Next $500 million
	0.325%	Next $250 million
	0.300%	Over $1 billion
Invesco Comstock Portfolio(g)(h)	0.350%	First $500 million
	0.300%	Next $500 million
	0.250%	Next $1 billion
	0.225%	Over $2 billion

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Invesco Global Equity Portfolio(g)	0.300%	First $100 million
	0.260%	Next $200 million
	0.230%	Over $300 million
Invesco Small Cap Growth Portfolio(g)(i)	0.450%	First $200 million
	0.425%	Next $200 million
	0.400%	Over $400 million
JPMorgan Core Bond Portfolio	0.110%	All Assets
JPMorgan Global Active Allocation Portfolio	0.375%	First $1 billion
	0.350%	Next $2 billion
	0.325%	Next $2 billion
	0.300%	Over $5 billion
JPMorgan Small Cap Value Portfolio	0.500%	First $50 million
	0.400%	Over $50 million
Loomis Sayles Global Allocation Portfolio	0.430%	First $250 million
	0.400%	Next $250 million
	0.350%	Next $1 billion
	0.300%	Over $1.5 billion
Loomis Sayles Growth Portfolio(j)	0.250%	All assets
MetLife Multi-Index Targeted Risk Portfolio (Overlay Portion)(k)	0.200%	First $250 million
	0.185%	Next $250 million
	0.150%	Next $500 million
	0.140%	Over $1 billion
MFS® Research International Portfolio(l)	0.275%	First $1 billion
	0.250%	Next $500 million
	0.225%	Over $1.5 billion
Morgan Stanley Discovery Portfolio	0.400%	First $500 million
	0.350%	Next $350 million
	0.300%	Over $850 million
PanAgora Global Diversified Risk Portfolio	0.350%	First $250 million
	0.340%	Next $500 million
	0.330%	Next $250 million
	0.290%	Next $500 million
	0.260%	Over $1.5 billion
PIMCO Inflation Protected Bond Portfolio(m)	0.250%	First $1 billion
	0.200%	Next $1 billion
	0.175%	Over $2 billion
PIMCO Total Return Portfolio(m)	0.250%	First $1 billion
	0.200%	Next $2 billion
	0.175%	Over $3 billion
Schroders Global Multi-Asset Portfolio*(n)	0.355%	First $250 million
	0.325%	Next $500 million
	0.295%	Next $500 million
	0.280%	Next $500 million
	0.250%	Over $1.75 billion

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
State Street Emerging Markets Enhanced Index Portfolio(o)	0.250%	First $250 million
	0.200%	Next $250 million
	0.150%	Next $250 million
	0.120%	Over $750 million
State Street Moderately Aggressive ETF Portfolio	0.080%	First $500 million
	0.050%	Over $500 million
State Street Moderate ETF Portfolio	0.080%	First $500 million
	0.050%	Over $500 million
TCW Core Fixed Income Portfolio	0.180%	First $500 million
	0.100%	Next $1.5 billion
	0.050%	Over $2 billion
T. Rowe Price Large Cap Value Portfolio(p)	If assets are under $100 million:
	0.475%	First $50 million
	0.425%	Next $50 million
If assets are $100 million to below $200 million:
	0.375%	on all assets
If assets are $200 million to below $500 million:
	0.325%	on all assets
If assets are $500 million to below $1 billion:
	0.300%	on first $500 million
	0.275%	on next $500 million
If assets are $1 billion to below $1.5 billion:
	0.275%	on all assets
If assets are $1.5 billion to below $2 billion:
	0.250%	on all assets
If assets are $2 billion to below $3 billion:
	0.245%	on all assets
If assets are $3 billion to below $4 billion:
	0.240%	on all assets
If assets are $4 billion to below $5.5 billion:
	0.230%	on all assets
If assets are $5.5 billion to below $7.5 billion:
	0.225%	on all assets
If assets are $7.5 billion or above:
	0.220%	on all assets
T. Rowe Price Mid Cap Growth Portfolio**(q)	0.410%	All assets
Victory Sycamore Mid Cap Value Portfolio	0.340%	First $200 million
	0.320%	Next $200 million
	0.290%	Over $400 million

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Western Asset Management Government Income Portfolio(r)	0.220%	First $100 million
	0.125%	Next $400 million
	0.100%	Next $500 million
	0.090%	Next $1 billion
	0.070%	Over $2 billion

*
The Portfolio’s subadviser pays the Portfolio’s sub-subadviser a fee based on the Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to the Portfolio’s sub-subadviser.
**
TRPA pays TRPIM an investment management fee, if any, up to, but not more than 60% of the management fee paid to TRPA under its subadvisory agreement with T. Rowe Price Mid Cap Growth Portfolio.
(a)
Prior to January 1, 2024, the subadvisory fee rate for BlackRock Global Tactical Strategies Portfolio was at the annual rate of 0.320% of the first $2.5 billion of the Portfolio’s average daily net assets, 0.300% of the next $2 billion, 0.250% of the next $2 billion, and 0.220% of such assets over $6.5 billion.
(b)
Prior to March 1, 2026, the subadvisory fee rate for Brighthouse/Eaton Vance Floating Rate Portfolio was at an annual rate of 0.300% of the first $500 million of the Portfolio’s average daily net assets and 0.280% of such assets over $500 million.
(c)
For purposes of determining the annual subadvisory fee rate, the assets of Brighthouse/Franklin Low Duration Total Return Portfolio are aggregated with the assets of Brighthouse/Templeton International Bond Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Brighthouse/Franklin Low Duration Total Return Portfolio to determine the annual subadvisory fee rate.
(d)
Prior to January 1, 2025, the subadvisory fee rate for Brighthouse/Templeton International Bond Portfolio was at the annual rate of 0.300% of the first $1 billion of the Portfolio’s average daily net assets and 0.280% of such assets over $1 billion.
(e)
Effective March 1, 2025, the Adviser terminated Delaware Investments Fund Advisers (“DIFA”) as subadviser to the Brighthouse Small Cap Value Portfolio and reallocated the assets managed by DIFA to Allspring Investments, an existing subadviser to the Portfolio. Prior to March 1, 2025, the subadvisory fee rate for the portion of the Portfolio managed by Allspring Investments was at the annual rate of 0.500% of the first $250 million of the Portfolio’s average daily net assets, 0.425% of the next $250 million and 0.400% of such assets over $500 million.
(f)
Prior to March 1, 2023, the subadvisory fee rate for Harris Oakmark International Portfolio was at the annual rate of 0.650% of the first $50 million of the Portfolio’s average daily net assets, 0.600% of the next $50 million, 0.500% of the next $400 million, 0.475% of the next $500 million and 0.400% of such assets over $1 billion.
(g)
For the purpose of calculating the subadvisory fee for the Portfolios for which BIA allocates investment advisory services to the subadviser, which currently include Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Small Cap Growth Portfolio, and Invesco Global Equity Portfolio (collectively, with the intent to include any portfolios for which BIA allocates investment advisory services to the subadviser at any given point in time, the “Invesco Subadvised Portfolios”), the subadviser applies the following fee discount to the fee computed under the schedule above based on the average daily aggregate net assets of the Invesco Subadvised Portfolios when the amount of aggregate assets in the Invesco Subadvised Portfolios is $2.5 billion or higher: 1.5% fee reduction for assets between $0 billion and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5.0% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, and 10% fee reduction for assets greater than $10 billion. When the amount of aggregate assets in the Invesco Subadvised Portfolios is less than $2.5 billion, the foregoing fee discount does not apply.
(h)
Prior to March 1, 2023, the subadvisory fee rate for Invesco Comstock Portfolio was at the annual rate of 0.400% of the first $250 million of the Portfolio’s average daily net assets, 0.375% of the next $250 million of such assets, 0.350% of the next $500 million of such assets, 0.250% of the next $1 billion of such assets, and 0.225% of such assets over $2 billion.
(i)
Prior to December 1, 2025, the subadvisory fee rate for Invesco Small Cap Growth Portfolio was at the annual rate of 0.500% of the first $1 billion of the Portfolio’s average daily net assets and 0.450% of such assets over $1 billion.
(j)
Prior to February 1, 2024 the subadvisory fee rate for Loomis Sayles Growth Portfolio was at the annual rate of 0.265% of the Portfolio’s average daily net assets.
(k)
Prior to December 1, 2024, the subadvisory fee rate for MetLife Multi-Index Targeted Risk Portfolio was at the annual rate of 0.200% of the first $250 million of the Portfolio’s average daily net assets, 0.185% of the next $250 million, 0.170% of the next $500 million and 0.150% of such assets over $1 billion.
(l)
Prior to November 1, 2025, the subadvisory fee rate for MFS® Research International Portfolio was at the annual rate of 0.345% of the first $2.5 billion of the Portfolio’s average daily net assets and 0.325% of such assets over $2.5 billion.
(m)
PIMCO will waive a portion of its subadvisory fees based on the total assets and number of portfolios subadvised by PIMCO. If PIMCO is subadvising three or more 1940 Act portfolios and managing $4.5 billion or more in assets for the Adviser, PIMCO will calculate a quarterly blended discount and apply the discount to the subadvisory fee amounts for PIMCO Total

Return Portfolio and PIMCO Inflation Protected Bond Portfolio. The discount chart that PIMCO has agreed to is: 2.5% discount factor on the first $2.5 billion of combined PIMCO Total Return and PIMCO Inflation Protected Bond assets under management, 5.0% on the next $2.5 billion, 7.5% on the next $2.5 billion and 10.0% on such assets over $7.5 billion.
(n)
Prior to January 1, 2024, the subadvisory fee rate for Schroders Global Multi-Asset Portfolio was at the annual rate of 0.370% of the first $250 million of the Portfolio’s average daily net assets, 0.340% of the next $500 million, 0.310% of the next $500 million, 0.280% of the next $500 million, and 0.250% of such assets over $1.75 billion.
(o)
Prior to August 19, 2024, the annual subadvisory fee rate for State Street Emerging Markets Enhanced Index Portfolio was at the annual rate of 0.250% for the first $250 million of the Portfolio’s average daily net assets, 0.200% of the next $250 million of such assets and 0.150% of such assets over $500 million.
(p)
With respect to T. Rowe Price Large Cap Value Portfolio, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the fee schedules that takes effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million, $1 billion, $1.5 billion, $2 billion, $3 billion, $4 billion, $5.5 billion, or $7.5 billion. A credit will apply at an asset range between approximately $82.3 million and $100 million, $173.3 million and $200 million, $461.5 million and $500 million, $954.5 million and $1 billion, $1.363 billion and $1.5 billion, $1.96 billion and $2 billion, $2.94 billion and $3 billion, $3.83 billion and $4 billion, $5.38 billion and $5.5 billion, and $7.33 billion and $7.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the fee schedule of 0.375% for all average net assets would be triggered, (b) fall below a threshold of approximately $82.3 million, where the tiered fee schedule as presented above would be fully re-applied, (c) exceed $200 million, when the fee schedule of 0.325% for all average net assets would be triggered, (d) fall below a threshold of $173.3 million, where the flat 0.375% fee schedule would be fully re-applied, (e) exceed $500 million, when the fee schedule of 0.300% for all average net assets would be triggered, (f) fall below a threshold of approximately $461.5 million, where the flat 0.325% fee schedule would be fully re-applied, (g) exceed $1 billion, when the fee schedule of 0.275% for all average net assets would be triggered, (h) fall below a threshold of approximately $954.5 million, where the tiered fee schedule as presented above would be fully re-applied, (i) exceed $1.5 billion, when the fee schedule of 0.250% for all average net assets would be triggered, (j) fall below a threshold of approximately $1.363 billion, where the flat 0.275% fee schedule would be fully re-applied, (k) exceed $2 billion, when the fee schedule of 0.245% for all average net assets would be triggered, (l) fall below a threshold of approximately $1.96 billion, where the flat fee schedule as presented above would be fully re-applied, (m) exceed $3 billion, when the fee schedule of 0.240% for all average net assets would be triggered, (n) fall below a threshold of approximately $2.94 billion, where the flat fee schedule as presented above would be fully re-applied, (o) exceed $4 billion, when the fee schedule of 0.230% for all average net assets would be triggered, (p) fall below a threshold of approximately $3.83 billion, where the flat fee schedule as presented above would be fully re-applied, (q) exceed $5.5 billion, when the fee schedule of 0.225% for all average net assets would be triggered, (r) fall below a threshold of approximately $5.38 billion, where the flat fee schedule as presented above would be fully re-applied, (s) exceed $7.5 billion, when the fee schedule of 0.220% for all average net assets would be triggered, or (t) fall below a threshold of approximately $7.33 billion, where the flat fee schedule as presented above would be fully re-applied.
(q)
Prior to January 1, 2025, the subadvisory fee rate for T. Rowe Price Mid Cap Growth Portfolio was, if assets were below $1 billion, 0.500% on the first $1 billion of the Portfolio’s average daily net assets and if assets were $1 billion or above, 0.425% on all such assets.
(r)
For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management Government Income Portfolio are aggregated with the assets of Western Asset Management U.S. Government Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management Government Income Portfolio to determine the annual subadvisory fee rate.
Subadvisory Fees Paid to the Trust I Portfolios’ Subadviser
The following table shows the fees paid with respect to the Trust I Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust I Portfolios	2025	2024	2023
AB Global Dynamic Allocation Portfolio	$5,592,400	$7,918,080	$8,399,344
AB International Bond Portfolio	927,166	1,121,406	1,189,119
Allspring Mid Cap Value Portfolio	1,118,470	1,311,055	1,347,918
BlackRock Global Tactical Strategies Portfolio	8,993,268	11,822,427	13,186,065
BlackRock High Yield Portfolio	3,294,290*	3,136,746*	2,916,494
Brighthouse Balanced Plus Portfolio	5,332,249	7,856,748	8,356,212
Brighthouse Small Cap Value Portfolio	3,311,988	4,093,022	4,224,675
Brighthouse/Artisan International Portfolio	3,697,298	4,004,249	4,018,900
Brighthouse/Eaton Vance Floating Rate Portfolio	1,578,673	1,723,889	1,777,034
Brighthouse/Franklin Low Duration Total Return Portfolio	778,866	860,596	873,514

Trust I Portfolios	2025	2024	2023
Brighthouse/Templeton International Bond Portfolio	$1,013,011	$1,554,727	$1,734,499
Brighthouse/Wellington Large Cap Research Portfolio	5,125,862	5,118,665	4,653,899
CBRE Global Real Estate Portfolio	2,696,595	2,919,427	2,966,323
Harris Oakmark International Portfolio	8,237,799	8,744,470	9,411,234
Invesco Balanced-Risk Allocation Portfolio	2,467,785	3,526,691	3,791,970
Invesco Comstock Portfolio	5,306,724	5,460,040	5,353,503
Invesco Global Equity Portfolio	2,615,010	2,751,844	2,556,528
Invesco Small Cap Growth Portfolio	3,964,332	4,499,679	4,429,286
JPMorgan Core Bond Portfolio	1,341,737	1,461,084	1,447,863
JPMorgan Global Active Allocation Portfolio	5,089,790	5,246,495	5,393,477
JPMorgan Small Cap Value Portfolio	1,318,861	1,517,626	1,557,291
Loomis Sayles Global Allocation Portfolio	1,548,082	1,622,054	1,555,374
Loomis Sayles Growth Portfolio	7,775,406	7,825,164	7,521,190
MetLife Multi-Index Targeted Risk Portfolio	2,150,105	807,513	622,027
MFS® Research International Portfolio	4,641,542	5,180,314	5,081,294
Morgan Stanley Discovery Portfolio	4,717,073	4,041,880	3,629,146
PanAgora Global Diversified Risk Portfolio	4,078,063	5,681,349	6,258,424
PIMCO Inflation Protected Bond Portfolio	3,317,187	3,590,295	3,833,076
PIMCO Total Return Portfolio	7,239,622	7,699,794	7,729,714
Schroders Global Multi-Asset Portfolio*	2,027,831	3,299,946	3,519,136
State Street Emerging Markets Enhanced Index Portfolio	1,549,942	811,806	843,004
State Street Moderately Aggressive ETF Portfolio	516,254	523,389	509,820
State Street Moderate ETF Portfolio	976,874	1,014,176	1,011,667
T. Rowe Price Large Cap Value Portfolio	5,650,817	6,007,685	5,806,118
T. Rowe Price Mid Cap Growth Portfolio*	4,400,131	5,072,245	4,954,016
TCW Core Fixed Income Portfolio	1,669,140	1,822,840	1,877,206
Victory Sycamore Mid Cap Value Portfolio	2,668,083	2,927,141	2,870,031
Western Asset Management Government Income Portfolio	551,084	608,079	652,916

*
Reflects amounts paid by the Adviser to the Portfolio’s subadviser, a portion of which the subadviser paid to the Portfolio’s sub-subadviser.
Trust II’s Subadvisory Agreements
As noted above, BIA has delegated for certain Trust II Portfolios responsibility for making day-to-day investment decisions for the Portfolios to subadvisers. Pursuant to a Subadvisory Agreement with the Adviser, each subadviser to a Trust II Portfolio develops a plan for investing the assets of the Portfolio, selects the assets to be purchased and sold by the Portfolio, selects the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. For these services, BIA pays each subadviser a fee based on the applicable Trust II Portfolio’s average daily net assets. The Trust II Portfolios are not responsible for the fees paid to the subadvisers.
Subject to WAM’s ongoing oversight, with respect to Western Asset Management Strategic Bond Opportunities Portfolio, WAM has delegated to Western Asset Limited certain of WAM’s responsibilities with respect to the Portfolio’s transactions in foreign currencies and debt securities denominated in foreign currencies, and has delegated to Western Asset Pte. certain of WAM’s responsibilities with respect to the Portfolio’s investments with exposure to China. Pursuant to the Subadvisory Agreement with the Adviser, WAM, Western Asset Limited and Western Asset Pte., WAM pays each of Western Asset Limited and Western Asset Pte. a fee for these services. Western Asset Management Strategic Bond Opportunities Portfolio is not responsible for the fees paid to Western Asset Limited or Western Asset Pte.
Each Subadvisory Agreement with respect to the Trust II Portfolios provides that it will continue in effect after an initial term of one year only if it is approved at least annually thereafter (i) by the Board of Trustees of Trust II, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those trustees who are not interested persons of Trust II or the Adviser or applicable Portfolio’s subadviser, cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned, except as otherwise provided by any rule of, or action by, the SEC, or if the Advisory Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of Trust II or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the subadviser or by the subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.
Each Subadvisory Agreement provides that the relevant subadviser shall not be subject to any liability to Trust II or the Adviser in connection with the performance of its portfolio management services thereunder in the absence of willful misconduct, bad faith, reckless disregard or gross negligence of its obligations and duties under the Subadvisory Agreement. With respect to Western Asset Management Strategic Bond Opportunities Portfolio, the Subadvisory Agreement provides that WAM is liable for any acts or omissions of Western Asset Limited and Western Asset Pte. as if such acts or omissions were commited by WAM itself.
Trust II relies on an exemptive order from the SEC that permits BIA to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of BIA or Trust II without obtaining shareholder approval. The Trustees of Trust II must approve any new subadvisory agreements entered into in reliance on the exemptive order, and Trust II must comply with certain other conditions set forth in the order. The exemptive order also permits Trust II to continue to employ an existing unaffiliated subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of Trust II. Trust II will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.
If required by law, and subject to the exemptive order obtained by Trust II and BIA, any amendment to a subadvisory agreement or any new subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Trust II Portfolio and by vote of a majority of the Trustees who are not interested persons of (i) Trust II or (ii) the Adviser or applicable Trust II Portfolio’s subadviser.
In accordance with a separate exemptive order that the Trusts and the Adviser have obtained from the SEC, the Board of Trustees of the Trusts may approve a new subadvisory agreement or a material amendment to an existing subadvisory agreement or a material amendment to an existing subadvisory agreement at a meeting of the Board of Trustees that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
The Trust II Portfolios’ Subadvisory Fee Schedules
As compensation for services provided by the subadvisers, the Adviser pays to the applicable subadviser a monthly fee at the following annual rates of each Trust II Portfolio’s average daily net assets:
Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Baillie Gifford International Stock Portfolio	0.600%	First $25 million
	0.500%	Next $75 million
	0.400%	Next $300 million
	0.300%	Next $600 million
	0.250%	Over $1 billion
BlackRock Bond Income Portfolio	0.120%	First $1 billion
	0.080%	Over $1 billion
BlackRock Capital Appreciation Portfolio(a)	0.250%	First $350 million
	0.200%	Next $350 million
	0.140%	Over $700 million
BlackRock Ultra-Short Term Bond Portfolio	0.060%	All Assets
Brighthouse/Artisan Mid Cap Value Portfolio	0.380%	First $500 million
	0.340%	Next $500 million
	0.300%	Over $1 billion
Brighthouse/Dimensional International Small Company Portfolio	0.350%	All Assets
Brighthouse/Wellington Balanced Portfolio	0.235%	First $750 million
	0.210%	Over $750 million

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.280%	First $500 million
	0.255%	Next $500 million
	0.230%	Next $2 billion
	0.220%	Over $3 billion
Frontier Mid Cap Growth Portfolio(b)	0.325%	First $1.15 billion
	0.300%	Over $1.15 billion
Jennison Growth Portfolio	0.350%	First $500 million
	0.250%	Next $500 million
	0.220%	Over $1 billion
Loomis Sayles Small Cap Core Portfolio	0.470%	First $100 million
	0.450%	Next $100 million
	0.400%	Over $200 million
Loomis Sayles Small Cap Growth Portfolio	0.520%	First $100 million
	0.500%	Next $100 million
	0.400%	Next $300 million
	0.450%	Over $500 million
MetLife Aggregate Bond Index Portfolio(c)	0.040%	First $500 million
	0.030%	Next $500 million
	0.015%	Next $1 billion
	0.010%	Over $2 billion
MetLife Mid Cap Stock Index Portfolio	0.030%	First $500 million
	0.020%	Next $500 million
	0.010%	Over $1 billion
MetLife MSCI EAFE® Index Portfolio	0.050%	First $500 million
	0.040%	Next $500 million
	0.020%	Over $1 billion
MetLife Russell 2000® Index Portfolio	0.040%	First $500 million
	0.030%	Next $500 million
	0.015%	Over $1 billion
MetLife Stock Index Portfolio	0.020%	First $500 million
	0.015%	Next $500 million
	0.010%	Next $1 billion
	0.005%	Over $2 billion
MFS® Total Return Portfolio	0.350%	First $200 million
	0.280%	Next $300 million
	0.250%	Next $500 million
	0.225%	Over $1 billion
MFS® Value Portfolio	0.300%	First $500 million
	0.250%	Next $500 million
	0.225%	Next $500 million
	0.200%	Next $1.5 billion
	0.175%	Over $3 billion
Neuberger Berman Genesis Portfolio	0.450%	First $500 million
	0.400%	Next $250 million
	0.350%	Over $750 million

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
T. Rowe Price Large Cap Growth Portfolio(d)	If assets are less than $100 million:
	0.500%	First $50 million
	0.400%	Over $50 million
If assets are between $100 million and $200 million:
	0.400%	All assets
If assets are between $200 million and $500 million:
	0.330%	All assets
If assets are between $500 million and $1 billion:
	0.325%	All assets
If assets are between $1 billion and $2 billion:
	0.300%	First $1 billion
	0.290%	Next $1 billion
If assets exceed $2 billion:
	0.290%	First $2 billion
	0.275%	Over $3 billion
T. Rowe Price Small Cap Growth Portfolio	0.350%	First $100 million
	0.300%	Next $300 million
	0.250%	Over $400 million
VanEck Global Natural Resources Portfolio	0.450%	First $250 million
	0.425%	Next $250 million
	0.400%	Next $500 million
	0.375%	Over $1 billion
Western Asset Management Strategic Bond Opportunities Portfolio*	0.300%	First $100 million
	0.200%	Next $400 million
	0.175%	Next $500 million
	0.150%	Next $1 billion
	0.125%	Over $2 billion
Western Asset Management U.S. Government Portfolio(e)	0.220%	First $100 million
	0.125%	Next $400 million
	0.100%	Next $500 million
	0.090%	Next $1 billion
	0.070%	Over $2 billion

* WAM pays each of Western Asset Limited and Western Asset Pte. a fee based on Western Asset Management Strategic Bond Opportunities Portfolio’s average daily net assets. Neither the Portfolio nor the Adviser is responsible for the fees paid to Western Asset Limited and Western Asset Pte.
(a)
Prior to March 1, 2023, the subadvisory fee rate for BlackRock Capital Appreciation Portfolio was at the annual rate of 0.250% of the first $1.5 billion of the Portfolio’s average daily net assets, 0.210% of the next $1 billion, and 0.190% of such assets over $2.5 billion.
(b)
Prior to January 1, 2025, the subadvisory fee rate for Frontier Mid Cap Growth Portfolio was at an annual rate of 0.350% of the first $850 million of the Portfolio’s average daily assets, 0.325% of the next $300 million, and 0.300% over $1.15 billion. For the period January 1, 2025 through April 30, 2027, Frontier has agreed to waive its subadvisory fee for the Portfolio to the following rate: 0.325% of the first $850 million of the Portfolio’s average daily assets, 0.325% of such assets over $850 million, and 0.300% of such assets over $1.15 billion.

(c)
Prior to December 1, 2024, the subadvisory fee rate for MetLife Aggregate Bond Index Portfolio was at the annual rate of 0.040% of the first $500 million of the Portfolio’s average daily net assets, 0.030% of the next $500 million and 0.015% of such assets over $1 billion.
(d)
Prior to April 1, 2023, the subadvisory fee rate for T. Rowe Price Large Cap Growth Portfolio was, if assets were below $100 million, 0.500% on the first $50 million of the Portfolio’s average daily net assets and 0.400% on the next $50 million, if assets were between $100 million and $1 billion, 0.400% on the first $250 million, 0.375% on the next $250 million and 0.350% on the next $500 million, and if assets were over $1 billion, 0.300% on the first $3 billion and 0.275% on such assets over $3 billion. With respect to T. Rowe Price Large Cap Growth Portfolio, TRPA will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed fee breakpoint levels at $100 million, $200 million, $500 million, $1 billion or $2 billion. A credit will apply at an asset range between approximately $87.5 million and $100 million, $165 million and $200 million $492 million and $500 million, $923 million and $1 billion and $1.965 billion and $2 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either: (a) exceed $100 million, when the flat 0.40% bps fee would be triggered, or (b) fall below a threshold of $87.5 million, where the tiered fee schedule would be fully re-applied, (c) exceed $200 million, when the flat 0.33% bps fee would be triggered, or (d) fall below a threshold of $165 million, where the flat 0.40% fee schedule would be fully re-applied, (e) exceed $500 million, when the flat 0.325% bps fee would be triggered, or (f) fall below a threshold of approximately $492 million, where the flat 0.33% fee schedule would be fully re-applied, (g) exceed $1 billion, when the flat 0.30% bps fee would be triggered, or (h) fall below a threshold of approximately $923 million, where the flat 0.325% fee schedule would be fully re-applied, (i) exceed $2 billion, when the flat 0.29% bps fee would be triggered, or (j) fall below a threshold of approximately $1.96 billion, where the tiered fee schedule would be fully re-applied.
(e)
For purposes of determining the annual subadvisory fee rate, the assets of Western Asset Management U.S. GovernmentPortfolio are aggregated with the assets of Western Asset Management Government Income Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of Western Asset Management U.S. Government Portfolio to determine the annual subadvisory fee rate.
Subadvisory Fees Paid to the Trust II Portfolios’ Subadvisers
The following table shows the fees paid with respect to the Trust II Portfolios to each subadviser (or prior subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.
Trust II Portfolios	2025	2024	2023
Baillie Gifford International Stock Portfolio	$4,425,690	$4,708,991	$4,750,965
BlackRock Bond Income Portfolio	2,440,756	2,630,850	2,645,739
BlackRock Capital Appreciation Portfolio	3,075,411	3,063,439	2,881,723
BlackRock Ultra-Short Term Bond Portfolio	462,263	473,747	564,306
Brighthouse/Artisan Mid Cap Value Portfolio	2,427,323	2,785,335	2,795,598
Brighthouse/Dimensional International Small Company Portfolio	1,650,170	1,790,532	1,802,254
Brighthouse/Wellington Balanced Portfolio	2,341,141	2,364,290	2,239,418
Brighthouse/Wellington Core Equity Opportunities Portfolio	6,110,297	6,570,697	6,532,828
Frontier Mid Cap Growth Portfolio	3,248,100	3,687,313	3,497,848
Jennison Growth Portfolio	7,120,286	7,153,297	6,213,487
Loomis Sayles Small Cap Core Portfolio	1,531,945	1,642,908	1,564,251
Loomis Sayles Small Cap Growth Portfolio	1,531,054	1,676,075	1,686,631
MetLife Aggregate Bond Index Portfolio	647,271	505,052	490,696
MetLife Mid Cap Stock Index Portfolio	267,464	257,273	246,486
MetLife MSCI EAFE® Index Portfolio	540,439	441,942	429,719
MetLife Russell 2000® Index Portfolio	337,845	313,503	294,590
MetLife Stock Index Portfolio	621,735	576,691	525,731
MFS® Total Return Portfolio	1,751,752	1,831,523	1,818,876
MFS® Value Portfolio	6,104,742	6,422,653	6,396,129
Neuberger Berman Genesis Portfolio	3,480,667	3,862,453	3,806,267
T. Rowe Price Large Cap Growth Portfolio	5,913,477	6,037,197	5,439,631
T. Rowe Price Small Cap Growth Portfolio	2,748,005	3,015,445	2,936,145
VanEck Global Natural Resources Portfolio	3,227,811	3,460,405	3,408,339

Trust II Portfolios	2025	2024	2023
Western Asset Management Strategic Bond Opportunities Portfolio*	$3,329,576	$3,654,881	$3,718,029
Western Asset Management U.S. Government Portfolio	1,368,992	1,486,442	1,506,663

*
Reflects amounts paid by the Adviser to WAM, a portion of which WAM paid to Western Asset Limited and to Western Asset Pte.
Investment Adviser to the Master Fund
For information regarding the investment adviser to the Master Fund, including information regarding the portfolio counselors’ compensation, other accounts managed and ownership of shares of the Master Fund to the extent applicable, see the Master Fund’s statement of additional information, which is delivered together with this SAI.
Portfolio Management of the Trust I Portfolios and Trust II Portfolios
Appendix C to this SAI contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.
Payments to Insurance Companies
The separate accounts of certain insurance companies invest in registered investment companies to which the Adviser serves as investment adviser. Some of these insurance companies are owned directly or indirectly by Brighthouse Financial (the “Brighthouse Insurance Companies”) and some are owned directly or indirectly by MetLife, Inc. (the “MetLife Insurance Companies”). The members of the Adviser include each of the Brighthouse Insurance Companies, and each member’s interest in the Adviser entitles the member to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to customers of that insurance company. The MetLife Insurance Companies are not members of the Adviser, but the Adviser compensates such insurance companies for the services they provide to the Trusts and/or to the holders of insurance contracts issued by separate accounts of such insurance companies that invest in the Portfolios.
Marketing Support Payments by Trust I and Trust II
The subadvisers and/or their affiliates may provide insurance companies, including insurance companies affiliated with BIA, with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Trusts serve as an investment vehicle and may pay such insurance companies amounts to participate in sales meetings. These amounts may be significant and may provide a subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.
Administrator to Trust I and Trust II
Pursuant to an amended and restated master administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trusts and provides the Trusts with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trusts.
The Administrator was organized as a Massachusetts trust company. Its principal place of business is at John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171. Under the Administration Agreement, the Administrator is entitled to a fee from the Trusts, which is calculated daily and paid monthly as a percentage of the average daily net assets of each Portfolio of the Trusts. Except with respect to any Portfolio subadvised by an affiliate of the Administrator, the Administration Agreement remains in effect for an initial term ending April 1, 2027, after which the Administration Agreement continues in effect until terminated by either party upon not less than one hundred eighty (180) days’ prior written notice to the other party. With respect to any Portfolio subadvised by an affiliate of the Administrator, the Administration Agreement continues in effect until terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) calendar days after the date of such delivery or mailing. For the years ended December 31, 2025, December 31, 2024, and December 31, 2023, an aggregate of $2,800,374, $3,016,796, and $3,040,755, respectively, was paid to the Administrator by Trust I. For the years ended December 31, 2025, December 31, 2024, and December 31, 2023, an aggregate of $2,355,167, $2,178,948, and $2,037,473, respectively, was paid to the Administrator by Trust II.

The Trusts’ Distribution Arrangements
Brighthouse Securities, LLC (previously defined as the Distributor) is the distributor for the Trusts. The Distributor is an affiliate of the Trusts. Under a distribution agreement (“Distribution Agreement”) with each Trust, the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio, which are sold at the net asset value of such Class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to separate accounts of insurance companies, including insurance companies affiliated with BIA. In the future, the Trusts may offer shares to be purchased by separate accounts of other life insurance companies to support insurance contracts they issue. The Distributor receives no compensation from the Trusts or purchasers of a Portfolio’s shares for acting as distributor of a Portfolio’s Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.
The following is a description of the Distribution and Services Plan for the Trusts:
Pursuant to a Distribution and Services Plan (the “Plan”) relating to Class B, Class C, and Class E shares of each Trust I Portfolio and to Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, adopted under Rule 12b-1 under the 1940 Act, the Trusts may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of Trust I and the Class B, Class D, Class E, Class F and Class G shares of Trust II. Each Portfolio may not offer shares of each Class. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts.
The Plan also authorizes Trust I, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Trust I Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor, and Trust II, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Trust II Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor’s services as principal underwriter of the shares of such Class.
Under the Distribution Agreement with respect to Trust I, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares, and with respect to Trust II, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares.
The Plan is known as a “compensation plan” because the Trusts make payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Trusts will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the Fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:
(a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in a Class of shares of the Portfolios;
(b) expenses relating to the development, preparation, printing and mailing of the Trusts’ advertisements, sales literature and other promotional materials describing and/or relating to the Trusts;
(c) holding seminars and sales meetings designed to promote the distribution of a Class of shares;

(d) expenses of obtaining information and providing explanations to Variable Contract owners regarding investment objectives and policies and other information about the Trusts and their Portfolios, including the performance of the Portfolios;
(e) expenses of training sales personnel regarding the Trusts;
(f) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trusts;
(g) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and
(h) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.
The Board of Trustees of the Trusts, including the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (“Qualified Trustees”), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit Trust I and the shareholders of Class B, Class C, and Class E shares of each Trust I Portfolio, and Trust II and the shareholders of Class B, Class D, Class E, Class F and Class G shares of each Trust II Portfolio, and has approved the Plan’s adoption. The Trusts anticipate that the Plan will enhance the sales of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F and Class G shares of Trust II and increase or help to maintain the assets of each Portfolio, which over time, may allow the shareholders and beneficial owners of each Class to benefit from certain economies of scale with respect to fixed costs of each Portfolio.
The Plan and any related agreement that is entered into by the Trusts in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Trusts’ Board of Trustees, including a majority of the Qualified Trustees, or, with respect to any Class by a vote of the outstanding voting securities of that Class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.
Total Fees Paid to the Distributor for Trust I
The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class C and Class E shares of Trust I for the year ended December 31, 2025:*
Trust I Portfolios	2025
AB Global Dynamic Allocation Portfolio	$4,347,834
AB International Bond Portfolio	32,909
Allspring Mid Cap Value Portfolio	311,139
American Funds® Balanced Allocation Portfolio	21,925,003
American Funds® Aggressive Allocation Portfolio	15,686,513
American Funds® Growth Portfolio	10,468,742
American Funds® Moderate Allocation Portfolio	10,539,622
BlackRock Global Tactical Strategies Portfolio	7,244,636
BlackRock High Yield Portfolio	1,762,373
Brighthouse Asset Allocation 100 Portfolio	2,391,864
Brighthouse Balanced Plus Portfolio	12,135,223
Brighthouse Small Cap Value Portfolio	766,420
Brighthouse/Artisan International Portfolio	641
Brighthouse/Eaton Vance Floating Rate Portfolio	385,164
Brighthouse/Franklin Low Duration Total Return Portfolio	541,575
Brighthouse/Templeton International Bond Portfolio	72,342
Brighthouse/Wellington Large Cap Research Portfolio	325,798
CBRE Global Real Estate Portfolio	761,546
Harris Oakmark International Portfolio	1,792,937
Invesco Balanced-Risk Allocation Portfolio	1,789,457
Invesco Comstock Portfolio	2,106,866

Trust I Portfolios	2025
Invesco Global Equity Portfolio	$747,718
Invesco Small Cap Growth Portfolio	1,031,797
JPMorgan Core Bond Portfolio	1,169,387
JPMorgan Global Active Allocation Portfolio	3,456,993
JPMorgan Small Cap Value Portfolio	51,396
Loomis Sayles Global Allocation Portfolio	634,878
Loomis Sayles Growth Portfolio	2,196,875
MetLife Multi-Index Targeted Risk Portfolio	13,500,851
MFS® Research International Portfolio	1,137,405
Morgan Stanley Discovery Portfolio	1,040,795
PanAgora Global Diversified Risk Portfolio	3,084,537
PIMCO Inflation Protected Bond Portfolio	1,925,869
PIMCO Total Return Portfolio	4,839,327
Schroders Global Multi-Asset Portfolio	1,502,178
State Street Emerging Markets Enhanced Index Portfolio	635,335
State Street Moderately Aggressive ETF Portfolio	1,720,326
State Street Moderate ETF Portfolio	4,056,298
T. Rowe Price Large Cap Value Portfolio	2,644,788
T. Rowe Price Mid Cap Growth Portfolio	2,025,586
TCW Core Fixed Income Portfolio	780
Victory Sycamore Mid Cap Value Portfolio	1,323,137
Western Asset Management Government Income Portfolio	1,275,696

*
Other than the American Funds® Balanced Allocation, American Funds® Growth, American Funds® Aggressive Allocation and American Funds® Moderate Allocation Portfolios, the Portfolios currently do not offer Class C shares.
Total Fees Paid to the Distributor for Trust II
The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for Class B, Class D, Class E, Class F and Class G shares of Trust II for the year ended December 31, 2025:
Trust II Portfolios	2025
Baillie Gifford International Stock Portfolio	$586,416
BlackRock Bond Income Portfolio	1,124,315
BlackRock Capital Appreciation Portfolio	876,298
BlackRock Ultra-Short Term Bond Portfolio	985,952
Brighthouse Asset Allocation 20 Portfolio	731,579
Brighthouse Asset Allocation 40 Portfolio	7,833,406
Brighthouse Asset Allocation 60 Portfolio	21,206,219
Brighthouse Asset Allocation 80 Portfolio	19,038,341
Brighthouse/Artisan Mid Cap Value Portfolio	614,827
Brighthouse/Dimensional International Small Company Portfolio	153,417
Brighthouse/Wellington Balanced Portfolio	148,551
Brighthouse/Wellington Core Equity Opportunities Portfolio	2,050,023
Frontier Mid Cap Growth Portfolio	399,611
Jennison Growth Portfolio	2,615,068
Loomis Sayles Small Cap Core Portfolio	257,569
Loomis Sayles Small Cap Growth Portfolio	118,354
MetLife Aggregate Bond Index Portfolio	2,197,517
MetLife Mid Cap Stock Index Portfolio	1,213,906
MetLife MSCI EAFE® Index Portfolio	1,171,921
MetLife Russell 2000® Index Portfolio	973,308
MetLife Stock Index Portfolio	5,341,106
MFS® Total Return Portfolio	911,777
MFS® Value Portfolio	2,050,718

Trust II Portfolios	2025
Neuberger Berman Genesis Portfolio	$669,643
T. Rowe Price Large Cap Growth Portfolio	2,528,674
T. Rowe Price Small Cap Growth Portfolio	740,959
VanEck Global Natural Resources Portfolio	186,823
Western Asset Management Strategic Bond Opportunities Portfolio	1,831,100
Western Asset Management U.S. Government Portfolio	724,339
The amounts received by the Distributor have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C, and Class E shares of Trust I, and Class B, Class D, Class E, Class F, and Class G shares of Trust II.
Rule 12b-1 Plan of the Master Fund
The Master Fund has not adopted a Plan of Distribution for its Class 1 shares pursuant to Rule 12b-1 under the 1940 Act.
Codes of Ethics
Each Trust, the Adviser, each subadviser, and the Distributor has each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of a Trust might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of a Trust from investing in securities, including securities that may be purchased or held by a Portfolio, it does regulate such personal securities investing so that conflicts of interest may be mitigated.
Custodial Arrangements
State Street Bank and Trust Company (“State Street Bank”), located at John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Trusts. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.
Transfer Agent
Brighthouse Life Insurance Company, located at 11225 North Community House Road, Charlotte, North Carolina 28277, serves as transfer agent for the Trusts.
Legal Matters
Certain legal matters are passed on for the Trusts by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, located at 115 Federal Street, Boston, MA 02110, serves as the Trusts’ independent registered public accounting firm. Deloitte & Touche LLP, and its affiliates, provide audit, tax and related services, and assistance in connection with various SEC filings.
Securities Lending Activities
JPMorgan Chase Bank, National Association (“JPMorgan Chase”), serves as the Trusts’ securities lending agent.
The income earned by the Portfolios as well as the fees and/or compensation paid by the Portfolios (in dollars) pursuant to a securities lending agreement between JPMorgan Chase and the Portfolios (the “Securities Lending Agreement”) for the fiscal year ended December 31, 2025 are shown in the tables below. The Portfolios did not pay any cash collateral management fees, separate administrative fees, separate indemnification fees or other fees not reflected in the table below. Net income from securities lending activities may differ from the amount reported in a Portfolio’s financial statements, which reflects estimated accruals.

Trust I Portfolios		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
AB Global Dynamic Allocation Portfolio	$789,940	$8,031	$709,396	$10,927(1)	$728,354	$61,586
AB International Bond Portfolio	172,859	2,131	151,470	2,568(1)	156,169	16,690
Allspring Mid Cap Value Portfolio	1,485,662	7,442	1,411,151	6,339(1)	1,424,932	60,730
BlackRock Global Tactical Strategies Portfolio	16,915,338	118,706	15,728,133	15,414(1)	15,862,253	1,053,085
BlackRock High Yield Portfolio	4,802,605	44,106	4,360,549	22,290(1)	4,426,945	375,660
Brighthouse Small Cap Value Portfolio	4,024,787	24,215	3,782,094	27,438(1)	3,833,747	191,040
Brighthouse/Artisan International Portfolio	595,946	12,118	474,763	1,448(1)	488,329	107,617
Brighthouse/Franklin Low Duration Total Return Portfolio	3,254,048	21,159	3,042,035	33,126(1)	3,096,320	157,728
Brighthouse/Templeton International Bond Portfolio	29,985	240	27,579	153(1)	27,972	2,013
Brighthouse/Wellington Large Cap Research Portfolio	5,573,801	46,132	5,112,269	14,601(1)	5,173,002	400,799
CBRE Global Real Estate Portfolio	1,658,367	15,964	1,498,640	12,463(1)	1,527,067	131,300
Harris Oakmark International Portfolio	1,029,667	22,841	801,247	2,866(1)	826,954	202,713
Invesco Comstock Portfolio	1,710,249	15,430	1,555,909	6,216(1)	1,577,555	132,694
Invesco Global Equity Portfolio	631,723	15,894	472,753	2,824(1)	491,471	140,252
Invesco Small Cap Growth Portfolio	1,449,467	26,862	1,180,732	4,639(1)	1,212,233	237,234
JPMorgan Core Bond Portfolio	345,115	-	304,495	6,337(2)	310,832	34,283
JPMorgan Global Active Allocation Portfolio	2,389,723	-	2,046,220	30,154(2)	2,076,374	313,349
JPMorgan Small Cap Value Portfolio	462,212	-	348,080	12,198(2)	360,278	101,934
Loomis Sayles Global Allocation Portfolio	153,429	1,876	134,562	2,126(1)	138,564	14,865
Loomis Sayles Growth Portfolio	2,562,365	45,600	2,106,308	3,813(1)	2,155,721	406,644
MFS Research International Portfolio	1,784,080	17,193	1,612,100	5,664(1)	1,634,957	149,123
Morgan Stanley Discovery Portfolio	8,842,593	197,104	6,871,196	15,165(1)	7,083,465	1,759,128
Schroders Global Multi-Asset Portfolio	3,110,709	20,999	2,900,089	39,848(1)	2,960,936	149,773
State Street Emerging Markets Enhanced Index Portfolio	329,582	17,260	156,921	9,640(1)	183,821	145,761
State Street Moderate ETF Portfolio	12,583,764	129,249	11,291,162	16,491(1)	11,436,902	1,146,862
State Street Moderately Aggressive ETF Portfolio	5,036,558	52,696	4,509,518	11,343(1)	4,573,557	463,001
T. Rowe Price Large Cap Value Portfolio	5,026,082	24,446	4,781,552	5,898(1)	4,811,896	214,186
T. Rowe Price Mid Cap Growth Portfolio	6,352,228	38,447	5,967,470	15,546(1)	6,021,463	330,765
TCW Core Fixed Income Portfolio	4,540,126	40,617	4,133,683	22,869(1)	4,197,169	342,957
Victory Sycamore Mid Cap Value Portfolio	5,183,645	23,799	4,945,519	9,456(1)	4,978,774	204,871
Western Asset Management Government Income Portfolio	17,418	387	13,549	66(1)	14,002	3,416

(1)
Reflects amounts paid to JPMorgan Chase for custodial third party transaction fees in connection with securities lending.
(2)
Reflects amounts paid to JPMorgan Chase for custodial third party transaction fees in connection with securities lending and fees paid in lieu of a revenue split.

Trust II Portfolios		Fees and/or compensation paid by the Portfolios for securities lending activities and related services
	Gross income earned by the Portfolio from securities lending activities	Fees paid to JPMorgan Chase from a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split(1)	Aggregate fees/ compensation paid by the Portfolio for securities lending activities	Net income from securities lending activities
Baillie Gifford International Stock Portfolio	$675,541	$8,979	$585,730	$2,619	$597,328	$78,213
BlackRock Bond Income Portfolio	538,451	6,220	476,039	7,239	489,498	48,953
BlackRock Capital Appreciation Portfolio	448,336	3,985	408,471	1,584	414,040	34,296
Brighthouse/Artisan Mid Cap Value Portfolio	3,129,985	15,925	2,970,612	8,985	2,995,522	134,463
Brighthouse/Dimensional International Small Company Portfolio	1,854,852	59,470	1,258,458	214,150	1,532,078	322,774
Brighthouse/Wellington Balanced Portfolio	890,889	8,430	806,361	8,847	823,638	67,251
Brighthouse/Wellington Core Equity Opportunities Portfolio	322,454	9,749	224,907	972	235,628	86,826
Frontier Mid Cap Growth Portfolio	1,785,612	15,671	1,628,805	8,685	1,653,161	132,451
Jennison Growth Portfolio	956,881	12,293	833,942	1,589	847,824	109,057
Loomis Sayles Small Cap Core Portfolio	388,320	3,731	350,868	3,117	357,716	30,604
Loomis Sayles Small Cap Growth Portfolio	229,512	3,824	191,208	1,623	196,655	32,857
MetLife Aggregate Bond Index Portfolio	15,270,913	80,476	14,464,342	104,640	14,649,458	621,455
MetLife Mid Cap Stock Index Portfolio	3,499,279	22,356	3,275,309	12,054	3,309,719	189,560
MetLife MSCI EAFE Index Portfolio	933,522	16,929	764,172	8,247	789,348	144,174
MetLife Russell 2000 Index Portfolio	5,589,585	96,066	4,626,017	58,590	4,780,673	808,912
Metlife Stock Index Portfolio	16,651,802	109,198	15,559,399	35,718	15,704,315	947,487
MFS Total Return Portfolio	383,899	5,741	326,230	10,947	342,918	40,981
MFS Value Portfolio	1,274,545	11,611	1,158,418	2,508	1,172,537	102,008
T.Rowe Price Large Cap Growth Portfolio	533,155	10,304	430,099	1,299	441,702	91,453
T.Rowe Price Small Cap Growth Portfolio	3,401,765	28,556	3,115,807	11,613	3,155,976	245,789
Van Eck Global Natural Resources Portfolio	3,459,246	27,342	3,185,631	13,174	3,226,147	233,099
Western Asset Management Strategic Bond Opportunities Portfolio	11,479,401	110,033	10,378,142	44,097	10,532,272	947,129
Western Asset Management U.S. Government Portfolio	179,068	1,535	163,716	114	165,365	13,703

(1)
Reflects amounts paid to JPMorgan Chase for custodial third party transaction fees in connection with securities lending.
For the fiscal year ended December 31, 2025, JPMorgan Chase, acting as agent of the Portfolios, provided the following services to the Portfolios in connection with the Portfolios’ securities lending activities: (i) locating borrowers and arranging loans consistent with the terms and conditions of the Securities Lending Agreement; (ii) negotiating loan terms, including, but not limited to, the amount of any loan premium; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing and providing periodic statements related to a Portfolio’s securities lending activities; (viii) monitoring and managing distribution and dividend activity as well as other distributions paid with respect to loaned securities; and (ix) administering termination of loans and arranging for return of loaned securities to the Portfolios at loan termination.
Portfolio Consultant
For each Trust II Allocation Portfolio and Trust I Allocation Portfolio, the Adviser has hired Wilshire Funds Management (“Wilshire”), a unit of Wilshire Advisors, LLC, to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist the Adviser in determining, based on the Portfolio’s current allocation and investment strategies, the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. The Adviser pays consulting fees to Wilshire for these services.

Operational Risk
An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Portfolio.
REDEMPTION OF SHARES
The Trusts may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.
The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.
DETERMINATION OF NET ASSET VALUE
The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If a Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. With respect to each of AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Schroders Global Multi-Asset Portfolio, and PanAgora Global Diversified Risk Portfolio, the Portfolio’s current net asset value per share is available by calling 980-949-5114.
Expenses of each Portfolio are paid or accrued each day.
Each Portfolio values its portfolio securities for purposes of calculating its net asset value using procedures that allow for a variety of methodologies to be used to value the Portfolio’s securities, as set forth below. The specific methodology used for a security may vary based on the market data available for a specific security at the time the Portfolio calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes, and quoted prices for similar assets.
Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.
Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its net asset value.
Investments in registered open-end management investment companies are valued at reported net asset value per share.
Each Subsidiary’s investments will be priced daily and a net asset value will be determined with respect to the Subsidiary each day. A Portfolio will value its shares of its Subsidiary at this net asset value.
Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service.
Mortgage and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available.
Foreign currency forward contracts are valued through a third party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day.
Options, whether on securities, indices, futures contracts, currencies or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price.
Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges.
Options, including swaptions, currencies and futures contracts that are traded OTC are generally valued based upon interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates.
Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service.
Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and respective Interbank Offered Forward Rate to produce the daily settlement price.
If no current market quotation is readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market quotes are considered not readily available or reliable in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The value of securities used by a Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, a Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of the Trusts has designated the Adviser, acting through its Valuation Committee comprised solely of management personnel, as the Portfolios' “valuation designee” to perform each Portfolio’s fair value determinations. The Board of Trustees oversees BIA in its role as the Valuation Designee and receives reports from BIA regarding its process and the valuation of the Portfolios’ investments to assist with such oversight. The Valuation Committee consists of Kristi Slavin, Terrence Santry, Alan Otis, Allison Troiani, Chris Egan, Matthew Moussa, Adnani Johari, James Bacik, Anna Koska, and Yuliya Ustsinenka and such other officers of the Trusts and the Adviser as are deemed necessary by Ms. Slavin, Mr. Santry, Mr. Otis, Ms. Troiani, Mr. Egan, Mr. Moussa, Mr. Johari, Mr. Bacik, Ms. Koska, and Ms. Ustsinenka from time to time. Among other things, the Valuation Committee is responsible for the daily valuation of the Trusts’ securities and assets for which market quotations are not readily available.
Investments in Underlying Portfolios by the Trust I Allocation Portfolio, a Trust II Allocation Portfolio, Brighthouse Balanced Plus Portfolio or MetLife Multi-Index Targeted Risk Portfolio are valued at the closing daily net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of a Trust will use fair value pricing in the circumstances and manner described above. For information about the fair value pricing by an Underlying Portfolio that is not a Portfolio of a Trust, please refer to the prospectus for such Underlying Portfolio.
Investments in Underlying American Funds by an American Allocation Portfolio are valued at the closing daily net asset values of the Underlying American Funds in which such Portfolio invests. For information about the fair value pricing by an Underlying American Fund, please refer to the prospectus for such Underlying American Fund.
Investments in Underlying ETFs by an ETF Portfolio or BlackRock Global Tactical Strategies Portfolio are valued at the closing market quotations for the Underlying ETFs’ shares in which such Portfolio invests. For information about the use of fair value pricing by an Underlying ETF, please refer to the prospectus for such Underlying ETF.
Investments in the Master Fund by the Feeder Portfolio are valued at the Master Fund’s closing daily net asset value in which such Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to prospectus for the Master Fund.
FEDERAL INCOME TAXES
The following information supplements and should be read in conjunction with the section in the Portfolios’ prospectuses entitled Taxes and Distributions. The prospectuses generally describe the U.S. federal income tax treatment of the Portfolios and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (previously defined as the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. Except as specifically provided herein, defined terms shall have the meaning given to them in the prospectuses.
The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, qualified plans, or other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable Treasury Regulations without impairing the ability of the Separate Accounts to satisfy the diversification requirements of Section 817(h) of the Code (such qualified plans and other eligible persons and plans, “Other Eligible Investors”). If this is not the case and shares of a Portfolio held by Separate Accounts of the Insurance Companies are not respected as owned for U.S. federal income tax purposes by those Separate Accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.
Except as specifically provided below, the Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The U.S. Internal Revenue Service (“IRS”) could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Portfolios. In particular, because the Separate Accounts of the Insurance Companies and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Contracts are urged to consult the Insurance Company through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Taxation
Qualification as a Regulated Investment Company
Each Portfolio, including each Underlying Portfolio, each Underlying American Fund and the Master Funds, has elected to be treated as and intends each year to qualify for treatment as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Code section 7704(c)(2). Certain of a Portfolio’s investments in master limited partnerships (“MLPs”) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. The passive loss rules do not generally apply to a regulated investment company, but those rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets, including through corporations in which the Portfolio holds a 20% or more voting stock interest, consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
For purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Portfolio generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Portfolio will be subject to tax at regular corporate rates.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year. If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Separate Account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
Excise Tax
In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax generally does not apply to any regulated investment company whose sole shareholders are insurance company separate accounts, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. Each of the Portfolios expects that it will qualify for this exemption, and that it will not be subject to the excise tax, although no assurance can be given in this regard.
If a Portfolio were subject to the excise tax requirements and the Portfolio failed to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio would be subject to the excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year would generally be treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Portfolio would be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.
Regardless of whether a Portfolio qualifies for the aforementioned exemption from the excise tax, each Portfolio generally intends to make the distributions that would be required to avoid the imposition of such tax if it were to apply, provided that such distributions are determined to be in the best interest of such Portfolio’s shareholders.
Capital Loss Carryovers
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, a Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.
A Portfolio may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Portfolio must apply such carryforwards first against gains of the same character.
Taxation of Portfolio Investments
If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Portfolio should recognize, (3) when a Portfolio may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency, are subject to Section 988 of the Code. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.
A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules.

Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.
If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction is subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.
Income, gain and proceeds received by a Portfolio from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting variable contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding variable contracts.
Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
As noted above, certain of the ETFs and MLPs in which a Portfolio may invest may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio’s investment therein. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.
Passive foreign investment companies (each, a “PFIC”) are generally defined as any foreign corporation that derives at least 75% of its gross income for its taxable year from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or where at least 50% of such corporation’s assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.
The Subsidiaries
Certain of the Portfolios intend to invest a portion of their assets in a wholly-owned subsidiary of the applicable Portfolio (as previously defined, each a “Subsidiary” and collectively the “Subsidiaries”), which will be classified as corporations for U.S. federal tax purposes. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. Each Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business. Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.
Each Subsidiary will be treated as a “controlled foreign corporation” (“CFC”). The Portfolio will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, a Portfolio will be required to include in its gross income all of the Subsidiary’s “subpart F income” whether or not such income is distributed to the Portfolio. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. The Subsidiary may be required to sell investments in order to make such cash payments, including at a time when it may be not advantageous to do so. Accordingly, such cash payments may temporarily limit the Subsidiary’s or the applicable Portfolio’s ability to pursue its respective investment strategy. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Portfolio, and is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Portfolio of the Subsidiary’s “subpart F income” will increase the Portfolio’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Portfolio will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Portfolio’s tax basis in the Subsidiary.
Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as a Subsidiary) of a Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.
Tax Shelter Reporting Regulations
Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including the Insurance Companies, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the Insurance Companies that own shares in a Portfolio through their Separate Accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Special Tax Considerations for Separate Accounts of the Insurance Companies
Under the Code, if the investments of a segregated asset account, such as the Separate Accounts of the Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the Separate Account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a variable contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio. Except as described below, the Portfolios, Underlying Portfolios, Underlying American Funds and the Master Fund will be owned exclusively by such insurance company separate accounts and Other Eligible Investors.
The Trusts intend that each of the Portfolios will qualify as a regulated investment company under the Code. The Trusts also intend to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding Separate Accounts to be “adequately diversified.” In addition, the Trusts intend that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in each Portfolio’s shares to Separate Accounts of the Insurance Companies. Accordingly, the Trusts intend that each Insurance Company, through its Separate Accounts, will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Contracts underlying a Separate Account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Each of the ETF Portfolios and the BlackRock Global Tactical Strategies Portfolio will invest primarily in Underlying ETFs, and the American Allocation Portfolios may invest in Underlying American Funds, investment companies and ETFs. Certain of such Underlying ETFs, Underlying American Funds, investment companies and ETFs may be owned in part by persons other than those permitted to own interests under the look-through rules of Section 817(h) of the Code (each such entity that is so owned, a “Non-Qualified Underlying Entity”). Shares of a Non-Qualified Underlying Entity will be considered a single “asset” for purposes of the 817(h) diversification requirements discussed above, and each Portfolio investing in a Non-Qualified Underlying Entity will need ensure that no more than 55% of its assets are represented by shares of one such Non-Qualified Underlying Entity, no more than 70% by any two Non-Qualified Underlying Entities, no more than 80% by any three Non-Qualified Underlying Entities and no more than 90% by any four Non-Qualified Underlying Entities, so that the Portfolio will meet the diversification requirements of Section 817(h).
Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Insurance Companies issuing the Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of a Separate Account may cause the holder, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the holder is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the Separate Account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad.

Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a Separate Account. Contract holders should consult with the Insurance Company that issued their Contract, and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Portfolio.
Certain Shareholder Reporting and Withholding Requirements
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” (if any), on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Portfolio investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.
Special Considerations for Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Contract holders of an investment in a Contract. Contract holders investing in a Portfolio through a Separate Account are urged to consult with their Insurance Company and their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.
DESCRIPTION OF THE TRUSTS
Organization of Trust I
Trust I is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust I is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Trust I is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Trust I is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of Trust I, effective May 1, 2006.
Beneficial Interests in Trust I
The beneficial interests in Trust I are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust I permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust I have established and designated 43 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust I, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust I. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.
The assets received from the sale of shares of a Trust I Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust I Portfolio are required to be segregated on Trust I’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust I Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust I Portfolio will be allocated by or under the direction of the Trustees of Trust I in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust I Portfolio and the other Trust I Portfolios. In the unlikely event that any Trust I Portfolio has liabilities in excess of its assets, the other Trust I Portfolios may be held responsible for the excess liabilities.

Each Trust I Portfolio is classified under the 1940 Act as “diversified” except Brighthouse/Templeton International Bond Portfolio and PanAgora Global Diversified Risk Portfolio, each of which is non-diversified.
Trust I is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Trust I Portfolio. The Summary Prospectus and Prospectus for each Trust I Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust I Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust I’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust I Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust I.
Control Persons and Principal Holders of the Shares of Trust I
Trust I continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2026, 100% of the outstanding voting securities of Trust I were owned by separate accounts of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and/or Brighthouse Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2026, Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, New England Life Insurance Company, Metropolitan Tower Life Insurance Company and Brighthouse Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust I. Metropolitan Life Insurance Company and Brighthouse Life Insurance Company of NY are organized under the laws of New York, New England Life Insurance Company is organized under the laws of Massachusetts, Metropolitan Tower Life Insurance Company is organized under the laws of Nebraska and Brighthouse Life Insurance Company is organized under the laws of Delaware. MetLife, Inc. is the parent company of Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company. Brighthouse Financial, Inc. is the ultimate parent company of Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of New York, and New England Life Insurance Company. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.
As of March 31, 2026, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust I Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust I, 11225 North Community House Road, Charlotte, North Carolina 28277.
Trust I Portfolio – Class	Percentage of Class
American Funds® Moderate Allocation Portfolio – Class B
Frank M. Eaton	5.82%
Brighthouse/Artisan International Portfolio – Class B
Kenneth T. Parker	15.77%
Irvin Ford	15.10%
John S. Siciliano	13.53%
Anne K. Renkly	13.34%
Edward Jones CUST FBO Hugh Kiel	11.70%
Rebecca Miller Hershberger	9.39%
Josephine B. Hooper	7.47%
Angela Adams	6.14%
TCW Core Fixed Income Portfolio – Class B
Greg Nyrkkanen	20.50%
Sue R. Trexler	14.07%
Edward Jones CUST FBO Peggy Estes	12.55%
Terry Frye	12.38%
Robert L. Crews	9.58%
Kenneth W. Metcalf	5.95%
Etro Crisanti Basilla C Stevens Beneficiary of PI	5.33%

As of March 31, 2026, the Portfolios listed below were the record owners of 5% or more of a class of a Trust I Portfolio’s outstanding shares. Each Portfolio’s address is c/o Brighthouse Funds Trust I, 11225 North Community House Road, Charlotte, North Carolina 28277.
Trust I Portfolio – Class	Percentage of Class
AB International Bond Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	45.18%
Brighthouse Asset Allocation 40 Portfolio	24.07%
Brighthouse Asset Allocation 80 Portfolio	15.76%
Brighthouse Balanced Plus Portfolio - Class B	13.43%
Allspring Mid Cap Value Portfolio – Class A
Brighthouse Balanced Plus Portfolio - Class B	39.16%
Brighthouse Asset Allocation 80 Portfolio	34.02%
Brighthouse Asset Allocation 60 Portfolio	12.00%
Brighthouse Asset Allocation 100 Portfolio	9.88%
BlackRock High Yield Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	29.68%
Brighthouse Asset Allocation 80 Portfolio	18.82%
Brighthouse Balanced Plus Portfolio - Class B	14.91%
Brighthouse Asset Allocation 40 Portfolio	9.58%
Brighthouse/Artisan International Portfolio – Class B
Brighthouse Asset Allocation 80 Portfolio	40.00%
Brighthouse Asset Allocation 60 Portfolio	32.04%
Brighthouse Balanced Plus Portfolio - Class B	11.85%
Brighthouse Asset Allocation 100 Portfolio	9.31%
Brighthouse Asset Allocation 40 Portfolio	6.53%
Brighthouse/Eaton Vance Floating Rate Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	41.39%
Brighthouse Asset Allocation 80 Portfolio	21.98%
Brighthouse Balanced Plus Portfolio - Class B	19.60%
Brighthouse Asset Allocation 40 Portfolio	14.71%
Brighthouse/Franklin Low Duration Total Return Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	41.91%
Brighthouse Balanced Plus Portfolio - Class B	28.45%
Brighthouse Asset Allocation 40 Portfolio	25.52%
Brighthouse/Templeton International Bond Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	47.44%
Brighthouse Asset Allocation 80 Portfolio	25.26%
Brighthouse Balanced Plus Portfolio - Class B	16.77%
Brighthouse Asset Allocation 40 Portfolio	9.59%
Brighthouse/Wellington Large Cap Research Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	15.26%
Brighthouse Asset Allocation 60 Portfolio	11.52%
Brighthouse Small Cap Value Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	36.88%
Brighthouse Asset Allocation 60 Portfolio	29.22%
Brighthouse Balanced Plus Portfolio - Class B	13.00%
Brighthouse Asset Allocation 100 Portfolio	10.00%
Brighthouse Asset Allocation 40 Portfolio	8.52%
CBRE Global Real Estate Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	36.92%
Brighthouse Asset Allocation 60 Portfolio	23.56%
Brighthouse Asset Allocation 100 Portfolio	9.65%
Brighthouse Balanced Plus Portfolio - Class B	7.72%

Trust I Portfolio – Class	Percentage of Class
Harris Oakmark International Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	29.57%
Brighthouse Asset Allocation 60 Portfolio	26.39%
Brighthouse Balanced Plus Portfolio - Class B	13.94%
Brighthouse Asset Allocation 100 Portfolio	7.46%
Brighthouse Asset Allocation 40 Portfolio	6.35%
Invesco Comstock Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	41.91%
Brighthouse Asset Allocation 60 Portfolio	36.28%
Brighthouse Asset Allocation 100 Portfolio	10.41%
Brighthouse Asset Allocation 40 Portfolio	9.76%
Invesco Global Equity Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	15.06%
Brighthouse Asset Allocation 60 Portfolio	10.70%
Brighthouse Balanced Plus Portfolio - Class B	5.95%
Brighthouse Asset Allocation 100 Portfolio	5.45%
Invesco Small Cap Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	34.44%
Brighthouse Asset Allocation 60 Portfolio	26.18%
Brighthouse Balanced Plus Portfolio - Class B	9.96%
Brighthouse Asset Allocation 100 Portfolio	5.53%
JPMorgan Core Bond Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	29.05%
Brighthouse Balanced Plus Portfolio - Class B	28.50%
Brighthouse Asset Allocation 80 Portfolio	21.59%
Brighthouse Asset Allocation 40 Portfolio	17.54%
JPMorgan Small Cap Value Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	33.65%
Brighthouse Asset Allocation 60 Portfolio	21.47%
Brighthouse Balanced Plus Portfolio - Class B	13.71%
Brighthouse Asset Allocation 100 Portfolio	10.54%
Brighthouse Asset Allocation 40 Portfolio	7.54%
Loomis Sayles Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	16.55%
Brighthouse Asset Allocation 60 Portfolio	10.83%
MFS Research International Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	30.42%
Brighthouse Asset Allocation 60 Portfolio	22.84%
Brighthouse Balanced Plus Portfolio - Class B	12.91%
Brighthouse Asset Allocation 100 Portfolio	6.62%
Brighthouse Asset Allocation 40 Portfolio	5.58%
PIMCO Inflation Protected Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	31.83%
Brighthouse Asset Allocation 40 Portfolio	23.75%
Brighthouse Balanced Plus Portfolio - Class B	14.07%
Brighthouse Asset Allocation 80 Portfolio	11.82%
PIMCO Total Return Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	33.49%
Brighthouse Asset Allocation 40 Portfolio	19.03%
Brighthouse Balanced Plus Portfolio - Class B	16.25%
Brighthouse Asset Allocation 80 Portfolio	16.18%

Trust I Portfolio – Class	Percentage of Class
State Street Emerging Markets Enhanced Index Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	36.99%
Brighthouse Asset Allocation 60 Portfolio	27.61%
Brighthouse Asset Allocation 100 Portfolio	12.72%
Brighthouse Balanced Plus Portfolio - Class B	11.38%
Brighthouse Asset Allocation 40 Portfolio	5.75%
T. Rowe Price Large Cap Value Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	32.22%
Brighthouse Asset Allocation 60 Portfolio	29.55%
Brighthouse Asset Allocation 40 Portfolio	8.09%
Brighthouse Asset Allocation 100 Portfolio	7.70%
T. Rowe Price Mid Cap Growth Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	12.70%
Brighthouse Asset Allocation 80 Portfolio	11.90%
Brighthouse Balanced Plus Portfolio - Class B	10.45%
TCW Core Fixed Income Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	37.73%
Brighthouse Balanced Plus Portfolio - Class B	22.98%
Brighthouse Asset Allocation 80 Portfolio	18.61%
Brighthouse Asset Allocation 40 Portfolio	18.38%
Victory Sycamore Mid Cap Value Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	6.03%
Organization of Trust II
Trust II is an open-end management investment company registered under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. Trust II is organized as a Delaware statutory trust, pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012, as amended. Effective April 30, 2012, each series (each, a “Maryland Portfolio”) of Metropolitan Series Fund, Inc., a Maryland corporation (the “Maryland Fund”), transferred all of its assets and liabilities to a corresponding Trust II Portfolio of Trust II in exchange for shares of such Portfolio (“Reorganization Shares”) pursuant to an Agreement and Plan of Reorganization that was approved by the Board of Directors and the shareholders of the Maryland Fund. Each Maryland Portfolio thereafter distributed the Reorganization Shares to its shareholders in complete liquidation of the Maryland Portfolio. Each Trust II Portfolio succeeded to the accounting and performance histories of its corresponding Maryland Portfolio. Therefore, any such historical information provided for each Trust II Portfolio of Trust II is that of the corresponding Maryland Portfolio. Trust II assumed the Maryland Fund’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act on April 30, 2012.
The Maryland Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as a corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Maryland Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Ultra-Short Term Bond Portfolio, Jennison Growth Portfolio, Loomis Sayles Small Cap Core Portfolio, Brighthouse/Artisan Mid Cap Value Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio, MFS® Total Return Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio was formerly a series of the New England Zenith Fund.
On April 28, 2008, MFS® Value Portfolio succeeded to the operations of the MFS® Value Portfolio (the “Trust I MFS® Value Predecessor”), a former series of Trust I. On May 1, 2006, the Trust I MFS® Value Predecessor succeeded to the operations of the MFS® Value Portfolio, a former series of the Travelers Series Trust, which was a Massachusetts business trust.
Beneficial Interests in Trust II
The beneficial interests in Trust II are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Amended and Restated Agreement and Declaration of Trust of Trust II permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each series. Currently, the Trustees of Trust II have established and designated 29 series, all of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of Trust II, which is separately managed and has its own investment objective and policies. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by Trust II. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.
The assets received from the sale of shares of a Trust II Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Trust II Portfolio are required to be segregated on Trust II’s books of account and are to be charged with the expenses with respect to that Portfolio. Subject to each class’s expenses, each Trust II Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Trust II Portfolio will be allocated by or under the direction of the Trustees of Trust II in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Trust II Portfolio and the other Trust II Portfolios. In the unlikely event that any Trust II Portfolio has liabilities in excess of its assets, the other Trust II Portfolios may be held responsible for the excess liabilities.
Except as noted, each Trust II Portfolio is classified under the 1940 Act as “diversified”. MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. MetLife Stock Index Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
Trust II is authorized to issue six classes of shares (Class A, Class B, Class D, Class E, Class F and Class G) on behalf of each Trust II Portfolio. The Summary Prospectus and Prospectus for each Trust II Portfolio describe the classes of shares currently being offered. Shares of each class of a Trust II Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under Trust II’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act. Shareholders of each Trust II Portfolio are entitled to receive dividends and other amounts as determined by the Board of Trustees of Trust II.
Control Persons and Principal Holders of the Shares of Trust II
Trust II continuously offers its shares to separate accounts of insurance companies as a funding vehicle for the variable life insurance policies and/or variable annuity contracts offered by such insurance companies. As of March 31, 2026, 100% of the outstanding voting securities of Trust II were owned by separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and/or Metropolitan Tower Life Insurance Company (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2026, Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, and Metropolitan Tower Life Insurance Company were each presumed to be in control (as that term is defined in the 1940 Act) of Trust II. Metropolitan Life Insurance Company and Brighthouse Life Insurance Company of NY are organized under the laws of New York, New England Life Insurance Company is organized under the laws of Massachusetts, Metropolitan Tower Life Insurance Company is organized under the laws of Nebraska and Brighthouse Life Insurance Company is organized under the laws of Delaware. MetLife, Inc. is the parent company of Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company. Brighthouse Financial, Inc. is the ultimate parent company of Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of New York, and New England Life Insurance Company. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.
As of March 31, 2026, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a class of a Trust II Portfolio’s outstanding shares. Each Contract owner’s address is c/o Brighthouse Funds Trust II, 11225 North Community House Road, Charlotte, North Carolina 28277.
Trust II Portfolio – Class	Percentage of Class
MetLife Stock Index Portfolio – Class G
Joseph Chuan	8.89%
MFS® Total Return Portfolio - Class E
Christine E. Stiefel	14.85%
T. Rowe Price Large Cap Growth Portfolio – Class E
David R. Dixon	13.26%

Trust II Portfolio – Class	Percentage of Class
T. Rowe Price Small Cap Growth Portfolio – Class G
Betty H. Thomas	5.60%
As of March 31, 2026, the Portfolios listed below were the record owners of 5% or more of a class of a Trust II Portfolio’s outstanding shares. Each Portfolio’s address is c/o Brighthouse Funds Trust II, 11225 North Community House Road, Charlotte, North Carolina 28277.
Trust II Portfolio – Class	Percentage of Class
Baillie Gifford International Stock Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	33.09%
Brighthouse Asset Allocation 60 Portfolio	27.35%
Brighthouse Balanced Plus Portfolio - Class B	12.08%
Brighthouse Asset Allocation 100 Portfolio	7.16%
Brighthouse Asset Allocation 40 Portfolio	6.85%
BlackRock Bond Income Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	33.42%
Brighthouse Balanced Plus Portfolio - Class B	17.60%
Brighthouse Asset Allocation 80 Portfolio	17.46%
Brighthouse Asset Allocation 40 Portfolio	15.21%
BlackRock Capital Appreciation Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	17.10%
Brighthouse Asset Allocation 60 Portfolio	15.23%
Brighthouse Asset Allocation 100 Portfolio	5.54%
Brighthouse/Artisan Mid Cap Value Portfolio – Class A
Brighthouse Balanced Plus Portfolio - Class B	18.41%
Brighthouse Asset Allocation 60 Portfolio	5.62%
Brighthouse Asset Allocation 80 Portfolio	5.27%
Brighthouse/Dimensional International Small Company Portfolio– Class A
Brighthouse Asset Allocation 80 Portfolio	40.52%
Brighthouse Asset Allocation 100 Portfolio	22.09%
Brighthouse Asset Allocation 60 Portfolio	21.23%
Brighthouse Balanced Plus Portfolio - Class B	16.16%
Brighthouse/Wellington Core Equity Opportunities Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	20.62%
Brighthouse Asset Allocation 80 Portfolio	20.40%
Brighthouse Asset Allocation 40 Portfolio	5.55%
Frontier Mid Cap Growth Portfolio – Class A
Brighthouse Balanced Plus Portfolio - Class B	7.64%
Brighthouse Asset Allocation 80 Portfolio	5.05%
Jennison Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	20.90%
Brighthouse Asset Allocation 60 Portfolio	14.11%
Brighthouse Asset Allocation 100 Portfolio	5.75%
Loomis Sayles Small Cap Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	43.14%
Brighthouse Asset Allocation 60 Portfolio	22.95%
Brighthouse Asset Allocation 100 Portfolio	14.02%
MetLife Aggregate Bond Index Portfolio – Class A
MetLife Multi-Index Targeted Risk Portfolio	81.91%
MetLife Mid Cap Stock Index Portfolio – Class A
MetLife Multi-Index Targeted Risk Portfolio	34.38%
MetLife MSCI EAFE Index Portfolio – Class A
MetLife Multi-Index Targeted Risk Portfolio	54.89%

Trust II Portfolio – Class	Percentage of Class
MetLife Russell 2000 Index Portfolio – Class A
MetLife Multi-Index Targeted Risk Portfolio	23.01%
MetLife Stock Index Portfolio – Class A
MetLife Multi-Index Targeted Risk Portfolio	11.87%
MFS Value Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	26.54%
Brighthouse Asset Allocation 60 Portfolio	24.70%
Brighthouse Asset Allocation 40 Portfolio	6.53%
Brighthouse Asset Allocation 100 Portfolio	6.28%
Neuberger Berman Genesis Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	12.28%
Brighthouse Balanced Plus Portfolio - Class B	6.26%
T. Rowe Price Large Cap Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	26.92%
Brighthouse Asset Allocation 60 Portfolio	16.19%
Brighthouse Asset Allocation 100 Portfolio	8.04%
T. Rowe Price Small Cap Growth Portfolio – Class A
Brighthouse Asset Allocation 80 Portfolio	17.50%
Brighthouse Asset Allocation 60 Portfolio	15.93%
Brighthouse Balanced Plus Portfolio – Class B	7.11%
VanEck Global Natural Resources Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	38.43%
Brighthouse Asset Allocation 80 Portfolio	36.14%
Brighthouse Balanced Plus Portfolio - Class B	9.70%
Brighthouse Asset Allocation 40 Portfolio	8.92%
Brighthouse Asset Allocation 100 Portfolio	5.31%
Western Asset Management Strategic Bond Opportunities Portfolio – Class A
Brighthouse Balanced Plus Portfolio - Class B	14.05%
Brighthouse Asset Allocation 60 Portfolio	12.23%
Brighthouse Asset Allocation 40 Portfolio	10.14%
Brighthouse Asset Allocation 80 Portfolio	9.48%
Western Asset Management U.S. Government Portfolio – Class A
Brighthouse Asset Allocation 60 Portfolio	38.91%
Brighthouse Asset Allocation 40 Portfolio	26.82%
Brighthouse Balanced Plus Portfolio - Class B	17.69%
Shareholder Meetings and Voting Rights
Neither Trust I nor Trust II is required to hold annual meetings of shareholders and neither expects to do so. For certain purposes, a Trust is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Trustees of a Trust when less than a majority of the Trustees have been elected by shareholders. Shareholders of each Portfolio of a Trust vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions that affect only their particular Portfolio. Shareholders of each Portfolio of a Trust vote by class as to matters, such as approval of or amendments to a plan adopted pursuant to Rule 12b-1 that affects only their particular class.
Under the Amended and Restated Agreement and Declaration of Trust of each Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote. Cumulative voting is not permitted in the election of Trustees of a Trust.
Under the Amended and Restated Agreement and Declaration of Trust of each Trust, the Trustees may terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Separate accounts established by the insurance companies are the legal owners of the Portfolios’ shares, and have the right to vote those shares. Owners of the variable life insurance policies and/or variable annuity contracts issued by the insurance companies have the right to instruct the insurance companies how to vote the shares of the Portfolios that are attributable to the owners’ contracts. Although Contract owners are not directly shareholders of the Portfolios, they have this right because some or all of their contract value is invested, as provided by their contracts, in one or more Portfolios. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with voting instructions received from owners of the contracts issued by that separate account. The number of shares as to which voting instructions may be given under a contract is determined by the number of full and fractional shares of a Portfolio held in a separate account with respect to that particular contract. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All shares of a Portfolio held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received.
Application of CFTC Rules to the Portfolios
The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). However, with respect to the Trust I Portfolios, except those Trust I Portfolios set forth below, and the Trust II Portfolios, (collectively, the “Excluded Pools”), the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA pursuant to CFTC Rule 4.5 (the “Exclusion”). Therefore the Adviser, with respect to the Excluded Pools, is not subject to registration or regulation as a commodity pool operator under the CEA.
To qualify for the Exclusion, the Excluded Pools are limited in their ability to use or have exposure to certain derivatives, such as futures, certain options, and swaps. If a Portfolio’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser would be subject to regulation as a CPO with respect to the Portfolio, and the Adviser would be required to comply with applicable CFTC regulations with respect to the Portfolio. Compliance with CFTC regulations may increase the Portfolio’s operating expenses.
With respect to each of the following Trust I Portfolios (the “Pools”), the Adviser is registered as a CPO with the CFTC: AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio and Schroders Global Multi-Asset Portfolio.
The Adviser, with respect to the Pools, is subject to regulation by the CFTC under the CEA. With respect to the Pools, the Adviser has elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements through compliance with applicable SEC requirements. Similarly, if the Adviser no longer qualifies for the Exclusion with respect to an Excluded Pool, it is anticipated that the Adviser would elect to comply with certain CFTC disclosure, reporting, and recordkeeping requirements with respect to such Portfolio through its compliance with applicable SEC requirements.
Monitoring for Material Irreconcilable Conflicts
Currently, shares of the Trusts are available only to separate accounts of insurance companies, including insurance companies affiliated with BIA, as an investment vehicle for variable life insurance or variable annuity products. Shares of the Trusts may be offered to other separate accounts of other insurers in the future.
A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with an exemptive order issued by the SEC, each Trust’s Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with Brighthouse Life Insurance Company. Such events might include changes in state insurance law or U.S. federal income tax law, changes in investment management of any Portfolio of a Trust or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with a Trust, each insurance company investing in the Trust is responsible for monitoring and reporting any such conflicts to the Trust and for proposing and executing any necessary remedial action. The Board of Trustees of each Trust has an obligation to determine whether such proposed action adequately remedies any such conflicts.

FINANCIAL STATEMENTS
The financial statements of the Trust I Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust I Portfolios’ independent registered public accounting firm, all of which are included in the Form N-CSR filing of Trust I for the fiscal year ended December 31, 2025 and as filed with the SEC on March 6, 2026 (SEC Accession No. 0001193125-26-095923), are all incorporated by reference herein and are legally considered to be a part of this SAI. The financial statements of the Trust II Portfolios, including the notes to the financial statements, the financial highlights, and the reports of the Trust II Portfolios’ independent registered public accounting firm, all of which are included in the Form N-CSR filing of Trust II for the fiscal year ended December 31, 2025 and as filed with the SEC on March 6, 2026 (SEC Accession No. 0001193125-26-095939), are all incorporated by reference herein and are legally considered to be a part of this SAI.

DISCLAIMER ABOUT MSCI INDEX
THE METLIFE MSCI EAFE® INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES WITH RESPECT TO THE PORTFOLIO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A
DESCRIPTION OF SECURITY RATINGS
Moody’s Ratings
Global Long-Term Ratings
Credit ratings are assigned on Moody’s global long-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa
Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa
Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and
A-1

the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Global Short-Term Ratings
Credit ratings are assigned on Moody’s global short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1
Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2
Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3
Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
A-2

S&P Global Ratings
Long-Term Issue Credit Ratings
A long-term issue credit rating is typically assigned to an obligation with an original maturity of greater than 365 days. Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•
The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the imputed promise; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C
Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
A-3

CCC
An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR
This indicates that a rating has not been assigned or is no longer assigned.
Short-Term Issue Credit Ratings
Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:
A-1
A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
A-4

B
A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
A-5

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structure: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
Contingent upon final documentation: ‘*’ qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.
Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
A-6

Provisional ratings: ‘pr’ inactive qualifier
The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
Quantitative analysis of public information: ‘q’ inactive qualifier
A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier
The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
A-7

Fitch Ratings, Inc.
Long-Term Obligation Ratings
Probability of Default & Loss Ratings
Ratings of individual securities or financial obligations of a financial and non-financial corporate issuer, a sovereign or a supranatural address relative vulnerability to default on an ordinal scale. A measure of recovery given default on that liability is also included in the rating assessment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except debtor-in-possession (“DIP”) obligation ratings that are not based off an IDR, and senior tranches of Enhanced Equipment Trust Certificates, for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection.
At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality
“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality
“AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
“A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality
“BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative
“BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative
“B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk
“CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk
“CC” ratings indicate very high levels of credit risk.
A-8

C: Exceptionally high levels of credit risk
“C” indicates exceptionally high levels of credit risk.
The ratings of corporate finance obligations are linked to IDRs (or sometimes Viability Ratings (“VR”) for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or VR (e.g., in respect of certain hybrid securities). For details, please see the section Recovery Ratings below. For performing obligations, the obligation rating represents the risk of default including the effect of expected recoveries on the credit risk should a default occur.
If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
The table below provides a summary of the possible interpretations of low speculative-grade obligations ratings in corporate finance, differentiated by performing obligations and non-performing obligations or issuers. The table below does not apply to DIP issue ratings.
Instrument Ratings for Combinations of Issuer IDRs and RRs
Long-Term IDR for distressed and defaulted issuers
	B+	B	B-	CCC+	CCC	CCC-	CC	C/RD/D
RR1	BB+	BB	BB-	B+	B	B-	CCC+	CCC
RR2	BB	BB-	B+	B	B-	CCC+	CCC	CCC-
RR3	BB-	B+	B	B-	CCC+	CCC	CCC-	CC
RR4	B+	B	B-	CCC+	CCC	CCC-	CC	C
RR5	B	B-	CCC+	CCC	CCC-	CC	C	C
RR6	B-	CCC+	CCC	CCC-	CC	C	C	C
IDR – Issuer Default Rating; RR – Recovery Rating
Note: Assumes no incremental non-performance risk in instrument rating relative to the IDR
Source: Fitch Ratings
For Obligations of Non-Financial Corporate Issuers with more than one instrument with a recovery rating of RR6, instruments with comparatively weaker contractual / structural features within this category can be rated one notch lower than suggested by the table above. For example, if a Non-Financial Corporate issuer has an IDR of ‘B+’ and two or more obligations with a recovery rating of ‘RR6’ which differ in terms of contractual/structural features, the weaker instruments can be rated at a level of ‘CCC+’. This differentiation is only made in the case of IDRs of ‘CCC’ and above.
Corporate finance and sovereign defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
A-9

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding Recovery Prospects Given Default
“RR1” rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.
RR2: Superior Recovery Prospects Given Default
“RR2” rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.
RR3: Good Recovery Prospects Given Default
“RR3” rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.
RR4: Average Recovery Prospects Given Default
“RR4” rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.
RR5: Below Average Recovery Prospects Given Default
“RR5” rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.
RR6: Poor Recovery Prospects Given Default
“RR6” rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.
Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality
The intrinsic capacity for timely payment of financial commitments is adequate.
A-10

B: Speculative short-term credit quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk
Default is a real possibility.
RD: Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-11

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APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
Trusts:
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Adviser:
Brighthouse Investment Advisers, LLC
Subadvisers:
AllianceBernstein L.P.
Allspring Global Investments, LLC
Artisan Partners Limited Partnership
Baillie Gifford Overseas Limited
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock International Limited
CBRE Investment Management Listed Real Assets LLC
Dimensional Fund Advisors LP
Eaton Vance Management
Franklin Advisers, Inc.
Frontier Capital Management Company, LLC
Harris Associates L.P.
Invesco Advisers, Inc.
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
Loomis, Sayles & Company, L.P.
Massachusetts Financial Services Company
MetLife Investment Management, LLC
Morgan Stanley Investment Management Inc.
Neuberger Berman Investment Advisers LLC
Pacific Investment Management Company LLC
PanAgora Asset Management, Inc.
Schroder Investment Management North America Inc.
Schroder Investment Management North America Limited
SSGA Funds Management, Inc.
TCW Investment Management Company LLC
T. Rowe Price Associates, Inc.
T. Rowe Price Investment Management, Inc.
Van Eck Associates Corporation
Victory Capital Management Inc.
Wellington Management Company LLP
Western Asset Management Company, LLC

Brighthouse Funds Trust I and
Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS:
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Proxy Voting Policy and Procedures
POLICY:
The Trusts’ policy is to seek to ensure that proxies relating to the securities held in the Portfolios are voted in the best interests of the Trusts’ shareholders. The Trusts have delegated the proxy voting responsibilities with respect to each Portfolio to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, BIA has, in turn, delegated the proxy voting responsibilities with respect to certain Portfolios, as outlined below, to such Portfolio’s Subadviser.
BIA and the Subadvisers shall have reasonably designed proxy voting policies and procedures in place and shall monitor their compliance with these policies and procedures. The policy and procedures may be amended from time-to-time in response to future developments including operational experience, the creation of new portfolios, and regulatory changes.
BIA AND SUBADVISER RESPONSIBILITIES:
BIA serves as the investment adviser to the Trusts’ Portfolios. BIA is responsible for the selection and ongoing monitoring of the Subadvisers who provide the day-to-day portfolio management for most Portfolios. The following Portfolios, however, have no subadviser. For these Portfolios BIA provides day-to-day portfolio management and has retained proxy voting authority:
(i)
Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, Brighthouse Asset Allocation 80 Portfolio, Brighthouse Asset Allocation 100 Portfolio, American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”); and
(ii)
American Funds Growth Portfolio
In addition, BIA serves as day-to-day manager of the base portions of two Portfolios for which a Subadviser provides a risk management overlay: Brighthouse Balanced Plus Portfolio and MetLife Multi-Index Target Risk Portfolio (“Balanced Plus” and “MITR", respectively). The voting securities held by the Asset Allocation Portfolios, Balanced Plus, and MITR respectively consist of shares of other open-end registered investment companies (“Underlying Portfolios”). The American Funds Growth Portfolio is a “feeder” fund; it invests solely in shares of the American Funds Growth Fund (“Growth Fund”).
PROCEDURES:
As part of its ongoing due diligence and compliance responsibilities, BIA shall seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. BIA Compliance shall review each Subadviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Subadviser to manage a Portfolio and monitor the implementation of each Subadviser’s proxy voting policies and procedures as part of our Subadviser oversight (at least annually). BIA Compliance and Funds Compliance will likewise seek to ensure that BIA maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.
Voting of Proxies
Asset Allocation Portfolios, Balanced Plus and MITR
BIA shall vote any proxy received from an underlying Trust
Portfolio in the same proportion as the vote of other contract owners of that Portfolio; BIA shall vote any proxy received
from one of the underlying American Funds in the same
proportion as the vote of other shareholders of the underlying
American Fund.

American Funds Growth Portfolio	BIA shall vote the Portfolio’s shares in the same proportion as the vote of other shareholders of the underlying Growth Fund.

All Other Portfolios	All proxies with respect to a Portfolio holding shall be voted by the Subadviser in accordance with its proxy voting policies and procedures.
Subadvisers’ Proxy Voting Policies and Procedures
Each Subadviser shall be required to maintain proxy voting policies and procedures that satisfy the following elements:-
A)
Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide copies of such policies and procedures to the Trusts and BIA upon request.
B)
Fiduciary Duty: The Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.
C)
Conflicts of Interest: The Subadviser’s policies and procedures must include appropriate procedures to identify and resolve, as necessary, all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.
D)
Voting Guidelines: The Subadviser’s policies and procedures must address with reasonable specificity how the Subadviser shall vote proxies, or what factors it will consider when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.
E)
Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.
F)
Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Trusts and BIA such information and records with respect to proxies relating to the Trusts’ Portfolio securities as required by law (e.g., in connection with the Trusts’ annual filings on Form N-PX) and as the Trusts or BIA may reasonably request.
BIA’s Proxy Voting Policies and Procedures
BIA shall be required to maintain similarly appropriate proxy voting policies and procedures.
RESPONSIBILITY:
Disclosure of Trusts’ Proxy Voting Policies and Procedures and Voting Record
BIA, on behalf of the Trusts, shall take reasonable steps as necessary to seek to ensure that each Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. BIA Legal (including, at its option, through third-party service providers) shall monitor the implementation of the Trusts’ proxy policy and procedures to reasonably ensure that the actual proxy voting record of BIA and the Subadvisers with respect to the Trusts’ portfolio securities are collected, processed and filed with the SEC and delivered to the Trusts’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.
Reports to Trusts’ Board
BIA Legal shall periodically (but not less frequently than annually) report to the Board with respect to the Trusts’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of BIA and the Subadvisers with respect to the Portfolio securities of each Trust, and any other information requested by the Board.
EFFECTIVE AS OF:	May 22, 2012
AMENDED AS OF:	April 29, 2013; January 3, 2017; April 1, 2020; November 30, 2022

Brighthouse Investment Advisers, LLC

BRIGHTHOUSE INVESTMENT ADVISERS, LLC (“BIA”)
Proxy Voting Policy
POLICY:
It is BIA’s policy to seek to ensure that proxies are voted in the best interests of its clients. Brighthouse Funds Trust I and Brighthouse Funds Trust II (together, the “Trusts”) have delegated the proxy voting responsibilities with respect to each Portfolio to BIA. Because BIA views proxy voting as a function that is incidental and integral to portfolio management, BIA has, in turn, delegated the proxy voting responsibilities with respect to certain Portfolios, as outlined below, to such Portfolio’s Subadviser.
PROCEDURES:
For all Portfolios other than the Asset Allocation Portfolios, MetLife Multi-Index Target Risk Portfolio (“MITR”), Brighthouse Balanced Plus Portfolio (“Balanced Plus”), the American Funds Allocation Portfolios, and the American Funds Master-Feeder Portfolio:
•
Each Subadviser’s proxy voting policies and procedures must satisfy at a minimum the following requirements:
•
Written policies and procedures. Each Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and provide BIA with copies of such policies and procedures (or a summary thereof) for inclusion as an exhibit to the Trusts’ statement of additional information.
•
Fiduciary duty. Each Subadviser’s policies and procedures must be reasonably designed to ensure that the Subadviser votes securities in the best interests of its clients.
•
Conflicts of interest. Each Subadviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including such Subadviser’s affiliates) and its clients before voting client proxies.
•
Voting guidelines. Each Subadviser’s policies and procedures must address how the Subadviser will vote proxies and what factors it will consider when voting on particular types of matters.
•
Monitoring proxy voting. Each Subadviser must have an established system that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.
•
Record retention and inspection. Each Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. Each Subadviser must provide to BIA such information and records with respect to proxies relating to the Fund’s Portfolio securities as BIA may reasonably request.
For the Asset Allocation Portfolios, MITR and Balanced Plus, all of which invest in other Trust Portfolios (“Underlying Portfolios”):
•
BIA shall vote any proxy received from an Underlying Portfolio in the same proportion as the vote of other contract owners of that Underlying Portfolio.
•
For the American Funds Allocation Portfolios and the American Funds Master- Feeder Portfolio, all of which invest in other American Funds (each, an “American Funds Underlying Portfolio”):
•
BIA shall vote any proxy received from an American Funds Underlying Portfolio in the same proportion as the vote of other shareholders of the American Funds Underlying Portfolio with respect to a particular proposal.
RESPONSIBILITY:
Funds Compliance shall obtain each Subadviser’s proxy voting policies and procedures (or the summary thereof) as set forth above.
REQUIREMENTS:
•
Rule 206(4)-6 under the Advisers Act requires registered investment advisers (including subadvisers) that exercise voting authority with respect to client securities to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients; (b) disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and (c) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
•
Rule 30b1-4 under the 1940 Act requires funds to file an annual report on Form N- PX not later than August 31 of each year, containing the fund’s proxy voting record for the most recent twelve-month period ended June 30.
•
Item 17(f) of Form N-1A requires a fund to describe the policies and procedures of its investment adviser(s) that the fund uses, or that are used on the fund’s behalf, to determine how to vote proxies relating to portfolio securities.

ADOPTED:	September 15, 2004
REVISED:	May 1, 2005; May 1, 2009; June 19, 2009; April 29, 2013; January 3, 2017; December 1, 2022

AllianceBernstein L.P.

PROXY VOTING AND GOVERNANCE POLICY
October 2025
1.
INTRODUCTION
AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.1
This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
RESEARCH UNDERPINS DECISION MAKING
As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.
For accounts where proxy voting is directed by clients or newly acquired subsidiary companies, voting decisions may deviate from this Policy. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy. We do not offer different versions of our Proxy Voting and Governance Policy.
RESEARCH SERVICES
To facilitate the efficient and accurate voting of our client’s securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.
ENGAGEMENT
In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

1
Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes that we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
ESCALATION STRATEGIES
Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.
2.
PROXY VOTING GUIDELINES
Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.
We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.
SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK
AB’s commitment to maximizing the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Shareholder proposals often address environmental, social and governance (“ESG”) disclosures, which we believe can in some cases help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a comprehensive set of risks and opportunities, including but not limited to material EST issues, from a long-term shareholder value perspective. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:
•
The materiality of the mentioned ESG issue for the company’s business
•
The company’s current practice, policy and framework
•
The prescriptiveness of the proposal – does the shareholder make a request that unreasonably burdens management?
•
The context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?
•
How does the proposal add value for the shareholders?
We do not vote in favor of all ESG-related proposals. This shareholder proposal assessment framework applies to all proposals slated by shareholders, globally.
3.
DIRECTOR ELECTIONS
AB’s approach to voting on director elections is grounded in the belief that directors should represent shareholder interests and ensure management is maximizing long-term shareholder value. We generally vote in favor of the management-proposed slate of directors, but we consider a number of factors, including local market best practice, when making our decision. Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. These interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we believe that companies should have a majority of independent directors and independent key committees. We will incorporate local market regulation and corporate governance codes into our decision making, though we may support requirements that surpass market regulation and corporate governance codes if we believe they will improve corporate governance practices.

We consider a director to be independent if they meet the criteria for independence set forth by the primary exchange or the best practice code in the country where the company is domiciled. We also take into account affiliations, related party transactions, and prior service to the company.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We prioritize transparency and disclosure in our analysis of director elections. If there is insufficient information about nominees disclosed in the proxy statement, we may abstain or vote against.
We also take into account compensation, audit, and governance practices when evaluating directors. If a company lacks a formal key committee or has demonstrated poor practices in these areas, we may vote against relevant directors, which may include committee chairs, committees as a whole, or the full board in cases of multi-year concerns.
Finally, we are committed to engaging with company management to resolve issues that arise. We may do so through phone, written, virtual or in-person communication until a satisfactory resolution is reached.
Majority Vote Standard
Sound corporate governance requires that shareholders have a meaningful say in the company’s affairs. We believe that electing directors by a majority of votes cast at an annual meeting is a better method than plurality voting. Under plurality voting standards, a director could be elected by a single affirmative vote even if a majority of shareholders withheld support.
AB also views majority voting provisions as beneficial to director accountability. Therefore, we generally support companies amending their by-laws to require director nominees be elected by an affirmative vote of a majority of the votes cast. However, we recognize that in contested elections where the number of nominees exceeds the number of board seats, a carve-out should be provided to allow for plurality voting. While we generally prefer a majority vote standard, we may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Board Leadership
We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong lead independent director. AB therefore generally supports the establishment of a lead independent director if the chairman is non-independent. We believe that having a robust lead independent director role with clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, is an effective way to balance governance.
If a company already has a lead independent director in place with robust responsibilities, we will generally oppose proposals that require an independent board chairman, unless there are additional concerns regarding board leadership or broader corporate governance.
Classified Board
Typically, a classified board is divided into three classes, each holding office for a term of three years, with only a portion of the board being elected or replaced each year. We generally favor declassified boards, but we may take a case-by-case approach if certain conditions are met, such as an adequate sunset provision, a justifiable financial reason, or if the issuer is a non-operating company such as closed-end funds.
Board Capacity
We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities.
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Non-Executive Directors: AB generally votes against the appointment of non-executive directors who serve on more than four public company boards.
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Active CEOs: AB generally votes against the appointment of active CEOs who serve on more than two public company boards.
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Active CEO of the Company Under Voting Consideration: For CEOs of the company under consideration, AB generally votes against their appointment if they serve on more than three public company boards.

Board Composition
Diversity is an important element of assessing a board’s composition, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, which may include professional experience, tenure, age, gender, ethnicity, and/or nationality. We comply with the requirements of local market regulation and note that several European countries legally require board-level gender diversity at publicly listed companies.
Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member such as a nominating committee member if the chair is not up for election, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership, or has made recent improvements).
4.
Compensation
Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees. Incentives should be aligned with shareholder interests to facilitate long-term value creation and sustainable performance.
Executive Compensation
It is crucial to establish a direct correlation between variable pay and the company’s operational and financial performance, through metrics that are challenging and align with the company’s strategy. Compensation plans are often complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed executive compensation plan within the framework of four guiding principles, each of which ensures a company’s compensation plan helps to align the long-term interests of management with shareholders:
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Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
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Compensation costs should be managed in the same way as any other expense;
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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a material adverse financial or reputational effect on the company and;
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In granting awards, management should clearly exhibit integrity and a rigorous decision-making process.
Further, we believe that compensation plans should be sufficiently long-term oriented. Long-term incentive plans should adhere to a minimum of three-year vesting periods and clearly target long-term financial goals. We are generally unsupportive of special bonuses that are not explicitly tied to a company’s financial performance or lack multi-year vesting periods. If a retention grant is awarded, we expect companies to provide a rationale detailing how the award aligns with business needs and overall strategy. In cases where the compensation committee has exercised discretion to adjust pay outcomes, we expect a detailed justification and explanation of the method used to determine the adjustment. Additionally, we expect disclosure on how the revised outcome is consistent with the shareholders' interests.
We believe that compensation plans should include clawback provisions that require executives to relinquish their awards if their compensation was based on erroneous financial statements or deceitful business practices.
We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
Equity Compensation Plans
Equity compensation plans (or “omnibus stock plans”) are intended to align the interests of employees and executives with those of shareholders by providing stock-based incentives. While we generally support the use of equity in compensation plans, we assess each plan on a case-by-case basis. Our evaluation criteria include the overall cost of the plan, potential dilution to shareholders, historical burn rates, and the specific design features of the plan. We may vote against equity compensation plans that contain provisions that are misaligned with shareholder interests, such as the ability to reprice options without shareholder approval or the inclusion of evergreen provisions.

Director Compensation
For non-executive directors, we believe that compensation should be structured in such a way that it does not compromise their independence. We will generally oppose performance-based variable remuneration for non-executive directors.
5.
Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. We recognize that there may be potential conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we consider the proportion of non-audit fees to total fees and other factors like auditor tenure to assess independence. Excessive non-audit fees may lead us to vote against the auditor and/or audit committee members. In determining what is excessive we exclude non-audit fees related to extraordinary events such as IPOs, bankruptcy emergence, and spin-offs. Additionally, we may vote against or abstain if the audit firm is not disclosed, considering local market practices.
In some markets, companies are required to submit their financial statements for shareholder approval. We generally approve financial statements unless there are reasons to vote otherwise, such as if the information is not made available prior to the meeting. In markets requiring the election of internal statutory auditors (e.g., Japan), we generally support management’s nominees if they meet regulatory requirements. However, we may vote against nominees who are designated independent statutory auditors but serve as executives of a subsidiary or affiliate of the issuer, or if there are other reasons to question their independence. We review proposals to limit auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
6.
Transactions and Special Situations
Transactions, Restructuring, Mergers and Acquisitions
Proposals requesting shareholder approval for corporate restructurings, merger and acquisitions, and spin-offs are evaluated on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value. We consider a multitude of factors that could impact the company’s future performance and shareholder returns, including the board’s rationale behind the transaction, the potential financial benefits and risks, the alignment with the company’s long-term strategic goals, and the overall integrity of the transaction process. We may abstain from voting on transactions in instances where there is insufficient information.
Shareholder Rights Plans
Our approach to voting on shareholder rights plans, or poison pills, is grounded in our commitment to protecting shareholder rights and maximizing long-term value. Accordingly, we assess these proposals on a case-by-case basis. We will oppose poison pills that unreasonably seek to impede takeovers or entrench management. We may support proposals which protect shareholders’ right to consider and potentially accept a compelling offer. Additionally, we may support net operating loss rights plans when the protection of a company’s tax assets is material to its financial health and future value. We generally support shareholder proposals that require the company to submit a shareholder rights plan to a shareholder vote, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
7.
Shareholder Rights
Capital Sturcture
The one share, one vote principle—that voting power is proportional to an one’s economic interest— is preferred to ensure the board is accountable to shareholders. AB’s general expectation of companies with multi-class equity structures carrying unequal voting rights (or “supervoting shares”) is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include a sunset provision or periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class share structures and articulate why the structure is beneficial for long-term shareholders. If a multi-class share structure is in place without adequate safeguards, AB will generally vote against relevant directors.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time for certain companies, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB may refrain from voting against relevant directors if the multi-class capital structure is subject to a formal sunset provision, or if company-specific conditions warrant it.

Proxy Access
Proxy access allows “qualified shareholders” to nominate directors. Our voting stance typically favors proposals for proxy access that adhere to the 2010 SEC proposal (since vacated) which allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework. We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
Majority Vote Standard for Charter & Bylaw Amendments
We generally favor the implementation of simple majority vote requirements for charter and bylaw amendments. This means that a proposal would only need to receive a majority of votes cast in order to be approved. We believe that this approach promotes greater shareholder accountability and ensures that the will of the majority is reflected in important decisions affecting the company. As such, we will generally vote for proposals to reduce supermajority voting requirements, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Special Meetings
We are generally supportive of the right for shareholders to call special meetings, which allows shareholders to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support proposals to establish shareholders’ right to call a special meeting if one is not already in place. When evaluating proposals to reduce the existing special meeting right threshold, we will assess the potential abuse of the right based on the company’s current share ownership structure, and whether the request goes beyond market practice.
Written Consent
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we may oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
8.
Material Environmental and Social Issues
Climate
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potential material risk to the sustainability of a wide range of business activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We evaluate these proposals on a case-by-case basis, taking into account the materiality of the issue to the business and whether the proposal is of added benefit to shareholders. We will additionally consider company specific context as well as our ongoing research and engagements for evaluating the company’s existing policies and practices.
For proposals related to climate change, we will carefully assess the company’s current policies/disclosures and its incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

For issuers with material exposure to climate risk, AB assess the climate risk management strategy by considering factors such as, but not limited to:
Emissions Metrics and Targets
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Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions?
Climate Risk Management
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Does the company perform scenario analysis that includes the use of a widely recognized, scientifically based 1.5 degree scenario?
Governance
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Does the board provide oversight on the issuer’s climate change strategy?
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Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?
Disclosure
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Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure?
Biodiversity
Companies are increasingly recognizing the importance of managing biodiversity and nature-related factors to generate long-term financial returns for shareholders. This can be achieved by implementing appropriate risk oversight and establishing relevant metrics and targets to manage their reliance on, impact on, and use of natural capital. Companies—particularly those that have significant impacts on local environments or have supply chains exposed to locations with biodiversity-related risk—should disclose how they integrate these factors into their strategy and how they manage material risks and opportunities relating to biodiversity. Additionally, companies should consider engaging with stakeholders, including local communities and conservation organizations, to ensure that their activities do not have a negative impact on biodiversity, which could potentially cause negative reputational or financial risks. Accordingly, we will vote on proposals related to biodiversity on a case-by-case basis.
Political Spending
We believe that increased transparency in political contributions and lobbying expenses is essential for ensuring accountability and promoting responsible corporate citizenship. As such, we generally vote in favor of proposals that request increased disclosure of these expenses, including those paid to trade organizations and political action committees at the federal, state, or local level. By doing so, we can better understand how a company is using its resources to influence political decisions and ensure that these activities align with its stated values and principles and are in the best interests of shareholders. Increased transparency can also help to mitigate reputational risks and promote public trust in the company. We believe that companies have a responsibility to disclose their political contributions and lobbying expenses to their shareholders and the public.ccordingly, we will vote on proposals related to biodiversity on a case-by-case basis.
Human Capital Management
Human capital management is a critical component of a company’s long-term success. Companies should provide fair compensation and benefits, as well as opportunities for career growth and advancement. Additionally, companies should prioritize employee health and safety, both physical and mental, and provide a supportive work environment that fosters collaboration and innovation. Effective communication and engagement with employees is also essential for building a strong corporate culture and ensuring that employees feel valued and heard. By prioritizing human capital management, companies can attract and retain top talent, foster innovation and creativity, and ultimately drive long-term value for shareholders. We will vote case-by-case on proposals related to human capital management considering a company’s current practices, policies and disclosures.

9.
Conflicts of Interest
Introduction
As a fiduciary, we must always act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below (see Handling Potential Conflicts of Interest section below) have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
Adherence to Stated Proxy Voting Policies
Subject to client guidelines, votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in the Handing Potential Conflicts of Interest section of the Policy below. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
Disclosure of Conflicts
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.
Potential Conflicts
Potential conflicts related to proxy voting may include, but are not limited to, the following:
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Votes involving publicly traded clients of AB;
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Votes involving publicly traded companies that distribute AB mutual funds;
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Votes where investment teams have different views;
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Votes involving any clients that try to advocate for proxy voting support;
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Voting contrary to the Policy; and
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Any other company subject to a material conflict of which a Committee member becomes aware.
We determine our votes for all meetings of companies that may present a conflict by applying the processes described in the Handling Potential Conflicts of Interest section below. We document all instances when the Conflicts Officer determines our vote.

Handling Potential Conflicts of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:
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If our proposed vote is consistent with the Policy, no further review is necessary.
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If our proposed vote is contrary to the Policy, the vote will be presented to AB’s Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:
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Recuse or “wall-off” certain personnel from the proxy voting process;
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Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or
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Take other actions as the Conflicts Officer deems appropriate.
Review of Third-Party Proxy Service Vendors
AB engages one or more Proxy Service Vendors to provide voting research and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.
The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that AB’s primary Proxy Service Vendor(s) is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
Confidential Voting
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Investment Stewardship Team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
A Note Regarding AB’s Structure
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
10.
Voting Transparency
We publish our voting records on our website one business day after the shareholder meeting date for each issuer company.
Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
11.
Record Keeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
Proxy Voting and Governance Policy
The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
Proxy Statements Received Regarding Clients’ Securities
For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
Records of Votes Case on Behalf of Clients
Records of votes cast by AB are retained electronically by our proxy research service vendor.
Pre-Disclosure of Vote Intentions on Select Proposals
As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.
Disclosure of Holdings
It is AB’s policy to not disclose holdings information of its discretionary managed accounts outside what is required to be disclosed in a regulatory filing. However, AB will disclose this holdings information to the issuers of the securities subject to an upcoming vote as required by local law or regulation.

Documents Prepared by AB That Are Material to Voting Decisions
The Investment Stewardship Team is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Investment Stewardship Team.
12.
Proxy Voting Procedures
Voting Administration
To efficiently execute proxy voting for clients’ holdings, AB uses ISS to submit votes electronically.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. AB’s Investment Stewardship Team assesses the proposals via ISS’s web platform, Proxy Exchange, and submits all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. All votes are reviewed real-time by an offshore proxy review team to verify that the executed votes are aligned with our Policy. Votes for significant holdings, as defined by our stake, are additionally reviewed on a monthly basis by the Investment Stewardship Team to ensure their compliance with our Policy.
If necessary, any paper ballots we receive will be voted electronically or via mail or fax.
Share Blocking and Abstaining from Voting Client Securities
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.
If you have any questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

Allspring Global Investments, LLC

Proxy Voting Policies and Procedures
Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.
Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:
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Allspring Global Investments, LLC
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Allspring Funds Management, LLC
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Allspring Global Investments (UK) Limited
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Allspring Global Investments Luxembourg S.A.
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Allspring Global Investments (Singapore) Pte. Ltd
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Galliard Capital Management, LLC
Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.
Governance and Administration
Proxy Governance Committee
Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.
PGC Meetings
PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.
PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.
Proxy Due Diligence Working Group
PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration
Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.
Third Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.
Proxy Voting Procedures
Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).
Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.” 3 However, two types of proxy matters are subject to additional review:
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Any proxy matters deemed of “high importance”4 (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of investee company management will be referred to Portfolio Management5 for case-by-case review and vote determination.
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Any proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management5 for case-by-case review and vote determination.
Allspring Proxy Voting Guidelines
The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

1
Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
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The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
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As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
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The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5
Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, ”high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.

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We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
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We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
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In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
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We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
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We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.
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We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
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We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
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We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
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We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.
General Guidelines on Shareholder Proposals
When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.
Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”
Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.
Conflicts of Interest
As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:
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Instructing ISS to vote in accordance with its recommendation
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Disclosing the conflict to the relevant client and obtaining its consent before voting
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Submitting the matter to the relevant client to exercise its authority to vote on such matter
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Engaging an independent fiduciary who will direct the vote on such matter
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Voting in proportion to other shareholders (“mirror voting”)
Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.
Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:
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A copy of these Policies and Procedures

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Proxy statements received for client securities (which ISS maintains on behalf of Allspring)
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Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring)
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Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records
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Any documents prepared by Allspring or ISS that were material to making a proxy voting decision
Such proxy voting books and records shall be maintained at an office of Allspring for a period of six years.
Disclosure of Policies and Procedures and Voting Results
These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.
Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.
Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.
Approved by PGC: February 2025
Effective date: 1 March 2025

Artisan Partners Limited Partnership

Artisan Partners Proxy Voting Policy
August 2025
Introduction
As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.
Responsibility for Voting
Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.
Primary Consideration in Voting
When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.
Engagement of Service Provider
Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged an additional service provider, Glass, Lewis & Co. (GL) to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.
Voting Guidelines
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Client Policy—If Artisan Partners has agreed to vote in accordance a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.
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No Client Policy—If Artisan Partners has not agreed to vote in accordance with a client’s proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.
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Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:
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No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

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Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.
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Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. In addition, in some non-U.S. jurisdictions issuers may require documentation that is difficult to obtain or produce as a condition of voting. Therefore, in some cases, those shares will not be voted.
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Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Therefore, in most cases, those shares will not be voted. Artisan Partners may seek to recall securities on loan to vote a proxy when Artisan Partners determines that the value of voting outweighs the cost of recalling shares.
Proxy Voting Committee
Artisan Partners’ Proxy Voting Committee is responsible for:
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Overseeing the proxy voting process
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Reviewing this Proxy Voting Policy at least annually and developing the Guidelines
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Granting authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting
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Making determinations as to the votes to be cast with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest.
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Reviewing any voting discrepancies or operational issues identified through the Proxy Administrator’s reconciliation process
The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Unless otherwise noted herein, action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.
Administration
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Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.
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Receipt and Recording of Proxy Information—The legal and compliance department is responsible for establishing in the records for each client if the client has:
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vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and
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adopted a proxy voting policy that Artisan Partners is required to follow.
Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.
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Notification to Custodian and ISS—For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.
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ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.
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Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.
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Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.
Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.
Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.
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Voting Analysis—ISS or GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.
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For votes directed by the investment team:
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the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the investment team(s) shall notify a Proxy Administrator, who will then provide a member of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. A member of the Proxy Voting Committee shall consider the investment team’s recommended vote, any analysis available from ISS or GL and whether the vendor has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set forth in this Policy. In the absence of a conflict of interest, the Proxy Voting Committee will generally follow the recommendation.
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In certain circumstances, investment team(s) shall be granted access to cast their ballots directly with the proxy data provider. After submission, a Proxy Administrator shall follow standard record keeping processes to document the vote. In cases where the subject security could present a conflict of interest, the Proxy Administrator shall follow the process outlined below.
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For votes relating to routine or corporate administrative items (as identified in the Guidelines) other than investment team directed votes as described above:
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the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.
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For all other votes (identified as discretionary issues in the Guidelines):
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the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.
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The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL have a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

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In the absence of a conflict of interest, the Committee will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.
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If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL or provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If none of the vendors meet these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.
In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.
Review of Votes Cast
On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy. Any voting discrepancies or operational issues identified through this reconciliation are recorded and reviewed by the Proxy Voting Committee at its next meeting.
In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.
Records and Reports
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Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.
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Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:
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For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.
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For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

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Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:
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a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;
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a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;
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a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and
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a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.
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Records— Retention—All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations
Date of Last Revision:	13 August 2025
Applicable to:	Artisan Partners Limited Partnership Artisan Partners UK LLP

I.
Background
The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy data provider.
The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. The proxy data provider is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.
The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.
In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.
II.
General Guidelines
A.
Reliance on Information Provided by and Due Diligence of the proxy data provider—Artisan Partners may rely on the information provided by and due diligence efforts of the proxy data provider in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by the proxy data provider is incorrect.
B.
Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or the proxy data provider on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.
C.
Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. In some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted. Artisan Partners may seek to recall securities on loan to vote a proxy when Artisan Partners determines that the value of voting outweighs the cost of recalling shares.
D.
Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities and the position(s) remain within the account, it will vote in accordance with the recommendations of the proxy data provider.

E.
Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.
III.
Routine and Corporate Administrative Items
A.
Operational Items
1.
Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals if Artisan Partners favors all proposals following an agenda item to adjourn.
2.
Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
3.
Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.
4.
Change Company Name—Vote FOR proposals to change the corporate name.
5.
Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.
6.
Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
7.
Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.
8.
Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:
•
An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services account for 50% or more of totals fees; or
•
There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•
Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.
9.
Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.
10.
Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators or use independent inspectors of election.
11.
Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.
12.
Dividend Distributions and Profit Distribution/Allocation Plans— Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.
13.
Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.
Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.
15.
Re-Registration of Shares — Vote FOR the re-registration of shares to maintain investment flexibility.
16.
Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:
•
election of chairman of the annual general meeting (AGM);
•
designation of an independent proxy;
•
preparation and approval of list of shareholders entitled to vote at AGM;
•
approval of meeting agenda;
•
approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;
•
approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;
•
acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;
•
appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;
•
board fees or remuneration schedule/plan paid to all directors, unless the amounts are excessive relative to other companies in the country/industry or paid for services other than a director’s board-related activities;
•
discharge of responsibility of the management, supervisory board or the auditor for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;
•
approval of retirement plans or payments relating to those plans for employee directors;
•
approval of general meeting guidelines;
•
grant of authorization to the board of directors to ratify and execute approved resolutions;
•
designation of inspector or shareholder representative for approval of the minutes of the AGM;
•
acknowledgment of the proper convening of the AGM;
•
adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;
•
authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);
•
authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;
•
authorization to make donations to EU and/or UK political organizations for the purpose of preventing an inadvertent breach of applicable governing laws;
•
approval to create corporate website and related amendments that govern the terms of use of the company’s website;
•
review and acceptance of the financial statements of subsidiaries;
•
approval of affiliation agreements with subsidiaries;

•
approval of provisional guarantees so long as the guarantee is not being provided to an unnamed entity or an entity that the company has less than 75% equity ownership in and the guarantee amount does not exceed the company’s ownership;
•
approval of loan financing requests, including applications for lines of credit, so long as the proceeds from the loan(s) will not be made to directors, supervisors, or senior management either directly or indirectly through its subsidiaries
In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of the proxy data provider.
17.
Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.
B.
Board of Directors
1.
Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD/AGAINST nominees who, as reported in the issuer’s proxy statement or materials provided by the proxy data provider:
•
Attended less than 75% of the board and committee meetings without a valid reason for the absences, if reported. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified, unless the nominee has served on the board for less than one fiscal year. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be WITHHELD/AGAINST even if such absence reduced the director’s attendance below 75%;
•
In the case of chronic poor attendance without justification, in addition to voting WITHHOLD/AGAINST the director nominee, generally vote WITHHOLD/AGAINST from members of the nominating or governance committees or the full board.
•
Have pledged a large portion of shares in terms of total common shares outstanding, market value, or trading volume. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;
•
With respect to director candidates of U.S. companies, are non-independent nominees when the company lacks a key committee (audit, compensation, or nominating). Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;
•
With respect to director candidates of Non-U.S. companies, are the chair of the nominating committee at companies where board independence concerns have been raised by the proxy data provider. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;
•
Voted to implement or renew a dead-hand or slow-hand poison pill or voted to make material adverse modifications, without shareholder approval, to an existing pill. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;
•
Voted to amend the company’s charter or bylaws without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Nominees who meet these criteria will be treated on a CASE-BY-CASE basis;
•
Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);
•
Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);
•
Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;
•
With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);
•
With respect to director candidates of non-U.S. companies, if our proxy data provider identifies a candidate as being over-boarded with respect to local market practices, the candidate’s nomination will be voted on a CASE-BY-CASE basis;
•
In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense;
•
Has egregiously failed in their risk oversight responsibilities such as, but not limited to, demonstrably poor oversight related to environmental or social issues. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis;
•
Are the Chair of the nominating committee at companies where there are no women on the company’s board, unless the firm has made a commitment towards improving gender diversity by appointing at least one female to the board in the near term or there was a female on the board at the preceding annual meeting or other reasonable justification is provided by the company. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis;
•
Are the Chair of the nominating committee at companies where there is no apparent racial and/or ethnic diversity on the company’s board, unless the firm has made a commitment to address the concern in the near term or there was racial and/or ethnic diversity on the board at the preceding annual meeting or other reasonable justification is provided by the company. Nominees who meet this criteria will be treated on a CASE-BY-CASE basis
If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.
2.
Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.
3.
Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.
4.
Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.
5.
Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team or strategy based on the portfolio management’s investment philosophy as follows: AGAINST – Sustainable Emerging Markets, Global Equity, International Small-Mid, U.S. Value; FOR – International Value, Global Value; and CASE-BY-CASE – Growth, Antero Peak Group, Developing World, EMsights Capital Group. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by the proxy data provers.
6.
Indemnification and Liability Protection—Vote FOR proposals that indemnify directors and/or officers unless the proxy data provider has identified concerns with the proposal (e.g., the proposal indemnifies directors and officers in cases of fraud, gross negligence or criminal actions). In a circumstance where the proxy data vendor identifies a concern with the proposal vote CASE-BY-CASE.
7.
Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

8.
Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.
9.
Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
10.
Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.
C.
Mergers and Corporate Restructuring
1.
Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
2.
Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
D.
Antitakeover Defenses and Voting Related Issues
1.
Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws with shareholder approval in addition to shareholders.
2.
Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
3.
Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
4.
Greenmail— Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5.
Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
6.
Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
7.
Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
8.
Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.
9.
Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.
10.
Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
E.
Capital Structure
1.
Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce or eliminate the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.
Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
3.
Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock, unless clients hold the class with superior voting rights.
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense without prior stockholder approval).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
4.
Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders;
•
It is not designed to preserve the voting power of an insider or significant shareholder.
5.
General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles, debt instruments) — Generally vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Generally vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital considering whether discount limits and the number of times the mandate may be refreshed are in line with local market practices. Proposal types that are commonly voted based on these criteria include, but are not limited to, non-executive employee stock purchase plans, restricted share issuances, and private placements not related to mergers or corporate restructuring. With respect to debt issuances, generally vote FOR proposals which increase debt-to-capital ratio by 15% or less, otherwise these proposals will be voted on a CASE-BY-CASE basis.
6.
Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis.
Vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.
Vote FOR management proposals to repurchase shares for the purpose of retiring them from special purpose plans, like corporate incentive or bonus schemes, if the repurchase is consistent with the terms of the plan/scheme.
7.
Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.
Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.
9.
Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.
10.
Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.
11.
Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.
F.
Executive and Director Compensation
1.
Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.
2.
Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.
3.
Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision.
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
4.
Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team or strategy based on the portfolio management’s investment philosophy as follows:
One Year – U.S. Value, International Value, Global Value, Global Equity, International Small-Mid, Growth, Antero Peak Group, Developing World, EMsights Capital Group;
Two Years – Sustainable Emerging Markets.
5.
Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
G.
Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in the same vote in alignment with the recommendation. However, if conflicting outcomes would result if voting individually, vote on a CASE-BY-CASE basis.
IV.
Discretionary Issues
A.
Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.
B.
Environmental and Social Proposals – Votes on environmental or climate related and social proposals are voted on a CASE-BY-CASE basis considering, as applicable:
•
If the matters presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the matter(s) raised in the proposal;

•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company’s approach compared with any industry standard practices for addressing the matter(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
C.
Board of Directors
1.
Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.
2.
Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.
3.
Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.
4.
Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.
5.
Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
6.
Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.
7.
Term/Tenure Limits – Vote CASE-BY-CASE on proposals that establish or amend director tenure or term limits taking into consideration the robustness of the company’s board evaluation process, the proposed length of the limit, and rationale.
8.
Age Limits — Vote CASE-BY-CASE on proposals to impose a mandatory retirement age for directors or proposals that seek to eliminate such a requirement.
D.
Proxy Contests
1.
Director Nominees in Contested Elections— Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:
•
Performance of the company relative to its peers
•
Strategic plans of the incumbents and the dissidents
•
Independence of directors/nominees
•
Governance profile of the company
•
Evidence of management entrenchment
•
Experience and skills of board candidates
•
Responsiveness to shareholders
•
Whether takeover offer has been rebuffed
If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.
Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.
3.
Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes FOR the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.
E.
Mergers and Corporate Restructuring
1.
Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:
•
Strategic rationale for the transaction and financial and operational benefits
•
Offer price (cost vs. premium) and market reaction
•
How the transaction was negotiated and the process
•
Changes in corporate governance and their impact on shareholder rights
•
Conflicts of interest
2.
Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:
•
Dilution to existing shareholders’ position
•
Conversion price relative to market value
•
Financial issues
•
Control issues
•
Termination penalties
•
Terms of the offer
•
Management’s efforts to pursue other alternatives
•
Conflicts of Interest
3.
Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:
•
Reasons for the change
•
Any financial or tax benefits
•
Regulatory benefits
•
Increases in capital structure
•
Changes to the articles of incorporation or bylaws of the company
4.
Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:
•
Offer price/premium
•
Fairness opinion
•
How the deal was negotiated
•
Other alternatives/offers considered
•
Non-completion risk
•
Conflicts of interest

5.
Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:
•
Dilution to existing shareholders’ position
•
Terms of the offer
•
Financial issues
•
Management’s efforts to pursue alternatives
•
Control issues
•
Conflicts of interest
6.
Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:
•
Percentage of assets/business contributed
•
Percentage ownership
•
Financial and strategic benefits
•
Governance structure
•
Conflicts of interest
•
Other alternatives
•
Non-completion risk
7.
Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:
•
Management’s efforts to pursue other alternatives
•
Appraisal value of the assets
•
Compensation plan for executives managing the liquidation
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
8.
Private Placements—Votes on proposals regarding private placements related to mergers or corporate restructuring should be determined on a CASE-BY-CASE basis by considering, as applicable:
•
Dilution to existing shareholders’ position
•
Terms of the offer
•
Financial issues
•
Management’s efforts to pursue alternatives
•
Control issues
•
Conflicts of interest
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
9.
Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:
•
Dilution to existing shareholders’ position
•
Terms of the offer
•
Financial issues
•
Management’s efforts to pursue other alternatives
•
Control issues

•
Conflicts of interest
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
10.
Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:
•
More simplified capital structure
•
Enhanced liquidity
•
Fairness of conversion terms, including fairness opinion
•
Impact on voting power and dividends
•
Reasons for the reclassification
•
Conflicts of interest
•
Other alternatives considered
11.
Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:
•
Tax and regulatory advantages
•
Planned use of the sale proceeds
•
Benefits that the spinoff may have on the parent company
•
Valuation of spinoff
•
Conflicts of interest
•
Any changes in corporate governance and their impact on shareholder rights
•
Change in the capital structure
12.
Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:
•
The company’s stated rationale for adopting such a provision;
•
Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.
13.
Related-party transactions—Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:
•
The parties on either side of the transaction
•
The nature of the asset to be transferred/service to be provided
•
The pricing of the transaction (and any associated professional valuation)
•
The views of independent directors, where provided
•
The views of an independent financial adviser, where appointed
•
Whether any parties to the transaction, including advisers, are conflicted
•
The stated rationale for the transaction, including discussions of timing
F.
Antitakeover Defenses
1.
Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:
•
Percentage of outstanding shares that an acquirer must obtain before triggering the defense
•
Formula employed in determining fair price

•
Vote needed to overcome the board’s opposition to the acquisition
•
Vote required to repeal or amend the fair pricing provision
•
Size of the block of shares controlled by officers, directors, and their affiliates
•
Other takeover provisions
•
Company history relating to premium acquisition offers
2.
Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.
3.
Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:
•
20% or higher flip-in or flip-over
•
Two to three-year sunset provision
•
No dead-hand, slow-hand, no-hand or similar features
•
Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
4.
Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.
G.
State or Country of Incorporation
1.
State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.
2.
Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:
•
Reasons for reincorporation
•
Comparison of company’s governance provisions prior to and following the transaction
•
Comparison of corporation laws of original state or country and destination state or country
H.
Capital Structure
1.
Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the specific purpose of the proposed increase, the dilutive impact of the request, as well as the Board’s past performance in using authorized shares among other factors.
2.
Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
3.
Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the company’s rationale.
4.
Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:
•
Adverse governance changes
•
Excessive increases in authorized capital stock
•
Unfair method of distribution

•
Diminution of voting rights
•
Adverse conversion features
•
Negative impact on stock option plans
•
Other alternatives such as a spinoff
I.
Executive and Director Compensation
1.
Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.
2.
Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers, potentially problematic pay practices, or unresponsiveness with respect to past proposals or shareholder feedback regarding compensation concerns among other factors.
3.
Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the company’s performance and pay practices relative to industry peers among other factors.
4.
Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the specific parameters of a the proposed plan.
Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
5.
Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:
•
Historic trading patterns
•
Rationale for the repricing
•
Value-for-value exchange and treatment of surrendered options
•
Option vesting period and term of the option
•
Option exercise price
6.
Executive Stock Purchase Plans—Votes on qualified employee stock purchase plans for executives should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:
•
Purchase price compared to fair market value
•
Offering period
•
Potential voting power dilution
Votes on non-qualified executive stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:
•
Broad-based participation by company employees
•
Limits on employee contributions
•
Company matching contributions
•
Discounts on the stock price at the time of purchase
7.
Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis.
Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.
Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:
•
The parachute should be less attractive than an ongoing employment opportunity with the firm; and
•
The triggering mechanism should be beyond the control of management.
9.
Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:
•
The company’s past practices regarding equity and cash compensation
•
Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio
•
Whether the company has a rigorous claw-back policy in place
10.
Shareholder Ratification of Director Pay Programs—Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:
•
If the equity plan is on the same ballot, whether or not the plan warrants support
•
The presence of problematic pay practices
•
Equity awards vesting schedules
•
Meaningful limits on director compensation
•
Quality of disclosure surrounding director compensation
11.
Equity Plans for Non-Employee Directors—Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:
•
Total estimated cost of the plan relative to industry and market cap peers
•
The company’s three-year burn rate or value-adjusted burn rate relative to industry and market cap peers
•
The presence of problematic pay practices.
J.
Bundled Proposals—Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

Baillie Gifford Overseas Limited

2025 Proxy Voting Guidelines
Voting is integral to our role as responsible stewards of our clients’ capital. Our voting analysis and decisions are driven by what we consider will promote the company’s long-term prospects, thereby supporting the outcomes we aim to deliver to our clients. In line with our investment philosophy, our voting analysis is bottom-up and led by each investment case.
Rather than applying prescriptive policies, we assess every resolution case-by-case. We believe that a prescriptive approach can lead to unwarranted and, in some cases, perverse outcomes that may not be in the best interests of a particular company, given its stage of development and the wider geographical and industrial context.
These guidelines are aligned with our Stewardship principles. They provide insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings at public companies. Regarding our private assets, these guidelines are used to inform our position as appropriate, recognising that different shareholder approval mechanisms, such as written consent, may apply to private assets. These guidelines do not indicate how we will vote on specific topics.
Our Stewardship principles
•
Long-term value creation
•
Governance fit for purpose
•
Alignment in vision and practice
•
Sustainable business practices
How we exercise voting rights
We prefer to take direct voting responsibility for our clients to strengthen our stewardship effectiveness. We do not outsource voting analysis or recommendations; we use proxy advisors for information only. Instead, voting analysis and execution are carried out in-house by our central Voting Team in collaboration with investment teams. This approach allows for more effective integration of voting into our investment process and broader stewardship activities. Most votes are submitted electronically using our proprietary in-house system, which enhances efficiency and accuracy.
Reporting
Being transparent about how we vote on behalf of our clients is a vital aspect of our stewardship responsibility. We make vote reporting available to institutional clients and we also publish high-level voting information on our website.
Split voting
Our investment teams will occasionally vote differently on the same general meeting resolution. This aligns with our decentralised and autonomous investment culture: investment teams make decisions in clients’ best interests, according to the aims of their specific investment strategy. Split votes are reported in the proxy voting disclosure on our website. They are communicated to the company, along with the rationale for the different voting decisions.
Refraining from voting
We endeavour to vote all our clients’ holdings in every market. However, this may occasionally be impossible for regulatory reasons or operational constraints, such as:
•
Share blocking – in certain markets, voting shares can prevent us from trading for a set period, which may not always be in our clients’ best interests.
•
Share lending – we cannot vote on a client’s shares if they have lent them. If we deem a meeting to be significant or contentious, we may request that the client recalls the stock on loan so we can vote.
•
Conflicts of interest – we have processes to identify and prevent or manage potential proxy voting-related conflicts of interest to ensure that the firm always acts in our clients’ best interests.
In some cases, the appropriate resolution is not to vote. Baillie Gifford’s firmwide conflict of interest disclosure is on our website.

Significant votes
In response to disclosure requirements for UK and European pension scheme clients under the Shareholders’ Rights Directive II, we have created our Significant Vote framework. Whether a vote is considered significant is necessarily subjective. Here is a non-exhaustive list of potentially significant voting situations:
•
Baillie Gifford’s voting decision had a material impact on the outcome of the meeting.
•
Management resolutions that received 20 per cent or more opposition.
•
Misaligned remuneration.
•
Contentious equity issuance.
•
Shareholder resolutions that received 20 per cent or more support from shareholders.
•
Where there has been a significant reported audit failing.
•
Mergers and acquisitions.
•
Where we have opposed the financial statements/annual report.
•
Where we have opposed the ratification or election of directors.
•
Where we identified material environmental, social or governance (ESG) factors1 that resulted in Baillie Gifford opposing management.
1Per our ESG Integration Approach, we define material ESG factors as those that we believe are likely to affect the financial condition or operating performance of a holding, with a consequent positive or negative impact on long-term investment returns.
Voting guidelines
Long-term value creation
Anti-takeover devices
Anti-takeover devices are designed to defend companies from a hostile takeover. As these devices can potentially entrench management, we generally prefer that companies do not create them. However, we recognise that there may be certain growth-oriented companies and sectors where some protection from short-term market priorities can support long-term shareholder value creation.
Multi-class structures
There is no optimal ownership structure. While the one share, one vote principle aligns voting rights and economic rights for all holders, multiple share structures and differential voting rights can also be a strength. Different voting rights can enhance long-termism, protect the culture and offer greater strategic certainty for some organisations. When reviewing a company with a multi-class structure, our primary consideration is whether it has worked for the long-term benefit of all shareholders and is likely to continue to do so over time.
Equity issuances/repurchases, mergers and acquisitions
Matters relating to equity and corporate restructurings, such as additional equity issuances and mergers or acquisitions, can significantly impact shareholder value. When executed appropriately and successfully, they can accelerate a company’s growth prospects. However, they can also be destructive to long-term value creation. When reviewing these matters, we consider whether the request is aligned with the company’s long-term strategy and is fair for shareholders.
Governance fit for purpose
Board
A board that is fit for purpose is fundamental to long-term value creation. As long-term growth investors, we are responsible for playing an active role, via our stewardship activities, in the proper functioning of boards.
We seek unique leadership styles and are open to unconventional governance structures. There is no global standard for the size or structure of a board of directors. Each board must consider the business’s needs, which will be influenced by:
•
the industry and region in which it operates,

•
its scale and level of maturity,
•
its ownership structure and
•
the expectations of its shareholders.
Board composition
We expect board composition to underpin the board’s effectiveness. Our key expectations of board members relate to independence, qualification and diversity.
Independent
We expect a meaningful proportion of the board to be independent, which varies by market practice. We discourage non-executive directors from receiving performance-based remuneration, but support them having some share ownership to align with shareholders’ interests. We expect disclosure of how the directors are paid and whether there are any material related party transactions. We also expect other demonstrations of independence, including considerations such as tenure and other affiliations of non-executive directors.
Qualified
We expect directors to be qualified to set a credible, purposeful strategy while providing appropriate oversight and constructive challenge to management. Different sectors, geographies, and stages of growth all require different skills and backgrounds. We expect comprehensive director biographies to be disclosed, so we can consider whether the board has the necessary range of skills and industry expertise. We also expect directors to have sufficient time to dedicate to their role at the company, considering their other commitments.
Diverse
We believe a diverse board is less likely to fall into the trap of groupthink. We expect a balance of experience, backgrounds and perspectives that give the company the best chance of succeeding in the long term.
Alignment in vision and practice
Remuneration
Executive remuneration is a core component of a company’s corporate governance. It is crucial for attracting, retaining, and incentivising key management personnel who lead our clients’ holdings. We firmly believe a thoughtful, well-structured remuneration policy focuses executives on long-term value creation and aligns their interests with shareholders.
Our remuneration principles fit hand-in-glove with our distinctive investment philosophy. They embody the attributes we look for in current and prospective remuneration policies and are supported by industry research and our experience of delivering outstanding long-term returns for clients. We analyse every remuneration plan based on its merits, in the context of the specific company.
Full details of our Executive Remuneration Principles can be found on Baillie Gifford’s website.
Our Executive Renumeration Principles
•
Executive remuneration plans should be radically simple.
We support the adoption of simple, easy-to-understand pay structures that prioritise long-term share price as the basis for executives’ rewards. We do not believe prescriptive or complex performance conditions necessarily make an incentive plan more robust or effective.
•
Equity ownership and pay duration matter.
Based on industry research, we believe equity ownership and lengthening the time horizon of executive pay are the most effective features for incentivising management and providing long-term alignment with shareholders.
•
The amount should reflect management quality and long-term value created.

We support generous payouts when management creates significant value, but do not support remuneration plans that fail to provide appropriate pay for performance, such as rewarding long-term underperformance.
•
Executive renumeration should be tailored to each company’s requirements.
While our research concludes that there is clear merit in simple structures such as time-based restricted share plans, there is no single optimal model for executive remuneration. We encourage our holdings to be bold and implement bespoke incentive policies that fit their culture, situation and strategy.
Sustainable business practices
We consider ESG risks and opportunities in the context of our overall focus on long-term investment performance (see our ESG integration approach for more information). Where we think a company is not adequately managing material ESG factors, we may use voting action to escalate matters. On climate, we exercise our voting rights to support the commitments and expectations set out in our Statement of climate-related intent and ambition and Climate report.
For our strategies that have made sustainability and/or net zero commitments, we may place greater weight on ESG factors in our consideration of voting decisions, in line with the investment approach outlined by these strategies.
Shareholder proposals
Shareholder proposals are a mechanism permitted in some markets that enable shareholders to submit resolutions at company general meetings. They can be a valuable tool to highlight companies’ wider impact on stakeholders. When reviewing shareholder proposals we consider the following:
•
Whether we believe the implementation of the requested action would further strengthen the long-term prospects of the business.
•
Relevance and materiality of the issue to the investment case.
•
How impactful the requested action would be, if passed, in making progress on the issue.
•
Whether we believe that the proponent’s intention in submitting the proposal is aligned with our aim of generating good long-term returns for clients.
We do not support proposals designed to frustrate or distract a company.
Routine shareholder matters
At a minimum, we expect companies to comply with applicable local laws and regulations about routine matters such as timely publication of shareholder reports. More than this, we consider whether companies are acting in the best long-term interests of shareholders, even where this may mean going further than local market practice. For example, in some markets, companies may not be required to disclose the fees paid to the external auditor. We nonetheless expect that they should, as this best serves the long-term interests of shareholders.
External auditors
External audits are integral to well-functioning financial markets and the corporate governance framework. We expect external auditors to be independent and avoid conflicts of interest such as providing and paying for corporate services other than the audit, and length of tenure.
Political donations
We expect the board to have a policy on its approach to making political donations and contributions to ‘politically exposed’ charitable organisations and be transparent about these activities.

BlackRock Advisors, LLC,
BlackRock Financial Management, Inc. and
BlackRock International Limited

BlackRock Active Investment Stewardship
Global Engagement and Voting Guidelines
January 2025
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Overview
This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS' voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients' or funds' investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.
Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.
About BlackRock Active Investment Stewardship
BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.
Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.
Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.
These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe

1
References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

accepted corporate governance norms within their local markets or, particularly in markets without well established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot - and does not try to - direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.
Our approach to stewardship within active equities
As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients' holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.
In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.
Our approach to stewardship within fixed income
Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.
Boards of Directors
Roles and responsibilities
There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2
We look to the board of directors (hereafter 'the board') to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.
In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.
One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.
Compositions and effectiveness
Appointment process
A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and

2
See the Corporate Governance Codes of Germany. Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.
Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.
Independence
Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.
We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.
Independent board leadership
Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.
We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.
Tenure and succession
Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.
Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.
In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.

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Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Capacity
To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.
We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.
Director elections
In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non operating company such as closed-end funds.
Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.
Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors' interests.
We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.
Committees
Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:
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Audit and risk - oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.
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Nominating, governance and human capital - ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.
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Executive compensation - determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.
We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation
We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.
Access to independent advice
To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.
Executive compensation
Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.
Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.
Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors' interests. Features we look for in compensation arrangements include:
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Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.
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Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.
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Long-term incentives that motivate sustained performance across a multi-year period.
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A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.
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Outcomes that are consistent with the returns to investors over the relevant time period.
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Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.
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A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.
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Change of control provisions that appropriately balance the interests of executives and shareholders.
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Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.
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Severance arrangements that protect the company’s interests but do not cost more than is contractual.
We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients' financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation
Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.
Capital structure
Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.
Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders' interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.
Share issuance
We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
Share buybacks
We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.
We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.
Dividends
We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.
Differentiated voting rights
We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.
Transactions and special situations
We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.
Mergers and acquisitions
We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.
We will vote against transactions that, in our assessment, do not advance our clients' financial interests.

Anti-takeover defenses
In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long term shareholder value. By exception, a poison pill maybe supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.
Shareholder activism
When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.
We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders' interests.
Significant shareholders and related party transactions
Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.
Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.
Corporate reporting, risk management and audit
Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.
A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.
In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports.4
Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.
A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.
We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.
Shareholder rights and protections
General shareholder meetings
Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.
We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.
Bylaw amendments
We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.
We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.
If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.
If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

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The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.
Change of domicile
We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.
We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients' financial interests.
Changes to a company’s purpose or the nature of its business
Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.
Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.
Shareholder proposals
Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that maybe relevant to a company’s business.
Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.
We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders' interests, and what impact the proposal being acted upon might have on financial performance.
Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders' financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients' financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.
BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.
Corporate political activities
We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.
Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

Sustainability, or environmental and social, considerations
We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.
We recognize that the specific sustainability-related factors that maybe financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.
We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.
Key stakeholders
In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.
Climate and decarbonization investment objectives
Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS' benchmark guidelines, which are described above. Specifically, for those funds' holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to l.5°C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.
The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.
Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

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By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities
Oversight
The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.
The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS' Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS' policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.
In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.
BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).
Voting guidelines and vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures," below).
When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.
The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients' long-term financial interests.
In certain markets, proxy voting involves logistical issues which can affect BAIS' ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Voting Choice
BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.
Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6
As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.
Use and oversight of third-party vote services providers
Third-party vote services providers - or proxy research firms - provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its on line platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis' research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues' insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.
Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS' voting guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.
BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.
Conflicts management policies and procedures
BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
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BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
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BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•
Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

6
With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•
BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to advance our clients' long-term economic interests in the companies in which BlackRock invests on their behalf
•
Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•
Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:
•
public companies that include BlackRock employees on their boards of directors
•
public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
•
public companies that are the subject of certain transactions involving BlackRock Funds
•
public companies that are joint venture partners with BlackRock, and
•
public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider
In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Reporting and vote transparency
BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?
blackrock.com/stewardship | contactstewardship@blackrock.com
This document is provided for information purposes only. Reliance upon this information is at the sole discretion of the reader.
Prepared by BlackRock, Inc.
©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

CBRE Investment Management Listed Real Assets LLC

GLOBAL PROXY VOTING POLICY
OUR PRINCIPLES AND PHILOSOPHY
CBRE Investment Management Listed Real Assets LLC (“CBREIM Listed Real Assets” or “we”) treats proxy voting as a fundamental responsibility of shareholders – one which can work to affect positive management behavior over time and therefore ultimately contribute to generating economic value to shareholders.
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBREIM Listed Real Assets has discretion to vote the proxies of its clients, it will vote those proxies in accordance with this policy and procedures. The guidelines presented in this policy reflect a corporate governance structure that is responsive to company stakeholders and supportive of responsible investment goals.
For the accounts over which CBREIM Listed Real Assets maintains proxy voting authority, CBREIM Listed Real Assets will vote proxies in accordance with its proxy voting guidelines. CBREIM Listed Real Assets may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBREIM Listed Real Assets will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBREIM Listed Real Assets. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBREIM Listed Real Assets does not anticipate any confusion on the part of its clients in this respect.
Our procedures and controls
PROXY VOTING ADMINISTRATION
CBREIM Listed Real Assets controls proxy voting for the majority of separate accounts under management, subject to limited exceptions; sub-advised funds may choose to handle their own voting.
CBREIM Listed Real Assets has engaged a third-party vendor, Institutional Shareholder Services (ISS), to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBREIM Listed Real Assets concerning dates votes are due, the actual casting of ballots, and recordkeeping. It is important to recognize that the ability of ISS and CBREIM Listed Real Assets to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBREIM Listed Real Assets clients. On a daily basis, CBREIM Listed Real Assets provides ISS with a list of securities held in each account over which CBREIM Listed Real Assets has voting authority.
While not the norm, in certain countries where share blocking is required, there may be times where CBREIM Listed Real Assets chooses not to vote. Share blocking entails selling the stock short for a period of time around the date of the vote. We may decide not to vote if in the in the best interest of our client to avoid failed trades or overdrafts, or to have shares be freely tradeable.
DETERMINATION OF VOTE
CBREIM Listed Real Assets established its own proxy voting guidelines and provides those guidelines to ISS. Proxy voting guidelines are reviewed and approved by our Sustainability and Senior Global Portfolio Managers. The approved proxy voting guidelines are provided to ISS to facilitate the administrative processing proxy voting.
Voting decisions remain within the discretion of CBREIM Listed Real Assets. On a daily basis, CBREIM Listed Real Assets Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team forwards the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBREIM Listed Real Assets subscribes.
CBREIM Listed Real Assets Senior Investment Analysts review the proxy statement and determine the votes within the firm’s specified guidelines. If the Analyst’s indicated vote conflicts with CBREIM Listed Real Assets’ guidelines, the vote must be verified (with documented rationale) and approved by a designated Senior Portfolio Manager or our Head of Sustainability; the vote and corresponding rationale is also reviewed by our Chief Compliance Officer.
This proxy voting process is tested annually by external auditors to confirm that we have adequate procedures which are consistently applied.

CONFLICTS OF INTEREST
CBREIM Listed Real Assets will identify any conflicts that exist between the interests of CBREIM Listed Real Assets (including its employees and affiliates) and its clients as it relates to proxy voting. CBREIM Listed Real Assets obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe (such as serving as board members or executive officers of an issuer), to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBREIM Listed Real Assets will consider the conflicts associated with any ballot which identifies a relationship to CBRE Investment Management or another affiliate within CBRE Group. Lastly, CBREIM Listed Real Assets will consider any ballot which relates to a client of CBREIM Listed Real Assets as a potential conflict of interest.
If a material conflict is identified for a particular ballot, CBREIM Listed Real Assets will refer the ballot and conflict to the CBREIM Listed Real Assets Risk & Control Committee for review. In such situations, CBREIM Listed Real Assets will generally defer the vote either to the recommendation provided by ISS (not based on the CBREIM Listed Real Assets guidelines) or to the affected client(s) so that the client may determine its voting decision.
PROXY VOTING RECORDS
The proxy voting process is coordinated by the Securities Operations group and the Compliance team is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBREIM Listed Real Assets upon request.
CBREIM Listed Real Assets maintains files relating to its proxy voting procedures in an easily accessible place. Records are maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files include:
•
copies of the proxy voting policies and procedures and any amendments thereto,
•
a copy of any document CBREIM Listed Real Assets created that was material to making a decision how to vote proxies or that memorializes that decision, and
•
a copy of each written client request for information on how CBREIM Listed Real Assets voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how CBREIM Listed Real Assets voted its proxies.
Clients may contact the Compliance team at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about:
•
the name of the issuer,
•
the proposal voted upon, and
•
how CBREIM Listed Real Assets voted the client’s proxy.
GLOBAL GUIDELINES
CBREIM Listed Real Assets global guidelines, developed by senior leadership and reviewed and updated annually, reflect our preference for a corporate governance structure which is responsive to company stakeholders and supportive of responsible investment goals.
Some items up for vote are undertaken on a case-by-case basis. In those instances, we believe our framework – comprised of senior sector Analysts, senior level Portfolio Managers, our Head of Sustainability, and our Chief Compliance Officer – allows us to the determine the appropriate vote based on the firm’s combined knowledge, engagement, and our overall philosophy around governance.
END OF POLICY

Dimensional Fund Advisors LP

Effective Date: October 29, 2025
PROPRIETARY
PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.
DIMENSIONAL IRELAND LIMITED
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”) and includes three implementations, one standard implementation, one for the portfolios and accounts that incorporate social considerations in their investment guidelines, and one for the portfolios and accounts that incorporate sustainability considerations in their investment guidelines. A separate account client may select one of the three implementations to be used for their account or, in certain circumstances, individualize their proxy voting guidelines. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.
The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or

1
If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.

applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider environmental issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not incorporate social or sustainability considerations in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.
The foregoing differences may result in voting differently for some clients than others. Similarly, the Advisors may engage with a portfolio company differently depending on the relevant client(s)’ investment strategy and the subject(s) of the relevant engagement.
Proxy Advisory Firms
The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:
(i)
periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)
onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii)
a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
(iv)
a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

(v)
a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)
an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)
in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)
an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.
In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. Irrespective of the foregoing, an Advisor’s decision-making to vote or refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client will be made following a cost-benefit analysis described below.
Determining Whether to Vote Proxies
In some cases, an Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. For example, the Advisor will generally refrain from voting proxies where the Adviser anticipates that the costs to the client’s account of voting could exceed the expected benefits of voting. In making this assessment, each Advisor applies a general cost formula test for each account, assessing generally anticipated voting costs (e.g., custodian and Proxy Advisor Firm costs for voting) on a country-by-country basis against the Advisor’s assumptions regarding the aggregate financial value of voting.2 Note that securities issued in non-U.S. jurisdictions can be subject both to direct costs and opportunity costs which are not associated with voting U.S. proxies, including costs to: (i) appoint a proxy; (ii) obtain reliable information about the time and location of a meeting; (iii) obtain relevant information about voting procedures for foreign shareholders; (iv) restrict trading securities that are subject to proxy votes (share-blocking periods); (v) arrange for a proxy to vote locally in person; and (vi) charge fees by custody

2
If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information available to it on such costs, as well as the preferences expressed by the client or its representative(s).

banks for providing certain services with regard to voting proxies. As a result, were an Advisor to refrain from voting proxies, it would be more likely to do so for votes for matters related to non-U.S. issuers rather than U.S. issuers. The Advisors consider updates on proxy voting costs and voting impediments and its overall cost-benefit analysis for each account and country periodically, no less frequently than annually.
In certain circumstances, for example, for client accounts with a relatively small amount of assets under management that invest significantly in non-U.S. issuers and have a large number of holdings, an Advisor’s cost-benefit analysis may result in the Advisor refraining from voting all proxies for an account.
Notwithstanding the foregoing, in the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting a particular proxy vote exceed the expected costs, the Advisor will seek to make reasonable efforts to vote that proxy.
For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. In certain countries, including the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisory would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.
The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.
Fixed Income Securities
Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. When processed as proxy ballots, Proxy Advisory Firms generally do not provide a voting recommendation on such matters and the service provider’s role is limited to election processing and recordkeeping. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Investment Stewardship Group, with the aim of applying the same general principles as are set out in the Guidelines.

Conflicts of Interest
Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest.
The Advisors may face a conflict of interest in determining whether to vote or refrain from voting proxies for funds where the Advisor has agreed to assume the costs of a fund’s voting expenses because, for such client accounts, the costs of voting proxies are effectively paid by the Advisor. The Advisors believe such conflicts of interest are addressed by applying the same cost-benefit analysis across all of their clients, without regard to whether the Advisor has a conflict, such as by assuming the costs of voting on behalf of a client.
To the extent a conflict arises in connection with a proposed engagement with a portfolio company, the proposed engagement will be brought to the Investment Stewardship Committee for consideration of how to proceed.
To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.
Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.

Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also: (i) include such information described in the preceding two sentences in Part 2A of its Form ADV and (ii) if and as required, seek to file on Form N-PX its proxy voting record in respect of certain votes no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices. For ERISA clients, records of proxy voting activities will be kept to the extent required under ERISA.
Disclosure by the Dimensional Investment Companies
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, each applicable Advisor, and as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX by each Dimensional Investment Company and each Advisory, as applicable.
Exhibit A
Summary of Proxy Voting Guidelines
General Approach to Corporate Governance and Proxy Voting
When voting (or refraining from voting) proxies, Dimensional3 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines the fund account.4
Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

3
“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
4
For consideration in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.
Global Evaluation Framework
Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.
Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:
1.
There are problematic audit-related practices;
2.
There are problematic compensation practices or persistent pay for performance misalignment;
3.
There are problematic anti-takeover provisions;
4.
There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.
The board has failed to adequately respond to shareholder concerns;
6.
The board has demonstrated a lack of accountability to shareholders;
7.
There is an ineffective board refreshment process5;
If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.
Dimensional also considers the following when voting on directors of portfolio companies:
1.
Board and committee independence;
2.
Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;
3.
Director capacity to serve;
4.
Board composition.
Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:
•
The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;

5
As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

•
How the performance of individual directors and the board as a whole is assessed;
•
The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
•
Board refreshment mechanisms;
•
Director recruitment policies and procedures; and
•
The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.
In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:
•
Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•
Whether the portfolio company has any mechanisms to encourage board refreshment; and
•
Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.
Dimensional may consider a board’s diversity when evaluating the effectiveness of a portfolio company’s board refreshment process. Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.
If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.
Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.
Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.
Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.
In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.
Anti-Takeover Provisions
Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.
Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.
Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.
Equity Based Renumeration
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.
Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.
Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.
Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy, and targets that are appropriately stretching and aligned with the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.
To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.
Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.
In markets where components of executive remuneration, such as performance rights or options, are required to be subject to a separate shareholder vote, Dimensional will consider these proposals in line with the principles above.

Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Mergers & Acquisitions (M&A)
Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.
Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.
Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.
Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.
Unequal Voting Rights
Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.
Say on Climate
Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.
Shareholder Proposals
Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.
Dimensional will typically vote with management on environmental and social (E&S) shareholder proposals. In certain circumstances, including if the E&S matter may have a material impact on the portfolio company, Dimensional may determine a case-by-case analysis is warranted, in which case we will consider if supporting the proposal is likely to provide shareholders with meaningful information about a portfolio company’s handling of environmental or social risk through improved board accountability, improved policies or procedures, or improved disclosures.

Virtual Meetings
Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:
•
The ability to see and hear portfolio company representatives;
•
The ability to ask questions of portfolio company representatives; and
•
The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.
Disclosure of Vote Results
Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.
Voting Guidelines for Environmental and Social Matters
Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to material environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.
Evaluating Disclosure of Material Environmental or Social Risks
Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:
•
A description of material risks.
•
A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•
The policies and procedures governing the handling of each material risk.
•
A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•
A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•
A description of how the board is informed of material risks and the progress against relevant metrics.
In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.
Political and Lobbying Activities
Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.
In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:
•
The board to adopt policies and procedures to oversee political and lobbying expenditures;
•
The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
•
That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management
Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.
Climate-Related Risks
Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:
•
The specific risks identified
•
The potential impact these risks could have on the portfolio company’s business, operations, or strategy
•
Whether the risks are overseen by a specific committee or the full board
•
The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•
The management-level roles/groups responsible for managing these risks
•
The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used
•
Targets used by the portfolio company to manage climate-related risks and performance against those targets
Human Rights
Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:
•
The specific risks identified
•
The potential impact these risks could have on the portfolio company’s business, operations, or strategy
•
Whether the risks are overseen by a specific committee or the full board
•
The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•
Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
•
The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
•
Details of violations of the policy and corrective action taken
Cybersecurity
Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:
•
Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
•
The role of management in implementing cybersecurity policies and procedures
•
The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

•
Material cybersecurity incidents and remedial actions taken.
Evaluation Framework for U.S. Listed Companies
Director Elections:
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.
Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:
•
The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
•
Failure to adequately respond to majority-supported shareholder proposals.
Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.
Board Structure and Composition:
Age and Term Limits
Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.
That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.
CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.
At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.
Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:
Classified Boards
Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.
Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.
Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.
Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.
Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.
Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on.
Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.
Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.
Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.
To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.
Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.
Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.
Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.
Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.
Indemnification and Exculpation of Directors and Officers
Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.
Advance Notice Provisions
Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:
•
Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
•
Impose unduly burdensome disclosure requirements on shareholder proponents
•
Significantly limit the time period shareholders have to submit proposals or nominees
Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.
Executive and Director Compensation:
Equity-Based Compensation
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.
Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.
Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.
Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.
Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.
Certain practices, such as:
•
multi-year guaranteed bonuses
•
excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•
single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.
At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.
Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).
Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.
If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.
Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.
Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.
Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:
Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.
Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.
Capitalization:
Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.
Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.
Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.
Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.
To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.
Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.
Shareholder Proposals:
In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.
Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies
Continental Europe:
Director Election Guidelines
•
Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
•
A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
•
Executives should generally not serve on audit and remuneration committees.
•
The CEO and board chair roles should generally be separate.
•
Portfolio companies should comply with relevant listing rules, corporate governance codes, and market best practices with regards to board composition.

Remuneration Guidelines
Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:
•
The amount paid to executives;
•
Alignment between pay and performance;
•
The targets used for variable incentive plans and the ex-post levels achieved; and
•
The rationale for any discretion applied.
Other Market Specific Guidelines for Continental Europe
•
In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.
United Kingdom:
Dimensional expects portfolio companies to follow the requirements of the FCA Listing Rules, the UK Corporate Governance Code, and market best practices with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to board composition.
Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.
Ireland:
Dimensional will consider the recommendations of the Balance for Better Business Review Group with regards to evaluating board composition.
South Africa:
Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.
Framework for Evaluating Australia-Listed Companies
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.
Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.
When evaluating portfolio company boards, Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively, with respect to board composition.
CEO/Chair
Dimensional expects Australian and New Zealand portfolio companies to separate the CEO and board chair roles, with the board chair being an independent director, in line with the expectations set forth in the ASX Corporate Governance Council Principles and Recommendations and the NZX Corporate Governance Code, respectively.

Auditors
Neither Australian nor New Zealand law requires the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee in both markets.
Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.
Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.
Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, at Australian and New Zealand portfolio companies, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1 and NZX Listing Rule 4, respectively.
Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.
Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.
Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.
Non-Executive Director Renumeration
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.
Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.
Equity-Based Renumeration
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.
Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.
Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.
Dimensional may vote against the granting of equity-based awards, such as performance rights, stock options, and stock appreciation rights, to specific executives, including CEOs and Managing Directors, if also voting against the portfolio company’s renumeration report under the analysis set for the Executive Renumeration section of the Global Framework.

Framework for Evaluating Japan-Listed Securities
Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.
One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to board composition, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.
At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.
Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.
When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.
Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.
When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.
Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.
Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.
Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.
For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.
Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.
Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.
Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.
For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.
Cross-Shareholding
Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.
Shareholder Rights Plans (Poison Pills)
Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.
Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.
Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.
Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.
Dimensional will generally not support requests for increases that will be used as an anti-takeover device.
Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.
Framework for Evaluating Securities in Other Select Asian Markets
Uncontested Director Elections
Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate’s independence and suitability for board service.
Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.
Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.
•
All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
•
Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
•
Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
•
Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
•
Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
•
Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.
Director Renumeration
In most Asian markets, director remuneration generally consists of both fees and bonuses.
Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.
In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.
Equity Based Renumeration
In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.
When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.
In instances where Dimensional has identified concerns with a portfolio company’s equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

Eaton Vance Management

Eaton Vance Management
Boston Management and Research
Eaton Vance Investment Counsel
Eaton Vance Management (International) Limited
Eaton Vance Advisers International Ltd.
PROXY VOTING POLICIES AND PROCEDURES
I.
Introduction
Eaton Vance Management, Boston Management and Research, Eaton Vance Wateroak Advisors, Eaton Vance Management (International) Limited, Eaton Vance Global Advisors Limited, Eaton Vance Advisers International Ltd. and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation. These proxy policies and procedures are intended to reflect current requirements applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”). These procedures may change from time to time.
II.
Overview
Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.
The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.
Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.1 The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.
III.
Roles and Responsibilities
A.
Proxy Administrator
The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

1
From time to time, an Adviser may vote the shares it owns in a Fund that is managed or advised by the Adviser or an affiliate of the Adviser. The Adviser will mirror its shares (i.e. vote the shares it holds in the same proportion as the vote of all other holders) or vote in accordance with the voting recommendations of the Agent or another third-party proxy voting service that is unaffiliated with the Adviser.

B.
Agent
The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretive guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:
•
periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•
periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•
periodic meetings with Agent’s client services team;
•
periodic in-person and/or web-based due diligence meetings;
•
receipt and review of annual certifications received from the Agent;
•
annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;
•
periodic review of relevant changes to Agent’s business; and/or
•
periodic review of the following to the extent not included in due diligence materials provided by the Agent: (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations, and (v) Agent’s business continuity program( “BCP”) and any service/ operational issues experienced due to the enacting of Agent’s BCP.
C.
Global Proxy Group
The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.
The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance
Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.
Proxy Voting
A.
The Guidelines
The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted2 or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.
The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.
With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:
1.
Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/ Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.
2.
Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).
3.
Proposals Regarding Proxy Contests
The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.
4.
Social and Environmental Issues
The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.
Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.
B.
Voting Procedures
Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:
1.
Vote in Accordance with Guidelines
If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.
2.
Seek Guidance for a Referred Item or a Proposal for which there is No Guideline
If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all

2
The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).
3.
Votes Contrary to the Guidelines or Where Agent is Conflicted
In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.
4.
Do Not Cast a Vote
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders’ rights are limited, and (iv) the Adviser is unable to access or access timely ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.
C.
Securities on Loan
When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.
V.
Recordkeeping
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:
•
A copy of the Advisers’ proxy voting policies and procedures;
•
Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•
A record of each vote cast;
•
A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•
Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.
All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.
VI.
Assessment of Agent and Identification and Resolution of Conflicts with Clients
A.
Assessment of Agent
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.
B.
Conflicts of Interest
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:
•
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•
A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.
•
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•
The client, in the case of an individual, corporate, institutional or benefit plan client;
•
In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
•
The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.
The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.
If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.
As of June 1, 2023

Franklin Advisers, Inc.

March 2022
Franklin Advisers, Inc.
Proxy Voting Policies & Procedures
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the

Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A
These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV)
Franklin Templeton Institutional, LLC
Franklin Templeton Portfolio Advisors, Inc. (FTPA)
The following Proxy Policies apply to FAV only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
The following Proxy Policies apply to FTPA only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
In certain SMA programs, typically where the SMA program sponsor has not elected for the Investment Manager to vote proxies, or where the Investment Manager only provides non-discretionary management services to the SMA program, the Investment Manager will not be delegated the responsibility to vote proxies held by the SMA program accounts. Instead, the SMA program sponsor or another service provider will generally vote these proxies. Clients in SMA programs should contact the SMA program sponsor for a copy of the program sponsor’s proxy voting policies.

Frontier Capital Management Company, LLC

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.
Frontier’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier for its clients. Frontier provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.
Arrangements with Outside Firms
Frontier has contracted with a third-party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.
There may be occasional circumstances in which Frontier exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.
Proxy Voting Committee
Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:
•
Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);
•
Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;
•
Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and
•
Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.
Determination and Execution of Discretionary Authority
Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.
Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).

Proxy Voting Process
Frontier’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier’s vote via the online portal, a record of which is maintained by the proxy vendor.
Investment professionals determine how Frontier votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
Voting Proxies for Loaned Securities
Neither Frontier nor the proxy vendor are able to vote proxies for securities loaned out by a Client. In the event that Frontier is aware of a material vote on behalf of a Client that is a registered investment company and Frontier has the ability to call back the security loaned, Frontier may attempt to call back to the loan and vote the proxy if time permits.
Conflicts of Interest
As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.
Although under normal circumstances Frontier is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier wishes to do so. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had a material conflict of interest.
Proxy Vendor Oversight
Changes to Proxy Vendor Proxy Voting Policies and Guidelines
The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.
New Account Setup
As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.
Account Reconciliations
On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.

Initial and Periodic Due Diligence of Proxy Vendors
When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:
•
The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;
•
The adequacy and quality of the proxy vendor’s personnel, processes, and technology;
•
The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;
•
the proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
•
The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;
•
The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•
The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;
•
The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;
•
Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•
The proxy voting vendor’s policies and procedures to keep confidential Frontier’s non-public information, including Frontier’s intention to proxy votes.
Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies
Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.
Client Disclosure
Frontier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
Upon a client’s request, the proxy agent will provide Frontier with the following information:
•
the name of the issuer of the portfolio security
•
the ticker symbol of the security
•
the CUSIP of the security
•
the shareholder meeting date
•
a description of the matter voted on
•
whether the matter was proposed by the issuer or by a security holder
•
whether the account voted on the matter
•
how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)
•
whether the vote that was cast was for or against management’s recommendation

As a matter of policy, Frontier does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Recordkeeping
Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):
•
Frontier’s proxy voting policies and procedures and the proxy voting guidelines;
•
proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;
•
records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;
•
a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and
•
a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.
Frontier retains the following information in connection with each proxy vote:
•
the Issuer’s name;
•
the security’s ticker symbol or CUSIP, as applicable;
•
the shareholder meeting date;
•
the number of shares that the Company cast or instructed to be cast;
•
the number of shares loaned and not recalled (if subject to Form N-PX);
•
a brief identification of the matter voted on;
•
whether the matter was proposed by the Issuer or a security-holder; and
•
how the Company cast its vote (for, against, or abstain).
December 2023

Harris Associates L.P.

Harris Associates L.P.
PROXY VOTING
I.
PROXY VOTING POLICY
Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.
Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the experience, competence and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe this course of action is in the best interests of shareholders.
II.
VOTING GUIDELINES
The following guidelines are grouped according to the types of proposals generally presented to shareholders.
Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.
1.
Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.
2.
Harris will normally vote in favor of proposals to require a majority of directors to be independent.
3.
Harris will normally vote against proposals that mandate an independent board chairman.1

1
Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

4.
Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.
5.
Harris will normally vote in favor of proposals regarding director indemnification arrangements.
6.
Harris will normally vote against proposals advocating classified or staggered boards of directors.
7.
Harris will normally vote in favor of proposals requiring a majority vote for directors.
8.
Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.
Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1.
Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.
2.
Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
3.
Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.
Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.
1.
Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.
2.
Harris will normally vote in favor of plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.
3.
Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.
4.
Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.
5.
Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.
6.
Harris will normally vote in favor of proposals to require expensing of options.
7.
Harris will normally vote against proposals to permit repricing of underwater options.
8.
Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.
9.
Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.
10.
Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.
Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1.
Harris will normally vote in favor of proposals to authorize the repurchase of shares.
2.
Harris will normally vote against proposals creating or expanding supermajority voting rights.
3.
Harris will normally vote against the adoption of anti-takeover measures.

4.
Harris will normally vote in favor of proposals for stock splits and reverse stock splits.
5.
Harris will normally vote against proposals to authorize different classes of stock with different voting rights.
6.
Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.
7.
Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.
8.
Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.
9.
Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.
10.
Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.
11.
Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.
Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
•
The shareholders making the proposal have an ownership threshold of 5% of the voting power
•
The shareholders making the proposal each have 3 years of continuous ownership
•
The proposal does not exceed a cap on shareholder nominees of 25% of the board
•
The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group
Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.
Environmental, Social, and Governance (ESG) Issues
Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.
Climate Change and Energy Transition
Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.

Certain Other Issues
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
III.
VOTING SHARES OF FOREIGN ISSUERS
Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
IV.
BANK HOLDING COMPANY ACT COMPLIANCE
Harris is an indirect subsidiary of Natixis LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).
An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”), Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.

V.
CONFLICTS OF INTEREST
The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, including but not limited to cases in which the Committee member is the assigned analyst for the issuer involved in a proxy vote, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VI.
VOTING PROCEDURES
The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.
Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
Proxy Administrator. The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.
Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.
In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.
Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.
In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.
Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law.

Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.
Approved by the Proxy Voting Committee on February 22, 2016.
Amended 8/21/25.

Invesco Advisers, Inc.

Invesco’s Policy Statement on
Global Corporate Governance and
Proxy Voting
Effective January 2025
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describe policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd, Invesco Real Estate Management S.a.r.l and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in the Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by the Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal and Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of the Policy due to an actual or perceived conflict of interest; the Global IPAC reviews any such voting decisions
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, such as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing oversight of Proxy Service Providers. The topics included in these annual due diligence reviews include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other things. In addition, Invesco monitors and communicates with these firms throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that related controls operated effectively.
D.
Disclosures and Record Keeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.

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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above-stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly pre-disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but has sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H.
Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
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Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
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Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account manage by Invesco Canada Ltd.
I.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.

Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely review and decision-making.
Financial reporting:  Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business:  Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions:  Invesco will generally vote all related party transaction on a case-by-case basis. The vote analysis will consider the following factors, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities:  Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routing reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote:  Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices:  Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights:  We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholder with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings:  Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis.

Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence:  Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence:  The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair:  It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding:  Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity:  In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which the business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
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In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.
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It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
Director term limits and retirement age:  It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Responsiveness:  Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.
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We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

Director indemnification:  Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors:  We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process:
•
Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
•
We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard:  Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size:  We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.
Board assessment and succession planning:  Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests:  We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation:  Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance:  We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs:  We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits:  We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company’s long-term strategic goals.
Increases in authorized share capital:  We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions:  Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight:  A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material environmental, social and corporate governance (“ESG”) information:  Companies should report on their ESG opportunities and risks where material to their business operations.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social (“E&S”) issues:
We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports:  We will generally not support compensation related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans:  Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans:  We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements:  Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.

Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals:  It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC

*
Invesco entities with specific proxy voting guidelines
1
Invesco entities with specific conflicts of interest policies

Jennison Associates LLC

JENNISON ASSOCIATES
Proxy Voting
Policy and Procedures
I.
POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client or through the adoption of Jennison Custom Guidelines for certain Jennison Investment Products, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II.
PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values or sustainable objectives (“Jennison Investment Products”), Jennison adopts custom guidelines that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Certain Jennison Custom Guidelines are

provided by a third party proxy vendor. Prior to the adoption of Jennison Custom Guidelines for Jennison Investment Products, the Proxy Committee will review the custom guidelines. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
•
Management of a client is soliciting proxies and failure to vote in favor of management may harm Jennison’s relationship with the client.
•
A personal or familial relationship between a Jennison employee and management of an issuer could impact Jennison’s voting decision.
•
A personal holding is an issuer’s security by the Investment Professional who is responsible for voting that security’s proxy where Jennison has a material investment.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Regulatory Filings
•
Reporting Jennison’s say-on-pay votes
An institutional investment manager that is required to file reports under section 13(f) of the Exchange Act is required to report its say-on-pay votes on Form N-PX if it exercises voting power to influence a voting decision for the security.
“Say-on-pay” refers to shareholder voting relating to: (1) approval of the compensation of a company’s named executive officers; (2) the frequency of such votes; and (3) approval of “golden parachute” compensation in connection with a merger or acquisition.
Voting power exists if an institutional investment manager has the ability to vote the security or direct the voting of the security, including the ability to determine whether to vote the security at all, or to recall a loaned security before a vote (i.e., effective on or before a record date).
The filing must be completed by August 31 annually and cover the year ending on June 30th.
Jennison’s Proxy Team is responsible for ensuring the accuracy and completeness of the information in Jennison’s Form N-PX that is filed by Compliance.
•
Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals.
•
A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.

III.
INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•
Review the proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review quarterly voting metrics and analysis published by the Proxy Team.
•
Review accuracy of the application of Custom Guidelines.
•
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
•
Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised December 31, 2024
Jennison Associates LLC www.jennison.com	466 Lexington Avenue, New York, NY 10017 One International Place, Suite 4300, Boston, MA 02110	212-421-1000 617-345-6850

J.P. Morgan Investment Management Inc.

Global Proxy Voting Procedures and Guidelines
North America, Europe, Middle East, Africa, Central America, South America, and Asia
April 1, 2021
Corporate Governance Policy & Voting Guidelines
I.
JPMorgan Asset Management Global Proxy Voting Procedures
A.
Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.
C.
The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”).
The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

1
The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.
D.
Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E.
Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F.
Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•
a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•
a copy of each proxy statement received on behalf of JPMAM clients;
•
a record of each vote cast on behalf of JPMAM client holdings;
•
a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•
a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A
JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
J.P. Morgan Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Bear Stearns Asset Management
II.
Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A.
North America
1.
Board of Directors
A.
Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B.
CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C.
Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2.
Proxy Contests
A.
Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B.
Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
3.
Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4.
Proxy Contest Defenses
A.
Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
•
Majority of board composed of independent directors,
•
Nominating committee composed solely of independent directors,
•
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
•
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
•
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
•
Absence of superior voting rights for one or more classes of stock,
•
Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
•
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B.
Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C.
Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
•
Annually elected board,
•
Majority of board composed of independent directors,
•
Nominating committee composed solely of independent directors,
•
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
•
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
•
Absence of superior voting rights for one or more classes of stock,
•
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
•
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.
Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E.
Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
F.
Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5.
Tender Offer Defenses
A.
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C.
Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D.
Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.
Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F.
Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6.
Miscellaneous Board Provisions
A.
Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B.
Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.
Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D.
Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
E.
Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
F.
Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G.
Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H.
Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I.
Board Size
Vote for proposals to limit the size of the board to 15 members.

J.
Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7.
Miscellaneous Governance Provisions
A.
Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B.
Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C.
Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D.
Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E.
Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F.
Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G.
Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.
H.
Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I.
Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J.
Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.
Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8.
Capital Structure
A.
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B.
Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C.
Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
D.
Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E.
Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F.
Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
G.
Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clearsigns of self-dealing or other abuses.
H.
Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I.
Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9.
Executive and Director Compensation
A.
Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
B.
Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C.
Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.
Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E.
Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F.
401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G.
Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H.
Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I.
Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.
Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
K.
Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L.
Recoup Bonuses
1.
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2.
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M.
Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10.
Incorporation
A.
Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B.
Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C.
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11.
Mergers and Corporate Restructurings
A.
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B.
Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.
C.
Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.
Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E.
Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F.
Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G.
Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H.
Changing Corporate Name
Vote for changing the corporate name.
12.
Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A.
Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B.
International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C.
Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D.
Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E.
Animal Rights
Vote case-by-case on proposals that deal with animal rights.

F.
Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/ procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
G.
Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H.
Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I.
High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J.
Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13.
Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.
14.
Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;

•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company’s representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
B.
Europe, Middle East, Africa, Central America and South America
I.
POLICY
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters;
(1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
J.P. Morgan Asset Management
London Proxy Committee
January 2021
II.
VOTING GUIDELINES
1.
REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation
2.
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.
See Remuneration Report
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4.
COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously : JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.
see Audit Committee

6.
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers.
JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8.
RELATED-PARTY TRANSACTIONS
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
VOTING RIGHTS
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. We expect major listed companies in particular to have established a Corporate Social Responsibility (CSR) Committee or similar body with responsibility for these issues. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible. We expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best long-term interests of our clients.
We will generally support constructive resolutions, intended to bring about positive improvement at portfolio companies, or to enhance CSR disclosure. We encourage reporting that is material, informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s environmental, social and governance (ESG) policies and practices. Companies should be good corporate citizens while enhancing long-term shareholder and stakeholder value.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
J.P. Morgan Asset Management
London Proxy Committee
January 2021
The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
Our Statement of Compliance with the UK Stewardship Code can be viewed here:
https://am.jpmorgan.com/blob-gim/1383663243942/83456/FRC_Stewardship_Code_UK.pdf
Or follow the link to the FRC website:
https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/ UK-Stewardship-Code-statements.aspx
C.
Asia ex Japan
I.
Corporate Governance Principles
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights
Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II.
Policy and Procedures
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.
Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Sustainable Investing. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.
Stewardship and Engagement
As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/ PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment% 20stewardship%20statement.pdf
Conflicts of interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III.
Policy Voting Guidelines
1.
Report and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.
The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
2.
Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.
3.
Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
•
The Chairman and CEO role is combined, or
•
The Chairman and CEO are family members, or
•
The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.
In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.
Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees  should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees  should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees  should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.
Director Independence and Tenure
A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
4.
Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element—set by reference to the external market—and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.
Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5.
Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6.
Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.
We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
•
An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
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Details of placements made under the general mandate during the preceding three years,
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Details of alternative methods of financing that may have been considered by the board.
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs
JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7.
Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8.
Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups.
Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.
To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9.
Environmental and Social Issues
Key Principles
Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. We expect investee companies to establish an Environmental, Social and Governance (ESG) Committee or similar body with responsibility for these issues. This committee should have direct access to the board and, ideally should have a designated main board director responsible for its functioning. We expect companies to publish a separate ESG Report, or to provide an ESG statement within their Annual Report, or on their website.
Where environmental or social issues are the subject of a proxy vote, we will consider these on a case-by-case basis. At the same time, we note that shareholder proposals can often be used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive proposals designed to bring about genuine environmental or social improvement, and proposals intended to limit management power, which may adversely impact shareholder returns.
We will generally support constructive resolutions, intended to bring about positive improvement, or to enhance CSR disclosures. We encourage reporting that is material, and informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s ESG policies and practices.
Climate Risk
The evidence is clear that rising levels of carbon dioxide and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment analysis, we consider a variety of risks, including environmental risks, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion.
Corporate disclosures on climate related risks and other environmental issues have improved significantly in recent years, but this still falls short of allowing investors to fully estimate the impact of these risks. Given the focus placed on this by regulators, we believe public companies will be compelled to consider these issues more strategically and to report more fully on climate risks to shareholders and other stakeholders. In anticipation of this, we encourage companies to strengthen their climate risk reporting disclosures still further, and to consider forward-looking assessments of such risks in their risk analysis and reporting.

10.
Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
11.
Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management
Asia ex Japan Proxy Committee
February 2021
D.
Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1.
Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.
2.
Proxy voting principles
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We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
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In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
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We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.
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We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
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If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
30th September 2020
JPMorgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1.
Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2.
Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.
In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation and reflect that in the nomination process for new directors. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.
An external director whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.
An external statutory auditor whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to candidates for alternate external statutory auditors.
3.
Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments. AMJ will vote against
1.
Golden parachutes
2.
Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4.
Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5.
Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6.
Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7.
Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8.
Cross-shareholdings
This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9.
Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10.
Capital Structure
Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.
Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11.
Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12.
Social and Environmental Issues
JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make that investment decisions reflecting an ESG assessment can be made.
When deciding how we will vote a proposal relating to social or environmental issues, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients. In general, we will vote for constructive proposals which serve to improve social and environmental initiatives at investee companies or which seek meaningful disclosures on key issues which are relevant in terms of corporate value and are not unduly disadvantageous. However, where we deem the proposals are not genuine proposals seeking to enhance corporate value, but are attacks on management or only promote the interests of a single party, we will vote against such hostile proposals which impair shareholder value or seek to limit the power of management.
Climate Change and Carbon Disclosure
Climate policy risk is coming into more intense focus as climate change-related laws and regulations emerge globally. Most research now accepts that rising levels of carbon dioxide, and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment process, we consider a variety of risks, including a range of environmental concerns, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion. We recognize that climate change may create investment risk and opportunity across the various companies in which we invest on behalf of our clients; we expect companies to provide shareholders with the necessary information, so that the risks and opportunities on climate change can be fully evaluated.
13.
Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
14.
Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

Loomis, Sayles & Company, L.P.

LOOMIS, SAYLES
PROXY VOTING POLICIES AND PROCEDURES
March 24, 2022
1.
GENERAL
A.
Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests.  The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies.  Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.
Stated Policies.  In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.
Abstentions and Other Exceptions.  Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
•
The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.
5.
Oversight.  All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

1
Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

6.
Availability of Procedures.  Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7.
Disclosure of Vote.  Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C.
Proxy Committee.
1.
Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties.  The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)
the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D.
Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.
PROXY VOTING
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors:  Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions:  Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections:  Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees:  Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.
Multiple Directorships:  Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections:  Vote against proposals to classify or stagger the board.
Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office:  Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.
Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans:  Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control:  Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation:  Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”):  Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins:  Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives:  Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.

C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E.
Capital Structure Management Issues
Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares:  Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only):  Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.
Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.
Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales:  Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments:  Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security:  Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations:  Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions:  Proposals to change a company’s domicile will be evaluated on a case-by-case basis.
Right to Adjourn:  Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs:  Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses:  Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals:  Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions:  Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting:  Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions:  Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy:  Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting:  Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights:  Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access:  A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees:  Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements:  Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent:  Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.
Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I.
General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name:  Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures:  Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements:  Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals:  A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a nonmaterial nature.
Ratification of Board and/or Management Acts:  Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses:  Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses:  Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws:  A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business:  Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots:  Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Investment Company Matters
Election of Investment Company Trustees:  Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions:  Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements:  Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

Massachusetts Financial Services Company

Massachusetts Financial Services Company
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2025
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
1.
Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2.
Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3.
Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.
4.
Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5.
Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.
VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominating committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s election these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors or is not majority independent for those companies listed on the Prime Market with a controlling shareholder.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For Canada and US companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Australia, Benelux, Ireland, New Zealand, Switzerland, and UK companies MFS generally votes against any non-independent nominee that would cause the audit or compensation/remuneration committee to not be fully independent. For Korea companies, MFS generally votes against any non-independent nominee or other relevant director that would cause the audit committee to not be fully independent, would result in the chair of the nominating and compensation/renumeration committee to not be independent, or would cause the nominating and compensation/renumeration committee to be less than majority independent. In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
While there are currently markets where we accept lower levels of independence, we expect to expand these independence guidelines to all markets over time.

1
MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of third party (e.g., proxy advisory firm).

Independent chairs
MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.
Tenure in leadership roles
We may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if progress on refreshment is not made or being considered by the company’s board or we identify other concerns that suggest more immediate refreshment is necessary, such as the director’s role on a key committee.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances.
MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.
As a general guideline, MFS will generally vote against a director’s election if they:
•
Are not a CEO or executive chair of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) public boards for companies in other non-US markets.
•
Are a CEO or executive chair of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside public company boards for companies in non-US markets. In these cases, MFS would likely only apply a vote against at the meetings of the companies where the director is non-executive.
MFS may consider exceptions to this guideline if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law), or iii) after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting guideline.
On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting guideline towards this over time.
Currently, where data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
•
At US, Canadian, European, Australian, New Zealand companies: less than 24%.
•
At Brazilian companies: less than 20%.
•
At Chinese, Hong Kong, Indian, Japanese, Korean, other Latin American companies: less than 10%.
As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.

MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.
For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
•
There are concerns with a director or board regarding performance, governance or oversight, which may include:
•
Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
•
A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents, or the introduction of shareholder unfriendly provisions or actions; or
•
Allowing the hedging and/or significant pledging of company shares by executives.
•
A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
•
The board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders;
•
The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or;
•
In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.
Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent: MFS believes a threshold of 15-25% is an appropriate balance of shareholder and company interests, with thresholds of 15% for large and widely held companies.
MFS will generally support management proposals to establish these rights where they do not currently exist. MFS will generally support shareholder proposals to adjust existing rights to within the thresholds described above. MFS may also support shareholder proposals to establish the right at a threshold of 10% or above if no existing right exists and no right is presented for vote by management within the threshold range described above.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
Items related to shareholder rights:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.
Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Items related to capitalization proposals, capital allocation and corporate actions:
Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted below under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where we believe:
•
The plan is aligned with the company’s current strategic priorities with a focused set of clear, suitably ambitious and measurable performance conditions;
•
Practices of concern may include an incentive plan without financial performance conditions, without a substantial majority weighting to quantitative metrics or that vests substantially below median performance.
•
Meaningful portions of awards are paid in shares and based on long performance periods (e.g., at least three years);
•
Practices of concern may include low executive share ownership in the context of total pay and tenure.
•
Awards and potential future awards, reflect the nature of the business, value created and the executive’s performance;
•
Practices of concern may include large windfall gains or award increases without justification.
•
Awards are fair, not detrimental to firm culture and reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative); and
•
Practices of concern may include one-off awards without justification or robust performance conditions, equity awards repriced without shareholder approval, substantial executive or director share pledging, egregious perks or substantial internal pay imbalances.
•
The calculation and justification for awards is sufficiently transparent for investors to appraise alignment with performance and future incentives.
MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern by using both internal research and the research of third-party service providers. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
•
The incentives should be tied to issues that are financially material for the issuer in question.
•
They should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures.
•
The weighting of incentives should be appropriately balanced with other strategic priorities.
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
•
Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
•
Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
•
Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
•
MFS votes against consecutive pay votes;
•
MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly;

•
MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that we believe are detrimental the long-term success of the company; or
•
An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
Shareholder Proposals on Executive Compensation
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:
•
Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
•
Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
•
Expressly prohibit the backdating of stock options; or,
•
Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Environmental and Social Proposals
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis.
For example, MFS may support reasonably crafted proposals:
•
On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.
•
Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
•
On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
•
On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
•
On tax: that request reporting in line with the GRI 207 Standard on Tax.
•
On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B.
GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c.
Considers special proxy issues as they may arise from time to time; and
d.
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.
2. Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

2
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.3
3. Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C.
OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1. Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2. Analyzing and Voting Proxies

3
MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETS’s best interest. In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholder of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.4 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3. Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

4. Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D.
ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact proxyteam@mfs.com.
E.
RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F.
REPORTS
U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regard to environmental, social or governance issues.

MetLife Investment Management, LLC

MetLife Investment Management, LLC
Proxy Voting
Policy Owner: Head of Investments Compliance
1
Introduction
1.1
Purpose
The purpose of this policy is to set forth how MetLife Investment Management, LLC (“MIM, LLC”) votes proxies.
MIM, LLC has established this proxy voting policy with respect to MIM, LLC client accounts (referred to as “client” in this policy) where MIM, LLC has been delegated discretionary proxy voting authority. It is MIM, LLC’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in ERISA regulation §2550.404a-11).
This policy does not apply where MIM, LLC has not been delegated proxy voting authority by a client (i.e., the client has retained the authority or designated someone other than MIM, LLC to vote proxies on its behalf). This policy is available to all clients upon request, with the understanding that it is subject to change at any time without notice.
1.2
Scope
MIM, LLC is responsible for managing (i) the investment portfolios of MetLife, Inc. subsidiaries (“MetLife Accounts”), and (ii) certain insurance company separate accounts and certain collective investment funds and unaffiliated managed account clients (“Client Accounts” and, together with the MetLife Accounts, the “Accounts”).
1.3
Policy Ownership
This Policy is owned by the Head of Investments Compliance and will be reviewed at least every other year.
1.4
Exceptions and Escalation
This Policy is to be adhered to in all circumstances. Where an exception scenario arises that contravenes this Policy it should be escalated for approval to Investments Compliance.
2
Policy
2.1
Overview
MIM, LLC has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM, LLC or its affiliates do not affect voting decisions on behalf of clients. All MIM, LLC personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.
MIM, LLC generally votes every proxy. However, MIM, LLC may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, LLC, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.
Once a client has delegated its proxy voting rights to MIM, LLC, MIM, LLC does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM, LLC views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

1
In accordance with ERISA regulation §2550.404a-1, MIM, LLC will carry out its proxy voting duties prudently and solely in the interests of the ERISA plan participants and beneficiaries for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying the reasonable expenses of administering the plan.

MIM, LLC has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM, LLC plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM, LLC’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, LLC, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM, LLC’s procedures for determining an Override are set forth herein.
Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM, LLC to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM, LLC will furnish to a particular client details of how MIM, LLC has voted the securities in its account; clients can request this information by contacting MIM, LLC. MIM, LLC does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).
2.2
Proxy Voting Committee
Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least one representative from MIM, LLC’s Index Strategies team, one member from Operations, one member from MIM, LLC’s Public Fixed Income team and one member from Investments Compliance. If other investment divisions of MIM, LLC have assets that require proxy voting, then such unit shall appoint at least one member from their respective investment team. MIM Legal serves as an adviser to the Proxy Committee, but is not a required attendee.
A member of Investments Compliance is responsible for keeping records of the Proxy Committee’s meetings.
The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting service provider, the Guidelines and proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. Information for the Proxy Committee meeting is submitted by the Index Strategies Team and Operations (on behalf of public fixed income).
The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.
On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee in attendance (whether in person or virtual) constitutes a quorum.
2.3
Proxy Voting Service Vendor
MIM, LLC has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM, LLC’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM, LLC. ISS receives a daily electronic feed of all holdings in relevant MIM, LLC client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM, LLC has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.
The Proxy Committee shall, no less than annually, review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, LLC, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM, LLC’s clients.
In making such an assessment the review may consider:
•
The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
•
The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;
•
Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

No less than annually, MIM, LLC shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.
MIM exercises additional prudence and diligence in the selection and monitoring of ISS by taking steps which include assessing the qualifications of ISS, the quality of services offered, and the reasonableness of fees charged in light of the services provided.
2.4
Overriding the Guidelines
MIM, LLC may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below. I
If any member of the Proxy Committee, or other individual within MIM, LLC, believes that MIM, LLC should vote in a manner inconsistent with the Guidelines, such person must notify MIM, LLC’s Chief Compliance Officer (“CCO”). The CCO will work with the Proxy Committee to make a determination as to whether the situation presents a material conflict of interest.
The term “conflict of interest,” for purposes of this Policy, refers to a situation in which MIM, LLC or its affiliates have a financial interest in the proxy matter, other than the obligation MIM, LLC incurs as investment adviser, which may compromise MIM, LLC’s freedom of judgment and action with respect to the voting of the proxy. The CCO, in consultation with MIM, LLC Legal, shall determine if there is a conflict of interest and whether or not it is material to the voting of a proxy.
No Material Conflict of Interest
If it is determined that there is no material conflict of interest, MIM, LLC will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM, LLC will instruct ISS to vote accordingly prior to the voting deadline. MIM, LLC will retain records of documents material to any such determination and the voting of any such proxy.
Material Conflict of Interest
If, it is determined that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:
•
a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•
data regarding client holdings in the relevant issuer;
•
pertinent information related to a material conflict of interest, together with all relevant materials;
•
the vote indicated by the Guidelines, together with any relevant information provided by ISS; and
•
the rationale for the request for an Override, together with all relevant information.
After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.
2.5
Votes Not Governed by Guidelines
In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth above in determining how to vote the proxy. In the event of a conflict of interest, the Proxy Committee also will follow a process similar to that set forth above. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Under normal circumstances, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM, LLC will instruct ISS to vote in accordance with the recommendation. In the event that MIM, LLC Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.
2.6
No Undue Influence
If at any time any MIM, LLC associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to the CCO who will notify Investments Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.
2.7
Books and Records
MIM, LLC maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. MIM, LLC may delegate this responsibility to ISS or any other proxy voting and recording service provider retained by MIM, LLC. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:
•
a copy of this policy;
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proxy statements received regarding client securities;
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a record of each vote cast, and such records are accessible to MIM, LLC;
•
a copy of any document created by MIM, LLC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•
each written client request for proxy voting records and MIM, LLC’s written response to any (written or oral) client request for such records.
Policy Governance
Approver	Version Approved
Policy Owner	October 2023
MIM Risk Committee or its designee	October 2023

Morgan Stanley Investment Management Inc.

April 2025
MORGAN STANLEY INVESTMENT MANAGEMENT
EQUITY PROXY VOTING POLICY AND PROCEDURES
I.
INTRODUCTION
This Proxy Voting Policy (“Policy”) set out Morgan Stanley Investment Management’s (“MSIM)1 approach to Proxy Voting, the procedures it follows with respect to Proxy Voting and the guideline used to inform voting on key issues. The Policy is reviewed annually and updated as necessary to address new and evolving proxy voting issues and standards.
A.
MSIM Approach to Proxy Voting
MSIM will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with its fiduciary duties, consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”). MSIM will generally seek to vote proxies in accordance with the Proxy Voting Guidelines set out below.
MSIM has a decentralized approach towards investment management, consisting of independent investment teams. Investment teams seek to integrate this Policy with their investment goals and client expectations, using their vote to support sound corporate governance with the aim of enhancing long-term shareholder value, providing a high standard of transparency, and enhancing companies' economic value. To that end, investment teams retain the overall vote decision. In some circumstances, MSIM may further define guidelines that sit under this Policy providing more details on company expectations and voting decisions applicable to certain strategies.
Under this Policy, proxy voting is led by our investment teams with support from the Global Stewardship Team (“GST”). The GST supports investment teams to vote in accordance with the Client Proxy Standard and comprises individuals who are separate from our investment teams. The GST is also responsible for the consistent application of this Policy and the Proxy Voting Guidelines and for providing voting recommendations to investment teams. The GST also oversees the proxy voting operational processes, vote execution and research.
As a result of MSIM’s independent investment team structure, a situation may emerge in which different investment teams have different views on how to vote the same proxy in the best interest of their respective clients. Under these circumstances, each investment team will vote according to their views.
B.
Applicability of Policy
This Policy2 applies to proxy voting activities across MSIM. MSIM votes proxies on behalf of its sponsored funds and advisory clients that have granted it the authority to do so and will vote the proxies in accordance with this Policy unless otherwise agreed with the client.
Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

1
The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the “Policy”) currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Eaton Vance Management, Boston Management and Research, Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below.)
2
This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed-income instruments (collectively, “Fixed Income Instruments”). Instead, MSIM’s Policy for Exercising Consents Related to Fixed Income Instruments applies to MSIM’s exercise of discretionary authority or other investment management services, to the extent MSIM has been granted authority to exercise consents for an account with respect to any Fixed Income Instruments held therein.

II.
PROXY VOTING PROCEDURES
MSIM follows the following procedures when voting proxies:
A.
Proprietary Proxy Voting Platform
MSIM uses a proprietary management system, Provosys3, when voting proxies. Provosys streamlines our proxy voting process by providing a centralized platform for research, vote instruction and management of conflicts of interests. We believe that the internal management of this process provides us with enhanced quality control, as well as oversight and independence of the proxy administration process. Our proprietary system also handles workflow around proxy voting, documenting the views of various investment teams and the GST where relevant.
B.
Proxy Voting Services Provided by Third Parties
MSIM also retains the services of Institutional Shareholder Services (“ISS”) and Glass Lewis (collectively, the “Proxy Service Providers”4) for proxy vote execution, reporting, record-keeping, and where appropriate, to provide company-level reports that summarize key data elements within an issuer’s proxy statement or on specific thematic/market topics.
MSIM performs periodic due diligence on the Proxy Service Providers as part of ongoing oversight. Topics of the reviews include, but are not limited to, the Proxy Service Providers’ management of conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
C.
Proxy Voting Operations
The GST5 is responsible for ensuring that voting instructions from investment teams and clients (where applicable) are communicated to our Proxy Service Provider responsible for proxy vote execution (currently, ISS serves in this capacity) and that adequate controls are in place to ensure instructions communicated electronically are accurately recorded in ISS systems for execution (including scenarios where votes have been split because of client preference or differing investment team convictions).
Additionally, the GST conducts monthly reviews of a vote audit report provided by ISS, confirming the execution status for meetings and conducts ex-post reviews to confirm that ISS has accurately implemented voting instructions.
D.
Proxy Voting Oversight
The Proxy Review Committee (“PRC”) has overall responsibility for this Policy. The PRC consists of investment professionals who represent the different investment disciplines and/or geographic locations of MSIM and members of the GST. Additionally, the GST administers and implements the Policy through consultation with PRC members and MSIM investment teams, as well as monitors services provided by the Proxy Service Providers and any other research providers used in the proxy voting process.
E.
Securities Lending
Accounts or funds sponsored, managed, or advised by MSIM may participate in a securities lending program through a third-party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender is not entitled to vote the lent shares at the company meeting.
However, in certain circumstances a portfolio manager may seek to recall shares for the purposes of voting. In this event, the handling of such recall requests would be on a reasonable efforts basis.
F.
Market and Operations Limitations
Voting proxies of companies located in some jurisdictions may involve several issues that can restrict or prevent the ability to vote such proxies or entail significant costs. These issues include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of the listing organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.

3
Not applicable for Morgan Stanley AIP GP LP.
4
Not applicable for Morgan Stanley AIP GP LP.
5
Not applicable for Morgan Stanley AIP GP LP.

As a result, MSIM will use reasonable efforts to vote clients’ non-U.S. proxies, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.
G.
Conflicts of Interest
MSIM is part of Morgan Stanley, a global financial services group, and, as such, MSIM faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which MSIM may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.
MSIM has also enacted policies and procedures to address potential conflicts resulting from its own commercial or other relationships and to manage conflicts of interests so that proxies are voted in accordance with the Client Proxy Standard. The GST administers proxy voting Policy implementation and is responsible for providing investment teams with voting recommendations in accordance with this Policy and the Proxy Voting Guidelines. In the event of a material conflict of interest not addressed by such policies and procedures, the Head of GST will convene a special committee to oversee how a proxy should be voted in accordance with the Client Proxy Standard. Any determinations of the special committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.
MSIM also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, MSIM will seek to vote its shares in the same proportion as other holders of Morgan Stanley’s shares (“echo vote”).
H.
Proxy Voting Reporting & Recordkeeping
We will promptly provide a copy of this Policy to any client requesting it. We will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account. MSIM files an annual Form N-PX on behalf of each MSIM affiliate for which such filing is required, indicating how proxies were voted with respect to each MSIM affiliate fund’s or advisor’s holdings.
The GST will maintain requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any relevant research documents and (5) PRC and Special Committee decisions and actions. This documentation will be maintained for such period as required by relevant law and regulation.
MSIM also maintains rationales for its voting decisions at shareholder meetings (including votes against management) in a searchable database on an external website, which is updated on a rolling 12-month basis.
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
I.
Review of Policy
The PRC through consultation with PRC members, and in conjunction with the Legal and Compliance Division, reviews this Policy annually to ensure that it remains consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices.

III.
MSIM PROXY VOTING GUIDELINES
MSIM6 (also defined as “We” within this section) will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with its fiduciary duties, consistent with the Client Proxy Standard.
Our proxy voting principles are rooted in the tenets of accountability, transparency and protection of shareholder rights. Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these rewards. When reviewing proposals, MSIM considers the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and company’s current disclosures.
MSIM therefore expect the companies in which it invests to adhere to effective governance practices and to protect their shareholders’ interests. In addition to these proxy voting guidelines, MSIM may review publicly disclosed information from the issuer, research, and other sources. Investment teams will independently make voting decisions as appropriate for their strategies.
A.
Board of Directors
The board of directors plays a key role in overseeing management and ensuring effective execution of strategies to achieve long-term shareholder value creation. The board has several important responsibilities including, but not limited to, selecting the executive leadership, monitoring and incentivizing performance, succession planning, and overseeing company strategy. In order to effectively carry out its fiduciary duties, we believe it is crucial for the board to have the right mix of skills, be sufficiently independent, and have the proper accountability mechanisms in place.
Board Composition
The role of the board of directors is to provide governance oversight and guidance to position the company for strategic success and drive long term value creation for shareholders. We believe that diverse perspectives on the board help directors assess and manage risks and opportunities comprehensively. Diversity on a board can include diversity of thought, background, skills, and experiences. Directors with a mix of tenures can also be beneficial to balance new perspectives with industry experience and knowledge. We generally expect the board to be composed of directors with adequate skill sets and diversity to provide oversight of the business, and in line with any local market regulations. Additionally, we expect the audit committee to have directors with appropriate financial expertise to serve on the committee.
Board Independence
We generally expect boards to adhere at a minimum to their prevalent market or regulatory standards on board independence. In most markets, a majority independent board is considered best practice.
When assessing independence of directors, we may consider relevant circumstances and relationships with the company and related parties such as senior management or large shareholders.
In our experience, the right leadership structure is critical to a strong board. When voting on matters related to board leadership, we may consider company performance and any evidence of entrenchment or perceived risk indicating power may be overly concentrated in a single individual. We also generally expect key board committees to be comprised of independent board members.
Board Accountability

6
The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the “Policy”) currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Eaton Vance Management, Boston Research Management, Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below)

Director elections are the primary mechanism for shareholders to hold board members accountable. Therefore, we generally expect directors to be elected annually to serve on the board by majority vote. We generally expect directors who fail to receive majority shareholder support should resign from their position unless there is sufficient disclosure concerning the reasons why they failed to get support from a majority of the shareholders.
Boards should take into consideration the views of their long-term shareholders to ensure alignment, and to make appropriate efforts to communicate their plans and views broadly. To that end, we generally expect the board to engage meaningfully with long-term shareholders, especially to address concerns on matters that may affect the long-term value creation of the company.
We may consider withholding support for directors where we have significant concerns due to inadequate risk oversight of potentially financially material issues7. We may consider withholding support for Audit Committee members for failure to address accounting irregularities or financial misstatements over consecutive years.
Directors should dedicate adequate time to their role and consider any other existing commitments alongside their board and/or committee memberships. We may look at meeting attendance to determine whether directors have adequate time for their responsibilities.
B.
Auditors
Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. We therefore expect auditors to be independent in order to provide an objective opinion and assurance. We may consider non-audit related business, length of service and any other relevant context when assessing auditor independence. We generally expect non-audit related fees to be less than 50% of the total fee.
C.
Executive & Director Compensation
Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation plans can create perverse incentives. We expect compensations plans to be reasonable, and appropriately incentivize executives to make risk-reward decisions that align with the business strategy and goals, and long-term shareholder value creation. Compensation plans should also build in retention mechanisms for high performing executives. We generally expect compensation plan payouts to align with performance and long-term value creation.
We expect director compensation to follow market best practice and be aligned with long-term shareholder interests. For executives and directors who gain shares through equity compensation plans, we generally expect reasonable guidelines and holding requirements. Typically, stock options issued to executives should be priced at fair market value on the date of the grant and any re-pricing should not incur a significant cost to shareholders.
We generally expect employee ownership, retirement and severance plans to be designed in a manner that does not disadvantage shareholders. These plans should not be excessively dilutive or incur a high cost. We generally expect discounted employee stock purchase plans to be broad-based and include non-executive employees. Discount rates should be in line with market best practice and not excessive.
For compensation plans with performance metrics, in instances where performance milestones are not met, we may expect reasonable claw back provisions for executive or director compensation related to these missed milestones depending on the circumstances.
We generally evaluate each compensation plan and any related proposals, including shareholder proposals, within the context of the market and the company. In order to make a suitable evaluation about compensation and related matters, we expect appropriate disclosures on relevant aspects.

7
For example, we may withhold support for a director we believe is responsible for a company’s involvement/remediation of breach of global conventions such as UN Global Compact Principles on Human Rights, Labor Standards, Environment and Business Malpractice.

D.
Shareholder Rights and Defenses
Companies should take actions and make decisions with the intent of maximizing long-term shareholder value creation. We generally support proposals that enhance shareholder rights and vote against those that seek to undermine them. We believe that in most cases, each common share should have one vote, and that a simple majority of voting shares should be what is required to effect change.
Shareholder Rights Plans
Shareholder rights plans, commonly known as poison pills, and similar take-over defenses should aim to promote long-term shareholder value creation. When designing plans and defenses, companies should ensure that they do not suppress potential value by unduly discouraging acquirers. We generally expect companies to seek shareholder approval or ratification of shareholder rights plans.
Unequal Voting Rights
We generally expect companies to adhere to the one share one vote principle. When companies have dual-class structures, they should ensure that such structures are not misused to support instances where a few insiders may benefit at the cost of other shareholders. Ultimately, structures should strive to create alignment between the shareholders’ economic interests and their voting power.
Voting Requirements
We typically prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. We generally expect companies to protect minority shareholder rights as their primary goal when considering supermajority vote requirements.
Right to call Special Meetings
We generally expect companies to allow large shareholders to call special meetings. A large shareholder may be defined by a reasonable threshold or in line with prevalent market practices.
Proxy Access
We generally consider ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group in our evaluation of proposals related to proxy access.
E.
Capital Structure
We expect any changes to the capital structure to be driven by legitimate business needs and not as a means of anti-takeover defense. We generally expect companies to ensure that such changes do not disadvantage shareholders.
Companies should provide a clear business rationale when requesting the authorization, or increase in authorization, of new shares or new share classes. They ought to request a reasonable number of shares in relation to the purpose outlined. Companies should follow prevalent market practices, such as offering pre-emptive rights, to ensure shareholders are not excessively diluted, unless required by specific circumstances which are clearly stated.
We generally consider specific company and market context when we evaluate proposals on dividend payout ratios and related matters.
F.
Corporate Transactions & Proxy Fights
We expect companies to provide a clear economic and strategic rationale for proposed transactions. We also expect disclosure of any financial benefits to the board or executives from any proposed transaction and will generally look for assurances that shareholder interests were prioritized. We generally assess company-specific circumstances when evaluating voting matters related to mergers, acquisitions, other special corporate transactions, and contested elections.

G.
Shareholder Proposals
In assessing shareholder proposals, we will carefully consider the potential financial materiality (as appropriate to the investment strategy of MSIM’s investment teams and relevant advisory affiliates) of the issues raised in the proposal, as well as the company’s exposure to relevant risks and opportunities, current disclosures on the topic, and the sector and geography in which the company operates. We generally seek to balance concerns of reputational, operational, litigation and other risks that lie behind the proposal against costs of implementation.
We generally support proposals that seek to enhance useful disclosure on potentially financially material issues (as appropriate to the investment strategy of MSIM’s investment teams and relevant advisory affiliates), including but not limited to climate, biodiversity, human rights, supply chain, workplace safety, human capital management and pay equity. We focus on understanding the company’s business and commercial context and recognize that there is no one size fits all that can be applied across the board.
We generally do not support shareholder proposals on matters best left to the board’s discretion, or addressed via legislation or regulation, or that would be considered unduly burdensome. We also generally do not support shareholder proposals related to matters that we do not consider to be financially material (as appropriate to the investment strategy of MSIM’s investment teams and relevant advisory affiliates) for the company.

APPENDIX
Policy Statement
The Policy, with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
•
With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.
•
For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
•
For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
•
In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
•
Certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.
In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person," and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman Investment Advisers LLC

PROXY VOTING POLICIES AND PROCEDURES
February 2025
I.
INTRODUCTION AND GENERAL PRINCIPLES
A.
Certain investment adviser subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B.
NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C.
NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D.
In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E.
In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s proxy votes for other client accounts.
F.
NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.
II.
RESPONSIBILITY AND OVERSIGHT
A.
NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:
(i) developing, authorizing, implementing and updating NB’s policies and procedures;
(ii) administering and overseeing the governance and proxy voting processes; and
(iii) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies. NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting service provider.
B.
The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.
The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Global Head of Stewardship and Sustainable Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Head of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Proxy Committee may also appoint substitute or additional members if needed to establish quorum in the absence of one or more members.
D.
In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.
Proxy Voting Guidelines
A.
The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B.
Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our Stewardship and Sustainable Investing Group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C.
We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D.
In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.
IV.
PROXY VOTING PROCEDURES
A.
NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B.
NB has engaged Glass Lewis as its proxy voting service provider to: (i) provide research on proxy matters; (ii) in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline; (iii) vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner; (iv) handle other administrative functions of proxy voting; (v) maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and (vi) maintain records of votes cast.
C.
Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D.
NB retains final authority and fiduciary responsibility, consistent with applicable law, for proxy voting for clients that have delegated it authority and discretion to vote proxies.
V.
CONFLICTS OF INTEREST
A.
NB shall direct Glass Lewis to vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, NB will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B.
In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:
(i)
take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii)
disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii)
suggest that the client or clients engage another party to determine how to vote the proxy;
(iv)
instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or
(v)
engage another independent third party to determine how to vote the proxy if voting in the manner described is not feasible.
A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.
C.
In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D.
Material conflicts cannot be resolved by simply abstaining from voting.
VI.
RECORDKEEPING
NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:
(i) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
(iv) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
(v) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.
Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department.
VII.
ENGAGEMENT AND MONITORING
Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.
SECURITIES LENDING
Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.
IX.
DISCLOSURE
Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at https://www.nb.com/en/us/nb-votes. Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us//nb-votes.

Proxy Committee Membership as of January 2025:
Joseph Amato, President and Chief Investment Officer (Equities)
Jonathan Bailey, Global Head of Stewardship and Sustainable Investing
Elias Cohen, Portfolio Manager
Timothy Creedon, Director of Global Equity Research
Richard Glasebrook, Portfolio Manager
Brett Reiner, Portfolio Manager
Amit Solomon, Portfolio Manager
Corey Issing*, Co-General Counsel – Asset Management
Caitlin McSherry*, Global Head of Stewardship

*
Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Pacific Investment Management Company LLC

PIMCO
Proxy Voting Policy
April 2025
Policy
It is PIMCO’s policy (the “Policy”) any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO’s fiduciary obligations and applicable law.1
PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies3. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.
A.
General Policy Statement
The Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department, the Conflicts Committee or the Proxy Working Group has determined that it is consistent with PIMCO’s fiduciary obligations not to vote4.
PIMCO will take reasonable steps to submit votes on behalf of clients; however, there may be operational circumstances that prevent PIMCO’s proxy vote elections from being processed.
B.
Conflicts of Interest
1.
Identification of Conflicts of Interest
Actual or potential conflicts of interest could arise when PIMCO votes client proxies, including but not limited to: (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a personal5 or business relationship unrelated to PIMCO’s current business with the issuer; and (iii) if PIMCO clients have divergent interests in the proxy vote.
PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving or mitigating them as described in this Policy.
Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any disclosed conflicts of interest identified by the ISP to PIMCO.

1
Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
2
Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
3
PIMCO generally will not, however, vote proxies subject to securities lending arrangements directed by clients unless PIMCO accepts express contractual authority over the client’s securities lending activities and this authority includes the ability to recall loaned securities.
4
This includes instances when PIMCO does not have proxy voting authority under applicable provisions of relevant investment management agreements for retail separately managed accounts, and/or PIMCO is prohibited from taking action on a proxy voting matter due to applicable global economic sanctions that restrict investment decisions with respect to a particular issuer or company.
5
Personal relationships include employee and immediate family member interests with an issuer.

Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting. If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client. If a potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the procedures described in section 2, below, shall be followed.
2.
Resolution of Potential/ Identified Conflicts of Interest
Equity Securities.6  PIMCO has retained an ISP7 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. Such research and voting recommendations are provided to the PM/Analyst who is responsible for voting on a proxy on behalf of each client. Each PM/Analyst is responsible for evaluating and voting proxies based on such information determined to be relevant to the proxy vote. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.
Fixed Income Securities.  Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian.
When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.
Conflicting Client Interests.  Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:
•
If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s/Analyst’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.
•
If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.
Affiliated Fund Considerations
PIMCO will vote client (including ERISA account) proxies relating to an underlying PIMCO-affiliated fund in accordance with the offering disclosure, or governing documents or any applicable contract for the client holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will generally vote client proxies relating to an underlying PIMCO-affiliated

6
The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
7
The ISP for Equity Securities proxy voting is Institutional Shareholder Services, Inc. (“ISS”).

fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy8, unless such practice is prohibited by law, regulation, or the contractual arrangements between the account and PIMCO.
The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may, as an alternative to “echo” or “mirror” voting, determine, in its sole discretion, to resolve a conflict of interest with respect to a client holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. PIMCO may, in its sole discretion, elect not to follow a recommendation of the ISP relating to PIMCO-affiliated fund shares when doing so is in a particular client’s best interest and consistent with PIMCO’s fiduciary duties. In such cases, PIMCO will follow the conflict review procedures referenced above.
3.
Escalation of Conflicts of Interest
Direct Resolution by the Proxy Working Group.  PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including but not limited to:
•
The extent and nature of the actual or potential conflict of interest;
•
If the client is a fund, whether it has an independent body (such as a board of directors) where it may be appropriate to give guidance to PIMCO;
•
The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);
•
Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and
•
Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.
The Working Group Protocol.  To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol. The Working Group may elect to meet and review proxy related matters in lieu of establishing protocol.
PIMCO Conflicts Committee.  The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.
The Legal and Compliance department will record the manner in which each such conflict is resolved.
C.
ISP Oversight
Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: (i) the ISP’s operational processes and ability to provide proxy voting research and recommendations9, and (ii) the ISP’s compliance program.

8
"Echo” or “mirror” voting generally means that PIMCO will vote shares held by the client in the same proportion as all other third-party shareholders of the underlying PIMCO-affiliated fund. If only clients for which PIMCO retains proxy voting discretion are expected to vote on a matter for the underlying PIMCO-affiliated fund and such clients are voting on a similar matter as the underlying PIMCO-affiliated fund, then the clients will vote their shares of the underlying PIMCO-affiliated fund in the same proportion as the clients’ third-party shareholders voted shares of the client on the matter. If only clients for which PIMCO retains proxy voting discretion are expected to vote on a matter for the underlying PIMCO-affiliated fund and such clients are not voting on a similar matter, then such clients will seek to vote in the same proportion as the third-party shareholders of the trust or other entity of which the underlying PIMCO-affiliated fund is a series.
9
This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

D.
Delegation of Proxy Voting Authority
Sub-Adviser Engagement.  As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
E.
Reporting and Disclosure Requirements and the Availability of Proxy Voting Records10
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will seek to ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also seek to ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its Form N-CSR and N-CSRS reports to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Americas Fund, Client and Legal Operations department is responsible for confirming that this information is posted on each fund’s website. PIMCO will seek to ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and Form N-CSR and N-CSRS reports describing (or, in the case of Form N-CSR and N-CSRS reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will make the information disclosed in each applicable fund’s most recently filed report on Form N-PX publicly available on or through the fund’s website as soon as reasonably practicable after filing the report with the SEC in accordance with applicable law.
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
F.
Records
PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with PIMCO’s Records Management Policy.
Effective:	August 2003
Revised:	May 2007 May 2010 October 2012 June 2014	November 2017 April 2020 April 2025

10
For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will seek to ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

PanAgora Asset Management, Inc.

PanAgora Asset Management (“PanAgora”)
Proxy Voting Policy
January 2025
Introduction
PanAgora Asset Management (“PanAgora”) has established this policy in order to ensure that it votes proxies in a manner which is consistent with the best interests of its clients. PanAgora’s Trading & Investment Practices Committee (“TIPC”) is responsible for proxy voting oversight, including the establishment, implementation, and oversight of this policy. To assist in carrying out its responsibilities under this policy, PanAgora has engaged Institutional Shareholder Services, Inc. (“ISS”), a governance research service which is registered as an investment adviser, to provide research and recommendations related to proxy votes. PanAgora has instituted a process for oversight of ISS, including review of ISS reports, periodic due diligence meetings and a review of ISS’ policies and procedures and any potential conflicts of interest. Although PanAgora has instructed ISS to vote in accordance with this policy, PanAgora retains the right to deviate from ISS’ recommendations if, in its estimation, doing so would be in the best interest of clients. Under this policy, PanAgora:
•
describes its proxy voting procedures to clients and investors in clients in Part 2A of its Form ADV;
•
provides clients and investors with this written proxy policy, upon request;
•
discloses to its clients and investors how they may obtain information on how PanAgora voted the client’s proxies;
•
generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;
•
maintains documentation as to the reason(s) for voting for all non-routine items; and
•
keeps records of such proxy votes.
Process
Members of PanAgora’s compliance team, under the supervision of the CCO, are responsible for monitoring proxy voting under this policy. As stated above, proxy voting oversight is the responsibility of TIPC, which retains oversight responsibility for all investment activities of PanAgora.
All proxies received on behalf of PanAgora clients are forwarded to ISS. If (i) the request falls within the scope of the proxy voting policy established between PanAgora and ISS, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to the guidelines established with ISS as adopted by TIPC.
However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from ISS, and concerns of clients or portfolio managers.
In instances of special circumstances or issues not directly addressed by our policies, the CCO shall, as appropriate, liaise with TIPC or a member of the relevant investment team in order to make a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the CCO or a member of TIPC determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the CCO, in liaison with TIPC and/or a member of the investment team will examine each of the issuer’s proposals to determine what vote would be in the best interests of PanAgora’s clients.
Potential Conflicts
As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora or ISS may have a business or other relationship with participants involved in a proxy contest. PanAgora’s objective in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the conflict. Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and may avoid the conflict.
In other cases, where PanAgora’s CCO has determined that additional analysis or discussion may be required, the potential conflict will be brought to the attention of TIPC. PanAgora may employ the services of a third party, wholly independent of PanAgora and those parties involved in the proxy issue, to assist in the determination of how to vote the proxy. In certain situations, TIPC may determine that the employment of a third party is not feasible, impractical, or unnecessary. In such situations, TIPC shall guide PanAgora as to how to vote. The basis for the voting decision shall be formalized in writing.
Recordkeeping
In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted:
•
PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
•
a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);
•
a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
•
a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and
•
a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.
Disclosure of Client Voting Information
Any client or investor of PanAgora who wishes to receive information on how proxies were voted should contact PanAgora.
This Policy is intended solely for the use of PanAgora in the management of its business and operations in compliance with applicable law. It is not intended to, and shall not under any circumstances, create any right or expectation in or on the part of any person, including without limitation any client or any interest holder in any client.

Schroder Investment Management North America Inc. and
Schroder Investment Management North America Limited

Schroders Investment Management North America Inc.
Proxy Voting Policy Summary (10/20/2023)
Proxy Voting Policy Requirement
Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:
•
Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.
•
Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.
•
Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.
All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.
Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.
Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.
Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.
Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.
Schroders has the ability to conduct all voting electronically.
All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.
Voting Escalation Process.
Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):
•
The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.
•
The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.
•
The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.
For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.
Conflicts of Interest
Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.
Examples of potential conflicts of interest include, but are not limited to:
•
Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.
•
Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.
•
Where a Schroders plc director or senior manager is a director of the company in question.
•
Where Schroders plc or an affiliate is a shareholder of the company being voted on.
•
Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.
•
Where the Corporate Governance team votes on Schroders plc resolutions.
There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.
Corporate Actions
In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.
There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

SSGA Funds Management, Inc.

Global Proxy Voting and Engagement Policy
March 2025
State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients’ proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long- term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients’ assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Global Advisors Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Global Advisors will only apply in jurisdictions where permitted by local law and regulations. State Street Global Advisors will not apply any policies contained herein in any jurisdictions where State Street Global Advisors believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to a firm’s business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.
Our Asset Stewardship Program
State Street Global Advisors’ Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by- case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.
In order to facilitate the execution of our proxy votes, we retain Institutional Shareholder Services Inc. (“ISS”). We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items. State Street Global Advisors does not follow the voting recommendations of any policy offered by ISS or any other proxy voting policy provider in implementing the Policy.
All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:
•
Power of attorney documentation is required.
•
Voting would have a material impact on our ability to trade the security.
•
Voting is not permissible due to sanctions affecting a company or individual.

1.
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

•
Issuer-specific special documentation is required or various market or issuer certifications are required.
•
Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•
Unless a client directs otherwise, in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Global Advisors Proxy Voting Choice Program
In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Program to apply to the vote of the client’s pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities Not Voted Pursuant to the Policy
Where clients have asked State Street Global Advisors to vote the client’s shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.
Regional Nuances
When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.
Our Proxy Voting and Engagement Principles
State Street Global Advisors’ proxy voting and engagement program around three broad principles:
Effective Board Oversight: We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and experience to manage risks and operating structures that are often complex and industry-specific.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
Shareholder Protection: State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders’ right to exercise their proxy vote on matters that are important to the protection of their investment such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of Principals These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Global Advisors’ proxy voting decisions. When voting at portfolio companies in different markets, State Street Global Advisors may apply the principles in ways that are specific to a given market based on factors such as availability of data, resources, disclosure practices, and size of holdings in our clients’ accounts.
Shareholder Proposals When voting our clients’ proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.
Engagement We conduct engagements with individual users to communicate the principles set forth in this Policy and to learn more about companies’ strategy, board oversight and disclosure practices. We do not seek to change or influence control of any portfolio company through these engagements. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
Section I. Effective Board Oversight
Director Independence We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We have developed criteria for determining director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
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Participation in related-party transactions or other material business relations with the company
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Employment history with the company
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Status as founder or member of founding family
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Government representative
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Excessive tenure and preponderance of long-tenured directors
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Relations with significant shareholders
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Close family ties with any of the company’s advisers, directors or senior employees
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Cross-directorships
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Receipt of non-board related compensation from the issuer, its auditors or advisors
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Company’s own classification of a director as non-independent
In some cases, State Street Global Advisors’ criteria may be more rigorous than applicable local or listing requirements.

Majority Independent Board We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests.
Separation of Chair/CEO Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board Committees We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and Tenure We believe that average board tenure should generally align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures, and the business cycle for the industry in which a company operates.
Director Time Commitments We believe a company’s nominating committee is best placed to determine appropriate time commitments for the company’s directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.
Board Composition We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of backgrounds, experiences, and perspectives, which may include a range of characteristics such as skills, gender, race, ethnicity, and age. By having a critical mass of diverse perspectives, boards could experience the benefits that may lead to innovative ideas and foster more robust conversations about a company’s strategy.
We recognize that many factors may influence board composition, including board size, geographic location, and local regulations, among others. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective, independent oversight of a company’s long-term strategy. We believe nominating committees are best placed to determining the most effective board composition and we encourage companies to ensure that there are sufficient levels of diverse experiences and perspectives represented in the boardroom.
Board Member Expertise We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances, such as contested elections.
Board Accountability
Oversight of Strategy and Risk We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients’ portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

When evaluating a board’s oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:
1.
Oversees Long-term Strategy
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Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy
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Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy
2.
Demonstrates an Effective Oversight Process
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Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
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Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level
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Utilizes KPIs or metrics to assess the effectiveness of risk management processes
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Engages with key stakeholders including employees and investors
3.
Ensures Effective Leadership
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Holds management accountable for progress on relevant metrics and targets
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Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company’s business or operations
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Conducts a periodic effectiveness review
4.
Ensures Disclosures of Material Information
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Ensures publication of relevant disclosures, including those regarding material topics
Compliance with Corporate Governance Principles Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders’ long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
Proxy Contests We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the skills and expertise to fulfill the duties of board members, and to act as effective fiduciaries. While our default position is to support the committees’ judgement, we consider the following factors when evaluating dissident nominees:
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Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
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Effectiveness, quality, and experience of the management slate
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Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
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Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
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Company performance and, if applicable, the merit of a recovery plan
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Expertise of board members with respect to company industry and strategy
Board Oversight of Geopolitical Risk As stewards of our clients’ assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect our portfolio companies that may be impacted by geopolitical risk to:
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Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;
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Strengthen board oversight of these efforts; and
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Describe these efforts in public disclosures.

Compensation and Remuneration We consider it the board’s responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
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Overall quantum relative to company performance
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Vesting periods and length of performance targets
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Mix of performance, time and options-based stock units
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Use of special grants and one-time awards
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Retesting and repricing features
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Disclosure and transparency
Board Meeting Attendance We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
Reporting
Financial Statements We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company’s financial condition.
Sustainability-Related Disclosures We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies’ oversight, strategy, and business practices related to these sustainability issues identified as material.
We look to companies to provide disclosure on sustainability-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Climate-Related Disclosures We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure related to this topic.
For companies that have identified climate risk as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
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We encourage the disclosure of Scope 1 and Scope 2 emissions and related targets. However, State Street Global Advisors is not prescriptive in how a company sets its targets. We expect companies that have adopted net zero ambitions to disclose interim climate targets. In each case, if a company chooses not to disclose any climate targets, we expect the company to provide an explanation of how the company measures and monitors progress on managing climate-related risks and opportunities.
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We do not expect any company to set Scope 3 targets. We encourage companies to identify and disclose the most relevant categories of Scope 3 emissions. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty.

Therefore, if a company determines that categories of Scope 3 emissions are impracticable to estimate, we encourage the company to explain the relevant limitations. We also encourage companies to explain any efforts to address Scope 3 emissions, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.
Say-on-Climate Proposals While we generally believe in the importance of effective disclosure of climate-related risks a company has deemed material to its business, we do not endorse annual advisory climate votes. Where management chooses to include a Say-on-Climate vote, we assess the company’s climate-related disclosure in accordance with the criteria listed in Appendix A.
Board and Workforce Demographics We expect disclosure on the composition of both the board and workforce.
Section III. Shareholder Protection
Capital
Share Capital Structure The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
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Increase in Authorized Common Shares
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Increase in Authorized Preferred Shares
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Unequal Voting Rights
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Share Repurchase Programs
Dividend Payouts (Japan Only) For Japanese issuers, we are generally supportive of dividend payouts that constitute 30 percent or more of net income; however we consider whether the payment may damage the company’s long-term financial health.
Reorganization, Mergers and Acquisitions The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations.
We evaluate mergers and structural reorganizations on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
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Offer premium
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Strategic rationale
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Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value
We may consider the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock
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Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
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The current market price of the security exceeds the bid price at the time of voting
Related-Party Transactions Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Cross-Shareholdings (Japan Only) “Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.
Shareholder Rights
Proxy Access In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving flexibility for management to design a process that is appropriate for the company’s circumstances.
Vote Standards
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Annual Elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
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Majority Voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
Shareholder Meetings
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Special Meetings and Written Consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.
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Notice Period to Convene a General Meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least14 days.
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Virtual/Hybrid Shareholder Meetings: We generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
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Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
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Provide a written record of all questions posed during the meeting, and
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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance Documents & Miscellaneous Items
Article Amendments We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote.
We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.
Anti-Takeover Issues Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
Accounting and Audit-Related Issues Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

State Street Global Advisors believes that a company’s external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
Indemnification and Liability Generally, we believe directors should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally do not support shareholder proposals that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
We will consider supporting a shareholder proposal if:
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the request is focused on enhanced disclosure of the company’s governance and/or risk oversight
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the adoption of the request would protect our clients’ interests as minority shareholders; or
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for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix B.
Section V. Engagement
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our client’s portfolios. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. We do not seek to change or influence control of any portfolio company through engagement.
Equity Engagements
In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:
1.
Engagements with Portfolio Companies in Connection with a Ballot Item or Other Topic In our Policy: Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy. Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2.
Off-Season Engagement at the Request of a Portfolio Company: From time-to-time, portfolio companies may seek to engage with State Street Global Advisors in the ‘off- season’ to discuss a particular topic.
3.
Off-Season Proactive Engagement Campaigns: Each year, State Street Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.
Fixed Income Engagements
From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors’ Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
In addition, State Street Global Advisors may identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients’ debt investments. State Street Global Advisors may proactively engage with portfolio companies and other issuers on these topics to help inform our views on the subject.
Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but may also be attended by the relevant portfolio management teams.
Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Contested Shareholder Meetings, Vote-No Campaigns, or Shareholder Proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
1.
To gain a better understanding of their position or concerns at investee companies.
2.
In proxy contest situations:
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To assess possible director candidates where investors are seeking board representation in proxy contest situations
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To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other Matters
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
Appendix A: Assessment Criteria for Common Disclosure Topics
As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate proposals on various topics, including requests for enhanced disclosure. Where a company receives a proposal on a topic that the company has determined is material to its business, we will assess the proposal in accordance with the below criteria that we believe represent quality disclosure on commonly requested disclosure topics. In each case, in assessing the proposal against the applicable criteria, we may review the company’s relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
Climate Disclosure Criteria
For companies that have identified climate-related risks or opportunities as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company, as described in the section related to Climate-Related Disclosures above.
Additionally, where a company is among the highest emitters, we consider whether the company discloses:
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Scenario-planning on relevant risk assessment and strategic planning processes;
•
The company’s plans to achieve stated climate-related targets, if any, including information on timelines and expected emissions reductions; and
•
Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions.
Climate Transition Plan Disclosure Criteria for Companies that have Adopted a Climate Transition Plan
We do not expect or require companies to adopt net zero ambitions or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan and that receive a related proposal, we assess the proposal against the disclosure criteria set out below. Given that climate-related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.
General Climate-related Disclosures
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Description of approach to identifying and assessing climate-related risks and opportunities
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Disclosure of resilience of the company’s strategy taking into consideration a range of climate-related scenarios
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Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance
Ambition
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Disclosure of long-term climate ambitions
Targets
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Disclosure of short- and/or medium-term interim climate targets
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Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches
Decarbonization Strategy

•
Disclosure of plans and actions to support stated climate targets and ambitions
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Disclosure of emissions management efforts within the company’s operations and, as applicable, across the value chain
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Disclosure of carbon offsets utilization, if any
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Disclosure of the role of climate solutions (e.g., carbon capture and storage)
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Disclosure of potential social risks and opportunities related to climate transition plan, if any
Capital Allocation
•
Disclosure integration of relevant climate considerations in financial planning
•
Disclosure of total actual and planned capital deployed toward climate transition plan
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Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g., marginal abatement cost curves, internal carbon pricing, if any)
Climate Policy Engagement
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Disclosure of position on climate-related topics relevant to the company’s decarbonization strategy
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Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.
Climate Governance
•
Disclosure of the board’s role in overseeing climate transition plan
•
Disclosure of management’s role in overseeing climate transition plan
Physical Risk
•
Disclosure of assessment of climate-related physical risks
•
Disclosure of approach to managing identified climate-related physical risks
Stakeholder Engagement
•
Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)
•
Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)
Methane Disclosure Criteria
Where a company has determined that methane emissions-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of methane emissions detection and monitoring efforts
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An explanation of efforts to enhance measurement, reporting, and verification
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A description of the company’s strategy to manage methane emissions
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Disclosure of any methane-related metrics and targets utilized
Nature-Related Disclosures: Biodiversity, Deforestation and other Land-Use, Water Management, Pollution and Waste
For companies that have determined Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, or Product Lifecycle to present a long-term risk and/or opportunity to their business and/or operations we believe quality disclosure should include the following, which aligns with the pillars of the TCFD framework:
•
Governance: Board oversight of the material nature-related risks and opportunities
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Risk Management: Approach to identifying, assessing, monitoring, and mitigating the material nature-related risks and opportunities
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Strategy: Consideration of material nature-related risks and opportunities in business strategy, resiliency, and planning
•
Metrics and targets (when relevant): Metrics used to assess, monitor, and manage nature-related risks and opportunities

Human Capital Management Disclosure Criteria
Where a company has determined that human capital management-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
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Board Oversight: Methods outlining how the board oversees human capital-related risks and opportunities;
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Strategy: Approaches to human capital management and how these advance the long- term business strategy;
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Compensation: Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
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Voice: Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
•
Workforce Demographics: Role of the board in overseeing workforce demographics efforts.
Diversity, Equity & Inclusion Disclosure Criteria
Where a company has determined that diversity, equity and inclusion-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria::
•
Board Oversight: Describe how the board executes its oversight role in risks and opportunities related to diversity, equity and inclusion
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Strategy: Articulate the role that diversity, equity, and inclusion plays in the company’s broader human capital management practices and long-term strategy, as well as how the company intends to implement that strategy
•
Metrics: Provide disclosure on the company’s global employee base and board demographics, where permitted
•
Board Composition: Articulate the role of diversity of skills, backgrounds, experiences, and perspectives in the board’s nominating process
Pay Equity Disclosure Criteria (United States and United Kingdom Only)
Where a company has determined that pay equity-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);
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Disclosure of strategy to achieve and maintain pay equity; and
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Disclosure of the role of the board in overseeing pay strategies as well as diversity-related efforts.
Civil Rights Disclosure Criteria (United States Only)
Where a company has determined that civil rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of risk related to civil rights, including risks associated with products, practices, and services;
•
Disclosure of plans to manage and mitigate these risks; and
•
Disclosure of processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
Human Rights Disclosure Criteria
Where a company has determined that human rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•
Human rights-related risks the company considers more relevant;
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Plans to manage and mitigate these risks;
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Board oversight of these risks; and
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Assessment of the effectiveness of the human rights risk management program.

Political Contributions Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to political contributions, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of all contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and
•
Disclosure of the role of the board in oversight of political contributions.
Lobbying Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to lobbying disclosure, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of membership in United States trade associations (to which payments are above $50,000 per year) and
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Disclosure of the role of the board in overseeing lobbying activities.
Trade Association Alignment Disclosure Criteria
For all companies that receive a shareholder proposal related to trade association alignment, we will assess the proposal in accordance with the following disclosure criteria:
•
Disclosure of the board’s role in overseeing the company’s participation in the political process, including membership in trade associations or other policy-influencing entities; and
•
Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and
•
Whether the company disclosed a list of its trade association memberships
Note: We believe that management is best suited to take positions on the matters related to their company, and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, reflect our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.
About State Street Global Advisors
For over four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, and as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth- largest asset manager* with US $4.72 trillion** under our care.
* Pensions & Investments Research Center, as of December 31, 2023.
**This figure is presented as of December 31, 2024 and includes ETF AUM of $1,577.74 billion USD of which approximately $82.19 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
ssga.com
© 2025 State Street Corporation.
ID2658960
Exp. Date: 03/31/2026

TCW Investment Management Company LLC

GLOBAL PROXY VOTING POLICY
April 2025
TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings. Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.
While the Global Portfolio Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that TCW maintains the flexibility to vote proxies on a case-by-case basis on a facts and circumstances analysis, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.
Engagement Philosophy
As we seek to deliver on our client’s financial objectives, engagement is an integral component of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but may also highlight best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.
Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.
Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our ownership responsibilities and guides the investment choices we make on behalf of our clients.
The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.
Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our report is public and available at the following link: https://media.frc.org.uk/documents/2023_UK_Stewardship_Report_FINAL.pdf.
Proxy Voting Procedures
TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.
Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, some strategies may only hold securities for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee
In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.
Proxy Voting Services
TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis, or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy solely follow the assessments or recommendations provided by the proxy voting service but uses it to support its own determination and review on a case-by-case basis. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help inform a decision related to certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.
Sub-Adviser
Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.
Proxy Voting Information and Recordkeeping
Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.
TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically. For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

Proxy Voting Guidelines
The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainability-related issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues.
The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.
In making proxy voting decisions, one consideration, among other themes discussed below, is the financial materiality of sustainable factors to a company’s business operation and relevance to enterprise value. TCW believes that there are financially material sustainable factors that can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).
Governance
Election of Directors
TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors, including their relevant skills and background experience, in addition to the diverse voices that comprise the broader Board. We believe that a diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support enterprise value creation. We are mindful that there are many factors that contribute to effective Board decision-making and review multiple aspects of a company’s assessment process when determining our view.
Independence and Commitment
TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate international best practices. We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support management proposals to separate the chair and CEO or establish a lead director.
TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistently fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration when assessing relevant proposals.
Compensation
TCW believes executive compensation is an important area in which the board’s priorities and effectiveness are revealed. Compensation should be closely aligned with company performance, as this relates to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. Executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization. There is broad variety in compensation design and structure depending on the unique features of companies. We believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Ownership
TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose anti-takeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation prospective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Other Corporate Matters
Other frequent proxy voting themes involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Environmental and Social Issues
As outlined in our Sustainable Investment Policy Statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – helps achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors which have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research.
In the context of proxy voting, TCW will evaluate shareholder resolutions regarding environmental and social issues in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we evaluate the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.
Climate Change
As dedicated long-term investors, we recognize that climate change and efforts to respond to it portend substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function.
In the context of proxy voting, we generally support climate related proposals requesting more transparency and alignment with shareholders’ interests, unless this disclosure is seen as duplicative of other efforts by the company. This commitment stems from our belief that addressing these climate-related risks not only aligns with responsible stewardship, but also carries the potential for substantial value creation and risk mitigation and helps inform our views on the direction of flows of global capital and labor.
Corporate Culture, Human Capital and Diversity & Inclusion
We believe human capital management is an area of material importance for most companies. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place. We believe diversity among directors, leaders and employees can positively contribute to shareholder value by imbuing a company with a myriad of perspectives that help it to better navigate complex challenges.
We will also generally support shareholder proposals asking for improved workforce diversity disclosure, e.g., EEO-1 reporting and gender pay equity reporting.
Human Rights
How human rights principles are applied across a company’s business operations and supply chains is an important part of our research process. Accordingly, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e., highest possibility of supply-chain exposure), and will enhance our engagement with companies and other industry stakeholders, including external data providers to gain insights on the relevance of this factor on specific companies and industries. Consequently, we will generally support proposals requesting enhanced disclosure on a company’s approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.

Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in each of TCW’s adviser entity’s Part 2A of Form ADV, a copy of which is available to clients upon request to the Proxy Specialist.

T. Rowe Price Associates, Inc. and
T. Rowe Price Investment Management, Inc.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

1
This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and New Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflicts of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated: February 2025

2
The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICY AND PROCEDURES
Updated: February 2025
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies for which TRPIM serves as investment adviser or sub-adviser have delegated to TRPIM proxy voting authority. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations
TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in the equity of a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
Our portfolio managers are responsible for making proxy voting decisions in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICY AND PROCEDURES
Environmental, Social and Governance (“ESG”) Investing Committee
The TRPIM ESG Investing Committee is responsible for establishing positions with respect to corporate governance and other proxy issues. While the Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investing and Governance Team
Our Responsible Investing and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Global Proxy Voting Team
A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Investing Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.
TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of its clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.
Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
MONITORING AND RESOLVING CONFLICTS OF INTEREST
The TRPIM ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between TRPIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, the firm’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a Price Fund is only held by other Price Funds or other accounts for which TRPIM or an affiliate has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not receive timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Trpim Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPIM ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.

Fixed Income Strategies
Proxy voting for TRPIM’s fixed income portfolios is administered by the Global Proxy Operations team using TRPIM’s guidelines as set by the TRPIM ESG Investing Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for Price Funds and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which the T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that the T. Rowe Price (thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of their clients, T. Rowe Price will determine which of their clients’ shares are Excess Shares on a pro rata basis across all of their clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Investing Committee and the Global Proxy Operations Team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically sample proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversee any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Van Eck Associates Corporation

VanEck Proxy Voting
Policy Statement
When VanEck has been granted proxy voting authority by a client, VanEck, as a matter of policy and practice, will vote all proxies in accordance with applicable rules and regulations and in the best interests of its clients without influence by real or apparent conflicts of interest. Under its duty of care, VanEck will monitor corporate events and vote proxies. Under the duty of loyalty, VanEck will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.
VanEck has adopted the following policies and procedures, which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.
Background / Regulatory Requirements
An investment adviser must exercise the duties of care and loyalty with respect to proxy voting in accordance with its fiduciary duties and SEC rules 30b1-4, 206(4)-6 and 204-2, as amended under the Advisers Act. Consistent with its fiduciary duties and Rule 206(4)-6 under the Advisers Act, an adviser owes its clients the duties of care and loyalty when voting proxies on their behalf. As such, an adviser must stay abreast of corporate events and vote proxies in a manner that is always in the best interests of its clients despite any potential conflicts of interest.
Rule 206(4)-6 of the Advisers Act requires an adviser to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; and b) disclose information about its proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires an adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
Procedure
Proxy Voting Agent
VanEck has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an independent third party proxy voting specialist, to assist in the implementation and administration of proxy voting-related functions. Glass Lewis is responsible for notifying VanEck of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. In addition, Glass Lewis is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to VanEck upon request.
VanEck oversees the Glass Lewis activities by reviewing reports produced by Glass Lewis, performing periodic audits of the proxy votes, reviewing Glass Lewis policies, procedures and practices regarding potential conflicts of interest, and conducting periodic onsite due diligence.
Proxy Voting Guidelines
VanEck has adopted the Glass Lewis Proxy Voting Guidelines (the “Proxy Voting Guidelines”). The Proxy Voting Guidelines reflect VanEck’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Voting Guidelines address routine as well as significant matters commonly encountered. VanEck’s portfolio managers review the Proxy Voting Guidelines (including any revisions made to the Proxy Voting Guidelines) on an annual basis.
While it is VanEck’s policy to generally follow the Proxy Voting Guidelines, the portfolio manager retains the right, on any specific proxy, to vote differently from the Proxy Voting Guidelines, if he/she believes it is in the best interests of VanEck’s clients. Absent a Glass Lewis vote recommendation, such votes will be made on a case-by-case basis by VanEck. Any such exceptions will be documented by the portfolio manager and reviewed by the CCO or designee.

Pre-Population of Votes
The Adviser pre-populates votes with Glass Lewis to help ensure all proxies are voted and such proxies are voted consistent with Glass Lewis’ recommendations. The Adviser has the right to change or override the vote up until the vote deadline and in some instances up until the time of the meeting. In the absence of intervention by the Adviser, Glass Lewis will submit votes prior to the vote deadline. The Adviser has established procedures to access and review additional information provided by the issuer of a proxy that may become available before the Adviser casts its vote.
Shares of Registered Investment Companies
Certain funds advised by VanEck may invest their assets in other unaffiliated investment companies. To comply with Section 12(d)(1)(F), Rule 12d1-4 of the 1940 Act, or No-Action Letters1 , funds that hold shares in underlying funds may vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting) as required by the rules. The above proportionate voting procedures do not apply to non-U.S. underlying funds held by the VanEck Funds.
Non-Voting
Foreign Securities
VanEck may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair VanEck’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, or (v) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
In certain foreign jurisdictions, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent VanEck from selling the shares of the foreign company for a period of time if VanEck votes the portfolio proxy relating to the foreign company. VanEck will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.
Securities Lending
Certain portfolios managed by VanEck participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. If the security in question is on loan as part of a securities lending program, the Adviser may determine that the benefit to the Client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities. VanEck will use its best efforts to recall a security on loan and vote such securities if the portfolio manager determines that the proxy involves a material event.
There may be other instances where the Adviser may determine that casting a vote will not reasonably be expected to have a material effect on the value of a Client’s investments and instances where the Adviser is unable to vote because it did not receive proxy materials timely. Annually, the Adviser shall provide a report to the Board of proxies not voted.
Resolving Material Conflicts of Interest
VanEck may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.
A “material conflict of interest” means the existence of a business relationship between a portfolio company or an affiliate and VanEck, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the adviser; a portfolio company that is a significant selling agent of the adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the adviser’s assets solicits proxies; the adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the adviser a loss of revenue or other benefit.

1
SPDR S&P Dividend ETF No-Action Letter, dated March 28, 2016 (IM Ref. No. 20151221518).

When a material conflict of interest exists, proxies will be voted in the following manner:
1.
Strict adherence to the Proxy Voting Guidelines, or
2.
The potential conflict will be disclosed to the client:
a)
Requesting the client to vote the proxy,
b)
Recommending the client to engage another party to determine how the proxy should be voted, or
c)
If the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the CCO with a written explanation of the reason for the deviation.
Client Inquiries and Disclosure
VanEck provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A of Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.
Generally, clients of VanEck have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. All inquiries by clients as to how VanEck has voted proxies must immediately be forwarded to the Portfolio Administration Department.
Oversight of Proxy Adviser
The Adviser oversees Glass Lewis’ activities by reviewing various voting reports. The Adviser reviews Glass Lewis’ policies, procedures and practices regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formulation of its recommendations. No less frequently than annually, the Adviser shall review Glass Lewis’ capacity/competency (i.e., nature and quality of services, capability of research staff, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable). The Adviser shall no less frequently than annually sample actual votes cast to confirm votes were cast as intended.
Recordkeeping
VanEck is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in VanEck’s office, the following records:
1.
Copies of VanEck’s Proxy Voting Policies, Procedures and Guidelines;
2.
Copies or records of each proxy statement received with respect to clients’ securities for whom VanEck exercises voting authority;
3.
A record of each vote cast on behalf of an account as well as certain records pertaining to VanEck’s decision on the vote;
4.
A copy of any document created by VanEck that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
5.
A copy of each written client request for information on how VanEck voted proxies on behalf of the client, and a copy of any written response by VanEck to any client request for information (either written or oral) on how VanEck voted proxies on behalf of the requesting client.
VanEck relies on Glass Lewis to maintain proxy statements and records of proxy votes on VanEck’s behalf. As such, Glass Lewis must provide a copy of the records promptly upon request.
Say-On-Pay
VanEck is an institutional investment manager who is required to file reports under Section 13(f) and exercised voting authority on behalf of its clients on executive compensation (Say-on-Pay) matters pursuant to Section 14A of the Exchange Act.

Since VanEck exercises voting authority over securities, VanEck must file Form N-PX annually by August 31, covering the 12-month period ending June 30. This form includes records of proxy votes cast on behalf of its client accounts regarding:
•
Executive compensation (Say-on-Pay) votes (Section 14A(a)).
•
Frequency of Say-on-Pay votes (Section 14A(b)).
•
Golden parachute compensation related to mergers and acquisitions.
If another adviser or a registered fund managed by VanEck has reported the votes, VanEck may submit an Institutional Manager Notice Report (the “Notice Report”) on Form N-PX. The Notice Report indicates that no additional votes are being reported.
The Notice Report is an abbreviated filing where VanEck simply discloses that the registered fund has reported all the relevant proxy votes. The Notice Report must identify the registered funds that are responsible for reporting the votes, as well as the fact that VanEck is relying on the joint reporting provision.
VanEck may choose to file a detailed Form N-PX detailing all proxy votes on Say-on-Pay votes or file a Notice Report.
VanEck may request confidential treatment of certain votes if disclosure would likely result in harm to VanEck or its clients. Such requests must be filed in accordance with SEC Rule 24b-2 and the instructions for confidential treatment on Form N-PX.
Detailed records of all proxy votes must be maintained. These records must be kept for at least five years and made available for SEC examinations upon request.

INTERNATIONAL
PROXY PAPER POLICY GUIDELINES
AN OVERVIEW OF THE GLASS LEWIS APPROACH TO
INTERNATIONAL PROXY ADVICE FOR 2012
Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.
I.
ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
Board Composition
When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:
•
A director who attends less than 75% of the board and applicable committee meetings.
•
A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•
CFO who presently sits on the board.
•
Director who presently sits on an excessive number of boards.
•
Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•
Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•
Director with an interlocking directorship.
Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
II.
FINANCIAL REPORTING
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividend)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.
However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•
When audit fees added to audit-related fees total less than one-half of total fees.
•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•
When the company has aggressive accounting policies.
•
When the company has poor disclosure or lack of transparency in financial statements.
•
When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
III.
COMPENSATION
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•
Gross disconnect between pay and performance;
•
Performance goals and metrics are inappropriate or insufficiently challenging;
•
Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•
Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•
Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•
Guaranteed bonuses are established;
•
There is no clawback policy; or
•
Egregious or excessive bonuses, equity awards or severance payments.
Long Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.
 Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).
Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.
There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.
Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
 Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.
However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
IV.
GOVERNANCE STRUCTURE
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V.
ENVIRONMENTAL AND SOCIAL RISK
We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory Capital”)
Summary of Proxy Voting Policies and Procedures
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital allows its investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
•
the effect of the proposal on the underlying value of the securities
•
the effect on marketability of the securities
•
the effect of the proposal on future prospects of the issuer
•
the composition and effectiveness of the issuer’s board of directors
•
the issuer’s corporate governance practices
•
the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•
Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•
Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•
Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
•
Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•
Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•
Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•
Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
•
Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•
Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•
Victory Capital generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Wellington Management Company LLP

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for clients that have affirmatively delegated proxy-voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Seeks to vote proxies in the best financial interests of the clients for which we are voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, and to manage the administrative aspects of proxy voting. We review third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms. Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holding information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regard to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization of the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 15 September 2023

Western Asset Management Company, LLC

PROXY VOTING
As of December 1, 2024
Policy
As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity to their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:
a.
Proxies are reviewed to determine accounts impacted.
b.
Impacted accounts are checked to confirm Western Asset voting authority.
c.
Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.
The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.
f.
Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.
A copy of Western Asset’s proxy voting policies and procedures.
b.
Copies of proxy statements received with respect to securities in client accounts.
c.
A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.
Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.
A proxy log including:
1.
Issuer name;
2.
Exchange ticker symbol of the issuer’s shares to be voted;
3.
Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.
A brief identification of the matter voted on;
5.
Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.
Whether a vote was cast on the matter;
7.
A record of how the vote was cast;
8.
Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.
Funds are required to categorize their votes so that investors can focus on the topics they finds important. Categories include, for example, votes related to director elections, audit-related, extraordinary transactions, say-on-pay, shareholder rights and defenses, compensations, and the environment or climate, among others; and
10.
Funds are required to disclose the number of shares voted or instructed to be cast, as well as how securities lending activities impacted their voting i.e. the number of shares loaned but not recalled and, therefore, not voted by the fund.
Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure
Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.
Conflicts of Interest
All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:
1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.
Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.
Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1.
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.
Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.
Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.
Votes are cast on a case-by-case basis in contested elections of directors.

2.
Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.
Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.
Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.
Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.
Western Asset votes for proposals relating to the authorization of additional common stock.
b.
Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.
Western Asset votes for proposals authorizing share repurchase programs.
4.
Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.
Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.
Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.
Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.
Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.
Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7.
Reporting of Financially Material Information
Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.
II.
Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.
Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.
Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.
Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
III.
Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.
Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.
Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.
Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.
Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.
Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.
Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.
Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
V.
Sustainable Investing Matters
Western Asset incorporates sustainable investing considerations, among other relevant risks, as part of the overall investment process. Environmental, Social and Governance (ESG) research is integrated with the Firm’s general research process and led by its sector specialists, who analyze ESG facts in conjunction with traditional metrics. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.
As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.
Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.
Disclosure
© Western Asset Management Company, LLC 2024. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without express written permission.
Past results are not indicative of future investment results. This publication is for informational purposes only and reflects the current opinions of Western Asset. Information contained herein is believed to be accurate but cannot be guaranteed. The opinions represented are not intended as an offer or solicitation with respect to the purchase or sale of any security and are subject to change without notice. Statements in this material should not be considered investment advice. Employees and/or clients of Western Asset may have a position in the securities mentioned. This publication has been prepared without taking into account your objectives, financial situation or needs. Before acting on this information, you should consider its appropriateness having regard to your objectives, financial situation, or needs. It is your responsibility to be aware of and observe the applicable laws and regulations of your country of residence.

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APPENDIX C
PORTFOLIO MANAGERS
The Adviser and Subadvisers have provided the Trusts with the following information regarding each Portfolio’s portfolio managers identified in the Trusts’ Prospectuses. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2025 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account, if any. Below each table, the Adviser and/or Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Adviser and Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2025.
Other than as set forth below, as of December 31, 2025, no portfolio manager identified in the Trusts’ Prospectuses beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.
AB Global Dynamic Allocation Portfolio and AB International Bond Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Loewy, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	12	$7,039,000,000	0	N/A
	Other Pooled Investment Vehicles	31	$13,399,000,000	0	N/A
	Other Accounts	371	$103,030,000,000	1	$22,000,000

Alexander Barenboym, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	13	$7,624,000	0	N/A
	Other Pooled Investment Vehicles	8	$1,223,000,000	0	N/A
	Other Accounts	5	$305,000,000	1	$22,000,000

Caglasu Altunkopru, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	10	$6,014,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$1,223,000,000	0	N/A
	Other Accounts	4	$221,000,000	1	$22,000,000

Vinod Chathlani, AB Global Dynamic Allocation Portfolio	Registered Investment Companies	11	6,619,000,000	0	N/A
	Other Pooled Investment Vehicles	8	1,223,000,000	0	N/A
	Other Accounts	4	221,000,000	1	$22,000,000

Christian DiClementi, AB International Bond Portfolio	Registered Investment Companies	7	$11,149,000,000	0	N/A
	Other Pooled Investment Vehicles	23	$21,483,000,000	0	N/A
	Other Accounts	70	$20,664,000,000	0	N/A

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Scott DiMaggio, CFA, AB International Bond Portfolio	Registered Investment Companies	14	$13,916,000,000	0	N/A
	Other Pooled Investment Vehicles	25	$46,541,000,000	0	N/A
	Other Accounts	44	$18,841,000,000	0	N/A

Matthew Sheridan, CFA, AB International Bond Portfolio	Registered Investment Companies	19	$21,396,000,000	0	N/A
	Other Pooled Investment Vehicles	18	$44,445,000,000	0	N/A
	Other Accounts	266	$18,008,000,000	0	N/A
Material Conflicts of Interest
Conflicts of Interest
As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee
To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures
AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics (“the Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AllianceBernstein. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code, AllianceBernstein permits its employees to engage in personal securities transactions, including acquisition of AllianceBernstein’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AllianceBernstein’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions including AllianceBernstein’s proprietary funds (except transactions in U.S. Treasuries and non-AllianceBernstein open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AllianceBernstein may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.
The Code’s personal trading procedures are administered by the AllianceBernstein’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation
Portfolio Manager Compensation

AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio managers’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Portfolios. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolio’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.
AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.
Allspring Mid Cap Value Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James M. Tringas,[1] CFA	Registered Investment Companies	11	$20,546,630,000	0	N/A
	Other Pooled Investment Vehicles	9	$2,157,130,000	1	$171,730,000
	Other Accounts	25	$2,324,210,000	2	$74,670,000

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	11	$20,546,630,000	0	N/A
	Other Pooled Investment Vehicles	9	$2,157,130,000	1	$171,730,000
	Other Accounts	25	$2,324,210,000	2	$74,670,000

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Shane Zweck, CFA, CPA	Registered Investment Companies	5	$15,696,130,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,305,710,000	0	N/A
	Other Accounts	14	$1,528,680,000	2	$74,670,000

1Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.
Material Conflicts of Interest
Allspring Investments. Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.
Compensation
The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.
American Allocation Portfolios, Feeder Portfolio, Trust I Allocation Portfolio, Brighthouse Balanced Plus Portfolio (Base Portion), Trust II Allocation Portfolios and MetLife Multi-Index Targeted Risk Portfolio (Base Portion)
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kristi Slavin	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Anna Koska	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

James Mason	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A
Material Conflicts of Interest
Conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolios, on the one hand, and other accounts managed by the portfolio managers (if any), on the other. For example, if a portfolio manager’s compensation or BIA’s profitability is more dependent on certain accounts, the portfolio manager or BIA may have an incentive to spend more time and devote more of its resources to managing those more profitable accounts. Conflicts of interest may also arise between the investment strategies of the Portfolios and other accounts (if any), including regarding the allocation of limited investment opportunities.
Compensation
The portfolio managers for the Portfolios are compensated following Brighthouse’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including Brighthouse-wide performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communication skills, innovation and teamwork. Years of experience and level of responsibility may be factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios. All employees are eligible for participation in Brighthouse’s savings plan, which applies to all company employees.
The portfolio managers who have compensation earnings higher than an annual criteria are eligible to participate in its deferred compensation program, which allows eligible employees to elect to defer a portion of their total annual compensation. All officers of Brighthouse are also eligible to receive Long-Term Incentive (LTI). LTI may be comprised of restricted stock units and performance share units. They give eligible employees a stake in Brighthouse’s long-term performance as well as provide such employees with an opportunity for financial gain when Brighthouse experiences financial success. LTI is granted to eligible employees on an annual basis and provides the potential for financial gain, without personal investment, equal to the increase in the price of Brighthouse stock from the price on the date of grant. Restricted stock units vest over three years, one-third each year. Performance share units vest at the end of the three-year period following the grant date, where the number of shares awarded is adjusted up or down based on business performance over the period. The performance measures are net cash flow to the holding company, statutory expense ratio, and relative total shareholder return. Awarded performance share units can range from zero to 160% of the original number of shares granted.
Baillie Gifford International Stock Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen Vaughan	Registered Investment Companies	3	$2,999,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$655,000,000	0	N/A
	Other Accounts	30	$12,242,000,000	2	$2,478,000,000

Jenny Davis	Registered Investment Companies	3	$2,999,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$655,000,000	0	N/A
	Other Accounts	30	$12,242,000,000	2	$2,478,000,000

Tom Walsh	Registered Investment Companies	3	$2,999,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$655,000,000	0	N/A
	Other Accounts	30	$12,242,000,000	2	$2,478,000,000
Material Conflicts of Interest
Baillie Gifford’s individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between the Baillie Gifford International Stock Portfolio and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Compensation
Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.
Our compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall. The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retention of existing clients, achieved through providing excellent investment service. Our remuneration approach emphasizes the importance of client outcomes and aligns more closely with our long-term investment approach.
A firm-wide bonus may be paid annually. Additionally, staff may receive a bonus through the Long-Term Profit Award scheme, sharing in the firm’s long-term performance.
The remuneration for non-partner staff at Baillie Gifford has three key elements: (i) base salary, (ii) an Annual Performance Award and (iii) a Long-Term Profit Award. In addition, staff are eligible for the firm’s health and welfare benefits available to all Baillie Gifford employees. Stephen Vaughan is an employee of Baillie Gifford & Co. Jenny Davis and Tom Walsh are partners of Baillie Gifford & Co.

BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio and BlackRock Ultra-Short Term Bond Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chi Chen, BlackRock Bond Income Portfolio	Registered Investment Companies	8	$25,820,000,000	0	N/A
	Other Pooled Investment Vehicles	9	$16,970,000,000	0	N/A
	Other Accounts	14	$8,360,000,000	6	$5,080,000,000

Rick Rieder, BlackRock Bond Income Portfolio	Registered Investment Companies	22	$119,600,000,000	0	N/A
	Other Pooled Investment Vehicles	27	$50,350,000,000	4	$27,920,000
	Other Accounts	41	$5,280,000,000	1	$104,900,000

Russell Brownback, BlackRock Bond Income Portfolio	Registered Investment Companies	13	$74,830,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$28,970,000,000	0	N/A
	Other Accounts	28	$13,200,000,000	8	5,490,000,000

Siddarth Mehta, BlackRock Bond Income Portfolio	Registered Investment Companies	14	$37,280,000,000	0	N/A
	Other Pooled Investment Vehicles	13	$21,090,000,000	0	N/A
	Other Accounts	62	$34,620,000,000	0	N/A

Sam Summers, BlackRock Bond Income Portfolio	Registered Investment Companies	11	$33,910,000,000	0	N/A
	Other Pooled Investment Vehicles	12	$18,290,000,000	0	N/A
	Other Accounts	16	$11,680,000,000	6	$5,080,000,000

Philip Green, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	27	$18,290,000,000	0	N/A
	Other Pooled Investment Vehicles	53	$26,890,000,000	6	$2,600,000,000
	Other Accounts	16	$13,000,000,000	6	$6,070,000,000

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Pensky, CFA, BlackRock Global Tactical Strategies Portfolio	Registered Investment Companies	37	$107,800,000,000	0	N/A
	Other Pooled Investment Vehicles	54	$19,780,000,000	8	$3,100,000,000
	Other Accounts	6	$1,040,000,000	0	N/A

Sally Du, CFA, BlackRock Capital Appreciation Portfolio	Registered Investment Companies	12	$19,570,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$7,070,000,000	0	N/A
	Other Accounts	0	$0	0	N/A

Reid Menge, BlackRock Capital Appreciation Portfolio	Registered Investment Companies	16	$38,530,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$21,270,000,000	0	N/A
	Other Accounts	2	$195,000,000	0	N/A

Mitchell Garfin, CFA, BlackRock High Yield Portfolio	Registered Investment Companies	30	$41,610,000,000	0	N/A
	Other Pooled Investment Vehicles	28	$9,300,000,000	0	N/A
	Other Accounts	135	$19,830,000,000	5	$768,100,000

David Delbos, BlackRock High Yield Portfolio	Registered Investment Companies	30	$41,610,000,000	0	N/A
	Other Pooled Investment Vehicles	28	$9,300,000,000	0	N/A
	Other Accounts	135	$19,830,000,000	5	$768,100,000

Eric Hiatt, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	18	$728,300,000,000	0	N/A
	Other Pooled Investment Vehicles	36	$189,400,000,000	0	N/A
	Other Accounts	39	$14,750,000,000	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward C. Ingold, CFA, Black Rock Ultra-Short Term Bond Portfolio	Registered Investment Companies	8	$107,200,000,000	0	N/A
	Other Pooled Investment Vehicles	18	$293,200,000,000	0	N/A
	Other Accounts	5	$3,350,000,000	0	N/A

Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the fund. It should also be noted that Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Menge, Rieder and Summers may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Menge, Rieder and Summers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Compensation
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Rieder and Summers
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmark
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Russell Brownback Chi Chen Rick Rieder Sam Summers	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Siddarth Mehta	A combination of market-based indices (e.g., FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation — Ms. Du and Mr. Menge
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmark
Sally Du	S&P 500 Index, ICE BofA US 3-month Treasury Bill Index; Russell 1000.
Reid Menge	MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net TotalReturn); MSCI All Country World Information Technology - Net Return in USD.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation — Messrs. Hiatt and Ingold
Generally, discretionary incentive compensation for the Cash Management portfolio managers is not formulaic and is a function of several components, including but not limited to: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management, the individual’s performance and contribution to the overall performance of these portfolios and BlackRock and the individual’s non-financial goals and objectives. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. The performance of Messrs. Hiatt and Ingold is not measured against a specific benchmark.

Although the framework for compensation decision-making is tied to financial performance, significant discretion is used to determine individual compensation based on achievement of strategic and operating results and other considerations such as management and leadership capabilities.
In determining specific individual compensation amounts, a number of factors are considered including non-financial goals and objectives and overall financial and investment performance. These results are viewed in the aggregate without any specific weighting, and there is no direct correlation between any particular performance measure and the resulting annual incentive award.
Discretionary Incentive Compensation — Messrs. Green and Pensky
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:
Portfolio Manager	Benchmark
Philip Green	A combination of market based indices (Russell 1000, MSCI All Country World Index, ICE BofA 3-Month US T Bill), certain custom indices and certain fund industry peer groups.
Michael Pensky	A combination of market-based indices (MSCI EAFE, Russell 3000, Bloomberg U.S. Aggregate Bond Index, ICE BofA 3-Month US T Bill), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Ingold, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Brighthouse/Artisan International Portfolio and Brighthouse/Artisan Mid Cap Value Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Thomas A. Reynolds IV, Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	4	$6,200,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$6,700,000	0	N/A
	Other Accounts	4	$1,000,000,000	1	$807,300,000

Daniel L. Kane,[1] Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	4	$6,200,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$6,700,000	0	N/A
	Other Accounts	4	$1,000,000,000	1	$807,300,000

Craig Inman, CFA Brighthouse/Artisan Mid Cap Value Portfolio	Registered Investment Companies	4	$6,200,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$6,700,000	0	N/A
	Other Accounts	4	$1,000,000,000	1	$807,300,000

Mark L. Yockey, CFA Brighthouse/Artisan International Portfolio	Registered Investment Companies	2	$6,200,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,700,000,000	0	N/A
	Other Accounts	24	$7,200,000,000	1	$331,700,000

Charles-Henri Hamker, Brighthouse/Artisan International Portfolio	Registered Investment Companies	2	$6,200,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,700,000,000	0	N/A
	Other Accounts	23	$7,100,000,000	1	$331,700,000

1
Effective on or about June 30, 2026, it is expected that Mr. Kane will no longer serve as portfolio manager of the Portfolio.
Material Conflicts of Interest
Artisan Partners’ portfolio managers manage portfolios for multiple clients within their respective strategies. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:
Sharing of Personnel, Services, Research and Advice among Clients.  Because all client accounts within each strategy managed by Artisan Partners are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients.

Restrictions on Activities.  Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Portfolio.
Investments in Issuers with Business Relationships with Artisan Partners.  From time to time, clients in a particular investment strategy will invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.
With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the Artisan Partners staff member were not a director.
Side-by-Side Management.  Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity.
There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which the Portfolio it manages also invests. In such a case, the investment team could harm the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management. Artisan Partners’ compliance and trade operations teams periodically perform side-by-side reviews of accounts with the highest level of risk as determined by Artisan Partners to help ensure all clients are being treated fairly and that the policies and procedures are being followed. Fee arrangements are not considered when allocating trades among clients.
Trade Aggregation and Allocation.  Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients, including the Portfolios. Artisan Partners seeks to treat all of the firm’s similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements), and allocation of investment opportunities generally, particularly opportunities that have a required minimum investment could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities (excluding private investments) with approximately the same weightings subject to certain exceptions and limitations. Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners’ trading procedures due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions, or with respect to private investments, the client’s willingness and ability to invest in private investments, or for other reasons in Artisan Partners’ reasonable discretion.
Additionally, private investments and certain other investment opportunities will not be allocated pro-rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners’ perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners’ discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.
In addition, there are instances where a particular security is held by, or appropriate for, more than one client (“cross holdings”) managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.
As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for the Portfolios and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.
“Same way” transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by utilizing different brokers or venues.
Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.
Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners’ ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client’s transaction from the aggregated transactions for other clients and send the client’s transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client’s restriction is typically placed in the market after the aggregated transaction for all other clients is placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.
Waivers to Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.
Model Delivery. Artisan Partners provides model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor and the model portfolio may be provided after Artisan Partners trades for its discretionary clients. Artisan Partners may also sequence or rotate the delivery of the model portfolio when it is being delivered to multiple sponsors. As a result, the sponsors of these programs may receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners’ trades.
Fees.  Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners, will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had 13 accounts with performance-based fees as of December 31, 2025. One of those accounts is managed in the non-U.S. growth strategy and one is managed in the U.S. mid-cap value strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.
Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Portfolio. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.
Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Portfolio.
Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Portfolio or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Portfolio, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.
Artisan Partners has adopted policies that establish permanent information barriers around the Credit Team and the EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the EMsights Capital Group will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. These information barriers may be temporary or permanent, depending on the personnel involved and the nature of the information received. These measures are intended to limit access to and sharing of Confidential Information.
From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.
Portfolio Transactions and Soft Dollars.  As an investment adviser, Artisan Partners has an obligation to seek best execution for clients that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients.
Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Portfolio, whether Artisan Partners or its affiliates received client referrals from the broker-dealer.
Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.
Proprietary and Personal Investments and Code of Ethics.  Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.
Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.
In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.
The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.
Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from conflict with or is adverse to advice given or action taken for the Portfolio. These activities may adversely affect the prices and availability or other investments held by, or potentially considered for, the Portfolio.

Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional. Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners’ and its employees’ financial interests with those of Artisan Partners’ clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.
Proxy voting.  Artisan Partners or its affiliates may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser, or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of Artisan Partners or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients.
Compensation
An Artisan Partners’ portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Portfolios in their respective strategies. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by certain portfolio managers of the Portfolios using strategies not offered in any Portfolio. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Portfolios managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy.
Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.
Brighthouse/Dimensional International Small Company Portfolio
In accordance with the team approach used to manage the Brighthouse/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio based on the parameters established by the Investment Committee. Jed S. Fogdall, Joel P. Schneider, and Brendan J. McAndrews coordinate the efforts of all other portfolio managers and traders with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jed S. Fogdall	Registered Investment Companies	130	$656,177,761,992	0	N/A
	Other Pooled Investment Vehicles	29	$40,414,423,618	1	$195,423,666
	Other Accounts	1,940	$41,348,141,853	4	$1,303,024,601

Joel P. Schneider	Registered Investment Companies	42	$255,082,338,000	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	4	$4,071,417,004	0	N/A

Brendan J. McAndrews	Registered Investment Companies	23	$103,777,467,226	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	9	$5,541,224,854	0	N/A

Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds and exchange-traded funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:
Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolio.
Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.
Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which he or she has portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation
Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
Annual bonus. Each portfolio manager may receive an annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.
Brighthouse/Eaton Vance Floating Rate Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Peter Campo, CFA	Registered Investment Companies	9	$12,367,057,532	0	N/A
	Other Pooled Investment Vehicles	3	$2,607,664,160	0	N/A
	Other Accounts	0	N/A	0	N/A

Ralph H. Hinckley, Jr., CFA	Registered Investment Companies	10	$21,691,748,606	0	N/A
	Other Pooled Investment Vehicles	5	$2,856,323,482	0	N/A
	Other Accounts	2	$310,711,876	0	N/A

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael J. Turgel	Registered Investment Companies	2	$1,038,850,302	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of an investment fund or account sponsored, managed, advised or sub-advised by MSIM (each, a “MSIM Advised Vehicle”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, advised or sub-advised by MSIM or one of its investment adviser affiliates, the Affiliated Investment Accounts”) with a wide variety of investment objectives and/or investment strategies (generally referred to herein collectively as “investment objectives”) that in some instances may overlap or conflict with a MSIM Advised Vehicle’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, MSIM and/or MSIM’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a MSIM Advised Vehicle and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests MSIM or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to MSIM in this section include a MSIM Advised Vehicle’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity or taking another action with respect to such investment, with respect to such investment or disposition opportunity including for an extended period of time. The Adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a MSIM Advised Vehicle’s behalf. In addition, MSIM may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a MSIM Advised Vehicle, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with MSIM or its affiliates unrelated to that of a MSIM Advised Vehicle. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of MSIM Advised Vehicles in various circumstances, including because of applicable regulatory requirements or information held by MSIM, MSIM’s investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a MSIM Advised Vehicle due to Morgan Stanley’s activities outside MSIM Advised Vehicles. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may result in Morgan Stanley taking actions different from or in conflict with those taken on behalf of the MSIM Advised Vehicle or otherwise impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, MSIM may not be able to purchase or sell such investment on behalf of a MSIM Advised Vehicle, including for an extended period of time, resulting in a MSIM Advised Vehicle’s inability to participate in certain desirable transactions. The inability to buy or sell an investment could have an adverse effect on a MSIM Advised Vehicle’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage MSIM Advised Vehicles with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by MSIM Advised Vehicles in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with MSIM.
In other instances, Morgan Stanley personnel, including personnel of MSIM, will have access to information and personnel of its affiliates. For example, MSIM may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of MSIM Advised Vehicles (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a MSIM Advised Vehicle in the absence of the sharing of information). Also, it may adversely affect a MSIM Advised Vehicle’s investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a MSIM Advised Vehicle. In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply internally within MSIM. As a result, a MSIM Advised Vehicle may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a MSIM Advised Vehicle. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a MSIM Advised Vehicle, including if a MSIM Advised Vehicle is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with MSIM or personnel involved in decision-making for Affiliated Investment Accounts (including MSIM Advised Vehicles), as applicable, and MSIM may make investment decisions for a MSIM Advised Vehicle that differ from those MSIM would have made if Morgan Stanley, or other parts, of MSIM had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within MSIM may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to MSIM Advised Vehicles.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a MSIM Advised Vehicle or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both MSIM and one or more of MSIM’s investment adviser affiliates. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a MSIM Advised Vehicle and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts. In addition, from time to time, MSIM and/or its investment adviser affiliates may advise or manage Affiliated Investment Accounts with substantially similar investment objectives, investment policies and/or investment strategies as those of an MSIM Advised Vehicle. The investment results of an MSIM Advised Vehicle may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, those of any other of these Affiliated Investment Accounts. Further, an MSIM Advised Vehicle and an Affiliated Investment Account with substantially similar investment objectives, investment policies and/or investment strategies may have different fees and expenses (which may be higher or lower than those of the MSIM Advised Vehicle), governance, structures, and/or services provided by MSIM and/or its investment adviser affiliates.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a MSIM Advised Vehicle. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a MSIM Advised Vehicle’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a MSIM Advised Vehicle and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a MSIM Advised Vehicle’s advantage. There can be no assurance that a MSIM Advised Vehicle will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a MSIM Advised Vehicle in the same investment or a MSIM Advised Vehicle’s participation in a transaction with such company.
The decision on behalf of an MSIM Advised Vehicle as to when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the decisions MSIM or its affiliates may take for Affiliated Investment Accounts on the same securities. This could create conflicts of interest, and it is possible that one or more accounts managed by MSIM will achieve investment results that are substantially more or less favorable than those results achieved by a MSIM Advised Vehicle.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by MSIM. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a MSIM Advised Vehicle.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another MSIM Advised Vehicle, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a MSIM Advised Vehicle holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a MSIM Advised Vehicle.
In addition, certain investment professionals who are involved in a MSIM Advised Vehicle’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a MSIM Advised Vehicle’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a MSIM Advised Vehicle.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of MSIM and its affiliates, including a MSIM Advised Vehicle, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer’s capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and MSIM may face conflicts with respect to the interests involved. As a result, MSIM and its affiliates, at times, will seek to satisfy their respective fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, MSIM and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by MSIM or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between MSIM’s clients, including a MSIM Advised Vehicle, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
In addition, in certain circumstances, MSIM restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a MSIM Advised Vehicle even though such other clients’ investment objectives may be similar to those of the Fund and MSIM may make decisions for a MSIM Advised Vehicle that may be more beneficial to one type of shareholder than another.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, MSIM invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a MSIM Advised Vehicle. At times, MSIM may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given to, action taken for or the interest of any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a MSIM Advised Vehicle, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, MSIM may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate MSIM based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for MSIM in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern MSIM’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between MSIM’s clients, including the Fund, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
From time to time, MSIM or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a MSIM Advised Vehicle potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a MSIM Advised Vehicle previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with MSIM. The Morgan Stanley and affiliate trading desks may compete against MSIM trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts (including potentially an MSIM Advised Vehicle) to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For MSIM and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a MSIM Advised Vehicle’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a MSIM Advised Vehicle. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a MSIM Advised Vehicle, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a MSIM Advised Vehicle and could adversely affect an MSIM Advised Vehicle’s investments.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a MSIM Advised Vehicle. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a MSIM Advised Vehicle’s interests.
Subject to the limitations of applicable law, a MSIM Advised Vehicle may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a MSIM Advised Vehicle and with respect to investments that a MSIM Advised Vehicle may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a MSIM Advised Vehicle. Morgan Stanley may give advice and provide recommendations to persons competing with a MSIM Advised Vehicle and/or any of a MSIM Advised Vehicle’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a MSIM Advised Vehicle’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a MSIM Advised Vehicle’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a MSIM Advised Vehicle’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a MSIM Advised Vehicle’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a MSIM Advised Vehicle invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a MSIM Advised Vehicle, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a MSIM Advised Vehicle may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a MSIM Advised Vehicle may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
In addition, in situations where MSIM is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, MSIM may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where MSIM refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or MSIM may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a MSIM Advised Vehicle may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a MSIM Advised Vehicle may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a MSIM Advised Vehicle has an investment may be adverse to MSIM’s or an MSIM Advised Vehicle’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a MSIM Advised Vehicle’s best interests.

Due to the restrictions of the 1940 Act, a MSIM Advised Vehicle may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a MSIM Advised Vehicle, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a MSIM Advised Vehicle.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a MSIM Advised Vehicle’s behalf.
Principal Investments. There may be situations in which a MSIM Advised Vehicle’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a MSIM Advised Vehicle may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a MSIM Advised Vehicle invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and MSIM Advised Vehicles, investment vehicles and accounts (which may or may not include a MSIM Advised Vehicle) that own an interest in such entity will receive a greater relative benefit from the arrangements than MSIM Advised Vehicles, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a MSIM Advised Vehicle or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a MSIM Advised Vehicle invests in certain companies or other entities, other funds affiliated with or advised by MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a MSIM Advised Vehicle has made an investment. Under such circumstances, a MSIM Advised Vehicle and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by an MSIM Advised Vehicle or other fund are different from (or take priority over or are subordinate to) those held by the MSIM Advised Vehicle or such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a MSIM Advised Vehicle.
Investments in Other MSIM Advised Vehicles or Affiliated Investment Accounts. To the extent permitted by applicable law, a MSIM Advised Vehicle may invest in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by MSIM Advised Vehicle in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newerfunds to increase asset levels or to otherwise provide greater viability for funds. MSIM voluntarily waives advisory fees (or unitary management fees, as applicable) of MSIM Advised Vehicles associated with investments by the MSIM Advised Vehicle in a fund advised by MSIM or its affiliates which will , but will not eliminate, these types of conflicts.

The Affiliated Investment Accounts (including MSIM Advised Vehicles) may, individually or in the aggregate, own a substantial percentage of a MSIM Advised Vehicle. Further, MSIM, its affiliates, or another entity (i.e., a seed investor) may invest in MSIM Advised Vehicles at or near the establishment of such MSIM Advised Vehicles, which may facilitate MSIM Advised Vehicles achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a MSIM Advised Vehicle. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of MSIM and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a MSIM Advised Vehicle. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from MSIM and/or its affiliates have ceased. Such redemptions could negatively impact a MSIM Advised Vehicle ’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses. Expenses may be incurred that are attributable to a MSIM Advised Vehicle and one or more other Affiliated Investment Accounts (including in connection with issuers in which a MSIM Advised Vehicle and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a MSIM Advised Vehicle and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as MSIM deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither MSIM nor any investment sub-adviser will purchase securities on behalf of a MSIM Advised Vehicle from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a MSIM Advised Vehicle from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a MSIM Advised Vehicle uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Valuation of MSIM Advised Vehicles’ Investments. MSIM performs certain valuation services related to securities and other assets held by MSIM Advised Vehicles and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of MSIM Advised Vehicles’ investments generally because of the effect of such valuations on MSIM’s fees and other compensation and performance of MSIM Advised Vehicles.
Proxy Voting by MSIM. MSIM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of MSIM Advised Vehicles and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by MSIM in respect of securities held by MSIM Advised Vehicles may benefit the interests of Morgan Stanley and/or accounts other than MSIM Advised Vehicles. Further, MSIM may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Advisers and Delegates. To the extent MSIM to an engages affiliated sub-advisers or delegates for a MSIM Advised Vehicle, MSIM generally expects to compensate the sub-adviser or delegate out of the advisory fee it receives from the MSIM Advised Vehicle, which creates an incentive for MSIM to select affiliated sub-adviser(s) or delegate(s). In addition, a sub-adviser or delegate may have interests and relationships that create actual or potential conflicts of interest related to their management of a MSIM Advised Vehicle assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems. MSIM’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances, MSIM’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, MSIM may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. MSIM will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where MSIM or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974 impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Compensation
The compensation structure of Morgan Stanley Investment Management, including Eaton Vance and its affiliates that are investment advisers (“Investment Management”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:
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Cash bonus
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Deferred compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Fund, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley

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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance
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The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
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Individual contribution and performance
Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Brighthouse/Franklin Low Duration Total Return Portfolio and Brighthouse/Templeton International Bond Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kent Burns, CFA, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	1	$1,932,780,000	0	N/A
	Other Pooled Investment Vehicles	1	$297,500,000	0	N/A
	Other Accounts	0	N/A	1	$2,415,240,000

Tina Chou, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	10	$11,250,540,000	0	N/A
	Other Pooled Investment Vehicles	2	$384,140,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Patrick Klein, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	25	$29,921,780,000	0	N/A
	Other Pooled Investment Vehicles	11	$3,612,880,000	0	N/A
	Other Accounts	12	$4,702,010,000	2	$1,756,800,000

Sameer Kachar, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	1	$1,932,780,000	0	N/A
	Other Pooled Investment Vehicles	3	$508,320,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Salm, Brighthouse/Franklin Low Duration Total Return Portfolio	Registered Investment Companies	26	$40,236,210,000	0	N/A
	Other Pooled Investment Vehicles	26	$24,103,650,000	1	$24,400,000
	Other Accounts	20	$4,514,780,000	3	$4,172,050,000

Michael Hasenstab, Ph. D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	6	$5,299,910,000	0	N/A
	Other Pooled Investment Vehicles	16	$7,855,050,000	1	$84,400,000
	Other Accounts	3	$2,629,190,000	4	$1,482,350,000

Christine Yuhui Zhu, Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	4	$118,730,000	1	$84,400,000
	Other Accounts	2	$2,507,860,000	3	$944,940,000

Calvin Ho, Ph.D., Brighthouse/Templeton International Bond Portfolio	Registered Investment Companies	6	$5,299,910,000	0	N/A
	Other Pooled Investment Vehicles	13	$7,747,630,000	1	$84,400,000
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest
The management of multiple funds, including the Portfolios, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolios. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Portfolios have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary — Each portfolio manager is paid a base salary.
Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolios shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolios, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits — Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Core Equity Opportunities Portfolio
and Brighthouse/Wellington Large Cap Research Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mary L. Pryshlak, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	14	$13,803,027,881	3	$6,962,889,336
	Other Pooled Investment Vehicles	49	$16,772,015,599	6	$1,646,488,048
	Other Accounts	86	$30,348,755,253	10	$5,596,427,468

Campe Goodman, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	15	$16,892,043,916	0	N/A
	Other Pooled Investment Vehicles	11	$6,734,981,709	1	$1,471,355,577
	Other Accounts	38	$19,138,070,700	1	$430,381,423

Robert D. Burn, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	15	$16,783,662,200	0	N/A
	Other Pooled Investment Vehicles	7	$415,104,637	1	$76,052,349
	Other Accounts	34	$18,794,070,658	1	$430,381,423

Jeremy Forster, Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	14	$9,904,357,151	0	N/A
	Other Pooled Investment Vehicles	25	$1,502,483,452	0	N/A
	Other Accounts	38	$21,734,024,797	1	$430,381,423

Peter C. Fisher, Brighthouse/Wellington Core Equity Opportunities Portfolio	Registered Investment Company	13	$51,877,785,023	4	$42,150,245,959
	Other Pooled Investment Vehicles	10	$659,518,300	4	$381,694,531
	Other Accounts	15	$1,654,737,239	1	$162,781,179

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph F. Marvan,[1] Brighthouse/Wellington Balanced Portfolio	Registered Investment Companies	16	$16,680,876,667	0	N/A
	Other Pooled Investment Vehicles	19	$16,501,793,842	1	$7,892,542
	Other Accounts	67	$38,091,206,457	1	$430,381,423

Jonathan G. White, Brighthouse/Wellington Balanced Portfolio, Brighthouse/Wellington Large Cap Research Portfolio	Registered Investment Companies	14	$13,803,027,881	3	$6,962,889,336
	Other Pooled Investment Vehicles	49	$16,772,015,599	6	$1,646,488,048
	Other Accounts	86	$30,348,755,253	10	$5,596,427,468

Connor Fitzgerald, Brighthouse/ Wellington Balanced Portfolio	Registered Investment Companies	13	$14,877,203,442	0	N/A
	Other Pooled Investment Vehicles	19	$21,920,415,757	3	$2,851,192,233
	Other Accounts	91	$41,939,975,348	5	$1,019,130,711

1
Effective on or about June 30, 2026, it is expected that Mr. Marvan will retire and will no longer serve as portfolio manager of the Portfolio.
Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Burn, Mr. Fisher, Mr.

Fitzgerald, Mr. Forster, Mr. Goodman, Mr. Marvan, Ms. Pryshlak, and Mr. White also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of each Portfolio. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2025.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each of the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment, with the exception of Mary L. Pryshlak and Jonathan White, based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three-, and five-year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak and Messrs. Burn, Fisher, Fitzgerald, Forster, Goodman, and Marvan are Partners.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Brighthouse/Wellington Balanced Portfolio (Burn, Goodman, Marvan)	Bloomberg U.S. Aggregate Bond Index
Brighthouse/Wellington Core Equity Opportunities Portfolio	Russell 1000® Index

Brighthouse Balanced Plus Portfolio (Overlay Portion), PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Paul-James White, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	1	$161,410,000	0	N/A
	Other Pooled Investment Vehicles	6	$1,961,110,000	1	$1,073,740,000
	Other Accounts	1	$463,370,000	0	N/A

Graham A. Rennison, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	14	$6,883,530,000	0	N/A
	Other Pooled Investment Vehicles	7	$2,232,330,000	3	$1,539,460,000
	Other Accounts	1	$463,370,000	0	N/A

David L. Braun, CFA, Brighthouse Balanced Plus Portfolio (Overlay Portion)	Registered Investment Companies	9	$22,961,450,000	0	N/A
	Other Pooled Investment Vehicles	13	$6,661,220,000	0	N/A
	Other Accounts	117	$138,493,830,000	1	$790,720,000

Mike Cudzil, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio	Registered Investment Companies	30	$90,349,170,000	0	N/A
	Other Pooled Investment Vehicles	14	$12,509,300,000	3	$9,122,090,000
	Other Accounts	64	$46,739,140,000	6	$1,209,640,000

Daniel He, PIMCO Inflation Protected Bond Portfolio	Registered Investment Companies	19	$24,424,930,000	0	N/A
	Other Pooled Investment Vehicles	2	$695,270,000	1	$562,060,000
	Other Accounts	17	$6,562,450,000	3	$721,840,000

Mohit Mittal, PIMCO Total Return Portfolio	Registered Investment Companies	29	$124,386,990,000	0	N/A
	Other Pooled Investment Vehicles	23	$50,636,660,000	2	$5,107,520,000
	Other Accounts	143	$94,999,032,000	12	$6,191,410,000

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Qi Wang, PIMCO Total Return Portfolio	Registered Investment Companies	8	$60,602,160,000	0	N/A
	Other Pooled Investment Vehicles	6	$4,118,160,000	6	$4,118,160,000
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Investors should be aware that investments made by a Portfolio and the results achieved by a Portfolio at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Portfolio when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios or to accounts in which a Portfolio invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Portfolio’s investment in an underlying account, or relating to an investing account’s investment in a Portfolio, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Portfolio or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Portfolio that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Portfolio (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Portfolio acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Cross Trades. A potential conflict of interest may arise in instances where a Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Portfolio, and these relationships may influence PIMCO’s selection of these service providers for a Portfolio. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Portfolio over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Portfolio if the Portfolios determine not to engage or continue to engage these service providers.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Portfolios or other accounts may result in the Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including without limitation: the nature of the security or instrument and associated risk characteristics, applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; the availability of certain trading platforms for a Client account; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.
These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer)encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Portfolios) should also be aware that a Portfolio may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Portfolio for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Portfolio investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE,PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Portfolios are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Portfolios, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolios. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.
Portfolio Manager Compensation
PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
•
performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and
•
amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
Brighthouse Small Cap Value Portfolio
Allspring Global Investments, LLC:
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Tyndale Brickey, CFA	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Brian Martin, CFA	Registered Investment Companies	3	$3,893,410,000	0	N/A
	Other Pooled Investment Vehicles	6	$819,520,000	1	$171,730,000
	Other Accounts	7	$260,650,000	0	N/A

James M. Tringas,[1] CFA	Registered Investment Companies	11	$20,109,060,000	0	N/A
	Other Pooled Investment Vehicles	9	$2,157,130,000	1	$171,730,000
	Other Accounts	25	$2,324,210,000	2	$74,670,000

Bryant VanCronkhite, CFA, CPA	Registered Investment Companies	11	$20,109,060,000	0	N/A
	Other Pooled Investment Vehicles	9	$2,157,130,000	0	N/A
	Other Accounts	25	$2,324,210,000	2	$74,670,000

1
Effective on or about December 31, 2026, it is expected that Mr. Tringas will no longer serve as portfolio manager of the Portfolio.

Material Conflicts of Interest
Allspring Investments. Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.
Compensation
Allspring Investments. The compensation structure for Allspring Investment’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period.
Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining their total compensation. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.

CBRE Global Real Estate Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph P. Smith	Registered Investment Companies	9	$4,893,835,375	0	N/A
	Other Pooled Investment Vehicles	9	$1,625,904,952	1	$28,717,381
	Other Accounts	19	$2,511,256,394	6	$317,967,590

Christopher S. Reich	Registered Investment Companies	2	$979,376,942	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	8	$442,494,970	4	$301,493,691

Kenneth S. Weinberg	Registered Investment Companies	5	$2,341,124,836	0	N/A
	Other Pooled Investment Vehicles	2	$217,935,861	0	N/A
	Other Accounts	17	$2,377,100,720	2	$128,715,242
Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
CBRE IM recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation
In principle, portfolio manager compensation is not based on the performance of any particular account, including the Portfolio, nor is compensation based on the level of Portfolio assets.
Compensation for each portfolio manager is structured as follows:
Base Salary —  Each portfolio manager receives a base salary. Base salaries have been established at a competitive market level and are set forth in the portfolio manager’s employment agreement. Base salaries are reviewed periodically by the CBRE IM Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.
Bonus —  Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.
Deferred Compensation —  CBRE IM requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE IM’s clients. The value of deferred bonus amounts is tied to the performance of CBRE IM investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.
Profit Participation —  Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.
Other Compensation —  Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.
Frontier Mid Cap Growth Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher J. Scarpa	Registered Investment Companies	1	$828,735,003	0	N/A
	Other Pooled Investment Vehicles	1	$57,007,424	0	N/A
	Other Accounts	4	$65,692,301	0	N/A

Ravi Dabas	Registered Investment Companies	1	$828,735,003	0	N/A
	Other Pooled Investment Vehicles	1	$57,007,424	0	N/A
	Other Accounts	4	$65,692,301	0	N/A
Material Conflicts of Interest
In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.
Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.
Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
Compensation
Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.
Harris Oakmark International Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David G. Herro, CFA	Registered Investment Companies	10	$18,879,943,677	0	N/A
	Other Pooled Investment Vehicles	29	$10,527,077,990	2	$109,587,628
	Other Accounts	14	$1,265,657,982	1	$301,368,407

Tony Coniaris, CFA	Registered Investment Companies	8	$17,563,834,325	0	N/A
	Other Pooled Investment Vehicles	31	$10,293,134,182	0	N/A
	Other Accounts	367	$3,475,748,505	0	N/A

Eric Liu, CFA	Registered Investment Companies	8	$17,563,834,325	0	N/A
	Other Pooled Investment Vehicles	27	$10,139,559,854	2	$109,587,628
	Other Accounts	11	$1,123,109,364	1	$301,368,407
Material Conflicts of Interest
Actual or apparent conflicts may arise when Harris Associates L.P. (“Harris”) manages the Portfolio and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris, the adviser to the Portfolio, makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.
Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.
Compensation
David G. Herro, Tony Coniaris, and Eric Liu are the portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the portfolios or the amount of assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more of the following benchmarks, including, but not limited to: S&P 500, S&P MidCap 400, Russell 1000® Value, Lipper Balanced, 60/40 S&P/Bloomberg (60% S&P 500 and 40% Bloomberg Aggregate Bond Index), MSCI World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages portfolios in the particular strategy to which these benchmarks would be applicable. Performance is measured over short- and long-term periods, including one year, three years, five years, ten years, since a portfolio’s inception or since a portfolio manager has been managing the portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Global Equity Portfolio and Invesco Small Cap Growth Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Devine, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	17	$5,583,234,530	0	N/A
	Other Pooled Investment Vehicles	20	$9,324,772,787	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Hixon, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	22	$16,761,636,068	0	N/A
	Other Pooled Investment Vehicles	28	$9,963,301,914	0	N/A
	Other Accounts	0	N/A	0	N/A

Scott Wolle[2], Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	7	$3,668,675,637	0	N/A
	Other Pooled Investment Vehicles	24	$10,080,825,798	0	N/A
	Other Accounts	1	$6,772,000	0	N/A

John Burrello, Invesco Balanced-Risk Allocation Portfolio	Registered Investment Companies	18	$6,123,507,792	0	N/A
	Other Pooled Investment Vehicles	19	$9,315,001,574	0	N/A
	Other Accounts	0	N/A	0	N/A

Juan Hartsfield, Invesco Small Cap Growth Portfolio	Registered Investment Companies	8	$5,042,588,838	0	N/A
	Other Pooled Investment Vehicles	2	$2,274,793,991	0	N/A
	Other Accounts	0	N/A	0	N/A

Clay Manley, Invesco Small Cap Growth Portfolio	Registered Investment Companies	5	$3,664,349,227	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Justin Sander, Invesco Small Cap Growth Portfolio	Registered Investment Companies	3	$3,474,776,610	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Kevin Holt, Invesco Comstock Portfolio	Registered Investment Companies	7	$16,309,153,653	0	N/A
	Other Pooled Investment Vehicles	1	$213,814,458	0	N/A
	Other Accounts	6,615[1]	$1,577,149,159 [1]	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Devin Armstrong, Invesco Comstock Portfolio	Registered Investment Companies	6	$15,867,587,214	0	N/A
	Other Pooled Investment Vehicles	1	$213,814,458	0	N/A
	Other Accounts	6,613[1]	$1,567,585,840 [1]	0	N/A

James Warwick, Invesco Comstock Portfolio	Registered Investment Companies	5	$15,758,466,876	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	6,615[1]	$1,577,149,159 [1]	0	N/A

Umang Khetan, CFA, Invesco Comstock Portfolio	Registered Investment Companies	7	$16,309,153,653	0	N/A
	Other Pooled Investment Vehicles	1	$213,814,458	0	N/A
	Other Accounts	0	N/A	0	N/A

John Delano, CFA, Invesco Global Equity Portfolio	Registered Investment Companies	8	$13,558,200,223	0	N/A
	Other Pooled Investment Vehicles	5	$1,486,859,297	0	N/A
	Other Accounts	6[1]	$42,399,488 [1]	0	N/A

1
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
2
Effective on or about June 30, 2026, it is expected that Mr. Wolle will no longer serve as portfolio manager of the Portfolio.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

•
The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Funds accounts managed has a performance fee.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary.  Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus.  The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance, revenues, enterprise expectations and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Advisor	Performance time period(i)
Invesco(ii)(iii)	One-, Three- and Five-year performance against fund peer group or Market Index.
(i)
Rolling time periods are measured from October 1st to September 30th.
(ii)
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
(iii)
Portfolio Managers for Invesco Comstock Portfolio’s compensation is based on the one-, three- and five-year performance against the fund’s peer group.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation.  Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements.  Portfolio managers are eligible to participate in retirement and health and welfare plans and programs available generally to all employees.
Jennison Growth Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category[1]	Total Assets in Accounts in Category[1]	Number of Accounts in Category	Total Assets in Accounts in Category
Michael A. Del Balso	Registered Investment Companies	5	$15,691,969,345	0	N/A
	Other Pooled Investment Vehicles	6	$5,693,680,015	0	N/A
	Other Accounts[2]	3	$785,742,268	0	N/A

Blair A. Boyer	Registered Investment Companies	12	$65,507,437,241	1	$14,502,392,921
	Other Pooled Investment Vehicles	10	$22,794,967,401	0	N/A
	Other Accounts[2]	33	$13,588,272,124	0	N/A

Owuraka Koney, CFA	Registered Investment Companies	11	$51,005,044,320	0	N/A
	Other Pooled Investment Vehicles	9	$21,956,507,337	0	N/A
	Other Accounts[2]	9	$791,148,877	0	N/A

Natasha Kuhlkin, CFA	Registered Investment Companies	12	$65,507,437,241	1	$15,502,392,921
	Other Pooled Investment Vehicles	11	$24,145,076,633	0	N/A
	Other Accounts[2]	24	$3,759,896,102	0	N/A

1
Excludes performance fee account(s).
2
Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
Material Conflicts of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
•
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position as a lower price. As a result, Jennison has conflicts of interest in determining the timing and direction of investments.
•
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
•
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
•
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. This creates an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times, Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison, which creates an incentive for Jennison to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
•
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for non-discretionary models that are derived from discretionary portfolios communicated before or after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
•
Higher fee paying accounts or products or strategies: In general, Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
•
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
•
Side Letters: Jennison has entered into side letters with respect to certain of the funds that Jennison manages, and will likely do so with respect to funds that Jennison manages in the future. Such side letters are agreements with investors in the funds (including affiliated investors) that grant such investors terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund’s investments. In some instances, Jennison could have multiple side letters with respect to a single fund, each with a different investor to the extent permitted by applicable law. For certain investors in commingled funds managed by Jennison, Jennison rebates a portion of the management fee paid to it. The rebate is either reinvested into the fund on behalf of the investors or is paid to the investor in, as agreed with the investor.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
•
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts.
•
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
•
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
•
Jennison has adopted a code of ethics and policies relating to personal trading.
•
Jennison has adopted a conflicts of interest policy and procedures.
•
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
•
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:
•
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•
Qualitative factors such as teamwork and responsiveness;
•
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
•
Historical and long-term business potential of the product strategies.
JPMorgan Core Bond Portfolio, JPMorgan Global Active Allocation Portfolio and JPMorgan Small Cap Value Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Feser, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	12	$18,726,210,000	0	N/A
	Other Pooled Investment Vehicles	5	$997,860,000	0	N/A
	Other Accounts	8	$4,884,590,000	0	N/A

Jonathan Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	12	$6,079,590,000	0	N/A
	Other Accounts	27	$12,988,430,000	3	$3,756,510,000

Grace Koo, Ph.D., JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	8	$14,595,850,000	0	N/A
	Other Pooled Investment Vehicles	1	$96,610,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Matthew Cummings, CFA, JPMorgan Global Active Allocation Portfolio	Registered Investment Companies	7	$11,762,390,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	31	$30,925,640,000	0	N/A

Richard D. Figuly, JPMorgan Core Bond Portfolio	Registered Investment Companies	22	$126,233,890,000	0	N/A
	Other Pooled Investment Vehicles	8	$31,351,970,000	0	N/A
	Other Accounts	20	$9,618,740,000	1	$2,581,100,000

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Justin Rucker, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	11	$79,078,390,000	0	N/A
	Other Pooled Investment Vehicles	11	$25,697,650,000	0	N/A
	Other Accounts	20	$19,171,000,000	1	$2,581,100,000

Andrew Melchiorre, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	19	$100,558,670,000	0	N/A
	Other Pooled Investment Vehicles	10	$28,704,130,000	0	N/A
	Other Accounts	19	$8,485,930,000	1	$785,140

Edward Fitzpatrick III, CFA, JPMorgan Core Bond Portfolio	Registered Investment Companies	16	$83,177,990,000	0	N/A
	Other Pooled Investment Vehicles	11	$24,093,520,000	0	N/A
	Other Accounts	13	$5,591,570,000	2	$412,610,000

Phillip Hart, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	11	$9,335,390,000	0	N/A
	Other Pooled Investment Vehicles	4	$991,190,000	0	N/A
	Other Accounts	3	$892,320,000	0	N/A

Wonseok Choi, PhD, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	10	$10,335,330,000	0	N/A
	Other Pooled Investment Vehicles	3	$206,700,000	0	N/A
	Other Accounts	3	$892,320,000	0	N/A

Akash Gupta, CFA, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	8	$5,453,840,000	0	N/A
	Other Pooled Investment Vehicles	2	$307,820,000	0	N/A
	Other Accounts	3	$892,320,000	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert A. Ippolito, JPMorgan Small Cap Value Portfolio	Registered Investment Companies	8	$5,453,840,000	0	N/A
	Other Pooled Investment Vehicles	2	$307,820,000	0	N/A
	Other Accounts	3	$892,320,000	0	N/A

*
The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Material Conflict of Interest
The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolios that are managed by the Portfolios’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (“JP Morgan” or “JPMIM”)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.
Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Portfolio, JPMIM could be seen as harming the performance of a Portfolio for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Portfolio invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Portfolio has also invested and these activities could have an adverse effect on the Portfolio. For example, if a Portfolio holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Portfolio (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Portfolio invests may use the proceeds of the Portfolio’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Portfolio’s results will suffer whereas the Other Account’s performance will not be affected because the Other

Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Portfolio will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to a Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which a Portfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s dutyof best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets. If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
•
Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
•
The scale and complexity of their investment responsibilities;
•
Individual contribution relative to the client’s risk and return objectives;
•
Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
•
Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
•
Reducing or altogether eliminating annual incentive compensation;
•
Canceling unvested awards (in full or in part);
•
Clawback/recovery of previously paid compensation (cash and / or equity);
•
Demotion, negative performance rating or other appropriate employment actions; and
•
Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
Loomis Sayles Global Allocation Portfolio, Loomis Sayles Growth Portfolio, Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Matthew J. Eagan, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	20	$39,625,055,136	0	0
	Other Pooled Investment Vehicles	35	$13,605,846,546	0	0
	Other Accounts	100	$31,810,933,822	3	$$346,501,533

Eileen N. Riley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$1,930,325,781	0	N/A
	Other Pooled Investment Vehicles	5	$5,533,302,537	0	N/A
	Other Accounts	0	N/A	0	N/A

Lee M. Rosenbaum, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	1	$1,930,325,781	0	N/A
	Other Pooled Investment Vehicles	5	$5,533,302,537	0	N/A
	Other Accounts	0	N/A	0	N/A

David Rolley, CFA, Loomis Sayles Global Allocation Portfolio	Registered Investment Companies	2	$797,264,036	0	N/A
	Other Pooled Investment Vehicles	29	$12,873,839,971	0	N/A
	Other Accounts	47	$24,876,218,270	3	$3,365,617,872

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Aziz V. Hamzaogullari, CFA, Loomis Sayles Growth Portfolio	Registered Investment Companies	18	$29,928,781,872	0	N/A
	Other Pooled Investment Vehicles	21	$21,262,966,990	3	$555,643,326
	Other Accounts	157	$42,936,220,394	1	$375,110,808

John J. Slavik, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$2,527,727,573	0	N/A
	Other Pooled Investment Vehicles	3	$1,372,047,319	0	N/A
	Other Accounts	29	$1,139,272,226	0	N/A

Mark F. Burns, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio	Registered Investment Companies	3	$2,527,727,573	0	N/A
	Other Pooled Investment Vehicles	3	$1,372,047,319	0	N/A
	Other Accounts	27	$1,140,897,078	0	N/A

Joseph R. Gatz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$897,972,765	0	N/A
	Other Pooled Investment Vehicles	3	$636,094,963	0	N/A
	Other Accounts	39	$1,302,855,455	0	N/A

Jeffrey Schwartz, Loomis Sayles Small Cap Core Portfolio	Registered Investment Companies	3	$897,972,765	0	N/A
	Other Pooled Investment Vehicles	3	$636,094,963	0	N/A
	Other Accounts	54	$1,278,645,069	0	N/A
Material Conflicts of Interest
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation
Equity Managers
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Fixed-Income Managers
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
General

Equity and Fixed Income Managers
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long-term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Aziz Hamzaogullari
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met.
Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

MetLife Multi-Index Targeted Risk Portfolio (Overlay Portion), MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eric Chan, MetLife Multi-Index Targeted Risk Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Norman Hu, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	17	$8,207,000,000	0	N/A
	Other Accounts	1	$104,000,000	0	N/A

Mirsad Usejnoski, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MetLife MSCI EAFE Index Portfolio, MetLife Russell 2000® Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	17	$8,207,000,000	0	N/A
	Other Accounts	1	$104,000,000	0	N/A

Jason Chapin, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$6,775,000,000	0	N/A
	Other Accounts	5	$1,329,000,000	0	N/A

Brian Leonard, MetLife Aggregate Bond Index Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	15	$6,775,000,000	0	N/A
	Other Accounts	5	$1,329,000,000	0	N/A
Material Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. MIM is wholly owned by MetLife and is part of MetLife Investment Management, MetLife’s institutional investment management business, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies. MetLife affiliates also invest their own capital in a broad range of investments. These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the Portfolios may invest or MIM may be prohibited from pursuing certain investment opportunities for the Portfolios due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

MIM has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.
MIM and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Portfolios and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of a Portfolio’s investments could be adversely affected by the manner in which MIM enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
MIM has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM’s duty of best execution; however, purchases of securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM permits a fair and equitable allocation over time.
MIM manages the Portfolios and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM may give to the Portfolios, or may involve a different timing or nature of action than with respect to the Portfolios. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Portfolios may differ significantly from the results achieved by MIM for other client accounts.
Compensation
MetLife Investment Management, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:
Base salary: Base salaries are generally reviewed annually and are based on market competitiveness.
Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.
Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.
An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

MFS® Research International Portfolio, MFS® Total Return Portfolio, and MFS® Value Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nicholas Paul, MFS® Research International Portfolio	Registered Investment Companies	5	$63,512,155,664	0	N/A
	Other Pooled Investment Vehicles	2	$309,778,399	0	N/A
	Other Accounts	2	$535,062,931	0	N/A

John Mahoney, MFS® Research International Portfolio	Registered Investment Companies	5	$63,512,155,664	0	N/A
	Other Pooled Investment Vehicles	2	$309,778,399	0	N/A
	Other Accounts	2	$535,062,931	0	N/A

Joshua Marston, MFS® Total Return Portfolio	Registered Investment Companies	11	$29,242,816,764	0	N/A
	Other Pooled Investment Vehicles	10	$4,204,554,598	0	N/A
	Other Accounts	17	$2,648,819,124	0	N/A

Steven Gorham, MFS® Total Return Portfolio	Registered Investment Companies	6	$19,053,132,440	0	N/A
	Other Pooled Investment Vehicles	6	$2,447,870,846	0	N/A
	Other Accounts	19	$12,694,706,500	0	N/A

Johnathan Munko, MFS® Total Return Portfolio	Registered Investment Companies	5	$11,724,894,187	0	N/A
	Other Pooled Investment Vehicles	5	$2,418,542,584	0	N/A
	Other Accounts	16	$12,691,049,881	0	N/A

Alexander Mackey MFS® Total Return Portfolio	Registered Investment Companies	18	$40,539,039,927	0	N/A
	Other Pooled Investment Vehicles	8	$3,476,130,454	0	N/A
	Other Accounts	20	$2,416,506,973	0	N/A

Philipp Burgener, CFA, MFS® Total Return Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Katherine Cannan, MFS® Value Portfolio	Registered Investment Companies	8	$62,048,592,697	0	N/A
	Other Pooled Investment Vehicles	2	$7,956,693,915	0	N/A
	Other Accounts	16	$7,771,789,677	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nevin Chitkara, MFS® Value Portfolio	Registered Investment Companies	8	$62,048,592,697	0	N/A
	Other Pooled Investment Vehicles	2	$7,956,693,915	0	N/A
	Other Accounts	16	$7,771,789,677	0	N/A

Thomas Crowley, MFS® Value Portfolio	Registered Investment Companies	8	$62,048,592,697	0	N/A
	Other Pooled Investment Vehicles	2	$7,956,693,915	0	N/A
	Other Accounts	16	$7,771,789,677	0	N/A
Advisory fees are not based upon performance of any of the accounts identified in the table above.
Material Conflicts of Interest
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolios and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple portfolios and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for a Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolios or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolios may outperform investments selected for the Portfolios.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
•
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to Mr. Paul and Mr. Mahoney, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance). The performance bonus may be in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Mackey, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
With respect to Ms. Cannan and Messrs. Burgener, Marston, Gorham, Munko, Chitkara, and Crowley, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios, unless otherwise indicated:
Portfolio Manager	Portfolio(s)	Benchmark(s)
Joshua Marston	MFS® Total Return Portfolio	Bloomberg U.S. Aggregate Bond Index
Steven Gorham	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
Johnathan Munko	MFS® Total Return Portfolio	Standard & Poor’s 500 Stock Index
Philipp Burgener[1]	MFS® Total Return Portfolio	Bloomberg U.S. Aggregate Bond Index
Nevin Chitkara	MFS® Value Portfolio	Russell 1000® Value Index
Katherine Cannan	MFS® Value Portfolio	Russell 1000® Value Index
Thomas Crowley	MFS® Value Portfolio	Russell 1000® Value Index

1
Became a portfolio manager of the Portfolio after the date referenced above; therefore, information is as of March 31, 2026.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from Portfolios’ and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Morgan Stanley Discovery Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dennis Lynch	Registered Investment Companies	24	$19,436,527,419	0	N/A
	Other Pooled Investment Vehicles	24	$6,098,725,837	0	N/A
	Other Accounts	24	$3,487,275,863	0	N/A

Sam Chainani	Registered Investment Companies	24	$19,436,527,419	0	N/A
	Other Pooled Investment Vehicles	23	$5,942,083,878	0	N/A
	Other Accounts	14	$3,405,968,089	0	N/A

Jason Yeung	Registered Investment Companies	24	$19,436,527,419	0	N/A
	Other Pooled Investment Vehicles	23	$5,942,083,878	0	N/A
	Other Accounts	14	$3,405,968,089	0	N/A

Armistead Nash	Registered Investment Companies	24	$19,436,527,419	0	N/A
	Other Pooled Investment Vehicles	23	$5,942,083,878	0	N/A
	Other Accounts	14	$3,405,968,089	0	N/A

Alexander Norton	Registered investment Companies	24	$19,436,527,419	0	N/A
	Other Pooled Investment Vehicles	23	$5,942,083,878	0	N/A
	Other Accounts	14	$3,405,968,089	0	N/A
Material Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of an investment fund or account sponsored, managed, advised or sub-advised by MSIM (each, a “MSIM Advised Vehicle”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, advised or sub-advised by MSIM or one of its investment adviser affiliates, the Affiliated Investment Accounts”) with a wide variety of investment objectives and/or investment strategies (generally referred to herein collectively as “investment objectives”) that in some instances may overlap or conflict with a MSIM Advised Vehicle’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, MSIM and/or MSIM’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a MSIM Advised Vehicle and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of MSIM Advised Vehicle shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests MSIM or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to MSIM in this section include a MSIM Advised Vehicle’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity or taking another action with respect to such investment, with respect to such investment or disposition opportunity including for an extended period of time. MSIM may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a MSIM Advised Vehicle’s behalf. In addition, MSIM may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a MSIM Advised Vehicle, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with MSIM or its affiliates unrelated to that of a MSIM Advised Vehicle. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
MSIM may restrict its investment decisions and activities on behalf of MSIM Advised Vehicles in various circumstances, including because of applicable regulatory requirements or information held by MSIM, MSIM’s investment adviser affiliates or Morgan Stanley. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, a MSIM Advised Vehicle due to Morgan Stanley’s activities outside MSIM Advised Vehicles. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the MSIM Advised Vehicle, which may result in Morgan Stanley taking actions different from or in conflict with those taken on behalf of the MSIM Advised Vehicle or otherwise impede the MSIM Advised Vehicle from participating in certain opportunities. In instances where trading of an investment is restricted, MSIM may not be able to purchase or sell such investment on behalf of a MSIM Advised Vehicle, including for an extended period of time, resulting in a MSIM Advised Vehicle’s inability to participate in certain desirable transactions. The inability to buy or sell an investment could have an adverse effect on a MSIM Advised Vehicle’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage MSIM Advised Vehicles with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by MSIM Advised Vehicles in a manner that may be adverse to the MSIM Advised Vehicle, and will not have any obligation or other duty to share information with MSIM.

In other instances, Morgan Stanley personnel, including personnel of MSIM, will have access to information and personnel of its affiliates. For example, MSIM may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. MSIM may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of MSIM Advised Vehicles (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a MSIM Advised Vehicle in the absence of the sharing of information). Also, it may adversely affect a MSIM Advised Vehicle’s investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a MSIM Advised Vehicle. In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. MSIM may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply internally within MSIM. As a result, a MSIM Advised Vehicle may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a MSIM Advised Vehicle. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a MSIM Advised Vehicle, including if a MSIM Advised Vehicle is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with MSIM or personnel involved in decision-making for Affiliated Investment Accounts (including MSIM Advised Vehicles), as applicable, and MSIM may make investment decisions for a MSIM Advised Vehicle that differ from those MSIM would have made if Morgan Stanley, or other parts, of MSIM had provided such information, and the MSIM Advised Vehicle be disadvantaged as a result thereof. Additionally, different portfolio management teams within MSIM may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to MSIM Advised Vehicles.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a MSIM Advised Vehicle or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both MSIM and one or more of MSIM’s investment adviser affiliates. A MSIM Advised Vehicle’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a MSIM Advised Vehicle and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts. In addition, from time to time, MSIM and/or its investment adviser affiliates may advise or manage Affiliated Investment Accounts with substantially similar investment objectives, investment policies and/or investment strategies as those of an MSIM Advised Vehicle. The investment results of an MSIM Advised Vehicle may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, those of any other of these Affiliated Investment Accounts. Further, an MSIM Advised Vehicle and an Affiliated Investment Account with substantially similar investment objectives, investment policies and/or investment strategies may have different fees and expenses (which may be higher or lower than those of the MSIM Advised Vehicle), governance, structures, and/or services provided by MSIM and/or its investment adviser affiliates.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a MSIM Advised Vehicle. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a MSIM Advised Vehicle’s investment objectives. A MSIM Advised Vehicle may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a MSIM Advised Vehicle and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a MSIM Advised Vehicle’s advantage. There can be no assurance that a MSIM Advised Vehicle will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a MSIM Advised Vehicle in the same investment or a MSIM Advised Vehicle’s participation in a transaction with such company.

The decision on behalf of an MSIM Advised Vehicle as to when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the decisions MSIM or its affiliates may take for Affiliated Investment Accounts on the same securities. This could create conflicts of interest, and it is possible that one or more accounts managed by MSIM will achieve investment results that are substantially more or less favorable than those results achieved by a MSIM Advised Vehicle.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the MSIM Advised Vehicle, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each MSIM Advised Vehicle, is assigned an investment team and portfolio manager(s) by MSIM. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a MSIM Advised Vehicle.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another MSIM Advised Vehicle, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a MSIM Advised Vehicle holds an investment. Such investment could create a conflict between the MSIM Advised Vehicle, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a MSIM Advised Vehicle.
In addition, certain investment professionals who are involved in a MSIM Advised Vehicle’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a MSIM Advised Vehicle’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a MSIM Advised Vehicle.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of MSIM and its affiliates, including a MSIM Advised Vehicle, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer’s capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and MSIM may face conflicts with respect to the interests involved. As a result, MSIM and its affiliates, at times, will seek to satisfy their respective fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, MSIM and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by MSIM or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that MSIM may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between MSIM’s clients, including a MSIM Advised Vehicle, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.

In addition, in certain circumstances, MSIM restricts, limits or reduces the amount of the MSIM Advised Vehicle’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the MSIM Advised Vehicle (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a MSIM Advised Vehicle even though such other clients’ investment objectives may be similar to those of the MSIM Advised Vehicle and MSIM may make decisions for a MSIM Advised Vehicle that may be more beneficial to one type of shareholder than another.
MSIM and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. MSIM and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, MSIM invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a MSIM Advised Vehicle. At times, MSIM may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given to, action taken for or the interest of any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a MSIM Advised Vehicle, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, MSIM may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate MSIM based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for MSIM in the allocation of management time, resources and investment opportunities. MSIM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern MSIM’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. MSIM’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between MSIM’s clients, including the MSIM Advised Vehicle, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
From time to time, MSIM or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a MSIM Advised Vehicle potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a MSIM Advised Vehicle previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with MSIM. The Morgan Stanley and affiliate trading desks may compete against MSIM trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts (including potentially an MSIM Advised Vehicle) to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For MSIM and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a MSIM Advised Vehicle’s holdings, although these activities could have an adverse impact on the value of one or more of the MSIM Advised Vehicle’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a MSIM Advised Vehicle. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a MSIM Advised Vehicle, typically to enable the MSIM Advised Vehicle to commence investment operations and/or achieve sufficient scale, as further described below. MSIM and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a MSIM Advised Vehicle and could adversely affect an MSIM Advised Vehicle’s investments.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such,and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a MSIM Advised Vehicle. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a MSIM Advised Vehicle’s interests.
Subject to the limitations of applicable law, a MSIM Advised Vehicle may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a MSIM Advised Vehicle and with respect to investments that a MSIM Advised Vehicle may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given,or may involve an action of a different timing or nature than the action taken, by a MSIM Advised Vehicle. Morgan Stanley may give advice and provide recommendations to persons competing with a MSIM Advised Vehicle and/or any of a MSIM Advised Vehicle’s investments that are contrary to the MSIM Advised Vehicle’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a MSIM Advised Vehicle’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a MSIM Advised Vehicle’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a MSIM Advised Vehicle’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a MSIM Advised Vehicle’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a MSIM Advised Vehicle invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a MSIM Advised Vehicle, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a MSIM Advised Vehicle may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the MSIM Advised Vehicle. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a MSIM Advised Vehicle may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
In addition, in situations where MSIM is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, MSIM may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where MSIM refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or MSIM may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a MSIM Advised Vehicle may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a MSIM Advised Vehicle may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the MSIM Advised Vehicle. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a MSIM Advised Vehicle has an investment may be adverse to MSIM’s or an MSIM Advised Vehicle’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a MSIM Advised Vehicle’s best interests. Due to the restrictions of the 1940 Act, a MSIM Advised Vehicle may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the MSIM Advised Vehicle.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a MSIM Advised Vehicle, its shareholders or the entities in which the MSIM Advised Vehicle invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a MSIM Advised Vehicle.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a MSIM Advised Vehicle’s behalf.

Principal Investments. There may be situations in which a MSIM Advised Vehicle’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a MSIM Advised Vehicle may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a MSIM Advised Vehicle invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and MSIM Advised Vehicles, investment vehicles and accounts (which may or may not include a MSIM Advised Vehicle) that own an interest in such entity will receive a greater relative benefit from the arrangements than MSIM Advised Vehicles, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a MSIM Advised Vehicle or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a MSIM Advised Vehicle invests in certain companies or other entities, other funds affiliated with or advised by MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a MSIM Advised Vehicle has made an investment. Under such circumstances, a MSIM Advised Vehicle and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by an MSIM Advised Vehicle or other fund are different from (or take priority over or are subordinate to) those held by the MSIM Advised Vehicle or such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a MSIM Advised Vehicle.
Investments in Other MSIM Advised Vehicles or Affiliated Investment Accounts. To the extent permitted by applicable law, a MSIM Advised Vehicle may invest in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates. In connection with any such investments, an investing MSIM Advised Vehicle, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by MSIM Advised Vehicle in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or to otherwise provide greater viability for funds. MSIM voluntarily waives advisory fees (or unitary management fees, as applicable) of MSIM Advised Vehicles associated with investments by the MSIM Advised Vehicle in a fund advised by MSIM or its affiliates which will, but will not eliminate, these types of conflicts.
The Affiliated Investment Accounts (including MSIM Advised Vehicles) may, individually or in the aggregate, own a substantial percentage of a MSIM Advised Vehicle. Further, MSIM, its affiliates, or another entity (i.e., a seed investor) may invest in MSIM Advised Vehicles at or near the establishment of such MSIM Advised Vehicles, which may facilitate MSIM Advised Vehicles achieving a specified size or scale. MSIM and/or its affiliates may make payments to an investor that contributes seed capital to a MSIM Advised Vehicle. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of MSIM and/or such affiliates (and not the applicable MSIM Advised Vehicle). Seed investors may contribute all or a majority of the assets in a MSIM Advised Vehicle. There is a risk that such seed investors may redeem their investments in the MSIM Advised Vehicle, particularly after payments from MSIM and/or its affiliates have ceased. Such redemptions could negatively impact a MSIM Advised Vehicle ’s liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to a MSIM Advised Vehicle and one or more other Affiliated Investment Accounts (including in connection with issuers in which a MSIM Advised Vehicle and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. MSIM and its affiliates intend to allocate such common expenses among a MSIM Advised Vehicle and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as MSIM deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates. MSIM and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither MSIM nor any investment sub-adviser will purchase securities on behalf of a MSIM Advised Vehicle from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a MSIM Advised Vehicle from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a MSIM Advised Vehicle uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Valuation of MSIM Advised Vehicles’ Investments. MSIM performs certain valuation services related to securities and other assets held by MSIM Advised Vehicles and performs such services in accordance with its valuation policies. MSIM will face a conflict with respect to valuation of MSIM Advised Vehicles’ investments generally because of the effect of such valuations on MSIM’s fees and other compensation and performance of MSIM Advised Vehicles.
Proxy Voting by MSIM. MSIM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of MSIM Advised Vehicles and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by MSIM in respect of securities held by MSIM Advised Vehicles may benefit the interests of Morgan Stanley and/or accounts other than MSIM Advised Vehicles. Further, MSIM may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Advisers and Delegates. To the extent MSIM to an engages affiliated sub-advisers or delegates for a MSIM Advised Vehicle, MSIM generally expects to compensate the sub-adviser or delegate out of the advisory fee it receives from the MSIM Advised Vehicle, which creates an incentive for MSIM to select affiliated sub-adviser(s) or delegate(s). In addition, a sub-adviser or delegate may have interests and relationships that create actual or potential conflicts of interest related to their management of a MSIM Advised Vehicle assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems. MSIM’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances, MSIM’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, MSIM may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. MSIM will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where MSIM or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974 impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
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Cash Bonus.
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Deferred Compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley
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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Team, product and/or MSIM and its affiliates that are investment advisers performance
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The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

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Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Neuberger Berman Genesis Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brett S. Reiner	Registered Investment Companies	4	$8,341,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$751,000,000	0	N/A
	Other Accounts	679	$3,727,000,000	0	N/A

Robert W. D’Alelio	Registered Investment Companies	4	$8,341,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$751,000,000	0	N/A
	Other Accounts	679	$3,727,000,000	0	N/A

Gregory G. Spiegel	Registered Investment Companies	4	$8,341,000,000	0	N/A
	Other Pooled Investment Vehicles	4	$751,000,000	0	N/A
	Other Accounts	376	$3,446,000,000	0	N/A
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.
Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance if granted, and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.
A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.
Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger organization (“Neuberger”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.
Neuberger maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger. When considering whether to acquire material non- public information, Neuberger will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since Neuberger may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger, including a fund, may purchase or potentially limiting the ability of Neuberger, including a fund, to sell such securities or instruments. Similarly, where Neuberger declines access to (or otherwise does not receive or share within Neuberger) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, Neuberger will endeavor to act fairly to its clients as a whole. Neuberger reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Portfolio Manager Compensation Structure
NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.
The terms of NBIA’s long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. NBIA currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger portfolio.
Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.
Proxy Voting
NBIA has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.
The Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass Lewis to vote proxies in accordance with NBIA voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NBIA proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Neuberger investment professional.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PanAgora Global Diversified Risk Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA	Registered Investment Companies	1	$1,252,509,203	0	N/A
	Other Pooled Investment Vehicles	36	$4,646,032,528	0	N/A
	Other Accounts	7	$1,330,595,589	0	N/A

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jon Beaulieu, CFA	Registered Investment Companies	1	$1,252,509,203	0	N/A
	Other Pooled Investment Vehicles	36	$4,646,032,528	0	N/A
	Other Accounts	1	$2,325,519	0	N/A
Material Conflicts of Interest
The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.
Compensation
All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and have the potential to be rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts. Long-term investment performance is typically assessed based on performance over multiple time periods against competitors or, for certain strategies, against other relevant investment benchmarks. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and also reflect the performance of PanAgora as a firm. Such targets are reviewed each year to adjust for changes in responsibility and market conditions.
In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned, in the aggregate, by PanAgora employees. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Schroders Global Multi-Asset Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Marcus Durell Schroders Global Multi-Asset Portfolio	Registered Investment Companies	2	$12,262,230,000	0	N/A
	Other Pooled Investment Vehicles	22	$4,513,180,000	0	N/A
	Other Accounts	52	$19,532,550,000	1	$344,360,000

Mallory Timmermans, CFA Schroders Global Multi-Asset Portfolio	Registered Investment Companies	2	$12,262,230,000	0	N/A
	Other Pooled Investment Vehicles	21	$4,458,500,000	0	N/A
	Other Accounts	52	$19,532,550,000	1	$344,360,000

Ugo Montrucchio, CFA Schroders Global Multi-Asset Portfolio	Registered Investment Companies	1	$414,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$60,000,000	0	N/A
	Other Accounts	18	$11,981,000,000	5	$6,091,000,000

Material Conflicts of Interest
Whenever a portfolio manager of the Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Portfolio may be seen itself to constitute a conflict with the interest of the Portfolio.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.
Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.
These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
State Street Emerging Markets Enhanced Index Portfolio, State Street Moderately Aggressive ETF Portfolio and State Street Moderate ETF Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Jay Siegrist State Street Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	12	$204,477,480	0	N/A
	Other Pooled Investment Vehicles	30	$4,975,156,486	2	$1,060,626,991
	Other Accounts	18	$10,253,729,209	2	$1,995,733,979

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Adel Daghmouri, State Street Emerging Markets Enhanced Index Portfolio	Registered Investment Companies	12	$204,477,480	0	N/A
	Other Pooled Investment Vehicles	30	$4,975,156,486	2	$1,060,626,991
	Other Accounts	18	$10,253,729,209	2	$1,995,733,979

Jeremiah Holly, CFA, State Street Moderately Aggressive ETF Portfolio, State Street Moderate ETF Portfolio	Registered Investment Companies	23	$27,499,139,086	0	N/A
	Other Pooled Investment Vehicles	223	$363,260,267,533	0	N/A
	Other Accounts	170	$169,358,390,341	3	$313,748,989

Michael Martel, State Street Moderately Aggressive ETF Portfolio, State Street Moderate ETF Portfolio	Registered Investment Companies	23	$27,499,139,086	0	N/A
	Other Pooled Investment Vehicles	223	$363,260,267,533	0	N/A
	Other Accounts	170	$169,358,390,341	3	$313,748,989

*
Assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to accounts of the Systematic Equity Active Team and accounts of the Investment Solutions Group of State Street IM, which is comprised of other advisory affiliates of State Street Corporation, including SSGA FM, the Portfolios’ Sub-adviser.
Material Conflicts of Interest
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another.
SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM’s and the SSGA Trusts’ Code of Ethics.
Compensation
State Street IM’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM’s Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM’s investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees’ interests with State Street IM clients’ and shareholders’ long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•
Promoting employee ownership to connect employees directly to the company’s success.
•
Using rewards to reinforce mission, vision, values and business strategy.
•
Seeking to recognize and preserve the firm’s unique culture and team orientation.
•
Providing all employees the opportunity to share in the success of State Street IM.

TCW Core Fixed Income Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bryan Whalen, CFA	Registered Investment Companies	23	$69,939,956,371	0	N/A
	Other Pooled Investment Vehicles	27	$11,842,689,099	3	$445,914,607
	Other Accounts	184	$63,983,348,491	10	$7,088,773,657

Jerry Cudzil, CFA	Registered Investment Companies	22	$68,551,851,086	0	N/A
	Other Pooled Investment Vehicles	30	$13,361,217,637	10	$4,003,734,769
	Other Accounts	158	$54,264,809,150	5	$3,079,834,971

Ruben Hovhannisyan, CFA	Registered Investment Companies	23	$68,374,654,569	0	N/A
	Other Pooled Investment Vehicles	17	$9,221,282,473	1	$186,697,044
	Other Accounts	139	$43,325,368,007	5	$3,079,834,971

Material Conflicts of Interest
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interests pertaining to new products, regulatory priorities, market events, etc. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees and address other issues generally associated with side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

Compensation
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Bonus and equity incentives generally represent most of the portfolio managers’ compensation.
Salary.  Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses are paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers may receive minimum bonuses.
Equity Incentives.  Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.
T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Large Cap Value Portfolio, T. Rowe Price Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio
Other Accounts Managed
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eric DeVilbiss, T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	0	$0	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	0	$0	0	N/A

John D. Linehan, T. Rowe Price Large Cap Growth Portfolio	Registered Investment Companies	12	$31,259,189,355	0	N/A
	Other Pooled Investment Vehicles	29	$32,270,858,684	0	N/A
	Other Accounts	9	$2,718,754,701	0	N/A

James Stillwagon, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	6	$60,712,889,207	0	N/A
	Other Pooled Investment Vehicles	4	$45,734,405,161	0	N/A
	Other Accounts	3	$585,218,056	0	N/A

Melanie Rizzo, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	0	$0	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	0	$0	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gabriel Solomon, T. Rowe Price Large Cap Value Portfolio	Registered Investment Companies	3	$5,551,613,881	0	N/A
	Other Pooled Investment Vehicles	16	$6,399,246,716	0	N/A
	Other Accounts	4	$2,386,844,606	0	N/A

Donald J. Easley, T. Rowe Price Mid Cap Growth Portfolio	Registered Investment Companies	7	$38,017,748,944	0	N/A
	Other Pooled Investment Vehicles	5	$4,017,559,367	0	N/A
	Other Accounts	5	$868,721,846	0	N/A

Ashley R. Woodruff, T. Rowe Price Mid Cap Growth Portfolio	Registered Investment Companies	7	$38,017,748,944	0	N/A
	Other Pooled Investment Vehicles	6	$12,451,871,647	0	N/A
	Other Accounts	5	$868,721,846	0	N/A

David A. Corris T. Rowe Price Small Cap Growth Portfolio	Registered Investment Companies	7	$15,352,360,093	0	N/A
	Other Pooled Investment Vehicles	6	$5,616,309,724	0	N/A
	Other Accounts	3	$15,383,524	0	N/A

Prashant G. Jeyaganesh T. Rowe Price Small Cap Growth Portfolio	Registered Investment Companies	5	$10,301,335,285	0	N/A
	Other Pooled Investment Vehicles	6	$976,671,112	0	N/A
	Other Accounts	2	$224,478	0	N/A
Material Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and the T. Rowe Price funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard.
Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.

The T. Rowe Price funds generally may not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc., is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the T. Rowe Price funds and other accounts managed by T. Rowe Price may invest in, the securities of the fund’s service providers. In addition, other T. Rowe Price accounts may use the same service providers as the T. Rowe Price funds for the same or different services.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a T. Rowe Price fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.
The same portfolio manager(s) could serve as portfolio manager to one or more T. Rowe Price mutual funds or ETFs. That portfolio manager may determine to have one T. Rowe Price mutual fund or ETF (“Investing Fund”) invest in another T. Rowe Price mutual fund or ETF (“Underlying Fund”) and may have incentives, such as to support an investment strategy or cash flow needs. Moreover, a situation could occur where the best interests of the Investing Fund could be adverse to the best interests of an Underlying Fund or vice versa. For example, conflicts could arise in voting proxies or purchasing or redeeming shares of the Underlying Fund in a manner beneficial to the Investing Fund but potentially detrimental to the Underlying Fund (or vice versa). The T. Rowe Price funds may be either an Investing Fund or Underlying Fund. T. Rowe Price and the portfolio managers have a fiduciary duty to act in the best interests of each T. Rowe Price fund. Under the oversight of the Board and pursuant to applicable policies and procedures, T. Rowe Price will carefully analyze any such situation and take all steps it believes necessary to minimize and, where possible, eliminate potential conflicts. The Investing Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to T. Rowe Price, the T. Rowe Price fund, or applicable policies and procedures. For example, if a portfolio manager comes into possession of material, non-public information about an Investing Fund or Underlying Fund, the portfolio manager could potentially be restricted from transacting in either fund, which may adversely affect the T. Rowe Price fund.
T. Rowe Price, its affiliates, and significant shareholders and any officer, director, shareholder, or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In certain circumstances, a T. Rowe Price employee, officer, or director may serve on the board of a T. Rowe Price fund’s portfolio company. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies in which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial interest or possesses material nonpublic information. Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or to mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients, on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s or its affiliates’ ability to negotiate certain rights or remedies or to take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights; provide advice or engage in other activities; or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation
The compensation structure for the T. Rowe Price funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
VanEck Global Natural Resources Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Samuel Halpert	Registered Investment Companies	4	$469,850,000	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	1	$30,610,000	0	N/A

Geoffrey King	Registered Investment Companies	4	$469,850,000	0	N/A
	Other Pooled Investment Vehicles	0	$0	0	N/A
	Other Accounts	1	$30,610,000	0	N/A

Charles Cameron	Registered Investment Companies	2	$1,008,230,000	0	N/A
	Other Pooled Investment Vehicles	1	$22,860,000	0	N/A
	Other Accounts	1	$32,290,000	0	N/A

Material Conflicts of Interest
VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts (together, “Other Accounts”). Such Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. When VanEck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio’s securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Accounts may be higher than the compensation received by VanEck for sub-advising the Portfolio. VanEck does not believe that its activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across the Portfolio and its Other Accounts. Furthermore, VanEck may recommend the Portfolio purchase securities of issues to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, VanEck has adopted procedures to minimize such conflicts.
Compensation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck and affiliates manage accounts with incentive fees.
The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Portfolio. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Portfolio, the prices of the

Portfolio’s securities may be negatively affected. The compensation that the Portfolio’s portfolio managers receive for managing Other Client accounts may be higher than the compensation the portfolio manager receives for managing the Portfolio. The portfolio managers do not believe that their activities materially disadvantage the Portfolio. VanEck has implemented procedures to monitor trading across funds and its Other Clients.
Victory Sycamore Mid Cap Value Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Gary H. Miller	Registered Investment Companies	9	$23,604,179,398	0	N/A
	Other Pooled Investment Vehicles	7	$1,675,908,659	0	N/A
	Other Accounts	18	$2,248,385,934	0	N/A

Gregory M. Conners	Registered Investment Companies	9	$23,604,179,398	0	N/A
	Other Pooled Investment Vehicles	7	$1,675,908,659	0	N/A
	Other Accounts	18	$2,248,385,934	0	N/A

James M. Albers	Registered Investment Companies	9	$23,604,179,398	0	N/A
	Other Pooled Investment Vehicles	7	$1,675,908,659	0	N/A
	Other Accounts	18	$2,248,385,934	0	N/A

Michael F. Rodarte	Registered Investment Companies	9	$23,604,179,398	0	N/A
	Other Pooled Investment Vehicles	7	$1,675,908,659	0	N/A
	Other Accounts	18	$2,248,385,934	0	N/A
Material Conflicts of Interest
Victory Capital’s portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.
Compensation
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including Sycamore Capital) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three- and- five- year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Western Asset Management Government Income Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio
Other Accounts Managed
Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark Lindbloom, Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Registered Investment Companies	10	$6,574,984,462	0	N/A
	Other Pooled Investment Vehicles	12	$2,778,499,373	0	N/A
	Other Accounts	54	$20,312,280,009	0	N/A

Frederick Marki, Government Income Portfolio, U.S. Government Portfolio	Registered Investment Companies	10	$7,281,482,334	0	N/A
	Other Pooled Investment Vehicles	8	$1,238,234,336	0	N/A
	Other Accounts	45	$18,243,265,821	0	N/A

Michael Buchanan, Government Income Portfolio, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio	Registered Investment Companies	59	$79,974,640,319	0	N/A
	Other Pooled Investment Vehicles	189	$47,166,784,035	16	$3,013,624,437
	Other Accounts	273	$79,611,864,751	11	$6,197,429,098

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Nicholas Mastroianni, Government Income Portfolio, U.S. Government Portfolio	Registered Investment Companies	4	$820,025,530	0	N/A
	Other Pooled Investment Vehicles	3	$493,859,924	0	N/A
	Other Accounts	32	$13,826,046,675	0	N/A

Annabel Rudebeck, Strategic Bond Opportunities Portfolio	Registered Investment Companies	4	$1,640,320,004	0	N/A
	Other Pooled Investment Vehicles	10	$2,600,589,005	0	N/A
	Other Accounts	17	$6,563,568,719	0	N/A

Rafael Zielonka, Strategic Bond Opportunities Portfolio	Registered Investment Companies	4	$2,397,542,392	0	N/A
	Other Pooled Investment Vehicles	6	$1,613,649,580	0	N/A
	Other Accounts	4	$691,869,507	0	N/A
Note: Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
Material Conflicts of Interest
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation
At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the Firm as a whole.
Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.
For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three-and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

BHF-37188

BRIGHTHOUSE FUNDS TRUST I
PART C
OTHER INFORMATION
Item 28. Exhibits
Exhibit No.	Description of Exhibits
(a)(1)	Amended and Restated Agreement and Declaration of Trust.[29]
(a)(1)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[38]
(a)(1)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[46]
(a)(1)(iii)	Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust.[49]
(a)(2)	Certificate of Trust.[1]
(a)(2)(i)	Certificate of Amendment to Certificate of Trust.[38]
(b)	Amended and Restated By-Laws.[46]
(c)	None other than Exhibit (a)(1).
(d)(1)	Management Agreement between Brighthouse Funds Trust I (the “Registrant”) and Brighthouse Investment Advisers, LLC relating to non-fund-of-funds Portfolios.[39]
(d)(1)(i)
Amendment No. 1 to Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC
relating to non-fund-of-funds Portfolios with respect to Victory Sycamore Mid Cap Value Portfolio.[40]

(d)(1)(ii)
Amendment No. 2 to Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC
relating to non-fund-of-funds Portfolios with respect to AB International Bond Portfolio and State Street Emerging
Markets Enhanced Index Portfolio (formerly, SSGA Emerging Markets Enhanced Index Portfolio).[41]

(d)(2)	Management Agreement between the Registrant and Brighthouse Investment Advisers, LLC relating to fund-of-funds Portfolios.[39]
(d)(3)	Investment Subadvisory Agreement between AllianceBernstein L.P. and Brighthouse Investment Advisers, LLC with respect to AB Global Dynamic Allocation Portfolio.[43]
(d)(3)(i)
Investment Advisory Agreement between AllianceBernstein L.P. and AB Global Dynamic Allocation Portfolio, Ltd.
(formerly, AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.), a wholly-owned subsidiary of AB Global
Dynamic Allocation Portfolio.[43]

(d)(5)	Investment Subadvisory Agreement between BlackRock Financial Management, Inc. and Brighthouse Investment Advisers, LLC with respect to BlackRock Global Tactical Strategies Portfolio.[39]
(d)(5)(i)
Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock Global Tactical
Strategies Portfolio, Ltd., a wholly-owned subsidiary of BlackRock Global Tactical Strategies Portfolio.[39]

(d)(5)(ii)	Amendment No. 1 to Investment Advisory Agreement with respect to BlackRock Global Tactical Strategies Portfolio.[39]
(d)(5)(iii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to BlackRock Global Tactical Strategies Portfolio.[44]
(d)(5)(iv)	Amendment No. 3 to Investment Subadvisory Agreement with respect to BlackRock Global Tactical Strategies Portfolio.[49]
(d)(6)	Investment Advisory Agreement between BlackRock Financial Management, Inc. and Brighthouse Investment Advisers, LLC, with respect to BlackRock High Yield Portfolio.[39]
(d)(6)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to BlackRock High Yield Portfolio.[43]
(d)(6)(ii)	Amendment No. 2 to the Investment Advisory Agreement with respect to BlackRock High Yield Portfolio.[50]
(d)(7)	Sub-Subadvisory Agreement among BlackRock Financial Management, Inc., BlackRock International Limited and Brighthouse Investment Advisers, LLC with respect to BlackRock High Yield Portfolio.[50]
(d)(7)(i)	Side Letter to Sub-Subadvisory Agreement with respect to BlackRock High Yield Portfolio.[50]
(d)(8)	Investment Subadvisory Agreement between Artisan Partners Limited Partnership and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Artisan International Portfolio.[39]

(d)(8)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse/Artisan International Portfolio.[43]
(d)(9)	Investment Advisory Agreement between Eaton Vance Management and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Eaton Vance Floating Rate Portfolio.[44]
(d)(9)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Brighthouse/Eaton Vance Floating Rate Portfolio. (Filed herewith.)
(d)(10)	Investment Subadvisory Agreement between Franklin Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[39]
(d)(10)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[39]
(d)(10)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to Brighthouse/Franklin Low Duration Total Return Portfolio.[44]
(d)(11)	Investment Advisory Agreement between Franklin Advisers, Inc. and Brighthouse Investment Advisers, LLC, with respect to Brighthouse/Templeton International Bond Portfolio.[39]
(d)(11)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Brighthouse/Templeton International Bond Portfolio.[50]
(d)(12)	Investment Subadvisory Agreement between Wellington Management Company LLP and Brighthouse Investment Advisers, LLC with respect to Brighthouse/Wellington Large Cap Research Portfolio.[39]
(d)(13)	Investment Subadvisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC with respect to Brighthouse Balanced Plus Portfolio.[39]
(d)(14)	Investment Subadvisory Agreement between Allspring Global Investments, LLC and Brighthouse Investment Advisers, LLC with respect to Brighthouse Small Cap Value Portfolio.[47]
(d)(14)(i)	Amendment No. 1 to the Investment Subadvisory Agreement with respect to Brighthouse Small Cap Value Portfolio.[50]
(d)(15)	Investment Advisory Agreement between CBRE Clarion Securities LLC and Brighthouse Investment Advisers, LLC, with respect to Clarion Global Real Estate Portfolio.[39]
(d)(15)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Clarion Global Real Estate Portfolio.[41]
(d)(15)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Clarion Global Real Estate Portfolio.[43]
(d)(16)
Investment Subadvisory Agreement between Loomis, Sayles & Company, L.P. and Brighthouse Investment Advisers,
LLC, with respect to Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio).[42]

(d)(16)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Loomis Sayles Growth Portfolio.[49]
(d)(17)	Investment Subadvisory Agreement between Western Asset Management Company, LLC and Brighthouse Investment Advisers, LLC, with respect to Western Asset Management Government Income Portfolio.[44]
(d)(18)	Investment Advisory Agreement between Harris Associates L.P. and Brighthouse Investment Advisers, LLC, with respect to Harris Oakmark International Portfolio.[39]
(d)(18)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[43]
(d)(18)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[44]
(d)(18)(iii)	Amendment No. 3 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[47]
(d)(18)(iv)	Amendment No. 4 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio.[48]
(d)(19)	Investment Subadvisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Balanced-Risk Allocation Portfolio.[39]
(d)(19)(i)	Investment Advisory Agreement between Invesco Advisers, Inc. and Invesco Balanced-Risk Allocation Portfolio, Ltd., a wholly-owned subsidiary of Invesco Balanced-Risk Allocation Portfolio.[39]
(d)(19)(ii)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Invesco Balanced-Risk Allocation Portfolio.[47]
(d)(20)	Investment Advisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Comstock Portfolio.[39]
(d)(20)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Invesco Comstock Portfolio.[47]

(d)(20)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Invesco Comstock Portfolio.[48]
(d)(21)	Investment Advisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC, with respect to Invesco Small Cap Growth Portfolio.[39]
(d)(21)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio.[43]
(d)(21)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio.[47]
(d)(21)(iii)	Amendment No. 3 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio. (Filed herewith.)
(d)(22)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Core Bond Portfolio.[39]
(d)(22)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to JPMorgan Core Bond Portfolio.[39]
(d)(23)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Global Active Allocation Portfolio.[39]
(d)(23)(i)
Investment Advisory Agreement between J.P. Morgan Investment Management Inc. and JPMorgan Global Active
Allocation Portfolio, Ltd., a wholly-owned subsidiary of JPMorgan Global Active Allocation Portfolio.[39]

(d)(23)(ii)	Amendment No. 1 to Investment Subadvisory Agreement with respect to JPMorgan Global Active Allocation Portfolio.[39]
(d)(24)	Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and Brighthouse Investment Advisers, LLC with respect to JPMorgan Small Cap Value Portfolio.[39]
(d)(25)
Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and Brighthouse Investment Advisers, LLC,
with respect to Loomis Sayles Global Allocation Portfolio (formerly, Loomis Sayles Global Markets Portfolio).[39]

(d)(25)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Loomis Sayles Global Allocation Portfolio (formerly, Loomis Sayles Global Markets Portfolio).[41]
(d)(25)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to Loomis Sayles Global Allocation Portfolio.[43]
(d)(26)
Investment Subadvisory Agreement between MetLife Investment Management, LLC (formerly, MetLife Investment
Advisors, LLC) and Brighthouse Investment Advisers, LLC with respect to MetLife Multi-Index Targeted Risk
Portfolio.[39]

(d)(26)(i)	Amendment No. 1 to the Investment Subadvisory Agreement with respect to MetLife Multi-Index Targeted Risk Portfolio.[50]
(d)(27)	Investment Advisory Agreement between Massachusetts Financial Services Company and Brighthouse Investment Advisers, LLC, with respect to MFS® Research International Portfolio.[39]
(d)(27)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to MFS® Research International Portfolio.[39]
(d)(27)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to MFS® Research International Portfolio. (Filed herewith.)
(d)(28)
Investment Advisory Agreement between Morgan Stanley Investment Management Inc. and Brighthouse Investment
Advisers, LLC, with respect to Morgan Stanley Discovery Portfolio (formerly, Morgan Stanley Mid Cap Growth
Portfolio).[39]

(d)(29)	Investment Subadvisory Agreement between Invesco Advisers, Inc. and Brighthouse Investment Advisers, LLC with respect to Invesco Global Equity Portfolio.[43]
(d)(29)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Invesco Global Equity Portfolio.[47]
(d)(29)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to Invesco Global Equity Portfolio.[47]
(d)(30)	Investment Subadvisory Agreement between PanAgora Asset Management, Inc. and Brighthouse Investment Advisers, LLC with respect to PanAgora Global Diversified Risk Portfolio.[46]
(d)(30)(i)	Investment Advisory Agreement between PanAgora Asset Management, Inc. and PanAgora Global Diversified Risk Portfolio, Ltd., a wholly-owned subsidiary of PanAgora Global Diversified Risk Portfolio.[46]
(d)(31)	Investment Advisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC, with respect to PIMCO Inflation Protected Bond Portfolio.[39]

(d)(31)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio. (Filed herewith.)
(d)(32)	Investment Advisory Agreement between Pacific Investment Management Company LLC and Brighthouse Investment Advisers, LLC, with respect to PIMCO Total Return Portfolio.[39]
(d)(32)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio.[49]
(d)(32)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio. (Filed herewith.)
(d)(33)	Investment Subadvisory Agreement between Schroder Investment Management North America Inc. and Brighthouse Investment Advisers, LLC with respect to Schroders Global Multi-Asset Portfolio.[39]
(d)(33)(i)
Investment Advisory Agreement between Schroder Investment Management North America Inc. and Schroders Global
Multi-Asset Portfolio, Ltd., a wholly-owned subsidiary of Schroders Global Multi-Asset Portfolio.[39]

(d)(33)(ii)	Amendment No. 1 to Investment Subadvisory Agreement with respect to Schroders Global Multi-Asset Portfolio.[43]
(d)(33)(iii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to Schroders Global Multi-Asset Portfolio.[49]
(d)(34)
Amended and Restated Sub-Subadvisory Agreement among Brighthouse Investment Advisers, LLC, Schroder
Investment Management North America Inc. and Schroder Investment Management North America Limited with respect to Schroders Global Multi-Asset Portfolio.[50]

(d)(35)
Investment Advisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers, LLC,
with respect to State Street Moderate ETF Portfolio (formerly, SSGA Growth and Income ETF Portfolio).[39]

(d)(36)
Investment Advisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers, LLC,
with respect to State Street Moderately Aggressive ETF Portfolio (formerly, SSGA Growth ETF Portfolio).[39]

(d)(37)	Investment Subadvisory Agreement between TCW Investment Management Company and Brighthouse Investment Advisers, LLC with respect to TCW Core Fixed Income Portfolio.[39]
(d)(38)	Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and Brighthouse Investment Advisers, LLC with respect to T. Rowe Price Large Cap Value Portfolio.[39]
(d)(38)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to T. Rowe Price Large Cap Value Portfolio.[43]
(d)(38)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to T. Rowe Price Large Cap Value Portfolio.[44]
(d)(39)	Investment Advisory Agreement between T. Rowe Price Associates, Inc. and Brighthouse Investment Advisers, LLC, with respect to T. Rowe Price Mid Cap Growth Portfolio.[39]
(d)(39)(i)	Amendment No. 1 to Investment Subadvisory Agreement with respect to T. Rowe Price Mid Cap Growth Portfolio.[47]
(d)(39)(ii)	Amendment No. 2 to Investment Subadvisory Agreement with respect to T. Rowe Price Mid Cap Growth Portfolio.[47]
(d)(39)(iii)	Amendment No. 3 to Investment Advisory Agreement with respect to T. Rowe Price Mid Cap Growth Portfolio.[50]
(d)(40)
Sub-Subadvisory Agreement between T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc. and
Brighthouse Investment Advisers, LLC, with respect to T. Rowe Price Mid Cap Growth Portfolio.[47]

(d)(41)	Investment Subadvisory Agreement between Victory Capital Management Inc. and Brighthouse Investment Advisers, LLC, with respect to Victory Sycamore Mid Cap Value Portfolio.[38]
(d)(42)	Investment Subadvisory Agreement between Allspring Global Investments, LLC and Brighthouse Investment Advisers, LLC, with respect to Allspring Mid Cap Value Portfolio.[47]
(d)(43)	Investment Subadvisory Agreement between AllianceBernstein L.P. and Brighthouse Investment Advisers, LLC with respect to AB International Bond Portfolio.[43]
(d)(43)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to AB International Bond Portfolio.[44]
(d)(44)
Investment Subadvisory Agreement between SSGA Funds Management, Inc. and Brighthouse Investment Advisers,
LLC with respect to State Street Emerging Markets Enhanced Index Portfolio (formerly, SSGA Emerging Markets
Enhanced Index Portfolio).[41]

(d)(44)(i)	Amendment No. 1 to the Investment Subadvisory Agreement with respect to State Street Emerging Markets Enhanced Index Portfolio (formerly, SSGA Emerging Markets Enhanced Index Portfolio).[50]
(e)	Distribution Agreement.[38]
(f)(1)	Form of Amended Deferred Fee Agreement.[29]

(f)(1)(i)	List of participants in Deferred Fee Agreement.[33]
(g)(1)
Amended and Restated Master Custodian Agreement among State Street Bank and Trust Company, the Registrant
(formerly known as Met Investors Series Trust) and Brighthouse Funds Trust II (formerly known as Metropolitan
Series Fund).[28]

(g)(1)(i)	Amendment to Amended and Restated Master Custodian Agreement.[37]
(g)(1)(ii)	Amendment to Amended and Restated Master Custodian Agreement.[50]
(h)(1)	Reserved.
(h)(2)
Amended and Restated Master Administration Agreement among State Street Bank and Trust Company, the Registrant
(formerly known as Met Investors Series Trust) and Brighthouse Funds Trust II (formerly known as Metropolitan
Series Fund).[28]

(h)(2)(i)	Amendment to Amended and Restated Master Administration Agreement.[37]
(h)(2)(ii)	Amendment No. 2 to Amended and Restated Master Administration Agreement.[39]
(h)(2)(iii)	Amendment No. 3 to Amended and Restated Master Administration Agreement.[49]
(h)(2)(iv)	Amendment to Amended and Restated Master Administration Agreement.[50]
(h)(3)	Amended and Restated Expense Limitation Agreement between the Registrant and Met Investors Advisory Corp., a predecessor of Brighthouse Investment Advisers, LLC.[18]
(h)(3)(i)	Amendment No. 1 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(ii)	Amendment No. 2 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(iii)	Amendment No. 3 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(iv)	Amendment No. 4 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(v)	Amendment No. 5 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(vi)	Amendment No. 6 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(vii)	Amendment No. 7 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(viii)	Amendment No. 8 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(ix)	Amendment No. 9 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(x)	Amendment No. 10 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xi)	Amendment No. 11 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xii)	Amendment No. 12 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xiii)	Amendment No. 13 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xiv)	Amendment No. 14 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xv)	Amendment No. 15 to Amended and Restated Expense Limitation Agreement.[18]
(h)(3)(xvi)	Amendment No. 16 to Amended and Restated Expense Limitation Agreement.[20]
(h)(3)(xvii)	Amendment No. 17 to Amended and Restated Expense Limitation Agreement.[22]
(h)(3)(xviii)	Amendment No. 18 to Amended and Restated Expense Limitation Agreement.[26]
(h)(3)(xix)	Amendment No. 19 to Amended and Restated Expense Limitation Agreement.[26]
(h)(3)(xx)	Amendment No. 20 to Amended and Restated Expense Limitation Agreement.[29]
(h)(3)(xxi)	Amendment No. 21 to Amended and Restated Expense Limitation Agreement.[27]
(h)(3)(xxii)	Amendment No. 22 to Amended and Restated Expense Limitation Agreement.[29]
(h)(3)(xxiii)	Amendment No. 23 to Amended and Restated Expense Limitation Agreement.[33]
(h)(3)(xxiv)	Amendment No. 24 to Amended and Restated Expense Limitation Agreement.[33]
(h)(3)(xxv)	Amendment No. 25 to Amended and Restated Expense Limitation Agreement.[35]
(h)(3)(xxvi)	Amendment No. 26 to Amended and Restated Expense Limitation Agreement.[36]

(h)(3)(xxvii)	Amendment No. 27 to Amended and Restated Expense Limitation Agreement.[37]
(h)(4)	Joint Management Fee Waiver Agreement among the Registrant, Brighthouse Funds Trust II and Brighthouse Investment Advisers, LLC, dated May 1, 2026. (Filed herewith.)
(h)(5)(i)	Participation Agreement with respect to American Funds Insurance Series.[18]
(h)(5)(ii)	Participation Agreement with respect to American Funds Insurance Series.[18]
(h)(5)(iii)	Participation Agreement with respect to American Funds Insurance Series.[18]
(h)(6)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Life Insurance Company.[37]
(h)(6)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Life Insurance Company.[44]
(h)(7)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and New England Life Insurance Company.[37]
(h)(7)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and New England Life Insurance Company.[44]
(h)(8)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company.[37]
(h)(8)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company.[44]
(h)(9)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company of NY.[37]
(h)(9)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Brighthouse Life Insurance Company of NY.[44]
(h)(10)	Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Tower Life Insurance Company.[37]
(h)(10)(i)	Amendment to Participation Agreement among the Registrant, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC, and Metropolitan Tower Life Insurance Company.[44]
(h)(11)	Form of Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[38]
(h)(11)(i)	Direct Deliver Addendum to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[40]
(h)(11)(ii)	Amendment to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[43]
(h)(11)(iii)	Amendment to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A.[44]
(h)(11)(iv)	Amendment to Non-Custodial Securities Lending Agreement between the Registrant and JPMorgan Chase Bank, N.A. (Confidential portions of this exhibit have been redacted).[50]
(h)(12)	Commission Recapture Agreement between the Registrant, on behalf of each Portfolio, and Capital Institutional Services, Inc.[38]
(h)(13)
Management Fee Waiver Agreement between Brighthouse Investment Advisers, LLC and the Registrant, on behalf of
JPMorgan Global Active Allocation Portfolio, JPMorgan Core Bond Portfolio and JPMorgan Small Cap Value
Portfolio.[39]

(h)(14)	Transfer Agency Agreement among the Registrant, Brighthouse Funds Trust II, and Brighthouse Life Insurance Company.[40]
(h)(15)
Fund of Funds Investment Agreement by and among the Registrant, American Funds Insurance Series, each trust identified on Attachment B under the heading “Retail Funds” and Capital Research and Management Company.[47]

(h)(16)
Fund of Funds Investment Agreement by and between the Registrant, BlackRock ETF Trust, BlackRock ETF Trust II,
iShares Trust, iShares, Inc., iShares U.S. ETF Trust and BlackRock Financial Management, Inc.[47]

(h)(17)
Fund of Funds Investment Agreement among the Registrant, Invesco Exchange-Traded Trust, Invesco
Exchange-Traded Trust II, Invesco India Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Trust,
Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust.[47]

(h)(18)	Fund of Funds Investment Agreement between the Registrant and The Select Sector SPDR Trust.[47]
(h)(19)	Fund of Funds Investment Agreement between the Registrant, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[47]
(h)(20)	Fund of Funds Investment Agreement between the Registrant, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[47]
(h)(21)	Fund of Funds Investment Agreement between the Registrant and VanEck ETF Trust.[47]
(h)(22)	Fund of Funds Investment Agreement between the Registrant, Vanguard Bond Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds and Vanguard Specialized Funds.[47]
(h)(23)	Fund of Funds Investment Agreement between the Registrant and WisdomTree Trust.[47]
(h)(24)	Fund of Funds Investment Agreement between the Registrant and Schwab Strategic Trust.[49]
(h)(25)	Fund of Funds Investment Agreement between Loomis Sayles Growth Portfolio and Natixis Loomis Sayles Focused Growth ETF. (Filed herewith.)
(i)(1)	Opinion and Consent of Sullivan & Worcester LLP dated October 23, 2000.[1]
(i)(2)	Opinion and Consent of Sullivan & Worcester LLP dated December 29, 2000.[2]
(i)(3)	Opinion and Consent of Sullivan & Worcester LLP dated July 23, 2001.[3]
(i)(4)	Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2002.[4]
(i)(5)	Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2003.[5]
(i)(6)	Opinion and Consent of Sullivan & Worcester LLP dated August 28, 2003.[6]
(i)(7)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2004.[7]
(i)(8)	Opinion and Consent of Sullivan & Worcester LLP dated August 19, 2004.[8]
(i)(9)	Opinion and Consent of Sullivan & Worcester LLP dated February 16, 2005.[9]
(i)(10)	Opinion and Consent of Sullivan & Worcester LLP dated June 24, 2005.[10]
(i)(11)	Opinion and Consent of Sullivan & Worcester LLP dated August 12, 2005.[11]
(i)(12)	Opinion and Consent of Sullivan & Worcester LLP dated October 28, 2005.[12]
(i)(13)	Opinion and Consent of Sullivan & Worcester LLP dated January 31, 2006.[13]
(i)(14)	Opinion and Consent of Sullivan & Worcester LLP dated August 15, 2006.[14]
(i)(15)	Opinion and Consent of Sullivan & Worcester LLP dated August 16, 2007.[15]
(i)(16)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2008.[16]
(i)(17)	Opinion and Consent of Sullivan & Worcester LLP dated February 2, 2009.[17]
(i)(18)	Opinion and Consent of Sullivan & Worcester LLP dated February 9, 2010.[19]
(i)(19)	Opinion and Consent of Sullivan & Worcester LLP dated February 15, 2011.[21]
(i)(20)	Opinion and Consent of Sullivan & Worcester LLP dated February 2, 2012.[23]
(i)(21)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to Invesco Balanced-Risk Allocation Portfolio.[25]
(i)(22)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to JPMorgan Global Active Allocation Portfolio.[25]
(i)(23)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to Schroders Global Multi-Asset Portfolio.[25]
(i)(24)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 17, 2012 with respect to AB Global Dynamic Allocation Portfolio.[26]

(i)(25)	Opinion and Consent of Sullivan &Worcester LLP dated August 16, 2012 with respect to MetLife Multi-Index Targeted Risk Portfolio.[24]
(i)(26)	Tax Opinion and Consent of Sullivan &Worcester LLP dated April 29, 2013 with respect to BlackRock Global Tactical Strategies Portfolio.[29]
(i)(27)	Opinion and Consent of Sullivan & Worcester LLP dated January 22, 2014 with respect to PanAgora Global Diversified Risk Portfolio.[30]
(i)(28)	Tax Opinion and Consent of Sullivan & Worcester LLP dated April 7, 2014 with respect to PanAgora Global Diversified Risk Portfolio.[32]
(i)(29)	Opinion and Consent of Sullivan & Worcester LLP dated February 11, 2014 with respect to Met/Artisan International Portfolio (currently known as Brighthouse/Artisan International Portfolio).[31]
(i)(30)	Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2015 with respect to TCW Core Fixed Income Portfolio.[34]
(i)(31)	Opinion and Consent of Ropes & Gray LLP with respect to AB International Bond Portfolio.[41]
(i)(32)	Opinion and Consent of Ropes & Gray LLP with respect to SSGA Emerging Markets Enhanced Index Portfolio (currently known as State Street Emerging Markets Enhanced Index Portfolio).[41]
(j)	Consent of Deloitte & Touche LLP. (Filed herewith.)
(k)	Not Applicable.
(l)	Not Applicable.
(m)(1)	Distribution and Services Plan Pursuant to Rule 12b-1.[37]
(m)(2)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company.[38]
(m)(3)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Brighthouse Life Insurance Company of NY.[38]
(m)(4)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Tower Life Insurance Company.[38]
(m)(5)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and New England Life Insurance Company.[38]
(m)(6)	Form of Rule 12b-1 Plan Payments Agreement between Brighthouse Securities, LLC and Metropolitan Life Insurance Company.[38]
(n)	Plan Pursuant to Rule 18f-3.[18]
(o)	Not applicable.
(p)(1)	Code of Ethics of the Registrant, Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.[50]
(p)(2)	Code of Ethics of MFS Investment Management. (Filed herewith.)
(p)(3)	Code of Ethics of Pacific Investment Management Company LLC. (Filed herewith.)
(p)(4)	Code of Ethics of Invesco Advisers, Inc. (Filed herewith.)
(p)(5)	Code of Ethics of T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management, Inc.[47]
(p)(6)	Code of Ethics of Harris Associates L.P. (Filed herewith.)
(p)(7)	Code of Ethics of Loomis, Sayles & Co., L.P. (Filed herewith.)
(p)(8)	Code of Ethics of BlackRock Financial Management, Inc., and BlackRock International Limited. (Filed herewith.)
(p)(9)	Code of Ethics of CBRE Investment Management Listed Real Assets LLC.[47]
(p)(10)	Code of Ethics of SSGA Funds Management, Inc.[50]
(p)(11)	Code of Ethics of Eaton Vance Management.[49]
(p)(12)	Code of Ethics of AllianceBernstein L.P.[48]

(p)(13)	Code of Ethics of Schroder Investment Management North America Inc and Schroder Investment Management North America Limited.[50]
(p)(14)	Code of Ethics of MetLife Investment Management, LLC. (Filed herewith.)
(p)(15)	Code of Ethics of Franklin Advisers, Inc. and Western Asset Management Company, LLC. (Filed herewith.)
(p)(16)	Code of Ethics of PanAgora Asset Management, Inc. (Filed herewith.)
(p)(17)	Code of Ethics of Artisan Partners Limited Partnership.[49]
(p)(18)	Code of Ethics of Wellington Management Company LLP.[49]
(p)(19)	Code of Ethics of Allspring Global Investments, LLC. (Filed herewith.)
(p)(20)	Code of Ethics of TCW Investment Management Company.[50]
(p)(21)	Code of Ethics applicable to the Growth Fund (Master Fund of the American Funds® Growth Portfolio). (Filed herewith.)
(p)(22)	Code of Ethics of J.P. Morgan Investment Management Inc.[49]
(p)(23)	Code of Ethics of Morgan Stanley Investment Management Inc.[49]
(p)(24)	Code of Ethics of Victory Capital Management Inc. (Filed herewith.)
(q)	Powers of Attorney for all Trustees.[38]
(101)	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the inline XBRL document.

1.
Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, File Nos. 333-48456 and 811-10183 (the
“Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2000, and hereby incorporated by reference.

2.	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement filed with the SEC on January 5, 2001, and hereby incorporated by reference.
3.	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement filed with the SEC on July 23, 2001, and hereby incorporated by reference.
4.	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement filed with the SEC on February 14, 2002, and hereby incorporated by reference.
5.	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement filed with the SEC on February 14, 2003, and hereby incorporated by reference.
6.	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement filed with the SEC on August 28, 2003, and hereby incorporated by reference.
7.	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on February 13, 2004, and hereby incorporated by reference.
8.	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on August 20, 2004, and hereby incorporated by reference.
9.	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on February 16, 2005, and hereby incorporated by reference.
10.	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on June 24, 2005, and hereby incorporated by reference.
11.	Filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on August 12, 2005, and hereby incorporated by reference.
12.	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement filed with the SEC on October 28, 2005, and hereby incorporated by reference.
13.	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on February 1, 2006, and hereby incorporated by reference.
14.	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement filed with the SEC on August 16, 2006, and hereby incorporated by reference.
15.	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement filed with the SEC on November 1, 2006, and hereby incorporated by reference.
16.	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement filed with the SEC on February 13, 2008, and hereby incorporated by reference.

17.	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement filed with the SEC on February 3, 2009, and hereby incorporated by reference.
18.	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on May 1, 2009, and hereby incorporated by reference.
19.	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement filed with the SEC on February 9, 2010, and hereby incorporated by reference.
20.	Filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement filed with the SEC on April 30, 2010, and hereby incorporated by reference.
21.	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement filed with the SEC on February 15, 2011, and hereby incorporated by reference.
22.	Filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on April 29, 2011, and hereby incorporated by reference.
23.	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement filed with the SEC on February 2, 2012, and hereby incorporated by reference.
24.	Filed as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement filed with the SEC on April 16, 2012, and hereby incorporated by reference.
25.	Filed as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement filed with the SEC on April 18, 2012, and hereby incorporated by reference.
26.	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement filed with the SEC on April 27, 2012, and hereby incorporated by reference.
27.	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement filed with the SEC on April 17, 2013, and hereby incorporated by reference.
28.	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement filed with the SEC on April 25, 2013, and hereby incorporated by reference.
29.	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement filed with the SEC on April 29, 2013, and hereby incorporated by reference.
30.	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement filed with the SEC on January 23, 2014, and hereby incorporated by reference.
31.	Filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement filed with the SEC on February 12, 2014, and hereby incorporated by reference.
32.	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement filed with the SEC on April 8, 2014, and hereby incorporated by reference.
33.	Filed as an exhibit to Post-Effective Amendment No. 68 to the Registration Statement filed with the SEC on April 24, 2014, and hereby incorporated by reference.
34.	Filed as an exhibit to Post-Effective Amendment No. 71 to the Registration Statement filed with the SEC on February 13, 2015, and hereby incorporated by reference.
35.	Filed as an exhibit to Post-Effective Amendment No. 75 to the Registration Statement filed with the SEC on April 29, 2015, and hereby incorporated by reference.
36.	Filed as an exhibit to Post-Effective Amendment No. 79 to the Registration Statement filed with the SEC on April 27, 2016, and hereby incorporated by reference.
37.	Filed as an exhibit to Post-Effective Amendment No. 81 to the Registration Statement filed with the SEC on April 27, 2017, and hereby incorporated by reference.
38.	Filed as an exhibit to Post-Effective Amendment No. 83 to the Registration Statement filed with the SEC on February 6, 2018, and hereby incorporated by reference.
39.	Filed as an exhibit to Post-Effective Amendment No. 85 to the Registration Statement filed with the SEC on April 26, 2018, and hereby incorporated by reference.
40.	Filed as an exhibit to Post-Effective Amendment No. 87 to the Registration Statement filed with the SEC on January 18, 2019, and hereby incorporated by reference.
41.	Filed as an exhibit to Post-Effective Amendment No. 90 to the Registration Statement filed with the SEC on April 26, 2019, and hereby incorporated by reference.
42.	Filed as an exhibit to Post-Effective Amendment No. 92 to the Registration Statement filed with the SEC on February 7, 2020, and hereby incorporated by reference.
43.	Filed as an exhibit to Post-Effective Amendment No. 94 to the Registration Statement filed with the SEC on April 28, 2020, and hereby incorporated by reference.
44.	Filed as an exhibit to Post-Effective Amendment No. 96 to the Registration Statement filed with the SEC on April 16, 2021, and hereby incorporated by reference.

45.	Filed as an exhibit to Post-Effective Amendment No. 97 to the Registration Statement filed with the SEC on April 29, 2021, and hereby incorporated by reference.
46.	Filed as an exhibit to Post-Effective Amendment No. 98 to the Registration Statement filed with the SEC on February 8, 2022, and hereby incorporated by reference.
47.	Filed as an exhibit to Post-Effective Amendment No. 100 to the Registration Statement filed with the SEC on April 19, 2022, and hereby incorporated by reference.
48.	Filed as an exhibit to Post-Effective Amendment No. 103 to the Registration Statement filed with the SEC on April 27, 2023, and hereby incorporated by reference.
49.	Filed as an exhibit to Post-Effective Amendment No. 104 to the Registration Statement filed with the SEC on April 25, 2024, and hereby incorporated by reference.
50.	Filed as an exhibit to Post-Effective Amendment No. 105 to the Registration Statement filed with the SEC on April 25, 2025, and hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
The separate accounts of Brighthouse Life Insurance Company of NY, Brighthouse Life Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company and New England Life Insurance Company (each, an “Insurance Company” and, collectively, the “Insurance Companies”) together own of record 100% of the Registrant’s outstanding shares. Because the Insurance Companies through their separate accounts own 100% of the outstanding shares of the Registrant, they may be deemed to be in control (as that term is defined in the Investment Company Act of 1940) of the Registrant. Each Insurance Company is a direct or indirect, wholly-owned subsidiary of MetLife, Inc. or Brighthouse Financial, Inc. As a result, each of MetLife, Inc. and Brighthouse Financial, Inc. may be deemed to be a control person of the Registrant.
MetLife, Inc.
−Metropolitan Life Insurance Company (NY)*
−Metropolitan Tower Life Insurance Company (NE)*
Brighthouse Financial, Inc.
−Brighthouse Holdings, LLC**
=Brighthouse Life Insurance Company (DE) (wholly-owned subsidiary of Brighthouse Holdings, LLC)***
≡Brighthouse Life Insurance Company of NY (NY) (wholly-owned subsidiary of Brighthouse Life Insurance Company)***
=New England Life Insurance Company (MA) (wholly-owned subsidiary of Brighthouse Holdings, LLC)***
Brighthouse Funds Trust II (DE)****

*
Wholly-owned subsidiary of MetLife, Inc.
**
Wholly-owned subsidiary of Brighthouse Financial, Inc.
***
Indirect, wholly-owned subsidiary of Brighthouse Financial, Inc.
****
Outstanding shares owned by the Insurance Companies’ separate accounts.
AB Global Dynamic Allocation Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, Ltd., and Schroders Global Multi-Asset Portfolio, Ltd. (each, a “Subsidiary”) are wholly-owned subsidiaries of AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, and Schroders Global Multi-Asset Portfolio, respectively. Each Subsidiary is organized under the laws of the Cayman Islands and each Subsidiary’s financial statements are consolidated with the controlling Portfolio’s financial statements.
Item 30. Indemnification
The Registrant’s Amended and Restated Agreement and Declaration of Trust provides that each Trustee and officer of the Registrant is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Registrant; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties;

and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful. Reference is made to Article VII, Sections 4, 5, 6 and 8, of the Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a)(1) to Post- Effective Amendment No. 59 to the Registration Statement filed with the SEC on April 29, 2013.
The Registrant’s Participation Agreements with respect to the American Funds Insurance Series (the “AFIS Participation Agreements”) provide that certain affiliates of the Registrant are entitled to be indemnified against certain losses arising from acts by certain other parties to the AFIS Participation Agreements, including, but not limited to, acts relating to (1) making untrue statements of material fact or omissions of facts in certain related registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature; (2) unlawful conduct with respect to the sale of, among other things, variable annuity contracts or shares of certain related investment companies; or (3) breaching the relevant AFIS Participation Agreement or the representations or warranties therein. Certain of the AFIS Participation Agreements also indemnify certain affiliates of the Registrant against certain other parties’ failure to comply with the investment objectives, policies, and restrictions of certain related investment companies. For more specific information regarding the indemnification provisions of the Registrant’s AFIS Participation Agreements, please refer to Section 16 of the Registrant’s Participation Agreement with respect to the American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on May 1, 2009 (“Post-Effective Amendment No. 32”); Section 20 of the Registrant’s Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 32; and to Section 19 of the Registrant’s Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 32.
The Fund Participation Agreements among the Registrant, Brighthouse Investment Advisers, LLC (“BIA”), Brighthouse Securities, LLC (“Brighthouse Securities”) and certain insurance companies (the “Participation Agreements”) provide that the Company, as defined respectively in each Participation Agreement, will indemnify and hold harmless the Registrant and its trustees and officers, and any person who controls the Registrant, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to the Company for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1) or wrongful conduct with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to the Registrant by the Company; (4) failure by the Company to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by the Company.
The Participation Agreements provide that BIA and Brighthouse Securities will indemnify and hold harmless each Company and each of its directors and officers, and any person who controls each Company, against certain losses, claims, damages, liabilities, or litigation to which they may become subject to under any law or otherwise, so long as the losses are related to the sale or acquisition of the Registrant’s shares or certain variable life and variable annuity contracts and arise as a result of (1) making or allegedly making untrue statements of material fact or omitting or allegedly omitting material facts in any registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature, provided that no indemnity shall be given if such statement or omission was made in reliance upon and in conformity with information furnished to the Registrant, BIA or Brighthouse Securities for use in such documents; (2) statements or representations (other than those statements or representations contained in the documents listed in item 1 not supplied by BIA, Brighthouse Securities, or the Registrant or persons under their control) or wrongful conduct of BIA, Brighthouse Securities or the Registrant, with respect to the sale of variable life and variable annuity contracts or shares of the Registrant; (3) making or allegedly making untrue statements of material fact contained in the registration statements, prospectuses or statements of additional information, sales literature or other promotional material required to be stated therein or necessary to make the statements not misleading if such statements were furnished to each Company by BIA, Brighthouse Securities or the Registrant; (4) failure by BIA, Brighthouse Securities or the Registrant to provide services and furnish material under the terms of the Participation Agreements; or (5) any other material breach of the Participation Agreements by BIA, Brighthouse Securities or the Registrant.
None of the indemnified parties in the Participation Agreements discussed above shall be indemnified for any losses if such loss was caused by or arises out of that party’s willful misfeasance, bad faith or gross negligence or by reasons of such party’s reckless disregard of obligations and duties under the Participation Agreements.

For more specific information regarding the indemnification provisions of the Participation Agreements, please refer to Sections 8.1 and 8.2 of each Participation Agreement, which are incorporated by reference to Exhibits (h)(7), (h)(10), (h)(11) and (h)(12) to Post- Effective Amendment No. 81 to the Registration Statement filed with the SEC on April 27, 2017.
The Distribution Agreement (the “Distribution Agreement”) provides that Brighthouse Securities, LLC will indemnify and hold harmless the Registrant, and each of its directors and officers (or former officers and directors) and each person, if any, who controls the Trust against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending against the same and any counsel fees reasonably incurred in connection therewith), incurred under the federal Securities Act of 1933 or under common law or otherwise that arise out of or are based upon: (1) any untrue or alleged untrue statement of a material fact contained in information furnished by Brighthouse Securities, LLC to the Registrant for use in the Registrant’s registration statement, Prospectus, or annual or interim reports to shareholders; (2) any omission or alleged omission to state a material fact in connection with such information furnished by Brighthouse Securities, LLC to the Registrant that is required to be stated in any of such documents or necessary to make such information not misleading; (3) any misrepresentation or omission or alleged misrepresentation or omission in connection with the offer or sale of shares of the Registrant to state a material fact on the part of Brighthouse Securities, LLC or any agent or employee of Brighthouse Securities, LLC or any other person for whose acts Brighthouse Securities, LLC is responsible, unless such misrepresentation or omission or alleged misrepresentation or omission was made in reliance on written information furnished by the Registrant, or (4) the willful misconduct or failure to exercise reasonable care and diligence on the part of any such persons with respect to services rendered under the Distribution Agreement. Reference is made to Section 12 of the Distribution Agreement among the Registrant and Brighthouse Securities, LLC, which is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 83 to the Registration Statement filed with the SEC on February 6, 2018.
The Transfer Agency Agreement (the “Transfer Agency Agreement”) among the Registrant, Brighthouse Funds Trust II (“Trust II”), and Brighthouse Life Insurance Company (“BLIC”) provides that BLIC will indemnify and hold the Registrant harmless from all damages and costs, including reasonable attorneys’ fees, incurred by the Registrant as a result of BLIC’s negligence, bad faith or willful misconduct, or that of its officers, agents and employees, in the performance of the Transfer Agency Agreement. The Transfer Agency Agreement also provides that the Registrant and Trust II will severally and not jointly indemnify and hold BLIC harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by BLIC resulting from any claim, demand, action or suit in connection with the performance of its duties under the Transfer Agency Agreement, or the functions of transfer and dividend disbursing agent or as a result of acting upon any instruction reasonably believed by it to have been properly executed by a duly authorized officer of the Registrant or Trust II, or upon any information, data, records or documents provided BLIC or its agents by computer tape, telex, CRT data entry or other similar means authorized by the Registrant or Trust II, provided that this indemnification shall not apply to actions or omissions of BLIC in cases of its own willful misconduct or negligence or that of its officers, agents and employees. For more specific information regarding the indemnification provisions of the Transfer Agency Agreement, please refer to Section XIV of the Transfer Agency Agreement, which is incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 87 to the Registration Statement filed with the SEC on January 18, 2019.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31. Business and Other Connections of the Investment Adviser
See “Additional Information About Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information for information regarding Brighthouse Investment Advisers, LLC (the “Adviser”). For information as to any other business, profession, vocation or employment of a substantial nature that each director, officer or partner of the Adviser is or has been engaged in within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Adviser’s current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-47459).
With respect to information regarding the Subadvisers, reference is hereby made to “Additional Information About Management—The Subadviser” in the Prospectus. For information as to any other business, profession, vocation or employment of a substantial nature that each director, officer or partner of the Subadvisers is or has been engaged in within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the current Form ADVs of the Subadvisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:
AllianceBernstein L.P.
File No. 801-56720
Allspring Global Investments, LLC
File No. 801-21122
Artisan Partners Limited Partnership
File No. 801-48435
BlackRock Financial Management, Inc.
File No. 801-48433
BlackRock International Limited
File No. 801-51087
CBRE Investment Management Listed Real Estate Assets LLC
File No. 801-49083
Eaton Vance Management
File No. 801-15930
Franklin Advisers, Inc.
File No. 801-26292
Harris Associates L.P.
File No. 801-50333
Invesco Advisers, Inc.
File No. 801-33949
J.P. Morgan Investment Management Inc.
File No. 801-21011
Loomis, Sayles & Company, L.P.
File No. 801-170
Massachusetts Financial Services Company
File No. 801-17352
MetLife Investment Management, LLC
File No. 801-67314
Morgan Stanley Investment Management Inc.
File No. 801-15757
Pacific Investment Management Company LLC
File No. 801-48187
PanAgora Asset Management, Inc.
File No. 801-35497
Schroder Investment Management North America Inc.
File No. 812-13467
Schroder Investment Management North America Limited
File No. 801-37163
SSGA Funds Management, Inc.
File No. 801-60103
T. Rowe Price Associates, Inc.
File No. 801-856
T. Rowe Price Investment Management, Inc.
File No. 801-121434
TCW Investment Management Company LLC
File No. 801-29075
Victory Capital Management Inc.
File No. 801-46878
Wellington Management Company LLP
File No. 801-15908
Western Asset Management Company, LLC
File No. 801-8162

Item 32. Principal Underwriter
(a) Brighthouse Securities, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following management investment companies (other than the Registrant) and separate accounts:
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b) Officers and Directors of Brighthouse Securities, LLC.
Name and Principal Business Address[1]	Positions and Offices With Principal Underwriter	Positions and Offices With Registrant
Myles Lambert	President and Chief Executive Officer	N/A
John Martinez	Principal Financial Officer	N/A
Kristin Prohonic	Chief Compliance Officer and Vice President	N/A
Gerard Nigro	Vice President	N/A
Philip Beaulieu	Vice President	N/A
Michael Davis	Vice President	N/A
Richard Cook	Vice President	N/A
James Painter, Jr.	Vice President	N/A
Allie Lin	Secretary and Vice President	N/A
Christopher Hartsfield	Assistant Secretary and Vice President	N/A
Brian McGurn	Chief Derivatives Officer and Vice President	N/A
Janet Morgan	Treasurer and Vice President	N/A
Melissa Pavlovich	Tax Director and Vice President	N/A

1
The address for each person is Gragg Building, 11225 North Community House Road, Charlotte, North Carolina 28277.
(c) Inapplicable
Item 33. Location of Accounts and Records
The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 11225 North Community House Road, Charlotte, North Carolina 28277 as well as at the offices of its manager, investment advisers and administrator:
Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277

Brighthouse Securities, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
AllianceBernstein L.P.
501 Commerce Street
Nashville, Tennessee 37203
Allspring Global Investments, LLC
1415 Vantage Park Drive, 3rd Floor
Charlotte, North Carolina 28203
Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin, 53202
BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
BlackRock International Limited
Exchange Place One
1 Semple Street
Edinburgh, United Kingdom EH3 8BL
CBRE Investment Management Listed Real Estate Assets LLC
555 East Lancaster Avenue, Suite 120
Radnor, PA 19087
Eaton Vance Management
One Post Office Square
Boston, Massachusetts 02109
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403
Harris Associates L.P.
111 S. Wacker Drive, Suite 4600
Chicago, Illinois 60606
Invesco Advisers, Inc.
1331 Spring Street NW, Suite 2500
Atlanta, Georgia 30309
J.P. Morgan Investment Management Inc.
383 Madison Avenue
New York, New York 10179
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, Massachusetts 02199

MetLife Investment Management, LLC
One MetLife Way
Whippany, New Jersey 07981
Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, California 92660
PanAgora Asset Management, Inc.
One International Place, 24th Floor
Boston, Massachusetts 02210
Schroder Investment Management North America Inc.
7 Bryant Park
New York, New York 10018
Schroder Investment Management North America Limited
1 London Wall Place
London, United Kingdom EC2Y 5AU
SSGA Funds Management, Inc.
One Congress Street
Boston, Massachusetts 02114
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, Massachusetts 02171
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, California 90071
T. Rowe Price Associates, Inc.
1307 Point Street
Baltimore, Maryland 21231
T. Rowe Price Investment Management, Inc.
1307 Point Street
Baltimore, Maryland 21231
Victory Capital Management Inc.
15935 La Cantera Parkway
San Antonio, Texas 78256
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210
Western Asset Management Company, LLC
385 E. Colorado Boulevard
Pasadena, California 91101

Certain records, including records relating to the Registrant’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of Brighthouse Financial, Inc., 11225 North Community House Road, Charlotte, North Carolina 28277, the Registrant’s transfer agent and at the main office of State Street Bank and Trust Company, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, the Registrant’s dividend disbursing agent and custodian.
Accounts, books and other documents required to be maintained by each Subsidiary under Section 31(a) of the 1940 Act and the rules thereunder are maintained at its principal office, located at 11225 North Community House Road, Charlotte, North Carolina 28277, c/o Brighthouse Funds Trust I, and at its investment adviser:
AllianceBernstein L.P.
501 Commerce Street
Nashville, Tennessee 37203
In the case of AB Global Dynamic Allocation Portfolio, Ltd.
BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
In the case of BlackRock Global Tactical Strategies Portfolio, Ltd.
Invesco Advisers, Inc.
1331 Spring Street NW, Suite 2500
Atlanta, Georgia 30309
In the case of Invesco Balanced-Risk Allocation Portfolio, Ltd.
J.P. Morgan Investment Management Inc.
383 Madison Avenue
New York, New York 10179
In the case of JPMorgan Global Active Allocation Portfolio, Ltd.
PanAgora Asset Management, Inc.
One International Place, 24th Floor
Boston, Massachusetts 02210
In the case of PanAgora Global Diversified Risk Portfolio, Ltd.
Schroder Investment Management North America Inc.
7 Bryant Park
New York, New York 10018
In the case of Schroders Global Multi-Asset Portfolio, Ltd.
Certain records, including records relating to a Subsidiary’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of State Street Cayman Trust Company, Ltd., 45 Market Street, Suite #3206A, Gardenia Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands and at the main office of State Street Bank and Trust Company, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, each Subsidiary’s custodian.
State Street Bank and Trust Company and certain of its affiliates keep and maintain certain records of AB Global Dynamic Allocation Portfolio, AB Global Dynamic Allocation Portfolio, Ltd., BlackRock Global Tactical Strategies Portfolio, BlackRock Global Tactical Strategies Portfolio, Ltd., Invesco Balanced-Risk Allocation Portfolio, Invesco Balanced-Risk Allocation Portfolio, Ltd., JPMorgan Global Active Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, Ltd., PanAgora Global Diversified Risk Portfolio, PanAgora Global Diversified Risk Portfolio, Ltd., Schroders Global Multi-Asset Portfolio and Schroders Global Multi-Asset Portfolio, Ltd. to meet Brighthouse Investment Advisers, LLC’s recordkeeping obligations pursuant to CFTC Regulation 4.23(a)(1)-(2), (4)-(6) and (8) and CFTC Regulation 4.7(b) at their corporate offices located at John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171.
Item 34. Management Services
None.

Item 35. Undertakings
The following undertakings relate only to the Registrant’s AB Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Portfolio, JPMorgan Global Active Allocation Portfolio, PanAgora Global Diversified Risk Portfolio, and Schroders Global Multi-Asset Portfolio and their respective subsidiaries.
1. The Portfolio undertakes that the subsidiary’s advisory agreement with the subadvisor will comply with the requirements of Section 15(a) of the Investment Company Act of 1940 as such requirements apply to the Portfolio, including that 1) the subsidiary’s advisory agreement will be terminated upon its assignment (as such term is defined in the 1940 Act), 2) each Portfolio’s Board of Trustees will have the ability to vote to terminate the subsidiary’s advisory agreement, 3) the agreement will be initially approved by the Board of Directors of the subsidiary, 4) the agreement will be initially approved by the Portfolio as the sole shareholder of the subsidiary, and 5) the Board of Directors of the subsidiary will approve annual continuations of the agreement.
2. Each Portfolio undertakes that it will not directly or indirectly offer or distribute subsidiary’s shares to any person or entity unless such offering is registered as required under the Securities Act of 1933 or subject to an exemption therefrom.
3. Each Portfolio and its subsidiary undertake that the subsidiary’s books and records will be subject to inspection by the Commission to the same extent as the Portfolio’s books and records are subject to inspection by the Commission.
4. Each subsidiary’s Directors undertake to receive service of process in the United States of America, with the Portfolio’s agent for service of process being designated to serve in the same capacity with the subsidiary’s Directors.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, BRIGHTHOUSE FUNDS TRUST I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 106 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston, and Commonwealth of Massachusetts as of the 24th day of April, 2026.
BRIGHTHOUSE FUNDS TRUST I (Registrant)
By:	/s/ Kristi Slavin Kristi Slavin President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 106 to the Registration Statement has been signed below by the following persons in the capacities and as of the date(s) indicated.
Signature		Title	Date
/s/ Kristi Slavin Kristi Slavin		President and Chief Executive Officer (Principal Executive Officer)	April 24, 2026
/s/ Alan R. Otis Alan R. Otis		Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 24, 2026
Stephen M. Alderman* Stephen M. Alderman		Trustee	April 24, 2026
Robert J. Boulware* Robert J. Boulware		Trustee	April 24, 2026
Susan C. Gause* Susan C. Gause		Trustee	April 24, 2026
Nancy Hawthorne* Nancy Hawthorne		Trustee	April 24, 2026
John Rosenthal* John Rosenthal		Trustee	April 24, 2026
Dawn M. Vroegop* Dawn M. Vroegop		Trustee	April 24, 2026
* By:	/s/ Brian D. McCabe Brian D. McCabe Attorney-in-Fact**
**
Pursuant to Power of Attorney for each Trustee filed with the Securities and Exchange Commission as part of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement under the Securities Act of 1933 on February 6, 2018.

AB Global Dynamic Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AB Global Dynamic Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
AB Global Dynamic Allocation Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to AB Global Dynamic Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

BlackRock Global Tactical Strategies Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to BlackRock Global Tactical Strategies Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
BlackRock Global Tactical Strategies Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to BlackRock Global Tactical Strategies Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

Invesco Balanced-Risk Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Invesco Balanced-Risk Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
Invesco Balanced-Risk Allocation Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Invesco Balanced-Risk Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

JPMorgan Global Active Allocation Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to JPMorgan Global Active Allocation Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
JPMorgan Global Active Allocation Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to JPMorgan Global Active Allocation Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

PanAgora Global Diversified Risk Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to PanAgora Global Diversified Risk Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
PanAgora Global Diversified Risk Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to PanAgora Global Diversified Risk Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

Schroders Global Multi-Asset Portfolio, Ltd., has duly caused this Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Schroders Global Multi-Asset Portfolio, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 24th day of April, 2026.
Schroders Global Multi-Asset Portfolio, Ltd.
By:	/s/ Thomas Watterson Thomas Watterson
This Registration Statement of Brighthouse Funds Trust I, with respect only to information that specifically relates to Schroders Global Multi-Asset Portfolio, Ltd., has been signed below by the following persons in the capacities as of the dates indicated:
Signatures	Title	Date
/s/ John Rosenthal John Rosenthal	Director	April 24, 2026
/s/ Thomas Watterson Thomas Watterson	Director	April 24, 2026
/s/ Katie Hellmann Katie Hellmann	Director	April 24, 2026

Brighthouse Funds Trust I
Exhibit Index
(d)(9)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to Brighthouse/Eaton Vance Floating Rate Portfolio.
(d)(21)(iii)	Amendment No. 3 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio.
(d)(27)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to MFS® Research International Portfolio.
(d)(31)(i)	Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio.
(d)(32)(ii)	Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio.
(h)(4)	Joint Management Fee Waiver Agreement among the Registrant, Brighthouse Funds Trust II and Brighthouse Investment Advisers, LLC, dated May 1, 2026.
(h)(25)	Fund of Funds Investment Agreement between Loomis Sayles Growth Portfolio and Natixis Loomis Sayles Focused Growth ETF.
(j)	Consent of Deloitte & Touche LLP.
(p)(2)	Code of Ethics of MFS Investment Management.
(p)(3)	Code of Ethics of Pacific Investment Management Company LLC.
(p)(4)	Code of Ethics of Invesco Advisers, Inc.
(p)(6)	Code of Ethics of Harris Associates L.P.
(p)(7)	Code of Ethics of Loomis, Sayles & Co., L.P.
(p)(8)	Code of Ethics of BlackRock Financial Management, Inc. and BlackRock International Limited.
(p)(14)	Code of Ethics of MetLife Investment Management, LLC.
(p)(15)	Code of Ethics of Franklin Advisers, Inc. and Western Asset Management Company, LLC.
(p)(16)	Code of Ethics of PanAgora Asset Management, Inc.
(p)(19)	Code of Ethics of Allspring Global Investments, LLC.
(p)(21)	Code of Ethics applicable to the Growth Fund (Master Fund of the American Funds® Growth Portfolio).
(p)(24)	Code of Ethics of Victory Capital Management Inc.
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